                                                        OMB APPROVAL
                                                        ------------------------
                                                        OMB Number:  3235-0570

                                                        Expires:  Sept. 30, 2007

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                                                        hours per response: 19.4
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number          811-5686
                                   ---------------------------------------------


                         AIM Investment Securities Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


                11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Robert H. Graham   11 Greenway Plaza, Suite 100 Houston, Texas 77046
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code:       (713) 626-1919
                                                   -----------------------------

Date of fiscal year end:     7/31
                         --------------------

Date of reporting period:    07/31/05
                          -------------------

Item 1. Reports to Stockholders.

                                                     AIM GLOBAL REAL ESTATE FUND
                                   Annual Report to Shareholders o July 31, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

AIM GLOBAL REAL ESTATE FUND SEEKS TO ACHIEVE HIGH TOTAL RETURN THROUGH GROWTH OF CAPITAL AND CURRENT INCOME.

o Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o THE FTSE EPRA/NAREIT GLOBAL REAL ESTATE    o Property type classifications used in
                                             INDEX is designed to track the               this report are generally according to
o Class B shares are not available as an     performance of listed real estate            the FTSE EPRA/NAREIT Global Real Estate
investment for retirement plans              companies and REITs worldwide. It is         Index, which is exclusively owned by the
maintained pursuant to Section 401 of the    compiled by FTSE Group (an independent       FTSE Group, the European Public Real
Internal Revenue Code, including 401(k)      company, originally a joint venture of       Estate Association (EPRA), the National
plans, money purchase pension plans and      the Financial Times and the London Stock     Association of Real Estate Investment
profit sharing plans.                        Exchange, whose sole business is the         Trusts (NAREIT) and Euronext Indices BV.
                                             creation and management of indexes and
o Class R shares are available only to       associated data services); NAREIT            The Fund provides a complete list of its
certain retirement plans. Please see the     (National Association of Real Estate         holdings four times in each fiscal year,
prospectus for more information.             Investment Trusts) and EPRA (European        at the quarter-ends. For the second and
                                             Public Real Estate Association).             fourth quarters, the lists appear in the
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  Fund's semiannual and annual reports to
                                             o The unmanaged LIPPER REAL ESTATE FUND      shareholders. For the first and third
o International investing presents           INDEX represents an average of the           quarters, the Fund files the lists with
certain risks not associated with            performance of the 30 largest real estate    the Securities and Exchange Commission
investing solely in the United States.       funds tracked by Lipper, Inc., an            (SEC) on Form N-Q. The most recent list
These include risks relating to              independent mutual fund performance          of portfolio holdings is available at
fluctuations in the value of the U.S.        monitor.                                     AIMinvestments.com. From our home page,
dollar relative to the values of other                                                    click on Products & Performance, then
currencies, the custody arrangements made    o The Fund is not managed to track the       Mutual Funds, then Fund Overview. Select
for the Fund's foreign holdings,             performance of any particular index,         your Fund from the drop-down menu and
differences in accounting, political         including the indexes defined here, and      click on Complete Quarterly Holdings.
risks and the lesser degree of public        consequently, the performance of the Fund    Shareholders can also look up the Fund's
information required to be provided by       may deviate significantly from the           Forms N-Q on the SEC's Web site at
non-U.S. companies.                          performance of the indexes.                  sec.gov. And copies of the Fund's Forms
                                                                                          N-Q may be reviewed and copied at the
o Investing in a single-sector or            o A direct investment cannot be made in      SEC's Public Reference Room at 450 Fifth
single-region mutual fund involves           an index. Unless otherwise indicated,        Street, N.W., Washington, D.C.
greater risk and potential reward than       index results include reinvested             20549-0102. You can obtain information on
investing in a more diversified fund.        dividends, and they do not reflect sales     the operation of the Public Reference
                                             charges. Performance of an index of funds    Room, including information about
o Investing in emerging markets involves     reflects fund expenses; performance of a     duplicating fee charges, by calling
greater risk and potential reward than       market index does not.                       202-942-8090 or 800-732-0330, or by
investing in more established markets.                                                    electronic request at the following
                                             OTHER INFORMATION                            e-mail address: publicinfo@sec.gov. The
o A change in interest rates will affect                                                  SEC file numbers for the Fund are
the performance of the Fund's investments    o The returns shown in management's          811-5686 and 33-39519.
in debt securities.                          discussion of Fund performance are based
                                             on net asset values calculated for           A description of the policies and
o The Fund invests substantial assets in     shareholder transactions. Generally          procedures that the Fund uses to
real estate investment trusts (REITs),       accepted accounting principles require       determine how to vote proxies relating to
which present risks not associated with      adjustments to be made to the net assets     portfolio securities is available without
investing in stocks.                         of the Fund at period end for financial      charge, upon request, from our Client
                                             reporting purposes, and as such, the net     Services department at 800-959-4246 or on
ABOUT INDEXES USED IN THIS REPORT            asset values for shareholder transactions    the AIM Web site, AIMinvestments.com. On
                                             and the returns based on those net asset     the home page, scroll down and click on
o The unmanaged MSCI World Index is a        values may differ from the net asset         AIM Funds Proxy Policy. The information
group of global securities tracked by        values and returns reported in the           is also available on the SEC Web site,
Morgan Stanley Capital International.        Financial Highlights.                        sec.gov.

                                                                                          Continued on Page 5



                                                                                          =========================================

                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A Shares                      AGREX

                                                                                          Class B Shares                      BGREX

                                                                                          Class C Shares                      CGREX

                                                                                          Class R Shares                      RGREX

                                                                                          =========================================

======================================================================================

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

======================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM GLOBAL REAL ESTATE FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from
      [GRAHAM       Bruce Crockett, the independent Chair of the Board of
       PHOTO]       Trustees of the AIM Funds. Mr. Crockett has been on our
                    Funds' Board since 1992; he assumed his responsibilities as Chair last October.

                       Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via ROBERT H. GRAHAM letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 6 and 7.

                       Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

                       All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings
    [WILLIAMSON     offset concerns about rising oil prices and the Federal
       PHOTO]       Reserve's repeated increases in short-term interest rates.
                    Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely MARK H. WILLIAMSON acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM              /S/ MARK H. WILLIAMSON

                    Robert H. Graham                  Mark H. Williamson
                    President & Vice Chair,           Chairman & President,
                    AIM Funds                         A I M Advisors, Inc.

                    September 16, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM GLOBAL REAL ESTATE FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                       At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
     [CROCKETT      (AIM) that save shareholders approximately $20.8 million
       PHOTO]       annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your
 BRUCE L. CROCKETT  Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 6 and
                    7. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds


                    September 16, 2005

AIM GLOBAL REAL ESTATE FUND

MANAGEMENT'S DISCUSSION
OF FUND PERFORMANCE

                                                                                          We consider selling a holding when:

======================================================================================    o relative valuation falls below desired
                                                                                          levels
PERFORMANCE SUMMARY                          =========================================
                                                                                          o risk/return relationships change
AIM Global Real Estate Fund launched on      FUND VS. INDEXES                             significantly
April 29, 2005. During the approximately
three-month period your Fund has been        Total returns, 4/29/05-7/31/05, excluding    o company fundamentals change (property
open, global real estate markets rallied     applicable sales charges. If sales           type, geography or management changes)
strongly. Given this environment, AIM        charges were included, returns would be
Global Real Estate Fund outperformed its     lower.                                       o a more attractive investment
broad market index (the MSCI World Index)                                                 opportunity is identified
as global real estate markets posted         Class A Shares                      9.27%
higher returns than those of the broad                                                    MARKET CONDITIONS AND YOUR FUND
world stock market.                          Class B Shares                      9.06
                                                                                          Global real estate markets appreciated
   We are pleased to report your Fund        Class C Shares                      9.16     significantly from April 29, 2005 (the
provided shareholders with positive                                                       day your Fund opened) through the close
returns since its inception; however, we     Class R Shares                      9.24     of the reporting period. During this
slightly trailed the performance of our                                                   brief period, market momentum was driven
style-specific index. We attribute this      MSCI World Index                             by improving real estate fundamentals,
to underperformance by select holdings in    (Broad Market Index)                6.24     increased merger and acquisition activity
Australia and the United Kingdom.                                                         and a modestly favorable interest rate
                                             FTSE EPRA/NAREIT Global                      environment across many regions.
                                             Real  Estate Index
                                             (Style-specific Index)             11.07        On a regional basis, real estate
                                                                                          investments in the U.S. posted some of
                                             Lipper Real Estate Fund Index                the highest returns. After a short-lived
                                             (Peer Group Index)                 15.13     market correction in early 2005, U.S.
                                                                                          REITs staged a significant recovery
                                             SOURCE: LIPPER,INC.                          supported by faster earnings growth, as
                                                                                          well as cash inflows from both
                                             =========================================    individuals and institutions. Strong
                                                                                          performance by many of our U.S. holdings,
======================================================================================    as well as our large allocation to the
                                                                                          U.S.--approximately 50% of Fund assets as
HOW WE INVEST                                property evaluation, and management          of the close of the reporting
                                             review to identify securities with:          period--proved a significant contributor
Your Fund holds primarily real                                                            to performance.
estate-oriented securities from the          o high quality underlying properties
United States and abroad. We focus on                                                        Fund holdings outside of the U.S.,
public companies whose value is driven by    o strong management teams                    also benefited the Fund as real estate
tangible assets. Our goal is to create a                                                  markets in Canada, Hong Kong and
global fund focused on total return that     o attractive valuations relative to          Singapore produced double-digit gains. In
will perform at or above index levels        similar properties and geographical          continental Europe, demand for the higher
with a comparable level of risk. We use a    location                                     cash flow yield offered by real estate
fundamentals-driven investment process,                                                   securities bolstered real estate stocks
including property market cycle analysis,                                                 and our Fund holdings.
                                                We attempt to control risk by
                                             diversification of property types,              We believe real estate values have the
                                             geographic location and limiting the size    potential to continue rising overseas as
                                             of any one holding.                          REIT-like structures--real estate
                                                                                          companies that are required to pay out
=========================================    =========================================    substantially all of their taxable net
                                                                                          income as dividends--continue to gain
PORTFOLIO COMPOSITION                        TOP 10 EQUITY HOLDINGS*                      prominence. As the table on Page 4
By property type                                                                          indicates, many countries have recently
                                              1. Westfield Group (Australia)      3.8%    adopted or are considering adopting these
Retail                              27.5%                                                 investment vehicles given their ability
                                              2. Simon Property Group, Inc.       3.5     to provide liquidity, transparency and
Office                              21.1                                                  favorable corporate tax treatment. When a
                                              3. General Growth Properties, Inc.  3.4     company converts to a REIT-like
Diversified                         16.0                                                  structure, yields generally go up, and
                                              4. Land Securities Group PLC                thereby attract a new set of
Residential                         11.7         (United Kingdom)                 3.4     investors--people who are willing to pay
                                                                                          for a steady, possibly growing dividend.
Industrials                          7.1      5. Sun Hung Kai Properties Ltd.             Increased interest by investors also may
                                                 (Hong Kong)                      2.9     result in real estate companies that
Hotels                               5.0                                                  convert to REITs which might then move
                                              6. Boston Properties, Inc.          2.6     from trading at a discount to net asset
U.S. Government Agencies Plus                                                             value to trading at a premium.
Other Assets Less Liabilities       11.6      7. ProLogis                         2.5

                                              8. Vornado Realty Trust             2.2

                                              9. Hongkong Land Holdings Ltd.
                                                 (Bermuda)                        2.1

The Fund's holdings are subject to           10. Equity Residential               1.9
change, and there is no assurance that
the Fund will continue to hold any           =========================================
particular security.
                                             TOTAL NET ASSETS           $35.5 MILLION
*Excluding U.S. Government Agency
Securities                                   TOTAL NUMBER OF HOLDINGS*             84

=========================================    =========================================
                                                                                                                        (continued)

AIM GLOBAL REAL ESTATE FUND


   Beyond geographical diversification,         Foreign exchange also proved a slight                      JOE V. RODRIGUEZ,JR.
your Fund invests in many different          drag on absolute Fund performance.              [RODRIGUEZ    Director of Securities
property types. Retail REITs contributed     Although foreign holdings appreciated             PHOTO]      Management, INVESCO Real
the most to Fund performance. We have        during the period, a small portion of                         Estate, is lead
conviction in this property type as we       those gains was offset by a strong U.S.                       portfolio manager of AIM
believe that the underlying fundamentals     dollar, as we are not currently hedging                       Global Real Estate Fund.
of this property type will remain among      currencies.                                  He oversees all phases of the unit
the best within the REIT sector. For                                                      including securities research and
instance, occupancies at U.S. malls          IN CLOSING                                   administration. Mr. Rodriguez began his
continued to improve. Rent spreads--the                                                   investment career in 1983 and joined
difference between what new leases pay       We would like to welcome new investors to    INVESCO Real Estate, the Dallas-based
compared to expiring leases--also show       AIM Global Real Estate Fund. We are          investment management affiliate of
growth, in many cases in excess of 15%.      pleased to offer this investment             INVESCO Institutional (N.A.), Inc., in
In addition, there is less retail space      opportunity and believe global real          1990. He has served on the editorial
available per person in other countries      estate investments provide both asset        boards of the National Association of
than in the U.S. This makes existing         class and international diversification      Real Estate Investment Trusts (NAREIT) as
retail centers in other countries very       benefits.                                    well as the Institutional Real Estate
valuable to retail tenants who want to                                                    Securities Newsletter. He is a member of
gain exposure to those markets.                 After five years of price                 the National Association of Business
                                             appreciation, U.S. REITs continue to         Economists, American Real Estate Society
                                             prove the benefits of investing in           and the Institute of Certified Financial
=========================================    securities backed by tangible assets. We     Planners. He also served as adjunct
                                             believe occupancy and rental rates           professor of economics at the University
MORE COUNTRIES ADOPT REIT-LIKE               supported U.S. REIT growth and that REIT     of Texas at Dallas. In addition, Mr.
STRUCTURES                                   fundamentals continued to improve.           Rodriguez was a contributing author to
                                             Abroad, we find many foreign companies       Real Estate Investment Trusts: Structure
                  YEAR REIT      NAME OF     offer attractive valuations compared with    Analysis and Strategy, published by
COUNTRY         STATUS ENACTED  STRUCTURE    opportunities in the U.S. We are also        McGraw Hill. Mr. Rodriguez received his
                                             encouraged that REIT-type structures are     B.B.A. in economics and finance as well
                                             gaining momentum overseas with more          as his M.B.A. in finance from Baylor
United States     1960               REIT    nations adopting these types of              University.
                                             investment vehicles.
Netherlands       1969        (1)Dutch BI                                                                  MARK D. BLACKBURN,
                                             The views and opinions expressed in             [BLACKBURN    Chartered Financial
Australia         1971             (2)LPT    management's discussion of Fund                   PHOTO]      Analyst, Director of
                                             performance are those of A I M Advisors,                      Securities Research,
Belgium           1995          (3)SICAFI    Inc. These views and opinions are subject                     INVESCO Real Estate, is
                                             to change at any time based on factors                        portfolio manager of AIM
Canada            1993               REIT    such as market and economic conditions.      Global Real Estate Fund. Prior to joining
                                             These views and opinions may not be          INVESCO in 1998, he worked as an
Japan             2001             J-REIT    relied upon as investment advice or          associate director of research, focusing
                                             recommendations, or as an offer for a        on equity securities research and
South Korea       2001            REIT and   particular security. The information is      recommendations with a regional brokerage
                                   CR-REIT   not a complete analysis of every aspect      firm. He has approximately 18 years of
                                             of any market, country, industry,            experience in institutional investing and
Singapore         2002                REIT   security or the Fund. Statements of fact     risk management, along with a background
                                             are from sources considered reliable, but    in evaluating the high-yield and
France            2003             (4)SIIC   A I M Advisors, Inc. makes no                convertible securities markets. Mr.
                                             representation or warranty as to their       Blackburn received a B.S. in accounting
Hong Kong         2003                REIT   completeness or accuracy. Although           from Louisiana State University and an
                                             historical performance is no guarantee of    M.B.A. from Southern Methodist
United Kingdom    pending               --   future results, these insights may help      University. He is a Certified Public
                                             you understand our investment management     Accountant and a member of the National
Germany           pending               --   philosophy.                                  Association of Real Estate Investment
                                                                                          Trusts.
1. Fiscal Investment Institution
                                                See important Fund and index                               JAMES W. TROWBRIDGE,
2. Limited Property Trust                       disclosures inside front cover.              [TROWBRIDGE   Portfolio Manager,
                                                                                                PHOTO]     INVESCO Real Estate, is
3. Societe d'Investissements a Capital Fixe                                                                portfolio manager of AIM
                                                                                                           Global Real Estate Fund.
4. Societe d'Investissements Immobiliers Cotees                                                            In 1989, Mr. Trowbridge
                                                                                          joined INVESCO Real Estate. With 30 years
=========================================                                                 of real estate investment experience for
                                                                                          major institutional investors, Mr.
   Many of the Fund's top contributors                                                    Trowbridge is responsible for integrating
were retail holdings including General                                                    his knowledge into INVESCO's publicly
Growth Properties. This Chicago-based                                                     traded REIT investments. Mr. Trowbridge
company, the second-largest                                                               received his B.S. in finance from Indiana
owner/operator of malls in the U.S.,                                                      University, where he also completed
continues to exhibit long and stable                                                      graduate work. He is a member of the
lease patterns--qualities that continue                                                   National Association of Real Estate
to make this an attractive investment for                                                 Investment Trusts.
the Fund.
                                                                                          Assisted by the Real Estate Team
   Despite favorable market conditions, a
few holdings detracted from Fund
performance. Multiplex Group, an
Australian LPT is building Wembley
National Stadium in the United Kingdom.
Cost overruns on the project, however,
have had a significant impact on the
stock. We continue to monitor this
position.

AIM GLOBAL REAL ESTATE FUND


YOUR FUND'S LONG-TERM PERFORMANCE

=========================================    =========================================

CUMULATIVE TOTAL RETURNS                     CUMULATIVE TOTAL RETURNS

4/29/05-7/31/05, including applicable        As of 6/30/05, most recent calendar
sales charges. Returns have not been         quarter- end, including applicable sales
annualized.                                  charges

CLASS A SHARES                               CLASS A SHARES
Inception (4/29/05)                 3.23%    Inception (4/29/05)                -1.47%

CLASS B SHARES                               CLASS B SHARES
Inception (4/29/05)                 4.06     Inception (4/29/05)                -0.81

CLASS C SHARES                               CLASS C SHARES
Inception (4/29/05)                 8.16     Inception (4/29/05)                 3.19

CLASS R SHARES                               CLASS R SHARES
Inception (4/29/05)                 9.24     Inception (4/29/05)                 4.27

=========================================    =========================================








THE PERFORMANCE DATA QUOTED REPRESENT        FIRST YEAR AFTER PURCHASE. CLASS R SHARES    EXAMPLE OF ONGOING COSTS AND EXPENSES IS
PAST PERFORMANCE AND CANNOT GUARANTEE        DO NOT HAVE A FRONT-END SALES CHARGE;        NOT INCLUDED IN THIS SHAREHOLDER REPORT
COMPARABLE FUTURE RESULTS; CURRENT           RETURNS SHOWN ARE AT NET ASSET VALUE AND     BECAUSE THE FUND HAS FEWER THAN SIX
PERFORMANCE MAY BE LOWER OR HIGHER.          DO NOT REFLECT A 0.75% CDSC THAT MAY BE      MONTHS OF HISTORY. THE FUND'S NEXT
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      IMPOSED ON A TOTAL REDEMPTION OF             SHAREHOLDER REPORT WILL CONTAIN AN
MOST RECENT MONTH-END PERFORMANCE.           RETIREMENT PLAN ASSETS WITHIN THE FIRST      EXAMPLE INTENDED TO HELP YOU UNDERSTAND
PERFORMANCE FIGURES REFLECT REINVESTED       YEAR.                                        YOUR ONGOING COSTS (IN DOLLARS) OF
DISTRIBUTIONS, CHANGES IN NET ASSET VALUE                                                 INVESTING IN THE FUND AND TO COMPARE
AND THE EFFECT OF THE MAXIMUM SALES             THE PERFORMANCE OF THE FUND'S SHARE       THESE COSTS WITH THE INGOING COSTS OF
CHARGE UNLESS OTHERWISE STATED.              CLASSES WILL DIFFER DUE TO DIFFERENT         INVESTING IN OTHER MUTUAL FUNDS.
INVESTMENT RETURN AND PRINCIPAL VALUE        SALES CHARGE STRUCTURES AND CLASS
WILL FLUCTUATE SO THAT YOU MAY HAVE A        EXPENSES.
GAIN OR LOSS WHEN YOU SELL SHARES.
                                                A REDEMPTION FEE OF 2% WILL BE IMPOSED
   CLASS A SHARE PERFORMANCE REFLECTS THE    ON CERTAIN REDEMPTIONS OR EXCHANGES OUT
MAXIMUM 5.50% SALES CHARGE, AND CLASS B      OF THE FUND WITHIN 30 DAYS OF PURCHASE.      Continued from inside front cover
AND CLASS C SHARE PERFORMANCE REFLECTS       EXCEPTIONS TO THE REDEMPTION FEE ARE
THE APPLICABLE CONTINGENT DEFERRED SALES     LISTED IN THE FUND'S PROSPECTUS.             Information regarding how the Fund voted
CHARGE (CDSC) FOR THE PERIOD INVOLVED.                                                    proxies related to its portfolio
THE CDSC ON CLASS B SHARES DECLINES FROM        HAD THE ADVISOR NOT WAIVED FEES AND/OR    securities during the period ended June
5% BEGINNING AT THE TIME OF PURCHASE TO      REIMBURSED EXPENSES, PERFORMANCE WOULD       30, 2005, is available at our Web site.
0% AT THE BEGINNING OF THE SEVENTH YEAR.     HAVE BEEN LOWER.                             Go to AIMinvestments.com, access the
THE CDSC ON CLASS C SHARES IS 1% FOR THE                                                  About Us tab, click on Required Notices
                                                AS A SHAREHOLDER OF THE FUND, YOU         and then click on Proxy Voting Activity.
                                             INCUR ONGOING COST, INCLUDING MANAGEMENT     Next, select the Fund from the drop-down
                                             FEES, AND OTHER FUND EXPENSES AND            menu. The information is also available
                                             TRANSACTIONAL COST. AN                       on the SEC Web site, sec.gov.

AIM GLOBAL REAL ESTATE FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Investment      advisory services, the Board reviewed the    fee waiver/expense limitation and noted
Securities Funds (the "Board") oversees      qualifications of AIM's investment           that it remains in effect through July
the management of AIM Global Real Estate     personnel and considered such issues as      31, 2006. The Board considered the effect
Fund (the "Fund") and, as required by        AIM's portfolio and product review           this fee waiver/expense limitation would
law, determines annually whether to          process, various back office support         have on the Fund's estimated expenses and
approve the continuance of the Fund's        functions provided by AIM and AIM's          concluded that the levels of fee
advisory agreement with AIM. Based upon      equity and fixed income trading              waivers/expense limitations for the Fund
the recommendation of the Investments        operations. Based on the review of these     were fair and reasonable.
Committee of the Board, which is             and other factors, the Board concluded
comprised solely of independent trustees,    that the quality of services to be           o Breakpoints and economies of scale. The
at a meeting held on June 30, 2005, the      provided by AIM was appropriate.             Board reviewed the structure of the
Board, including all of the independent                                                   Fund's advisory fee under the Advisory
trustees, approved the continuance of the    o The performance of the Fund relative to    Agreement, noting that it includes
advisory agreement (the "Advisory            comparable funds. Not applicable because     several breakpoints. The Board reviewed
Agreement") between the Fund and AIM for     the Fund has recently commenced              the level of the Fund's advisory fees,
another year, effective July 1, 2005.        operations.                                  and noted that such fees, as a percentage
                                                                                          of the Fund's net assets, would decrease
   The Board considered the factors          o The performance of the Fund relative to    as net assets increase because the
discussed below in evaluating the            indices. Not applicable because the Fund     Advisory Agreement includes breakpoints.
fairness and reasonableness of the           has recently commenced operations.           The Board concluded that the Fund's fee
Advisory Agreement at the meeting on June                                                 levels under the Advisory Agreement
30, 2005 and as part of the Board's          o Meeting with the Fund's portfolio          therefore would reflect economies of
ongoing oversight of the Fund. In their      managers and investment personnel. The       scale and that it was not necessary to
deliberations, the Board and the             Board is meeting periodically with the       change the advisory fee breakpoints in
independent trustees did not identify any    Fund's portfolio managers and/or other       the Fund's advisory fee schedule.
particular factor that was controlling,      investment personnel and believes that
and each trustee attributed different        such individuals are competent and able      o Investments in affiliated money market
weights to the various factors.              to carry out their responsibilities under    funds. The Board also took into account
                                             the Advisory Agreement.                      the fact that uninvested cash and cash
   One of the responsibilities of the                                                     collateral from securities lending
Senior Officer of the Fund, who is           o Overall performance of AIM. The Board      arrangements (collectively, "cash
independent of AIM and AIM's affiliates,     considered the overall performance of AIM    balances") of the Fund may be invested in
is to manage the process by which the        in providing investment advisory and         money market funds advised by AIM
Fund's proposed management fees are          portfolio administrative services to the     pursuant to the terms of an SEC exemptive
negotiated to ensure that they are           Fund and concluded that such performance     order. The Board found that the Fund may
negotiated in a manner which is at arm's     was satisfactory.                            realize certain benefits upon investing
length and reasonable. To that end, the                                                   cash balances in AIM advised money market
Senior Officer must either supervise a       o Fees relative to those of clients of       funds, including a higher net return,
competitive bidding process or prepare an    AIM with comparable investment               increased liquidity, increased
independent written evaluation. The          strategies. The Board reviewed the           diversification or decreased transaction
Senior Officer has recommended an            advisory fee rate for the Fund under the     costs. The Board also found that the Fund
independent written evaluation in lieu of    Advisory Agreement. The Board noted that     will not receive reduced services if it
a competitive bidding process and, upon      this rate (i) was lower than the advisory    invests its cash balances in such money
the direction of the Board, has prepared     fee note for another mutual fund advised     market funds. The Board noted that, to
such an independent written evaluation.      by AIM with investment strategies            the extent the Fund invests in affiliated
Such written evaluation also considered      comparable to those of the Fund; and (ii)    money market funds, AIM has voluntarily
certain of the factors discussed below.      was lower than the advisory fee rate for     agreed to waive a portion of the advisory
In addition, as discussed below, the         a variable insurance fund advised by AIM     fees it receives from the Fund
Senior Officer made certain                  and offered to insurance company separate    attributable to such investment. The
recommendations to the Board in              accounts with investment strategies          Board further determined that the
connection with such written evaluation.     comparable to those of the Fund. The         proposed securities lending program and
                                             Board noted that AIM has agreed to limit     related procedures with respect to the
   The discussion below serves as a          the Fund's total annual operating            lending Fund is in the best interests of
summary of the Senior Officer's              expenses, as discussed below. Based on       the lending Fund and its respective
independent written evaluation and           this review, the Board concluded that the    shareholders. The Board therefore
recommendations to the Board in              advisory fee rate for the Fund under the     concluded that the investment of cash
connection therewith, as well as a           Advisory Agreement was fair and              collateral received in connection with
discussion of the material factors and       reasonable.                                  the securities lending program in the
the conclusions with respect thereto that                                                 money market funds according to the
formed the basis for the Board's approval    o Fees relative to those of comparable       procedures is in the best interests of
of the Advisory Agreement. After             funds with other advisors. The Board         the lending Fund and its respective
consideration of all of the factors below    reviewed the advisory fee rate for the       shareholders.
and based on its informed business           Fund under the Advisory Agreement. The
judgment, the Board determined that the      Board noted that this rate was lower than    o Independent written evaluation and
Advisory Agreement is in the best            (i) the advisory fee rates for half of       recommendations of the Fund's Senior
interests of the Fund and its                the funds advised by other advisors with     Officer. The Board noted that, upon their
shareholders and that the compensation to    investment strategies comparable to those    direction, the Senior Officer of the Fund
AIM under the Advisory Agreement is fair     of the Fund that the Board reviewed and      had prepared an independent written
and reasonable and would have been           (ii) the average and median management       evaluation in order to assist the Board
obtained through arm's length                fee rates for both non-proprietary funds     in determining the reasonableness of the
negotiations.                                and all funds within the Lipper Real         proposed management fees of the AIM
                                             Estate Fund category. The Board noted        Funds, including the Fund. The Board
o The nature and extent of the advisory      that AIM has agreed to limit the Fund's      noted that the Senior Officer's written
services to be provided by AIM. The Board    total operating expenses, as discussed       evaluation had been relied upon by the
reviewed the services to be provided by      below. Based on this review, the Board       Board in this regard in lieu of a
AIM under the Advisory Agreement. Based      concluded that the advisory fee rate for     competitive bidding process. In
on this review, the Board concluded that     the Fund under the Advisory Agreement was    determining whether to continue the
the range of services to be provided by      fair and reasonable.                         Advisory Agreement for the Fund, the
AIM under the Advisory Agreement was                                                      Board considered the Senior Officer's
appropriate.                                 o Expense limitations and fee waivers.       written evaluation and the recommendation
                                             The Board noted that AIM has                 made by the Senior Officer to the Board
o The quality of services to be provided     contractually agreed to waive fees and/or    that the Board consider implementing a
by AIM. The Board reviewed the               limit expenses of the Fund through July      process to assist them in more closely
credentials and experience of the            31, 2006 in an amount necessary to limit     monitoring the performance of the AIM
officers and employees of AIM who will       total annual operating expenses to a         Funds. The Board concluded
provide investment advisory services to      specified percentage of average daily net
the Fund. In reviewing the qualifications    assets for each class of the Fund. The
of AIM to provide investment                 Board considered the contractual nature
                                             of this

AIM GLOBAL REAL ESTATE FUND

that it would be advisable to implement      maintaining an internal controls             o Meeting with the Fund's portfolio
such a process as soon as reasonably         committee and retaining an independent       managers and investment personnel. The
practicable.                                 compliance consultant, and the fact that     Board is meeting periodically with the
                                             AIM has undertaken to cause the Fund to      Fund's portfolio managers and/or other
o Profitability of AIM and its               operate in accordance with certain           investment personnel and believes that
affiliates. The Board reviewed               governance policies and practices. The       such individuals are competent and able
information concerning the profitability     Board concluded that these actions           to carry out their responsibilities under
of AIM's (and its affiliates') investment    indicated a good faith effort on the part    the Sub-Advisory Agreement.
advisory and other activities and its        of AIM to adhere to the highest ethical
financial condition. The Board considered    standards, and determined that the           o Overall performance of the Sub-Advisor.
the overall profitability of AIM, as well    current regulatory and litigation            The Board considered the overall
as the profitability of AIM in connection    environment to which AIM is subject          performance of the Sub-Advisor in
with managing the Fund. The Board noted      should not prevent the Board from            providing sub-advisory services to
that AIM's operations remain profitable,     continuing the Advisory Agreement for the    similar equity funds and concluded that
although increased expenses in recent        Fund.                                        such performance was satisfactory.
years have reduced AIM's profitability.
Based on the review of the profitability                                                  o Advisory fees, expense limitations and
of AIM's and its affiliates' investment      APPROVAL OF SUB-ADVISORY AGREEMENT           fee waivers, and breakpoints and
advisory and other activities and its                                                     economies of scale. In reviewing these
financial condition, the Board concluded     The Board oversees the management of the     factors, the Board considered only the
that the compensation to be paid by the      Fund and, as required by law, determines     advisory fees charged to the Fund by AIM
Fund to AIM under the Advisory Agreement     annually whether to approve the              and did not consider the sub-advisory
was not excessive.                           continuance of the Fund's sub-advisory       fees paid by AIM to the Sub-Advisor. The
                                             agreement. Based upon the recommendation     Board believes that this approach is
o Benefits of soft dollars to AIM. The       of the Investments Committee of the          appropriate because the sub-advisory fees
Board considered the benefits realized by    Board, which is comprised solely of          have no effect on the Fund or its
AIM as a result of brokerage transactions    independent trustees, at a meeting held      shareholders, as they are paid by AIM
executed through "soft dollar"               on June 30, 2005, the Board, including       rather than the Fund. Furthermore, AIM
arrangements. Under these arrangements,      all of the independent trustees, approved    and the Sub-Advisor are affiliates and
brokerage commissions paid by the Fund       the continuance of the sub-advisory          the Board believes that the allocation of
and/or other funds advised by AIM are        agreement (the "Sub-Advisory Agreement")     fees between them is a business matter,
used to pay for research and execution       between INVESCO Institutional (N.A.),        provided that the advisory fees charged
services. This research is used by AIM in    Inc. (the "Sub-Advisor") and AIM with        to the Fund are fair and reasonable.
making investment decisions for the Fund.    respect to the Fund for another year,
The Board concluded that such                effective July 1, 2005.                      o Profitability of AIM and its
arrangements were appropriate.                                                            affiliates. The Board reviewed
                                                The Board considered the factors          information concerning the profitability
o AIM's financial soundness in light of      discussed below in evaluating the            of AIM's (and its affiliates') investment
the Fund's needs. The Board considered       fairness and reasonableness of the           advisory and other activities and its
whether AIM is financially sound and has     Sub-Advisory Agreement at the meeting on     financial condition. The Board considered
the resources necessary to perform its       June 30, 2005 and as part of the Board's     the overall profitability of AIM, as well
obligations under the Advisory Agreement,    ongoing oversight of the Fund. In their      as the profitability of AIM in connection
and concluded that AIM has the financial     deliberations, the Board and the             with managing the Fund. The Board noted
resources necessary to fulfill its           independent trustees did not identify any    that AIM's operations remain profitable,
obligations under the Advisory Agreement.    particular factor that was controlling,      although increased expenses in recent
                                             and each trustee attributed different        years have reduced AIM's profitability.
o Historical relationship between the        weights to the various factors.              Based on the review of the profitability
Fund and AIM. In determining whether to                                                   of AIM's and its affiliates' investment
approve the Advisory Agreement for the          The discussion below serves as a          advisory and other activities and its
Fund, the Board also considered the          discussion of the material factors and       financial condition, the Board concluded
Board's knowledge of AIM's operations,       the conclusions with respect thereto that    that the compensation to be paid by the
and concluded that it was beneficial to      formed the basis for the Board's approval    Fund to AIM under the Advisory Agreement
maintain the current relationship, in        of the Sub-Advisory Agreement. After         was not excessive.
part, because of such knowledge. The         consideration of all of the factors below
Board also reviewed the general nature of    and based on its informed business           o The Sub-Advisor's financial soundness
the non-investment advisory services         judgment, the Board determined that the      in light of the Fund's needs. The Board
currently performed by AIM and its           Sub-Advisory Agreement is in the best        considered whether the Sub-Advisor is
affiliates for other mutual funds, such      interests of the Fund and its                financially sound and has the resources
as administrative, transfer agency and       shareholders.                                necessary to perform its obligations
distribution services, and the fees                                                       under the Sub-Advisory Agreement, and
received by AIM and its affiliates for       o The nature and extent of the advisory      concluded that the Sub-Advisor has the
performing such services. In addition to     services to be provided by the               financial resources necessary to fulfill
reviewing such services, the trustees        Sub-Advisor. The Board reviewed the          its obligations under the Sub-Advisory
also considered the organizational           services to be provided by the               Agreement.
structure employed by AIM and its            Sub-Advisor under the Sub-Advisory
affiliates to provide those services.        Agreement. Based on this review, the
Based on the review of these and other       Board concluded that the range of
factors, the Board concluded that AIM and    services to be provided by the
its affiliates are providing satisfactory    Sub-Advisor under the Sub-Advisory
non-investment advisory services to other    Agreement was appropriate.
mutual funds advised by AIM and that AIM
and its affiliates were qualified to         o The quality of services to be provided
provide non-investment advisory services     by the Sub-Advisor. The Board reviewed
to the Fund, including administrative,       the credentials and experience of the
transfer agency and distribution             officers and employees of the Sub-Advisor
services.                                    who will provide investment advisory
                                             services to the Fund. Based on the review
o Other factors and current trends. In       of these and other factors, the Board
determining whether to continue the          concluded that the quality of services to
Advisory Agreement for the Fund, the         be provided by the Sub-Advisor was
Board considered the fact that AIM, along    appropriate.
with others in the mutual fund industry,
is subject to regulatory inquiries and       o The performance of the Fund relative to
litigation related to a wide range of        comparable funds. Not applicable because
issues. The Board also considered the        the Fund has recently commended
governance and compliance reforms being      operations.
undertaken by AIM and its affiliates,
including                                    o The performance of the Fund relative to
                                             indices. Not applicable because the Fund
                                             has recently commended operations.

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05


AIM GLOBAL REAL ESTATE FUND

INSTITUTIONAL CLASS SHARES                   =========================================       PLEASE NOTE THAT PAST PERFORMANCE IS
                                                                                          NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           CUMULATIVE TOTAL RETURN                      RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      For periods ended 7/31/05                    THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview                                                  REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings. Institutional    Inception (4/29/05)                9.33%*    ASSET VALUE. INVESTMENT RETURN AND
Class shares are offered exclusively to                                                   PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
institutional investors, including           CUMULATIVE TOTAL RETURN                      SHARES, WHEN REDEEMED, MAY BE WORTH MORE
defined contribution plans that meet         For periods ended 6/30/05, most recent       OR LESS THAN THEIR ORIGINAL COST. SEE
certain criteria.                            calendar quarter-end                         FULL REPORT FOR INFORMATION ON
                                                                                          COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             Inception (4/29/05)               4.36%*     YOUR FUND PROSPECTUS FOR MORE
                                                                                          INFORMATION. FOR THE MOST CURRENT
                                             *Return has not been annualized              MONTH-END PERFORMANCE, PLEASE CALL
                                                                                          800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             =========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NAV.
                                             PERFORMANCE OF INSTITUTIONAL CLASS SHARES
                                             WILL DIFFER FROM PERFORMANCE OF OTHER
                                             SHARE CLASSES DUE TO DIFFERING SALES
                                             CHARGES AND CLASS EXPENSES.

                                             HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             HAVE BEEN LOWER.



=========================================

NASDAQ SYMBOL                       IGREX

=========================================



                      FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--


                               AIMINVESTMENTS.COM                      GRE-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
FOREIGN REAL ESTATE INVESTMENT TRUSTS, COMMON
  STOCKS & OTHER EQUITY INTERESTS-43.88%

AUSTRALIA-6.82%

CFS Gandel Retail Trust (Retail)(a)               250,900   $   325,921
-----------------------------------------------------------------------
Macquarie Goodman Group (Industrials)(a)           79,100       242,823
-----------------------------------------------------------------------
Multiplex Group (Office)(a)                        34,600        79,168
-----------------------------------------------------------------------
Stockland (Diversified)(a)                         96,400       416,385
-----------------------------------------------------------------------
Westfield Group (Retail)(a)                        99,800     1,355,933
=======================================================================
                                                              2,420,230
=======================================================================

BERMUDA-2.12%

Hongkong Land Holdings Ltd. (Office)(a)           232,000       754,890
=======================================================================

CANADA-3.47%

Boardwalk Real Estate Investment Trust
  (Residential)                                     9,100       148,656
-----------------------------------------------------------------------
Brookfield Properties Corp. (Office)                9,700       280,391
-----------------------------------------------------------------------
Calloway Real Estate Investment Trust
  (Diversified)                                     5,200       100,789
-----------------------------------------------------------------------
Cominar Real Estate Investment Trust
  (Diversified)                                     9,500       148,828
-----------------------------------------------------------------------
O&Y Real Estate Investment Trust (Office)           2,200        26,774
-----------------------------------------------------------------------
RioCan Real Estate Investment Trust (Retail)       16,800       293,654
-----------------------------------------------------------------------
Summit Real Estate Investment Trust
  (Industrials)                                    13,000       233,497
=======================================================================
                                                              1,232,589
=======================================================================

FINLAND-0.77%

Citycon Oyj (Retail)(a)                            36,200       139,889
-----------------------------------------------------------------------
Sponda Oyj (Office)(a)                             12,500       132,233
=======================================================================
                                                                272,122
=======================================================================

FRANCE-1.72%

Klepierre (Retail)(a)                                 900        86,411
-----------------------------------------------------------------------
Societe Immobiliere de Location pour
  I'Industrie et le Commerce (Office)(a)            2,000       205,558
-----------------------------------------------------------------------
Unibail (Diversified)(a)                            2,300       317,952
=======================================================================
                                                                609,921
=======================================================================

GERMANY-0.26%

IVG Immobilien A.G. (Diversified)(a)                4,500        91,035
=======================================================================

HONG KONG-5.49%

Hang Lung Properties Ltd. (Retail)(a)             185,000       293,159
-----------------------------------------------------------------------
Henderson Land Development Co. Ltd.
  (Residential)(a)                                 42,000       211,662
-----------------------------------------------------------------------
Hysan Development Co. Ltd. (Diversified)(a)       141,000       332,035
-----------------------------------------------------------------------
Sino Land Co. Ltd. (Diversified)(a)                80,000        94,155
-----------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Residential)(a)      99,000     1,018,363
=======================================================================
                                                              1,949,374
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

ITALY-0.41%

Beni Stabili S.p.A. (Office)(a)                   131,000   $   145,411
=======================================================================

JAPAN-6.34%

AEON Mall Co., Ltd. (Retail)(a)                     2,900        94,972
-----------------------------------------------------------------------
Japan Real Estate Investment Corp.
  (Office)(a)                                          15       128,227
-----------------------------------------------------------------------
Japan Retail Fund Investment Corp.
  (Retail)(a)                                          14       119,450
-----------------------------------------------------------------------
Mitsubishi Estate Co., Ltd. (Office)(a)            51,000       564,407
-----------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Diversified)(a)          60,000       680,777
-----------------------------------------------------------------------
Nippon Building Fund Inc. (Office)(a)                  23       198,755
-----------------------------------------------------------------------
NTT Urban Development Corp. (Office)(a)                25       104,689
-----------------------------------------------------------------------
Sumitomo Realty & Development Co., Ltd.
  (Diversified)(a)                                 24,000       263,539
-----------------------------------------------------------------------
TOKYU REIT, Inc. (Diversified)(a)                      14        95,322
=======================================================================
                                                              2,250,138
=======================================================================

NETHERLANDS-1.33%

Rodamco Europe N.V. (Retail)(a)                     4,200       355,896
-----------------------------------------------------------------------
VastNed Retail N.V. (Retail)(a)                     1,700       116,944
=======================================================================
                                                                472,840
=======================================================================

SINGAPORE-1.41%

Ascendas Real Estate Investment Trust
  (Industrials)(a)                                 92,000       130,310
-----------------------------------------------------------------------
CapitaCommercial Trust (Office)(a)                 50,000        45,602
-----------------------------------------------------------------------
CapitaLand Ltd. (Residential)(a)                   43,000        72,953
-----------------------------------------------------------------------
CapitaMall Trust (Retail)(a)                       79,000       122,856
-----------------------------------------------------------------------
Keppel Land Ltd. (Office)(a)                       26,200        50,666
-----------------------------------------------------------------------
Singapore Land Ltd. (Office)(a)                    23,000        79,932
=======================================================================
                                                                502,319
=======================================================================

SPAIN-1.23%

Inmobiliaria Colonial, S.A. (Office)(a)             8,100       437,135
=======================================================================

SWEDEN-0.45%

Castellum A.B. (Diversified)(a)                     3,800       159,667
=======================================================================

UNITED KINGDOM-12.06%

British Land Co. PLC (Diversified)(a)              43,800       645,670
-----------------------------------------------------------------------
Brixton PLC (Industrials)(a)                       21,800       135,523
-----------------------------------------------------------------------
Capital & Regional PLC (Retail)(a)                 29,300       398,074
-----------------------------------------------------------------------
Derwent Valley Holdings PLC (Office)(a)            23,300       498,582
-----------------------------------------------------------------------
Hammerson PLC (Retail)(a)                          33,700       507,545
-----------------------------------------------------------------------
Land Securities Group PLC (Diversified)(a)         49,200     1,202,813
-----------------------------------------------------------------------
Liberty International PLC (Retail)(a)              18,800       318,538
-----------------------------------------------------------------------
Quintain Estates & Development PLC
  (Diversified)(a)                                 16,700       163,695
-----------------------------------------------------------------------
Shaftesbury PLC (Retail)(a)                        29,400       192,220
-----------------------------------------------------------------------

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------
UNITED KINGDOM-(CONTINUED)

Unite Group PLC (Residential)(a)                   20,500   $   109,709
-----------------------------------------------------------------------
Workspace Group PLC (Office)(a)                    24,600       109,679
=======================================================================
                                                              4,282,048
=======================================================================
    Total Foreign Real Estate Investment
      Trusts, Common Stocks & Other Equity
      Interests (Cost $15,262,565)                           15,579,719
=======================================================================

DOMESTIC REAL ESTATE INVESTMENT TRUSTS,
  COMMON STOCKS & OTHER EQUITY
  INTERESTS-44.46%

DIVERSIFIED-2.74%

Colonial Properties Trust                           3,700       175,454
-----------------------------------------------------------------------
Public Storage, Inc.                                5,400       360,450
-----------------------------------------------------------------------
Ventas, Inc.                                       13,500       435,915
=======================================================================
                                                                971,819
=======================================================================

HOTELS-4.96%

Hilton Hotels Corp.                                24,700       611,325
-----------------------------------------------------------------------
Host Marriott Corp.                                36,200       675,130
-----------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(b)        7,500       474,900
=======================================================================
                                                              1,761,355
=======================================================================

INDUSTRIALS-4.99%

Catellus Development Corp.                          7,500       270,450
-----------------------------------------------------------------------
CenterPoint Properties Trust                       13,700       600,882
-----------------------------------------------------------------------
ProLogis                                           19,800       902,088
=======================================================================
                                                              1,773,420
=======================================================================

OFFICE-10.26%

Alexandria Real Estate Equities, Inc.               4,600       370,070
-----------------------------------------------------------------------
Arden Realty, Inc.                                  3,600       143,748
-----------------------------------------------------------------------
Boston Properties, Inc.                            12,100       921,415
-----------------------------------------------------------------------
Prentiss Properties Trust                           5,900       238,773
-----------------------------------------------------------------------
Reckson Associates Realty Corp.                     7,300       256,376
-----------------------------------------------------------------------
SL Green Realty Corp.                               6,400       446,080
-----------------------------------------------------------------------
Trizec Properties, Inc.                            22,100       485,537
-----------------------------------------------------------------------
Vornado Realty Trust                                8,800       780,032
=======================================================================
                                                              3,642,031
=======================================================================

                                                              MARKET
                                                 SHARES        VALUE
-----------------------------------------------------------------------

RESIDENTIAL-7.28%

Archstone-Smith Trust                              13,800   $   586,500
-----------------------------------------------------------------------
AvalonBay Communities, Inc.                         4,700       411,532
-----------------------------------------------------------------------
Camden Property Trust                               7,500       414,600
-----------------------------------------------------------------------
Equity Residential                                 17,000       686,800
-----------------------------------------------------------------------
Essex Property Trust, Inc.                          5,300       486,858
=======================================================================
                                                              2,586,290
=======================================================================

RETAIL-14.23%

Developers Diversified Realty Corp.                12,400       603,508
-----------------------------------------------------------------------
Federal Realty Investment Trust                     5,100       333,081
-----------------------------------------------------------------------
General Growth Properties, Inc.                    26,300     1,209,274
-----------------------------------------------------------------------
Macerich Co. (The)                                  9,400       660,068
-----------------------------------------------------------------------
Mills Corp. (The)                                   6,800       442,408
-----------------------------------------------------------------------
Regency Centers Corp.                               9,100       561,470
-----------------------------------------------------------------------
Simon Property Group, Inc.                         15,600     1,243,944
=======================================================================
                                                              5,053,753
=======================================================================
    Total Domestic Real Estate Investment
      Trusts, Common Stocks & Other Equity
      Interests (Cost $14,451,874)                           15,788,668
=======================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-9.72%

FEDERAL HOME LOAN BANK (FHLB)-9.72%

Unsec. Disc. Notes,
  3.10%, 08/01/05 (Cost $3,451,000)(c)         $3,451,000     3,450,406
=======================================================================
TOTAL INVESTMENTS-98.06% (Cost $33,165,439)                  34,818,793
=======================================================================
OTHER ASSETS LESS LIABILITIES-1.94%                             688,920
=======================================================================
NET ASSETS-100.00%                                          $35,507,713
_______________________________________________________________________
=======================================================================

Investment Abbreviations:

Disc.   - Discounted
REIT    - Real Estate Investment Trust
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at July 31, 2005 was $14,347,130, which represented 41.21% of the Fund's Total Investments. See Note 1A.
(b) Each unit represents one common share and one Class B share.
(c) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $33,165,439)                                  $34,818,793
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                1,666,866
-----------------------------------------------------------
  Dividends                                          40,573
-----------------------------------------------------------
  Fund expenses absorbed                             67,607
-----------------------------------------------------------
Other assets                                         12,142
===========================================================
    Total assets                                 36,605,981
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             993,470
-----------------------------------------------------------
  Fund shares reacquired                             21,830
-----------------------------------------------------------
Accrued distribution fees                            11,779
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                              887
-----------------------------------------------------------
Accrued transfer agent fees                           3,281
-----------------------------------------------------------
Accrued operating expenses                           67,021
===========================================================
    Total liabilities                             1,098,268
===========================================================
Net assets applicable to shares outstanding     $35,507,713
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                   $33,753,167
-----------------------------------------------------------
Undistributed net investment income                  70,053
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign currencies       33,962
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies               1,650,531
===========================================================
                                                $35,507,713
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $23,285,451
___________________________________________________________
===========================================================
Class B                                         $ 5,603,370
___________________________________________________________
===========================================================
Class C                                         $ 5,274,341
___________________________________________________________
===========================================================
Class R                                         $   688,508
___________________________________________________________
===========================================================
Institutional Class                             $   656,043
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           2,118,844
___________________________________________________________
===========================================================
Class B                                             510,268
___________________________________________________________
===========================================================
Class C                                             480,177
___________________________________________________________
===========================================================
Class R                                              62,670
___________________________________________________________
===========================================================
Institutional Class                                  59,691
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     10.99
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.99 divided by
      94.50%)                                   $     11.63
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per share  $     10.98
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per share  $     10.98
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per share  $     10.99
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per share  $     10.99
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the period April 29, 2005 (Date operations commenced) through July 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $6,361)          $  105,378
------------------------------------------------------------------------
Interest                                                          17,464
========================================================================
    Total investment income                                      122,842
========================================================================

EXPENSES:

Advisory fees                                                     32,764
------------------------------------------------------------------------
Administrative services fees                                      12,877
------------------------------------------------------------------------
Custodian fees                                                    34,335
------------------------------------------------------------------------
Distribution fees:
  Class A                                                          7,753
------------------------------------------------------------------------
  Class B                                                          7,777
------------------------------------------------------------------------
  Class C                                                          6,040
------------------------------------------------------------------------
  Class R                                                            829
------------------------------------------------------------------------
Transfer agent fees -- A, B, C and R                               8,028
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          3,513
------------------------------------------------------------------------
Reports to shareholders                                           27,468
------------------------------------------------------------------------
Professional services fees                                        49,352
------------------------------------------------------------------------
Other                                                              2,783
========================================================================
    Total expenses                                               193,519
========================================================================
Less: Fees waived and expenses reimbursed                       (120,754)
========================================================================
    Net expenses                                                  72,765
========================================================================
Net investment income                                             50,077
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                           33,962
------------------------------------------------------------------------
  Foreign currencies                                             (11,997)
========================================================================
                                                                  21,965
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        1,653,354
------------------------------------------------------------------------
  Foreign currencies                                              (2,823)
========================================================================
                                                               1,650,531
========================================================================
Net gain from investment securities and foreign currencies     1,672,496
========================================================================
Net increase in net assets resulting from operations          $1,722,573
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the period April 29, 2005 (Date operations commenced) through July 31, 2005


---------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                         $    50,077
---------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                       21,965
---------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                             1,650,531
===========================================================================
    Net increase in net assets resulting from operations          1,722,573
===========================================================================
Distributions to shareholders from net investment income:
  Class A                                                           (26,478)
---------------------------------------------------------------------------
  Class B                                                            (3,958)
---------------------------------------------------------------------------
  Class C                                                            (2,875)
---------------------------------------------------------------------------
  Class R                                                            (1,312)
---------------------------------------------------------------------------
  Institutional Class                                                (1,756)
===========================================================================
    Decrease in net assets resulting from distributions             (36,379)
===========================================================================
Share transactions-net:
  Class A                                                        22,236,657
---------------------------------------------------------------------------
  Class B                                                         5,311,322
---------------------------------------------------------------------------
  Class C                                                         5,039,053
---------------------------------------------------------------------------
  Class R                                                           632,521
---------------------------------------------------------------------------
  Institutional Class                                               601,966
===========================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                          33,821,519
===========================================================================
    Net increase in net assets                                   35,507,713
===========================================================================

NET ASSETS:

  Beginning of period                                                    --
===========================================================================
  End of period (including undistributed net investment
    income of $70,053)                                          $35,507,713
___________________________________________________________________________
===========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund commenced operations on April 29, 2005.

    The Fund's investment objective is to achieve high total return through growth of capital and current income. Companies are listed in the Schedule of Investments based on the country in which they are organized.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a

                                                         GLOBAL REAL ESTATE FUND

foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                              RATE
---------------------------------------------------------------------
First $250 million                                              0.75%
---------------------------------------------------------------------
Next $250 million                                               0.74%
---------------------------------------------------------------------
Next $500 million                                               0.73%
---------------------------------------------------------------------
Next $1.5 billion                                               0.72%
---------------------------------------------------------------------
Next $2.5 billion                                               0.71%
---------------------------------------------------------------------
Next $2.5 billion                                               0.70%
---------------------------------------------------------------------
Next $2.5 billion                                               0.69%
---------------------------------------------------------------------
Over $10 billion                                                0.68%
_____________________________________________________________________
=====================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 40% of the amount of AIM's compensation on the sub-advised assets.

    Effective July 1, 2005, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.40%, 2.15%, 2.15%, 1.65% and 1.15% of average daily net assets, respectively, through July 31, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A shares to 1.50% of average daily net assets. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund. AIM did not waive fees and/or reimburse expenses during the period under this expense limitation.

    For the period April 29, 2005 (date operations commenced) through July 31, 2005, AIM waived fees and reimbursed fees of $112,726 and reimbursed $8,028 of class level expenses of Class A, Class B, Class C and Class R shares in proportion to the net assets of each class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the period April 29, 2005 (date operations commenced) through July 31, 2005, AMVESCAP did not reimburse any expenses.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the period April 29, 2005 (date operations commenced) through July 31, 2005, AIM was paid $12,877.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the period April 29, 2005 (date operations commenced) through July 31, 2005, the Fund paid AISI $8,028 for Class A, Class B, Class C and Class R share classes and $0 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the period April 29, 2005 (date operations commenced) through July 31, 2005, the Class A, Class B, Class C and Class R shares paid $7,753, $7,777, $6,040 and $829, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the period April 29, 2005 (date operations commenced) through July 31, 2005, ADI advised the Fund that it retained $21,522 in front-end sales commissions from the sale of Class A shares and $0, $0, $50 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the period April 29, 2005 (date operations commenced) through July 31, 2005, the Fund paid legal fees of $535 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 4--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the period April 29, 2005 (date operations commenced) through July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 5--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the period April 29, 2005 (date operations commenced) through July 31, 2005 was as follows:


-----------------------------------------------------------------------
Distributions paid from ordinary income                         $36,379
_______________________________________________________________________
=======================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:


---------------------------------------------------------------------------
Undistributed ordinary income                                   $   262,100
---------------------------------------------------------------------------
Undistributed long-term gain                                          8,848
---------------------------------------------------------------------------
Unrealized appreciation -- investments                            1,483,598
---------------------------------------------------------------------------
Shares of beneficial interest                                    33,753,167
===========================================================================
Total net assets                                                $35,507,713
___________________________________________________________________________
===========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments includes appreciation (depreciation) on foreign currencies of $(2,823).

    The Fund did not have a capital loss carryforward as of July 31, 2005.

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the period April 29, 2005 (date operations commenced) through July 31, 2005 was $30,190,618 and $494,578, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $1,709,723
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (223,302)
==============================================================================
Net unrealized appreciation of investment securities              $1,486,421
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $33,332,372.

NOTE 7--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions and non-deductible organization expenses, on July 31, 2005, undistributed net investment income was increased by $56,355, undistributed net realized gain increased by $11,997 and shares of beneficial interest decreased by $68,352. This reclassification had no effect on the net assets of the Fund.

NOTE 8--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                            Changes in Shares Outstanding
--------------------------------------------------------------------------------------
                                                                   APRIL 29, 2005
                                                                  (DATE OPERATIONS
                                                                   COMMENCED) TO
                                                                 JULY 31, 2005 (a)
                                                              ------------------------
                                                               SHARES        AMOUNT
--------------------------------------------------------------------------------------
Sold:
  Class A                                                     2,129,741    $22,351,171
--------------------------------------------------------------------------------------
  Class B                                                       543,128      5,661,293
--------------------------------------------------------------------------------------
  Class C                                                       480,947      5,047,390
--------------------------------------------------------------------------------------
  Class R                                                        62,549        631,246
--------------------------------------------------------------------------------------
  Institutional Class                                            59,525        600,210
======================================================================================
Issued as reinvestment of dividends:
  Class A                                                         2,250         23,783
--------------------------------------------------------------------------------------
  Class B                                                           346          3,660
--------------------------------------------------------------------------------------
  Class C                                                           251          2,649
--------------------------------------------------------------------------------------
  Class R                                                           124          1,312
--------------------------------------------------------------------------------------
  Institutional Class                                               166          1,756
======================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                         2,286         24,913
--------------------------------------------------------------------------------------
  Class B                                                        (2,288)       (24,913)
======================================================================================
Reacquired:(b)
  Class A                                                       (15,433)      (163,210)
--------------------------------------------------------------------------------------
  Class B                                                       (30,918)      (328,718)
--------------------------------------------------------------------------------------
  Class C                                                        (1,021)       (10,986)
--------------------------------------------------------------------------------------
  Class R                                                            (3)           (37)
======================================================================================
                                                              3,231,650    $33,821,519
______________________________________________________________________________________
======================================================================================

(a) There are two entities that are each record owners of more than 5% of the outstanding shares of the Fund and in the aggregate they own 30% of the outstanding shares of the Fund. AIM Distributors has an agreement with these entities to sell the Fund Shares. The Fund, AIM and/or AIM affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third part record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these shareholders are also owned beneficially.
(b) Amount is net of redemption fees of $2,693, $849, $610, $206 and $200 for Class A, Class B, Class C, Class R and Institutional Class shares, respectively, for the period April 29, 2005 (date operations commenced) through July 31, 2005.

NOTE 9--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the period indicated.

                                                                  CLASS A
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                              $ 10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.03
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.93
==============================================================================
Less dividends from net investment income                           (0.02)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                    $ 10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.27%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $23,285
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.45%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.22%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.36%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $10,328,624.
(c)  Not annualized for periods less than one year.

                                                                  CLASS B
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.91
==============================================================================
Less dividends from net investment income                           (0.01)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.98
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.06%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,603
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.92%(b)
==============================================================================
Ratio of net investment income to average net assets                 0.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $3,019,805.
(c)  Not annualized for periods less than one year.

                                                                  CLASS C
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.01
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.91
==============================================================================
Less dividends from net investment income                           (0.01)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.98
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.06%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $5,274
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     2.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.92%(b)
==============================================================================
Ratio of net investment income to average net assets                 0.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(b) Ratios are annualized and based on average daily net assets of $2,345,138.
(c)  Not annualized for periods less than one year.

                                                                  CLASS R
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.03
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.93
==============================================================================
Less dividends from net investment income                           (0.02)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.24%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  689
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.65%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  4.42%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.16%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $644,029.
(c)  Not annualized for periods less than one year.

                                                               INSTITUTIONAL
                                                                   CLASS
                                                              ----------------
                                                               APRIL 29, 2005
                                                              (DATE OPERATIONS
                                                               COMMENCED) TO
                                                                  JULY 31,
                                                                    2005
------------------------------------------------------------------------------
Net asset value, beginning of period                               $10.08
------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                              0.04
------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)             0.90
==============================================================================
    Total from investment operations                                 0.94
==============================================================================
Less dividends from net investment income                           (0.03)
==============================================================================
Redemptions fees added to shares of beneficial interest              0.00
==============================================================================
Net asset value, end of period                                     $10.99
______________________________________________________________________________
==============================================================================
Total return(a)                                                      9.33%
______________________________________________________________________________
==============================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                           $  656
______________________________________________________________________________
==============================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     1.15%(b)
------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                  3.73%(b)
==============================================================================
Ratio of net investment income to average net assets                 1.66%(b)
______________________________________________________________________________
==============================================================================
Portfolio turnover rate(c)                                              3%
______________________________________________________________________________
==============================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $625,142.
(c)  Not annualized for periods less than one year.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Global Real Estate Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Global Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets, and the financial highlights for the period April 29, 2005 (date operations commenced) through July 31, 2005, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO Institutional
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      (N.A.), Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    INVESCO Alternatives
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Group division
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Three Galleria Tower
                                                                                                         Suite 500
                                                                                                         13155 Noel Road
                                                                                                         Dallas, TX 75240-5042

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2005, the Fund designated 11.07%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.
U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the estate tax for the fiscal quarter ended July 31, 2005 is 53.38%.

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                     AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                       AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                        AIM Money Market Fund
AIM Dynamics Fund(1)                         AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)      Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                             Premier U.S. Government Money
AIM Mid Cap Core Equity Fund(2)                                                           Portfolio(1)
AIM Mid Cap Growth Fund                                    SECTOR EQUITY
AIM Opportunities I Fund                                                                  TAX-FREE
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund(1)                           AIM High Income Municipal Fund(8)
AIM Premier Equity Fund                      AIM Financial Services Fund(1)               AIM Municipal Bond Fund
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                  AIM Tax-Free Intermediate Fund
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)           Premier Tax-Exempt Portfolio
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)                             AIM ALLOCATION SOLUTIONS
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Weingarten Fund                          AIM Utilities Fund(1)                        AIM Growth Allocation Fund(9)
                                                                                          AIM Moderate Allocation Fund
*Domestic equity and income fund                                                          AIM Moderate Growth Allocation Fund
                                                                                          AIM Moderately Conservative
                                                                                          Allocation Fund

                                             ======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
                                             THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
                                             ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ======================================================================================


(1)The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2)As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(3)Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4)As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5)As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6)Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7)As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8)As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9)Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.


AIMinvestments.com                  GRE-AR-1            A I M Distributors, Inc.


                                   [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
--------------------------------------------------------------------------------------
Mutual     Retirement    Annuities    College     Separately    Offshore    Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds      Products                   Savings     Managed       Products    Management           --Registered Trademark--
                                      Plans       Accounts
--------------------------------------------------------------------------------------

                                                             AIM HIGH YIELD FUND
                                   Annual Report to Shareholders o July 31, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

====================================================================================================================================
AIM HIGH YIELD FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME.

O Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          securities and asset-backed securities),      may differ from the net asset values and
                                             is compiled by Lehman Brothers, a global      returns reported in the Financial
o Class B shares are not available as an     investment bank.                              Highlights.
investment for retirement plans
maintained pursuant to Section 401 of        o The unmanaged LIPPER HIGH YIELD BOND        o Industry classifications used in this
the Internal Revenue Code, including         FUND INDEX represents an average of the       report are generally according to the
401(k) plans, money purchase pension         30 largest high-yield bond funds tracked      Global Industry Classification Standard,
plans and profit sharing plans. Plans        by Lipper, Inc., an independent mutual        which was developed by and is the
that had existing accounts invested in       fund performance monitor.                     exclusive property and a service mark of
Class B shares prior to September 30,                                                      Morgan Stanley Capital International
2003, will continue to be allowed to         o The unmanaged LEHMAN HIGH YIELD INDEX,      Inc. and Standard & Poor's.
make additional purchases.                   which represents the performance of
                                             high-yield debt securities, is compiled       The Fund provides a complete list of its
o Investor Class shares are closed to        by Lehman Brothers, a global investment       holdings four times in each fiscal year,
most investors. For more information on      bank.                                         at the quarter-ends. For the second and
who may continue to invest in the                                                          fourth quarters, the lists appear in the
Investor Class shares, please see the        o The Fund is not managed to track the        Fund's semiannual and annual reports to
prospectus.                                  performance of any particular index,          shareholders. For the first and third
                                             including the indexes defined here, and       quarters, the Fund files the lists with
PRINCIPAL RISKS OF INVESTING IN THE FUND     consequently, the performance of the          the Securities and Exchange Commission
                                             Fund may deviate significantly from the       (SEC) on Form N-Q. The most recent list
o The Fund may invest up to 25% of its       performance of the indexes.                   of portfolio holdings is available at
assets in the securities of non-U.S.                                                       AIMinvestments.com. From our home page,
issuers. International investing             o A direct investment cannot be made in       click on Products & Performance, then
presents certain risks not associated        an index. Unless otherwise indicated,         Mutual Funds, then Fund Overview. Select
with investing solely in the United          index results include reinvested              your Fund from the drop-down menu and
States. These include risks relating to      dividends, and they do not reflect sales      click on Complete Quarterly Holdings.
fluctuations in the value of the U.S.        charges. Performance of an index of           Shareholders can also look up the Fund's
dollar relative to the values of other       funds reflects fund expenses;                 Forms N-Q on the SEC's Web site at
currencies, the custody arrangements         performance of a market index does not.       sec.gov. And copies of the Fund's Forms
made for the Fund's foreign holdings,                                                      N-Q may be reviewed and copied at the
differences in accounting, political         OTHER INFORMATION                             SEC's Public Reference Room at 450 Fifth
risks and the lesser degree of public                                                      Street, N.W., Washington, D.C.
information required to be provided by       o The average credit quality of the           20549-0102. You can obtain information
non-U.S. companies.                          Fund's holdings as of the close of the        on the operation of the Public Reference
                                             reporting period represents the weighted      Room, including information about
o The Fund invests in higher-yielding,       average quality rating of the securities      duplicating fee charges, by calling 202-
lower-rated corporate bonds, commonly        in the portfolio as assigned by               942-8090 or 800-732-0330, or by
known as junk bonds, which have a            Nationally Recognized Statistical Rating      electronic request at the following
greater risk of price fluctuation and        Organizations based on assessment of the      e-mail address: publicinfo@sec.gov. The
loss of principal and income than do         credit quality of the individual              SEC file numbers for the Fund are
U.S. government securities such as U.S.      securities.                                   811-5686 and 33-39519.
Treasury bills, notes and bonds, for
which principal and any applicable           o The returns shown in management's           A description of the policies and
interest are guaranteed by the               discussion of Fund performance are based      procedures that the Fund uses to
government if held to maturity.              on net asset values calculated for            determine how to vote proxies relating
                                             shareholder transactions. Generally           to portfolio securities is available
ABOUT INDEXES USED IN THIS REPORT            accepted accounting principles require        without charge, upon request, from our
                                             adjustments to be made to the net assets      Client Services department at
o The unmanaged LEHMAN U.S. AGGREGATE        of the Fund at period end for financial       800-959-4246 or on the AIM Web site,
BOND INDEX (the Lehman Aggregate), which     reporting purposes, and as such, the net      AIMinvestments.com. On the home page,
represents the U.S. investment-grade         asset values for shareholder                  scroll down and click on AIM Funds Proxy
fixed-rate bond market (including            transactions and the returns based on         Policy. The information is also
government and corporate securities,         those net asset values                        available on the SEC Web site, sec.gov.
mortgage pass-through
                                                                                           Information regarding how the Fund voted
                                                                                           proxies related to its portfolio
                                                                                           securities during the 12 months ended
                                                                                           June 30, 2005, is available at our Web
                                                                                           site. Go to AIMinvestments.com, access
                                                                                           the About Us tab, click on Required
                                                                                           Notices and then click on Proxy Voting
                                                                                           Activity. Next, select the Fund from the
                                                                                           drop-down menu. The information is also
                                                                                           available on the SEC Web site, sec.gov.

                                                                                           ========================================
=============================================================================              FUND NASDAQ SYMBOLS
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES              Class A Shares                    AMHYX
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                         Class B Shares                    AHYBX
=============================================================================              Class C Shares                    AHYCX
                                                                                           Investor Class Shares             HYINX
                                                                                           ========================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMinvestments.com

AIM HIGH YIELD FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from
                    Bruce Crockett, the independent Chair of the Board of
                    Trustees of the AIM Funds. We first introduced you to Mr.
                    Crockett in the semiannual report on your Fund dated January
                    31 of this year. Mr. Crockett has been on our Funds' Board
[GRAHAM             since 1992; he assumed his responsibilities as Chair last
 PHOTO]             October.

                        Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a
ROBERT H. GRAHAM    valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr.
                    Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                        One of the most important decisions the Board makes each
[WILLIAMSON         year is whether to approve the advisory agreement your Fund
   PHOTO]           has with AIM. Essentially, this agreement hires AIM to
                    manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

MARK H. WILLIAMSON      Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

                        All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                        Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                        We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM             /S/ MARK H. WILLIAMSON
                    Robert H. Graham                 Mark H. Williamson
                    President & Vice Chair,          Chairman & President, A I M
                    AIM Funds                        Advisors, Inc.

                    September 16, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM HIGH YIELD FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                        At our most recent meeting in June 2005, your Board
[CROCKETT           approved voluntary fee reductions from A I M Advisors, Inc.
  PHOTO]            (AIM) that save shareholders approximately $20.8 million
                    annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25%
BRUCE L. CROCKETT   of the Rule 12b-1 fees on Class A and Class A3 shares of
                    those AIM Funds that previously charged these fees at a higher rate.

                        Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                        Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                        Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                        At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                        Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,


                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds


                    September 16, 2005

AIM HIGH YIELD FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=====================================================================================     trends in selecting securities for the
PERFORMANCE SUMMARY                                                                       portfolio. Changes in a security's risk
                                             ========================================     profile or value and overall market
Despite sometimes volatile market            FUND VS. INDEXES                             conditions generally determine buy and
conditions, the high yield market posted                                                  sell decisions.
another strong performance during the        Total returns, 7/31/04-7/31/05,
fiscal year. We are pleased to report        excluding applicable sales charges. If           Measures we use to control risk
that AIM High Yield Fund provided            sales charges were included, returns         include:
shareholders double-digit returns at         would be lower.
NAV, trading inline with its                                                              o limiting the portfolio's assets that
style-specific benchmark. We attribute       Class A Shares                    11.54%     are invested in any one security
our strong performance to sound credit
selection and a well-diversified             Class B Shares                    10.94      o diversifying Fund holdings over
portfolio which helped us weather                                                         different industries
sometimes difficult market conditions.       Class C Shares                    10.73
In addition, we easily outdistanced our                                                       We will consider selling a security
broad market index, the investment           Investor Class Shares             11.80      if its risk profile deteriorates or we
grade-oriented Lehman U.S. Aggregate                                                      determine that there are other
Bond Index, as high yield bonds              Lehman U.S. Aggregate Bond Index             securities that are more attractive.
outperformed investment grade bonds          (Broad Market Index)               4.79
during the fiscal year. For long-term                                                     MARKET CONDITIONS AND YOUR FUND
Fund performance, please turn to pages 6     Lehman High Yield Index
and 7.                                       (Style-specific Index)            11.28      The high yield market proved resilient
                                                                                          despite a changing market environment
                                             Lipper High Yield Bond Fund Index            throughout the fiscal year. For the
                                             (Peer Group Index)                10.30      first five months of the fiscal year
                                                                                          (August-December 2004) high yield
                                             SOURCE: LIPPER,INC.                          markets produced strong returns amid
                                             ========================================     continued economic growth, improved
                                                                                          corporate fundamentals and low
=====================================================================================     volatility. In 2005, however, high yield
                                                                                          markets witnessed a marked increase in
HOW WE INVEST                                                                             volatility due in large part to the
                                                                                          prospect and eventual debt downgrade of
Your Fund invests primarily in                   We use a bottom-up approach to           General Motors (GM) and Ford--two of the
lower-rated credit quality corporate         investing, focusing on individual            world's largest issuers of corporate
bonds. Our investment discipline focuses     companies. Our analysts evaluate balance     debt. Speculation that these large
on providing attractive current income       sheets and income statements to assess a     issuers would enter the high yield
for shareholders and consistent              company's condition. We also seek to own     universe caused investors to sell the
performance within a framework designed      securities that are attractively valued      debt, sharply reducing prices on the
to control volatility. Additionally, we      relative to other high yield bonds and       bonds, as well as other types of
seek growth of shareholders' principal       within their respective industries. We       correlated investments.
without exposure to undue risk.              consider general economic and market
                                                                                              As market uncertainty increased, so
                                                                                          did yield spreads--the difference
                                                                                          between yields on high yield bonds and
                                                                                          comparable maturity Treasuries. (Bond
                                                                                          prices are inversely related to bond
                                                                                          yields. Therefore, as bond prices fell,
                                                                                          their

                                                                                                                       (continued)

====================================================================================================================================

PORTFOLIO COMPOSITION                      TOP 5 INDUSTRIES                               TOP 10 ISSUERS
By credit rating quality
                                           1. Wireless Telecommunication                   1. Adelphia Communications Corp.    1.8%
BBB                              1.7%         Services                      9.0%
                                                                                           2. Targeted Return Index Securities
BB                              29.4       2. Broadcasting & Cable TV       8.2               Index Trust                      1.6

B                               50.6       3. Independent Power Producers &                3. Telewest Global, Inc.            1.5
                                              Energy Traders                5.9
CCC                              8.4                                                       4. Midwest Generation, LLC.         1.3
                                           4. Electric Utilities            5.3
NR                               3.7                                                       5. AES Corp. (The)                  1.3
                                           5. Metal & Glass Containers      3.8
Equity                           4.1                                                       6. HealthSouth Corp.                1.1

Other Assets Less Liabilities    2.1       TOTAL NET ASSETS       $1.09 BILLION            7. Owens-Brockway
                                                                                              Glass Container Inc.             1.1
Source for Credit Quality Rating: Moody's
and Standard & Poor's                      TOTAL NUMBER OF HOLDINGS         277            8. Reliant Energy, Inc.             1.0

                                                                                           9. Royal Caribbean Cruises Ltd.
                                                                                              (Liberia)                        1.0

                                                                                          10. Mission Energy Holding Co.       1.0
The Fund's holdings are subject to change, and there is no
assurance that the Fund will continue to hold any
particular security.

====================================================================================================================================

AIM HIGH YIELD FUND

yields increased.) By late-May however,          Other contributors to performance        The views and opinions expressed in
the high yield market began to rally as      included our exposure to the wireless        management's discussion of Fund
it became apparent the automaker             telecommunication industry which has         performance are those of A I M Advisors,
downgrades did not overwhelm the high        benefited from net subscriber additions,     Inc. These views and opinions are
yield market with new supply. Yield          increased data transmission, and carrier     subject to change at any time based on
spreads tightened back to earlier-year       consolidation. In particular, DOBSON         factors such as market and economic
levels and cash--which had largely           COMMUNICATIONS bonds appreciated as the      conditions. These views and opinions may
flowed out of the asset class through        company was able to reduce customer          not be relied upon as investment advice
much of 2005--came back into the market      turnover and increase unit revenue,          or recommendations, or as an offer for a
in June and July.                            while also generating liquidity from         particular security. The information is
                                             tower asset sales.                           not a complete analysis of every aspect
    Given the nature of high yield                                                        of any market, country, industry,
bonds, credit quality can be a                   R.J. TOWER CORP. and AAIPHARMA INC.      security or the Fund. Statements of fact
performance factor. In 2004, we began to     detracted from performance. R.J. Tower       are from sources considered reliable,
gradually reduce the portfolio's risk--      Corp., an auto parts and equipment           but A I M Advisors, Inc. makes no
decreasing our exposure to lower quality     company, filed for bankruptcy protection     representation or warranty as to their
bonds. With the market correction in the     in early 2005 after facing lower auto        completeness or accuracy. Although
early part of 2005, we were better           production and increased steel costs.        historical performance is no guarantee
positioned to limit losses. The B-rated      AaiPharma, a maker of pain-management        of future results, these insights may
area of the high yield market remains        products, filed for bankruptcy               help you understand our investment
our focus.                                   protection (May 2005) after experiencing     management philosophy.
                                             a drop in product sales due to generic
          We are encouraged by               drug competition. Our focus on                     See important Fund and index
          the resilience of the              diversification and recent emphasis on           disclosures inside front cover.
           high yield market--               upgrading the Fund's credit quality
          coping well with GM's              meant we had limited exposure to these
        transition into the high             securities. Both were sold prior to                          PETER EHRET, Chartered
          yield universe during              bankruptcy filings.                           [EHRET         Financial Analyst,
            the fiscal year.                                                                PHOTO]        senior portfolio
                                             IN CLOSING                                                   manager, is co-lead
    We also strive to reduce risk                                                                         manager of AIM High
through a rigorous credit evaluation         We are encouraged by the resilience of                       Yield Fund. Mr. Ehret
process. By employing this strategy, we      the high yield market--coping well with      joined AIM in 2001. He graduated cum
were able to avoid most of the losses        GM's transition into the high yield          laude with a B.S. in economics from the
suffered by securities representing the      universe during the fiscal year. We          University of Minnesota. He also has an
auto industry--GM now constitutes a          believe another sign of recovery is the      M.S. in real estate appraisal and
significant weighting in the Lehman High     narrowing of yield spreads--at the close     investment analysis from the University
Yield Index--as we had limited exposure      of the fiscal year yield spreads were        of Wisconsin-Madison.
to the auto sector. (Note: Under new         back below the level they were before
rules instituted by Lehman, Ford had         the auto downgrade. And despite volatile
only a brief stay in its High Yield          market conditions, default rates remain                      CAROLYN L. GIBBS,
Index. As of July 1, 2005, Ford moved        low.                                                         Chartered Financial
back to the Lehman U.S. Credit Index,                                                       [GIBBS        Analyst, senior
which covers investment grade corporate          Despite a number of interest rate           PHOTO]       portfolio manager, is
bonds.)                                      hikes, high yield bonds produced gains                       co-lead manager of AIM
                                             for the fiscal year. This underscores                        High Yield Fund. Ms.
    Ntelos--a telecom provider servicing     the value of asset allocation and            Gibbs has been in the investment
markets for voice, data and digital PCS      diversification. We are pleased to           business since 1983. She graduated magna
services--proved our top contributor.        report these trends and to provide our       cum laude from Texas Christian
Ntelos is actually a private equity          shareholders with positive Fund returns      University, where she received a B.A. in
position we received for bonds after it      for the reporting period. We appreciate      English. She also received an M.B.A. in
filed for bankruptcy. We retained the        your continued participation in AIM High     finance from The Wharton School at the
equity to maximize recovery. The company     Yield Fund.                                  University of Pennsylvania.
was acquired by private investors and
has made a substantial recovery. We sold
the position during the reporting period                                                                  DARREN S. HUGHES,
and put the proceeds to work in                                                              [HUGHES      Chartered Financial
income-producing investments.                                                                 PHOTO]      Analyst, senior
                                                                                                          portfolio manager, is
                                                                                                          manager of AIM High
                                                                                                          Yield Fund. He joined
                                                                                          AIM in 1992. Mr. Hughes earned a B.B.A.
                                                                                          in finance and economics from Baylor
                                                                                          University.

                                                                                          Assisted by the Taxable High Yield Team


                                                                                                    [RIGHT ARROW GRAPHIC]


                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE, PLEASE SEE
                                                                                          PAGES 6 AND 7.


AIM HIGH YIELD FUND


CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      expenses that you paid over the period.          The hypothetical account values and
                                             Simply divide your account value by          expenses may not be used to estimate the
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account       actual ending account balance or
two types of costs: (1) transaction          value divided by $1,000 = 8.6), then         expenses you paid for the period. You
costs, which may include sales charges       multiply the result by the number in the     may use this information to compare the
(loads) on purchase payments; contingent     table under the heading entitled "Actual     ongoing costs of investing in the Fund
deferred sales charges on redemptions;       Expenses Paid During Period" to estimate     and other funds. To do so, compare this
and redemption fees, if any; and (2)         the expenses you paid on your account        5% hypothetical example with the 5%
ongoing costs, including management          during this period.                          hypothetical examples that appear in the
fees; distribution and/or service fees                                                    shareholder reports of the other funds.
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR
example is intended to help you              COMPARISON PURPOSES                              Please note that the expenses shown
understand your ongoing costs (in                                                         in the table are meant to highlight your
dollars) of investing in the Fund and to     The table below also provides                ongoing costs only and do not reflect
compare these costs with ongoing costs       information about hypothetical account       any transactional costs, such as sales
of investing in other mutual funds. The      values and hypothetical expenses based       charges (loads) on purchase payments,
example is based on an investment of         on the Fund's actual expense ratio and       contingent deferred sales charges on
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year     redemptions, and redemption fees, if
period and held for the entire period        before expenses, which is not the Fund's     any. Therefore, the hypothetical
February 1, 2005, through July 31, 2005.     actual return. The Fund's actual             information is useful in comparing
                                             cumulative total returns at net asset        ongoing costs only, and will not help
ACTUAL EXPENSES                              value after expenses for the six months      you determine the relative total costs
                                             ended July 31, 2005, appear in the table     of owning different funds. In addition,
The table below provides information         "Cumulative Total Returns" on page 7.        if these transactional costs were
about actual account values and actual                                                    included, your costs would have been
expenses. You may use the information in                                                  higher.
this table, together with the amount you
invested, to estimate the

====================================================================================================================================

                                                           ACTUAL                                     HYPOTHETICAL
                                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT    ENDING ACCOUNT                EXPENSES         ENDING ACCOUNT                  EXPENSES
SHARE                 VALUE                VALUE                    PAID DURING           VALUE                      PAID DURING
CLASS                (2/1/05)           (7/31/05)(1)                 PERIOD(2)          (7/31/05)                      PERIOD(2)
  A                 $1,000.00            $1,030.10                     $5.44            $1,019.44                       $5.41
  B                  1,000.00             1,026.30                      9.19             1,015.72                        9.15
  C                  1,000.00             1,026.40                      9.19             1,015.72                        9.15
Investor             1,000.00             1,030.20                      5.24             1,019.64                        5.21

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on page 7.

(2) Expenses are equal to the Fund's annualized expense ratio (1.08%, 1.83%, 1.83% and 1.04% for Class A, B, C and Investor Class
    shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON     For More Information Visit
                                                                                          IMAGE]         AIMinvestments.com

AIM HIGH YIELD FUND


YOUR FUND'S LONG-TERM PERFORMANCE


====================================================================================================================================
RESULTS OF A $10,000 INVESTMENT

Fund and index data from 7/31/95

                                [MOUNTAIN CHART]

DATE   AIM HIGH YIELD FUND-  LIPPER HIGH YIELD    LEHMAN U.S.    LEHMAN HIGH
         CLASS A SHARES       BOND FUND INDEX   AGGREGATE BOND   YIELD INDEX
                                                     INDEX

 7/95       $ 9525                $10000            $10000          $10000
 8/95         9494                 10022             10121           10031
 9/95         9614                 10137             10219           10155
10/95         9726                 10212             10352           10217
11/95         9756                 10264             10507           10307
12/95         9900                 10418             10655           10469
 1/96        10068                 10622             10725           10653
 2/96        10193                 10729             10539           10662
 3/96        10161                 10684             10466           10655
 4/96        10273                 10771             10407           10678
 5/96        10374                 10854             10386           10742
 6/96        10412                 10861             10525           10831
 7/96        10438                 10910             10554           10882
 8/96        10620                 11086             10536           10999
 9/96        10915                 11375             10720           11264
10/96        10998                 11429             10957           11351
11/96        11218                 11626             11145           11577
12/96        11428                 11770             11041           11658
 1/97        11572                 11886             11075           11764
 2/97        11752                 12086             11103           11961
 3/97        11451                 11824             10980           11788
 4/97        11468                 11925             11144           11903
 5/97        11771                 12240             11249           12167
 6/97        11955                 12450             11383           12336
 7/97        12251                 12782             11690           12675
 8/97        12317                 12811             11590           12646
 9/97        12641                 13122             11761           12897
10/97        12633                 13070             11932           12908
11/97        12738                 13165             11987           13031
12/97        12859                 13320             12107           13146
 1/98        13092                 13579             12263           13382
 2/98        13186                 13707             12254           13461
 3/98        13346                 13906             12296           13587
 4/98        13376                 13949             12360           13641
 5/98        13368                 13934             12477           13688
 6/98        13295                 13958             12583           13737
 7/98        13340                 14053             12610           13815
 8/98        12413                 12982             12815           13053
 9/98        12096                 12905             13115           13112
10/98        11709                 12612             13046           12843
11/98        12275                 13352             13120           13376
12/98        12204                 13310             13159           13391
 1/99        12349                 13552             13253           13590
 2/99        12327                 13497             13022           13510
 3/99        12502                 13735             13094           13639
 4/99        12764                 14090             13135           13903
 5/99        12540                 13823             13020           13715
 6/99        12473                 13825             12979           13686
 7/99        12523                 13829             12924           13740
 8/99        12336                 13689             12917           13589
 9/99        12178                 13582             13067           13491
10/99        12049                 13543             13115           13401
11/99        12283                 13781             13114           13558
12/99        12458                 13947             13051           13711
 1/00        12402                 13879             13008           13652
 2/00        12579                 13977             13166           13679
 3/00        12081                 13735             13339           13391
 4/00        11785                 13675             13301           13412
 5/00        11487                 13432             13295           13275
 6/00        11639                 13680             13571           13545
 7/00        11584                 13705             13695           13649
 8/00        11428                 13777             13893           13742
 9/00        11020                 13574             13980           13622
10/00        10204                 13110             14073           13186
11/00         9447                 12378             14303           12663
12/00         9492                 12593             14568           12908
 1/01        10250                 13428             14807           13875
 2/01        10258                 13471             14936           14060
 3/01         9723                 13024             15010           13729
 4/01         9555                 12853             14948           13558
 5/01         9617                 12992             15038           13802
 6/01         9270                 12609             15095           13415
 7/01         9270                 12683             15433           13612
 8/01         9364                 12740             15609           13773
 9/01         8699                 11840             15791           12847
10/01         8891                 12111             16122           13165
11/01         9238                 12495             15899           13645
12/01         9152                 12462             15798           13589
 1/02         9163                 12492             15926           13684
 2/02         8807                 12271             16081           13493
 3/02         8989                 12514             15813           13818
 4/02         9010                 12645             16120           14039
 5/02         8866                 12518             16257           13961
 6/02         8191                 11813             16397           12931
 7/02         7868                 11426             16595           12367
 8/02         7901                 11623             16875           12719
 9/02         7765                 11461             17149           12552
10/02         7643                 11388             17071           12443
11/02         8087                 12045             17066           13214
12/02         8203                 12162             17419           13398
 1/03         8431                 12431             17433           13844
 2/03         8540                 12597             17675           14015
 3/03         8764                 12912             17661           14418
 4/03         9259                 13546             17807           15274
 5/03         9388                 13707             18139           15431
 6/03         9655                 14076             18103           15875
 7/03         9604                 13968             17494           15701
 8/03         9717                 14155             17610           15881
 9/03         9952                 14499             18077           16315
10/03        10204                 14824             17908           16645
11/03        10395                 14996             17951           16897
12/03        10680                 15367             18134           17280
 1/04        10946                 15614             18279           17609
 2/04        10895                 15583             18477           17565
 3/04        10888                 15643             18616           17685
 4/04        10907                 15607             18131           17564
 5/04        10676                 15366             18059           17267
 6/04        10845                 15581             18161           17514
 7/04        10915                 15705             18341           17752
 8/04        11111                 15962             18691           18101
 9/04        11280                 16183             18741           18364
10/04        11474                 16471             18898           18695
11/04        11663                 16705             18748           18921
12/04        11845                 16957             18920           19203
 1/05        11819                 16915             19039           19178
 2/05        12031                 17173             18927           19460
 3/05        11699                 16718             18829           18894
 4/05        11558                 16523             19084           18710
 5/05        11763                 16787             19291           19042
 6/05        11969                 17058             19396           19416
 7/05        12175                 17322             19219           19755



                                                             SOURCE: LIPPER, INC.

====================================================================================================================================

The data shown in the chart include              This chart, which is a logarithmic
reinvested distributions, applicable         chart, presents the fluctuations in the
sales charges, Fund expenses and             value of the Fund and its indexes. We
management fees. Index results include       believe that a logarithmic chart is more
reinvested dividends, but they do not        effective than other types of charts in
reflect sales charges. Performance of an     illustrating changes in value during the
index of funds reflects fund expenses        early years shown in the chart. The
and management fees; performance of a        vertical axis, the one that indicates
market index does not. Performance shown     the dollar value of an investment, is
in the chart and table(s) does not           constructed with each segment
reflect deduction of taxes a shareholder     representing a percent change in the
would pay on Fund distributions or sale      value of the investment. In this chart,
of Fund shares. Performance of the           each segment represents a doubling, or
indexes does not reflect the effects of      100% change, in the value of the
taxes.                                       investment. In other words, the space
                                             between $5,000 and $10,000 is the same
                                             size as the space between $10,000 and
                                             $20,000.

AIM HIGH YIELD FUND


====================================================================================================================================
AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS
                                                                                          6 months ended 7/31/05, excluding
As of 7/31/05, including applicable          As of 6/30/05, most recent calendar          applicable sales charges
sales charges                                quarter-end, including applicable sales
                                             charges                                      Class A Shares                  3.01%
CLASS A SHARES                                                                            Class B Shares                  2.63
Inception (7/11/78)              7.95%       CLASS A SHARES                               Class C Shares                  2.64
10 Years                         1.99        Inception (7/11/78)             7.91%        Investor Class Shares           3.02
 5 Years                         0.01        10 Years                        1.99
 1 Year                          6.35         5 Years                       -0.41
                                              1 Year                         5.22
CLASS B SHARES
Inception (9/1/93)               2.77%       CLASS B SHARES
10 Years                         1.87        Inception (9/1/93)              2.64%
 5 Years                         0.02        10 Years                        1.88
 1 Year                          5.94         5 Years                       -0.46
                                              1 Year                         4.52
CLASS C SHARES
Inception (8/4/97)              -0.84%       CLASS C SHARES
 5 Years                         0.27        Inception (8/4/97)             -1.05%
 1 Year                          9.73         5 Years                       -0.17
                                              1 Year                         8.55
INVESTOR CLASS SHARES
10 Years                         2.51%       INVESTOR CLASS SHARES
 5 Years                         1.04        10 Years                        2.49%
 1 Year                         11.80         5 Years                        0.55
                                              1 Year                        10.36

====================================================================================================================================

INVESTOR CLASS SHARES' INCEPTION DATE IS     STATED. INVESTMENT RETURN AND PRINCIPAL          A REDEMPTION FEE OF 2% WILL BE
SEPTEMBER 30, 2003. RETURNS SINCE THAT       VALUE WILL FLUCTUATE SO THAT YOU MAY         IMPOSED ON CERTAIN REDEMPTIONS OR
DATE ARE HISTORICAL RETURNS. ALL OTHER       HAVE A GAIN OR LOSS WHEN YOU SELL            EXCHANGES OUT OF THE FUND WITHIN 30 DAYS
RETURNS ARE BLENDED RETURNS OF               SHARES.                                      OF PURCHASE. EXCEPTIONS TO THE
HISTORICAL INVESTOR CLASS SHARE                                                           REDEMPTION FEE ARE LISTED IN THE FUND'S
PERFORMANCE AND RESTATED CLASS A SHARE           CLASS A SHARE PERFORMANCE REFLECTS       PROSPECTUS.
PERFORMANCE (FOR PERIODS PRIOR TO THE        THE MAXIMUM 4.75% SALES CHARGE, AND
INCEPTION DATE OF INVESTOR CLASS SHARES)     CLASS B AND CLASS C SHARE PERFORMANCE
AT NET ASSET VALUE AND REFLECT THE RULE      REFLECTS THE APPLICABLE CONTINGENT
12b-1 FEES APPLICABLE TO CLASS A SHARES.     DEFERRED SALES CHARGE (CDSC) FOR THE
                                             PERIOD INVOLVED. THE CDSC ON CLASS B
    THE PERFORMANCE DATA QUOTED              SHARES DECLINES FROM 5% BEGINNING AT THE
REPRESENT PAST PERFORMANCE AND CANNOT        TIME OF PURCHASE TO 0% AT THE BEGINNING
GUARANTEE COMPARABLE FUTURE RESULTS;         OF THE SEVENTH YEAR. THE CDSC ON CLASS C
CURRENT PERFORMANCE MAY BE LOWER OR          SHARES IS 1% FOR THE FIRST YEAR AFTER
HIGHER. PLEASE VISIT AIMINVESTMENTS.COM      PURCHASE. INVESTOR CLASS SHARES DO NOT
FOR THE MOST RECENT MONTH-END                HAVE A FRONT-END SALES CHARGE OR A CDSC;
PERFORMANCE. PERFORMANCE FIGURES REFLECT     THEREFORE, PERFORMANCE IS AT NET ASSET
REINVESTED DISTRIBUTIONS, CHANGES IN NET     VALUE.
ASSET VALUE AND THE EFFECT OF THE
MAXIMUM SALES CHARGE UNLESS OTHERWISE            THE PERFORMANCE OF THE FUND'S SHARE
                                             CLASSES WILL DIFFER DUE TO DIFFERENT
                                             SALES CHARGE STRUCTURES AND CLASS
                                             EXPENSES.

AIM HIGH YIELD FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Investment      o The quality of services to be provided     o Fees relative to those of comparable
Securities Funds (the "Board") oversees      by AIM. The Board reviewed the               funds with other advisors. The Board
the management of AIM High Yield Fund        credentials and experience of the            reviewed the advisory fee rate for the
(the "Fund") and, as required by law,        officers and employees of AIM who will       Fund under the Advisory Agreement. The
determines annually whether to approve       provide investment advisory services to      Board compared effective contractual
the continuance of the Fund's advisory       the Fund. In reviewing the                   advisory fee rates at a common asset
agreement with AIM Advisors, Inc.            qualifications of AIM to provide             level and noted that the Fund's rate was
("AIM"). Based upon the recommendation       investment advisory services, the Board      below the median rate of the funds
of the Investments Committee of the          reviewed the qualifications of AIM's         advised by other advisors with
Board, which is comprised solely of          investment personnel and considered such     investment strategies comparable to
independent trustees, at a meeting held      issues as AIM's portfolio and product        those of the Fund that the Board
on June 30, 2005, the Board, including       review process, various back office          reviewed. Based on this review, the
all of the independent trustees,             support functions provided by AIM and        Board concluded that the advisory fee
approved the continuance of the advisory     AIM's equity and fixed income trading        rate for the Fund under the Advisory
agreement (the "Advisory Agreement")         operations. Based on the review of these     Agreement was fair and reasonable.
between the Fund and AIM for another         and other factors, the Board concluded
year, effective July 1, 2005.                that the quality of services to be           o Expense limitations and fee waivers.
                                             provided by AIM was appropriate and that     The Board noted that there were no fee
    The Board considered the factors         AIM currently is providing satisfactory      waivers or expense limitations currently
discussed below in evaluating the            services in accordance with the terms of     in effect for the Fund. The Board
fairness and reasonableness of the           the Advisory Agreement.                      concluded that no such waivers or
Advisory Agreement at the meeting on                                                      limitations were necessary at this time
June 30, 2005 and as part of the Board's     o The performance of the Fund relative       because the Fund's overall expense ratio
ongoing oversight of the Fund. In their      to comparable funds. The Board reviewed      was comparable to the median expense
deliberations, the Board and the             the performance of the Fund during the       ratio of the funds advised by other
independent trustees did not identify        past one, three and five calendar years      advisors with investment strategies
any particular factor that was               against the performance of funds advised     comparable to those of the Fund that the
controlling, and each trustee attributed     by other advisors with investment            Board reviewed.
different weights to the various             strategies comparable to those of the
factors.                                     Fund. The Board noted that the Fund's        o Breakpoints and economies of scale.
                                             performance for the three and five year      The Board reviewed the structure of the
    One of the responsibilities of the       periods was below the median performance     Fund's advisory fee under the Advisory
Senior Officer of the Fund, who is           of such comparable funds and above such      Agreement, noting that it includes three
independent of AIM and AIM's affiliates,     median performance for the one year          breakpoints. The Board reviewed the
is to manage the process by which the        period. Based on this review, the Board      level of the Fund's advisory fees, and
Fund's proposed management fees are          concluded that no changes should be made     noted that such fees, as a percentage of
negotiated to ensure that they are           to the Fund and that it was not              the Fund's net assets, have decreased as
negotiated in a manner which is at arm's     necessary to change the Fund's portfolio     net assets increased because the
length and reasonable. To that end, the      management team at this time.                Advisory Agreement includes breakpoints.
Senior Officer must either supervise a                                                    The Board concluded that the Fund's fee
competitive bidding process or prepare       o The performance of the Fund relative       levels under the Advisory Agreement
an independent written evaluation. The       to indices. The Board reviewed the           therefore reflect economies of scale and
Senior Officer has recommended an            performance of the Fund during the past      that it was not necessary to change the
independent written evaluation in lieu       one, three and five calendar years           advisory fee breakpoints in the Fund's
of a competitive bidding process and,        against the performance of the Lipper        advisory fee schedule.
upon the direction of the Board, has         High Yield Bond Fund Index. The Board
prepared such an independent written         noted that the Fund's performance for        o Investments in affiliated money market
evaluation. Such written evaluation also     the three and five year periods was          funds. The Board also took into account
considered certain of the factors            below the performance of such Index and      the fact that uninvested cash and cash
discussed below. In addition, as             above such Index for the one year            collateral from securities lending
discussed below, the Senior Officer made     period. Based on this review, the Board      arrangements (collectively, "cash
certain recommendations to the Board in      concluded that no changes should be made     balances") of the Fund may be invested
connection with such written evaluation.     to the Fund and that it was not              in money market funds advised by AIM
                                             necessary to change the Fund's portfolio     pursuant to the terms of an SEC
    The discussion below serves as a         management team at this time.                exemptive order. The Board found that
summary of the Senior Officer's                                                           the Fund may realize certain benefits
independent written evaluation and           o Meeting with the Fund's portfolio          upon investing cash balances in AIM
recommendations to the Board in              managers and investment personnel. With      advised money market funds, including a
connection therewith, as well as a           respect to the Fund, the Board is            higher net return, increased liquidity,
discussion of the material factors and       meeting periodically with such Fund's        increased diversification or decreased
the conclusions with respect thereto         portfolio managers and/or other              transaction costs. The Board also found
that formed the basis for the Board's        investment personnel and believes that       that the Fund will not receive reduced
approval of the Advisory Agreement.          such individuals are competent and able      services if it invests its cash balances
After consideration of all of the            to continue to carry out their               in such money market funds. The Board
factors below and based on its informed      responsibilities under the Advisory          noted that, to the extent the Fund
business judgment, the Board determined      Agreement.                                   invests in affiliated money market
that the Advisory Agreement is in the                                                     funds, AIM has voluntarily agreed to
best interests of the Fund and its           o Overall performance of AIM. The Board      waive a portion of the advisory fees it
shareholders and that the compensation       considered the overall performance of        receives from the Fund attributable to
to AIM under the Advisory Agreement is       AIM in providing investment advisory and     such investment. The Board further
fair and reasonable and would have been      portfolio administrative services to the     determined that the proposed securities
obtained through arm's length                Fund and concluded that such performance     lending program and related procedures
negotiations.                                was satisfactory.                            with respect to the lending Fund is in
                                                                                          the best interests of the lending Fund
o The nature and extent of the advisory      o Fees relative to those of clients of       and its respective shareholders. The
services to be provided by AIM. The          AIM with comparable investment               Board therefore concluded that the
Board reviewed the services to be            strategies. The Board noted that AIM         investment of cash collateral received
provided by AIM under the Advisory           does not serve as an advisor to other        in connection with the securities
Agreement. Based on such review, the         mutual funds or other clients with           lending program in the money market
Board concluded that the range of            investment strategies comparable to          funds according to the procedures is in
services to be provided by AIM under the     those of the Fund.                           the best interests of the lending Fund
Advisory Agreement was appropriate and                                                    and its respective shareholders.
that AIM currently is providing services
in accordance with the terms of the
Advisory Agreement.

AIM HIGH YIELD FUND



o Independent written evaluation and         o Historical relationship between the
recommendations of the Fund's Senior         Fund and AIM. In determining whether to
Officer. The Board noted that, upon          continue the Advisory Agreement for the
their direction, the Senior Officer of       Fund, the Board also considered the
the Fund had prepared an independent         prior relationship between AIM and the
written evaluation in order to assist        Fund, as well as the Board's knowledge
the Board in determining the                 of AIM's operations, and concluded that
reasonableness of the proposed               it was beneficial to maintain the
management fees of the AIM Funds,            current relationship, in part, because
including the Fund. The Board noted that     of such knowledge. The Board also
the Senior Officer's written evaluation      reviewed the general nature of the
had been relied upon by the Board in         non-investment advisory services
this regard in lieu of a competitive         currently performed by AIM and its
bidding process. In determining whether      affiliates, such as administrative,
to continue the Advisory Agreement for       transfer agency and distribution
the Fund, the Board considered the           services, and the fees received by AIM
Senior Officer's written evaluation and      and its affiliates for performing such
the recommendation made by the Senior        services. In addition to reviewing such
Officer to the Board that the Board          services, the trustees also considered
consider implementing a process to           the organizational structure employed by
assist them in more closely monitoring       AIM and its affiliates to provide those
the performance of the AIM Funds. The        services. Based on the review of these
Board concluded that it would be             and other factors, the Board concluded
advisable to implement such a process as     that AIM and its affiliates were
soon as reasonably practicable.              qualified to continue to provide
                                             non-investment advisory services to the
o Profitability of AIM and its               Fund, including administrative, transfer
affiliates. The Board reviewed               agency and distribution services, and
information concerning the profitability     that AIM and its affiliates currently
of AIM's (and its affiliates')               are providing satisfactory
investment advisory and other activities     non-investment advisory services.
and its financial condition. The Board
considered the overall profitability of      o Other factors and current trends. In
AIM, as well as the profitability of AIM     determining whether to continue the
in connection with managing the Fund.        Advisory Agreement for the Fund, the
The Board noted that AIM's operations        Board considered the fact that AIM,
remain profitable, although increased        along with others in the mutual fund
expenses in recent years have reduced        industry, is subject to regulatory
AIM's profitability. Based on the review     inquiries and litigation related to a
of the profitability of AIM's and its        wide range of issues. The Board also
affiliates' investment advisory and          considered the governance and compliance
other activities and its financial           reforms being undertaken by AIM and its
condition, the Board concluded that the      affiliates, including maintaining an
compensation to be paid by the Fund to       internal controls committee and
AIM under its Advisory Agreement was not     retaining an independent compliance
excessive.                                   consultant, and the fact that AIM has
                                             undertaken to cause the Fund to operate
o Benefits of soft dollars to AIM. The       in accordance with certain governance
Board considered the benefits realized       policies and practices. The Board
by AIM as a result of brokerage              concluded that these actions indicated a
transactions executed through "soft          good faith effort on the part of AIM to
dollar" arrangements. Under these            adhere to the highest ethical standards,
arrangements, brokerage commissions paid     and determined that the current
by the Fund and/or other funds advised       regulatory and litigation environment to
by AIM are used to pay for research and      which AIM is subject should not prevent
execution services. This research is         the Board from continuing the Advisory
used by AIM in making investment             Agreement for the Fund.
decisions for the Fund. The Board
concluded that such arrangements were
appropriate.

o AIM's financial soundness in light of
the Fund's needs. The Board considered
whether AIM is financially sound and has the resources necessary to perform its obligations under the Advisory
Agreement, and concluded that AIM has
the financial resources necessary to
fulfill its obligations under the
Advisory Agreement.

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05


AIM HIGH YIELD FUND


INSTITUTIONAL CLASS SHARES                   ========================================         PLEASE NOTE THAT PAST PERFORMANCE IS
                                                                                          NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           AVERAGE ANNUAL TOTAL RETURNS                 RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      For periods ended 7/31/05                    THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview                                                  REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                  10 Years                          2.53%      ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered        5 Years                          1.09       PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,       1 Year                          11.99       SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans          6 Months*                        3.25       OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                                                               FULL REPORT FOR INFORMATION ON
                                             AVERAGE ANNUAL TOTAL RETURNS                 COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             For periods ended 6/30/05, most recent       YOUR FUND PROSPECTUS FOR MORE
========================================     calendar quarter-end                         INFORMATION. FOR THE MOST CURRENT
NASDAQ SYMBOL                     AHIYX                                                   MONTH-END PERFORMANCE, PLEASE CALL
========================================     10 Years                          2.54%      800-451-4246 OR VISIT
                                              5 Years                          0.64       AIMINVESTMENTS.COM.
                                              1 Year                          11.04
                                              6 Months*                        1.27

                                             *Cumulative total return that has not
                                             been annualized

                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO
                                             SALES CHARGE; THEREFORE, PERFORMANCE
                                             IS AT NAV.

                                             INSTITUTIONAL CLASS SHARES' INCEPTION
                                             DATE IS APRIL 30, 2004. RETURNS SINCE
                                             THAT DATE ARE HISTORICAL RETURNS. ALL
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS A SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12b-1 FEES APPLICABLE TO
                                             CLASS A SHARES. INSTITUTIONAL CLASS
                                             SHARES WOULD HAVE HAD DIFFERENT RETURNS
                                             DUE TO DIFFERENCES IN THE EXPENSE
                                             STRUCTURE OF THE INSTITUTIONAL CLASS.

                                  Over for information on your Fund's expenses.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

AIMinvestments.com                HYI-INS-1

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      divide your account value by $1,000 (for         The hypothetical account values and
                                             example, an $8,600 account value divided     expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 = 8.6), then multiply the          actual ending account balance or
ongoing costs, including management fees     result by the number in the table under      expenses you paid for the period. You
and other Fund expenses. This example is     the heading entitled "Actual Expenses        may use this information to compare the
intended to help you understand your         Paid During Period" to estimate the          ongoing costs of investing in the Fund
ongoing costs (in dollars) of investing      expenses you paid on your account during     and other funds. To do so, compare this
in the Fund and to compare these costs       this period.                                 5% hypothetical example with the 5%
with ongoing costs of investing in other                                                  hypothetical examples that appear in the
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                     shareholder reports of the other funds.
investment of $1,000 invested at the         COMPARISON PURPOSES
beginning of the period and held for the                                                      Please note that the expenses shown
entire period February 1, 2005, through      The table below also provides                in the table are meant to highlight your
July 31, 2005.                               information about hypothetical account       ongoing costs only. Therefore, the
                                             values and hypothetical expenses based       hypothetical information is useful in
ACTUAL EXPENSES                              on the Fund's actual expense ratio and       comparing ongoing costs only, and will
                                             an assumed rate of return of 5% per year     not help you determine the relative
The table below provides information         before expenses, which is not the Fund's     total costs of owning different funds.
about actual account values and actual       actual return. The Fund's actual
expenses. You may use the information in     cumulative total return after expenses
this table, together with the amount you     for the six months ended July 31, 2005,
invested, to estimate the expenses that      appears in the table on the front of
you paid over the period. Simply             this supplement.

====================================================================================================================================

                                                            ACTUAL                                   HYPOTHETICAL
                                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT    ENDING ACCOUNT               EXPENSES       ENDING ACCOUNT                    EXPENSES
   SHARE                 VALUE                VALUE                  PAID DURING          VALUE                        PAID DURING
   CLASS                (2/1/05)           (7/31/05)(1)                PERIOD(2)        (7/31/05)                       PERIOD(2)
Institutional          $1,000.00            $1,032.50                   $3.07           $1,021.77                         $3.06


(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended July 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.61% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================


AIMinvestments.com              HYI-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BONDS & NOTES-92.12%

AEROSPACE & DEFENSE-2.14%

Argo-Tech Corp., Sr. Unsec. Gtd. Global
  Notes, 9.25%, 06/01/11(a)                    $ 1,775,000   $    1,943,625
---------------------------------------------------------------------------
Armor Holdings, Inc., Sr. Sub. Global Notes,
  8.25%, 08/15/13(a)                             1,930,000        2,113,350
---------------------------------------------------------------------------
DRS Technologies, Inc., Sr. Unsec. Sub.
  Global Notes, 6.88%, 11/01/13(a)               2,735,000        2,823,887
---------------------------------------------------------------------------
Hexcel Corp., Sr. Unsec. Sub. Global Notes,
  6.75%, 02/01/15(a)                             5,790,000        5,876,850
---------------------------------------------------------------------------
L-3 Communications Corp.,
  Sr. Sub. Notes, 6.38%, 10/15/15 (Acquired
  07/27/05; Cost $1,838,120)(a)(b)               1,855,000        1,887,462
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Sub. Global Notes, 6.13%,
  01/15/14(a)                                    5,025,000        5,100,375
---------------------------------------------------------------------------
Orbital Sciences Corp.-Series B, Sr. Global
  Notes, 9.00%, 07/15/11(a)                      1,880,000        2,058,600
---------------------------------------------------------------------------
Standard Aero Holdings, Inc., Sr. Sub. Notes,
  8.25%, 09/01/14 (Acquired 08/17/04; Cost
  $1,375,000)(a)(b)                              1,375,000        1,457,500
===========================================================================
                                                                 23,261,649
===========================================================================

AIR FREIGHT & LOGISTICS-0.32%

Park-Ohio Industries Inc., Sr. Sub. Notes,
  8.38%, 11/15/14 (Acquired
  11/19/04-12/07/04; Cost $3,686,500)(a)(b)      3,675,000        3,463,687
===========================================================================

AIRLINES-0.81%

Continental Airlines, Inc., Notes, 8.00%,
  12/15/05(a)                                    2,745,000        2,751,862
---------------------------------------------------------------------------
Northwest Airlines Corp., Sr. Unsec. Gtd.
  Notes, 8.88%, 06/01/06(a)                      8,775,000        6,098,625
===========================================================================
                                                                  8,850,487
===========================================================================

ALTERNATIVE CARRIERS-0.38%

Empresa Brasileira de Telecommunicacoes
  S.A.-Series B (Brazil), Gtd. Global Notes,
  11.00%, 12/15/08(a)                            3,630,000        4,129,125
===========================================================================

ALUMINUM-0.18%

Century Aluminum Co., Sr. Unsec. Gtd. Global
  Notes, 7.50%, 08/15/14(a)                      1,855,000        1,906,012
===========================================================================

APPAREL, ACCESSORIES & LUXURY GOODS-1.60%

Broder Bros. Co.-Series B, Sr. Unsec. Gtd.
  Global Notes, 11.25%, 10/15/10(a)              1,571,000        1,555,290
---------------------------------------------------------------------------
Levi Strauss & Co., Sr. Unsec. Unsub.
  Floating Rate Global Notes, 8.25%,
  04/01/12(a)(c)                                 2,780,000        2,800,850
---------------------------------------------------------------------------
Perry Ellis International, Inc.-Series B, Sr.
  Sub. Global Notes, 8.88%, 09/15/13(a)          3,705,000        3,788,362
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

APPAREL, ACCESSORIES & LUXURY GOODS-(CONTINUED)

Quicksilver, Inc., Sr. Notes, 6.88%, 04/15/15
  (Acquired 07/14/05-07/19/05; Cost
  $5,117,400)(a)(b)                            $ 5,100,000   $    5,151,000
---------------------------------------------------------------------------
Warnaco Inc., Sr. Unsec. Global Notes, 8.88%,
  06/15/13(a)                                    3,725,000        4,097,500
===========================================================================
                                                                 17,393,002
===========================================================================

AUTO PARTS & EQUIPMENT-1.41%

Accuride Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 02/01/15(a)                      2,785,000        2,910,325
---------------------------------------------------------------------------
Autocam Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 10.88%, 06/15/14(a)                     1,855,000        1,233,575
---------------------------------------------------------------------------
Delphi Corp., Global Notes, 6.55%,
  06/15/06(a)                                    3,715,000        3,668,562
---------------------------------------------------------------------------
Tenneco Automotive Inc.-Series B, Sr. Sec.
  Second Lien Global Notes, 10.25%,
  07/15/13(a)                                    2,920,000        3,343,400
---------------------------------------------------------------------------
TRW Automotive Inc., Sr. Global Notes, 9.38%,
  02/15/13(a)                                    3,730,000        4,205,575
===========================================================================
                                                                 15,361,437
===========================================================================

AUTOMOBILE MANUFACTURERS-0.57%

General Motors Acceptance Corp.,
  Global Notes, 5.63%, 05/15/09(a)               2,780,000        2,670,246
---------------------------------------------------------------------------
  Series GM, Sr. Medium Term Notes, 6.31%,
  11/30/07(a)                                    3,529,000        3,503,626
===========================================================================
                                                                  6,173,872
===========================================================================

BROADCASTING & CABLE TV-6.72%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10(a)(d)                 22,250,000       19,413,125
---------------------------------------------------------------------------
Allbritton Communications Co., Sr. Unsec.
  Sub. Global Notes, 7.75%, 12/15/12(a)          3,720,000        3,766,500
---------------------------------------------------------------------------
Cablevision Systems Corp.-Series B, Sr.
  Floating Rate Global Notes, 7.89%,
  04/01/09(a)(e)                                 2,025,000        2,098,406
---------------------------------------------------------------------------
Charter Communications Holdings, LLC/Charter
  Communications Holdings Capital Corp., Sr.
  Unsec. Global Notes, 11.13%, 01/15/11(a)       2,870,000        2,310,350
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 9.92%, 04/01/11(a)           2,525,000        1,969,500
---------------------------------------------------------------------------
Charter Communications Operating, LLC/Charter
  Communications Operating Capital Corp., Sr.
  Second Lien Notes, 8.00%, 04/30/12
  (Acquired 05/11/04-07/09/04; Cost
  $3,359,800)(a)(b)                              3,470,000        3,530,725
---------------------------------------------------------------------------
CSC Holdings, Inc.-Series B, Sr. Unsec.
  Unsub. Notes, 7.63%, 04/01/11(a)               6,510,000        6,591,375
---------------------------------------------------------------------------
Echostar DBS Corp., Sr. Unsec. Gtd. Global
  Notes,
  5.75%, 10/01/08(a)                             5,420,000        5,406,450
---------------------------------------------------------------------------
  6.38%, 10/01/11(a)                             1,000,000        1,000,000
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

Emmis Communications Corp., Sr. Floating Rate
  Notes, 9.31%, 06/15/12 (Acquired 06/16/05;
  Cost $1,390,000)(a)(b)(c)                    $ 1,390,000   $    1,414,325
---------------------------------------------------------------------------
Granite Broadcasting Corp., Sr. Sec. Global
  Notes, 9.75%, 12/01/10(a)                      5,075,000        4,757,812
---------------------------------------------------------------------------
Intelsat (Bermuda), Ltd. (Bermuda), Sr.
  Notes, 8.25%, 01/15/13 (Acquired 06/14/05;
  Cost $2,849,500)(a)(b)                         2,780,000        2,919,000
---------------------------------------------------------------------------
Pegasus Communications Corp.,
  Series B, Sr. Notes, 9.63%, 10/15/05(a)(d)     3,535,000          936,775
---------------------------------------------------------------------------
  Series B, Sr. Unsec. Notes, 12.50%,
  08/01/07(a)(d)                                 1,990,000          527,350
---------------------------------------------------------------------------
Rainbow National Services LLC, Sr. Notes,
  8.75%, 09/01/12 (Acquired 08/13/04; Cost
  $4,568,503)(a)(b)                              4,595,000        5,077,475
---------------------------------------------------------------------------
Videotron Ltee (Canada), Sr. Notes, 6.88%,
  01/15/14(a)                                    2,750,000        2,846,250
---------------------------------------------------------------------------
XM Satellite Radio Inc., Sr. Sec. Global
  Notes, 12.00%, 06/15/10(a)                     7,402,000        8,475,290
===========================================================================
                                                                 73,040,708
===========================================================================



BUILDING PRODUCTS-0.32%


Nortek, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.50%, 09/01/14(a)                      2,775,000        2,695,219
---------------------------------------------------------------------------
NTK Holdings, Inc., Sr. Disc. Notes, 10.75%,
  03/01/14 (Acquired 02/10/05; Cost
  $854,370)(a)(b)(f)                             1,375,000          783,750
===========================================================================
                                                                  3,478,969
===========================================================================



CASINOS & GAMING-3.41%


Aztar Corp.,
  Sr. Sub. Global Notes, 7.88%, 06/15/14(a)      3,605,000        3,866,362
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 9.00%,
  08/15/11(a)                                    2,790,000        3,034,125
---------------------------------------------------------------------------
Boyd Gaming Corp., Sr. Sub. Global Notes,
  6.75%, 04/15/14(a)                             5,520,000        5,740,800
---------------------------------------------------------------------------
Isle of Capri Casinos, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 7.00%, 03/01/14(a)          5,030,000        5,105,450
---------------------------------------------------------------------------
Las Vegas Sands Corp., Sr. Notes, 6.38%,
  02/15/15(a)                                    1,335,000        1,316,644
---------------------------------------------------------------------------
MGM Mirage, Sr. Notes, 6.63%, 07/15/15
  (Acquired 06/09/05; Cost $4,630,000)(a)(b)     4,630,000        4,734,175
---------------------------------------------------------------------------
Penn National Gaming, Inc., Sr. Sub. Notes,
  6.75%, 03/01/15 (Acquired
  02/24/05-02/25/05; Cost $2,910,675)(a)(b)      2,850,000        2,878,500
---------------------------------------------------------------------------
Pinnacle Entertainment, Inc., Sr. Unsec. Gtd.
  Sub. Global Notes, 8.25%, 03/15/12(a)          5,830,000        6,208,950
---------------------------------------------------------------------------
Poster Financial Group, Inc., Sr. Sec. Global
  Notes, 8.75%, 12/01/11(a)                      1,850,000        1,905,500
---------------------------------------------------------------------------
Seneca Gaming Corp., Sr. Global Notes, 7.25%,
  05/01/12(a)                                    2,160,000        2,246,400
===========================================================================
                                                                 37,036,906
===========================================================================



COAL & CONSUMABLE FUELS-0.44%


James River Coal Co., Sr. Notes, 9.38%,
  06/01/12(a)                                    2,780,000        2,905,100
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

COAL & CONSUMABLE FUELS-(CONTINUED)

Massey Energy Co., Sr. Global Notes, 6.63%,
  11/15/10(a)                                  $ 1,850,000   $    1,924,000
===========================================================================
                                                                  4,829,100
===========================================================================


COMMODITY CHEMICALS-2.07%


BCP Crystal US Holdings Corp., Sr. Sub.
  Global Notes, 9.63%, 06/15/14(a)               2,099,000        2,392,860
---------------------------------------------------------------------------
Equistar Chemicals L.P./Equistar Funding
  Corp., Sr. Unsec. Gtd. Global Notes,
  10.13%, 09/01/08(a)                            6,335,000        7,047,687
---------------------------------------------------------------------------
Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)               7,027,000        7,729,700
---------------------------------------------------------------------------
Montell Finance Co. B.V. (Netherlands),
  Unsec. Gtd. Deb., 8.10%, 03/15/27 (Acquired
  01/06/05-05/04/05; Cost $5,467,200)(a)(b)      5,570,000        5,347,200
===========================================================================
                                                                 22,517,447
===========================================================================


COMMUNICATIONS EQUIPMENT-0.59%


Nortel Networks Ltd. (Canada), Global Notes,
  6.13%, 02/15/06(a)                             3,605,000        3,645,556
---------------------------------------------------------------------------
Superior Essex Communications LLC/Essex Group
  Inc., Sr. Global Notes, 9.00%, 04/15/12(a)     2,750,000        2,818,750
===========================================================================
                                                                  6,464,306
===========================================================================


CONSTRUCTION & ENGINEERING-0.23%


Great Lakes Dredge & Dock Corp., Sr. Unsec.
  Gtd. Sub. Global Notes, 7.75%, 12/15/13(a)     2,890,000        2,485,400
===========================================================================


CONSTRUCTION & FARM MACHINERY & HEAVY
  TRUCKS-2.03%


Case New Holland Inc., Sr. Gtd. Global Notes,
  9.25%, 08/01/11(a)                             2,865,000        3,137,175
---------------------------------------------------------------------------
Manitowoc Co., Inc. (The), Sr. Unsec. Gtd.
  Sub. Global Notes, 10.50%, 08/01/12(a)         3,718,000        4,210,635
---------------------------------------------------------------------------
Navistar International Corp., Sr. Notes,
  6.25%, 03/01/12(a)                             5,115,000        5,038,275
---------------------------------------------------------------------------
  7.50%, 06/15/11(a)                               930,000          967,200
---------------------------------------------------------------------------
Terex Corp., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 07/15/11(a)                      6,455,000        7,068,225
---------------------------------------------------------------------------
Wabtec Corp., Sr. Unsec. Gtd. Global Notes,
  6.88%, 07/31/13(a)                             1,545,000        1,614,525
===========================================================================
                                                                 22,036,035
===========================================================================


CONSTRUCTION MATERIALS-1.17%


Goodman Global Holding Co., Inc., Sr. Sub.
  Notes, 7.88%, 12/15/12 (Acquired 12/15/04-
  07/08/05; Cost $5,195,788)(a)(b)               5,555,000        5,339,744
---------------------------------------------------------------------------
RMCC Acquisition Co., Sr. Sub. Notes, 9.50%,
  11/01/12 (Acquired 10/28/04; Cost
  $2,755,000)(a)(b)                              2,755,000        2,748,112
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
CONSTRUCTION MATERIALS-(CONTINUED)

Texas Industries, Inc., Sr. Notes, 7.25%,
  07/15/13 (Acquired 06/29/05; Cost
  $465,000)(a)(b)                              $   465,000   $      492,900
---------------------------------------------------------------------------
U.S. Concrete, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 8.38%, 04/01/14(a)               4,255,000        4,137,987
===========================================================================
                                                                 12,718,743
===========================================================================


CONSUMER FINANCE-0.98%


Dollar Financial Group, Inc., Gtd. Global
  Notes, 9.75%, 11/15/11(a)                      7,070,000        7,352,800
---------------------------------------------------------------------------
Ford Motor Credit Co., Notes, 6.63%,
  06/16/08(a)                                    3,245,000        3,252,236
===========================================================================
                                                                 10,605,036
===========================================================================



DISTILLERS & VINTNERS-0.48%


Constellation Brands, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 8.13%, 01/15/12(a)                 4,858,000        5,234,495
===========================================================================



DIVERSIFIED COMMERCIAL & PROFESSIONAL
  SERVICES-0.51%


Corrections Corp. of America, Sr. Unsec. Gtd.
  Sub. Global Notes, 6.25%, 03/15/13(a)          2,755,000        2,748,112
---------------------------------------------------------------------------
GEO Group, Inc. (The), Sr. Unsec. Global
  Notes, 8.25%, 07/15/13(a)                      2,820,000        2,777,700
===========================================================================
                                                                  5,525,812
===========================================================================



DIVERSIFIED METALS & MINING-0.17%


Southern Peru Copper Corp., Notes 7.50%,
  07/27/35 (Acquired 07/20/05; Cost
  $1,853,469)(a)(b)                              1,870,000        1,860,650
===========================================================================



DRUG RETAIL-1.32%


Jean Coutu Group (PJC) Inc. (The) (Canada),
  Sr. Sub. Global Notes, 8.50%, 08/01/14(a)      6,420,000        6,403,950
---------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.63%, 08/01/12(a)    1,430,000        1,494,350
---------------------------------------------------------------------------
Rite Aid Corp.,
  Sr. Sec. Gtd. Second Lien Global Notes,
  8.13%, 05/01/10(a)                             1,855,000        1,922,244
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 7.13%, 01/15/07(a)    2,755,000        2,782,550
---------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 7.50%,
  01/15/15(a)                                    1,835,000        1,789,125
===========================================================================
                                                                 14,392,219
===========================================================================



ELECTRIC UTILITIES-5.28%


Allegheny Energy Supply Co., LLC, Unsec.
  Global Notes, 7.80%, 03/15/11(a)               4,490,000        4,927,775
---------------------------------------------------------------------------
LSP Energy L.P./LSP Batesville Funding Corp.-
  Series C, Sr. Sec. Bonds, 7.16%,
  01/15/14(a)                                    3,507,400        3,674,001
---------------------------------------------------------------------------
Midwest Generation, LLC,
  Sr. Sec. Second Priority Putable Global
  Notes, 8.75%, 05/01/14(a)                      4,405,000        4,955,625
---------------------------------------------------------------------------
  Series B., Global Asset-Backed Pass Through
  Ctfs., 8.56%, 01/02/16(a)                      8,714,005        9,699,776
---------------------------------------------------------------------------
Mission Energy Holding Co., Sr. Sec. Global
  Notes, 13.50%, 07/15/08(a)                     8,705,000       10,424,237
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

ELECTRIC UTILITIES-(CONTINUED)

NRG Energy, Inc., Sr. Sec. Gtd. Global Notes,
  8.00%, 12/15/13(a)                           $ 7,587,000   $    8,156,025
---------------------------------------------------------------------------
Reliant Energy, Inc.,
  Sr. Sec. Global Notes, 9.25%, 07/15/10(a)      3,940,000        4,314,300
---------------------------------------------------------------------------
  9.50%, 07/15/13(a)                             3,710,000        4,136,650
---------------------------------------------------------------------------
  Sr. Sec. Gtd. Notes, 6.75%, 12/15/14(a)        2,755,000        2,720,562
---------------------------------------------------------------------------
Reliant Energy Mid-Atlantic Power Holdings,
  LLC-Series B, Sr. Unsec. Asset-Backed Pass
  Through Ctfs., 9.24%, 07/02/17(a)              2,956,853        3,328,307
---------------------------------------------------------------------------
South Point Energy Center LLC/Broad River
  Energy LLC/Rockgen Energy LLC, Sec. Gtd.
  Notes, 8.40%, 05/30/12 (Acquired 06/29/05;
  Cost $1,032,025)(a)(b)                         1,092,090        1,037,486
===========================================================================
                                                                 57,374,744
===========================================================================


ELECTRONIC MANUFACTURING SERVICES-0.44%


Sanmina-SCI Corp., Unsec. Gtd. Sub. Global
  Notes, 6.75%, 03/01/13(a)                      4,970,000        4,796,050
===========================================================================


ENVIRONMENTAL & FACILITIES SERVICES-0.91%


Allied Waste North America, Inc.-Series B,
  Sr. Sec. Gtd. Global Notes, 8.50%,
  12/01/08(a)                                    9,315,000        9,850,612
===========================================================================


FERTILIZERS & AGRICULTURAL CHEMICALS-0.46%


IMG Global Inc., Sr. Unsec. Global Notes,
  10.88%, 08/01/13(a)                            4,225,000        5,006,625
===========================================================================


FOOD RETAIL-0.19%


Ahold Finance USA, Inc., Sr. Unsec. Gtd.
  Unsub. Notes, 8.25%, 07/15/10(a)               1,850,000        2,039,625
===========================================================================


FOREST PRODUCTS-0.74%


Ainsworth Lumber Co. Ltd. (Canada),
  Sr. Unsec. Global Notes, 6.75%, 03/15/14(a)    1,380,000        1,276,500
---------------------------------------------------------------------------
  Sr. Unsec. Yankee Notes, 6.75%, 03/15/14(a)    3,700,000        3,422,500
---------------------------------------------------------------------------
Millar Western Forest Products Ltd. (Canada),
  Sr. Unsec. Global Notes, 7.75%, 11/15/13(a)    3,545,000        3,385,475
===========================================================================
                                                                  8,084,475
===========================================================================


GAS UTILITIES-0.34%


SEMCO Energy, Inc.,
  Sr. Global Notes, 7.75%, 05/15/13(a)           1,890,000        1,993,950
---------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 7.13%, 05/15/08(a)    1,660,000        1,709,800
===========================================================================
                                                                  3,703,750
===========================================================================


HEALTH CARE DISTRIBUTORS-0.09%


National Nephrology Associates, Inc., Sr.
  Gtd. Sub. Notes, 9.00%, 11/01/11 (Acquired
  10/16/03; Cost $910,000)(a)(b)                   910,000        1,021,475
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


HEALTH CARE FACILITIES-2.98%


Concentra Operating Corp., Sr. Unsec. Gtd.
  Sub. Global Notes, 9.13%, 06/01/12(a)        $ 1,855,000   $    1,966,300
---------------------------------------------------------------------------
Genesis HealthCare Corp., Sr. Sub. Global
  Notes, 8.00%, 10/15/13(a)                      1,815,000        1,987,425
---------------------------------------------------------------------------
HealthSouth Corp., Sr. Unsec. Putable Global
  Notes, 8.38%, 01/02/09(a)                     12,205,000       12,266,025
---------------------------------------------------------------------------
Select Medical Corp., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.63%, 02/01/15(a)               2,740,000        2,712,600
---------------------------------------------------------------------------
Tenet Healthcare Corp.,
  Sr. Global Notes, 9.88%, 07/01/14(a)           1,385,000        1,488,875
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 6.38%, 12/01/11(a)           4,560,000        4,377,600
---------------------------------------------------------------------------
United Surgical Partners International, Inc.,
  Sr. Unsec. Gtd. Sub. Global Notes, 10.00%,
  12/15/11(a)                                    6,840,000        7,558,200
===========================================================================
                                                                 32,357,025
===========================================================================



HEALTH CARE SERVICES-1.23%


Quintiles Transnational Corp., Sr. Unsec.
  Sub. Global Notes, 10.00%, 10/01/13(a)         3,750,000        4,209,375
---------------------------------------------------------------------------
Rural/Metro Corp., Sr. Sub. Notes, 9.88%,
  03/15/15 (Acquired 02/28/05; Cost
  $930,000)(a)(b)                                  930,000          932,325
---------------------------------------------------------------------------
Team Health, Inc., Sr. Sub. Global Notes,
  9.00%, 04/01/12(a)                             4,660,000        4,869,700
---------------------------------------------------------------------------
US Oncology, Inc., Sr. Unsec. Gtd. Global
  Notes, 9.00%, 08/15/12(a)                      3,000,000        3,307,500
===========================================================================
                                                                 13,318,900
===========================================================================



HEALTH CARE SUPPLIES-0.25%


Inverness Medical Innovations, Inc., Sr. Sub.
  Global Notes, 8.75%, 02/15/12(a)               2,765,000        2,702,787
===========================================================================



HOMEBUILDING-0.75%


Technical Olympic USA, Inc., Sr. Unsec. Gtd.
  Global Notes, 9.00%, 07/01/10(a)               2,850,000        2,978,250
---------------------------------------------------------------------------
WCI Communities, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 10.63%, 02/15/11(a)              4,770,000        5,151,600
===========================================================================
                                                                  8,129,850
===========================================================================



HOTELS, RESORTS & CRUISE LINES-3.10%


Grupo Posadas S.A. de C.V. (Mexico), Sr.
  Notes, 8.75%, 10/04/11 (Acquired
  10/15/04-01/20/05; Cost $1,806,875)(a)(b)      1,750,000        1,863,750
---------------------------------------------------------------------------
Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                      6,380,000        6,683,050
---------------------------------------------------------------------------
La Quinta Properties, Inc., Sr. Global Notes,
  8.88%, 03/15/11(a)                             3,840,000        4,185,600
---------------------------------------------------------------------------
NCL Corp. (Bermuda), Sr. Notes, 11.63%,
  07/15/14 (Acquired 07/06/05-07/07/05; Cost
  $3,444,331)(a)(b)                              3,245,000        3,472,150
---------------------------------------------------------------------------
Royal Caribbean Cruises Ltd. (Liberia), Sr.
  Unsec. Global Notes, 8.00%, 05/15/10(a)        2,845,000        3,150,837
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

HOTELS, RESORTS & CRUISE LINES-(CONTINUED)

Royal Caribbean Cruises Ltd. (Liberia),
  Sr. Unsec. Unsub. Global Notes, 8.75%,
  02/02/11(a)                                    6,330,000        7,279,500
---------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.,
  Gtd. Global Notes, 7.88%, 05/01/12(a)        $ 6,235,000   $    7,014,375
===========================================================================
                                                                 33,649,262
===========================================================================


HOUSEHOLD PRODUCTS-0.36%


Spectrum Brands, Inc., Sr. Unsec. Gtd. Sub.
  Global Notes, 7.38%, 02/01/15(a)               3,965,000        3,935,262
===========================================================================


HOUSEWARES & SPECIALTIES-0.35%


Ames True Temper, Inc.,
  Sr. Sub. Global Notes, 10.00%, 07/15/12(a)     1,835,000        1,568,925
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Floating Rate Global
  Notes, 7.60%, 01/15/12(a)(c)                   2,320,000        2,256,200
===========================================================================
                                                                  3,825,125
===========================================================================


INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-5.05%


AES Corp. (The), Sr. Unsec. Unsub. Notes,
  7.75%, 03/01/14(a)                            12,960,000       14,191,200
---------------------------------------------------------------------------
AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                             6,963,488        7,886,151
---------------------------------------------------------------------------
Calpine Canada Energy Finance ULC (Canada),
  Sr. Unsec. Gtd. Notes, 8.50%, 05/01/08(a)      3,365,000        2,456,450
---------------------------------------------------------------------------
Calpine Corp.,
  Sr. Sec. Notes, 8.75%, 07/15/13 (Acquired
  07/10/03-05/11/04; Cost $2,905,769)(a)(b)      3,235,000        2,418,162
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 8.75%, 07/15/07(a)           4,345,000        3,465,137
---------------------------------------------------------------------------
Calpine Generating Co., LLC, Sec. Floating
  Rate Global Notes, 9.09%, 04/01/10(a)(g)       5,525,000        5,649,312
---------------------------------------------------------------------------
CMS Energy Corp.,
  Sr. Global Notes, 7.75%, 08/01/10(a)           1,395,000        1,510,087
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.90%, 07/15/08(a)    4,140,000        4,533,300
---------------------------------------------------------------------------
Dynegy Holdings Inc.,
  Sr. Sec. Gtd. Second Priority Notes,
  10.13%, 07/15/13 (Acquired 08/01/03-
  08/21/03; Cost $3,501,007)(a)(b)               3,510,000        4,010,175
---------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 8.75%, 02/15/12(a)    3,855,000        4,269,412
---------------------------------------------------------------------------
Mirant Americas Generation, LLC, Sr. Unsec.
  Notes, 7.63%, 05/01/06(a)(d)                   3,875,000        4,475,625
===========================================================================
                                                                 54,865,011
===========================================================================


INDUSTRIAL MACHINERY-0.62%


Aearo Co. I, Sr. Sub. Global Notes, 8.25%,
  04/15/12(a)                                    1,340,000        1,346,700
---------------------------------------------------------------------------
Valmont Industries, Inc., Sr. Gtd. Sub.
  Global Notes, 6.88%, 05/01/14(a)               2,775,000        2,820,094
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
INDUSTRIAL MACHINERY-(CONTINUED)

Wolverine Tube, Inc., Sr. Notes, 7.38%,
  08/01/08 (Acquired 08/11/04-07/22/05; Cost
  $2,529,163)(a)(b)                            $ 2,910,000   $    2,531,700
===========================================================================
                                                                  6,698,494
===========================================================================



INTEGRATED OIL & GAS-0.87%


Petrobras International Finance Co. (Cayman
  Islands), Sr. Unsec. Unsub. Global Notes,
  9.13%, 07/02/13(a)                             8,315,000        9,437,525
===========================================================================



INTEGRATED TELECOMMUNICATION SERVICES-2.47%


LCI International, Inc., Sr. Notes, 7.25%,
  06/15/07(a)                                    8,305,000        8,180,425
---------------------------------------------------------------------------
Madison River Capital, LLC/Madison River
  Finance Corp., Sr. Unsec. Notes, 13.25%,
  03/01/10(a)                                    1,250,000        1,330,475
---------------------------------------------------------------------------
Qwest Capital Funding, Inc., Unsec. Gtd. Global Notes,
  7.00%, 08/03/09(a)                             4,305,000        4,272,712
---------------------------------------------------------------------------
  7.25%, 02/15/11(a)                             1,915,000        1,862,337
---------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Unsec. Gtd. Sub. Global Notes, 7.25%,
  02/15/11(a)                                    6,455,000        6,325,900
---------------------------------------------------------------------------
Qwest Corp., Sr. Unsec. Global Notes, 7.88%,
  09/01/11(a)                                    4,645,000        4,865,637
===========================================================================
                                                                 26,837,486
===========================================================================



IT CONSULTING & OTHER SERVICES-0.16%


Telcordia Technologies, Inc., Sr. Sub. Notes,
  10.00%, 03/19/13 (Acquired 03/11/05; Cost
  $1,835,000)(a)(b)                              1,835,000        1,791,419
===========================================================================



LEISURE FACILITIES-0.44%


Six Flags, Inc., Sr. Global Notes, 9.63%,
  06/01/14(a)                                    1,620,000        1,583,550
---------------------------------------------------------------------------
Universal City Development Partners, Ltd.,
  Sr. Global Notes, 11.75%, 04/01/10(a)          2,800,000        3,234,000
===========================================================================
                                                                  4,817,550
===========================================================================



METAL & GLASS CONTAINERS-3.83%


Constar International Inc., Sr. Sub. Notes,
  11.00%, 12/01/12(a)                            2,025,000        1,645,313
---------------------------------------------------------------------------
Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                    6,545,000        7,248,587
---------------------------------------------------------------------------
Greif, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 8.88%, 08/01/12(a)                      5,750,000        6,267,500
---------------------------------------------------------------------------
Owens-Brockway Glass Container Inc.,
  Sr. Gtd. Global Notes, 6.75%, 12/01/14(a)      2,325,000        2,377,313
---------------------------------------------------------------------------
  Sr. Sec. Gtd. Global Notes,
  7.75%, 05/15/11(a)                             2,715,000        2,905,050
---------------------------------------------------------------------------
  8.75%, 11/15/12(a)                             3,725,000        4,106,813
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                    2,205,000        2,397,938
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

METAL & GLASS CONTAINERS-(CONTINUED)

Plastipak Holdings, Inc., Sr. Unsec. Gtd.
  Global Notes, 10.75%, 09/01/11(a)            $ 4,670,000   $    5,160,350
---------------------------------------------------------------------------
Pliant Corp.,
  Sr. Sec. PIK Notes, 11.63%, 06/15/09
  (Acquired 05/06/05-06/01/05; Cost
  $5,512,713)(a)(b)                              5,267,589        5,715,334
---------------------------------------------------------------------------
  Sr. Sec. Second Lien Global Notes, 11.13%,
  09/01/09(a)                                    1,400,000        1,368,500
---------------------------------------------------------------------------
U.S. Can Corp., Sr. Sec. Gtd. Global Notes
  10.88%, 07/15/10(a)                            2,310,000        2,442,825
===========================================================================
                                                                 41,635,523
===========================================================================


MOVIES & ENTERTAINMENT-0.96%


AMC Entertainment Inc.,
  Sr. Unsec. Sub. Global Notes, 8.00%,
  03/01/14(a)                                    1,855,000        1,715,875
---------------------------------------------------------------------------
  Sr. Unsec. Sub. Global Notes, 9.88%,
  02/01/12(a)                                    3,750,000        3,806,250
---------------------------------------------------------------------------
River Rock Entertainment Authority, Sr.
  Notes, 9.75%, 11/01/11(a)                      1,850,000        2,058,125
---------------------------------------------------------------------------
Warner Music Group, Sr. Sub. Global Notes,
  7.38%, 04/15/14(a)                             2,755,000        2,851,425
===========================================================================
                                                                 10,431,675
===========================================================================


MULTI-UTILITIES-0.10%


PSE&G Energy Holdings LLC, Unsec. Global
  Notes, 7.75%, 04/16/07(a)                      1,000,000        1,040,000
===========================================================================


OIL & GAS DRILLING-0.22%


Parker Drilling Co., Sr. Unsec. Floating Rate
  Global Notes, 8.08%, 09/01/10(a)(c)            2,295,000        2,404,013
===========================================================================


OIL & GAS EQUIPMENT & SERVICES-1.68%


CHC Helicopter Corp. (Canada),
  Sr. Sub. Global Notes, 7.38%, 05/01/14(a)      2,215,000        2,253,763
---------------------------------------------------------------------------
  Sr. Sub. Notes, 7.38%, 05/01/14 (Acquired
  03/15/05; Cost $3,073,950)(a)(b)               2,970,000        3,021,975
---------------------------------------------------------------------------
Hanover Compressor Co., Sr. Notes, 9.00%,
  06/01/14(a)                                    1,855,000        2,026,588
---------------------------------------------------------------------------
Key Energy Services, Inc., Sr. Notes, 6.38%,
  05/01/13(a)                                    6,275,000        6,322,063
---------------------------------------------------------------------------
SESI, LLC, Sr. Unsec. Gtd. Global Notes,
  8.88%, 05/15/11(a)                             4,315,000        4,617,050
===========================================================================
                                                                 18,241,439
===========================================================================


OIL & GAS EXPLORATION & PRODUCTION-0.77%


Clayton Williams Energy, Inc., Sr. Notes,
  7.75%, 08/01/13 (Acquired 07/14/05; Cost
  $4,675,000)(a)(b)                              4,675,000        4,686,688
---------------------------------------------------------------------------
Paramount Resources Ltd. (Canada), Sr. Unsec.
  Unsub. Yankee Notes, 8.50%, 01/31/13(a)        2,691,000        2,758,275
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
OIL & GAS EXPLORATION & PRODUCTION-(CONTINUED)

Stone Energy Corp., Sr. Unsec. Sub. Global
  Notes, 6.75%, 12/15/14(a)                    $   920,000   $      917,700
===========================================================================
                                                                  8,362,663
===========================================================================



OIL & GAS REFINING & MARKETING-1.55%


CITGO Petroleum Corp., Sr. Unsec. Global
  Notes, 6.00%, 10/15/11(a)                      6,915,000        7,018,725
---------------------------------------------------------------------------
Premcor Refining Group Inc. (The), Sr. Unsec.
  Global Notes, 7.50%, 06/15/15(a)               1,870,000        2,038,300
---------------------------------------------------------------------------
United Refining Co.,
  Sr. Notes, 10.50%, 08/15/12 (Acquired
  02/16/05; Cost $1,957,025)(a)(b)               1,855,000        1,957,025
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 10.50%,
  08/15/12(a)                                    5,565,000        5,871,075
===========================================================================
                                                                 16,885,125
===========================================================================



OIL & GAS STORAGE & TRANSPORTATION-3.17%


El Paso CGP Co., Unsec. Notes, 7.75%,
  06/15/10(a)                                    7,215,000        7,458,506
---------------------------------------------------------------------------
El Paso Production Holding Co., Sr. Unsec.
  Gtd. Global Notes, 7.75%, 06/01/13(a)          4,565,000        4,873,138
---------------------------------------------------------------------------
Inergy L.P./Inergy Finance Corp., Sr. Notes,
  6.88%, 12/15/14 (Acquired 12/17/04; Cost
  $1,380,000)(a)(b)                              1,380,000        1,359,300
---------------------------------------------------------------------------
MarkWest Energy Partners, L.P./MarkWest
  Energy Finance Corp., Sr. Notes, 6.88%,
  11/01/14 (Acquired 10/19/04-10/20/04; Cost
  $5,042,088)(a)(b)                              5,010,000        5,097,675
---------------------------------------------------------------------------
Pacific Energy Partners, L.P./Pacific Energy
  Finance Corp., Sr. Unsec. Global Notes,
  7.13%, 06/15/14(a)                             2,300,000        2,426,500
---------------------------------------------------------------------------
Sonat Inc., Sr. Unsec. Notes, 7.63%,
  07/15/11(a)                                    8,340,000        8,631,900
---------------------------------------------------------------------------
Southern Natural Gas Co., Sr. Global Notes,
  8.88%, 03/15/10(a)                             1,450,000        1,591,375
---------------------------------------------------------------------------
Williams Cos., Inc. (The), Notes, 7.13%,
  09/01/11(a)                                    2,810,000        3,066,413
===========================================================================
                                                                 34,504,807
===========================================================================



PACKAGED FOODS & MEATS-0.46%


Del Monte Corp., Sr. Unsec. Sub. Global
  Notes, 8.63%, 12/15/12(a)                      1,840,000        2,028,600
---------------------------------------------------------------------------
Dole Food Co., Inc., Sr. Unsec. Global Notes,
  8.88%, 03/15/11(a)                                49,000           52,798
---------------------------------------------------------------------------
Smithfield Foods, Inc., Sr. Global Notes,
  7.00%, 08/01/11(a)                             2,755,000        2,899,638
===========================================================================
                                                                  4,981,036
===========================================================================



PAPER PACKAGING-0.32%


Jefferson Smurfit Corp. (U.S.), Sr. Unsec.
  Gtd. Unsub. Global Notes, 7.50%,
  06/01/13(a)                                    3,565,000        3,440,225
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------



PAPER PRODUCTS-3.35%


Bowater Inc., Global Notes, 6.50%,
  06/15/13(a)                                  $ 7,270,000   $    7,215,475
---------------------------------------------------------------------------
Cascades Inc. (Canada), Sr. Unsec. Global
  Notes, 7.25%, 02/15/13(a)                      5,405,000        5,432,025
---------------------------------------------------------------------------
Cellu Tissue Holdings, Inc., Sec. Gtd. Global
  Notes, 9.75%, 03/15/10(a)                      4,850,000        4,947,000
---------------------------------------------------------------------------
Fraser Papers Inc. (Canada), Sr. Unsec. Gtd.
  Notes, 8.75%, 03/15/15 (Acquired 03/10/05;
  Cost $2,755,000)(a)(b)                         2,755,000        2,479,500
---------------------------------------------------------------------------
Georgia-Pacific Corp.,
  Sr. Gtd. Global Notes, 7.38%, 07/15/08(a)      3,850,000        4,100,250
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 8.88%,
  02/01/10(a)                                    4,825,000        5,446,219
---------------------------------------------------------------------------
Mercer International Inc., Sr. Global Notes,
  9.25%, 02/15/13(a)                             2,760,000        2,325,300
---------------------------------------------------------------------------
Neenah Paper, Inc., Sr. Notes, 7.38%,
  11/15/14 (Acquired 11/18/04; Cost
  $2,100,475)(a)(b)                              2,070,000        2,028,600
---------------------------------------------------------------------------
Tembec Industries Inc. (Canada), Sr. Unsec.
  Gtd. Yankee Notes, 8.63%, 06/30/09(a)          2,810,000        2,402,550
===========================================================================
                                                                 36,376,919
===========================================================================


PERSONAL PRODUCTS-0.71%


Playtex Products, Inc., Sr. Sec. Global
  Notes, 8.00%, 03/01/11(a)                      5,545,000        5,960,875
---------------------------------------------------------------------------
Revlon Consumer Products Corp., Sr. Unsec.
  Sub. Notes, 8.63%, 02/01/08(a)                 1,855,000        1,808,625
===========================================================================
                                                                  7,769,500
===========================================================================


PHARMACEUTICALS-0.66%


Athena Neurosciences Finance, LLC, Sr. Unsec.
  Gtd. Unsub. Notes, 7.25%, 02/21/08(a)          1,540,000        1,474,550
---------------------------------------------------------------------------
Elan Finance PLC/Elan Finance Corp.
  (Ireland), Sr. Notes, 7.75%, 11/15/11
  (Acquired 11/10/04; Cost $920,000)(a)(b)         920,000          802,700
---------------------------------------------------------------------------
Valeant Pharmaceuticals International, Sr.
  Unsec. Global Notes, 7.00%, 12/15/11(a)        4,875,000        4,875,000
===========================================================================
                                                                  7,152,250
===========================================================================


PUBLISHING-0.66%


Dex Media Inc., Unsec. Disc. Global Notes,
  9.00%, 11/15/13(a)(f)                          2,770,000        2,285,250
---------------------------------------------------------------------------
PRIMEDIA Inc., Sr. Global Notes, 8.00%,
  05/15/13(a)                                    4,790,000        4,897,775
===========================================================================
                                                                  7,183,025
===========================================================================


RAILROADS-1.30%


Grupo Transportacion Ferroviaria Mexicana,
  S.A. de C.V. (Mexico),
  Sr. Gtd. Yankee Notes, 10.25%, 06/15/07(a)     3,645,000        3,900,150
---------------------------------------------------------------------------
  Sr. Notes, 9.38%, 05/01/12 (Acquired
  04/13/05-06/28/05; Cost $5,658,563)(a)(b)      5,610,000        6,030,750
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
RAILROADS-(CONTINUED)

Kansas City Southern, Sr. Unsec. Gtd. Global
  Notes, 9.50%, 10/01/08(a)                    $ 3,829,000   $    4,211,900
===========================================================================
                                                                 14,142,800
===========================================================================



REAL ESTATE-0.94%


Host Marriott L.P.-Series G, Sr. Gtd. Global
  Notes, 9.25%, 10/01/07(a)                      4,420,000        4,784,650
---------------------------------------------------------------------------
iStar Financial Inc., Sr. Unsec. Notes,
  6.50%, 12/15/13(a)                             3,690,000        3,856,124
---------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                    1,430,000        1,583,725
===========================================================================
                                                                 10,224,499
===========================================================================



REGIONAL BANKS-0.70%


Western Financial Bank, Unsec. Sub. Deb.,
  9.63%, 05/15/12(a)                             6,825,000        7,558,688
===========================================================================



RESTAURANTS-0.25%


Landry's Restaurants, Inc.-Series B, Sr.
  Unsec. Gtd. Unsub. Global Notes, 7.50%,
  12/15/14(a)                                    2,790,000        2,765,588
===========================================================================



SEMICONDUCTORS-1.64%


Advanced Micro Devices, Inc., Sr. Unsec.
  Global Notes, 7.75%, 11/01/12(a)               6,450,000        6,595,125
---------------------------------------------------------------------------
MagnaChip Semiconductor S.A./MagnaChip
  Semiconductor Finance Co. (South Korea),
  Sr. Sub. Notes, 8.00%, 12/15/14 (Acquired
  12/16/04; Cost $920,000)(a)(b)                   920,000          897,000
---------------------------------------------------------------------------
STATS ChipPAC Ltd. (Singapore),
  Notes, 7.50%, 07/19/10 (Acquired 07/12/05;
  Cost $925,000)(a)(b)                             925,000          936,563
---------------------------------------------------------------------------
  Sr. Unsec. Gtd. Global Notes, 6.75%,
  11/15/11(a)                                    3,705,000        3,603,113
---------------------------------------------------------------------------
Viasystems Inc., Sr. Unsec. Sub. Global
  Notes, 10.50%, 01/15/11(a)                     5,940,000        5,850,900
===========================================================================
                                                                 17,882,701
===========================================================================



SPECIALIZED CONSUMER SERVICES-0.09%


Coinmach Corp., Sr. Unsec. Gtd. Global Notes,
  9.00%, 02/01/10(a)                               920,000          954,500
===========================================================================



SPECIALTY CHEMICALS-3.07%


Huntsman Advanced Materials LLC, Sr. Sec.
  Gtd. Global Notes, 11.00%, 07/15/10(a)         2,295,000        2,616,300
---------------------------------------------------------------------------
Huntsman International LLC, Sr. Unsec. Gtd.
  Global Notes, 9.88%, 03/01/09(a)               7,130,000        7,673,663
---------------------------------------------------------------------------
Huntsman LLC, Sr. Unsec. Gtd. Global Notes,
  11.63%, 10/15/10(a)                            1,159,000        1,367,620
---------------------------------------------------------------------------
Nalco Co., Sr. Unsec. Sub. Global Notes,
  8.88%, 11/15/13(a)                             7,200,000        7,875,000
---------------------------------------------------------------------------
OM Group, Inc., Sr. Unsec. Gtd. Sub. Global
  Notes, 9.25%, 12/15/11(a)                      4,625,000        4,740,625
---------------------------------------------------------------------------

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

SPECIALTY CHEMICALS-(CONTINUED)

PolyOne Corp., Sr. Unsec. Gtd. Notes, 10.63%,
  05/15/10(a)                                  $ 3,088,000   $    3,335,040
---------------------------------------------------------------------------
Rhodia S.A. (France), Sr. Unsec. Global
  Notes, 7.63%, 06/01/10(a)                      1,860,000        1,808,850
---------------------------------------------------------------------------
Westlake Chemical Corp., Sr. Unsec. Gtd.
  Global Notes, 8.75%, 07/15/11(a)               3,630,000        3,974,850
===========================================================================
                                                                 33,391,948
===========================================================================


SPECIALTY STORES-1.96%


Boise Cascade LLC, Sr. Unsec. Gtd. Sub.
  Global Notes, 7.13%, 10/15/14(a)               5,050,000        4,999,500
---------------------------------------------------------------------------
Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                    2,300,000        2,461,000
---------------------------------------------------------------------------
Nebraska Book Co., Inc., Sr. Unsec. Sub.
  Global Notes, 8.63%, 03/15/12(a)               4,600,000        4,416,000
---------------------------------------------------------------------------
Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                             5,375,000        5,563,125
---------------------------------------------------------------------------
Pep Boys (The)-Manny, Moe & Jack, Sr. Unsec.
  Sub. Notes, 7.50%, 12/15/14(a)                 4,150,000        3,833,563
===========================================================================
                                                                 21,273,188
===========================================================================


STEEL-0.59%


Chapparal Steel Co., Sr. Unsec. Notes,
  10.00%, 07/15/13 (Acquired 06/29/05; Cost
  $1,855,000)(a)(b)                              1,855,000        1,952,388
---------------------------------------------------------------------------
IPSCO Inc. (Canada), Sr. Global Notes, 8.75%,
  06/01/13(a)                                    3,980,000        4,477,500
===========================================================================
                                                                  6,429,888
===========================================================================


TEXTILES-0.33%


INVISTA, Sr. Notes, 9.25%, 05/01/12 (Acquired
  04/23/04; Cost $3,210,000)(a)(b)               3,210,000        3,551,063
===========================================================================


TIRES & RUBBER-0.30%


Cooper-Standard Automotive Inc., Sr. Unsec.
  Gtd. Sub. Global Notes, 8.38%, 12/15/14(a)     3,705,000        3,278,925
===========================================================================


TRADING COMPANIES & DISTRIBUTORS-0.47%


United Rentals North America, Inc., Sr.
  Unsec. Gtd. Global Notes, 6.50%,
  02/15/12(a)                                    5,265,000        5,153,119
===========================================================================


WIRELESS TELECOMMUNICATION SERVICES-7.11%


AirGate PCS, Inc.,
  Sr. Sec. Gtd. Floating Rate Global Notes,
  7.35%, 10/15/11(a)(c)                          1,395,000        1,457,775
---------------------------------------------------------------------------
  Sr. Sec. Sub. Notes, 9.38%, 09/01/09(a)        4,364,900        4,659,531
---------------------------------------------------------------------------
Alamosa (Delaware), Inc., Sr. Unsec. Gtd.
  Notes, 12.00%, 07/31/09(a)                     5,213,000        5,864,625
---------------------------------------------------------------------------
American Tower Corp., Sr. Unsec. Global
  Notes, 7.13%, 10/15/12(a)                      4,585,000        4,871,563
---------------------------------------------------------------------------


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
WIRELESS TELECOMMUNICATION SERVICES-(CONTINUED)

Centennial Cellular Operating Co. LLC/
  Centennial Communications Corp., Sr. Unsec.
  Gtd. Global Notes, 10.13%, 06/15/13(a)       $ 5,570,000   $    6,308,025
---------------------------------------------------------------------------
Dobson Communications Corp.,
  Sr. Global Notes, 8.88%, 10/01/13(a)           4,675,000        4,675,000
---------------------------------------------------------------------------
  Sr. Unsec. Notes, 10.88%, 07/01/10(a)          2,785,000        2,931,213
---------------------------------------------------------------------------
Innova, S. de R.L. (Mexico), Unsec. Global
  Notes, 9.38%, 09/19/13(a)                      8,355,000        9,512,168
---------------------------------------------------------------------------
iPCS, Inc., Sr. Unsec. Global Notes, 11.50%,
  05/01/12(a)                                    3,805,000        4,375,750
---------------------------------------------------------------------------
Nextel Communications, Inc., Sr. Unsec.
  Notes, 5.95%, 03/15/14(a)                      4,600,000        4,784,000
---------------------------------------------------------------------------
Nextel Partners, Inc., Sr. Global Notes,
  8.13%, 07/01/11(a)                             3,710,000        4,062,450
---------------------------------------------------------------------------
Rogers Wireless Communications Inc. (Canada),
  Sr. Sec. Global Notes, 7.25%, 12/15/12(a)      2,295,000        2,490,075
---------------------------------------------------------------------------
Rural Cellular Corp., Sr. Unsec. Global
  Notes, 9.88%, 02/01/10(a)                      3,690,000        3,943,688
---------------------------------------------------------------------------
SBA Communications Corp., Sr. Unsec. Global
  Notes, 8.50%, 12/01/12(a)                      1,860,000        2,018,100
---------------------------------------------------------------------------
SBA Telecommunications, Inc./SBA
  Communications Corp., Sr. Unsec. Disc.
  Global Notes, 9.75%, 12/15/11(a)(f)            7,691,000        7,114,175
---------------------------------------------------------------------------
UbiquiTel Operating Co., Sr. Notes, 9.88%,
  03/01/11(a)                                      915,000        1,027,088
---------------------------------------------------------------------------
US Unwired Inc.,
  Series B, Sr. Sec. First Priority Floating
  Rate Global Notes, 7.66%, 06/15/10(a)(c)       2,765,000        2,889,425
---------------------------------------------------------------------------
  Series B, Sr. Sec. Second Priority Global
  Notes, 10.00%, 06/15/12(a)                       920,000        1,074,100
---------------------------------------------------------------------------
Western Wireless Corp., Sr. Unsec. Global
  Notes, 9.25%, 07/15/13(a)                      2,790,000        3,185,204
===========================================================================
                                                                 77,243,955
===========================================================================
    Total Bonds & Notes (Cost $961,013,531)                   1,001,267,211
===========================================================================



                                                 SHARES

STOCKS & OTHER EQUITY INTERESTS-4.17%

BROADCASTING & CABLE TV-1.50%


Knology, Inc.(h)                                    50,922   $      137,489
---------------------------------------------------------------------------
Telewest Global, Inc.(h)                           711,044       15,884,723
---------------------------------------------------------------------------
XM Satellite Radio Inc.-Wts., expiring
  03/15/10(i)                                        3,470          260,250
===========================================================================
                                                                 16,282,462
===========================================================================

COMMUNICATIONS EQUIPMENT-0.00%

Loral Space & Communications Ltd.-Wts.,
  expiring 12/26/06(i)                              74,000              814
===========================================================================

                                                                 MARKET
                                                 SHARES          VALUE

CONSTRUCTION MATERIALS-0.00%

Dayton Superior Corp.-Wts., expiring 06/15/09
  (Acquired 08/07/00-01/30/01; Cost
  $10,000)(a)(b)(i)                                 10,780              108
===========================================================================

GENERAL MERCHANDISE STORES-0.00%

Travelcenters of America, Inc.,
  Wts., expiring 05/01/09(a)(i)                     14,700           18,375
---------------------------------------------------------------------------
  Wts., expiring 05/01/09(a)(i)                      4,900            6,125
===========================================================================
                                                                     24,500
===========================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.,
  Series B, Pfd.-Wts., expiring 11/05/09
  (Acquired 06/13/00; Cost $0)(b)(i)(j)(k)          21,155                0
---------------------------------------------------------------------------
  Wts., expiring 11/15/09 (Acquired 06/13/00;
  Cost $0)(b)(i)(j)(k)                              21,155                0
===========================================================================
                                                                          0
===========================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.80%

AES Trust VII, $3.00 Conv. Pfd                 $   177,000   $    8,665,920
===========================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(i)          117,164              645
---------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost $0)(b)(i)(j)(k)           33,035                0
===========================================================================
                                                                        645
===========================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.87%

Alamosa Holdings, Inc.-Series B, $18.75 Conv.
  Pfd.(a)                                            6,433        7,811,463
---------------------------------------------------------------------------
American Tower Corp.-Wts., expiring 08/01/08
  (Acquired 01/22/03-04/29/03; Cost
  $414,167)(a)(b)(i)                                 7,220        2,340,428
---------------------------------------------------------------------------
iPCS, Inc.(h)                                      250,254       10,215,364
===========================================================================
                                                                 20,367,255
===========================================================================
    Total Stocks & Other Equity Interests
      (Cost $31,163,873)                                         45,341,704
===========================================================================

                                                PRINCIPAL
                                                 AMOUNT

BUNDLED SECURITIES-1.62%

Targeted Return Index Securities Index Trust-
  Series HY 2005-1, Sec. Bonds, 7.65%,
  06/15/05 (Acquired 07/20/05; Cost
  $17,532,845)(a)(b)                           $16,690,000   $   17,575,271
===========================================================================
TOTAL INVESTMENTS-97.91% (Cost
  $1,009,710,249)                                             1,064,184,186
===========================================================================
OTHER ASSETS LESS LIABILITIES-2.09%                              22,751,709
===========================================================================
NET ASSETS-100.00%                                           $1,086,935,895
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Conv.   - Convertible
Ctfs.   - Certificates
Deb.    - Debentures
Disc.   - Discounted
Gtd.    - Guaranteed
PIK     - Payment In Kind
Pfd.    - Preferred
Sec.    - Secured
Sr.     - Senior
Sub.    - Subordinated
Unsec.  - Unsecured
Unsub.  - Unsubordinated
Wts.    - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $1,029,018,981, which represented 96.70% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $128,597,215, which represented 11.83% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) Defaulted security. Adelphia Communications Corp., Pegasus Communications Corp. and Mirant Americas Generation, LLC are in default with respect to interest payments. Adelphia Communications Corp. has filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The aggregate market value of these securities at July 31, 2005 was $25,352,875, which represented 2.38% of the Fund's Total Investments.
(e) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on July 31, 2005.
(f) Discounted note at issue. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(g) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(h) Non-income producing security.
(i) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(j) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2005 was $0, which represented 0.00% of the Fund's Total Investments.
(k) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities are considered illiquid at July 31, 2005 was $0, which represented 0.00% of the Fund's Net Assets.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $1,009,710,249)                             $1,064,184,186
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,539,612
------------------------------------------------------------
  Fund shares sold                                 1,576,550
------------------------------------------------------------
  Dividends and interest                          19,593,893
------------------------------------------------------------
  Investments matured (Note 9)                     5,287,700
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               194,840
------------------------------------------------------------
Other assets                                          93,645
============================================================
     Total assets                              1,097,470,426
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                            3,370,877
------------------------------------------------------------
  Fund shares reacquired                           2,073,436
------------------------------------------------------------
  Amount due custodian                             1,937,931
------------------------------------------------------------
  Dividends                                        2,182,944
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                330,787
------------------------------------------------------------
Accrued distribution fees                            394,440
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,060
------------------------------------------------------------
Accrued transfer agent fees                          212,466
------------------------------------------------------------
Accrued operating expenses                            29,590
============================================================
     Total liabilities                            10,534,531
============================================================
Net assets applicable to shares outstanding   $1,086,935,895
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $3,071,052,655
------------------------------------------------------------
Undistributed net investment income               (2,394,963)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and foreign
  currencies                                  (2,036,195,734)
------------------------------------------------------------
Unrealized appreciation of investment
  securities                                      54,473,937
============================================================
                                              $1,086,935,895
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  502,769,770
____________________________________________________________
============================================================
Class B                                       $  289,188,700
____________________________________________________________
============================================================
Class C                                       $   59,864,839
____________________________________________________________
============================================================
Investor Class                                $  191,508,000
____________________________________________________________
============================================================
Institutional Class                           $   43,604,586
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          111,674,704
____________________________________________________________
============================================================
Class B                                           64,035,534
____________________________________________________________
============================================================
Class C                                           13,307,781
____________________________________________________________
============================================================
Investor Class                                    42,492,608
____________________________________________________________
============================================================
Institutional Class                                9,691,342
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         4.50
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $4.50 divided by
       95.25%)                                $         4.72
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $         4.52
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $         4.50
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                    $         4.51
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $         4.50
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 89,007,343
--------------------------------------------------------------------------
Dividends                                                          934,214
--------------------------------------------------------------------------
Dividends from affiliated money market funds                       829,098
==========================================================================
    Total investment income                                     90,770,655
==========================================================================

EXPENSES:

Advisory fees                                                    6,316,734
--------------------------------------------------------------------------
Administrative services fees                                       316,855
--------------------------------------------------------------------------
Custodian fees                                                      78,654
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        1,349,176
--------------------------------------------------------------------------
  Class B                                                        3,597,514
--------------------------------------------------------------------------
  Class C                                                          692,896
--------------------------------------------------------------------------
  Investor Class                                                   448,888
--------------------------------------------------------------------------
Transfer agent fees-A, B, C and Investor                         2,510,765
--------------------------------------------------------------------------
Transfer agent fees-Institutional                                    4,724
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           58,824
--------------------------------------------------------------------------
Other                                                              628,486
==========================================================================
    Total expenses                                              16,003,516
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                    (159,328)
==========================================================================
    Net expenses                                                15,844,188
==========================================================================
Net investment income                                           74,926,467
==========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES AND
  FOREIGN CURRENCIES:

Net realized gain from:
  Investment securities                                         17,278,369
--------------------------------------------------------------------------
  Foreign currencies                                                 3,301
==========================================================================
                                                                17,281,670
==========================================================================
Change in net unrealized appreciation of investment
  securities                                                    38,221,497
==========================================================================
Net gain from investment securities and foreign currencies      55,503,167
==========================================================================
Net increase in net assets resulting from operations          $130,429,634
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   74,926,467    $  100,932,051
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    17,281,670        47,647,309
----------------------------------------------------------------------------------------------
  Net increase from payments by affiliates (Note 2)                       --           837,926
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                    38,221,497        25,070,033
==============================================================================================
    Net increase in net assets resulting from operations         130,429,634       174,487,319
==============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (35,635,870)      (48,472,912)
----------------------------------------------------------------------------------------------
  Class B                                                        (21,067,503)      (36,610,283)
----------------------------------------------------------------------------------------------
  Class C                                                         (4,068,767)       (6,311,046)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (14,073,748)      (15,359,857)
----------------------------------------------------------------------------------------------
  Institutional Class                                             (1,589,582)          (47,509)
==============================================================================================
    Decrease in net assets resulting from distributions          (76,435,470)     (106,801,607)
==============================================================================================
Share transactions-net:
  Class A                                                        (76,428,702)      (25,301,882)
----------------------------------------------------------------------------------------------
  Class B                                                       (138,618,229)     (146,494,803)
----------------------------------------------------------------------------------------------
  Class C                                                        (19,130,436)         (249,978)
----------------------------------------------------------------------------------------------
  Investor Class                                                 (44,001,251)      223,068,292
----------------------------------------------------------------------------------------------
  Institutional Class                                             37,710,881         5,284,210
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (240,467,737)       56,305,839
==============================================================================================
    Net increase (decrease) in net assets                       (186,473,573)      123,991,551
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,273,409,468     1,149,417,917
==============================================================================================
  End of year (including undistributed net investment income
of $(2,394,963) and $(2,671,331), respectively)               $1,086,935,895    $1,273,409,468
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM High Yield Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve a high level of current income. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. REDEMPTION FEES -- The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions, including exchanges of shares held less than 30 days. The redemption fee is accounted for as an addition to shares of beneficial interest by the Fund and is allocated among the share classes based on the relative net assets of each class.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. LOWER-RATED SECURITIES -- The Fund may invest 80% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors claims.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $200 million                                            0.625%
--------------------------------------------------------------------
Next $300 million                                             0.55%
--------------------------------------------------------------------
Next $500 million                                             0.50%
--------------------------------------------------------------------
Over $1 billion                                               0.45%
 ___________________________________________________________________
====================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $11,191.

    For the year ended July 31, 2004, the advisor reimbursed the Fund for the economic loss of $837,926 for security rights that expired with value.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $91,307.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $316,855.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $2,510,765 for Class A, Class B, Class C and Investor Class share classes and $4,724 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C and Investor Class shares paid $1,349,176, $3,597,514, $692,896 and $448,888, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $81,137 in front-end sales commissions from the sale of Class A shares and $460, $68,695 and $9,571 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION      MARKET VALUE        DIVIDEND
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)       07/31/05           INCOME
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $13,631,880      $175,241,128      $(188,873,008)        $   --          $      --          $411,960
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            13,631,880       175,241,128       (188,873,008)            --                 --           417,138
=========================================================================================================================
  Total           $27,263,760      $350,482,256      $(377,746,016)        $   --          $      --          $829,098
=========================================================================================================================


                  REALIZED
FUND             GAIN (LOSS)
---------------
Liquid Assets
  Portfolio-
  Institutional
  Class            $   --
---------------
STIC Prime
  Portfolio-
  Institutional
  Class                --
===============
  Total            $   --
===============

NOTE 4--SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other AIM Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment advisor (or affiliated investment advisors), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended July 31, 2005, the Fund engaged in securities purchases of $3,329,348.

NOTE 5--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $56,830.

NOTE 6--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $8,501 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 7--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the 55 days the borrowings were outstanding, was $13,753,357 with a weighted average interest rate of 2.99% and interest expense of $62,013. During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005            2004
-----------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $76,435,470    $106,801,607
_________________________________________________________________________________________
=========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
-----------------------------------------------------------------------------
Undistributed ordinary income                                 $     1,259,400
-----------------------------------------------------------------------------
Unrealized appreciation-investments                                50,034,711
-----------------------------------------------------------------------------
Temporary book/tax differences                                     (1,230,423)
-----------------------------------------------------------------------------
Capital loss carryforward                                      (2,033,371,377)
-----------------------------------------------------------------------------
Post-October capital loss deferral                                   (809,071)
-----------------------------------------------------------------------------
Shares of beneficial interest                                   3,071,052,655
=============================================================================
Total net assets                                              $ 1,086,935,895
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the deferral of capital losses on defaulted bonds, bond premium amortization and other timing differences.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation, retirement plan expenses and income accruals for tax purposes on defaulted bonds.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $1,957,026,906 of capital loss carryforward in the fiscal year ended July 31, 2006.

    The Fund utilized $1,542,133 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                 CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
------------------------------------------------------------------------------
July 31, 2006                                                   $  116,034,204
------------------------------------------------------------------------------
July 31, 2007                                                      330,885,143
------------------------------------------------------------------------------
July 31, 2008                                                      317,959,747
------------------------------------------------------------------------------
July 31, 2009                                                      187,591,628
------------------------------------------------------------------------------
July 31, 2010                                                      488,676,295
------------------------------------------------------------------------------
July 31, 2011                                                      510,629,455
------------------------------------------------------------------------------
July 31, 2012                                                       81,594,905
==============================================================================
Total capital loss carryforward                                 $2,033,371,377
______________________________________________________________________________
==============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 3, 2003, the date of the reorganization of INVESCO High Yield Fund into the Fund, are realized on securities held in each fund at such day, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $675,188,918 and $889,951,208, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Adelphia Communications Corp., which is in default with respect to the principal payments on $5,060,000 par value, Senior Unsecured Notes, 9.50%, which was due March 1, 2005. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees. Unrealized appreciation (depreciation) at July 31, 2005 was $(375,050).

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $ 64,649,106
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (14,614,395)
==============================================================================
Net unrealized appreciation of investment securities             $ 50,034,711
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,014,149,475.


NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of sales of defaulted bonds, foreign currency transactions, bond premium adjustments and other differences on July 31, 2005, undistributed net investment income (loss) was increased by $1,785,371, undistributed net realized gain (loss) was decreased by $1,785,371. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005 (A)                          2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT           SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      16,573,005    $  73,526,758      87,902,041    $369,269,080
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       6,657,221       29,657,012      18,127,441      77,847,288
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       4,115,770       18,261,019      12,117,732      52,362,546
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             5,236,741       23,403,836       5,359,665      23,456,707
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                        8,176,289       36,450,371       1,221,889       5,241,327
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       4,940,690       21,993,512       7,028,356      30,449,463
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       2,397,028       10,700,629       4,377,543      19,024,636
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         583,040        2,592,902         973,966       4,228,476
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                             2,668,619       11,887,777       2,967,064      12,998,054
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                          357,224        1,589,582          11,040          47,509
==========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                              --               --       3,472,810      14,863,500
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         625,758       2,692,622
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --       3,933,894      16,848,468
--------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                       --               --      67,146,021     287,723,965
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                      11,709,707       52,212,914      13,318,518      57,901,548
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (11,666,231)     (52,212,914)    (13,278,261)    (57,901,548)
==========================================================================================================================
Reacquired:(e)
  Class A                                                     (50,211,301)    (224,161,886)   (116,337,900)   (497,785,473)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (28,348,661)    (126,762,956)    (43,628,313)   (188,157,801)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (9,013,060)     (39,984,357)    (16,972,525)    (73,689,468)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                           (17,761,843)     (79,292,864)    (23,123,659)   (101,110,434)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                          (73,999)        (329,072)         (1,101)         (4,626)
==========================================================================================================================
                                                              (53,659,761)   $(240,467,737)     15,241,979    $ 56,305,839
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM, and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)  Investor Class shares commenced sales September 30, 2003.
(c)  Institutional Class shares commenced sales on April 30, 2004.
(d) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO High Yield Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO High Yield Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 75,178,483 shares of the Fund for 83,984,532 shares of INVESCO High Yield Fund outstanding as of the close of business on October 31, 2003. INVESCO High Yield Fund's net assets at that date of $322,128,555, including $25,898,307 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,216,112,386.
(e) Amount is net of redemption fees of $7,921, $5,281, $1,013, $3,107 and $308 for Class A, Class B, Class C, Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2005 and $15,259, $11,302, $2,089, $6,213 and $146 for Class A, Class B, Class C,
     Investor Class and Institutional Class shares, respectively, for the year ended July 31, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   4.31       $   4.10    $   3.70    $   4.92    $   7.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29           0.33(a)     0.37(a)     0.49(b)     0.68
-------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.19           0.23        0.40       (1.19)      (2.03)
=========================================================================================================================
  Net increase from payments by affiliates                          --           0.00          --          --          --
=========================================================================================================================
    Total from investment operations                              0.48           0.56        0.77       (0.70)      (1.35)
=========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.29)         (0.35)      (0.37)      (0.52)      (0.69)
=========================================================================================================================
  Return of capital                                                 --             --          --          --       (0.03)
=========================================================================================================================
  Distributions in excess of net investment income                  --             --          --          --       (0.01)
=========================================================================================================================
    Total distributions                                          (0.29)         (0.35)      (0.37)      (0.52)      (0.73)
=========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00           0.00          --          --          --
=========================================================================================================================
Net asset value, end of period                                $   4.50       $   4.31    $   4.10    $   3.70    $   4.92
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(c)                                                  11.54%         13.92%      22.10%     (15.36)%    (19.98)%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $502,770       $555,042    $547,092    $417,974    $683,845
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:                          1.07%(d)(e)     1.05%(e)     1.16%     1.07%       0.99%
=========================================================================================================================
Ratio of net investment income to average net assets              6.47%(d)       7.68%       9.64%      11.15%(b)    11.98%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate                                             59%            89%        101%         59%         55%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective January 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 11.22%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $539,670,396.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.08% and 1.06% for years ending 2005 and 2004, respectively.


                                                                                        CLASS B
                                                              ------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                2005           2004         2003        2002        2001
--------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   4.33       $    4.12    $   3.71    $   4.93    $   7.01
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.25            0.30(a)     0.34(a)     0.45(b)     0.64
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   0.20            0.23        0.41       (1.18)      (2.03)
==========================================================================================================================
  Net increase from payments by affiliates                          --            0.00          --          --          --
==========================================================================================================================
    Total from investment operations                              0.45            0.53        0.75       (0.73)      (1.39)
==========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)          (0.32)      (0.34)      (0.49)      (0.65)
==========================================================================================================================
  Return of capital                                                 --              --          --          --       (0.03)
==========================================================================================================================
  Distributions in excess of net investment income                  --              --          --          --       (0.01)
==========================================================================================================================
    Total distributions                                          (0.26)          (0.32)      (0.34)      (0.49)      (0.69)
==========================================================================================================================
Redemption fees added to shares of beneficial interest            0.00            0.00          --          --          --
==========================================================================================================================
Net asset value, end of period                                $   4.52       $    4.33    $   4.12    $   3.71    $   4.93
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(c)                                                  10.69%          13.06%(d)    21.44%    (15.99)%    (20.60)%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $289,189       $ 411,088    $530,239    $469,408    $756,704
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets                           1.82%(e)(f)      1.80%(f)     1.91%     1.82%       1.75%
==========================================================================================================================
Ratio of net investment income to average net assets              5.72%(e)        6.93%       8.89%      10.40%(b)    11.22%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             59%             89%        101%         59%         55%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 12.80%.
(e)  Ratios are based on average daily net assets of $359,751,430.
(f) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.83% and 1.81% for years ending 2005 and 2004, respectively.

                                                                                    CLASS C
                                                              ---------------------------------------------------
                                                                              YEAR ENDED JULY 31,
                                                              ---------------------------------------------------
                                                               2005       2004       2003       2002       2001
-----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  4.31    $  4.10    $  3.70    $  4.92    $  6.99
-----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.25       0.30(a)    0.34(a)    0.45(b)    0.65
-----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.20       0.23       0.40      (1.18)     (2.03)
-----------------------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                         --       0.00         --         --         --
=================================================================================================================
    Total from investment operations                             0.45       0.53       0.74      (0.73)     (1.38)
=================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.26)     (0.32)     (0.34)     (0.49)     (0.65)
-----------------------------------------------------------------------------------------------------------------
  Return of capital                                                --         --         --         --      (0.03)
-----------------------------------------------------------------------------------------------------------------
  Distributions in excess of net investment income                 --         --         --         --      (0.01)
=================================================================================================================
    Total distributions                                         (0.26)     (0.32)     (0.34)     (0.49)     (0.69)
=================================================================================================================
Redemption fees added to shares of beneficial interest           0.00       0.00         --         --         --
=================================================================================================================
Net asset value, end of period                                $  4.50    $  4.31    $  4.10    $  3.70    $  4.92
_________________________________________________________________________________________________________________
=================================================================================================================
Total return(c)                                                 10.73%     13.12%     21.22%    (16.02)%   (20.52)%
_________________________________________________________________________________________________________________
=================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $59,865    $75,971    $72,086    $50,060    $81,871
_________________________________________________________________________________________________________________
=================================================================================================================
Ratio of expenses to average net assets                          1.82%(d)(e)    1.80%(e)    1.91%    1.82%    1.75%
=================================================================================================================
Ratio of net investment income to average net assets             5.72%(d)    6.93%     8.89%     10.40%(b)   11.22%
_________________________________________________________________________________________________________________
=================================================================================================================
Portfolio turnover rate                                            59%        89%       101%        59%        55%
_________________________________________________________________________________________________________________
=================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.46 and the ratio of net investment income to average net assets would have been 10.47%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $69,289,587.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements was 1.83% and 1.81% for years ending 2005 and 2004, respectively.

                                                                          INVESTOR CLASS
                                                              --------------------------------------
                                                                                  SEPTEMBER 30, 2003
                                                                                     (DATE SALES
                                                               YEAR ENDED           COMMENCED) TO
                                                              JULY 31, 2005         JULY 31, 2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   4.32               $   4.20
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.29                   0.28(a)
----------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            0.20                   0.13
----------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                            --                   0.00
====================================================================================================
    Total from investment operations                                0.49                   0.41
====================================================================================================
Less distributions from net investment income                      (0.30)                 (0.29)
====================================================================================================
Redemption fees added to shares of beneficial interest              0.00                   0.00
====================================================================================================
Net asset value, end of period                                  $   4.51               $   4.32
____________________________________________________________________________________________________
====================================================================================================
Total return(b)                                                    11.54%                  9.93%(c)
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $191,508               $225,998
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    1.03%(d)               0.96%(e)
----------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 1.04%(d)               1.03%(e)
====================================================================================================
Ratio of net investment income to average net assets                6.51%(d)               7.77%(e)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(f)                                            59%                    89%
____________________________________________________________________________________________________
====================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c) Total return is after reimbursement by the advisor for the economic loss on security rights that expired with value. Total return before reimbursement by the advisor was 9.67%.
(d)  Ratios are based on average daily net assets of $212,726,034.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                     INSTITUTIONAL CLASS
                                                              ----------------------------------
                                                                                  APRIL 30, 2004
                                                                                   (DATE SALES
                                                               YEAR ENDED         COMMENCED) TO
                                                              JULY 31, 2005       JULY 31, 2004
------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $   4.31             $   4.39
------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.32                 0.09(a)
------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     0.18                (0.08)
------------------------------------------------------------------------------------------------
  Net increase from payments by affiliates                            --                 0.00
================================================================================================
    Total from investment operations                                0.50                 0.01
================================================================================================
Less distributions from net investment income                      (0.31)               (0.09)
================================================================================================
Redemption fees added to shares of beneficial interest              0.00                 0.00
================================================================================================
Net asset value, end of period                                  $   4.50             $   4.31
________________________________________________________________________________________________
================================================================================================
Total return(b)                                                    11.99%                0.16%
________________________________________________________________________________________________
================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $ 43,605             $  5,309
________________________________________________________________________________________________
================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    0.63%(c)             0.67%(d)
------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 0.64%(c)             0.67%(d)
================================================================================================
Ratio of net investment income to average net assets                6.91%(c)             8.06%(d)
________________________________________________________________________________________________
================================================================================================
Portfolio turnover rate(e)                                            59%                  89%
________________________________________________________________________________________________
================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $22,281,118.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM High Yield Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM High Yield Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005





The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2004, 1.23% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2005, the Fund designated 1.23%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. The actual percentages for the calendar year will be designated in the Fund's year-end tax statement.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 95.13%, 95.87%, and 95.71%, respectively.

             DOMESTIC EQUITY                       INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                     AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                       AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                        AIM Money Market Fund
AIM Dynamics Fund(1)                         AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)      Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                             Premier U.S. Government Money
AIM Mid Cap Core Equity Fund(2)                                                           Portfolio(1)
AIM Mid Cap Growth Fund                                   SECTOR EQUITY
AIM Opportunities I Fund                                                                  TAX-FREE
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund(1)                           AIM High Income Municipal Fund(8)
AIM Premier Equity Fund                      AIM Financial Services Fund(1)               AIM Municipal Bond Fund
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                  AIM Tax-Free Intermediate Fund
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)           Premier Tax-Exempt Portfolio
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)                             AIM ALLOCATION SOLUTIONS
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Weingarten Fund                          AIM Utilities Fund(1)                        AIM Growth Allocation Fund(9)
                                                                                          AIM Moderate Allocation Fund
*Domestic equity and income fund                                                          AIM Moderate Growth Allocation Fund
                                                                                          AIM Moderately Conservative Allocation
                                                                                          Fund

                                             ================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
                                             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
                                             FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ===============================================================================

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors.
(4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

       If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.


AIMinvestments.com                  HYI-AR-1         A I M Distributors, Inc.




                     [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
-------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore   Cash               [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products   Management               --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------

                                                                 AIM INCOME FUND
                                   Annual Report to Shareholders o July 31, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

====================================================================================================================================
AIM INCOME FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF PRINCIPAL.

o Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.
====================================================================================================================================
ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            o The returns shown in management's
                                                                                          discussion of Fund performance are based
o Class B shares are not available as an     o The unmanaged LEHMAN U.S. AGGREGATE        on net asset values calculated for
investment for retirement plans              BOND INDEX, which represents the U.S.        shareholder transactions. Generally
maintained pursuant to Section 401 of the    investment-grade fixed-rate bond market      accepted accounting principles require
Internal Revenue Code, including 401(k)      (including government and corporate          adjustments to be made to the net assets
plans, money purchase pension plans and      securities, mortgage pass-through            of the Fund at period end for financial
profit sharing plans. Plans that had         securities and asset-backed securities),     reporting purposes, and as such, the net
existing accounts invested in Class B        is compiled by Lehman Brothers, a global     asset values for shareholder transactions
shares prior to September 30, 2003, will     investment bank.                             and the returns based on those net asset
continue to be allowed to make additional                                                 values may differ from the net asset
purchases.                                   o The unmanaged LIPPER BBB-RATED FUND        values and returns reported in the
                                             INDEX represents an average of the 30        Financial Highlights.
o Class R shares are available only to       largest BBB-rated bond funds tracked by
certain retirement plans. Please see the     Lipper, Inc., an independent mutual fund     o The Conference Board is a
prospectus for more information.             performance monitor.                         not-for-profit organization that conducts
                                                                                          research and publishes information and
o Investor Class shares are closed to        o The LEHMAN U.S. CREDIT INDEX consists      analysis to help businesses strengthen
most investors. For more information on      of publicly issued U.S. corporate and        their performance.
who may continue to invest in the            specified foreign debentures and secured
Investor Class shares, please see the        notes that meet the specified maturity,      The Fund provides a complete list of its
prospectus.                                  liquidity, and quality requirements. It      holdings four times in each fiscal year,
                                             is compiled by Lehman Brothers, a global     at the quarter-ends. For the second and
PRINCIPAL RISKS OF INVESTING IN THE FUND     investment bank. To qualify, bonds must      fourth quarters, the lists appear in the
                                             be SEC-registered.                           Fund's semiannual and annual reports to
o U.S. Treasury securities such as bills,                                                 shareholders. For the first and third
notes and bonds offer a high degree of       o The Fund is not managed to track the       quarters, the Fund files the lists with
safety, and they guarantee the payment of    performance of any particular index,         the Securities and Exchange Commission
principal and any applicable interest if     including the indexes defined here, and      (SEC) on Form N-Q. The most recent list
held to maturity. Fund shares are not        consequently, the performance of the Fund    of portfolio holdings is available at
insured, and their value and yield will      may deviate significantly from the           AIMinvestments.com. From our home page,
vary with market conditions.                 performance of the indexes.                  click on Products & Performance, then
                                                                                          Mutual Funds, then Fund Overview. Select
o The Fund invests in higher-yielding,       o A direct investment cannot be made in      your Fund from the drop-down menu and
lower-rated corporate bonds, commonly        an index. Unless otherwise indicated,        click on Complete Quarterly Holdings.
known as junk bonds, which have a greater    index results include reinvested             Shareholders can also look up the Fund's
risk of price fluctuation and loss of        dividends, and they do not reflect sales     Forms N-Q on the SEC's Web site at
principal and income than do U.S.            charges. Performance of an index of          sec.gov. And copies of the Fund's Forms
government securities such as U.S.           funds reflects fund expenses;                N-Q may be reviewed and copied at the
Treasury bills, notes and bonds, for         performance of a market index does not.      SEC's Public Reference Room at 450 Fifth
which principal and any applicable                                                        Street, N.W., Washington, D.C.
interest are guaranteed by the government    OTHER INFORMATION                            20549-0102. You can obtain information on
if held to maturity.                                                                      the operation of the Public Reference
                                             o The average credit quality of the          Room, including information about
o International investing presents           Fund's holdings as of the close of the       duplicating fee charges, by calling
certain risks not associated with            reporting period represents the weighted     202-942-8090 or 800-732-0330, or by
investing solely in the United States.       average quality rating of the securities     electronic request at the following
These include risks relating to              in the portfolio as assigned by              e-mail address: publicinfo@sec.gov. The
fluctuations in the value of the U.S.        Nationally Recognized Statistical Rating     SEC file numbers for the Fund are
dollar relative to the values of other       Organizations based on assessment of the     811-5686 and 33-39519.
currencies, the custody arrangements made    credit quality of the individual
for the Fund's foreign holdings,             securities.                                  Continued on Page 6
differences in accounting, political
risks and the lesser degree of public                                                     =========================================
information required to be provided by                                                    FUND NASDAQ SYMBOLS
non-U.S. companies.                                                                       Class A Shares                    AMIFX
                                                                                          Class B Shares                    ABIFX
                                                                                          Class C Shares                    ACIFX
                                                                                          Class R Shares                    AMIRX
                                                                                          Investor Class Shares             AIIVX
                                                                                          =========================================
==================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
==================================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM INCOME FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

    [GRAHAM         We would like to call your attention to two new elements in
     PHOTO]         this report on your Fund. First, on Page 2, is a letter from
                    Bruce Crockett, the independent Chair of the Board of
 ROBERT H. GRAHAM   Trustees of the AIM Funds. We first introduced you to Mr.
                    Crockett in the semiannual report on your Fund dated January
                    31 of this year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
                    October.

                        Mr. Crockett has expressed an interest in keeping
  [WILLIAMSON       shareholders informed of the work of the Board regularly via
     PHOTO]         letters in the Fund reports. We certainly consider this a
                    valuable addition to the reports. The Board is charged with
MARK H. WILLIAMSON  looking out for the interests of shareholders, and Mr.
                    Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                        One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                        Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

                        All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                        Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                        We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,
                    /S/ ROBERT H. GRAHAM                 /S/ MARK H. WILLIAMSON
                    -----------------------              -----------------------
                    Robert H. Graham                     Mark H. Williamson
                    President & Vice Chair,              Chairman & President,
                    AIM Funds                            A I M Advisors, Inc.

                    September 16, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM INCOME FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

  [CROCKETT         As independent Chair of the Board of Trustees of the AIM
     PHOTO]         Funds, I'm writing to report on the work being done by your
                    Board.

                        At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
BRUCE L. CROCKETT   (AIM) that save shareholders approximately $20.8 million
                    annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                        Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                        Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                        Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                        At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                        Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /S/ BRUCE L. CROCKETT
                    ----------------------------
                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    September 16, 2005

AIM INCOME FUND

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

======================================================================================
PERFORMANCE SUMMARY                                                                       o it becomes fully valued
                                             =========================================
Despite rising interest rates that                                                        o overall market and economic trends
weighed on the bond market, AIM Income       FUND VS. INDEXES                             indicate that sector emphasis should be
Fund outperformed the broad market index     TOTAL RETURNS, 7/31/04-7/31/05, EXCLUDING    changed
and performed in line with its               APPLICABLE SALES CHARGES. IF APPLICABLE
style-specific benchmark for the fiscal      SALES CHARGES WERE INCLUDED, RETURNS         O FUNDAMENTALS, SUCH AS CREDIT QUALITY
YEAR ENDED JULY 31, 2005. FOR LONG-TERM      WOULD BE LOWER.                              ratings, deteriorate for an individual
performance results, please turn to Pages                                                 issuer or a sector
6 and 7.                                     Class A Shares                      6.27%
                                             Class B Shares                      5.32     o an unanticipated change occurs
   The primary drivers of Fund               Class C Shares                      5.34     involving an individual issuer or sector
performance relative to the Lehman U.S.      Class R Shares                      5.99
Credit Index were our underweight            Investor Class Shares               6.26     MARKET CONDITIONS AND YOUR FUND
position in corporate bonds and lower        Lehman U.S. Aggregate Bond Index
exposure to automobile company bonds,        (Broad Market Index)                4.79     In an effort to stem inflation, the
which underperformed. Our overweight         Lehman U.S. Credit Index                     Federal Reserve (the Fed) increased the
position in U.S. Treasury securities and     (Style-specific Index)              5.76     federal funds target rate eight times
our slightly overweight position in          Lipper BBB-Rated Fund Index                  during the fiscal year to end at 3.25% as
government agency and securitized bonds      (Peer Group Index)                  6.05     of July 31, 2005. The central bank said
(mainly mortgage-backed securities) also                                                  the risk of weaker growth was roughly
benefited relative performance.              SOURCE: LIPPER,INC.                          equivalent to the risk of higher prices.
                                                                                          Short-term interest rates rose in step
                                             =========================================    with the Fed's tightening during the
======================================================================================    period, but surprisingly, long-term rates
HOW WE INVEST                                markets, high yield debt and convertible     dropped, creating a "flattening" of the
                                             corporate bonds. We make allocation          yield curve; historically, long-term
We seek to provide consistent returns        decisions based on performance and           rates have usually risen when short-term
while minimizing risk. Our security          valuations among the different areas of      rates rise. Near the end of the fiscal
selection process involves both top-down     the bond market. Our focus is on bonds       year, long-term Treasury bond yields fell
analysis, which takes account of overall     that are attractively valued relative to     as the Conference Board reported that
economic and market trends; and bottom-up    the rest of the bond market.                 consumer confidence reached a three-year
analysis, which includes an evaluation of                                                 high, causing investor focus to shift
individual bond issuers.                        In evaluating the credit quality of a     from fixed-income investments to stocks.
                                             security, we use input from various          However, this had a minimal effect on
   We look for potential investments in      rating agencies and Wall Street              Fund performance.
all sectors of the bond market: domestic     fixed-income and equity analysts, and
and foreign governments, U.S. corporate      conduct our own internal credit analysis.       AIM Income Fund invested primarily in
bonds, mortgages, asset-backed               We consider selling a bond when:             fixed-rate corporate bonds of both U.S.
securities, money                                                                         and non-U.S. issuers. At the close of the
                                                                                          period, U.S. corporate bonds comprised
                                                                                          approximately 56% of the Fund's portfolio.
                                                                                          Your Fund also had exposure to foreign
                                                                                          bonds and government

                                                                                                                         (continued)

=========================================    =========================================    =========================================
PORTFOLIO COMPOSITION
By type of investment                        TOP 5 INDUSTRIES*                            TOP 10 FIXED INCOME ISSUERS*

              [PIE CHART]                    1. Other Diversified                13.1%    1.  Ford Motor Credit Co.            4.9%
                                                Financial Services
International Corporate Bonds                                                             2.  Federal Home Loan Mortgage
& Notes                             25.7%    2. Consumer Finance                 10.3         Corp. (FHLMC)                    4.4
U.S. Asset-Backed Securities         5.2%
International Asset-Backed                   3. Sovereign Debt                    8.9     3.  General Motors Acceptance Corp.  4.3
Securities                           1.3%
U.S. Mortgage-Backed Securities      7.9%    4. U.S. Mortgage-Backed              7.9     4.  Federal National Mortgage
U.S. Government Agency Securities    1.5%       Securities                                    Association (FNMA)               3.8
Equities, Money Market Funds
Plus Other Assets Less Liabilities   1.0%    5. Diversified Banks                 7.4     5.  Comcast Corp.                    1.9
U.S. Treasury Securities             1.8%
U.S. Corporate Bonds & Notes        55.6%    TOTAL NET ASSETS          $678.5 MILLION     6.  Bundesrepublik Deutschland
                                                                                              (Germany)                        1.8
                                             TOTAL NUMBER OF HOLDINGS*            326
                                                                                          7.  U.S. Treasury Securities         1.8

The Fund's holdings are subject to change, and there is no assurance that the Fund        8.  Pemex Project Funding Master
will continue to hold any particular security.                                                Trust                            1.8

*Excluding money market fund holdings.                                                    9.  New South Wales Treasury Corp.
                                                                                              (Australia)                      1.6
=========================================    =========================================
                                                                                          10. Husky Oil Ltd. (Canada)          1.5

                                                                                          =========================================


AIM INCOME FUND

securities. The Fund's style-specific        bonds in a fund's portfolio.                 A I M ADVISORS, INC. MAKES NO
benchmark, the Lehman U.S. Credit Index,     Consequently, the longer a fund's average    REPRESENTATION OR WARRANTY AS TO THEIR
has no government securities or agency       duration, the more its net asset value       COMPLETENESS OR ACCURACY. ALTHOUGH
bonds in it, so our exposure to other        tends to drop when interest rates rise.      HISTORICAL PERFORMANCE IS NO GUARANTEE OF
sectors helped relative performance in                                                    FUTURE RESULTS, THESE INSIGHTS MAY HELP
the period.                                     Near the end of the period we invested    YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
                                             a small amount of the Fund's assets in       PHILOSOPHY.
   After investors flocked to high yield     Treasury Inflation-Protected Securities
corporate bonds in 2004, the high yield      (TIPs). This is the first time we have          See important Fund and index
corporate market experienced a correction    invested in TIPs, which are identical to        disclosures inside front cover.
in the early part of 2005. The demand for    Treasury bonds except that the principal
high yield corporate bonds in 2004 was       and coupon (interest) payments are                            JAN H. FRIEDLI, senior
driven by investors looking for higher       adjusted to mitigate the effects of            [FRIEDLI       portfolio manager, is
yields because yields on longer-maturity     inflation. We believed the prices of TIPs      PHOTO]         lead manager of AIM
bonds didn't rise in step with               were attractive at acquisition, although                      Income Fund. He joined
shorter-maturity bonds. The high yield       TIPs underperformed during the period we                      AIM in 1999. Prior to
market cooled in 2005 amid deteriorating     held them. We viewed our acquisition of                       coming to AIM, he worked
credit ratings following the downgrading     TIPs as a means of helping to diversify      as a fixed-income portfolio manager,
OF GENERAL MOTORS ACCEPTANCE CORP. and       the Fund's portfolio.                        international bond and currency trader. A
FORD MOTOR CREDIT bonds. With valuations                                                  native of Switzerland, Mr. Friedli
of automobile company bonds becoming more    IN CLOSING                                   graduated cum laude from Villanova
ATTRACTIVE, WE increased our allocation                                                   University with a B.S. in computer
to them near the end of the fiscal year,     After the close of the fiscal year, the      science and earned an M.B.A. with honors
but only in short-maturity issues.           Fed on August 9, 2005, raised the federal    from the University of Chicago.
                                             funds target rate to 3.50% from 3.25%.
   We weighted the portfolio in favor of     With rising short-term interest rates, we                     CAROLYN L. GIBBS,
bonds with short and intermediate            believe a relatively flat yield curve may      [GIBBS         Chartered Financial
maturities. We observed that the yield       persist. Amid this backdrop, yields on         PHOTO]         Analyst, senior
spread between shorter- and                  corporate bonds could increase, and                           portfolio manager, is
longer-maturity bonds narrowed as the        mortgage rates may also rise.                                 manager of AIM Income
fiscal year came to an end. Short- and                                                                     Fund. Ms. Gibbs has been
intermediate-maturity bonds generally           We welcome new shareholders to AIM        in the investment business since 1983.
offered interest rates comparable to         Income Fund, and we thank all                She is a Phi Beta Kappa graduate of Texas
those of longer-maturity bonds without as    shareholders for sharing our long-term       Christian University, where she received
much risk. Your Fund did have exposure to    investment horizon.                          a B.A. in English. Ms. Gibbs received an
some longer-maturity bonds, and these                                                     M.B.A. from The Wharton School at the
contributed positively to performance.       THE VIEWS AND OPINIONS EXPRESSED IN          University of Pennsylvania.
                                             MANAGEMENT'S DISCUSSION OF FUND
   Your Fund's average duration generally    PERFORMANCE ARE THOSE OF A I M ADVISORS,                      SCOT W. JOHNSON,
remained in line with that of its            INC. THESE VIEWS AND OPINIONS ARE SUBJECT      [JOHNSON       Chartered Financial
style-specific benchmark, the Lehman U.S.    TO CHANGE AT ANY TIME BASED ON FACTORS           PHOTO]       Analyst, senior
Credit Index. Average duration measures a    SUCH AS MARKET AND ECONOMIC CONDITIONS.                       portfolio manager, is
bond fund's sensitivity to changes in        THESE VIEWS AND OPINIONS MAY NOT BE                           manager of AIM Income
interest rates. Since interest rates and     RELIED UPON AS INVESTMENT ADVICE OR                           Fund. He joined AIM in
bond prices move inversely, rising           RECOMMENDATIONS, OR AS AN OFFER FOR A        1994 as a junior portfolio analyst for
interest rates generally lower the value     PARTICULAR SECURITY. THE INFORMATION IS      government securities and was promoted to
of                                           NOT A COMPLETE ANALYSIS OF EVERY ASPECT      assistant portfolio manager for AIM's
                                             OF ANY MARKET, COUNTRY, INDUSTRY,            money market funds later that year. He
                                             SECURITY OR THE FUND. STATEMENTS OF FACT     was named to his current position in
                                             ARE FROM SOURCES CONSIDERED RELIABLE, BUT    2003. Mr. Johnson received both his
                                                                                          bachelor's degree in economics and an
                                                                                          M.B.A. in finance from Vanderbilt
                                                                                          University.

==================================================================================        Assisted by the Taxable Investment Grade
                                                                                          Bond Team and the High Yield Taxable Team
YIELD AND DISTRIBUTION RATE

FUND CLASS          30-DAY DISTRIBUTION RATE          30-DAY SEC YIELD

Class A Shares               6.17%                          4.20%

Class B Shares               5.72                           3.66

Class C Shares               5.74                           3.66

Class R Shares               6.21                           4.17

Investor Class Shares        6.47                           4.41


The 30-day SEC yield is calculated using a formula defined by the Securities and Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

   The Fund's 30-day distribution rate reflects its most recent monthly dividend                [RIGHT ARROW GRAPHIC]
distribution multiplied by 12 and divided by the most recent month-end maximum
offering price. The Fund's distribution rate and 30-day SEC yield will differ.            FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE,PLEASE SEE PAGES 6
==================================================================================        AND 7.

AIM INCOME FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.      actual ending account balance or expenses
                                             Simply divide your account value by          you paid for the period. You may use this
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account       information to compare the ongoing costs
two types of costs: (1) transaction          value divided by $1,000 = 8.6), then         of investing in the Fund and other funds.
costs, which may include sales charges       multiply the result by the number in the     To do so, compare this 5% hypothetical
(loads) on purchase payments; contingent     table under the heading entitled "Actual     example with the 5% hypothetical examples
deferred sales charges on redemptions;       Expenses Paid During Period" to estimate     that appear in the shareholder reports of
and redemption fees, if any; and (2)         the expenses you paid on your account        the other funds.
ongoing costs, including management fees;    during this period.
distribution and/or service fees (12b-1);                                                    Please note that the expenses shown in
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR COMPARISON          the table are meant to highlight your
intended to help you understand your         PURPOSES                                     ongoing costs only and do not reflect any
ongoing costs (in dollars) of investing                                                   transactional costs, such as sales
in the Fund and to compare these costs       The table below provides information         charges (loads) on purchase payments,
with ongoing costs of investing in other     about hypothetical account values and        contingent deferred sales charges on
mutual funds. The example is based on an     hypothetical expenses based on the Fund's    redemptions, and redemption fees, if any.
investment of $1,000 invested at the         actual expense ratio and on assumed rate     Therefore, the hypothetical information
beginning of the period and held for the     of return of 5% per year before expenses,    is useful in comparing ongoing costs
entire period February 1, 2005, through      which is not the Fund's actual return.       only, and will not help you determine the
July 31, 2005.                               The Fund's actual cumulative total           relative total costs of owning different
                                             returns at net asset value after expenses    funds. In addition, if these
ACTUAL EXPENSES                              for six months ended July 31, 2005,          transactional costs were included, your
                                             appear in the table "Cumulative Total        costs would have been higher.
The table below provides information         Returns" on page 7.
about actual account values and actual
expenses. You may use the information in        The hypothetical account values and
this table, together with the amount you     expenses may not be used to estimate the
invested, to estimate the

====================================================================================================================================

                                                          ACTUAL                               HYPOTHETICAL
                                                                                    (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT     ENDING ACCOUNT            EXPENSES          ENDING ACCOUNT                  EXPENSES
 SHARE              VALUE                VALUE                PAID DURING            VALUE                      PAID DURING
 CLASS            (2/1/05)            (7/31/05)(1)             PERIOD(2)           (7/31/05)                     PERIOD(2)
   A             $1,000.00             $1,015.20                  $4.95            $1,019.89                       $4.96
   B              1,000.00              1,011.30                   8.68             1,016.17                        8.70
   C              1,000.00              1,011.40                   8.68             1,016.17                        8.70
   R              1,000.00              1,013.80                   6.19             1,018.65                        6.21
Investor          1,000.00              1,015.20                   4.95             1,019.89                        4.96


(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio (0.99%, 1.74%, 1.74%, 1.24% and 0.99% for Class A, B, C, R and
    Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================
                                                                                         [ARROW
                                                                                         BUTTON           For More Information Visit
                                                                                         IMAGE]               AIMinvestments.com

AIM INCOME FUND

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================

RESULTS OF A $10,000 INVESTMENT

Fund and index data from 7/31/95

                           [MOUNTAIN CHART]


 DATE       AIM INCOME FUND-  LIPPER BBB-RATED      LEHMAN U.S.           LEHMAN U.S.
             CLASS A SHARES      FUND INDEX    AGGREGATE BOND INDEX      CREDIT INDEX

 7/95            $9525            $10000              $10000                $10000
 8/95             9672             10147               10121                 10161
 9/95             9856             10266               10219                 10282
10/95            10030             10403               10352                 10415
11/95            10130             10573               10507                 10615
12/95            10335             10748               10655                 10790
 1/96            10385             10835               10725                 10859
 2/96            10194             10607               10539                 10601
 3/96            10143             10529               10466                 10511
 4/96            10092             10461               10407                 10424
 5/96            10131             10454               10386                 10406
 6/96            10288             10574               10525                 10558
 7/96            10273             10600               10554                 10579
 8/96            10350             10595               10536                 10546
 9/96            10587             10807               10720                 10770
10/96            10865             11066               10957                 11064
11/96            11213             11313               11145                 11300
12/96            11224             11204               11041                 11144
 1/97            11194             11239               11075                 11160
 2/97            11300             11303               11103                 11206
 3/97            11105             11129               10980                 11032
 4/97            11238             11293               11144                 11199
 5/97            11428             11423               11249                 11326
 6/97            11619             11593               11383                 11486
 7/97            12036             11994               11690                 11907
 8/97            11845             11835               11590                 11731
 9/97            12196             12043               11761                 11936
10/97            12291             12165               11932                 12087
11/97            12386             12225               11987                 12156
12/97            12562             12356               12107                 12284
 1/98            12762             12514               12263                 12430
 2/98            12815             12509               12254                 12426
 3/98            12928             12573               12296                 12472
 4/98            12967             12626               12360                 12551
 5/98            13081             12734               12477                 12700
 6/98            13120             12828               12583                 12794
 7/98            13113             12818               12610                 12782
 8/98            12849             12725               12815                 12841
 9/98            13072             12987               13115                 13257
10/98            12788             12827               13046                 13053
11/98            13200             13064               13120                 13299
12/98            13183             13097               13159                 13338
 1/99            13397             13210               13253                 13469
 2/99            13058             12925               13022                 13150
 3/99            13162             13069               13094                 13243
 4/99            13267             13162               13135                 13282
 5/99            12988             12985               13020                 13104
 6/99            12901             12917               12979                 13036
 7/99            12862             12851               12924                 12963
 8/99            12773             12804               12917                 12932
 9/99            12816             12914               13067                 13072
10/99            12710             12939               13115                 13132
11/99            12753             12971               13114                 13146
12/99            12797             12950               13051                 13077
 1/00            12739             12912               13008                 13031
 2/00            12886             13071               13166                 13152
 3/00            12844             13191               13339                 13264
 4/00            12528             13031               13301                 13147
 5/00            12263             12932               13295                 13098
 6/00            12587             13259               13571                 13427
 7/00            12579             13316               13695                 13590
 8/00            12695             13559               13893                 13767
 9/00            12669             13597               13980                 13839
10/00            12502             13553               14073                 13853
11/00            12441             13679               14303                 14032
12/00            12651             13965               14568                 14304
 1/01            13007             14303               14807                 14696
 2/01            13107             14445               14936                 14824
 3/01            12949             14436               15010                 14916
 4/01            12771             14356               14948                 14862
 5/01            12867             14486               15038                 14998
 6/01            12832             14503               15095                 15074
 7/01            13135             14832               15433                 15468
 8/01            13267             15010               15609                 15675
 9/01            13038             14881               15791                 15652
10/01            13365             15197               16122                 16041
11/01            13265             15099               15899                 15901
12/01            13103             15006               15798                 15792
 1/02            13174             15088               15926                 15926
 2/02            13087             15161               16081                 16046
 3/02            12940             14962               15813                 15750
 4/02            13092             15191               16120                 15969
 5/02            13123             15311               16257                 16181
 6/02            12975             15239               16397                 16207
 7/02            12602             15162               16595                 16199
 8/02            12877             15469               16875                 16618
 9/02            13028             15608               17149                 16934
10/02            12810             15497               17071                 16738
11/02            13042             15720               17066                 16955
12/02            13398             16086               17419                 17454
 1/03            13505             16193               17433                 17511
 2/03            13738             16465               17675                 17861
 3/03            13780             16493               17661                 17874
 4/03            14098             16826               17807                 18205
 5/03            14568             17267               18139                 18779
 6/03            14590             17289               18103                 18733
 7/03            14032             16700               17494                 17934
 8/03            14142             16832               17610                 18075
 9/03            14597             17350               18077                 18706
10/03            14510             17282               17908                 18507
11/03            14597             17400               17951                 18592
12/03            14795             17654               18134                 18799
 1/04            14965             17815               18279                 18989
 2/04            15084             17972               18477                 19228
 3/04            15195             18096               18616                 19413
 4/04            14811             17635               18131                 18802
 5/04            14763             17500               18059                 18670
 6/04            14806             17604               18161                 18748
 7/04            14963             17788               18341                 18980
 8/04            15270             18149               18691                 19428
 9/04            15348             18262               18741                 19537
10/04            15484             18442               18898                 19726
11/04            15405             18381               18748                 19528
12/04            15544             18590               18920                 19783
 1/05            15664             18689               19039                 19940
 2/05            15618             18659               18927                 19823
 3/05            15478             18449               18829                 19576
 4/05            15671             18599               19084                 19838
 5/05            15875             18793               19291                 20116
 6/05            16008             18952               19396                 20276
 7/05            15900             18864               19219                 20072

                                                               SOURCE: LIPPER, INC.
====================================================================================================================================

The data shown in the chart include          presents the fluctuations in the value of    other words, the space between $5,000 and
reinvested distributions, Fund expenses      the Fund and its indexes. We believe that    $10,000 is the same size as the space
and management fees. Performance of an       a logarithmic chart is more effective        between $10,000 and $20,000, the space
index of funds reflects fund expenses and    than other types of charts in                between $10,000 and $20,000 is the same
management fees; performance of a market     illustrating changes in value during the     as that between $20,000 and $40,000, and
index does not. Performance shown in the     early years shown in the chart. The          so on.
chart and tables does not reflect            vertical axis, the one that indicates the
deduction of taxes a shareholder would       dollar value of an investment, is            Continued from inside front cover
pay on Fund distributions or sale of Fund    constructed with each segment
shares. Performance of the indexes does      representing a percent change in the         A description of the policies and
not reflect the effects of taxes.            value of the investment. In this chart,      procedures that the Fund uses to
                                             each segment represents a doubling, or       determine how to vote proxies relating to
                                             100% change, in the value of the             portfolio securities is available without
   This chart, which is a logarithmic        investment. In                               charge, upon request, from our Client
chart,                                                                                    Services department at 800-959-4246 or on
                                                                                          the AIM Web site, AIMinvestments.com. On
                                                                                          the home page, scroll down and click on
                                                                                          AIM Funds Proxy Policy. The information
                                                                                          is also available on the SEC Web site,
                                                                                          sec.gov.

                                                                                          Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                                                                          securities during the 12 months ended
                                                                                          June 30, 2005, is available at our Web
                                                                                          site. Go to AIMinvestments.com, access
                                                                                          the About Us tab, click on Required
                                                                                          Notices and then click on Proxy Voting
                                                                                          Activity. Next, select the Fund from the
                                                                                          drop-down menu. The information is also
                                                                                          available on the SEC Web site, sec.gov.

AIM INCOME FUND

=========================================    =========================================    =========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS
As of 7/31/05, including applicable sales    As of 6/30/05, most recent calendar          6 months ended 7/31/05, excluding
charges                                      quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                      1.52%
Inception (5/3/68)                  6.92%    CLASS A SHARES                               Class B Shares                      1.13
10 Years                            4.75     Inception (5/3/68)                  6.96%    Class C Shares                      1.14
 5 Years                            3.78     10 Years                            4.85     Class R Shares                      1.38
 1 Year                             1.17      5 Years                            3.92     Investor Class Shares               1.52
                                              1 Year                             3.06
CLASS B SHARES                                                                            =========================================
Inception (9/7/93)                  4.05%    CLASS B SHARES
10 Years                            4.62     Inception (9/7/93)                  4.14%
 5 Years                            3.69     10 Years                            4.71
 1 Year                             0.34      5 Years                            3.81
                                              1 Year                             2.16
CLASS C SHARES
Inception (8/4/97)                  2.87%    CLASS C SHARES
 5 Years                            3.98     Inception (8/4/97)                  2.99%
 1 Year                             4.34      5 Years                            4.11
                                              1 Year                             6.19
CLASS R SHARES
10 Years                            4.98%    CLASS R SHARES
 5 Years                            4.51     10 Years                            5.08%
 1 Year                             5.99      5 Years                            4.64
                                              1 Year                             7.69
INVESTOR CLASS SHARES
10 Years                            5.27%    INVESTOR CLASS SHARES
 5 Years                            4.83     10 Years                            5.37%
 1 Year                             6.26      5 Years                            4.96
                                              1 Year                             8.12
=========================================
                                             =========================================

CLASS A SHARE PERFORMANCE REFLECTS THE          CLASS R SHARES' INCEPTION DATE IS JUNE       THE PERFORMANCE DATA QUOTED REPRESENT
MAXIMUM 4.75% SALES CHARGE, AND CLASS B      3, 2002. RETURNS SINCE THAT DATE ARE         PAST PERFORMANCE AND CANNOT GUARANTEE
AND CLASS C SHARE PERFORMANCE REFLECTS       HISTORICAL RETURNS. ALL OTHER RETURNS ARE    COMPARABLE FUTURE RESULTS; CURRENT
THE APPLICABLE CONTINGENT DEFERRED SALES     BLENDED RETURNS OF HISTORICAL CLASS R        PERFORMANCE MAY BE LOWER OR HIGHER.
CHARGE (CDSC) FOR THE PERIOD INVOLVED.       SHARE PERFORMANCE AND RESTATED CLASS A       PLEASE VISIT AIMINVESTMENTS.COM FOR THE
THE CDSC ON CLASS B SHARES DECLINES FROM     SHARE PERFORMANCE (FOR PERIODS PRIOR TO      MOST RECENT MONTH-END PERFORMANCE.
5% BEGINNING AT THE TIME OF PURCHASE TO      THE INCEPTION DATE OF CLASS R SHARES) AT     PERFORMANCE FIGURES REFLECT REINVESTED
0% AT THE BEGINNING OF THE SEVENTH YEAR.     NET ASSET VALUE, ADJUSTED TO REFLECT THE     DISTRIBUTIONS, CHANGES IN NET ASSET VALUE
THE CDSC ON CLASS C SHARES IS 1% FOR THE     HIGHER RULE 12B-1 FEES APPLICABLE TO         AND THE EFFECT OF THE MAXIMUM SALES
FIRST YEAR AFTER PURCHASE. CLASS R SHARES    CLASS R SHARES.                              CHARGE UNLESS OTHERWISE STATED.
DO NOT HAVE A FRONT-END SALES CHARGE;                                                     INVESTMENT RETURN AND PRINCIPAL VALUE
RETURNS SHOWN ARE AT NET ASSET VALUE AND        INVESTOR CLASS SHARES' INCEPTION DATE     WILL FLUCTUATE SO THAT YOU MAY HAVE A
DO NOT REFLECT A 0.75% CDSC THAT MAY BE      IS SEPTEMBER 30, 2003. RETURNS SINCE THAT    GAIN OR LOSS WHEN YOU SELL SHARES.
IMPOSED ON A TOTAL REDEMPTION OF             DATE ARE HISTORICAL RETURNS. ALL OTHER
RETIREMENT PLAN ASSETS WITHIN THE FIRST      RETURNS ARE BLENDED RETURNS OF HISTORICAL       THE PERFORMANCE OF THE FUND'S SHARE
YEAR. INVESTOR CLASS SHARES DO NOT HAVE A    INVESTOR CLASS SHARE PERFORMANCE AND         CLASSES WILL DIFFER DUE TO DIFFERENT
FRONT-END SALES CHARGE OR A CDSC;            RESTATED CLASS A SHARE PERFORMANCE (FOR      SALES CHARGE STRUCTURES AND CLASS
THEREFORE, PERFORMANCE IS AT NET ASSET       PERIODS PRIOR TO THE INCEPTION DATE OF       EXPENSES.
VALUE.                                       INVESTOR CLASS SHARES) AT NET ASSET VALUE
                                             AND REFLECT THE RULE 12B-1 FEES
                                             APPLICABLE TO CLASS A SHARES.

AIM INCOME FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Investment      o The quality of services to be provided     comparable to those of the Fund. Based on
Securities Funds (the "Board") oversees      by AIM. The Board reviewed the               this review, the Board concluded that the
the management of AIM Income Fund (the       credentials and experience of the            advisory fee rate for the Fund under the
"Fund") and, as required by law,             officers and employees of AIM who will       Advisory Agreement was fair and
determines annually whether to approve       provide investment advisory services to      reasonable.
the continuance of the Fund's advisory       the Fund. In reviewing the qualifications
agreement with A I M Advisors, Inc.          of AIM to provide investment advisory        o Fees relative to those of comparable
("AIM"). Based upon the recommendation of    services, the Board reviewed the             funds with other advisors. The Board
the Investments Committee of the Board,      qualifications of AIM's investment           reviewed the advisory fee rate for the
which is comprised solely of independent     personnel and considered such issues as      Fund under the Advisory Agreement. The
trustees, at a meeting held on June 30,      AIM's portfolio and product review           Board compared effective contractual
2005, the Board, including all of the        process, various back office support         advisory fee rates at a common asset
independent trustees, approved the           functions provided by AIM and AIM's          level and noted that the Fund's rate was
continuance of the advisory agreement        equity and fixed income trading              below the median rate of the funds
(the "Advisory Agreement") between the       operations. Based on the review of these     advised by other advisors with investment
Fund and AIM for another year, effective     and other factors, the Board concluded       strategies comparable to those of the
July 1, 2005.                                that the quality of services to be           Fund that the Board reviewed. Based on
                                             provided by AIM was appropriate and that     this review, the Board concluded that the
   The Board considered the factors          AIM currently is providing satisfactory      advisory fee rate for the Fund under the
discussed below in evaluating the            services in accordance with the terms of     Advisory Agreement was fair and
fairness and reasonableness of the           the Advisory Agreement.                      reasonable.
Advisory Agreement at the meeting on June
30, 2005 and as part of the Board's          o The performance of the Fund relative to    o Expense limitations and fee waivers.
ongoing oversight of the Fund. In their      comparable funds. The Board reviewed the     The Board noted that there were no fee
deliberations, the Board and the             performance of the Fund during the past      waivers or expense limitations currently
independent trustees did not identify any    one, three and five calendar years           in effect for the Fund. The Board
particular factor that was controlling,      against the performance of funds advised     concluded that no such waivers or
and each trustee attributed different        by other advisors with investment            limitations were necessary at this time
weights to the various factors.              strategies comparable to those of the        because the Fund's overall expense ratio
                                             Fund. The Board noted that the Fund's        was comparable to the median expense
   One of the responsibilities of the        performance for the three and five year      ratio of the funds advised by other
Senior Officer of the Fund, who is           periods was below the median performance     advisors with investment strategies
independent of AIM and AIM's affiliates,     of such comparable funds and above such      comparable to those of the Fund that the
is to manage the process by which the        median performance for the one year          Board reviewed.
Fund's proposed management fees are          period. Based on this review, the Board
negotiated to ensure that they are           concluded that no changes should be made     o Breakpoints and economies of scale. The
negotiated in a manner which is at arm's     to the Fund and that it was not necessary    Board reviewed the structure of the
length and reasonable. To that end, the      to change the Fund's portfolio management    Fund's advisory fee under the Advisory
Senior Officer must either supervise a       team at this time.                           Agreement, noting that it includes three
competitive bidding process or prepare an                                                 breakpoints. The Board reviewed the level
independent written evaluation. The          o The performance of the Fund relative to    of the Fund's advisory fees, and noted
Senior Officer has recommended an            indices. The Board reviewed the              that such fees, as a percentage of the
independent written evaluation in lieu of    performance of the Fund during the past      Fund's net assets, have decreased as net
a competitive bidding process and, upon      one, three and five calendar years           assets increased because the Advisory
the direction of the Board, has prepared     against the performance of the Lipper BBB    Agreement includes breakpoints. The Board
such an independent written evaluation.      Rated Fund Index. The Board noted that       noted that, due to the Fund's current
Such written evaluation also considered      the Fund's performance for the three and     asset levels and the way in which the
certain of the factors discussed below.      five year periods was below the              advisory fee breakpoints have been
In addition, as discussed below, the         performance of such Index and comparable     structured, the Fund has yet to fully
Senior Officer made certain                  to the such Index for the one year           benefit from the breakpoints. The Board
recommendations to the Board in              period. Based on this review, the Board      concluded that the Fund's fee levels
connection with such written evaluation.     concluded that no changes should be made     under the Advisory Agreement therefore
                                             to the Fund and that it was not necessary    reflect economies of scale and that it
   The discussion below serves as a          to change the Fund's portfolio management    was not necessary to change the advisory
summary of the Senior Officer's              team at this time.                           fee breakpoints in the Fund's advisory
independent written evaluation and                                                        fee schedule.
recommendations to the Board in              o Meeting with the Fund's portfolio
connection therewith, as well as a           managers and investment personnel. With      o Investments in affiliated money market
discussion of the material factors and       respect to the Fund, the Board is meeting    funds. The Board also took into account
the conclusions with respect thereto that    periodically with such Fund's portfolio      the fact that uninvested cash and cash
formed the basis for the Board's approval    managers and/or other investment             collateral from securities lending
of the Advisory Agreement. After             personnel and believes that such             arrangements (collectively, "cash
consideration of all of the factors below    individuals are competent and able to        balances") of the Fund may be invested in
and based on its informed business           continue to carry out their                  money market funds advised by AIM
judgment, the Board determined that the      responsibilities under the Advisory          pursuant to the terms of an SEC exemptive
Advisory Agreement is in the best            Agreement.                                   order. The Board found that the Fund may
interests of the Fund and its                                                             realize certain benefits upon investing
shareholders and that the compensation to    o Overall performance of AIM. The Board      cash balances in AIM advised money market
AIM under the Advisory Agreement is fair     considered the overall performance of AIM    funds, including a higher net return,
and reasonable and would have been           in providing investment advisory and         increased liquidity, increased
obtained through arm's length                portfolio administrative services to the     diversification or decreased transaction
negotiations.                                Fund and concluded that such performance     costs. The Board also found that the Fund
                                             was satisfactory.                            will not receive reduced services if it
o The nature and extent of the advisory                                                   invests its cash balances in such money
services to be provided by AIM. The Board    o Fees relative to those of clients of       market funds. The Board noted that, to
reviewed the services to be provided by      AIM with comparable investment               the extent the Fund invests in affiliated
AIM under the Advisory Agreement. Based      strategies. The Board reviewed the           money market funds, AIM has voluntarily
on such review, the Board concluded that     advisory fee rate for the Fund under the     agreed to waive a portion of the advisory
the range of services to be provided by      Advisory Agreement. The Board noted that     fees it receives from the Fund
AIM under the Advisory Agreement was         this rate was lower than the advisory fee    attributable to such investment. The
appropriate and that AIM currently is        rates for a variable insurance fund          Board further determined that the
providing services in accordance with the    advised by AIM and offered to insurance      proposed securities lending program and
terms of the Advisory Agreement.             company separate accounts with investment    related procedures with respect to the
                                             strategies                                   lending Fund is in the best interests of
                                                                                          the

AIM INCOME FUND

lending Fund and its respective              o Benefits of soft dollars to AIM. The       o Other factors and current trends. In
shareholders. The Board therefore            Board considered the benefits realized by    determining whether to continue the
concluded that the investment of cash        AIM as a result of brokerage transactions    Advisory Agreement for the Fund, the
collateral received in connection with       executed through "soft dollar"               Board considered the fact that AIM, along
the securities lending program in the        arrangements. Under these arrangements,      with others in the mutual fund industry,
money market funds according to the          brokerage commissions paid by the Fund       is subject to regulatory inquiries and
procedures is in the best interests of       and/or other funds advised by AIM are        litigation related to a wide range of
the lending Fund and its respective          used to pay for research and execution       issues. The Board also considered the
shareholders.                                services. This research is used by AIM in    governance and compliance reforms being
                                             making investment decisions for the Fund.    undertaken by AIM and its affiliates,
o Independent written evaluation and         The Board concluded that such                including maintaining an internal
recommendations of the Fund's Senior         arrangements were appropriate.               controls committee and retaining an
Officer. The Board noted that, upon their                                                 independent compliance consultant, and
direction, the Senior Officer of the Fund    o AIM's financial soundness in light of      the fact that AIM has undertaken to cause
had prepared an independent written          the Fund's needs. The Board considered       the Fund to operate in accordance with
evaluation in order to assist the Board      whether AIM is financially sound and has     certain governance policies and
in determining the reasonableness of the     the resources necessary to perform its       practices. The Board concluded that these
proposed management fees of the AIM          obligations under the Advisory Agreement,    actions indicated a good faith effort on
Funds, including the Fund. The Board         and concluded that AIM has the financial     the part of AIM to adhere to the highest
noted that the Senior Officer's written      resources necessary to fulfill its           ethical standards, and determined that
evaluation had been relied upon by the       obligations under the Advisory Agreement.    the current regulatory and litigation
Board in this regard in lieu of a                                                         environment to which AIM is subject
competitive bidding process. In              o Historical relationship between the        should not prevent the Board from
determining whether to continue the          Fund and AIM. In determining whether to      continuing the Advisory Agreement for the
Advisory Agreement for the Fund, the         continue the Advisory Agreement for the      Fund.
Board considered the Senior Officer's        Fund, the Board also considered the prior
written evaluation and the recommendation    relationship between AIM and the Fund, as
made by the Senior Officer to the Board      well as the Board's knowledge of AIM's
that the Board consider implementing a       operations, and concluded that it was
process to assist them in more closely       beneficial to maintain the current
monitoring the performance of the AIM        relationship, in part, because of such
Funds. The Board concluded that it would     knowledge. The Board also reviewed the
be advisable to implement such a process     general nature of the non-investment
as soon as reasonably practicable.           advisory services currently performed by
                                             AIM and its affiliates, such as
o Profitability of AIM and its               administrative, transfer agency and
affiliates. The Board reviewed               distribution services, and the fees
information concerning the profitability     received by AIM and its affiliates for
of AIM's (and its affiliates') investment    performing such services. In addition to
advisory and other activities and its        reviewing such services, the trustees
financial condition. The Board considered    also considered the organizational
the overall profitability of AIM, as well    structure employed by AIM and its
as the profitability of AIM in connection    affiliates to provide those services.
with managing the Fund. The Board noted      Based on the review of these and other
that AIM's operations remain profitable,     factors, the Board concluded that AIM and
although increased expenses in recent        its affiliates were qualified to continue
years have reduced AIM's profitability.      to provide non-investment advisory
Based on the review of the profitability     services to the Fund, including
of AIM's and its affiliates' investment      administrative, transfer agency and
advisory and other activities and its        distribution services, and that AIM and
financial condition, the Board concluded     its affiliates currently are providing
that the compensation to be paid by the      satisfactory non-investment advisory
Fund to AIM under its Advisory Agreement     services.
was not excessive.

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------
U.S. DOLLAR DENOMINATED BONDS & NOTES-73.63%

ADVERTISING-0.18%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $    1,227,000      $  1,237,098
===============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.49%

Bank of New York Institutional Capital Trust-
  Series A, Trust Pfd. Bonds, 7.78%, 12/01/26
  (Acquired 06/12/03; Cost $3,715,292)(a)(b)        3,115,000         3,340,246
===============================================================================

AUTOMOBILE MANUFACTURERS-0.78%

DaimlerChrysler North America Holding Corp.,
  Series D, Gtd. Floating Rate Medium Term
  Notes, 3.89%, 05/24/06(a)(c)                      2,700,000         2,702,470
-------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 7.25%,
  01/18/06(a)                                       2,525,000         2,561,183
===============================================================================
                                                                      5,263,653
===============================================================================

BROADCASTING & CABLE TV-4.52%

Adelphia Communications Corp., Sr. Unsec.
  Notes, 10.88%, 10/01/10 (Acquired 09/15/00;
  Cost $3,572,748)(a)(d)                            3,600,000         3,141,000
-------------------------------------------------------------------------------
Cablevision Systems Corp.-Series B, Sr.
  Floating Rate Global Notes, 7.89%,
  04/01/09(a)(e)                                    1,480,000         1,533,650
-------------------------------------------------------------------------------
Charter Communications Operating, LLC/
  Charter Communications Operating Capital
  Corp., Sr. Second Lien Notes, 8.00%,
  04/30/12 (Acquired 05/11/04; Cost
  $1,771,000)(a)(b)                                 1,840,000         1,872,200
-------------------------------------------------------------------------------
Comcast Cable Communications,
  Sr. Unsec. Unsub. Notes, 6.38%, 01/30/06(a)       1,000,000         1,011,150
-------------------------------------------------------------------------------
Comcast Corp.,
  Sr. Sub. Deb., 10.63%, 07/15/12(a)                3,175,000         4,101,147
-------------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(a)                              2,170,000         2,200,575
-------------------------------------------------------------------------------
    8.38%, 11/01/05(a)                                330,000           335,082
-------------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06(a)        5,930,000         6,265,401
-------------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(a)                                       1,425,000         1,443,596
-------------------------------------------------------------------------------
CSC Holdings Inc.,
  Series B, Sr. Unsec. Unsub. Notes, 7.63%,
  04/01/11(a)                                         645,000           653,062
-------------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 12/15/07(a)              1,925,000         1,997,187
-------------------------------------------------------------------------------
IAC/InterActive Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.75%, 11/15/05(a)                           981,000           986,951
-------------------------------------------------------------------------------
Time Warner Cos., Inc., Sr. Unsec. Gtd. Deb.,
  7.57%, 02/01/24(a)                                4,320,000         5,113,109
===============================================================================
                                                                     30,654,110
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


CONSUMER FINANCE-9.56%

Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 4.76%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $2,339,002)(a)(b)(c)                         $    2,300,000      $  2,307,406
-------------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)                  5,850,000         5,850,526
-------------------------------------------------------------------------------
  Medium Term Notes, 7.75%, 02/15/07(a)             2,875,000         2,949,232
-------------------------------------------------------------------------------
  Notes, 6.38%, 12/15/05(a)                           910,000           916,179
-------------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                              4,480,000         4,526,906
-------------------------------------------------------------------------------
    6.88%, 02/01/06(a)                             17,305,000        17,481,511
-------------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(a)                  1,510,000         1,520,781
-------------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 4.15%,
  05/18/06(a)(c)                                   13,890,000(f)     13,827,634
-------------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(a)                                      15,315,000(f)     15,465,700
===============================================================================
                                                                     64,845,875
===============================================================================

DISTILLERS & VINTNERS-0.30%

Constellation Brands, Inc.-Series B, Sr. Gtd.
  Sub. Notes, 8.13%, 01/15/12(a)                    1,900,000         2,047,250
===============================================================================

DIVERSIFIED BANKS-6.30%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04-11/22/04; Cost
  $4,228,740)(a)(b)(g)                              3,790,000         3,907,884
-------------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(g)                         3,229,000         3,341,724
-------------------------------------------------------------------------------
American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $598,887)(a)(b)            540,000           545,314
-------------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/21/05-
  04/22/05; Cost $6,649,844)(a)(b)                  5,340,000         6,962,239
-------------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Trust Pfd. Notes, 3.97%,
  06/08/28(a)(c)                                    2,675,000         2,605,717
-------------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.85%, 06/01/27 (Acquired 05/22/03-
  11/22/04; Cost $6,116,283)(a)(b)                  4,840,000         5,322,742
-------------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)           2,100,000         2,350,194
-------------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $2,100,000)(a)(b)(g)                              2,100,000         2,228,268
-------------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.23%, 02/01/27(a)                         3,790,000         4,098,733
-------------------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb., 10.00%,
  10/01/06(a)                                          75,000            79,711
-------------------------------------------------------------------------------


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  3.88%(a)(e)(g)                               $    2,300,000      $  2,044,990
-------------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 3.31%, 08/29/87(a)(e)             2,700,000         2,185,807
-------------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 3.31%(a)(e)(g)                   3,270,000         2,957,460
-------------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                                2,080,000         2,749,136
-------------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(a)(g)                                1,350,000         1,386,207
===============================================================================
                                                                     42,766,126
===============================================================================

DIVERSIFIED CHEMICALS-0.72%

Dow Capital B.V. (Netherlands)-Series G,
  Medium Term Notes, 8.64%, 06/01/22(a)             3,780,000         4,872,836
===============================================================================

DIVERSIFIED METALS & MINING-0.37%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb., 7.38%, 09/01/05(a)                          2,500,000         2,506,375
===============================================================================

ELECTRIC UTILITIES-1.66%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)             895,000           903,189
-------------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                   3,050,000         3,146,288
-------------------------------------------------------------------------------
Dynegy Holdings Inc., Sr. Sec. Gtd. Second
  Priority Notes, 10.13%, 07/15/13 (Acquired
  08/01/03; Cost $1,473,372)(a)(b)                  1,485,000         1,696,612
-------------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes, 6.40%, 04/01/06(a)                         1,320,000         1,338,612
-------------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd Unsub. Global
  Notes, 6.50%, 02/25/08(a)                         4,075,000         4,188,366
===============================================================================
                                                                     11,273,067
===============================================================================

FOOD RETAIL-0.29%

Couche-Tard U.S. L.P./Couche-Tard Finance
  Corp., Sr. Sub. Global Notes, 7.50%,
  12/15/13(a)                                       1,840,000         1,968,800
===============================================================================

GAS UTILITIES-0.19%

Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                       1,285,000         1,295,601
===============================================================================

GENERAL MERCHANDISE STORES-0.14%

Pantry, Inc. (The), Sr. Sub. Global Notes,
  7.75%, 02/15/14(a)                                  920,000           952,200
===============================================================================

GOLD-0.46%

Newmont Mining Corp., Unsec. Notes, 5.88%,
  04/01/35(a)                                       3,100,000         3,085,337
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


HEALTH CARE FACILITIES-1.07%

HCA Inc.,
  Medium Term Notes, 8.85%, 01/01/07(a)        $    2,250,000      $  2,345,040
-------------------------------------------------------------------------------
  Notes, 7.00%, 07/01/07(a)                         4,755,000         4,923,137
===============================================================================
                                                                      7,268,177
===============================================================================

HEALTH CARE SERVICES-0.35%

Orlando Lutheran Towers Inc., Bonds, 7.75%,
  07/01/11(a)                                       2,395,000         2,385,803
===============================================================================

HOMEBUILDING-1.83%

D.R. Horton, Inc.,
  Sr. Unsec. Gtd. Notes, 8.00%, 02/01/09(a)         2,725,000         2,973,656
-------------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.88%, 08/15/11(a)              5,000,000         5,618,750
-------------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                       1,065,000         1,072,359
-------------------------------------------------------------------------------
Ryland Group, Inc. (The),
  Sr. Unsec. Unsub. Notes,
  8.00%, 08/15/06(a)                                  750,000           774,307
-------------------------------------------------------------------------------
  9.75%, 09/01/10(a)                                1,890,000         1,991,304
===============================================================================
                                                                     12,430,376
===============================================================================

HOTELS, RESORTS & CRUISE LINES-0.30%

Intrawest Corp. (Canada), Sr. Unsec. Global
  Notes, 7.50%, 10/15/13(a)                         1,945,000         2,037,387
===============================================================================

HOUSEWARES & SPECIALTIES-1.26%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(a)                          8,310,000         8,544,757
===============================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.28%

Calpine Generating Co., LLC, Sec. Floating
  Rate Global Notes, 9.09%, 04/01/10(a)(h)          1,845,000         1,886,512
===============================================================================

INDUSTRIAL CONGLOMERATES-0.53%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  02/15/06(a)                                       1,700,000         1,720,485
-------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes, 5.80%,
  08/01/06(a)                                         675,000           686,178
-------------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03; Cost
  $1,307,772)(a)(b)                                 1,155,000         1,188,356
===============================================================================
                                                                      3,595,019
===============================================================================

INTEGRATED OIL & GAS-3.35%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                       6,630,000         7,839,842
-------------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                       4,185,000         4,468,576
-------------------------------------------------------------------------------
Husky Oil Ltd. (Canada),
  Sr. Unsec. Yankee Notes, 7.13%, 11/15/06(a)       3,650,000         3,758,843
-------------------------------------------------------------------------------
  Yankee Bonds, 8.90%, 08/15/28(a)                  6,000,000         6,637,500
===============================================================================
                                                                     22,704,761
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

INTEGRATED TELECOMMUNICATION SERVICES-4.32%

France Telecom S.A. (France),
  Sr. Unsec. Global Notes,
  7.20%, 03/01/06(a)                           $      660,000      $    672,454
-------------------------------------------------------------------------------
  8.50%, 03/01/31(a)                                2,190,000         3,025,156
-------------------------------------------------------------------------------
GTE Hawaiian Telephone Co., Inc.-Series A,
  Unsec. Deb., 7.00%, 02/01/06(a)                     955,000           959,680
-------------------------------------------------------------------------------
Qwest Communications International Inc., Sr.
  Unsec Gtd. Sub. Global Notes, 7.25%,
  02/15/11(a)                                       2,670,000         2,616,600
-------------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                         1,250,000         1,269,500
-------------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)              1,735,000         2,345,599
-------------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb., 6.75%, 05/15/27(a)                          3,110,000         3,293,117
-------------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 8.75%, 11/01/21(a)                   4,410,000         5,819,304
-------------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)              1,964,000         2,222,246
-------------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                          2,550,000         2,700,552
-------------------------------------------------------------------------------
Verizon Maryland Inc.-Series A, Unsec. Global
  Notes, 6.13%, 03/01/12(a)                         3,055,000         3,229,624
-------------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                          1,205,000         1,175,911
===============================================================================
                                                                     29,329,743
===============================================================================

INVESTMENT BANKING & BROKERAGE-0.50%

Goldman Sachs Capital I, Gtd. Sub. Trust Pfd.
  Bonds, 6.35%, 02/15/34(a)                         3,200,000         3,418,400
===============================================================================

LIFE & HEALTH INSURANCE-1.81%

Americo Life Inc., Notes, 7.88%, 05/01/13
  (Acquired 04/25/03; Cost $1,314,253)(a)(b)        1,330,000         1,394,505
-------------------------------------------------------------------------------
Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired 01/22/04-
  01/29/04; Cost $9,072,931)(a)(b)(i)               7,715,000         9,256,071
-------------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                                1,575,000         1,645,655
===============================================================================
                                                                     12,296,231
===============================================================================

METAL & GLASS CONTAINERS-0.56%

Crown European Holdings S.A. (France), Sr.
  Sec. Second Lien Global Notes, 9.50%,
  03/01/11(a)                                       1,025,000         1,135,188
-------------------------------------------------------------------------------
Owens-Brockway Glass Container Inc., Sr.
  Unsec. Gtd. Global Notes, 8.25%,
  05/15/13(a)                                       2,465,000         2,680,688
===============================================================================
                                                                      3,815,876
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


MOVIES & ENTERTAINMENT-0.45%

Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(a)              $    1,600,000      $  2,006,816
-------------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                  1,000,000         1,013,980
===============================================================================
                                                                      3,020,796
===============================================================================

MULTI-LINE INSURANCE-0.58%

Allmerica Financial Corp., Sr. Unsec. Unsub.
  Deb., 7.63%, 10/15/25(a)                          3,670,000         3,948,186
===============================================================================

MULTI-UTILITIES-0.96%

AES Red Oak LLC-Series A, Sr. Sec. Bonds,
  8.54%, 11/30/19(a)                                2,121,761         2,402,894
-------------------------------------------------------------------------------
DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                                1,320,000         1,342,770
-------------------------------------------------------------------------------
Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                                2,750,000         2,776,373
===============================================================================
                                                                      6,522,037
===============================================================================

MUNICIPALITIES-5.01%

Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
  4.61%, 02/15/14(a)                                  700,000           688,625
-------------------------------------------------------------------------------
  5.20%, 02/15/35(a)                                1,375,000         1,379,785
-------------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  4.96%, 04/01/20(a)(i)                             1,430,000         1,394,994
-------------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank; Taxable Series 2005
  A RB,
  4.87%, 07/15/16(a)                                1,185,000         1,183,519
-------------------------------------------------------------------------------
  5.22%, 07/15/20(a)                                1,400,000         1,412,432
-------------------------------------------------------------------------------
  5.28%, 01/15/22(a)                                  900,000           909,000
-------------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, 6.10%,
  05/01/24(a)(i)                                    7,800,000         8,151,000
-------------------------------------------------------------------------------
Louisiana (State of); Refunding Unlimited Tax
  Series 2005 A GO, 5.00%, 08/01/14(a)(i)           3,550,000         3,908,905
-------------------------------------------------------------------------------
Michigan (State of), Western Michigan
  University; Taxable Series 2005 RB,
  4.41%, 11/15/14(a)(i)                             1,275,000         1,277,856
-------------------------------------------------------------------------------
  5.25%, 11/15/24(a)(i)                               900,000           920,790
-------------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(a)          1,450,000         1,451,813
-------------------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (School Facilities Construction);
  Refunding Series 2005 K RB, 5.25%,
  12/15/14(a)(i)                                      650,000           722,586
-------------------------------------------------------------------------------
Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO, 4.83%, 06/30/28(a)(i)             1,900,000         1,839,314
-------------------------------------------------------------------------------


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(a)(i)                        $    2,500,000      $  2,471,775
-------------------------------------------------------------------------------
  4.21%, 07/01/08(a)(i)                             3,700,000         3,678,873
-------------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  7.41%, 07/10/30(a)(i)(j)                          2,700,000         2,593,620
===============================================================================
                                                                     33,984,887
===============================================================================

OIL & GAS EXPLORATION & PRODUCTION-2.71%

Newfield Exploration Co., Sr. Unsec. Unsub.
  Notes, 7.63%, 03/01/11(a)                         3,015,000         3,316,500
-------------------------------------------------------------------------------
Pemex Project Funding Master Trust,
  Series 12, Unsec. Gtd. Unsub. Notes, 5.75%,
  12/15/15 (Acquired 06/27/05; Cost
  $2,676,054)(a)(b)                                 2,695,000         2,664,277
-------------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(a)                                       7,725,000         9,367,335
-------------------------------------------------------------------------------
Petrozuata Finance, Inc. (Venezuela)-Series
  A, Gtd. Notes, 7.63%, 04/01/09 (Acquired
  10/13/04; Cost $3,288,231)(a)(b)                  3,102,104         3,040,062
===============================================================================
                                                                     18,388,174
===============================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.14%

Enterprise Products Operating L.P.,
  Sr. Notes, 4.95%, 06/01/10(a)                       665,000           661,170
-------------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes, 7.50%,
  02/01/11(a)                                         265,000           292,934
===============================================================================
                                                                        954,104
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-6.75%

ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds, 8.44%(a)(g)                    3,200,000         3,719,584
-------------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04-07/28/05; Cost
  $7,736,351)(a)(b)(g)                              6,845,000         7,600,962
-------------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 7.63%, 11/15/05(a)                         3,300,000         3,333,924
-------------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands), Series
  1999-2, Global Bonds, 9.69%, 08/15/09(a)          3,914,250         4,314,482
-------------------------------------------------------------------------------
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)       2,966,667         3,063,499
-------------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired 03/04/04;
  Cost $5,321,432)(a)(b)                            5,325,000         5,114,450
-------------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands),
  Class A, Sr. Floating Rate Notes, 3.98%,
  01/25/36 (Acquired 03/21/05; Cost
  $3,200,000)(a)(b)(c)(k)                           3,200,000         3,202,000
-------------------------------------------------------------------------------

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

  Sr. Notes, 9.25%, 03/15/30 (Acquired
  01/10/03-09/22/04; Cost $5,704,016)(a)(b)    $    4,921,111      $  5,894,064
-------------------------------------------------------------------------------
Toll Road Investors Partnership II, L.P.-
  Series A, Bonds, 5.50%, 02/15/45 (Acquired
  03/11/05-05/03/05; Cost
  $6,037,929)(a)(b)(i)(l)                          51,600,000         6,228,430
-------------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(g)               3,000,000         3,316,044
===============================================================================
                                                                     45,787,439
===============================================================================

PROPERTY & CASUALTY INSURANCE-3.65%

ACE INA Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.30%, 08/15/06(a)                           615,000           637,214
-------------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)              1,400,000         1,533,140
-------------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd. Notes, 8.50%, 04/15/12(a)                    8,100,000         8,919,558
-------------------------------------------------------------------------------
Markel Capital Trust I-Series B, Gtd. Trust
  Pfd. Notes, 8.71%, 01/01/46(a)                    2,000,000         2,161,240
-------------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $4,685,932)(a)(b)         4,392,000         4,652,709
-------------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired 01/21/04-
  06/09/05; Cost $7,040,963)(a)(b)                  6,800,000         6,836,380
===============================================================================
                                                                     24,740,241
===============================================================================

RAILROADS-0.10%

Union Pacific Corp., Unsec. Notes, 6.40%,
  02/01/06(a)                                         675,000           682,580
===============================================================================

REAL ESTATE-1.27%

Health Care Property Investors, Inc., Notes,
  5.63%, 05/01/17(a)                                2,290,000         2,282,947
-------------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(a)                                       1,300,000         1,308,073
-------------------------------------------------------------------------------
Host Marriott L.P.-Series I, Unsec. Gtd.
  Global Notes, 9.50%, 01/15/07(a)                  1,860,000         1,973,925
-------------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                    1,000,000         1,017,720
-------------------------------------------------------------------------------
Ventas Realty L.P./Ventas Capital Corp., Sr.
  Unsec. Gtd. Global Notes, 8.75%,
  05/01/09(a)                                       1,825,000         2,021,188
===============================================================================
                                                                      8,603,853
===============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.45%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                       3,000,000         3,078,720
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

REGIONAL BANKS-1.47%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(a)(c)   $    6,550,000      $  6,780,757
-------------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd. Bonds, 3.90%, 06/01/28(a)(c)                 1,160,000         1,093,114
-------------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                       2,120,000         2,107,068
===============================================================================
                                                                      9,980,939
===============================================================================

REINSURANCE-0.58%

GE Global Insurance Holding Corp.,
  Unsec. Notes,
  7.00%, 02/15/26(a)                                1,775,000         1,885,139
-------------------------------------------------------------------------------
  7.75%, 06/15/30(a)                                1,825,000         2,076,905
===============================================================================
                                                                      3,962,044
===============================================================================

RESTAURANTS-0.52%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                       2,765,000         2,882,761
-------------------------------------------------------------------------------
YUM! Brands, Inc., Sr. Unsec. Notes, 8.50%,
  04/15/06(a)                                         650,000           668,883
===============================================================================
                                                                      3,551,644
===============================================================================

SOVEREIGN DEBT-3.29%

Federative Republic of Brazil (Brazil),
  Series EI-L, Floating Rate Bonds, 4.25%,
  04/15/06(a)(e)                                    1,472,000         1,475,652
-------------------------------------------------------------------------------
  Unsec. Unsub. Global Bonds, 11.00%,
  08/17/40(a)                                       1,825,000         2,153,500
-------------------------------------------------------------------------------
Russian Federation (Russia),
  REGS, Unsec. Unsub. Euro Bonds, 10.00%,
  06/26/07 (Acquired 05/14/04; Cost
  $4,428,938)(a)(b)                                 3,950,000         4,338,680
-------------------------------------------------------------------------------
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost
  $4,246,447)(a)(b)(m)                              4,715,000         5,243,080
-------------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                                1,355,000         1,467,465
-------------------------------------------------------------------------------
  7.50%, 04/08/33(a)                                6,690,000         7,664,064
===============================================================================
                                                                     22,342,441
===============================================================================

SPECIALTY CHEMICALS-0.67%

Millennium America Inc., Sr. Unsec. Gtd.
  Global Notes, 9.25%, 06/15/08(a)                     10,000            11,000
-------------------------------------------------------------------------------
Stauffer Chemical, Deb., 5.54%, 04/15/18
  (Acquired 07/25/05; Cost
  $4,509,189)(b)(k)(l)                              8,950,000         4,509,117
===============================================================================
                                                                      4,520,117
===============================================================================

THRIFTS & MORTGAGE FINANCE-0.64%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%,
  08/01/06(a)                                         700,000           708,708
-------------------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub. Trust
  Pfd. Notes, 9.10%, 06/01/27(a)                    3,305,000         3,650,769
===============================================================================
                                                                      4,359,477
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------


TOBACCO-0.17%

Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06(a)                                  $    1,165,000      $  1,177,594
===============================================================================

TRADING COMPANIES & DISTRIBUTORS-1.03%

Western Power Distribution Holdings Ltd.
  (United Kingdom), Unsec. Unsub. Notes,
  7.38%, 12/15/28 (Acquired 01/25/05-
  03/03/05; Cost $7,063,757)(a)(b)                  6,225,000         6,954,695
===============================================================================

TRUCKING-1.07%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                                6,675,000         7,228,825
===============================================================================
    Total U.S. Dollar Denominated Bonds &
      Notes (Cost $496,574,166)                                     499,610,409
===============================================================================

NON-U.S. DOLLAR DENOMINATED BONDS &
  NOTES-7.45%(N)

AUSTRALIA-1.55%

New South Wales Treasury Corp. (Sovereign
  Debt)-Series 14RG, Gtd. Euro Bonds, 5.50%,
  08/01/14(a)                 AUD                  13,800,000        10,554,208
===============================================================================

CANADA-0.57%

Canadian Government (Sovereign Debt)- Series
  A55, Gtd. Bonds, 8.00%, 06/01/23(a)     CAD       3,200,000         3,839,059
===============================================================================

CAYMAN ISLANDS-0.62%

Sutton Bridge Financing Ltd. (Electric
  Utilities)-REGS, Gtd Euro Bonds, 8.63%,
  06/30/22 (Acquired 05/29/97-06/16/03; Cost
  $3,282,253)(a)(b)       GBP                       2,040,293         4,199,413
===============================================================================

GERMANY-1.82%

Bundesrepublik Deutschland (Sovereign Debt),
  Series 03, Euro Bonds, 4.75%, 07/04/34(a)
                  EUR                               6,000,000         8,566,068
-------------------------------------------------------------------------------
  Series 94, Euro Bonds, 6.25%, 01/04/24(a)
                  EUR                               2,300,000         3,768,971
===============================================================================
                                                                     12,335,039
===============================================================================

ITALY-0.49%

Italian Government (Sovereign Debt), Unsec.
  Unsub. Global Bonds, 5.88%, 08/14/08(a) AUD       4,310,000         3,301,815
===============================================================================

JAPAN-0.71%

Takefuji Corp. (Consumer Finance), Sr. Unsec.
  Medium Term Euro Notes, 1.01%,
  03/01/34(a)                 JPY               1,000,000,000         4,844,977
===============================================================================

LUXEMBOURG-0.49%

International Bank for Reconstruction &
  Development (The) (Diversified Banks)-
  Series E, Sr. Unsec. Medium Term Global
  Notes, 6.35%, 08/20/07(a)(l)          NZD         5,600,000         3,350,881
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

SPAIN-0.70%

Spanish Government (Sovereign Debt), Euro
  Bonds, 4.20%, 01/31/37(a)           EUR           3,650,000      $  4,763,476
===============================================================================

UNITED KINGDOM-0.50%

United Kingdom (Treasury of) (Sovereign
  Debt), Bonds, 5.00%, 09/07/14(a)      GBP         1,825,000         3,376,661
===============================================================================
    Total Non-U.S. Dollar Denominated Bonds &
      Notes (Cost $48,346,788)                                       50,565,529
===============================================================================

U.S. MORTGAGE-BACKED SECURITIES-7.88%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-4.38%

Pass Through Ctfs.,
  8.50%, 03/01/10(a)                           $       52,499            54,647
-------------------------------------------------------------------------------
  7.00%, 06/01/15 to 06/01/32(a)                       86,642            90,785
-------------------------------------------------------------------------------
  6.50%, 04/01/16 to 01/01/35(a)                    3,172,747         3,286,203
-------------------------------------------------------------------------------
  5.50%, 09/01/16 to 12/01/33(a)                    3,950,451         3,995,183
-------------------------------------------------------------------------------
  6.00%, 04/01/17 to 11/01/33(a)                    2,026,986         2,083,531
-------------------------------------------------------------------------------
  7.50%, 06/01/30(a)                                    4,988             5,327
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/20(a)(o)                            20,500,000        20,173,281
===============================================================================
                                                                     29,688,957
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.77%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 11/01/34(a)                      395,029           421,163
-------------------------------------------------------------------------------
  7.00%, 02/01/16 to 09/01/32(a)                      731,683           769,102
-------------------------------------------------------------------------------
  6.50%, 09/01/16 to 09/01/34(a)                    3,558,671         3,685,791
-------------------------------------------------------------------------------
  6.00%, 07/01/17 to 01/01/19(a)                    2,127,830         2,199,224
-------------------------------------------------------------------------------
  5.00%, 01/01/18 to 09/01/18(a)                      787,793           790,459
-------------------------------------------------------------------------------
  8.50%, 10/01/28(a)                                  117,013           127,683
-------------------------------------------------------------------------------
  8.00%, 10/01/30 to 04/01/32(a)                      507,643           545,302
-------------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/20(a)(o)                             2,295,080         2,300,818
-------------------------------------------------------------------------------
  5.50%, 08/01/20 to 08/01/35(a)(o)                 5,825,486         5,871,520
-------------------------------------------------------------------------------
  6.00%, 08/01/35(a)(o)                             2,036,700         2,081,253
===============================================================================
                                                                     18,792,315
===============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-0.73%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 01/15/32(a)                      389,563      $    419,148
-------------------------------------------------------------------------------
  8.50%, 11/15/24(a)                                  192,603           212,279
-------------------------------------------------------------------------------
  8.00%, 09/20/26(a)                                   84,803            91,126
-------------------------------------------------------------------------------
  6.50%, 03/15/31 to 09/15/32(a)                    1,222,437         1,278,388
-------------------------------------------------------------------------------
  7.00%, 04/15/31 to 08/15/31(a)                       38,263            40,434
-------------------------------------------------------------------------------

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

  6.00%, 12/15/31 to 02/15/33(a)               $    1,233,073         1,269,012
-------------------------------------------------------------------------------
  5.50%, 02/15/34(a)                                1,630,829         1,652,592
===============================================================================
                                                                      4,962,979
===============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $53,714,468)                                             53,444,251
===============================================================================

ASSET-BACKED SECURITIES-6.75%

AEROSPACE & DEFENSE-0.45%

Systems 2001 Asset Trust LLC (Cayman
  Islands)-Series 2001, Class G, Pass Through
  Ctfs., 6.66%, 09/15/13 (Acquired 02/09/05;
  Cost $3,118,543)(a)(b)(i)                         2,809,878         3,060,434
===============================================================================

CONSUMER RECEIVABLES-0.63%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bonds,
  4.08%, 10/25/36 (Acquired 03/24/04-
  05/26/04; Cost $4,246,527)(b)(c)(k)               4,287,875         4,244,996
===============================================================================

MULTI-SECTOR HOLDINGS-0.22%

Longport Funding Ltd. (Cayman Islands)-
  Series 2005-2A, Class A1J, Floating Rate
  Bonds, 3.69%, 02/03/40 (Acquired 03/31/05;
  Cost $1,500,000)(b)(c)(k)                         1,500,000         1,500,000
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.27%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  06/01/00-07/27/05; Cost $8,764,502)(a)(b)         7,620,000         9,344,558
-------------------------------------------------------------------------------
Lilacs Repackaging 2005-I-Series A, Sec.
  Notes, 5.14%, 01/11/64 (Acquired 07/14/05,
  Cost $1,500,000)(b)(k)                            1,500,000         1,500,000
-------------------------------------------------------------------------------
Patrons' Legacy 2003-III-Series A, Ctfs.,
  5.65%, 01/17/17 (Acquired 12/12/03-
  11/04/04; Cost $3,512,705)(b)(k)                  3,500,000         3,528,700
-------------------------------------------------------------------------------
Patrons' Legacy 2004-I-Series A, Ctfs.,
  6.67%, 02/04/17 (Acquired 04/30/04; Cost
  $10,000,000)(b)(k)                               10,000,000        10,227,000
-------------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 4.35%, (Acquired
  12/07/04; Cost $4,400,000)(a)(b)(g)(h)            4,400,000         4,386,048
===============================================================================
                                                                     28,986,306
===============================================================================

PROPERTY & CASUALTY INSURANCE-0.64%

North Front Pass-Through Trust, Notes, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $4,327,916)(a)(b)                                 4,300,000         4,354,739
===============================================================================


                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

REINSURANCE-0.54%

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired 01/07/05;
  Cost $3,600,000)(a)(b)                       $    3,600,000      $  3,650,868
===============================================================================
    Total Asset-Backed Securities (Cost
      $44,956,249)                                                   45,797,343
===============================================================================

                                                   SHARES
WARRANTS & OTHER EQUITY INTERESTS-4.64%

BROADCASTING & CABLE TV-0.00%

ONO Finance PLC (United Kingdom)-REGS- Wts.,
  expiring 01/05/09 (Acquired 07/30/99; Cost
  $0)(b)(k)(p)(q)                                         300                 0
===============================================================================

DIVERSIFIED BANKS-0.59%

HSBC Capital Funding L.P./Jersey Channel
  Islands (United Kingdom), 4.61% Pfd.
  (Acquired 11/05/03; Cost $3,869,958)(a)(b)        4,150,000         3,979,850
===============================================================================

DIVERSIFIED CAPITAL MARKETS-0.74%

UBS Preferred Funding Trust I, 8.62% Pfd.(a)        4,300,000         5,047,125
===============================================================================

HOME FURNISHINGS-0.00%

O'Sullivan Industries, Inc.-Series B,
  Pfd.-Wts., expiring 11/05/09 (Acquired
  06/13/00; Cost $0)(b)(k)(p)(q)                        3,845                 0
-------------------------------------------------------------------------------
O'Sullivan Industries, Inc-Wts., expiring
  11/15/09 (Acquired 06/13/00; Cost
  $0)(b)(k)(p)(q)                                       3,845                 0
===============================================================================
                                                                              0
===============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-0.00%

McLeodUSA Inc.-Wts., expiring 04/16/07(p)              17,844                98
-------------------------------------------------------------------------------
NTELOS Inc.-Wts., expiring 08/15/10 (Acquired
  07/21/00-11/15/00; Cost
  $48,673)(b)(k)(p)(q)                                  6,485                 0
===============================================================================
                                                                             98
===============================================================================

LIFE & HEALTH INSURANCE-0.31%

Aegon N.V. (Netherlands), 6.38% Pfd.                   83,000         2,131,440
===============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-2.12%

ABN AMRO XVIII Custodial Receipts- Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,799,995)(b)(k)(r)                                     18         1,800,000
-------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III, 3.73%
  Floating Rate Pfd. (Acquired 03/17/04-
  09/28/04; Cost $6,529,479)(a)(b)(c)                   6,700         6,638,729
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                      MARKET
                                                   SHARES             VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Zurich RegCaPS Funding Trust IV, 3.80%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $2,050,610)(a)(b)(c)                                  2,100         2,051,051
-------------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 3.98%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $3,885,868)(a)(b)(c)                                  4,000      $  3,885,484
===============================================================================
                                                                     14,375,264
===============================================================================

THRIFTS & MORTGAGE FINANCE-0.88%

Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(s)                                              59,700         2,967,090
-------------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(s)                                              59,700         2,996,940
===============================================================================
                                                                      5,964,030
===============================================================================
    Total Warrants & Other Equity Interests
      (Cost $31,590,136)                                             31,497,807
===============================================================================

                                                 PRINCIPAL
                                                   AMOUNT

U.S. TREASURY SECURITIES-1.78%

U.S. TREASURY INFLATION-INDEXED BONDS-0.24%

2.00%, 07/15/14(a)                             $    1,650,272(t)      1,668,581
===============================================================================

U.S. TREASURY STRIPS-1.54%

4.76%, 02/15/23(a)(u)                               9,225,000         4,107,985
-------------------------------------------------------------------------------
4.54%, 05/15/25(a)(u)                               6,600,000         2,650,296
-------------------------------------------------------------------------------
4.71%, 08/15/28(a)(u)                              10,475,000         3,669,497
===============================================================================
                                                                     10,427,778
===============================================================================
    Total U.S. Treasury Securities (Cost
      $12,029,727)                                                   12,096,359
===============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-1.51%

FEDERAL HOME LOAN BANK-0.49%

Unsec. Global Bonds, 4.10%, 06/13/08(a)             3,400,000         3,362,464
===============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.02%

Unsec. Floating Rate Global Notes,
  4.65%, 02/17/09(a)(h)                             7,000,000         6,898,850
===============================================================================
    Total U.S. Government Agency Securities
      (Cost $10,379,905)                                             10,261,314
===============================================================================

BUNDLED SECURITIES-0.29%

Targeted Return Index Securities Index Trust-
  Series HY 2005-1, Sec. Bonds, 7.65%,
  06/15/05 (Acquired 07/20/05; Cost
  $1,927,667)(a)(b)                                 1,835,000         1,932,332
===============================================================================

                                                 PRINCIPAL            MARKET
                                                   AMOUNT             VALUE
-------------------------------------------------------------------------------

                                                                      MARKET
                                                   SHARES             VALUE
-------------------------------------------------------------------------------

MONEY MARKET FUNDS-0.19%

Liquid Assets Portfolio-Institutional
  Class(v)                                            635,346      $    635,346
-------------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(v)           635,346           635,346
===============================================================================
    Total Money Market Funds (Cost
      $1,270,692)                                                     1,270,692
===============================================================================
TOTAL INVESTMENTS-104.12% (Cost $700,789,798)                       706,476,036
===============================================================================
OTHER ASSETS LESS LIABILITIES-(4.12%)                               (27,930,486)
===============================================================================
NET ASSETS-100.00%                                                 $678,545,550
_______________________________________________________________________________
===============================================================================

Investment Abbreviations:

AUD      - Australian Dollar
CAD      - Canadian Dollar
Ctfs.    - Certificates
Deb.     - Debentures
CARS     - Convertible Auction Rate Securities
EUR      - Euro
GBP      - British Pound Sterling
GO       - General Obligation Bonds
Gtd.     - Guaranteed
JPY      - Japanese Yen
NZD      - New Zealand Dollar
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
Sec.     - Secured
Sr.      - Senior
STRIPS   - Separately Traded Registered Interest and Principal Security
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated
Wts.     - Warrants

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $669,799,963, which represented 94.81% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $176,584,951, which represented 26.02% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest and/or dividend rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) Defaulted security. Currently, the issuer is in default with respect to interest payments. The market value of this security at July 31, 2005 represented less than 1% of the Fund's Total Investments.
(e) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on July 31, 2005.
(f) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1I and Note 8.
(g) Perpetual bond with no specified maturity date.
(h) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(i) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., or MBIA Insurance Corp.
(j) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(k) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $30,511,813, which represented 4.50% of the Fund's Net Assets.
(l) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity.
(m) Step bond issued at discount. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(n) Foreign denominated security. Par value is denominated in currency indicated.
(o) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(p) Non-income producing security acquired as part of a unit with or in exchange for other securities.
(q) Security fair valued in good faith in accordance with the procedures established by the Board of Trustees. The aggregate market value of these securities at July 31, 2005 was less than 1% of the Fund's Total Investments. See Note 1A.
(r) Dividend rate is redetermined annually. Rate shown is the rate in effect on July 31, 2005.
(s) Interest rate is redetermined bi-annually. Rate shown is the rate in effect on July 31, 2005.
(t) Principal amount of security and interest payments are adjusted for inflation.
(u) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(v) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $699,519,106)                                $ 705,205,344
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $1,270,692)                                1,270,692
============================================================
    Total investments (cost $700,789,798)        706,476,036
============================================================
Foreign currencies, at market value (cost
  $116,114)                                          115,428
============================================================
Receivables for:
  Investments sold                                12,454,850
------------------------------------------------------------
  Fund shares sold                                   713,440
------------------------------------------------------------
  Dividends and interest                          10,200,553
------------------------------------------------------------
  Investments matured (Note 10)                      726,750
------------------------------------------------------------
  Foreign currency contracts closed                  387,419
------------------------------------------------------------
  Foreign currency contracts outstanding             224,879
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               169,805
------------------------------------------------------------
Other assets                                          46,774
============================================================
    Total assets                                 731,515,934
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                           49,436,081
------------------------------------------------------------
  Fund shares reacquired                           1,416,622
------------------------------------------------------------
  Amount due custodian                               264,908
------------------------------------------------------------
  Dividends                                          752,754
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 230,983
------------------------------------------------------------
  Variation margin                                   351,794
------------------------------------------------------------
Accrued distribution fees                            256,343
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,179
------------------------------------------------------------
Accrued transfer agent fees                          148,119
------------------------------------------------------------
Accrued operating expenses                           110,601
============================================================
    Total liabilities                             52,970,384
============================================================
Net assets applicable to shares outstanding    $ 678,545,550
____________________________________________________________
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $ 958,064,378
------------------------------------------------------------
Undistributed net investment income                 (431,314)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities, foreign currencies,
  foreign currency contracts and futures
  contracts                                     (284,152,288)
------------------------------------------------------------
Unrealized appreciation of investment
  securities, foreign currencies, foreign
  currency contracts and futures contracts         5,064,774
============================================================
                                               $ 678,545,550
____________________________________________________________
============================================================

NET ASSETS:

Class A                                        $ 356,661,340
____________________________________________________________
============================================================
Class B                                        $ 156,363,278
____________________________________________________________
============================================================
Class C                                        $  32,304,520
____________________________________________________________
============================================================
Class R                                        $   2,371,058
____________________________________________________________
============================================================
Investor Class                                 $ 130,845,354
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           54,741,259
____________________________________________________________
============================================================
Class B                                           23,974,739
____________________________________________________________
============================================================
Class C                                            4,967,909
____________________________________________________________
============================================================
Class R                                              364,412
____________________________________________________________
============================================================
Investor Class                                    20,050,081
____________________________________________________________
============================================================
Class A:
  Net asset value per share                    $        6.52
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $6.52 divided
      by 95.25%)                               $        6.85
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                      $        6.52
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                      $        6.50
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                      $        6.51
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                      $        6.53
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $37,538,154
-------------------------------------------------------------------------
Dividends                                                         609,114
-------------------------------------------------------------------------
Dividends from affiliates                                         216,464
=========================================================================
    Total investment income                                    38,363,732
=========================================================================

EXPENSES:

Advisory fees                                                   2,997,579
-------------------------------------------------------------------------
Administrative services fees                                      207,412
-------------------------------------------------------------------------
Custodian fees                                                    110,167
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         922,383
-------------------------------------------------------------------------
  Class B                                                       1,765,662
-------------------------------------------------------------------------
  Class C                                                         347,654
-------------------------------------------------------------------------
  Class R                                                           9,621
-------------------------------------------------------------------------
  Investor Class                                                  364,083
-------------------------------------------------------------------------
Transfer agent fees                                             1,786,407
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          41,529
-------------------------------------------------------------------------
Other                                                             451,944
=========================================================================
    Total expenses                                              9,004,441
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (102,994)
=========================================================================
    Net expenses                                                8,901,447
=========================================================================
Net investment income                                          29,462,285
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES, FOREIGN CURRENCIES, FOREIGN CURRENCY CONTRACTS
  AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                         9,775,218
-------------------------------------------------------------------------
  Foreign currencies                                              198,194
-------------------------------------------------------------------------
  Foreign currency contracts                                   (1,860,769)
-------------------------------------------------------------------------
  Futures contracts                                             5,443,724
=========================================================================
                                                               13,556,367
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                         4,311,873
-------------------------------------------------------------------------
  Foreign currencies                                               (7,361)
-------------------------------------------------------------------------
  Foreign currency contracts                                   (1,174,522)
-------------------------------------------------------------------------
  Futures contracts                                            (2,732,140)
=========================================================================
                                                                  397,850
=========================================================================
Net gain from investment securities, foreign currencies,
  foreign currency contracts and futures contracts             13,954,217
=========================================================================
Net increase in net assets resulting from operations          $43,416,502
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005             2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  29,462,285    $ 33,057,226
-------------------------------------------------------------------------------------------
  Net realized gain from investment securities, foreign
    currencies, foreign currency contracts and futures
    contracts                                                    13,556,367      15,061,062
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities, foreign currencies, foreign currency
    contracts and futures contracts                                 397,850       1,249,583
===========================================================================================
    Net increase in net assets resulting from operations         43,416,502      49,367,871
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (23,725,927)    (24,850,068)
-------------------------------------------------------------------------------------------
  Class B                                                       (10,055,364)    (12,157,590)
-------------------------------------------------------------------------------------------
  Class C                                                        (1,984,217)     (2,104,961)
-------------------------------------------------------------------------------------------
  Class R                                                          (116,637)        (52,031)
-------------------------------------------------------------------------------------------
  Investor Class                                                 (9,373,602)     (8,381,763)
===========================================================================================
    Decrease in net assets resulting from distributions         (45,255,747)    (47,546,413)
===========================================================================================
Share transactions-net:
  Class A                                                       (27,027,949)    (64,220,848)
-------------------------------------------------------------------------------------------
  Class B                                                       (39,542,595)    (61,960,399)
-------------------------------------------------------------------------------------------
  Class C                                                        (4,539,854)     (5,120,031)
-------------------------------------------------------------------------------------------
  Class R                                                         1,056,744         832,304
-------------------------------------------------------------------------------------------
  Investor Class                                                (32,922,939)    166,418,910
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (102,976,593)     35,949,936
===========================================================================================
    Net increase (decrease) in net assets                      (104,815,838)     37,771,394
===========================================================================================

NET ASSETS:

  Beginning of year                                             783,361,388     745,589,994
===========================================================================================
  End of year (including undistributed net investment income
    of $(431,314) and $2,486,825, respectively).              $ 678,545,550    $783,361,388
___________________________________________________________________________________________
===========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Income Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

I. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

J. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
 __________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $947.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $84,710.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $207,412.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $1,786,407.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $922,383, $1,765,662, $347,654, $9,621, and $364,083, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $78,768 in front-end sales commissions from the sale of Class A shares and $2,129, $48,430, $4,946 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.


INVESTMENTS OF DAILY AVAILABLE CASH BALANCES:

                                                                         CHANGE IN
                    MARKET                                               UNREALIZED         MARKET
                     VALUE          PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $3,398,721       $124,379,712      $(127,143,087)      $       --       $  635,346      $ 50,567     $       --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class            3,398,721        124,379,712       (127,143,087)              --          635,346        51,010             --
==================================================================================================================================
  Subtotal        $6,797,442       $248,759,424      $(254,286,174)      $       --       $1,270,692      $101,577     $       --
__________________________________________________________________________________________________________________________________
==================================================================================================================================


INVESTMENTS IN OTHER AFFILIATES:

    The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The following is a summary of the transactions with affiliates for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED         MARKET
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION         VALUE        DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-Series
  B, 2.91%
  Floating Rate
  Pfd.            $   600,000      $         --      $    (600,000)      $       --       $       --      $ 13,786     $       --
----------------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-Series
  C, 2.91%
  Floating Rate
  Pfd.              1,500,000                --         (1,500,000)              --               --        34,466             --
----------------------------------------------------------------------------------------------------------------------------------
Shell Frontier
  Oil & Gas
  Inc.-Series
  D, 2.91%
  Floating Rate
  Pfd.              2,900,000                --         (2,900,000)              --               --        66,635             --
==================================================================================================================================
  Subtotal        $ 5,000,000      $         --      $  (5,000,000)      $       --       $       --      $114,887     $       --
==================================================================================================================================
  Total           $11,797,442      $248,759,424      $(259,286,174)      $       --       $1,270,692      $216,464     $       --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $17,337.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $6,671 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the Fund had average borrowings for the 16 days the borrowings were outstanding, in the amount of $3,966,869 with a weighted average interest of 2.82% and interest expense of $4,900. During the year ended July 31, 2005, the Fund did not lend under this facility.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under this facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--FOREIGN CURRENCY CONTRACTS

OPEN FOREIGN CURRENCY CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------------
                                                                             CONTRACT TO                             UNREALIZED
SETTLEMENT                                                            --------------------------                    APPRECIATION
DATE                                               CURRENCY             DELIVER        RECEIVE         VALUE       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
08/12/05                                    Japanese Yen              520,000,000    $ 4,970,274    $ 4,631,380      $ 338,894
---------------------------------------------------------------------------------------------------------------------------------
09/13/05                                    British Pound Sterling        350,000        632,527        614,407         18,120
---------------------------------------------------------------------------------------------------------------------------------
09/16/05                                    New Zealand Dollar          4,680,000      3,281,990      3,169,195        112,795
---------------------------------------------------------------------------------------------------------------------------------
09/29/05                                    Canadian Dollar             4,300,000      3,503,911      3,518,245        (14,334)
---------------------------------------------------------------------------------------------------------------------------------
10/19/05                                    Euro                       13,800,000     16,677,300     16,791,778       (114,478)
---------------------------------------------------------------------------------------------------------------------------------
10/20/05                                    Australian Dollar          17,300,000     12,923,100     13,039,218       (116,118)
=================================================================================================================================
                                                                                     $41,989,102    $41,764,223      $ 224,879
_________________________________________________________________________________________________________________________________
=================================================================================================================================

NOTE 8--FUTURES CONTRACTS

On July 31, 2005, $10,300,000 principal amount of investment grade corporate bonds were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             UNREALIZED
                                                               NO. OF         MONTH/          MARKET        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT        VALUE        (DEPRECIATION)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        68       Sep-06/Long     $ 16,240,950      $  (7,140)
-------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                       198       Dec-06/Long       47,272,500       (111,265)
-------------------------------------------------------------------------------------------------------------------------
Japanese Government 10 Year Bonds                                 12       Sep-05/Short     (14,934,496)        83,337
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 Year Notes                                      481       Sep-05/Long       53,383,484       (794,861)
-------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 Year Bonds                                       39       Sep-05/Long        4,497,188          1,024
=========================================================================================================================
                                                                                           $106,459,626      $(828,905)
_________________________________________________________________________________________________________________________
=========================================================================================================================

NOTE 9--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from ordinary income:                      $45,255,747    $47,546,413
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
-----------------------------------------------------------------------------
Undistributed ordinary income                                   $   4,856,512
-----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments              (1,714,787)
-----------------------------------------------------------------------------
Temporary book/tax differences                                       (316,484)
-----------------------------------------------------------------------------
Capital loss carryover                                           (278,116,330)
-----------------------------------------------------------------------------
Post-October Capital loss deferral                                 (4,227,739)
-----------------------------------------------------------------------------
Shares of beneficial interest                                     958,064,378
=============================================================================
  Total Equity                                                  $ 678,545,550
_____________________________________________________________________________
=============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts and futures contracts, and differing treatment of bond premium amortization, partnerships and defaulted bonds. The tax-basis unrealized appreciation (depreciation) on investments includes appreciation (depreciation) on foreign currencies of $(17,438) and appreciation on futures contracts of $83,337.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $205,576,492 of capital loss carryforward in the fiscal year ended July 31, 2006.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
July 31, 2006                                                 $  8,811,288
---------------------------------------------------------------------------
July 31, 2007                                                   25,933,590
---------------------------------------------------------------------------
July 31, 2008                                                   40,380,261
---------------------------------------------------------------------------
July 31, 2009                                                   36,238,439
---------------------------------------------------------------------------
July 31, 2010                                                   96,935,672
---------------------------------------------------------------------------
July 31, 2011                                                   67,966,234
---------------------------------------------------------------------------
July 31, 2013                                                    1,850,846
===========================================================================
Total capital loss carryforward                               $278,116,330
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of June 23, 2003, the date of the reorganization of AIM Global Income Fund into the Fund, are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 10--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $610,288,101 and $700,935,996, respectively.

    Receivable for investments matured represents the estimated proceeds to the Fund by Adelphia Communications Corp., which is in default with respect to the principal payments on $850,000 par value, Series B Senior Unsecured Notes, 9.25%, which were due October 1, 2002. This estimate was determined in accordance with the fair valuation procedures authorized by the Board of Trustees.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  9,744,823
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (11,525,509)
==============================================================================
Net unrealized appreciation of investment securities             $ (1,780,686)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $708,256,722.

NOTE 11--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, partnership transactions, bond premium amortization, paydowns on mortgage-backed securities, defaulted bonds and capital loss carryforward limitations, on July 31, 2005, undistributed net investment income was increased by $12,875,323, undistributed net realized gain (loss) was decreased by $(11,424,832) and shares of beneficial interest decreased by $(1,450,491). This reclassification had no effect on the net assets of the Fund.

NOTE 12--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                          2005                            2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       8,293,937    $  54,548,610     10,509,207    $  69,615,024
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,615,616       23,824,897      3,486,485       23,152,163
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,037,334        6,818,998      1,363,257        9,045,558
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         218,153        1,434,231        182,093        1,204,694
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             3,094,081       20,402,173      3,753,160       24,979,653
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,745,732       18,083,697      2,883,800       19,119,681
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,086,772        7,164,424      1,335,831        8,868,205
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         237,059        1,558,115        250,635        1,658,843
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          17,672          116,088          7,873           52,039
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                             1,277,149        8,425,538      1,141,666        7,586,388
==========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                              --               --        768,863        5,095,481
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --         93,808          622,323
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        265,700        1,758,132
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                                    --               --     33,350,556      221,411,294
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,131,500       14,027,383      2,719,060       18,035,639
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,129,425)     (14,027,383)    (2,714,995)     (18,035,639)
==========================================================================================================================
Reacquired:
  Class A                                                     (17,262,658)    (113,687,639)   (26,596,888)    (176,086,673)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (8,574,545)     (56,504,533)   (11,571,725)     (76,567,451)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (1,966,402)     (12,916,967)    (2,662,267)     (17,582,564)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         (75,258)        (493,575)       (64,441)        (424,429)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            (9,376,304)     (61,750,650)   (13,190,227)     (87,558,425)
==========================================================================================================================
                                                              (15,629,587)   $(102,976,593)     5,311,451    $  35,949,936
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Select Income Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Select Income Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 34,478,927 shares of the Fund for 42,791,496 shares of INVESCO Select Income Fund outstanding as of the close of business on October 31, 2003. INVESCO Select Income Fund's net assets at that date of $228,887,230, including $3,699,693 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $714,702,935.

NOTE 13--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                      ---------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                      ---------------------------------------------------------------------------
                                                        2005               2004           2003           2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                  $   6.54           $   6.51       $   6.20       $   6.91          $   7.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   0.28(a)            0.28(a)        0.34(a)        0.44(a)(b)        0.53
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       0.12               0.15           0.35          (0.70)            (0.23)
=================================================================================================================================
    Total from investment operations                      0.40               0.43           0.69          (0.26)             0.30
=================================================================================================================================
Less distributions:
  Dividends from net investment income                   (0.42)             (0.40)         (0.38)         (0.43)            (0.51)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                         --                 --             --          (0.02)            (0.02)
=================================================================================================================================
    Total distributions                                  (0.42)             (0.40)         (0.38)         (0.45)            (0.53)
=================================================================================================================================
Net asset value, end of period                        $   6.52           $   6.54       $   6.51       $   6.20          $   6.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                           6.27%              6.64%         11.36%         (4.05)%            4.42%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)              $356,661           $384,741       $446,526       $281,966          $346,967
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                   1.01%(d)(e)        0.99%(e)       1.02%          0.96%             0.95%
=================================================================================================================================
Ratio of net investment income to average net assets      4.27%(d)           4.25%          5.19%          6.57%(b)          7.57%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                     85%               155%           141%            70%               83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.45 and the ratio of net investment income to average net assets would have been 6.76%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $368,953,207.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.02% and 1.00% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                                                                        CLASS B
                                                       --------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                       --------------------------------------------------------------------------
                                                         2005              2004           2003           2002              2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                   $   6.55          $   6.52       $   6.21       $   6.92          $   7.14
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                    0.23(a)           0.23(a)        0.29(a)        0.39(a)(b)        0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                            0.11              0.15           0.35          (0.70)            (0.23)
=================================================================================================================================
    Total from investment operations                       0.34              0.38           0.64          (0.31)             0.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                    (0.37)            (0.35)         (0.33)         (0.38)            (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                          --                --             --          (0.02)            (0.02)
=================================================================================================================================
    Total distributions                                   (0.37)            (0.35)         (0.33)         (0.40)            (0.47)
=================================================================================================================================
Net asset value, end of period                         $   6.52          $   6.55       $   6.52       $   6.21          $   6.92
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                            5.32%             5.86%         10.53%         (4.76)%            3.67%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $156,363          $196,237       $256,642       $216,710          $237,118
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                    1.76%(d)(e)       1.74%(e)       1.77%          1.71%             1.71%
=================================================================================================================================
Ratio of net investment income to average net assets       3.52%(d)          3.50%          4.44%          5.82%(b)          6.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                      85%              155%           141%            70%               83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $176,566,177.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.77% and 1.75% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                                                                           CLASS C
                                                            ---------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                            ---------------------------------------------------------------------
                                                             2005             2004          2003          2002             2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                        $  6.53          $  6.51       $  6.19       $  6.91          $  7.13
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.23(a)          0.23(a)       0.29(a)       0.39(a)(b)       0.48
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                0.11             0.14          0.36         (0.71)           (0.23)
=================================================================================================================================
    Total from investment operations                           0.34             0.37          0.65         (0.32)            0.25
=================================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.37)           (0.35)        (0.33)        (0.38)           (0.45)
---------------------------------------------------------------------------------------------------------------------------------
  Return of capital                                              --               --            --         (0.02)           (0.02)
=================================================================================================================================
    Total distributions                                       (0.37)           (0.35)        (0.33)        (0.40)           (0.47)
=================================================================================================================================
Net asset value, end of period                              $  6.50          $  6.53       $  6.51       $  6.19          $  6.91
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(c)                                                5.34%            5.72%        10.73%        (4.92)%           3.68%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                    $32,305          $36,947       $41,912       $37,769          $44,216
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                        1.76%(d)(e)      1.74%(e)      1.77%         1.71%            1.71%
=================================================================================================================================
Ratio of net investment income to average net assets           3.52%(d)         3.50%         4.44%         5.82%(b)         6.81%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                          85%             155%          141%           70%              83%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 6.01%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $34,765,405.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.77% and 1.75% for the year ended July 31, 2005 and July 31, 2004, respectively.

                                                                                      CLASS R
                                                              -------------------------------------------------------
                                                                                                        JUNE 2, 2002
                                                                                                         (DATE SALES
                                                                      YEAR ENDED JULY 31,               COMMENCED) TO
                                                              -----------------------------------         JULY 31,
                                                               2005            2004         2003            2002
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 6.53          $ 6.51       $ 6.20          $ 6.53
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.26(a)         0.26(a)      0.32(a)         0.06(a)(b)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 0.12            0.14         0.35           (0.32)
=====================================================================================================================
    Total from investment operations                            0.38            0.40         0.67           (0.26)
=====================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.40)          (0.38)       (0.36)          (0.05)
---------------------------------------------------------------------------------------------------------------------
  Return of capital                                               --              --           --           (0.02)
=====================================================================================================================
    Total distributions                                        (0.40)          (0.38)       (0.36)          (0.07)
=====================================================================================================================
Net asset value, end of period                                $ 6.51          $ 6.53       $ 6.51          $ 6.20
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(c)                                                 5.99%           6.20%       11.08%          (4.01)%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $2,371          $1,331       $  509          $   10
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets                         1.26%(d)(e)     1.24%(e)     1.27%           1.21%(f)
=====================================================================================================================
Ratio of net investment income to average net assets            4.02%(d)        4.00%        4.94%           6.32%(b)(f)
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate(g)                                        85%            155%         141%             70%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses as adjustments to interest income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to interest income, the net investment income per share would have been $0.07 and the ratio of net investment income to average net assets would have been 6.51%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $1,924,218.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.27% and 1.25% for the year ended July 31, 2005 and July 31, 2004, respectively.
(f)  Annualized.
(g)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   6.55             $   6.71
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.28(a)              0.24(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.12                (0.06)
=================================================================================================
    Total from investment operations                               0.40                 0.18
=================================================================================================
Less distributions from net investment income                     (0.42)               (0.34)
=================================================================================================
Net asset value, end of period                                 $   6.53             $   6.55
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                    6.26%                2.67%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $130,845             $164,105
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                   1.01%(c)             1.00%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.02%(c)             1.01%(d)
=================================================================================================
Ratio of net investment income to average net assets               4.27%(c)             4.24%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           85%                 155%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $145,670,845.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 14--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 15--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under
Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Income Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Income Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005




The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 0.77% is eligible for the dividends received deduction for corporations.
For its tax year ended July 31, 2005, the Fund designated 0.77%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)
Of the ordinary dividends paid, 0.82% was derived from U.S. Treasury
Obligations.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)
The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 96.59%, 96.45%, 96.88%, respectively.

   DOMESTIC EQUITY AIM                             INTERNATIONAL/GLOBAL EQUITY                          FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                    AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                      AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                       AIM Money Market Fund
AIM Dynamics Fund(1)                         AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund               AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)     Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                            Premier U.S. Government Money Portfolio(1)
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                                                                  TAX-FREE
AIM Opportunities I Fund                                 SECTOR EQUITY
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)       AIM High Income Municipal Fund(8)
AIM Opportunities III Fund                   AIM Energy Fund(1)                          AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund(1)              AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                 AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                 Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)                               AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)                     AIM Conservative Allocation Fund
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                      AIM Growth Allocation Fund(9)
AIM Weingarten Fund                          AIM Utilities Fund(1)                       AIM Moderate Allocation Fund
                                                                                         AIM Moderate Growth Allocation Fund
*Domestic equity and income fund                                                         AIM Moderately Conservative Allocation Fund

                                             =======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
                                             THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
                                             ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             =======================================================================================

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors.
(4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(5)As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.

AIMinvestments.com                  INC-AR-1            A I M Distributors, Inc.


                           [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
--------------------------------------------------------------------------------
Mutual   Retirement   Annuities   College   Separately   Offshore    Cash               [AIM INVESTMENTS LOGO APPEARS HERE]
Funds    Products                 Savings   Managed      Products    Management               --Registered Trademark--
                                  Plans     Accounts
--------------------------------------------------------------------------------

                                                AIM INTERMEDIATE GOVERNMENT FUND
                                   Annual Report to Shareholders o July 31, 2005


                                 [COVER IMAGE]


 [YOUR GOALS. OUR SOLUTIONS.]                [AIM INVESTMENTS LOGO APPEARS HERE]
   --Registered Trademark--                        --Registered Trademark--

AIM INTERMEDIATE GOVERNMENT FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH REASONABLE CONCERN FOR SAFETY OF PRINCIPAL.

o Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          which represents the U.S. investment-grade   financial reporting purposes, and as such,
                                             fixed-rate bond market (including            the net asset values for shareholder
o Class B shares are not available as an     government and corporate securities,         transactions and the returns based on
investment for retirement plans maintained   mortgage pass-through securities and         those net asset values may differ from the
pursuant to Section 401 of the Internal      asset-backed securities), is compiled by     net asset values and returns reported in
Revenue Code, including 401(k) plans,        Lehman Brothers, a global investment bank.   the Financial Highlights.
money purchase pension plans and profit
sharing plans. Plans that had existing       o The unmanaged LEHMAN INTERMEDIATE U.S.     The Fund provides a complete list of its
accounts invested in Class B shares prior    GOVERNMENT AND MORTGAGE INDEX is a           holdings four times in each fiscal year,
to September 30, 2003, will continue to be   market-weighted combination of the           at the quarter-ends. For the second and
allowed to make additional purchases.        unmanaged LEHMAN BROTHERS INTERMEDIATE       fourth quarters, the lists appear in the
                                             U.S. GOVERNMENT BOND INDEX, which consists   Fund's semiannual and annual reports to
o Class R shares are available only to       of securities in the intermediate maturity   shareholders. For the first and third
certain retirement plans. Please see the     range of the U.S. Government Index that      quarters, the Fund files the lists with
prospectus for more information.             must have between one year and 10 years to   the Securities and Exchange Commission
                                             final maturity, regardless of call           (SEC) on Form N-Q. The most recent list of
o Investor Class shares are closed to most   features and the unmanaged LEHMAN BROTHERS   portfolio holdings is available at
investors. For more information on who may   MORTGAGE BACKED SECURITIES FIXED RATE        AIMinvestments.com. From our home page,
continue to invest in the Investor Class     INDEX, which consists of fixed-rate          click on Products & Performance, then
shares, please see the prospectus.           mortgage-backed securities collateralized    Mutual Funds, then Fund Overview. Select
                                             by 15-year, 30-year and balloon mortgages    your Fund from the drop-down menu and
PRINCIPAL RISKS OF INVESTING IN THE FUND     issued by GNMA, FHLMC or FNMA.               click on Complete Quarterly Holdings.
                                                                                          Shareholders can also look up the Fund's
o The Fund invests in securities issued or   o The LIPPER INTERMEDIATE U.S. GOVERNMENT    Forms N-Q on the SEC's Web site at
backed by the U.S. government, its           FUND INDEX represents an average of the 30   sec.gov. And copies of the Fund's Forms
agencies or instrumentalities. They offer    largest intermediate-term U.S. government    N-Q may be reviewed and copied at the
a high degree of safety and in the case of   bond funds tracked by Lipper, Inc., an       SEC's Public Reference Room at 450 Fifth
Treasury securities, are guaranteed as to    independent mutual fund performance          Street, N.W., Washington, D.C. 20549-0102.
timely payment of principal and interest     monitor.                                     You can obtain information on the
if held to maturity. Many securities                                                      operation of the Public Reference Room,
purchased by the Fund are not guaranteed     o The Fund is not managed to track the       including information about duplicating
by the U.S. Government. Fund shares are      performance of any particular index,         fee charges, by calling 202-942-8090 or
not insured, and their value or yield will   including the indexes defined here, and      800-732-0330, or by electronic request at
vary with market conditions.                 consequently, the performance of the Fund    the following e-mail address:
                                             may deviate significantly from the           publicinfo@sec.gov. The SEC file numbers
o Debt securities are particularly           performance of the indexes.                  for the Fund are 811-5686 and 33-39519.
vulnerable to credit risk and interest
rate fluctuations. Interest rate increases   o A direct investment cannot be made in an   A description of the policies and
can cause the price of a debt security to    index. Unless otherwise indicated, index     procedures that the Fund uses to determine
decrease. The longer a debt security's       results include reinvested dividends, and    how to vote proxies relating to portfolio
duration, the more sensitive it is to this   they do not reflect sales charges.           securities is available without charge,
risk.                                        Performance of an index of funds reflects    upon request, from our Client Services
                                             fund expenses; performance of a market       department at 800-959-4246 or on the AIM
o A change in interest rates will affect     index does not.                              Web site, AIMinvestments.com. On the home
the performance of the Fund's investments                                                 page, scroll down and click on AIM Funds
in debt securities.                          OTHER INFORMATION                            Proxy Policy. The information is also
                                                                                          available on the Securities and Exchange
o The Fund may invest a portion of its       o The returns shown in management's          Commission's Web site, sec.gov.
assets in mortgage-backed securities,        discussion of Fund performance are based
which may lose value if mortgages are        on net asset values calculated for           Information regarding how the Fund voted
prepaid in response to falling interest      shareholder transactions. Generally          proxies related to its portfolio
rates.                                       accepted accounting principles require       securities during the 12 months ended June
                                             adjustments to be made to the net assets     30, 2005, is available at our Web site. Go
ABOUT INDEXES USED IN THIS REPORT            of the Fund at period end for                to AIMinvestments.com, access the About Us
                                                                                          tab, click on Required Notices and then
o The unmanaged Lehman U.S. Aggregate Bond                                                click on Proxy Voting Activity. Next,
Index (the LEHMAN AGGREGATE INDEX),                                                       select the Fund from the drop-down menu.
                                                                                          The information is also available on the
================================================================================          Securities and Exchange Commission's Web
                                                                                          site, sec.gov.
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES             ==========================================
AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
                                                                                          FUND NASDAQ SYMBOLS
================================================================================
                                                                                          Class A Shares                    AGOVX
 NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                    Class B Shares                    AGVBX
                                                                                          Class C Shares                    AGVCX
 AIMinvestments.com                                                                       Class R Shares                    AGVRX
                                                                                          Investor Class Shares             AGIVX

                                                                                          ==========================================

AIM INTERMEDIATE GOVERNMENT FUND


                     DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                     We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter
   [GRAHAM           from Bruce Crockett, the independent Chair of the Board of
    PHOTO]           Trustees of the AIM Funds. We first introduced you to Mr.
                     Crockett in the semiannual report on your Fund dated
                     January 31 of this year. Mr. Crockett has been on our
                     Funds' Board since 1992; he assumed his responsibilities as
ROBERT H. GRAHAM     Chair last October.

                        Mr. Crockett has expressed an interest in keeping
                     shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                        One of the most important decisions the Board makes each
                     year is whether to approve the advisory agreement your Fund
  [WILLIAMSON        has with AIM. Essentially, this agreement hires AIM to
     PHOTO]          manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                        Of course, this report also includes your Fund managers'
MARK H. WILLIAMSON   discussion of how they managed the Fund during the fiscal
                     year ended July 31. That discussion begins on Page 3.

                        All in all, it was a good year for investors as solid
                     economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                        Further information about the markets, your Fund, and
                     investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                        We at AIM remain committed to building solutions to help
                     you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                     Sincerely,

                     /S/ ROBERT H. GRAHAM                 /S/ MARK H. WILLIAMSON

                     Robert H. Graham                     Mark H. Williamson
                     President & Vice Chair,              Chairman & President,
                     AIM Funds                            A I M Advisors, Inc.

                     September 16, 2005

                     AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM INTERMEDIATE GOVERNMENT FUND


                     DEAR AIM FUNDS SHAREHOLDERS:

                     As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                        At our most recent meeting in June 2005, your Board
   [CROCKETT         approved voluntary fee reductions from A I M Advisors, Inc.
     PHOTO]          (AIM) that save shareholders approximately $20.8 million
                     annually, based on asset levels as of March 31, 2005. The
                     majority of these expense reductions, which took effect
                     July 1, 2005, will be achieved by a permanent reduction to
                     0.25% of the Rule 12b-1 fees on Class A and Class A3 shares
 BRUCE L. CROCKETT   of those AIM Funds that previously charged these fees at a higher rate.

                        Our June meeting, which was the culmination of more than
                     two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                     9. I encourage you to review it.

                        Together with monitoring fund expenses, fund performance
                     is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                        Your Board has a well-defined process and structure for
                     monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                        At subcommittee meetings, held throughout the year, the
                     performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                        Be assured that your Board is working closely with the
                     management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                     Sincerely,


                     /S/ BRUCE L. CROCKETT

                     Bruce L. Crockett
                     Independent Chair
                     On Behalf of the Board of Trustees
                     AIM Funds


                     September 16, 2005

AIM INTERMEDIATE GOVERNMENT FUND


MANAGEMENT'S DISCUSSION OF                                                                efficient risk/return tradeoff than a
FUND PERFORMANCE                                                                          portfolio holding only one of these asset
                                                                                          classes.
======================================================================================
PERFORMANCE SUMMARY                                                                          We seek to enhance returns by using
                                             =========================================    calculated risks in sector allocation,
For the fiscal year ended July 31, 2005,                                                  duration management and security selection
the Fund's Class A shares underperformed     FUND VS. INDEXES                             to take advantage of prevailing market
the style-specific benchmark index by 97                                                  conditions and likely future developments.
basis points or 0.97%. This resulted from    TOTAL RETURNS, 7/31/04-7/31/05, EXCLUDING
our defensive positioning of the Fund,       APPLICABLE SALES CHARGES. IF SALES              We begin by assessing the overall
which is explained later in this summary     CHARGES WERE INCLUDED, RETURNS WOULD BE      economic environment and its likely
box. The adjacent table shows your Fund's    LOWER.                                       impact on the level and direction of
one-year returns compared to several                                                      interest rates. We develop a six- to
indexes.                                     Class A Shares                      2.66%    12-month strategic outlook, and we look
                                                                                          to take advantage of shorter-term
   The Lehman Aggregate Index represents     Class B Shares                      1.89     tactical opportunities when they arise.
the investment-grade bond market as a                                                     This strategic outlook helps determine
whole and includes bonds of all              Class C Shares                      1.90     where we allocate Fund assets among the
maturities, including those with                                                          three sectors represented in our
maturities exceeding 20 years. Bonds with    Class R Shares                      2.51     style-specific benchmark--U.S.
longer maturities typically offer higher                                                  Treasuries, U.S. agency bonds and U.S.
interest rates in return for purchasers'     Investor Class Shares               2.69     agency MBS--and where we position the
willingness to commit to the longer term.                                                 Fund's duration within a band of plus or
                                             Lehman Aggregate Index                       minus 1.50 years around our benchmark's
   Your Fund's objective is to seek "a       (Broad Market Index)                         duration. This duration band places
high level of current income consistent                                          4.79     limits on how much principal risk we take
with reasonable concern for safety of        Lehman Intermediate                          relative to our benchmark.
principal." In this environment of rising    U.S. Government and Mortgage
interest rates, our concern for safety of    Index (Style-specific Index)        3.69        After our top-down strategic
principal led us to position the Fund                                                     decisions, we identify securities we
defensively, with a shorter portfolio        Lipper Intermediate U.S. Government          believe are undervalued given the
duration than the Lehman Intermediate        Fund Index (Peer Group Index)       3.27     prevailing market environment or
U.S. Government and Mortgage Index.                                                       potential future developments. Examples
Duration is a measure of a bond fund's       SOURCE: LIPPER,INC.                          of this security selection process
price sensitivity to changes in interest                                                  include: (1) deciding whether to buy
rates.                                       ========================================     callable securities, (2) deciding how
                                                                                          many months or years of call protection
                                             A longer duration means more sensitivity     we want, and (3) identifying
                                             to rate changes; a shorter duration means    mortgage-backed securities that might
                                             less sensitivity. While a portfolio of       exhibit faster or slower refinancing
                                             longer duration may result in higher         activity than other mortgages with the
                                             returns, greater instability in share        same coupon and maturity.
                                             price can also result.

                                                Your Fund's long-term performance
                                             appears on Pages 6 and 7.

======================================================================================

HOW WE INVEST                                maturity bonds and mortgage-backed
                                             securities (MBS) guaranteed by the U.S.
We believe that in a variety of market       government and its agencies has the
environments, a portfolio of                 potential to provide a more
intermediate-
                                                                                                                        (continued)

=========================================    =========================================    =========================================

PORTFOLIO COMPOSITION                        TOP 5 FIXED-INCOME ISSUERS                   TOTAL NET ASSETS           $801.4 MILLION

By sector, based on total investments        Based on total investments                   TOTAL NUMBER OF HOLDINGS*             608

               [PIE CHART]                   1. Federal National Mortgage                 =========================================
                                                Association (FNMA)                41.2%
U.S. Agency Obligations             20.0%
Money Market Funds                   8.5%    2. Federal Home Loan Mortgage
U.S. Treasury Obligations            7.0%        Corp. (FHLMC)                    20.8
Mortgage Obligations                64.5%
                                             3. Federal Home Loan Bank (FHLB)    10.2
=========================================
                                             4. Government National Mortgage
The Fund's holdings are subject to              Association (GNMA)                9.6
change, and there is no assurance that
the Fund will continue to hold any           5. U.S. Treasury                     7.0
particular security.
                                             =========================================
*Excluding money market fund holdings.


AIM INTERMEDIATE GOVERNMENT FUND


   Instances when we sell a security         taken. We maintained our largest             IN CLOSING
include, but are not limited to:             weighting in MBS. In a rising rate
                                             environment, the additional yield            Thank you for investing in AIM
o a change in the economic or market         available from MBS helps offset principal    Intermediate Government Fund. Though our
outlook indicates assets should be           erosion that might occur.                    defensive positioning of the portfolio
reallocated                                                                               resulted in returns which lagged our
                                                Within our mortgage-backed-security       broad and style-specific benchmarks over
o a mortgage security is prepaying faster    holdings, we have focused on higher          the short term, we believe this stance
or slower than we would like                 coupon bonds, which typically exhibit        has been warranted given the Fed's stated
                                             shorter durations and less principal         intention to continue tightening monetary
o a security is likely to be called, and     erosion during periods of rising interest    policy by raising the federal funds
we prefer to own one with a longer           rates. Since these higher coupon bonds       target rate. Be assured that all of our
maturity date                                are backed by mortgage loans with higher     efforts are focused on balancing current
                                             interest rates, they may be more prone to    income with concern for the safety of
o a security has become fully valued         refinancing activity, which can hamper       investors' principal.
                                             investor returns. We seek to limit this
MARKET CONDITIONS AND YOUR FUND              risk by identifying pools of loans that      THE VIEWS AND OPINIONS EXPRESSED IN
                                             may exhibit less refinancing activity        MANAGEMENT'S DISCUSSION OF FUND
When your Fund's fiscal year began, the      than similar pools. Lower refinancing        PERFORMANCE ARE THOSE OF A I M ADVISORS,
federal funds target rate was 1.25%. The     activity may occur in loans that are         INC. THESE VIEWS AND OPINIONS ARE SUBJECT
federal funds rate is the interest rate      smaller (payments are less onerous, so       TO CHANGE AT ANY TIME BASED ON FACTORS
at which depository institutions lend        there may be less pressure to refinance),    SUCH AS MARKET AND ECONOMIC CONDITIONS.
money overnight to one another from their    loans that are older (homeowners may not     THESE VIEWS AND OPINIONS MAY NOT BE
Federal Reserve balances. Changes in this    be able to recapture refinancing costs       RELIED UPON AS INVESTMENT ADVICE OR
rate affect short-term interest rates        before they are ready to sell) and newly     RECOMMENDATIONS, OR AS AN OFFER FOR A
throughout the financial marketplace.        issued loans (homeowners have recently       PARTICULAR SECURITY. THE INFORMATION IS
                                             paid closing costs and may not wish to do    NOT A COMPLETE ANALYSIS OF EVERY ASPECT
   During the year, the Federal Reserve      so again soon).                              OF ANY MARKET, COUNTRY, INDUSTRY,
Board's (the Fed's) Federal Open Market                                                   SECURITY OR THE FUND. STATEMENTS OF FACT
Committee (FOMC) raised its target              Another ongoing strategy employed by      ARE FROM SOURCES CONSIDERED RELIABLE, BUT
overnight rate eight times--each time by     your Fund is the use of a type of            A I M ADVISORS, INC. MAKES NO
25 basis points (0.25%)--bringing the        short-term borrowing known as a reverse      REPRESENTATION OR WARRANTY AS TO THEIR
rate to 3.25% on July 31, 2005. (After       repurchase agreement (reverse repo),         COMPLETENESS OR ACCURACY. ALTHOUGH
the fiscal year-end, on August 9, 2005,      whereby a fund loans securities in           HISTORICAL PERFORMANCE IS NO GUARANTEE OF
the FOMC approved another 25-basis-point     exchange for cash according to an            FUTURE RESULTS, THESE INSIGHTS MAY HELP
move to 3.50%.) The committee is             agreement stipulating when the borrower      YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
scheduled to meet three more times in        will return those securities. That fund      PHILOSOPHY.
2005, and because of the FOMC statement      can then deploy the cash in an effort to
that accompanied the most recent rate        enhance total return by purchasing a            See important Fund and index
increase, additional hikes are expected.     security either to provide additional           disclosures inside front cover.
                                             income or to take advantage of capital
   In this environment, we believed there    appreciation opportunities. Your Fund
was much more risk of interest rates in      uses reverse repos to provide ready cash                      SCOT W. JOHNSON,
all maturities rising substantially          to take advantage of tactical                    [JOHNSON     Chartered Financial
rather than falling substantially.           opportunities that may arise.                     PHOTO]      Analyst, senior portfolio
Therefore, we kept the Fund's duration                                                                     manager, is lead
shorter than the duration of the Lehman         In managing for safety of principal,                       portfolio manager of
Intermediate U.S. Government and Mortgage    we seek minimum fluctuation in your                           AIM Intermediate
Index, the Fund's style-specific             Fund's share price, or net asset value       Government Fund. Mr. Johnson joined AIM
benchmark. The goal of our short-duration    (NAV) per share. Over the fiscal year,       in 1994. He received both a B.A. in
stance is to provide relatively more         the NAV for Class A shares ranged from       economics and an M.B.A. in finance from
principal protection should interest         $8.83 to $9.08, a fluctuation of less        Vanderbilt University.
rates rise--and bond prices consequently     than 3%. (Note: AIM Intermediate
fall. On July 31, 2005, the duration of      Government Fund should not be confused                        CLINT W. DUDLEY,
our style-specific benchmark was 3.08        with a money market fund, which attempts          [DUDLEY     Chartered Financial
years; your Fund's duration was              to maintain a per-share price of $1.00.            PHOTO]     Analyst, portfolio
approximately 2.46 years.                    Although we seek to maintain a relatively                     manager, is portfolio
                                             stable share price, the value of Fund                         manager of AIM
   Our ongoing strategy is to position       shares will fluctuate.)                                       Intermediate Government
the Fund's sector allocations to provide                                                  Fund. Mr. Dudley joined AIM in 1998, was
an efficient risk/return relationship so                                                  promoted to money market portfolio
that expected returns are appropriate for                                                 manager in 2000 and assumed his current
the level of risk                                                                         duties in 2001. He received both a B.B.A.
                                                                                          and an M.B.A. from Baylor University.


                                                                                                    [RIGHT ARROW GRAPHIC]


                                                                                          FOR A PRESENTATION OF YOUR FUND'S
                                                                                          LONG-TERM PERFORMANCE,PLEASE SEE PAGES 6
                                                                                          AND 7.

AIM INTERMEDIATE GOVERNMENT FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      together with the amount you invested, to       The hypothetical account values and
                                             estimate the expenses that you paid over     expenses may not be used to estimate the
As a shareholder of the Fund, you incur      the period. Simply divide your account       actual ending account balance or expenses
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600      you paid for the period. You may use this
costs, which may include sales charges       account value divided by $1,000 = 8.6),      information to compare the ongoing costs
(loads) on purchase payments; contingent     then multiply the result by the number in    of investing in the Fund and other funds.
deferred sales charges on redemptions;       the table under the heading entitled         To do so, compare this 5% hypothetical
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to      example with the 5% hypothetical examples
ongoing costs, including management fees;    estimate the expenses you paid on your       that appear in the shareholder reports of
distribution and/or service fees (12b-1);    account during this period.                  the other funds.
and other Fund expenses. This example is
intended to help you understand your         HYPOTHETICAL EXAMPLE FOR                        Please note that the expenses shown in
ongoing costs (in dollars) of investing      COMPARISON PURPOSES                          the table are meant to highlight your
in the Fund and to compare these costs                                                    ongoing costs only and do not reflect any
with ongoing costs of investing in other     The table below also provides information    transactional costs, such as sales
mutual funds. The example is based on an     about hypothetical account values and        charges (loads) on purchase payments,
investment of $1,000 invested at the         hypothetical expenses based on the Fund's    contingent deferred sales charges on
beginning of the period and held for the     actual expense ratio and an assumed rate     redemptions, and redemption fees, if any.
entire period February 1, 2005, through      of return of 5% per year before expenses,    Therefore, the hypothetical information
July 31, 2005.                               which is not the Fund's actual return.       is useful in comparing ongoing costs
                                             The Fund's actual cumulative total           only, and will not help you determine the
ACTUAL EXPENSES                              returns at net asset value after expenses    relative total costs of owning different
                                             for the six months ended July 31, 2005,      funds. In addition, if these
The table below provides information         appear in the table "Cumulative Total        transactional costs were included, your
about actual account values and actual       Returns" on Page 7.                          costs would have been higher.
expenses. You may use the information in
this table,

====================================================================================================================================

                                                          ACTUAL                                   HYPOTHETICAL
                                                                                      (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT     ENDING ACCOUNT             EXPENSES         ENDING ACCOUNT                  EXPENSES
  SHARE                VALUE                VALUE                 PAID DURING           VALUE                      PAID DURING
  CLASS               (2/1/05)           (7/31/05)(1)              PERIOD(2)          (7/31/05)                     PERIOD(2)
    A                $1,000.00             $1,007.30                 $6.27            $1,018.55                      $ 6.31
    B                 1,000.00              1,003.50                  9.98             1,014.83                       10.04
    C                 1,000.00              1,002.40                  9.98             1,014.83                       10.04
    R                 1,000.00              1,006.10                  7.51             1,017.31                        7.55
Investor              1,000.00              1,006.30                  6.12             1,018.70                        6.16


(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio (1.26%, 2.01%, 2.01%, 1.51% and 1.23% for Class A, B, C, R and
    Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================


                                                                                          [ARROW
                                                                                          BUTTON    For More Information Visit
                                                                                          IMAGE]    AIMinvestments.com

AIM INTERMEDIATE GOVERNMENT FUND


YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================
RESULTS OF A $10,000 INVESTMENT

Fund and index data from 7/31/95



                              [MOUNTAIN CHART]

            AIM INTERMEDIATE  LIPPER INTERMEDIATE    LEHMAN U.S.   LEHMAN INTERMEDIATE
            GOVERNMENT FUND-    U.S. GOVERNMENT    AGGREGATE BOND  U.S. GOVERNMENT AND
DATE        CLASS A SHARES        FUND INDEX            INDEX         MORTGAGE INDEX
 7/95           $ 9525              $10000             $10000             $10000
 8/95             9634               10101              10121              10091
 9/95             9723               10184              10219              10167
10/95             9853               10305              10352              10270
11/95             9995               10443              10507              10392
12/95            10127               10562              10655              10506
 1/96            10192               10634              10725              10591
 2/96            10006               10465              10539              10489
 3/96             9935               10392              10466              10445
 4/96             9884               10333              10407              10415
 5/96             9843               10311              10386              10399
 6/96             9943               10428              10525              10521
 7/96             9978               10451              10554              10556
 8/96             9948               10438              10536              10563
 9/96            10092               10601              10720              10717
10/96            10293               10808              10957              10907
11/96            10462               10976              11145              11050
12/96            10364               10882              11041              10991
 1/97            10401               10912              11075              11050
 2/97            10414               10930              11103              11076
 3/97            10315               10826              10980              10995
 4/97            10466               10973              11144              11142
 5/97            10548               11061              11249              11238
 6/97            10678               11180              11383              11350
 7/97            10947               11452              11690              11561
 8/97            10845               11358              11590              11524
 9/97            11000               11514              11761              11659
10/97            11145               11666              11932              11792
11/97            11184               11700              11987              11823
12/97            11305               11809              12107              11925
 1/98            11440               11963              12263              12063
 2/98            11431               11941              12254              12068
 3/98            11458               11978              12296              12112
 4/98            11498               12029              12360              12175
 5/98            11611               12134              12477              12258
 6/98            11701               12234              12583              12329
 7/98            11729               12258              12610              12383
 8/98            11955               12485              12815              12560
 9/98            12220               12782              13115              12786
10/98            12173               12709              13046              12789
11/98            12189               12728              13120              12799
12/98            12230               12774              13159              12851
 1/99            12284               12837              13253              12925
 2/99            12055               12597              13022              12809
 3/99            12110               12678              13094              12895
 4/99            12125               12711              13135              12942
 5/99            12011               12594              13020              12866
 6/99            11922               12552              12979              12852
 7/99            11907               12508              12924              12808
 8/99            11918               12495              12917              12816
 9/99            12021               12631              13067              12978
10/99            12059               12658              13115              13029
11/99            12056               12659              13114              13037
12/99            12000               12597              13051              13001
 1/00            11956               12558              13008              12921
 2/00            12077               12696              13166              13050
 3/00            12185               12858              13339              13196
 4/00            12182               12811              13301              13198
 5/00            12180               12797              13295              13218
 6/00            12359               13043              13571              13467
 7/00            12427               13143              13695              13555
 8/00            12566               13330              13893              13737
 9/00            12663               13421              13980              13869
10/00            12731               13516              14073              13967
11/00            12928               13737              14303              14175
12/00            13125               14004              14568              14412
 1/01            13263               14194              14807              14623
 2/01            13358               14336              14936              14728
 3/01            13392               14401              15010              14822
 4/01            13337               14317              14948              14814
 5/01            13383               14392              15038              14897
 6/01            13415               14437              15095              14936
 7/01            13657               14754              15433              15206
 8/01            13780               14909              15609              15341
 9/01            14039               15128              15791              15611
10/01            14330               15442              16122              15838
11/01            14086               15188              15899              15674
12/01            13927               15065              15798              15608
 1/02            14026               15168              15926              15721
 2/02            14170               15325              16081              15880
 3/02            13963               15046              15813              15682
 4/02            14222               15338              16120              15978
 5/02            14327               15475              16257              16092
 6/02            14450               15637              16397              16253
 7/02            14668               15883              16595              16487
 8/02            14887               16134              16875              16641
 9/02            15180               16421              17149              16828
10/02            15107               16347              17071              16860
11/02            14998               16243              17066              16797
12/02            15319               16571              17419              17029
 1/03            15270               16541              17433              17037
 2/03            15440               16758              17675              17185
 3/03            15350               16723              17661              17186
 4/03            15439               16798              17807              17248
 5/03            15643               17086              18139              17372
 6/03            15591               17037              18103              17376
 7/03            15111               16500              17494              17009
 8/03            15125               16559              17610              17093
 9/03            15479               16949              18077              17417
10/03            15343               16787              17908              17310
11/03            15405               16801              17951              17331
12/03            15519               16933              18134              17495
 1/04            15602               17036              18279              17598
 2/04            15702               17191              18477              17755
 3/04            15767               17306              18616              17853
 4/04            15510               16910              18131              17499
 5/04            15458               16842              18059              17454
 6/04            15538               16906              18161              17560
 7/04            15633               17043              18341              17704
 8/04            15814               17304              18691              17973
 9/04            15805               17318              18741              17991
10/04            15882               17422              18898              18121
11/04            15835               17296              18748              18021
12/04            15892               17415              18920              18135
 1/05            15931               17475              19039              18198
 2/05            15883               17381              18927              18105
 3/05            15839               17326              18829              18067
 4/05            15977               17534              19084              18272
 5/05            16042               17677              19291              18416
 6/05            16073               17749              19396              18480
 7/05            16048               17600              19219              18358

====================================================================================================================================

The data shown in the chart include          or sale of Fund shares. Performance of       with each segment representing a percent
reinvested distributions, applicable         the indexes does not reflect the effects     change in the value of the investment. In
sales charges, Fund expenses and             of taxes.                                    this chart, each segment represents a
management fees. Index results include                                                    doubling, or 100% change, in the value of
reinvested dividends, but they do not            This chart, which is a logarithmic       the investment. In other words, the space
reflect sales charges. Performance of an     chart, presents the fluctuations in the      between $5,000 and $10,000 is the same
index of funds reflects fund expenses and    value of the Fund and its indexes. We        size as the space between $10,000 and
management fees; performance of a market     believe that a logarithmic chart is more     $20,000.
index does not. Performance shown in the     effective than other types of charts in
chart does not reflect deduction of taxes    illustrating changes in value during the
a shareholder would pay on Fund              early years shown in the chart. The
distributions                                vertical axis, the one that indicates the
                                             dollar value of an investment, is
                                             constructed

======================================================================================

YIELD AND DISTRIBUTION RATE

As of 7/31/05
                                    30-DAY                      30-DAY
SHARE CLASS                    DISTRIBUTION RATE               SEC YIELD

     A                               4.75%                       3.62%

     B                               4.23                        3.04

     C                               4.24                        3.04

     R                               4.74                        3.55

 Investor                            5.03                        3.84

The Fund's 30-day distribution rate reflects its most recent monthly dividend distribution multiplied by 12 and divided by the most recent month-end maximum offering price. The Fund's distribution rate and 30-day SEC yield will differ.

    The 30-day SEC yield is calculated using a formula defined by the Securities and
Exchange Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized.

======================================================================================

AIM INTERMEDIATE GOVERNMENT FUND

=========================================    =========================================    =========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 7/31/05, including applicable sales    As of 6/30/05, the most recent calendar      6 months ended 7/31/05, excluding
charges                                      quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                      0.73%
Inception (4/28/87)                 6.08%    CLASS A SHARES                               Class B Shares                      0.35
10 Years                            4.84     Inception (4/28/87)                 6.12%    Class C Shares                      0.24
 5 Years                            4.22     10 Years                            4.84     Class R Shares                      0.61
 1 Year                            -2.23      5 Years                            4.37     Investor Class Shares               0.63
                                              1 Year                            -1.50
CLASS B SHARES                                                                            =========================================
Inception (9/7/93)                  4.40%    CLASS B SHARES
10 Years                            4.73     Inception (9/7/93)                  4.44%
 5 Years                            4.15     10 Years                            4.72
 1 Year                            -3.01      5 Years                            4.29
                                              1 Year                            -2.28
CLASS C SHARES
Inception (8/4/97)                  4.21%    CLASS C SHARES
 5 Years                            4.45     Inception (8/4/97)                  4.30%
 1 Year                             0.92      5 Years                            4.64
                                              1 Year                             1.69
CLASS R SHARES
10 Years                            5.11%    CLASS R SHARES
 5 Years                            5.01     10 Years                            5.10%
 1 Year                             2.51      5 Years                            5.16
                                              1 Year                             3.18
INVESTOR CLASS SHARES
10 Years                            5.36%    INVESTOR CLASS SHARES
 5 Years                            5.26     10 Years                            5.37%
 1 Year                             2.69      5 Years                            5.43
                                              1 Year                             3.47


=========================================    =========================================

CLASS R SHARES' INCEPTION DATE IS JUNE 3,        THE PERFORMANCE DATA QUOTED REPRESENT    BEGINNING OF THE SEVENTH YEAR. THE CDSC
2002. RETURNS SINCE THAT DATE ARE            PAST PERFORMANCE AND CANNOT GUARANTEE        ON CLASS C SHARES IS 1% FOR THE FIRST
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    COMPARABLE FUTURE RESULTS; CURRENT           YEAR AFTER PURCHASE. CLASS R SHARES DO
BLENDED RETURNS OF HISTORICAL CLASS R        PERFORMANCE MAY BE LOWER OR HIGHER.          NOT HAVE A FRONT-END SALES CHARGE;
SHARE PERFORMANCE AND RESTATED CLASS A       PLEASE VISIT AIMINVESTMENTS.COM FOR THE      RETURNS SHOWN ARE AT NET ASSET VALUE AND
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      MOST RECENT MONTH-END PERFORMANCE.           DO NOT REFLECT A 0.75% CDSC THAT MAY BE
THE INCEPTION DATE OF CLASS R SHARES) AT     PERFORMANCE FIGURES REFLECT REINVESTED       IMPOSED ON A TOTAL REDEMPTION OF
NET ASSET VALUE, ADJUSTED TO REFLECT THE     DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    RETIREMENT PLAN ASSETS WITHIN THE FIRST
HIGHER RULE 12b-1 FEES APPLICABLE TO         AND THE EFFECT OF THE MAXIMUM SALES          YEAR. INVESTOR CLASS SHARES DO NOT HAVE A
CLASS R SHARES.                              CHARGE UNLESS OTHERWISE STATED.              FRONT-END SALES CHARGE OR A CDSC;
                                             INVESTMENT RETURN AND PRINCIPAL VALUE        THEREFORE, PERFORMANCE IS AT NET ASSET
    INVESTOR CLASS SHARES' INCEPTION DATE    WILL FLUCTUATE SO THAT YOU MAY HAVE A        VALUE.
IS SEPTEMBER 30, 2003. RETURNS SINCE THAT    GAIN OR LOSS WHEN YOU SELL SHARES.
DATE ARE HISTORICAL RETURNS. ALL OTHER                                                        THE PERFORMANCE OF THE FUND'S SHARE
RETURNS ARE BLENDED RETURNS OF HISTORICAL        CLASS A SHARE PERFORMANCE REFLECTS       CLASSES WILL DIFFER DUE TO DIFFERENT
INVESTOR CLASS SHARE PERFORMANCE AND         THE MAXIMUM 4.75% SALES CHARGE, AND CLASS    SALES CHARGE STRUCTURES AND CLASS
RESTATED CLASS A SHARE PERFORMANCE (FOR      B AND CLASS C SHARE PERFORMANCE REFLECTS     EXPENSES.
PERIODS PRIOR TO THE INCEPTION DATE OF       THE APPLICABLE CONTINGENT DEFERRED SALES
INVESTOR CLASS SHARES) AT NET ASSET VALUE    CHARGE (CDSC) FOR THE PERIOD INVOLVED.
AND REFLECT THE RULE 12b-1 FEES              THE CDSC ON CLASS B SHARES DECLINES FROM
APPLICABLE TO CLASS A SHARES.                5% BEGINNING AT THE TIME OF PURCHASE TO
                                             0% AT THE

AIM INTERMEDIATE GOVERNMENT FUND


APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Investment      o The quality of services to be provided     o Overall performance of AIM. The Board
Securities Funds (the "Board") oversees      by AIM. The Board reviewed the               considered the overall performance of AIM
the management of AIM Intermediate           credentials and experience of the            in providing investment advisory and
Government Fund (the "Fund") and, as         officers and employees of AIM who will       portfolio administrative services to the
required by law, determines annually         provide investment advisory services to      Fund and concluded that such performance
whether to approve the continuance of the    the Fund. In reviewing the qualifications    was satisfactory.
Fund's advisory agreement with A I M         of AIM to provide investment advisory
Advisors, Inc. ("AIM"). Based upon the       services, the Board reviewed the             o Fees relative to those of clients of
recommendation of the Investments            qualifications of AIM's investment           AIM with comparable investment
Committee of the Board, which is             personnel and considered such issues as      strategies. The Board reviewed the
comprised solely of independent trustees,    AIM's portfolio and product review           advisory fee rate for the Fund under the
at a meeting held on June 30, 2005, the      process, various back office support         Advisory Agreement. The Board noted that
Board, including all of the independent      functions provided by AIM and AIM's          this rate was the same as the initial
trustees, approved the continuance of the    equity and fixed income trading              advisory fee rate for a variable
advisory agreement (the "Advisory            operations. Based on the review of these     insurance fund advised by AIM and offered
Agreement") between the Fund and AIM for     and other factors, the Board concluded       to insurance company separate accounts
another year, effective July 1, 2005.        that the quality of services to be           with investment strategies comparable to
                                             provided by AIM was appropriate and that     those of the Fund. Based on this review,
    The Board considered the factors         AIM currently is providing satisfactory      the Board concluded that the advisory fee
discussed below in evaluating the            services in accordance with the terms of     rate for the Fund under the Advisory
fairness and reasonableness of the           the Advisory Agreement.                      Agreement was fair and reasonable.
Advisory Agreement at the meeting on June
30, 2005 and as part of the Board's          o The performance of the Fund relative to    o Fees relative to those of comparable
ongoing oversight of the Fund. In their      comparable funds. The Board reviewed the     funds with other advisors. The Board
deliberations, the Board and the             performance of the Fund during the past      reviewed the advisory fee rate for the
independent trustees did not identify any    one, three and five calendar years           Fund under the Advisory Agreement. The
particular factor that was controlling,      against the performance of funds advised     Board compared effective contractual
and each trustee attributed different        by other advisors with investment            advisory fee rates at a common asset
weights to the various factors.              strategies comparable to those of the        level and noted that the Fund's rate was
                                             Fund. The Board noted that the Fund's        below the median rate of the funds
    One of the responsibilities of the       performance in such periods was below the    advised by other advisors with investment
Senior Officer of the Fund, who is           median performance of such comparable        strategies comparable to those of the
independent of AIM and AIM's affiliates,     funds. Based on this review and after        Fund that the Board reviewed. Based on
is to manage the process by which the        taking account of all of the other           this review, the Board concluded that the
Fund's proposed management fees are          factors that the Board considered in         advisory fee rate for the Fund under the
negotiated to ensure that they are           determining whether to continue the          Advisory Agreement was fair and
negotiated in a manner which is at arm's     Advisory Agreement for the Fund, the         reasonable.
length and reasonable. To that end, the      Board concluded that no changes should be
Senior Officer must either supervise a       made to the Fund and that it was not         o Expense limitations and fee waivers.
competitive bidding process or prepare an    necessary to change the Fund's portfolio     The Board noted that there were no fee
independent written evaluation. The          management team at this time. However,       waivers or expense limitations currently
Senior Officer has recommended an            due to the Fund's under-performance, the     in effect for the Fund. The Board
independent written evaluation in lieu of    Board also concluded that it would be        concluded that no such waivers or
a competitive bidding process and, upon      appropriate for management and the Board     limitations were necessary at this time
the direction of the Board, has prepared     to continue to closely monitor the           because the Fund's overall expense ratio
such an independent written evaluation.      performance of the Fund.                     was comparable to the median expense
Such written evaluation also considered                                                   ratio of the funds advised by other
certain of the factors discussed below.      o The performance of the Fund relative to    advisors with investment strategies
In addition, as discussed below, the         indices. The Board reviewed the              comparable to those of the Fund that the
Senior Officer made certain                  performance of the Fund during the past      Board reviewed.
recommendations to the Board in              one, three and five calendar years
connection with such written evaluation.     against the performance of the Lipper        o Breakpoints and economies of scale. The
                                             Intermediate U.S. Government Fund Index.     Board reviewed the structure of the
    The discussion below serves as a         The Board noted that the Fund's              Fund's advisory fee under the Advisory
summary of the Senior Officer's              performance for the one and five year        Agreement, noting that it includes three
independent written evaluation and           periods was below the performance of such    breakpoints. The Board reviewed the level
recommendations to the Board in              Index and comparable to such Index for       of the Fund's advisory fees, and noted
connection therewith, as well as a           the three year period. Based on this         that such fees, as a percentage of the
discussion of the material factors and       review and after taking account of all of    Fund's net assets, have decreased as net
the conclusions with respect thereto that    the other factors that the Board             assets increased because the Advisory
formed the basis for the Board's approval    considered in determining whether to         Agreement includes breakpoints. The Board
of the Advisory Agreement. After             continue the Advisory Agreement for the      concluded that the Fund's fee levels
consideration of all of the factors below    Fund, the Board concluded that no changes    under the Advisory Agreement therefore
and based on its informed business           should be made to the Fund and that it       reflect economies of scale and that it
judgment, the Board determined that the      was not necessary to change the Fund's       was not necessary to change the advisory
Advisory Agreement is in the best            portfolio management team at this time.      fee breakpoints in the Fund's advisory
interests of the Fund and its                However, due to the Fund's                   fee schedule.
shareholders and that the compensation to    under-performance, the Board also
AIM under the Advisory Agreement is fair     concluded that it would be appropriate       o Investments in affiliated money market
and reasonable and would have been           for management and the Board to continue     funds. The Board also took into account
obtained through arm's length                to closely monitor the performance of the    the fact that uninvested cash and cash
negotiations.                                Fund.                                        collateral from securities lending
                                                                                          arrangements (collectively, "cash
o The nature and extent of the advisory      o Meeting with the Fund's portfolio          balances") of the Fund may be invested in
services to be provided by AIM. The Board    managers and investment personnel. With      money market funds advised by AIM
reviewed the services to be provided by      respect to the Fund, the Board is meeting    pursuant to the terms of an SEC exemptive
AIM under the Advisory Agreement. Based      periodically with such Fund's portfolio      order. The Board found that the Fund may
on such review, the Board concluded that     managers and/or other investment             realize certain benefits upon investing
the range of services to be provided by      personnel and believes that such             cash balances in AIM advised money market
AIM under the Advisory Agreement was         individuals are competent and able to        funds, including a higher net return,
appropriate and that AIM currently is        continue to carry out their                  increased liquidity, increased
providing services in accordance with the    responsibilities under the Advisory          diversification or decreased transaction
terms of the Advisory Agreement.             Agreement.                                   costs. The Board also found that the Fund
                                                                                          will not receive reduced services if it
                                                                                          invests its cash balances in such money
                                                                                          market funds. The

AIM INTERMEDIATE GOVERNMENT FUND


Board noted that, to the extent the Fund     o Benefits of soft dollars to AIM. The       o Other factors and current trends. In
invests in affiliated money market funds,    Board considered the benefits realized by    determining whether to continue the
AIM has voluntarily agreed to waive a        AIM as a result of brokerage transactions    Advisory Agreement for the Fund, the
portion of the advisory fees it receives     executed through "soft dollar"               Board considered the fact that AIM, along
from the Fund attributable to such           arrangements. Under these arrangements,      with others in the mutual fund industry,
investment. The Board further determined     brokerage commissions paid by the Fund       is subject to regulatory inquiries and
that the proposed securities lending         and/or other funds advised by AIM are        litigation related to a wide range of
program and related procedures with          used to pay for research and execution       issues. The Board also considered the
respect to the lending Fund is in the        services. This research is used by AIM in    governance and compliance reforms being
best interests of the lending Fund and       making investment decisions for the Fund.    undertaken by AIM and its affiliates,
its respective shareholders. The Board       The Board concluded that such                including maintaining an internal
therefore concluded that the investment      arrangements were appropriate.               controls committee and retaining an
of cash collateral received in connection                                                 independent compliance consultant, and
with the securities lending program in       o AIM's financial soundness in light of      the fact that AIM has undertaken to cause
the money market funds according to the      the Fund's needs. The Board considered       the Fund to operate in accordance with
procedures is in the best interests of       whether AIM is financially sound and has     certain governance policies and
the lending Fund and its respective          the resources necessary to perform its       practices. The Board concluded that these
shareholders.                                obligations under the Advisory Agreement,    actions indicated a good faith effort on
                                             and concluded that AIM has the financial     the part of AIM to adhere to the highest
o Independent written evaluation and         resources necessary to fulfill its           ethical standards, and determined that
recommendations of the Fund's Senior         obligations under the Advisory Agreement.    the current regulatory and litigation
Officer. The Board noted that, upon their                                                 environment to which AIM is subject
direction, the Senior Officer of the Fund    o Historical relationship between the        should not prevent the Board from
had prepared an independent written          Fund and AIM. In determining whether to      continuing the Advisory Agreement for the
evaluation in order to assist the Board      continue the Advisory Agreement for the      Fund.
in determining the reasonableness of the     Fund, the Board also considered the prior
proposed management fees of the AIM          relationship between AIM and the Fund, as
Funds, including the Fund. The Board         well as the Board's knowledge of AIM's
noted that the Senior Officer's written      operations, and concluded that it was
evaluation had been relied upon by the       beneficial to maintain the current
Board in this regard in lieu of a            relationship, in part, because of such
competitive bidding process. In              knowledge. The Board also reviewed the
determining whether to continue the          general nature of the non-investment
Advisory Agreement for the Fund, the         advisory services currently performed by
Board considered the Senior Officer's        AIM and its affiliates, such as
written evaluation and the recommendation    administrative, transfer agency and
made by the Senior Officer to the Board      distribution services, and the fees
that the Board consider implementing a       received by AIM and its affiliates for
process to assist them in more closely       performing such services. In addition to
monitoring the performance of the AIM        reviewing such services, the trustees
Funds. The Board concluded that it would     also considered the organizational
be advisable to implement such a process     structure employed by AIM and its
as soon as reasonably practicable.           affiliates to provide those services.
                                             Based on the review of these and other
o Profitability of AIM and its               factors, the Board concluded that AIM and
affiliates. The Board reviewed               its affiliates were qualified to continue
information concerning the profitability     to provide non-investment advisory
of AIM's (and its affiliates') investment    services to the Fund, including
advisory and other activities and its        administrative, transfer agency and
financial condition. The Board considered    distribution services, and that AIM and
the overall profitability of AIM, as well    its affiliates currently are providing
as the profitability of AIM in connection    satisfactory non-investment advisory
with managing the Fund. The Board noted      services.
that AIM's operations remain profitable,
although increased expenses in recent
years have reduced AIM's profitability.
Based on the review of the profitability
of AIM's and its affiliates' investment
advisory and other activities and its
financial condition, the Board concluded
that the compensation to be paid by the
Fund to AIM under its Advisory Agreement
was not excessive.

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05


AIM INTERMEDIATE GOVERNMENT FUND


INSTITUTIONAL CLASS SHARES                   ========================================         PLEASE NOTE THAT PAST PERFORMANCE IS
                                             AVERAGE ANNUAL TOTAL RETURNS                 NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           For periods ended 7/31/05                    RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class                                                   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     10 Years                          5.38%      REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                  5 Years                           5.29       ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered       1 Year                            2.87       PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,      6 Months*                         0.93       SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans                                                      OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  AVERAGE ANNUAL TOTAL RETURNS                 FULL REPORT FOR INFORMATION ON
                                             For periods ended 6/30/05, most recent       COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             calendar quarter-end                         YOUR FUND PROSPECTUS FOR MORE
========================================                                                  INFORMATION. FOR THE MOST CURRENT
NASDAQ SYMBOL                    AGOIX       10 Years                          5.36%      MONTH-END PERFORMANCE, PLEASE CALL
========================================     5 Years                           5.43       800-451-4246 OR VISIT
                                             1 Year                            3.60       AIMINVESTMENTS.COM.
                                             6 Months*                         1.30

                                             *Cumulative total return that has not
                                             been annualized
                                             ========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
                                             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES DUE TO DIFFERING
                                             SALES CHARGES AND CLASS EXPENSES.

                                             INSTITUTIONAL CLASS SHARES' INCEPTION
                                             DATE IS APRIL 29, 2005. RETURNS SINCE
                                             THAT DATE ARE HISTORICAL RETURNS. ALL
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PER- FORMANCE AND RESTATED CLASS A SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12B-1 FEES APPLICABLE TO
                                             CLASS A SHARES. INSTITUTIONAL CLASS
                                             SHARES WOULD HAVE HAD DIFFERENT RETURNS
                                             DUE TO DIFFERENCES IN THE EXPENSE
                                             STRUCTURE OF THE INSTITUTIONAL CLASS.

                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used written form as sales literature for public use.

[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                           --Registered Trademark--

AIMinvestments.com                 GOV-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------
U.S. MORTGAGE-BACKED SECURITIES-84.69%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-20.08%

Pass Through Ctfs.,
  9.00%, 12/01/05 to 04/01/25(a)               $ 3,092,791   $    3,362,445
---------------------------------------------------------------------------
  8.00%, 07/01/06 to 11/17/30(a)                 5,467,341        5,878,089
---------------------------------------------------------------------------
  8.50%, 07/01/07 to 10/01/29(a)                 2,167,531        2,345,423
---------------------------------------------------------------------------
  7.00%, 11/01/10 to 05/01/35(a)                39,761,291       41,780,534
---------------------------------------------------------------------------
  6.50%, 02/01/11 to 02/01/35(a)                53,215,978       55,219,365
---------------------------------------------------------------------------
  10.00%, 11/01/11 to 04/01/20(a)                1,103,650        1,236,169
---------------------------------------------------------------------------
  12.00%, 02/01/13(a)                                2,766            3,043
---------------------------------------------------------------------------
  6.00%, 06/01/17 to 05/01/33(a)                14,289,453       14,750,844
---------------------------------------------------------------------------
  4.50%, 05/01/19(a)                            10,367,918       10,213,763
---------------------------------------------------------------------------
  10.50%, 08/01/19 to 01/01/21(a)                  203,208          225,478
---------------------------------------------------------------------------
  9.50%, 11/01/20 to 04/01/25(a)                   798,287          886,148
---------------------------------------------------------------------------
  7.05%, 05/20/27(a)                             1,834,175        1,931,315
---------------------------------------------------------------------------
  7.50%, 09/01/30 to 12/01/34(a)                17,994,250       19,218,065
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/20(a)(b)                          3,914,540        3,925,550
===========================================================================
                                                                160,976,231
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-51.95%

Pass Through Ctfs.,
  8.50%, 01/01/07 to 02/01/31(a)                14,942,489       16,372,473
---------------------------------------------------------------------------
  7.50%, 07/01/10 to 04/01/35(a)                16,786,329       17,897,041
---------------------------------------------------------------------------
  7.00%, 05/01/11 to 08/01/35(a)                76,622,031       80,796,744
---------------------------------------------------------------------------
  8.00%, 02/01/12 to 08/01/32(a)                17,264,460       18,459,181
---------------------------------------------------------------------------
  6.00%, 10/01/13 to 07/01/34(a)                45,719,768       47,365,535
---------------------------------------------------------------------------
  6.50%, 06/01/14 to 09/01/34(a)                82,510,867       85,827,474
---------------------------------------------------------------------------
  9.50%, 07/01/16 to 08/01/22(a)                   174,774          192,330
---------------------------------------------------------------------------
  9.00%, 12/01/16(a)                               318,192          351,574
---------------------------------------------------------------------------
  5.00%, 01/01/17 to 12/01/18(a)                 6,654,968        6,677,891
---------------------------------------------------------------------------
  10.00%, 12/20/19 to 12/20/21(a)                1,139,083        1,272,772
---------------------------------------------------------------------------
  10.34%, 04/20/25(a)                              376,173          426,047
---------------------------------------------------------------------------
  6.95%, 07/01/25 to 09/01/26(a)                   415,136          440,245
---------------------------------------------------------------------------
  5.50%, 02/01/32 to 10/01/33(a)                    43,093           43,366
---------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/20(a)(b)                         21,543,276       21,193,198
---------------------------------------------------------------------------
  5.00%, 08/01/20 to 08/01/35(a)(b)             19,813,320       19,542,883
---------------------------------------------------------------------------
  5.50%, 08/01/20 to 08/01/35(a)(b)             58,463,980       59,130,352
---------------------------------------------------------------------------
  6.00%, 08/01/35(a)(b)                         39,482,000       40,345,669
===========================================================================
                                                                416,334,775
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-12.66%

Pass Through Ctfs.,
  9.00%, 10/15/08 to 04/15/21(a)               $   141,056   $      153,008
---------------------------------------------------------------------------
  6.00%, 10/15/08 to 08/15/34(a)                15,947,196       16,441,215
---------------------------------------------------------------------------
  7.00%, 10/15/08 to 01/15/35(a)                 7,244,030        7,665,724
---------------------------------------------------------------------------
  6.50%, 10/15/08 to 05/15/35(a)                39,643,823       41,646,784
---------------------------------------------------------------------------
  9.50%, 06/15/09 to 03/15/23(a)                   618,035          680,016
---------------------------------------------------------------------------
  10.00%, 11/15/09 to 07/15/24(a)                1,435,799        1,606,474
---------------------------------------------------------------------------
  11.00%, 12/15/09 to 10/15/15(a)                   14,343           15,671
---------------------------------------------------------------------------
  12.50%, 11/15/10(a)                                6,561            7,314
---------------------------------------------------------------------------
  13.00%, 01/15/11 to 12/15/14(a)                   75,519           85,540
---------------------------------------------------------------------------
  13.50%, 04/15/11 to 04/15/15(a)                  104,197          117,412
---------------------------------------------------------------------------
  12.00%, 02/15/13 to 07/15/15(a)                   82,791           94,779
---------------------------------------------------------------------------
  10.50%, 02/15/16(a)                                4,351            4,910
---------------------------------------------------------------------------
  8.50%, 08/20/16 to 04/15/31(a)                 3,548,022        3,862,535
---------------------------------------------------------------------------
  8.75%, 10/20/16 to 01/20/17(a)                   109,337          117,912
---------------------------------------------------------------------------
  8.00%, 02/20/17 to 06/15/27(a)                 2,704,927        2,914,071
---------------------------------------------------------------------------
  5.00%, 11/15/17 to 02/15/18(a)                21,927,996       22,193,622
---------------------------------------------------------------------------
  6.95%, 07/20/25 to 11/20/26(a)                 3,323,266        3,503,029
---------------------------------------------------------------------------
  7.50%, 03/15/26 to 08/15/28(a)                   348,253          372,802
===========================================================================
                                                                101,482,818
===========================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $684,164,776)                                       678,793,824
===========================================================================
U.S. GOVERNMENT AGENCY SECURITIES-26.27%

FEDERAL FARM CREDIT BANK-1.57%

Bonds,
  6.00%, 06/11/08(a)                             4,490,000        4,697,169
---------------------------------------------------------------------------
Medium Term Notes,
  5.75%, 12/07/28(a)                             7,000,000        7,851,410
===========================================================================
                                                                 12,548,579
===========================================================================

FEDERAL HOME LOAN BANK (FHLB)-13.40%

Unsec. Bonds,
  7.25%, 02/15/07(a)                             5,500,000        5,751,515
---------------------------------------------------------------------------
  4.88%, 05/15/07(a)(c)                         16,000,000       16,196,000
---------------------------------------------------------------------------
  4.50%, 02/15/08(a)                            20,000,000       19,964,000
---------------------------------------------------------------------------
  5.48%, 01/08/09(a)                             1,000,000        1,036,340
---------------------------------------------------------------------------
  5.75%, 10/27/10(a)                            34,500,000       35,267,985
---------------------------------------------------------------------------
  6.00%, 12/23/11(a)(c)                         28,800,000       29,205,792
===========================================================================
                                                                107,421,632
===========================================================================


                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-7.22%

Unsec. Global Notes,
  3.75%, 08/03/07(a)                           $ 8,000,000   $    7,902,000
---------------------------------------------------------------------------
  4.75%, 12/08/10(a)                            40,000,000       39,896,400
---------------------------------------------------------------------------
  5.13%, 11/07/13(a)(c)                         10,116,000       10,078,975
===========================================================================
                                                                 57,877,375
===========================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.10%

Unsec. Bonds,
  7.05%, 10/30/15(a)                             1,800,000        1,910,034
---------------------------------------------------------------------------
Unsec. Global Notes,
  3.85%, 04/14/09(a)                             9,000,000        8,850,150
---------------------------------------------------------------------------
Unsec. Notes,
  5.00%, 12/15/08(a)                             4,400,000        4,418,700
---------------------------------------------------------------------------
  4.13%, 04/29/09(a)                             1,650,000        1,637,757
===========================================================================
                                                                 16,816,641
===========================================================================

PRIVATE EXPORT FUNDING COMPANY-0.53%

Series G, Sec. Gtd. Notes,
  6.67%, 09/15/09(a)                             3,900,000        4,235,517
===========================================================================

TENNESSEE VALLEY AUTHORITY-1.45%

Series G, Global Bonds,
  5.38%, 11/13/08(a)                            11,250,000       11,611,125
===========================================================================
    Total U.S. Government Agency Securities
      (Cost $210,775,940)                                       210,510,869
===========================================================================

                                                PRINCIPAL        MARKET
                                                 AMOUNT          VALUE
---------------------------------------------------------------------------


U.S. TREASURY SECURITIES-9.16%

U.S. TREASURY NOTES-4.96%

4.63%, 05/15/06(a)(c)                          $19,800,000   $   19,919,196
---------------------------------------------------------------------------
2.75%, 06/30/06(a)                               8,000,000        7,919,360
---------------------------------------------------------------------------
4.00%, 11/15/12(a)                               2,000,000        1,978,440
---------------------------------------------------------------------------
4.25%, 08/15/13 to 08/15/14(a)                   9,900,000        9,905,778
===========================================================================
                                                                 39,722,774
===========================================================================

U.S. TREASURY BONDS-3.94%

2.38%, 08/31/06(a)                               9,700,000        9,543,927
---------------------------------------------------------------------------
12.75%, 11/15/10(a)                             11,700,000       12,005,721
---------------------------------------------------------------------------
7.50%, 11/15/16 to 11/15/24(a)                   7,500,000       10,066,800
===========================================================================
                                                                 31,616,448
===========================================================================

U.S. TREASURY STRIPS-0.26%

6.79%, 11/15/18(a)(d)                            3,750,000        2,052,525
===========================================================================
    Total U.S. Treasury Securities (Cost
      $73,488,071)                                               73,391,747
===========================================================================

                                                 SHARES
MONEY MARKET FUNDS-11.13%

Government & Agency Portfolio-Institutional
  Class (Cost $89,223,493)(e)                   89,223,493       89,223,493
===========================================================================
TOTAL INVESTMENTS-131.25% (Cost
  $1,057,652,280)                                             1,051,919,933
===========================================================================
OTHER ASSETS LESS LIABILITIES-(31.25%)                         (250,470,644)
===========================================================================
NET ASSETS-100.00%                                           $  801,449,289
___________________________________________________________________________
===========================================================================

Investment Abbreviations:

Ctfs    - Certificates
Gtd.    - Guaranteed
Sec.    - Secured
STRIPS  - Separately Traded Registered Interest and Principal Security
TBA     - To Be Announced
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $962,696,440, which represented 91.52% of the Fund's Total Investments. See Note 1A.
(b) Security purchased on a forward commitment basis. These securities are subject to dollar roll transactions. See Note 1F.
(c) Principal amount has been deposited in escrow with broker as collateral for reverse repurchase agreements outstanding at July 31, 2005.
(d) Security traded on a discount basis. The interest rate shown represents the rate of discount rate at the time of purchase by the Fund.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $968,428,787)                               $  962,696,440
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $89,223,493)                              89,223,493
============================================================
     Total investments (cost $1,057,652,280)   1,051,919,933
============================================================
Receivables for:
  Fund shares sold                                 1,040,247
------------------------------------------------------------
  Dividends and interest                           6,852,448
------------------------------------------------------------
  Principal paydowns                                 168,798
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                87,095
------------------------------------------------------------
Other assets                                          20,488
============================================================
     Total assets                              1,060,089,009
____________________________________________________________
============================================================


LIABILITIES:

Payables for:
  Investments purchased                          147,696,286
------------------------------------------------------------
  Fund shares reacquired                          34,028,218
------------------------------------------------------------
  Dividends                                          370,117
------------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                144,952
------------------------------------------------------------
  Reverse repurchase agreements                   75,708,840
------------------------------------------------------------
  Accrued interest expense                            35,595
------------------------------------------------------------
Accrued distribution fees                            377,112
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,226
------------------------------------------------------------
Accrued transfer agent fees                          222,374
------------------------------------------------------------
Accrued operating expenses                            54,000
============================================================
     Total liabilities                           258,639,720
============================================================
Net assets applicable to shares outstanding   $  801,449,289
____________________________________________________________
============================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  877,844,254
------------------------------------------------------------
Undistributed net investment income                  853,431
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (71,516,049)
------------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities                           (5,732,347)
============================================================
                                              $  801,449,289
____________________________________________________________
============================================================


NET ASSETS:

Class A                                       $  407,095,710
____________________________________________________________
============================================================
Class B                                       $  269,708,190
____________________________________________________________
============================================================
Class C                                       $   56,649,783
____________________________________________________________
============================================================
Class R                                       $    4,230,925
____________________________________________________________
============================================================
Investor Class                                $   62,993,662
____________________________________________________________
============================================================
Institutional Class                           $      771,019
____________________________________________________________
============================================================


SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           46,110,148
____________________________________________________________
============================================================
Class B                                           30,448,447
____________________________________________________________
============================================================
Class C                                            6,420,587
____________________________________________________________
============================================================
Class R                                              478,835
____________________________________________________________
============================================================
Investor Class                                     7,130,339
____________________________________________________________
============================================================
Institutional Class                                   87,266
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $         8.83
------------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.83 divided by
       95.25%)                                $         9.27
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
     share                                    $         8.86
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
     share                                    $         8.82
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
     share                                    $         8.84
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
     share                                    $         8.83
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
     share                                    $         8.84
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $42,987,567
-------------------------------------------------------------------------
Dividends from affiliated money market funds                    1,744,373
=========================================================================
     Total investment income                                   44,731,940
=========================================================================


EXPENSES:

Advisory fees                                                   3,754,626
-------------------------------------------------------------------------
Administrative services fees                                      259,736
-------------------------------------------------------------------------
Custodian fees                                                     92,506
-------------------------------------------------------------------------
Distribution fees:

  Class A                                                       1,198,393
-------------------------------------------------------------------------
  Class B                                                       3,216,229
-------------------------------------------------------------------------
  Class C                                                         679,112
-------------------------------------------------------------------------
  Class R                                                          23,380
-------------------------------------------------------------------------
  Investor Class                                                  159,963
-------------------------------------------------------------------------
Interest                                                        1,859,063
-------------------------------------------------------------------------
Transfer agent fees-A, B, C, R & Investor                       2,508,732
-------------------------------------------------------------------------
Transfer agent fees-Institutional                                      25
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          49,456
-------------------------------------------------------------------------
Other                                                             475,853
=========================================================================
     Total expenses                                            14,277,074
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                    (146,570)
=========================================================================
     Net expenses                                              14,130,504
=========================================================================
Net investment income                                          30,601,436
=========================================================================


REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities              (352,927)
=========================================================================
Change in net unrealized appreciation (depreciation) of
  investment securities                                        (7,368,030)
=========================================================================
Net gain (loss) from investment securities                     (7,720,957)
=========================================================================
Net increase in net assets resulting from operations          $22,880,479
_________________________________________________________________________
=========================================================================


See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005              2004
---------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  30,601,436    $   31,614,216
---------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities              (352,927)       (3,613,531)
---------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        (7,368,030)        6,973,548
=============================================================================================
    Net increase in net assets resulting from operations         22,880,479        34,974,233
=============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (22,275,028)      (24,212,763)
---------------------------------------------------------------------------------------------
  Class B                                                       (12,482,839)      (20,411,485)
---------------------------------------------------------------------------------------------
  Class C                                                        (2,646,783)       (4,304,998)
---------------------------------------------------------------------------------------------
  Class R                                                          (204,894)         (176,822)
---------------------------------------------------------------------------------------------
  Investor Class                                                 (3,292,310)       (2,950,092)
---------------------------------------------------------------------------------------------
  Institutional Class                                                (5,195)               --
=============================================================================================
  Decrease in net assets resulting from distributions           (40,907,049)      (52,056,160)
=============================================================================================
Share transactions-net:
  Class A                                                       (46,414,928)     (168,638,127)
---------------------------------------------------------------------------------------------
  Class B                                                      (101,307,638)     (271,162,557)
---------------------------------------------------------------------------------------------
  Class C                                                       (20,807,937)      (57,106,581)
---------------------------------------------------------------------------------------------
  Class R                                                           (91,553)          444,990
---------------------------------------------------------------------------------------------
  Investor Class                                                (12,395,369)       78,685,852
---------------------------------------------------------------------------------------------
  Institutional Class                                               775,256                --
=============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (180,242,169)     (417,776,423)
=============================================================================================
    Net increase (decrease) in net assets                      (198,268,739)     (434,858,350)
=============================================================================================

NET ASSETS:

  Beginning of year                                             999,718,028     1,434,576,378
=============================================================================================
  End of year (including undistributed net investment income
    of $853,431 and $(60,098), respectively)                  $ 801,449,289    $  999,718,028
_____________________________________________________________________________________________
=============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CASH FLOWS

For year ended July 31, 2005

CASH PROVIDED BY OPERATING ACTIVITIES

Net increase in net assets from operations                      $    22,880,479
-------------------------------------------------------------------------------
ADJUSTMENTS TO RECONCILE NET INCREASE IN NET ASSETS TO NET
  CASH PROVIDED BY OPERATIONS:

Decrease in receivables                                                 587,172
-------------------------------------------------------------------------------
Increase in other assets                                                (75,149)
-------------------------------------------------------------------------------
Decrease in payables                                                    (13,958)
-------------------------------------------------------------------------------
Paydown loss                                                         11,223,454
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
  securities                                                          7,720,957
-------------------------------------------------------------------------------
Amortization                                                          1,719,827
-------------------------------------------------------------------------------
Purchases of investments                                         (1,285,717,033)
-------------------------------------------------------------------------------
Proceeds from disposition of investments and principal
  payments                                                        1,379,107,071
-------------------------------------------------------------------------------
Net cash provided by operating activities                           137,432,820
-------------------------------------------------------------------------------
CASH USED IN FINANCING ACTIVITIES:

Net increase in borrowings reverse repurchase agreements              7,730,840
-------------------------------------------------------------------------------
Proceeds from shares of beneficial interest sold                    468,650,577
-------------------------------------------------------------------------------
Dividends paid to shareholders                                       (6,689,820)
-------------------------------------------------------------------------------
Disbursements from share of beneficial interest reacquired         (651,794,174)
-------------------------------------------------------------------------------
Net cash provided by (used in) financing activities                (182,102,577)
-------------------------------------------------------------------------------
Net decrease in cash and cash equivalents                           (44,669,757)
-------------------------------------------------------------------------------
Cash and cash equivalent at beginning of period                     133,893,250
-------------------------------------------------------------------------------
Cash and cash equivalent at end of period                       $    89,223,493
_______________________________________________________________________________
===============================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Intermediate Government Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class Shares are limited to certain investors.

    The Fund's objective is to achieve a high level of current income consistent with reasonable concern for safety of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

       Cash and cash equivalents in the Statement of Cash Flows are comprised of cash and investments in affiliated money market funds for the purpose of investing daily available cash balances.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the

     Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
 __________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $61,701.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $62,556.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $259,736.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $2,508,732 for Class A, Class B, Class C, Class R and Investor Class share classes and $25 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund.

Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $1,198,393, $3,216,229, $679,112, $23,380 and $159,963, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $79,869 in front-end sales commissions from the sale of Class A shares and $1,477, $84,132, $15,568 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market fund below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market fund for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE      DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05         INCOME      GAIN (LOSS)
-----------------------------------------------------------------------------------------------------------------------------------
Government &
  Agency
  Portfolio-Institutional
  Class          $133,893,250     $1,047,643,121    $(1,092,312,878)       $   --         $89,223,493     $1,744,373      $   --
___________________________________________________________________________________________________________________________________
===================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $22,313.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $7,514 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. During the year ended July 31, 2005, the average borrowings for the 365 days the borrowings were outstanding was $72,637,942 with a weighted interest rate of 2.56% and interest expense of $1,857,344.

    Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the one day the borrowings were outstanding was $22,899,408 with a weighted average interest rate of 2.74% and interest expense of $1,719. During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility.

  The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan. During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

  Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions from ordinary income                            $40,907,049    $52,056,160
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $    984,910
--------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments           (5,769,502)
--------------------------------------------------------------------------
Temporary book/tax differences                                    (119,619)
--------------------------------------------------------------------------
Capital loss carryforward                                      (61,040,566)
--------------------------------------------------------------------------
Post-October capital loss deferral                             (10,450,188)
--------------------------------------------------------------------------
Shares of beneficial interest                                  877,844,254
==========================================================================
Total net assets                                              $801,449,289
__________________________________________________________________________
==========================================================================


  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and bond premium amortization.

  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

  The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $20,298,822
-----------------------------------------------------------------------------
July 31, 2008                                                      9,400,360
-----------------------------------------------------------------------------
July 31, 2011                                                        377,217
-----------------------------------------------------------------------------
July 31, 2012                                                     15,762,988
-----------------------------------------------------------------------------
July 31, 2013                                                     15,201,179
=============================================================================
Total capital loss carryforward                                  $61,040,566
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of reorganization of INVESCO U.S. Government Securities Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $1,158,043,114 and $1,257,094,163, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $  4,435,284
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      (10,204,786)
==============================================================================
Net unrealized appreciation (depreciation) of investment
  securities                                                     $ (5,769,502)
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,057,689,435.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities, bond premium amortization and reorganization transactions, on July 31, 2005, undistributed net investment income was increased by $11,219,142 and undistributed net realized gain (loss) was decreased by $11,219,142. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      43,640,054    $ 393,937,969     31,583,939    $ 288,510,314
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       3,262,868       29,347,574      4,337,954       39,810,996
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                       1,415,911       12,671,868      2,182,666       19,991,367
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                         219,171        1,966,489        393,399        3,601,416
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               880,450        7,896,852      1,017,858        9,313,513
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                           90,040          799,857             --               --
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                       2,089,031       18,696,393      2,316,710       21,181,595
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                       1,122,353       10,084,878      1,786,445       16,400,177
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         243,356        2,178,015        367,396        3,358,535
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                          22,712          203,402         18,224          166,422
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                               349,479        3,130,760        306,566        2,798,507
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                              586            5,192             --               --
==========================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                              --               --        517,741        4,773,211
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                              --               --        115,186        1,065,926
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                              --               --        271,140        2,498,508
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                                    --               --     10,784,102       99,480,732
==========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                       2,474,384       22,175,653      3,411,127       31,202,564
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (2,466,128)     (22,175,653)    (3,400,020)     (31,202,564)
==========================================================================================================================
Reacquired:
  Class A                                                     (53,463,701)    (481,224,943)   (56,265,272)    (514,305,811)
--------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (13,182,343)    (118,564,437)   (32,388,466)    (297,237,092)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      (3,987,146)     (35,657,820)    (9,072,717)     (82,954,991)
--------------------------------------------------------------------------------------------------------------------------
  Class R                                                        (253,654)      (2,261,444)      (363,960)      (3,322,848)
--------------------------------------------------------------------------------------------------------------------------
  Investor Class(b)                                            (2,616,199)     (23,422,981)    (3,591,917)     (32,906,900)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(c)                                           (3,360)         (29,793)            --               --
==========================================================================================================================
                                                              (20,162,136)   $(180,242,169)   (45,671,899)   $(417,776,423)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 13% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is consider to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b)  Investor Class shares commenced sales on September 30, 2003.
(c)  Institutional Class shares commenced sales on April 29, 2005.
(d) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO U.S. Government Securities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO U.S. Government Securities Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 11,688,169 shares of the Fund for 14,502,725 shares of INVESCO U.S. Government Securities Fund outstanding as of the close of business on November 21, 2003. INVESCO U.S. Government Securities Fund's net assets at that date of $107,818,377, including $(775,060) of unrealized appreciation (depreciation), were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $11,119,380,636.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                         CLASS A
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.01         $   9.15    $   9.28    $   9.08    $   8.77
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.30             0.29(a)     0.33(a)     0.43(b)     0.50(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.06)            0.02       (0.04)       0.23        0.35
===========================================================================================================================
    Total from investment operations                              0.24             0.31        0.29        0.66        0.85
===========================================================================================================================
Less distributions from net investment income                    (0.42)           (0.45)      (0.42)      (0.46)      (0.54)
===========================================================================================================================
Net asset value, end of period                                $   8.83         $   9.01    $   9.15    $   9.28    $   9.08
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                   2.66%            3.45%       3.03%       7.39%       9.91%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $407,096         $462,804    $639,002    $473,104    $302,391
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.19%(d)(e)      1.01%(e)     0.90%      0.94%       1.32%
===========================================================================================================================
Ratio of net investment income to average net assets              3.55%(d)         3.15%       3.47%       4.58%(b)     5.61%
===========================================================================================================================
Ratio of interest expense to average net assets                   0.20%(d)         0.07%       0.01%       0.04%       0.39%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            124%             142%        275%        146%        194%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.47 and the ratio of net investment income to average net assets would have been 5.09%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $479,356,992.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.20% and 1.02% for 2005 and 2004, respectively.


                                                                                         CLASS B
                                                              -------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              -------------------------------------------------------------
                                                                2005             2004        2003        2002        2001
---------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   9.04         $   9.18    $   9.31    $   9.11    $   8.79
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23             0.22(a)     0.26(a)     0.37(b)     0.44(a)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.06)            0.02       (0.04)       0.22        0.35
===========================================================================================================================
    Total from investment operations                              0.17             0.24        0.22        0.59        0.79
===========================================================================================================================
Less distributions from net investment income                    (0.35)           (0.38)      (0.35)      (0.39)      (0.47)
===========================================================================================================================
Net asset value, end of period                                $   8.86         $   9.04    $   9.18    $   9.31    $   9.11
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(c)                                                   1.89%            2.68%       2.30%       6.58%       9.17%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $269,708         $376,960    $654,305    $613,306    $269,677
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets                           1.94%(d)(e)      1.76%(e)     1.65%      1.69%       2.08%
===========================================================================================================================
Ratio of net investment income to average net assets              2.80%(d)         2.40%       2.72%       3.83%(b)     4.85%
===========================================================================================================================
Ratio of interest expense to average net assets                   0.20%(d)         0.07%       0.01%       0.04%       0.39%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                            124%             142%        275%        146%        194%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $321,622,907.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.95% and 1.77% for 2005 and 2004, respectively.

                                                                                       CLASS C
                                                              ----------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                               2005            2004        2003        2002       2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  9.00         $  9.15    $   9.27    $   9.08    $  8.77
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23            0.22(a)     0.26(a)     0.37(b)    0.44(a)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.06)           0.01       (0.03)       0.21       0.34
========================================================================================================================
    Total from investment operations                             0.17            0.23        0.23        0.58       0.78
========================================================================================================================
Less distributions from net investment income                   (0.35)          (0.38)      (0.35)      (0.39)     (0.47)
========================================================================================================================
Net asset value, end of period                                $  8.82         $  9.00    $   9.15    $   9.27    $  9.08
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(c)                                                  1.90%           2.58%       2.42%       6.48%      9.08%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $56,650         $78,760    $137,213    $127,114    $59,915
========================================================================================================================
Ratio of expenses to average net assets                          1.94%(d)(e)     1.76%(e)     1.65%      1.69%      2.08%
========================================================================================================================
Ratio of net investment income to average net assets             2.80%(d)        2.40%       2.72%       3.83%(b)    4.85%
========================================================================================================================
Ratio of interest expense to average net assets                  0.20%(d)        0.07%       0.01%       0.04%      0.39%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                           124%            142%        275%        146%       194%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the net investment income per share would have been $0.40 and the ratio of net investment income to average net assets would have been 4.35%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $67,911,246.
(e) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements were 1.95% and 1.77% for 2005 and 2004, respectively.

                                                                                 CLASS R
                                                              ----------------------------------------------
                                                                                               JUNE 3, 2002
                                                                                                (DATE SALES
                                                                   YEAR ENDED JULY 31,         COMMENCED) TO
                                                              -----------------------------      JULY 31,
                                                               2005         2004      2003         2002
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 9.01       $ 9.16    $ 9.27       $ 9.13
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.29         0.27(a)   0.30(a)      0.07(b)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                (0.07)        0.01     (0.02)        0.14
============================================================================================================
    Total from investment operations                            0.22         0.28      0.28         0.21
============================================================================================================
Less distributions from net investment income                  (0.39)       (0.43)    (0.39)       (0.07)
============================================================================================================
Net asset value, end of period                                $ 8.84       $ 9.01    $ 9.16       $ 9.27
____________________________________________________________________________________________________________
============================================================================================================
Total return(c)                                                 2.51%        3.08%     2.99%        2.34%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $4,231       $4,422    $4,057       $   34
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                1.44%(d)     1.26%     1.15%        1.19%(e)
============================================================================================================
  Without fee waivers and/or expense reimbursements             1.45%(d)     1.26%     1.15%        1.27%(e)
============================================================================================================
Ratio of net investment income to average net assets            3.30%(d)     2.90%     3.22%        4.33%(b)(e)
============================================================================================================
Ratio of interest expense to average net assets                 0.20%(d)     0.07%     0.01%        0.04%(e)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(f)                                       124%         142%      275%         146%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities and recording paydown gains and losses on asset backed securities as adjustments to net investment income. Had the Fund not amortized premiums on debt securities or recorded paydown gains and losses as adjustments to investment income, the investment income per share would have remained the same and the ratio of net investment income to average net assets would have been 4.85%.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(d)  Ratios are based on average daily net assets of $4,676,094.
(e)  Annualized.
(f)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  9.01              $  9.30
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.31                 0.24(a)
-------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.07)               (0.15)
=================================================================================================
    Total from investment operations                              0.24                 0.09
=================================================================================================
Less distributions from net investment income                    (0.42)               (0.38)
=================================================================================================
Net asset value, end of period                                 $  8.83              $  9.01
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   2.69%                1.02%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $62,994              $76,771
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(c)             0.98%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.18%(c)             1.00%(d)
=================================================================================================
Ratio of net investment income to average net assets              3.57%(c)             3.18%(d)
=================================================================================================
Ratio of interest expense to average net assets                   0.20%(c)             0.07%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                         124%                 142%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $70,514,677.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                INSTITUTIONAL CLASS
                                                                -------------------
                                                                  APRIL 29, 2005
                                                                    (DATE SALES
                                                                   COMMENCED) TO
                                                                     JULY 31,
                                                                       2005
-----------------------------------------------------------------------------------
Net asset value, beginning of period                                  $ 8.90
-----------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                 0.10
-----------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                        (0.04)
===================================================================================
    Total from investment operations                                    0.06
===================================================================================
Less distributions from net investment income                          (0.12)
===================================================================================
Net asset value, end of period                                        $ 8.84
___________________________________________________________________________________
===================================================================================
Total return(a)                                                         0.67%
___________________________________________________________________________________
===================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                              $  771
___________________________________________________________________________________
===================================================================================
Ratio of expenses to average net assets
  With fee waivers and/or expense reimbursements                        0.81%(b)
-----------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                     0.82%(b)
===================================================================================
Ratio of net investment income to average net assets                    3.94%(b)
===================================================================================
Ratio of interest expense to average net assets                         0.20%(b)
___________________________________________________________________________________
===================================================================================
Portfolio turnover rate(c)                                               124%
___________________________________________________________________________________
===================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based on those net assets values may differ from the net asset value and the returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are annualized and based on average daily net assets of $376,286.
(c)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under
Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Intermediate Government Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of AIM Intermediate Government Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets, the cash flows and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005




The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, Texas
                                                                                77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 0% is eligible for the dividends received deduction for corporation.

For its tax year ended July 31, 2005, the Fund designated 0%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual percentages for the calendar year will be designated in the Fund's year end tax statement.

REQUIRED STATE INCOME TAX INFORMATION

Of the ordinary dividends paid, 6.99% was derived from U.S. Treasury
Obligations.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 99.95%, 99.99%, and 99.94%, respectively.

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                        FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                    AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                      AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                       AIM Money Market Fund
AIM Dynamics Fund(1)                         AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund               AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)     Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                            Premier U.S. Government Money Portfolio(1)
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                                    SECTOR EQUITY                 TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)       AIM High Income Municipal Fund(8)
AIM Opportunities III Fund                   AIM Energy Fund(1)                          AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund(1)              AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                 AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                 Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)                                 AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)                     AIM Conservative Allocation Fund
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                      AIM Growth Allocation Fund(9)
AIM Weingarten Fund                          AIM Utilities Fund(1)                       AIM Moderate Allocation Fund
                                                                                         AIM Moderate Growth Allocation Fund
*Domestic equity and income fund                                                         AIM Moderately Conservative Allocation Fund

                                             ======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
                                             THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
                                             ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ======================================================================================

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors.
(4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

    If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.

AIMinvestments.com                  GOV-AR-1            A I M Distributors, Inc.


                                  [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
--------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed       Products    Management            --Registered Trademark--
                                     Plans      Accounts
--------------------------------------------------------------------------------------

                                              AIM LIMITED MATURITY TREASURY FUND
                                   Annual Report to Shareholders o July 31, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                         --Registered Trademark--

=========================================================================================================================
AIM LIMITED MATURITY TREASURY FUND SEEKS LIQUIDITY WITH MINIMUM FLUCTUATION OF PRINCIPAL VALUE, AND, CONSISTENT WITH THIS
OBJECTIVE, THE HIGHEST TOTAL RETURN ACHIEVABLE.

o Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.
=========================================================================================================================

ABOUT SHARE CLASSES                          o The Fund is not managed to track the       The Fund provides a complete list of its
                                             performance of any particular index,         holdings four times in each fiscal year,
o At the close of business October 30,       including the indexes defined here, and      at the quarter-ends. For the second and
2002, Class A shares were closed to new      consequently, the performance of the         fourth quarters, the lists appear in the
investors.                                   Fund may deviate significantly from the      Fund's semiannual and annual reports to
                                             performance of the indexes.                  shareholders. For the first and third
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  quarters, the Fund files the lists with
                                             o A direct investment cannot be made in      the Securities and Exchange Commission
o U.S. Treasury securities such as           an index. Unless otherwise indicated,        (SEC) on Form N-Q. The most recent list
bills, notes and bonds offer a high          index results include reinvested             of portfolio holdings is available at
degree of safety, and they guarantee the     dividends, and they do not reflect sales     AIMinvestments.com. From our home page,
payment of principal and any applicable      charges. Performance of an index of          click on Products & Performance, then
interest if held to maturity. Fund           funds reflects fund expenses;                Mutual Funds, then Fund Overview. Select
shares are not insured, and their value      performance of a market index does not.      your Fund from the drop-down menu and
and yield will vary with market                                                           click on Complete Quarterly Holdings.
conditions.                                  OTHER INFORMATION                            Shareholders can also look up the Fund's
                                                                                          Forms N-Q on the SEC's Web site at
ABOUT INDEXES USED IN THIS REPORT            o The returns shown in management's          sec.gov. And copies of the Fund's Forms
                                             discussion of Fund performance are based     N-Q may be reviewed and copied at the
o The unmanaged Lehman U.S. Aggregate        on net asset values calculated for           SEC's Public Reference Room at 450 Fifth
Bond Index (the LEHMAN AGGREGATE INDEX),     shareholder transactions. Generally          Street, N.W., Washington, D.C.
which represents the U.S.                    accepted accounting principles require       20549-0102. You can obtain information
investment-grade fixed-rate bond market      adjustments to be made to the net assets     on the operation of the Public Reference
(including government and corporate          of the Fund at period end for financial      Room, including information about
securities, mortgage pass-through            reporting purposes, and as such, the net     duplicating fee charges, by calling
securities and asset-backed securities),     asset values for shareholder                 202-942-8090 or 800-732-0330, or by
is compiled by Lehman Brothers, a global     transactions and the returns based on        electronic request at the following
investment bank.                             those net asset values may differ from       e-mail address: publicinfo@sec.gov. The
                                             the net asset values and returns             SEC file numbers for the Fund are
o The unmanaged LEHMAN 1- TO 2-YEAR U.S.     reported in the Financial Highlights.        811-5686 and 33-39519.
GOVERNMENT BOND INDEX, which represents
the performance of U.S. Treasury and                                                      A description of the policies and
U.S. government agency issues with                                                        procedures that the Fund uses to
maturities of one to two years, is                                                        determine how to vote proxies relating
compiled by Lehman Brothers, a global                                                     to portfolio securities is available
investment bank.                                                                          without charge, upon request, from our
                                                                                          Client Services department at
o The unmanaged LIPPER SHORT U.S.                                                         800-959-4246 or on the AIM Web site,
TREASURY CATEGORY AVERAGE represents an                                                   AIMinvestments.com. On the home page,
average of the short U.S. Treasury funds                                                  scroll down and click on AIM Funds Proxy
tracked by Lipper, Inc., an independent                                                   Policy. The information is also
mutual fund performance monitor.                                                          available on the Securities and Exchange
                                                                                          Commission's Web site, sec.gov.

                                                                                          Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                                                                          securities during the 12 months ended
                                                                                          June 30, 2005, is available at our Web
                                                                                          site. Go to AIMinvestments.com, access
                                                                                          the About Us tab, click on Required
                                                                                          Notices and then click on Proxy Voting
                                                                                          Activity. Next, select the Fund from the
                                                                                          drop-down menu. The information is also
                                                                                          available on the Securities and Exchange
                                                                                          Commission's Web site, sec.gov.


                                                                                          ========================================
                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A Shares                    SHTIX
                                                                                          Class A3 Shares                   LMTAX
                                                                                          ========================================

=============================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM LIMITED MATURITY TREASURY FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from
                    Bruce Crockett, the independent Chair of the Board of
                    Trustees of the AIM Funds. We first introduced you to Mr.
[GRAHAM             Crockett in the semiannual report on your Fund dated January
  PHOTO]            31 of this year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
                    October.

                        Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a
 ROBERT H. GRAHAM   valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr.
                    Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                        One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund
[WILLIAMSON         has with AIM. Essentially, this agreement hires AIM to
   PHOTO]           manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                        Of course, this report also includes your Fund managers' MARK H. WILLIAMSON discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

                        All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                        Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                        We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /S/ ROBERT H. GRAHAM                 /S/ MARK H. WILLIAMSON
                    ----------------------------         -----------------------
                    Robert H. Graham                     Mark H. Williamson
                    President & Vice Chair,              Chairman & President,
                    AIM Funds                            A I M Advisors, Inc.

                    September 16, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM LIMITED MATURITY TREASURY FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM
                    Funds, I'm writing to report on the work being done by your
                    Board.
[CROCKETT
  PHOTO]                At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million
                    annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25%
BRUCE L. CROCKETT   of the Rule 12b-1 fees on Class A and Class A3 shares of
                    those AIM Funds that previously charged these fees at a higher rate.

                        Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                        Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                        Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                        At subcommittee meetings, held throughout the year,
                    the performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                        Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,


                    /S/ BRUCE L. CROCKETT
                    ----------------------------------
                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds


                    September 16, 2005

AIM LIMITED MATURITY TREASURY FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

=====================================================================================     two-year Treasury note. Of course, the
                                                                                          inverse is true as well; in periods of
PERFORMANCE SUMMARY                          ========================================     rising interest rates, the Fund will
                                                                                          continue to have lower-yielding notes in
The Lehman Aggregate Index contains          FUND VS. INDEXES                             its portfolio, which results in the Fund
investment-grade bonds of all types and                                                   earning slightly less than the two-year
maturities. Your Fund invests only in        TOTAL RETURNS, 7/31/04-7/31/05,              Treasury note. On balance, however, we
two-year Treasury notes. Because of          EXCLUDING APPLICABLE SALES CHARGES. IF       believe that our strategy can result in
their low risk, their rate of return is      SALES CHARGES WERE INCLUDED, RETURNS         relative share price stability while
typically modest. Within the Lehman          WOULD BE LOWER.                              providing an attractive yield over time.
Aggregate Index, Treasuries
underperformed other investments for the                                                      We sell notes in the portfolio for
one-year period.                             Class A Shares                      0.68%    either of two purposes:

    The Fund underperformed the Lehman       Class A3 Shares                     0.39     o To maintain our monthly buy-sell
1- to 2-Year Government Bond Index                                                        process designed to maintain its
because the index includes U.S.              Lehman Aggregate Index                       risk/return profile.
government agency bonds, which               (Broad Market Index)                4.79
outperformed Treasury notes during the                                                    o To meet shareholder redemptions,
period.                                      Lehman 1- to 2-Year                          though we seek to maintain an evenly
                                             U.S. Government Bond Index          1.38     laddered portfolio at all times.
    Your Fund's long-term performance
appears on Pages 6 and 7.                      (Style-specific Index)                       MARKET CONDITIONS AND YOUR FUND

                                             Lipper Short U.S. Treasury                   When your Fund's fiscal year began, the
                                             Category Average (Peer Group Index) 1.07     federal funds target rate was 1.25%. The
                                                                                          federal funds rate is the interest rate
                                             SOURCE: LIPPER,INC.                          at which depository institutions lend
                                                                                          money overnight to one another from
                                             ========================================     their Federal Reserve balances. Changes
                                                                                          in this rate affect short-term interest
=====================================================================================     rates throughout the financial
                                                                                          marketplace.
HOW WE INVEST                                    We manage the Fund using the same
                                             strategy regardless of market                    During the year, the Federal Reserve
We invest in two-year U.S. Treasury          conditions. Because we maintain a            Board's Federal Open Market Committee
notes. We maintain a laddered                portfolio of 12 notes ranging from 13        (FOMC) raised its target overnight rate
portfolio--one that is evenly weighted       months to maturity to two years to           eight times--each time by 25 basis
among notes with differing                   maturity, there is typically a lag           points (0.25%)--bringing the rate to
maturities--consisting of 12 notes. Each     between movements in the portfolio's         3.25% on July 31, 2005. After the fiscal
month we sell the note that has reached      yield and the current two-year Treasury      year-end, on August 9, 2005, the FOMC
one year to maturity. This strategy is       yield. During periods of falling             approved another 25-basis-point move to
based upon historical evidence that          interest rates, we will have notes that      3.50%. The committee is scheduled to
indicates that this is the age at which      have higher yields than those that are       meet three more times in 2005,
two-year Treasuries offer the most           currently available. This generally
favorable risk/return ratio. We then         results in the Fund earning slightly
replace the note that has been sold with     more than the
a newly issued Treasury note.
                                                                                                                         (continued)
===============================================================         ============================================================

PORTFOLIO COMPOSITION
U.S. Treasury Notes
Maturity Date             Interest Rate   % of Total Net Assets         TOTAL NET ASSETS                    $293.5 MILLION

8/31/06                        2.38%               8.3%                 TOTAL NUMBER OF HOLDINGS                        12
9/30/06                        2.50                8.3
10/31/06                       2.50                8.3                  The Fund's holdings are subject to change, and there is no
11/30/06                       2.88                8.3                  assurance that the Fund will continue to hold any
12/31/06                       3.00                8.3                  particular security.
1/31/07                        3.13                8.3
2/28/07                        3.38                8.3                  ============================================================
3/31/07                        3.75                8.3
4/30/07                        3.63                8.2
5/31/07                        3.50                8.2
6/30/07                        3.63                8.2
7/31/07                        3.88                8.2
Other assets less liabilities                      0.8
===============================================================

AIM LIMITED MATURITY TREASURY FUND


and because of the FOMC statement that       movements. A longer duration means more      THE VIEWS AND OPINIONS EXPRESSED IN
accompanied the most recent rate             sensitivity to rate changes; a shorter       MANAGEMENT'S DISCUSSION OF FUND
increase, additional hikes are expected.     duration means less sensitivity. By          PERFORMANCE ARE THOSE OF A I M ADVISORS,
                                             replacing the oldest note in the             INC. THESE VIEWS AND OPINIONS ARE
    As a result of the actions of the        portfolio each month with a newly issued     SUBJECT TO CHANGE AT ANY TIME BASED ON
FOMC, two-year Treasury yields have          note, we maintain a relatively short         FACTORS SUCH AS MARKET AND ECONOMIC
risen gradually over the year. Every         duration of approximately 1.45 years.        CONDITIONS. THESE VIEWS AND OPINIONS MAY
business day, the U.S. Treasury                                                           NOT BE RELIED UPON AS INVESTMENT ADVICE
calculates the yield on U.S. Treasury            As stated in the prospectus, your        OR RECOMMENDATIONS, OR AS AN OFFER FOR A
securities based on composite quotes         Fund seeks liquidity with minimum            PARTICULAR SECURITY. THE INFORMATION IS
reported by U.S. government securities       fluctuation of principal value. This         NOT A COMPLETE ANALYSIS OF EVERY ASPECT
dealers. Each Friday, the U.S. Treasury      means minimum fluctuation in your Fund's     OF ANY MARKET, COUNTRY, INDUSTRY,
reports a weekly yield for Treasury          share price, or net asset value (NAV)        SECURITY OR THE FUND. STATEMENTS OF FACT
securities. The graph below plots the        per share. Over the fiscal year, the NAV     ARE FROM SOURCES CONSIDERED RELIABLE,
weekly yield on two-year Treasuries from     for the Fund's Class A shares ranged         BUT A I M ADVISORS, INC. MAKES NO
Friday, August 6, 2004, through Friday,      from $10.10 to $10.29, a fluctuation of      REPRESENTATION OR WARRANTY AS TO THEIR
July 29, 2005 As they trended upward,        approximately 2%. (Note: AIM Limited         COMPLETENESS OR ACCURACY. ALTHOUGH
yields fluctuated within a range from a      Maturity Treasury Fund should not be         HISTORICAL PERFORMANCE IS NO GUARANTEE
low of 2.46% to 3.97%.                       confused with a money market fund, which     OF FUTURE RESULTS, THESE INSIGHTS MAY
                                             attempts to maintain a per-share price       HELP YOU UNDERSTAND OUR INVESTMENT
    Over the fiscal year, your Fund's        of $1.00. Although we seek to maintain a     MANAGEMENT PHILOSOPHY.
yield rose steadily. The monthly 30-day      relatively stable share price, the value
yield calculation registered an increase     of your Fund shares will fluctuate.)               See important Fund and index
for every month of the period. At the                                                         disclosures inside front cover.
end of the first month of the period,        IN CLOSING
August 2004, the 30-day yield for Class                                                                   SCOT W. JOHNSON,
A shares was 1.46%. By the end of the        Throughout the year, we strictly adhered     [JOHNSON        Chartered Financial
fiscal year, it was 2.56%. As stated,        to our short-duration, laddered                PHOTO]        Analyst, senior
during periods of rising interest rates,     portfolio strategy with our monthly                          portfolio manager, is
the Fund is likely to lag the return of      buy-sell process. This strategy was                          lead manager of AIM
the two-year Treasury note, because the      designed to limit interest rate risk and                     Limited Maturity
Fund will continue to own notes carrying     deliver consistency to our shareholders.     Treasury Fund. Mr. Johnson joined AIM in
lower interest rates than the current        We believe that it can result in             1994. He received both a B.A. in
rate. Remember that in periods of            relative share price stability while         economics and an M.B.A. in finance from
falling interest rates, the Fund's           providing an attractive yield over time.     Vanderbilt University.
portfolio is likely to outperform and
that our strategy seeks first to                 Thank you for your investment in AIM                     CLINT W. DUDLEY,
preserve capital in order to provide         Limited Maturity Treasury Fund.               [DUDLEY        Chartered Financial
liquidity.                                                                                  PHOTO]        Analyst, portfolio
                                                                                                          manager, is portfolio
    To preserve capital, we must focus                                                                    manager of AIM Limited
on managing risk. We seek to mitigate                                                                     Maturity Treasury Fund.
interest-rate risk by maintaining a                                                       Mr. Dudley joined AIM in 1998, was
portfolio with a short duration.                                                          promoted to money market portfolio
Duration measures a portfolio's price                                                     manager in 2000 and assumed his current
sensitivity to interest rate                                                              duties in 2001. He received both a
                                                                                          B.B.A. and an M.B.A. from Baylor
                                                                                          University.

                                                                                          Assisted by the Taxable Investment Grade
                                                                                          Bond Team


================================================================================

WEEKLY YIELD ON 2-YEAR TREASURY NOTES
8/06/04-7/29/05


DATE            YIELD

 8/04           2.60
 8/04           2.51
 8/04           2.46
 8/04           2.49
 9/04           2.47
 9/04           2.52
 9/04           2.49
 9/04           2.53
10/04           2.60
10/04           2.67
10/04           2.53
10/04           2.55
10/04           2.57
11/04           2.65
11/04           2.82
11/04           2.89
11/04           2.99
12/04           3.02
12/04           2.93
12/04           3.00
12/04           3.04
12/04           3.09
 1/05           3.18
 1/05           3.23
 1/05           3.22
 1/05           3.25
 2/05           3.31
 2/05           3.30
 2/05           3.40
 2/05           3.50
 3/05           3.58
 3/05           3.66
 3/05           3.73
 3/05           3.83
 4/05           3.84
 4/05           3.74
 4/05           3.65
 4/05           3.57
 4/05           3.64
 5/05           3.65
 5/05           3.68
 5/05           3.62
 5/05           3.63
 6/05           3.55
 6/05           3.62
 6/05           3.71
 6/05           3.65
 7/05           3.66
 7/05           3.76                                                                                 [RIGHT ARROW GRAPHIC]
 7/05           3.84
 7/05           3.91
 7/05           3.97                                                                        FOR A PRESENTATION OF YOUR FUND'S
                                                                                            LONG-TERM PERFORMANCE,PLEASE SEE PAGES 6
================================================================================            AND 7.

AIM LIMITED MATURITY TREASURY FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      with the amount you invested, to                 The hypothetical account values and
                                             estimate the expenses that you paid over     expenses may not be used to estimate the
As a shareholder of the Fund, you incur      the period. Simply divide your account       actual ending account balance or
two types of costs: (1) transaction          value by $1,000 (for example, an $8,600      expenses you paid for the period. You
costs, which may include sales charges       account value divided by $1,000 = 8.6),      may use this information to compare the
(loads) on purchase payments; contingent     then multiply the result by the number       ongoing costs of investing in the Fund
deferred sales charges on redemptions;       in the table under the heading entitled      and other funds. To do so, compare this
and redemption fees, if any; and (2)         "Actual Expenses Paid During Period" to      5% hypothetical example with the 5%
ongoing costs, including management          estimate the expenses you paid on your       hypothetical examples that appear in the
fees; distribution and/or service fees       account during this period.                  shareholder reports of the other funds.
(12b-1); and other Fund expenses. This
example is intended to help you              HYPOTHETICAL EXAMPLE FOR                         Please note that the expenses shown
understand your ongoing costs (in            COMPARISON PURPOSES                          in the table are meant to highlight your
dollars) of investing in the Fund and to                                                  ongoing costs only and do not reflect
compare these costs with ongoing costs       The table below also provides                any transactional costs, such as sales
of investing in other mutual funds. The      information about hypothetical account       charges (loads) on purchase payments,
example is based on an investment of         values and hypothetical expenses based       contingent deferred sales charges on
$1,000 invested at the beginning of the      on the Fund's actual expense ratio and       redemptions, and redemption fees, if
period and held for the entire period        an assumed rate of return of 5% per year     any. Therefore, the hypothetical
February 1, 2005, through July 31, 2005.     before expenses, which is not the Fund's     information is useful in comparing
                                             actual return. The Fund's actual             ongoing costs only, and will not help
ACTUAL EXPENSES                              cumulative total returns at net asset        you determine the relative total costs
                                             value after expenses for the six months      of owning different funds. In addition,
The table below provides information         ended July 31, 2005, appear in the table     if these transactional costs were
about actual account values and actual       "Cumulative Total Returns" on Page 7.        included, your costs would have been
expenses. You may use the information in                                                  higher.
this table, together

====================================================================================================================================

                                                     ACTUAL                                      HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE EXPENSES)

            BEGINNING ACCOUNT        ENDING ACCOUNT              EXPENSES        ENDING ACCOUNT                   EXPENSES
SHARE             VALUE                  VALUE                 PAID DURING           VALUE                       PAID DURING
CLASS            (2/1/05)             (7/31/05)(1)            PERIOD(2),(3)        (7/31/05)                    PERIOD(2),(4)
  A             $1,000.00              $1,004.70                  $3.03            $1,021.77                        $3.06
  A3             1,000.00               1,002.80                   3.97             1,020.83                         4.01

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio (0.61% and 0.80% for Class A and A3 shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1,
    2005, the distributor contractually agreed to reduce rule 12B-1 plan fees for Class A3 shares to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent fiscal half year is 0.71% for the Class
    A3 shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $3.53 for the Class A3 shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $3.56 for the Class A3 shares.

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON       For More Information Visit
                                                                                          IMAGE]       AIMinvestments.com


AIM LIMITED MATURITY TREASURY FUND


YOUR FUND'S LONG-TERM PERFORMANCE

=============================================================
RESULTS OF A $10,000 INVESTMENT
Fund and index data from 7/95

                  [MOUNTAIN CHART]

DATE        AIM LIMITED       LIPPER SHORT     LEHMAN 1-
             MATURITY             U.S.          TO 2-YEAR
             TREASURY           TREASURY          U.S.
               FUND-            CATEGORY       GOVERNMENT
           CLASS A SHARES        AVERAGE       BOND INDEX

 7/95          $9900            $10000         $10000
 8/95           9950             10055          10055
 9/95           9988             10100          10100
10/95          10068             10181          10175
11/95          10136             10265          10251
12/95          10205             10336          10322
 1/96          10282             10415          10404
 2/96          10253             10374          10382
 3/96          10257             10361          10388
 4/96          10270             10363          10408
 5/96          10293             10379          10439
 6/96          10357             10450          10509
 7/96          10392             10487          10551
 8/96          10428             10509          10594
 9/96          10504             10603          10679
10/96          10614             10723          10785
11/96          10670             10802          10854
12/96          10686             10793          10871
 1/97          10735             10838          10923
 2/97          10758             10852          10954
 3/97          10754             10821          10959
 4/97          10834             10918          11041
 5/97          10907             10992          11115
 6/97          10967             11069          11186
 7/97          11072             11219          11288
 8/97          11079             11202          11311
 9/97          11161             11296          11387
10/97          11223             11384          11463
11/97          11250             11412          11494
12/97          11325             11487          11567
 1/98          11421             11606          11665
 2/98          11422             11599          11683
 3/98          11473             11637          11731
 4/98          11523             11692          11787
 5/98          11574             11758          11846
 6/98          11622             11818          11906
 7/98          11672             11867          11961
 8/98          11803             12033          12085
 9/98          11931             12228          12223
10/98          11991             12264          12286
11/98          11967             12240          12282
12/98          12014             12282          12329
 1/99          12049             12320          12375
 2/99          12008             12228          12343
 3/99          12077             12302          12424
 4/99          12110             12336          12465
 5/99          12108             12301          12472
 6/99          12140             12317          12509
 7/99          12175             12344          12554
 8/99          12211             12372          12587
 9/99          12269             12450          12662
10/99          12306             12477          12701
11/99          12317             12495          12729
12/99          12331             12492          12750
 1/00          12334             12483          12761
 2/00          12397             12558          12843
 3/00          12466             12651          12913
 4/00          12495             12671          12953
 5/00          12540             12711          13003
 6/00          12661             12846          13128
 7/00          12722             12917          13208
 8/00          12807             13023          13299
 9/00          12891             13113          13394
10/00          12940             13181          13461
11/00          13052             13322          13577
12/00          13191             13479          13726
 1/01          13344             13621          13900
 2/01          13412             13716          13983
 3/01          13524             13809          14092
 4/01          13566             13819          14143
 5/01          13635             13881          14225
 6/01          13661             13917          14273
 7/01          13807             14087          14420
 8/01          13880             14176          14501
 9/01          14084             14374          14712
10/01          14193             14508          14843
11/01          14190             14438          14829
12/01          14187             14406          14856
 1/02          14211             14444          14879
 2/02          14244             14519          14941
 3/02          14184             14396          14858
 4/02          14329             14570          15015
 5/02          14363             14641          15066
 6/02          14465             14757          15188
 7/02          14621             14941          15343
 8/02          14665             15028          15384
 9/02          14749             15174          15487
10/02          14790             15186          15526
11/02          14745             15119          15496
12/02          14861             15282          15619
 1/03          14858             15265          15625
 2/03          14907             15349          15680
 3/03          14929             15375          15711
 4/03          14948             15397          15737
 5/03          14995             15491          15780
 6/03          15011             15496          15809
 7/03          14941             15378          15751
 8/03          14941             15378          15764
 9/03          15054             15521          15880
10/03          15011             15463          15836
11/03          14995             15449          15835
12/03          15067             15527          15914
 1/04          15081             15555          15944
 2/04          15138             15625          16009
 3/04          15167             15668          16045
 4/04          15034             15512          15933
 5/04          15019             15490          15921
 6/04          15005             15490          15917
 7/04          15052             15533          15969
 8/04          15128             15633          16064
 9/04          15119             15625          16052
10/04          15156             15666          16096
11/04          15074             15594          16033
12/04          15102             15625          16062
 1/05          15083             15622          16065
 2/05          15062             15586          16044
 3/05          15060             15584          16047
 4/05          15119             15664          16128
 5/05          15164             15720          16186
 6/05          15181             15748          16215
 7/05          15161             15701          16190

                                    SOURCE: LIPPER, INC.

=============================================================

The data shown in the chart include              This chart, which is a logarithmic
reinvested distributions, applicable         chart, presents the fluctuations in the
sales charges, Fund expenses and             value of the Fund and its indexes. We
management fees. Index results include       believe that a logarithmic chart is more
reinvested dividends, but they do not        effective than other types of charts in
reflect sales charges. Performance of an     illustrating changes in value during the
index of funds reflects fund expenses        early years shown in the chart. The
and management fees; performance of a        vertical axis, the one that indicates
market index does not. Performance shown     the dollar value of an investment, is
in the chart and table(s) does not           constructed with each segment
reflect deduction of taxes a shareholder     representing a percent change in the
would pay on Fund distributions or sale      value of the investment. In this chart,
of Fund shares. Performance of the           each segment represents a doubling, or
indexes does not reflect the effects of      100% change, in the value of the
taxes.                                       investment. In other words, the space
                                             between $5,000 and $10,000 is the same
                                             size as the space between $10,000 and
                                             $20,000.


AIM LIMITED MATURITY TREASURY FUND






========================================     =========================================     =========================================
                                             AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS
AVERAGE ANNUAL TOTAL RETURNS                 As of 6/30/05, most recent calendar           6 months ended 7/31/05, excluding
As of 7/31/05, including applicable          quarter-end, including applicable sales       applicable sales charges
sales charges                                charges
                                                                                           Class A Shares                      0.47%
CLASS A SHARES                               CLASS A SHARES                                Class A3 Shares                     0.28
Inception (12/15/87)              5.37%      Inception (12/15/87)                5.41%
10 Years                          4.25       10 Years                            4.31      =========================================
 5 Years                          3.35        5 Years                            3.49
 1 Year                          -0.29        1 Year                             0.19

CLASS A3 SHARES                              CLASS A3 SHARES
10 Years                          4.14%      10 Years                            4.21%
 5 Years                          3.34        5 Years                            3.49
 1 Year                           0.39        1 Year                             0.97


========================================     =========================================


THE INCEPTION DATE OF CLASS A3 SHARES IS     FRONT-END SALES CHARGE OR A CDSC;             IN NET ASSET VALUE AND THE EFFECT OF THE
OCTOBER 31, 2002. RETURNS SINCE THAT         THEREFORE, PERFORMANCE QUOTED IS AT NET       MAXIMUM SALES CHARGE UNLESS OTHERWISE
DATE ARE HISTORICAL RETURNS. ALL OTHER       ASSET VALUE. THE PERFORMANCE OF THE           STATED. INVESTMENT RETURN AND PRINCIPAL
RETURNS ARE THE BLENDED RETURNS OF THE       FUND'S SHARE CLASSES WILL DIFFER DUE TO       VALUE WILL FLUCTUATE SO THAT YOU MAY
HISTORICAL PERFORMANCE OF CLASS A3           DIFFERENT SALES CHARGE STRUCTURES AND         HAVE A GAIN OR LOSS WHEN YOU SELL
SHARES SINCE THEIR INCEPTION AND THE         CLASS EXPENSES.                               SHARES.
RESTATED HISTORICAL PERFORMANCE OF CLASS
A SHARES (FOR PERIODS PRIOR TO THE              THE PERFORMANCE DATA QUOTED REPRESENT         HAD THE ADVISOR NOT WAIVED FEES
INCEPTION OF CLASS A3 SHARES) AT NET         PAST PERFORMANCE AND CANNOT GUARANTEE         AND/OR REIMBURSED EXPENSES IN THE PAST,
ASSET VALUE, ADJUSTED TO REFLECT THE         COMPARABLE FUTURE RESULTS; CURRENT            PERFORMANCE WOULD HAVE BEEN LOWER.
HIGHER RULE 12b-1 FEES APPLICABLE TO         PERFORMANCE MAY BE LOWER OR HIGHER.
CLASS A3 SHARES.                             PLEASE VISIT AIMINVESTMENTS.COM FOR THE
                                             MOST RECENT MONTH-END PERFORMANCE.
   CLASS A SHARE PERFORMANCE REFLECTS        PERFORMANCE FIGURES REFLECT REINVESTED
THE MAXIMUM 1.00% SALES CHARGE. CLASS A3     DISTRIBUTIONS, CHANGES
SHARES DO NOT HAVE A

AIM LIMITED MATURITY TREASURY FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Investment      o The quality of services to be provided      able to continue to carry out their
Securities Funds (the "Board") oversees      by AIM. The Board reviewed the                responsibilities under the Advisory
the management of AIM Limited Maturity       credentials and experience of the             Agreement.
Treasury Fund (the "Fund") and, as           officers and employees of AIM who will
required by law, determines annually         provide investment advisory services to
whether to approve the continuance of        the Fund. In reviewing the                    o Overall performance of AIM. The Board
the Fund's advisory agreement with A I M     qualifications of AIM to provide              considered the overall performance of
Advisors, Inc. ("AIM"). Based upon the       investment advisory services, the Board       AIM in providing investment advisory and
recommendation of the Investments            reviewed the qualifications of AIM's          portfolio administrative services to the
Committee of the Board, which is             investment personnel and considered such      Fund and concluded that such performance
comprised solely of independent              issues as AIM's portfolio and product         was satisfactory.
trustees, at a meeting held on June 30,      review process, various back office
2005, the Board, including all of the        support functions provided by AIM and         o Fees relative to those of clients of
independent trustees, approved the           AIM's equity and fixed income trading         AIM with comparable investment
continuance of the advisory agreement        operations. Based on the review of these      strategies. The Board noted that AIM
(the "Advisory Agreement") between the       and other factors, the Board concluded        does not serve as an advisor to other
Fund and AIM for another year, effective     that the quality of services to be            mutual funds or other clients with
July 1, 2005.                                provided by AIM was appropriate and that      investment strategies comparable to
                                             AIM currently is providing satisfactory       those of the Fund.
The Board considered the factors             services in accordance with the terms of
discussed below in evaluating the            the Advisory Agreement.                       o Fees relative to those of comparable
fairness and reasonableness of the                                                         funds with other advisors. The Board
Advisory Agreement at the meeting on         o The performance of the Fund relative        reviewed the advisory fee rate for the
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed       Fund under the Advisory Agreement. The
ongoing oversight of the Fund. In their      the performance of the Fund during the        Board compared effective contractual
deliberations, the Board and the             past one, three and five calendar years       advisory fee rates at a common asset
independent trustees did not identify        against the performance of funds advised      level and noted that the Fund's rate was
any particular factor that was               by other advisors with investment             below the median rate of the funds
controlling, and each trustee attributed     strategies comparable to those of the         advised by other advisors with
different weights to the various             Fund. The Board noted that the Fund's         investment strategies comparable to
factors.                                     performance for the three and five year       those of the Fund that the Board
                                             periods was at the median performance of      reviewed. Based on this review, the
One of the responsibilities of the           such comparable funds and below such          Board concluded that the advisory fee
Senior Officer of the Fund, who is           median performance for the one year           rate for the Fund under the Advisory
independent of AIM and AIM's affiliates,     period. Based on this review and after        Agreement was fair and reasonable.
is to manage the process by which the        taking account of all of the other
Fund's proposed management fees are          factors that the Board considered in          o Expense limitations and fee waivers.
negotiated to ensure that they are           determining whether to continue the           The Board noted that there were no fee
negotiated in a manner which is at arm's     Advisory Agreement for the Fund, the          waivers or expense limitations currently
length and reasonable. To that end, the      Board concluded that no changes should        in effect for the Fund. The Board
Senior Officer must either supervise a       be made to the Fund and that it was not       concluded that no such waivers or
competitive bidding process or prepare       necessary to change the Fund's portfolio      limitations were necessary at this time
an independent written evaluation. The       management team at this time. However,        because the Fund's overall expense ratio
Senior Officer has recommended an            due to the Fund's under-performance, the      was below the median expense ratio of
independent written evaluation in lieu       Board also concluded that it would be         the funds advised by other advisors with
of a competitive bidding process and,        appropriate for management and the Board      investment strategies comparable to
upon the direction of the Board, has         to continue to closely monitor the            those of the Fund that the Board
prepared such an independent written         performance of the Fund.                      reviewed.
evaluation. Such written evaluation also
considered certain of the factors            o The performance of the Fund relative        o Breakpoints and economies of scale.
discussed below. In addition, as             to indices. The Board reviewed the            The Board reviewed the structure of the
discussed below, the Senior Officer made     performance of the Fund during the past       Fund's advisory fee under the Advisory
certain recommendations to the Board in      one, three and five calendar years            Agreement, noting that it includes one
connection with such written evaluation.     against the performance of the Lehman         breakpoint. The Board reviewed the level
                                             1-2 Government Bond Index. The Board          of the Fund's advisory fees, and noted
The discussion below serves as a summary     noted that the Fund's performance in          that such fees, as a percentage of the
of the Senior Officer's independent          such periods was below the performance        Fund's net assets, would decrease as net
written evaluation and recommendations       of such Index. The Board also noted that      assets increase because the Advisory
to the Board in connection therewith, as     the performance of such Index does not        Agreement includes a breakpoint. The
well as a discussion of the material         reflect fees, while the performance of        Board noted that, due to the Fund's
factors and the conclusions with respect     the Fund does reflect fees. Based on          current asset levels and the way in
thereto that formed the basis for the        this review and after taking account of       which advisory breakpoints have been
Board's approval of the Advisory             all of the other factors that the Board       structured, the Fund has yet to benefit
Agreement. After consideration of all of     considered in determining whether to          from the breakpoints. The Board
the factors below and based on its           continue the Advisory Agreement for the       concluded that the Fund's fee levels
informed business judgment, the Board        Fund, the Board concluded that no             under the Advisory Agreement therefore
determined that the Advisory Agreement       changes should be made to the Fund and        would reflect economies of scale at
is in the best interests of the Fund and     that it was not necessary to change the       higher asset levels and that it was not
its shareholders and that the                Fund's portfolio management team at this      necessary to change the advisory fee
compensation to AIM under the Advisory       time. However, due to the Fund's              breakpoints in the Fund's advisory fee
Agreement is fair and reasonable and         under-performance, the Board also             schedule.
would have been obtained through arm's       concluded that it would be appropriate
length negotiations.                         for management and the Board to continue      o Investments in affiliated money market
                                             to closely monitor the performance of         funds. The Board also took into account
o The nature and extent of the advisory      the Fund.                                     the fact that uninvested cash and cash
services to be provided by AIM. The                                                        collateral from securities lending
Board reviewed the services to be            o Meeting with the Fund's portfolio           arrangements (collectively, "cash
provided by AIM under the Advisory           managers and investment personnel. With       balances") of the Fund may be invested
Agreement. Based on such review, the         respect to the Fund, the Board is             in money market funds advised by AIM
Board concluded that the range of            meeting periodically with such Fund's         pursuant to the terms of an SEC
services to be provided by AIM under the     portfolio managers and/or other               exemptive order. The Board found that
Advisory Agreement was appropriate and       investment personnel and believes that        the Fund may realize certain benefits
that AIM currently is providing services     such individuals are competent and            upon investing cash balances in AIM
in accordance with the terms of the                                                        advised money market funds, including a
Advisory Agreement.                                                                        higher net return, increased liquidity,
                                                                                           increased diversification or decreased
                                                                                           transaction costs. The Board also found
                                                                                           that

AIM LIMITED MATURITY TREASURY FUND




the Fund will not receive reduced            its financial condition, the Board            o Other factors and current trends. In
services if it invests its cash balances     concluded that the compensation to be         determining whether to continue the
in such money market funds. The Board        paid by the Fund to AIM under its             Advisory Agreement for the Fund, the
noted that, to the extent the Fund           Advisory Agreement was not excessive.         Board considered the fact that AIM,
invests in affiliated money market                                                         along with others in the mutual fund
funds, AIM has voluntarily agreed to         o Benefits of soft dollars to AIM. The        industry, is subject to regulatory
waive a portion of the advisory fees it      Board considered the benefits realized        inquiries and litigation related to a
receives from the Fund attributable to       by AIM as a result of brokerage               wide range of issues. The Board also
such investment. The Board further           transactions executed through "soft           considered the governance and compliance
determined that the proposed securities      dollar" arrangements. Under these             reforms being undertaken by AIM and its
lending program and related procedures       arrangements, brokerage commissions paid      affiliates, including maintaining an
with respect to the lending Fund is in       by the Fund and/or other funds advised        internal controls committee and
the best interests of the lending Fund       by AIM are used to pay for research and       retaining an independent compliance
and its respective shareholders. The         execution services. This research is          consultant, and the fact that AIM has
Board therefore concluded that the           used by AIM in making investment              undertaken to cause the Fund to operate
investment of cash collateral received       decisions for the Fund. The Board             in accordance with certain governance
in connection with the securities            concluded that such arrangements were         policies and practices. The Board
lending program in the money market          appropriate.                                  concluded that these actions indicated a
funds according to the procedures is in                                                    good faith effort on the part of AIM to
the best interests of the lending Fund       o AIM's financial soundness in light of       adhere to the highest ethical standards,
and its respective shareholders.             the Fund's needs. The Board considered        and determined that the current
                                             whether AIM is financially sound and has      regulatory and litigation environment to
o Independent written evaluation and         the resources necessary to perform its        which AIM is subject should not prevent
recommendations of the Fund's Senior         obligations under the Advisory                the Board from continuing the Advisory
Officer. The Board noted that, upon          Agreement, and concluded that AIM has         Agreement for the Fund.
their direction, the Senior Officer of       the financial resources necessary to
the Fund had prepared an independent         fulfill its obligations under the
written evaluation in order to assist        Advisory Agreement.
the Board in determining the
reasonableness of the proposed               o Historical relationship between the
management fees of the AIM Funds,            Fund and AIM. In determining whether to
including the Fund. The Board noted that     continue the Advisory Agreement for the
the Senior Officer's written evaluation      Fund, the Board also considered the
had been relied upon by the Board in         prior relationship between AIM and the
this regard in lieu of a competitive         Fund, as well as the Board's knowledge
bidding process. In determining whether      of AIM's operations, and concluded that
to continue the Advisory Agreement for       it was beneficial to maintain the
the Fund, the Board considered the           current relationship, in part, because
Senior Officer's written evaluation and      of such knowledge. The Board also
the recommendation made by the Senior        reviewed the general nature of the
Officer to the Board that the Board          non-investment advisory services
consider implementing a process to           currently performed by AIM and its
assist them in more closely monitoring       affiliates, such as administrative,
the performance of the AIM Funds. The        transfer agency and distribution
Board concluded that it would be             services, and the fees received by AIM
advisable to implement such a process as     and its affiliates for performing such
soon as reasonably practicable.              services. In addition to reviewing such
                                             services, the trustees also considered
o Profitability of AIM and its               the organizational structure employed by
affiliates. The Board reviewed               AIM and its affiliates to provide those
information concerning the profitability     services. Based on the review of these
of AIM's (and its affiliates')               and other factors, the Board concluded
investment advisory and other activities     that AIM and its affiliates were
and its financial condition. The Board       qualified to continue to provide
considered the overall profitability of      non-investment advisory services to the
AIM, as well as the profitability of AIM     Fund, including administrative, transfer
in connection with managing the Fund.        agency and distribution services, and
The Board noted that AIM's operations        that AIM and its affiliates currently
remain profitable, although increased        are providing satisfactory
expenses in recent years have reduced        non-investment advisory services.
AIM's profitability. Based on the review
of the profitability of AIM's and its
affiliates' investment advisory and
other activities and

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05

AIM LIMITED MATURITY TREASURY FUND

===================================================================================================================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                  PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 7/31/05                     NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                         RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception (7/13/87)               5.65%       THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview       10 Years                        4.60        REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                     5 Years                        3.79        ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered          1 Year                         0.93        PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,         6 Months*                      0.51        SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans                                                       OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  AVERAGE ANNUAL TOTAL RETURNS                  FULL REPORT FOR INFORMATION ON
                                             For periods ended 6/30/05, most recent        COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             calendar quarter-end                          YOUR FUND PROSPECTUS FOR MORE
                                                                                           INFORMATION. FOR THE MOST CURRENT
                                             Inception (7/13/87)               5.69%       MONTH-END PERFORMANCE, PLEASE CALL
                                               10 Years                        4.67        800-451-4246 OR VISIT
                                                5 Years                        3.95        AIMINVESTMENTS.COM.
                                                1 Year                         1.52
                                                6 Months*                      0.76

                                             *Cumulative total return that has not been
                                             annualized
===================================================================================================================================


                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV. PERFORMANCE OF INSTITUTIONAL CLASS
================================             SHARES WILL DIFFER FROM PERFORMANCE OF
                                             OTHER SHARE CLASSES DUE TO DIFFERING
NASDAQ SYMBOL              ALMIX             SALES CHARGES AND CLASS EXPENSES.

================================             HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES IN THE PAST,
                                             PERFORMANCE WOULD HAVE BEEN LOWER.


                                   Over for information on your Fund's expenses.

FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.




                                                      YOUR GOALS. OUR SOLUTIONS.             [AIM INVESTMENTS LOGO APPEARS HERE]
AIMinvestments.com         LTD-INS-1                   --Registered Trademark--                   --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      divide your account value by $1,000 (for          The hypothetical account values and
                                             example, an $8,600 account value divided      expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 = 8.6), then multiply the           actual ending account balance or
ongoing costs, including management fees     result by the number in the table under       expenses you paid for the period. You
and other Fund expenses. This example is     the heading entitled "Actual Expenses         may use this information to compare the
intended to help you understand your         Paid During Period" to estimate the           ongoing costs of investing in the Fund
ongoing costs (in dollars) of investing      expenses you paid on your account during      and other funds. To do so, compare this
in the Fund and to compare these costs       this period.                                  5% hypothetical example with the 5%
with ongoing costs of investing in other                                                   hypothetical examples that appear in the
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES  shareholder reports of the other funds.
investment of $1,000 invested at the
beginning of the period and held for the     The table below also provides                 Please note that the expenses shown in
entire period February 1, 2005, through      information about hypothetical account        the table are meant to highlight your
July 31, 2005.                               values and hypothetical expenses based        ongoing costs only. Therefore, the
                                             on the Fund's actual expense ratio and        hypothetical information is useful in
ACTUAL EXPENSES                              an assumed rate of return of 5% per year      comparing ongoing costs only, and will
                                             before expenses, which is not the Fund's      not help you determine the relative
The table below provides information         actual return. The Fund's actual              total costs of owning different funds.
about actual account values and actual       cumulative total return after expenses
expenses. You may use the information in     for the six months ended July 31, 2005,
this table, together with the amount you     appears in the table on the front of
invested, to estimate the expenses that      this supplement.
you paid over the period. Simply

====================================================================================================================================
                                                           ACTUAL                                     HYPOTHETICAL
                                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT        ENDING ACCOUNT            EXPENSES            ENDING ACCOUNT            EXPENSES
SHARE                   VALUE                  VALUE               PAID DURING               VALUE               PAID DURING
CLASS                  (2/1/05)             (7/31/05)(1)            PERIOD(2)              (7/31/05)              PERIOD(2)
Institutional        $ 1,000.00              $ 1,005.10              $ 1.64                $ 1,023.16              $ 1.66

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended July 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.33% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).
====================================================================================================================================


AIMinvestments.com         LTD-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)        VALUE
----------------------------------------------------------------------------------
U.S. TREASURY NOTES-99.18%(A)
2.38%                                          08/31/06    $24,500    $ 24,105,795
----------------------------------------------------------------------------------
2.50%                                          09/30/06     24,500      24,105,795
----------------------------------------------------------------------------------
2.50%                                          10/31/06     24,600      24,177,126
----------------------------------------------------------------------------------
2.88%                                          11/30/06     24,600      24,261,750
----------------------------------------------------------------------------------
3.00%                                          12/31/06     24,600      24,277,248
----------------------------------------------------------------------------------
3.13%                                          01/31/07     24,600      24,300,126
----------------------------------------------------------------------------------
3.38%                                          02/28/07     24,600      24,377,124
----------------------------------------------------------------------------------
3.75%                                          03/31/07     24,600      24,503,814
----------------------------------------------------------------------------------
3.63%                                          04/30/07     24,600      24,442,314
----------------------------------------------------------------------------------
3.50%                                          05/31/07     24,500      24,281,705
----------------------------------------------------------------------------------
3.63%                                          06/30/07     24,500      24,320,170
----------------------------------------------------------------------------------
3.88%                                          07/31/07     24,000      23,943,768
==================================================================================
TOTAL INVESTMENTS-99.18% (Cost $293,764,362)                           291,096,735
==================================================================================
OTHER ASSETS LESS LIABILITIES-0.82%                                      2,391,939
==================================================================================
NET ASSETS-100.00%                                                    $293,488,674
__________________________________________________________________________________
==================================================================================

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, securities are fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $291,096,735, which represented 100% of the Fund's Total Investments. See Note 1A.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $293,764,362)                                $291,096,735
-----------------------------------------------------------
Cash                                                 32,633
-----------------------------------------------------------
Receivables for:
  Investments sold                               24,231,987
-----------------------------------------------------------
  Fund shares sold                                  126,601
-----------------------------------------------------------
  Interest                                        2,617,904
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               56,985
-----------------------------------------------------------
Other assets                                         24,598
===========================================================
     Total assets                               318,187,443
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                          23,949,558
-----------------------------------------------------------
  Fund shares reacquired                            444,620
-----------------------------------------------------------
  Dividends                                          79,864
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                                91,078
-----------------------------------------------------------
Accrued distribution fees                            36,635
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,775
-----------------------------------------------------------
Accrued transfer agent fees                          48,680
-----------------------------------------------------------
Accrued operating expenses                           46,559
===========================================================
     Total liabilities                           24,698,769
===========================================================
Net assets applicable to shares outstanding    $293,488,674
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $300,413,339
-----------------------------------------------------------
Undistributed net investment income                  (7,693)
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (4,249,345)
-----------------------------------------------------------
Unrealized appreciation(depreciation) of
  investment securities                          (2,667,627)
===========================================================
                                               $293,488,674
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $241,552,520
___________________________________________________________
===========================================================
Class A3                                       $ 40,524,296
___________________________________________________________
===========================================================
Institutional Class                            $ 11,411,858
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          23,922,627
___________________________________________________________
===========================================================
Class A3                                          4,014,423
___________________________________________________________
===========================================================
Institutional Class                               1,129,884
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.10
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $10.10 divided by
       99.00%)                                 $      10.20
___________________________________________________________
===========================================================
Class A3:
  Net asset value and offering price per
     share                                     $      10.09
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
     share                                     $      10.10
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 9,445,352
=========================================================================

EXPENSES:

Advisory fees                                                     738,421
-------------------------------------------------------------------------
Administrative services fees                                      104,919
-------------------------------------------------------------------------
Custodian fees                                                     21,208
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         445,984
-------------------------------------------------------------------------
  Class A3                                                        163,455
-------------------------------------------------------------------------
Transfer agent fees -- A and A3                                   534,803
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                4,576
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          28,352
-------------------------------------------------------------------------
Other                                                             222,676
=========================================================================
    Total expenses                                              2,264,394
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (45,176)
=========================================================================
    Net expenses                                                2,219,218
=========================================================================
Net investment income                                           7,226,134
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES:

Net realized gain (loss) from investment securities            (4,173,087)
-------------------------------------------------------------------------
Change in net unrealized appreciation (depreciation) of
  investment securities                                          (580,189)
=========================================================================
Net gain (loss) from investment securities                     (4,753,276)
=========================================================================
Net increase in net assets resulting from operations          $ 2,472,858
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   7,226,134    $   5,991,277
--------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities            (4,173,087)       1,748,721
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                          (580,189)      (3,318,626)
============================================================================================
    Net increase in net assets resulting from operations          2,472,858        4,421,372
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (5,882,673)      (5,263,370)
--------------------------------------------------------------------------------------------
  Class A3                                                         (855,401)        (673,245)
--------------------------------------------------------------------------------------------
  Institutional Class                                              (488,060)         (54,662)
============================================================================================
    Total distributions from net investment income               (7,226,134)      (5,991,277)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                          (404,018)      (7,809,878)
--------------------------------------------------------------------------------------------
  Class A3                                                          (62,663)      (1,227,797)
--------------------------------------------------------------------------------------------
  Institutional Class                                               (11,553)         (65,405)
============================================================================================
    Total distributions from net realized gains                    (478,234)      (9,103,080)
============================================================================================
    Decrease in net assets resulting from distributions          (7,704,368)     (15,094,357)
============================================================================================
Share transactions-net:
  Class A                                                      (120,699,463)    (202,394,161)
--------------------------------------------------------------------------------------------
  Class A3                                                      (17,255,779)     (34,485,413)
--------------------------------------------------------------------------------------------
  Institutional Class                                             7,108,355          804,199
============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (130,846,887)    (236,075,375)
============================================================================================
    Net increase (decrease) in net assets                      (136,078,397)    (246,748,360)
============================================================================================

NET ASSETS:

  Beginning of year                                             429,567,071      676,315,431
============================================================================================
  End of year (including undistributed net investment income
    of $(7,693) and $0, respectively).                        $ 293,488,674    $ 429,567,071
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Limited Maturity Treasury Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to seek liquidity with minimum fluctuation in principal value, and consistent with this objective, the highest total return achievable. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                             RATE
--------------------------------------------------------------------
First $500 million                                             0.20%
--------------------------------------------------------------------
Over $500 million                                             0.175%
____________________________________________________________________
====================================================================


    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $36,559.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $104,919.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $534,803 for Class A and Class A3 share classes and $4,576 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class A3 and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A and Class A3 shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.15% of the Fund's average daily net assets of Class A shares and 0.25% of the average daily net assets of Class A3 shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A3 shares. Of these amounts, up to 0.25% of the average daily net assets of Class A or Class A3 shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A and Class A3 shares paid $445,984 and $163,455, respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $6,645 in front-end sales commissions from the sale of Class A shares and $0 from Class A shares, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $8,617.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $5,370 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the Securities and Exchange Commission, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005          2004
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $7,704,368    $15,094,357
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income                                 $     74,945
--------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments           (2,722,500)
--------------------------------------------------------------------------
Temporary book/tax differences                                     (82,638)
--------------------------------------------------------------------------
Capital loss carryforward                                         (822,442)
--------------------------------------------------------------------------
Post-October capital loss deferral                              (3,372,030)
--------------------------------------------------------------------------
Shares of beneficial interest                                  300,413,339
==========================================================================
Total net assets                                              $293,488,674
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to the deferral of losses on wash sales.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                              CAPITAL LOSS
EXPIRATION                                                    CARRYFORWARD*
---------------------------------------------------------------------------
July 31, 2013                                                   $822,442
___________________________________________________________________________
===========================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $516,314,675 and $647,602,764, respectively.

{UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities      $(2,722,500)
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $293,819,235.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of distributions, on July 31, 2005, undistributed net investment income was decreased by $7,693 and undistributed net realized gain (loss) was increased by $7,693. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently consists of three different classes of shares: Class A shares, Class A3 shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class A3 shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. As of the close of business on October 30, 2002, Class A shares were closed to new investors.

                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005(A)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                       1,564,894    $  15,922,516      3,482,603    $  36,172,611
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                      1,801,578       18,373,671      4,853,301       50,405,765
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                          15,549,445      159,823,320        376,893        3,884,266
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                         524,437        5,339,720      1,035,600       10,707,071
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                         80,334          817,467        162,517        1,679,454
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                              18,196          184,985          6,332           65,314
==========================================================================================================================
Reacquired:
  Class A                                                     (13,923,302)    (141,961,699)   (23,988,493)    (249,273,843)
--------------------------------------------------------------------------------------------------------------------------
  Class A3                                                     (3,572,388)     (36,446,917)    (8,336,627)     (86,570,632)
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class                                         (14,890,688)    (152,899,950)      (304,380)      (3,145,381)
==========================================================================================================================
                                                              (12,847,494)   $(130,846,887)   (22,712,254)   $(236,075,375)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and it owns 6% of the outstanding shares of the Fund. ADI has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this shareholder is also owned beneficially.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                         CLASS A
                                                              --------------------------------------------------------------
                                                                                   YEAR ENDED JULY 31,
                                                              --------------------------------------------------------------
                                                                2005           2004        2003        2002           2001
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.25       $  10.46    $  10.53    $  10.26       $   9.96
----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.20(a)        0.12        0.19        0.33(b)        0.52(a)
----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.13)         (0.04)       0.03        0.27           0.31
============================================================================================================================
    Total from investment operations                              0.07           0.08        0.22        0.60           0.83
============================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.20)         (0.12)      (0.19)      (0.33)         (0.53)
----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.02)         (0.17)      (0.10)         --             --
============================================================================================================================
    Total distributions                                          (0.22)         (0.29)      (0.29)      (0.33)         (0.53)
============================================================================================================================
Net asset value, end of period                                $  10.10       $  10.25    $  10.46    $  10.53       $  10.26
____________________________________________________________________________________________________________________________
============================================================================================================================
Total return(c)                                                   0.68%          0.75%       2.18%       5.89%          8.53%
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $241,553       $366,473    $577,993    $696,259       $507,799
____________________________________________________________________________________________________________________________
============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.60%(d)       0.59%       0.53%       0.48%          0.56%
----------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.61%(d)       0.60%       0.53%       0.48%          0.56%
============================================================================================================================
Ratio of net investment income to average net assets              1.96%(d)       1.13%       1.85%       3.12%(b)       5.15%
____________________________________________________________________________________________________________________________
============================================================================================================================
Portfolio turnover rate                                            142%           100%        124%        149%           137%
____________________________________________________________________________________________________________________________
============================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.34 and the ratio of net investment income to average net assets would have been 3.29%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(d)  Ratios are based on average daily net assets of $297,322,589.

                                                                              CLASS A3
                                                              -----------------------------------------
                                                                                       OCTOBER 31, 2002
                                                                   {YEAR ENDED           (DATE SALES
                                                                    JULY 31,            COMMENCED) TO
                                                              ---------------------        JULY 31,
                                                               2005          2004            2003
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.25       $ 10.46        $ 10.59
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.18(a)       0.10           0.13
-------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.14)        (0.04)         (0.04)
=======================================================================================================
    Total from investment operations                             0.04          0.06           0.09
=======================================================================================================
Less distributions:
  Dividends from net investment income                          (0.18)        (0.10)         (0.12)
-------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)        (0.17)         (0.10)
=======================================================================================================
    Total distributions                                         (0.20)        (0.27)         (0.22)
=======================================================================================================
Net asset value, end of period                                $ 10.09       $ 10.25        $ 10.46
_______________________________________________________________________________________________________
=======================================================================================================
Total return(b)                                                  0.39%         0.56%          0.88%
_______________________________________________________________________________________________________
=======================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $40,524       $58,453        $94,409
_______________________________________________________________________________________________________
=======================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.79%(c)      0.79%          0.73%(d)
-------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.80%(c)      0.80%          0.73%(d)
=======================================================================================================
Ratio of net investment income to average net assets             1.77%(c)      0.93%          1.65%(d)
_______________________________________________________________________________________________________
=======================================================================================================
Portfolio turnover rate(e)                                        142%          100%           124%
_______________________________________________________________________________________________________
=======================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $47,696,555.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                               INSTITUTIONAL CLASS
                                                              -----------------------------------------------------
                                                                               YEAR ENDED JULY 31,
                                                              -----------------------------------------------------
                                                               2005          2004      2003      2002         2001
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.25       $10.46    $10.53    $10.26       $ 9.96
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.23(a)      0.14      0.22      0.34(b)      0.54(a)
-------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                 (0.13)       (0.04)     0.03      0.27         0.31
===================================================================================================================
    Total from investment operations                             0.10         0.10      0.25      0.61         0.85
===================================================================================================================
Less distributions:
  Dividends from net investment income                          (0.23)       (0.14)    (0.22)    (0.34)       (0.55)
-------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         (0.02)       (0.17)    (0.10)       --           --
===================================================================================================================
    Total distributions                                         (0.25)       (0.31)    (0.32)    (0.34)       (0.55)
===================================================================================================================
Net asset value, end of period                                $ 10.10       $10.25    $10.46    $10.53       $10.26
___________________________________________________________________________________________________________________
===================================================================================================================
Total return(c)                                                  0.93%        1.01%     2.42%     6.05%        8.80%
___________________________________________________________________________________________________________________
===================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $11,412       $4,641    $3,913    $2,970       $1,812
___________________________________________________________________________________________________________________
===================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                 0.31%(d)     0.34%     0.30%     0.34%        0.33%
-------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements              0.32%(d)     0.35%     0.30%     0.34%        0.41%
===================================================================================================================
Ratio of net investment income to average net assets             2.25%(d)     1.38%     2.08%     3.26%(b)     5.38%
___________________________________________________________________________________________________________________
===================================================================================================================
Portfolio turnover rate                                           142%         100%      124%      149%         137%
___________________________________________________________________________________________________________________
===================================================================================================================

(a)  Calculated using average shares outstanding.
(b) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share would have been $0.35 and the ratio of net investment income to average net assets would have been 3.43%. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(c) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)  Ratios are based on average daily net assets of $24,191,493.

NOTE 11--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Funds' independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and

ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Limited Maturity Treasury Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Limited Maturity Treasury Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

                                                           LIMITED MATURITY FUND
OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005




The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.
The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           The Bank of New York
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           2 Hanson Place
1735 Market Street            & Frankel LLP            P.O. Box 4739            Brooklyn, NY 11217-1431
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)
Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 0% is eligible for the dividends received deduction for corporations. For its tax year ended July 31, 2005, the Fund designated 0%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 100% was derived from U.S. Treasury Obligations.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)
The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 99.97%, 99.96%, and 99.95%, respectively.

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                    FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                    AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                      AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                       AIM Money Market Fund
AIM Dynamics Fund(1)                         AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund               AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)     Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                            Premier U.S. Government Money
AIM Mid Cap Core Equity Fund(2)                                                          Portfolio(1)
AIM Mid Cap Growth Fund                                  SECTOR EQUITY
AIM Opportunities I Fund                                                                 TAX-FREE
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund(1)                          AIM High Income Municipal Fund(8)
AIM Premier Equity Fund                      AIM Financial Services Fund(1)              AIM Municipal Bond Fund
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                 AIM Tax-Exempt Cash Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                 AIM Tax-Free Intermediate Fund
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)          Premier Tax-Exempt Portfolio
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)                    AIM ALLOCATION SOLUTIONS
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                      AIM Conservative Allocation Fund
AIM Weingarten Fund                          AIM Utilities Fund(1)                       AIM Growth Allocation Fund(9)
                                                                                         AIM Moderate Allocation Fund
*Domestic equity and income fund                                                         AIM Moderate Growth Allocation Fund
                                                                                         AIM Moderately Conservative Allocation Fund
                                             ===============================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
                                             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
                                             FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ===============================================================================


(1)The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2)As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(3)Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4)As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5)As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6)Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7)As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8)As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9)Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.


A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.





AIMinvestments.com                   LTD-AR-1           A I M Distributors, Inc.


                             [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
--------------------------------------------------------------------------------
Mutual    Retirement   Annuities   College   Separately   Offshore    Cash                     [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                 Savings   Managed      Products    Management                     --Registered Trademark--
                                   Plans     Accounts
--------------------------------------------------------------------------------

                                                           AIM MONEY MARKET FUND
                                   Annual Report to Shareholders o July 31, 2005






                                 [COVER IMAGE]








[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                       --Registered Trademark--

====================================================================================================================================
AIM MONEY MARKET FUND SEEKS TO PROVIDE AS HIGH A LEVEL OF CURRENT INCOME AS IS CONSISTENT WITH THE PRESERVATION OF CAPITAL AND
LIQUIDITY.

o Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.
====================================================================================================================================

ABOUT SHARE CLASSES                          o The Fund is not managed to track the       relating to portfolio securities is
                                             performance of any particular index,         available without charge, upon request,
o Class B shares are not available as        including the indexes defined here, and      from our Client Services department at
an investment for retirement plans           consequently, the performance of the         800-959-4246 or on the AIM Web site,
maintained pursuant to Section 401 of        Fund may deviate significantly from the      AIMinvestments.com. On the home page,
the Internal Revenue Code, including         performance of the indexes.                  scroll down and click on AIM Funds
401(k) plans, money purchase pension                                                      Proxy Policy. The information is also
plans and profit sharing plans. Plans        o A direct investment cannot be made in      available on the Securities and
that had existing accounts invested in       an index. Unless otherwise indicated,        Exchange Commission's Web site,
Class B shares prior to September 30,        index results include reinvested             sec.gov.
2003, will continue to be allowed to         dividends, and they do not reflect
make additional purchases.                   sales charges or fund expenses.              Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
o Class R shares are available only to                                                    securities during the 12 months ended
certain retirement plans. Please see         The Fund provides a complete list of         June 30, 2005, is available at our Web
the prospectus for more information.         its holdings four times in each fiscal       site. Go to AIMinvestments.com, access the
                                             year, at the quarter-ends. For the            About Us tab, click on Required Notices
o Investor Class shares are closed to        second and fourth quarters, the lists        and then click on Proxy Voting Activity.
most investors. For more information on      appear in the Fund's semiannual and          Next, select the Fund from the drop-down
who may continue to invest in the            annual reports to shareholders. For          menu. The information is also available
Investor Class shares, please see the        the first and third quarters, the Fund       on the Securities and Exchange
prospectus.                                  files the lists with the Securities and      Commission's Web site, sec.gov.
                                             Exchange Commission (SEC) on Form N-Q.
ABOUT INDEXES USED IN THIS REPORT            The most recent list of portfolio            =======================================
                                             holdings is available at                     PORTFOLIO COMPOSITION BY MATURITY
o The unmanaged Lehman U.S. Aggregate        AIMinvestments.com. From the right side
Bond Index (the LEHMAN AGGREGATE             of our home page, under the heading          Maturity distribution of Fund's
INDEX), which represents the U.S.            "Products," click Mutual Funds, then         holdings in days, as of 7/31/05
investment-grade fixed-rate bond market      Fund Directory. From the Fund
(including government and corporate          Directory, click the name of the Fund,       1-7                              55.8%
securities, mortgage pass-through            then Quarterly Holdings Archive. Then
securities and asset-backed                  scroll down to the Fund and select the       8-30                             13.4
securities), is compiled by Lehman           quarter-end you wish to view.
Brothers, a global investment bank.          Shareholders can also look up the            31-90                            22.4
                                             Fund's Forms N-Q on the SEC's Web site
o The unmanaged Standard & Poor's            at sec.gov. And copies of the Fund's         91-120                            1.7
Composite Index of 500 Stocks (the S&P       Forms N-Q may be reviewed and copied at
500--Registered Trademark-- INDEX) is        the SEC's Public Reference Room at 450       121-180                           6.7
an index of common stocks frequently         Fifth Street, N.W., Washington, D.C.
used as a general measure of U.S. stock      20549-0102. You can obtain information       181+                              0.0
market performance.                          on the operation of the Public               =======================================
                                             Reference Room, including information
o The unmanaged LIPPER MONEY MARKET          about duplicating fee charges, by            The number of days to maturity of each
FUND Index represents an average of the      calling 202-942-8090 or 800-732-0330,        holding is determined in accordance
30 largest money market funds tracked        or by electronic request at the              with the provisions of Rule 2a-7 under
by Lipper, Inc., an independent mutual       following e-mail address:                    the Investment Company Act of 1940.
fund performance monitor.                    publicinfo@sec.gov. The SEC file
                                             numbers for the Fund are 811-5686 and        =======================================
                                             33-39519.
                                                                                          PERFORMANCE QUOTED IS PAST PERFORMANCE
                                             A description of the policies and            AND CANNOT GUARANTEE COMPARABLE FUTURE
                                             procedures that the Fund uses to             RESULTS; CURRENT PERFORMANCE MAY BE
                                             determine how to vote proxies                LOWER OR HIGHER. VISIT
                                                                                          AIMinvestments.com FOR THE MOST RECENT
                                                                                          MONTH-END PERFORMANCE.
                                                                                          =======================================

                                                                                          TEAM MANAGED BY A I M ADVISORS, INC.

=======================================      ====================================================================================
AN INVESTMENT IN THE FUND IS NOT             AIM MONEY MARKET FUND SEVEN-DAY YIELDS BY SHARE CLASS
INSURED OR GUARANTEED BY THE FEDERAL
DEPOSIT INSURANCE CORPORATION (FDIC) OR                                                   Yield as of
ANY OTHER GOVERNMENT AGENCY. ALTHOUGH                                                    July 31, 2005,
THE FUND SEEKS TO PRESERVE THE VALUE OF                              Yield as of        had the advisor              Yield at
YOUR INVESTMENT AT $1.00 PER SHARE, IT                                 July 31,       not waived fees and/       previous year-end
IS POSSIBLE TO LOSE MONEY BY INVESTING                                   2005        or reimbursed expenses       (July 31, 2004)
IN THE FUND.
                                             Cash Reserve Shares         2.36%               2.35%                     0.71%
                                             Class B shares              1.61                1.60                      0.20
                                             Class C shares              1.69                1.57                      0.45
                                             Class R shares              2.11                2.10                      0.45
                                             Investor Class shares       2.61                2.60                      0.96
                                             ====================================================================================

=====================================================================================     =======================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           FUND NASDAQ SYMBOLS
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Cash Reserve Shares              AIMXX
=====================================================================================     Investor Class Shares            INAXX

NOT FDIC INSURED       MAY LOSE VALUE      NO BANK GUARANTEE                              =======================================

AIMinvestments.com

AIM MONEY MARKET FUND

                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    As a result of Federal Reserve (the Fed) interest rate
   [GRAHAM          policy, yields on shares of AIM Money Market Fund increased
    PHOTO]          over the Fund's fiscal year. In mid-2004, responding to
                    evidence of an expanding economy with inflationary
                    potential, the Fed began to increase the overnight federal funds target rate, the rate that the Fed most directly
ROBERT H. GRAHAM    controls. During the year ended July 31, 2005, the Fed
                    raised the rate eight times, ending the period at 3.25%, its highest level since 2001. After the fiscal year-end, on August 9, 2005, the Fed approved another 25-basis-point
                    (0.25%) move to 3.50%. Rate hikes are reflected fairly rapidly in the yields on short-term securities such as money market funds. In the table near the bottom of the facing page, notice how yields for your Fund's share classes improved for the year ended July 31, 2005.

                    MARKET CONDITIONS AND YOUR FUND

                    The stock market, as represented by Standard & Poor's
  [WILLIAMSON       Composite Index of 500 Stocks, produced double-digit returns
     PHOTO]         of 14.04% for the year ended July 31, 2005, but most of
                    those gains were achieved in the final quarter of 2004. In
                    2005, gains in the equity market have been modest, with gains in the S&P 500 Index surpassing the return of
MARK H. WILLIAMSON  investment-grade corporate and government bonds (as represented by the Lehman U.S. Aggregate Bond Index) by only
                    130 basis points (1.30%). For the one-year period, the Lehman Aggregate Index produced a return of 4.79%. Despite lingering concerns about rising interest rates and persistently high oil prices dampening economic growth, the economic statistics were solid as the fiscal year ended.

                    o U.S. gross domestic product (GDP) advanced at a 3.3% annualized level in the final quarter of 2004 and 3.8% during the first quarter of 2005. The advance estimate for second-quarter GDP was 3.4% annualized.

                    o The Institute for Supply Management's indexes indicated growth in both manufacturing and services every month of the reporting period. The institute's indexes are based on surveys of purchasing managers in industries that together cover more than 70% of the U.S. economy.

                    o Inflation continued to be restrained. The core Personal Consumption Expenditure index, often cited by Federal Reserve Chairman Alan Greenspan as a measure of inflation, was up 1.9% year-over-year as of the end of June 2005.

                        In the statement issued at the time of the most recent
                    rate increase, the Fed again asserted that federal monetary policy continued to be "accommodative," and that the accommodation could still be removed at a measured pace; that is, its intent was to continue to raise the federal funds target rate in modest increments as needed. As mentioned above, should short-term rates rise again, that would soon be reflected in your Fund's yield.

                    YOUR FUND

                    Regardless of Fed policy or economic conditions, your Fund continues to focus on three objectives: safety of principal, liquidity and the highest possible yield consistent with safety of principal. It invests only in high-quality U.S. dollar-denominated short-term fixed-income obligations. The Fund maintains a short weighted average maturity (WAM). During the fiscal year, the Fund's WAM ranged from 13 days to 31 days, measuring 25 days at fiscal year-end.

                        Thank you for your continued participation in AIM Money
                    Market Fund.

                    Sincerely,


                    /s/ ROBERT H. GRAHAM                  /s/ MARK H. WILLIAMSON

                    Robert H. Graham                      Mark H. Williamson
                    President & Vice Chair,               Chairman & President,
                    AIM Funds                             A I M Advisors, Inc.

                    July 31, 2005


                    The views and opinions expressed in this letter are those of A I M Advisors, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. Statements of fact are from sources considered reliable, but A I M Advisors, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors, and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM MONEY MARKET FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM
    [CROCKETT       Funds, I'm writing to report on the work being done by your
      PHOTO]        Board.

                        At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million
                    annually, based on asset levels as of March 31, 2005. The
BRUCE L. CROCKETT   majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                        Our June meeting, which was the culmination of more
                    than two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 4 and
                    5. I encourage you to review it.

                        Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                        Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                        At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                        Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,

                    /s/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds

                    September 16, 2005

AIM MONEY MARKET FUND


CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      with the amount you invested, to             you paid for the period. You may use
                                             estimate the expenses that you paid          this information to compare the ongoing
As a shareholder of the Fund, you incur      over the period. Simply divide your          costs of investing in the Fund and
two types of costs: (1) transaction          account value by $1,000 (for example,        other funds. To do so, compare this 5%
costs, which may include sales charges       an $8,600 account value divided by           hypothetical example with the 5%
(loads) on purchase payments;                $1,000 = 8.6), then multiply the result      hypothetical examples that appear in
contingent deferred sales charges on         by the number in the table under the         the shareholder reports of the other
redemptions; and redemption fees, if         heading entitled "Actual Expenses Paid       funds.
any; and (2) ongoing costs, including        During Period" to estimate the expenses
management fees; distribution and/or         you paid on your account during this            Please note that the expenses shown
service fees (12b-1); and other Fund         period.                                      in the table are meant to highlight
expenses. This example is intended to                                                     your ongoing costs only and do not
help you understand your ongoing costs       HYPOTHETICAL EXAMPLE FOR                     reflect any transactional costs, such
(in dollars) of investing in the Fund        COMPARISON PURPOSES                          as sales charges (loads) on purchase
and to compare these costs with ongoing                                                   payments, contingent deferred sales
costs of investing in other mutual           The table below also provides                charges on redemptions, and redemption
funds. The example is based on an            information about hypothetical account       fees, if any. Therefore, the
investment of $1,000 invested at the         values and hypothetical expenses based       hypothetical information is useful in
beginning of the period and held for         on the Fund's actual expense ratio and       comparing ongoing costs only, and will
the entire period February 1, 2005,          an assumed rate of return of 5% per          not help you determine the relative
through July 31, 2005.                       year before expenses, which is not the       total costs of owning different funds.
                                             Fund's actual return.                        In addition, if these transactional
ACTUAL EXPENSES                                                                           costs were included, your costs would
                                                The hypothetical account values and       have been higher.
The table below provides information         expenses may not be used to estimate
about actual account values and actual       the actual ending account balance or
expenses. You may use the information        expenses
in this table, together

====================================================================================================================================
                                                       ACTUAL                                     HYPOTHETICAL
                                                                                      (5% ANNUAL RETURN BEFORE EXPENSES)

               BEGINNING ACCOUNT      ENDING ACCOUNT              EXPENSES         ENDING ACCOUNT                   EXPENSES
  SHARE              VALUE                VALUE                  PAID DURING           VALUE                      PAID DURING
  CLASS             (2/1/05)           (7/31/05)(1)               PERIOD(2)          (7/31/05)                     PERIOD(2)

Cash Reserve       $1,000.00             $1,009.60                  $5.08            $1,019.74                       $5.11
Shares
  B                 1,000.00              1,006.20                   8.51             1,016.31                        8.55
  C                 1,000.00              1,007.20                   7.51             1,017.31                        7.55
  R                 1,000.00              1,008.40                   6.32             1,018.50                        6.36
Investor            1,000.00              1,010.90                   3.84             1,020.98                        3.86

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses.

(2) Expenses are equal to the Fund's annualized expense ratio (1.02%, 1.71%, 1.51%, 1.27% and 0.77% for Cash Reserve Shares, Class
    B, C, R and Investor Class shares, respectively) multiplied by the average account value over the period, multiplied by 181/365
    (to reflect the one-half year period).

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON          For More Information Visit
                                                                                          IMAGE]             AIMinvestments.com


AIM MONEY MARKET FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Investment      o The quality of services to be              o Overall performance of AIM. The Board
Securities Funds (the "Board") oversees      provided by AIM. The Board reviewed the      considered the overall performance of
the management of AIM Money Market Fund      credentials and experience of the            AIM in providing investment advisory
(the "Fund") and, as required by law,        officers and employees of AIM who will       and portfolio administrative services
determines annually whether to approve       provide investment advisory services to      to the Fund and concluded that such
the continuance of the Fund's advisory       the Fund. In reviewing the                   performance was satisfactory.
agreement with A I M Advisors, Inc.          qualifications of AIM to provide
("AIM"). Based upon the recommendation       investment advisory services, the Board      o Fees relative to those of clients of
of the Investments Committee of the          reviewed the qualifications of AIM's         AIM with comparable investment
Board, which is comprised solely of          investment personnel and considered          strategies. The Board reviewed the
independent trustees, at a meeting held      such issues as AIM's portfolio and           advisory fee rate for the Fund under
on June 30, 2005, the Board, including       product review process, AIM's legal and      the Advisory Agreement. The Board noted
all of the independent trustees,             compliance function, AIM's use of            that this rate (i) was higher than the
approved the continuance of the              technology, AIM's portfolio                  advisory fee rates for four
advisory agreement (the "Advisory            administration function and the quality      institutional money market funds
Agreement") between the Fund and AIM         of AIM's investment research. Based on       advised by AIM with investment
for another year, effective July 1,          the review of these and other factors,       strategies comparable to those of the
2005.                                        the Board concluded that the quality of      Fund (one of which has an "all-in" fee
                                             services to be provided by AIM was           structure whereby AIM pays all of the
   The Board considered the factors          appropriate and that AIM currently is        fund's ordinary operating expenses);
discussed below in evaluating the            providing satisfactory services in           (ii) was comparable to the advisory fee
fairness and reasonableness of the           accordance with the terms of the             rate for one variable insurance fund
Advisory Agreement at the meeting on         Advisory Agreement.                          advised by AIM and offered to insurance
June 30, 2005 and as part of the                                                          company separate accounts with
Board's ongoing oversight of the Fund.       o The performance of the Fund relative       investment strategies comparable to
In their deliberations, the Board and        to comparable funds. The Board reviewed      those of the Fund; (iii) was lower than
the independent trustees did not             the performance of the Fund during the       the advisory fee rate for an offshore
identify any particular factor that was      past one, three and five calendar years      fund for which an AIM affiliate serves
controlling, and each trustee                against the performance of funds             as advisor with investment strategies
attributed different weights to the          advised by other advisors with               comparable to those of the Fund; and
various factors.                             investment strategies comparable to          (iv) was higher than the advisory fee
                                             those of the Fund. The Board noted that      rates for three unregistered pooled
   One of the responsibilities of the        the Fund's performance in such periods       investment vehicles for which an AIM
Senior Officer of the Fund, who is           was below the median performance of          affiliate serves as advisor with
independent of AIM and AIM's                 such comparable funds. Based on this         investment strategies comparable to
affiliates, is to manage the process by      review and after taking account of all       those of the Fund. The Board noted that
which the Fund's proposed management         of the other factors that the Board          AIM has agreed to waive fees of the
fees are negotiated to ensure that they      considered in determining whether to         Fund, as described below. Based on this
are negotiated in a manner which is at       continue the Advisory Agreement for the      review, the Board concluded that the
arm's length and reasonable. To that         Fund, the Board concluded that no            advisory fee rate for the Fund under
end, the Senior Officer must either          changes should be made to the Fund and       the Advisory Agreement was fair and
supervise a competitive bidding process      that it was not necessary to change the      reasonable.
or prepare an independent written            Fund's portfolio management team at
evaluation. The Senior Officer has           this time. However, due to the Fund's        o Fees relative to those of comparable
recommended an independent written           under-performance, the Board also            funds with other advisors. The Board
evaluation in lieu of a competitive          concluded that it would be appropriate       reviewed the advisory fee rate for the
bidding process and, upon the direction      for management and the Board to              Fund under the Advisory Agreement. The
of the Board, has prepared such an           continue to closely monitor the              Board compared effective contractual
independent written evaluation. Such         performance of the Fund.                     advisory fee rates at a common asset
written evaluation also considered                                                        level and noted that the Fund's rate
certain of the factors discussed below.      o The performance of the Fund relative       was below the median rate of the funds
In addition, as discussed below, the         to indices. The Board reviewed the           advised by other advisors with
Senior Officer made certain                  performance of the Fund during the past      investment strategies comparable to
recommendations to the Board in              one, three and five calendar years           those of the Fund that the Board
connection with such written                 against the performance of the Lipper        reviewed. The Board noted that AIM has
evaluation.                                  Money Market Fund Index. The Board           agreed to waive fees of the Fund, as
                                             noted that the Fund's performance for        described below. Based on this review,
   The discussion below serves as a          the three and five year periods was          the Board concluded that the advisory
summary of the Senior Officer's              below the performance of such Index and      fee rate for the Fund under the
independent written evaluation and           comparable to such Index for the one         Advisory Agreement was fair and
recommendations to the Board in              year period. Based on this review and        reasonable.
connection therewith, as well as a           after taking account of all of the
discussion of the material factors and       other factors that the Board considered      o Expense limitations and fee waivers.
the conclusions with respect thereto         in determining whether to continue the       The Board noted that AIM has
that formed the basis for the Board's        Advisory Agreement for the Fund, the         voluntarily agreed to waive fees and/or
approval of the Advisory Agreement.          Board concluded that no changes should       limit expenses of the Fund in order to
After consideration of all of the            be made to the Fund and that it was not      increase the Fund's yield. The Board
factors below and based on its informed      necessary to change the Fund's               considered the voluntary nature of this
business judgment, the Board determined      portfolio management team at this time.      fee waiver/expense limitation and noted
that the Advisory Agreement is in the        However, due to the Fund's                   that it can be terminated at any time
best interests of the Fund and its           under-performance, the Board also            by AIM without further notice to
shareholders and that the compensation       concluded that it would be appropriate       investors. The Board considered the
to AIM under the Advisory Agreement is       for management and the Board to              effect this fee waiver/expense
fair and reasonable and would have been      continue to closely monitor the              limitation would have on the Fund's
obtained through arm's length                performance of the Fund.                     estimated expenses and concluded that
negotiations.                                                                             the levels of fee waivers/expense
                                             o Meeting with the Fund's portfolio          limitations for the Fund were fair and
o The nature and extent of the advisory      managers and investment personnel. With      reasonable.
services to be provided by AIM. The          respect to the Fund, the Board is
Board reviewed the services to be            meeting periodically with such Fund's
provided by AIM under the Advisory           portfolio managers and/or other
Agreement. Based on such review, the         investment personnel and believes that
Board concluded that the range of            such individuals are competent and able
services to be provided by AIM under         to continue to carry out their
the Advisory Agreement was appropriate       responsibilities under the Advisory
and that AIM currently is providing          Agreement.
services in accordance with the terms
of the Advisory Agreement.

AIM MONEY MARKET FUND


o Breakpoints and economies of scale.        written evaluation had been relied upon      o Historical relationship between the
The Board reviewed the structure of the      by the Board in this regard in lieu of       Fund and AIM. In determining whether to
Fund's advisory fee under the Advisory       a competitive bidding process. In            continue the Advisory Agreement for the
Agreement, noting that it includes one       determining whether to continue the          Fund, the Board also considered the
breakpoint. The Board reviewed the           Advisory Agreement for the Fund, the         prior relationship between AIM and the
level of the Fund's advisory fees, and       Board considered the Senior Officer's        Fund, as well as the Board's knowledge
noted that such fees, as a percentage        written evaluation and the                   of AIM's operations, and concluded that
of the Fund's net assets, have               recommendation made by the Senior            it was beneficial to maintain the
decreased as net assets increased            Officer to the Board that the Board          current relationship, in part, because
because the Advisory Agreement includes      consider implementing a process to           of such knowledge. The Board also
a breakpoint. The Board concluded that       assist them in more closely monitoring       reviewed the general nature of the
the Fund's fee levels under the              the performance of the AIM Funds. The        non-investment advisory services
Advisory Agreement therefore reflect         Board concluded that it would be             currently performed by AIM and its
economies of scale and that it was not       advisable to implement such a process        affiliates, such as administrative,
necessary to change the advisory fee         as soon as reasonably practicable.           transfer agency and distribution
breakpoints in the Fund's advisory fee                                                    services, and the fees received by AIM
schedule.                                    o Profitability of AIM and its               and its affiliates for performing such
                                             affiliates. The Board reviewed               services. In addition to reviewing such
o Investments in affiliated money            information concerning the                   services, the trustees also considered
market funds. The Board also took into       profitability of AIM's (and its              the organizational structure employed
account the fact that uninvested cash        affiliates') investment advisory and         by AIM and its affiliates to provide
and cash collateral from securities          other activities and its financial           those services. Based on the review of
lending arrangements (collectively,          condition. The Board considered the          these and other factors, the Board
"cash balances") of the Fund may be          overall profitability of AIM, as well        concluded that AIM and its affiliates
invested in money market funds advised       as the profitability of AIM in               were qualified to continue to provide
by AIM pursuant to the terms of an SEC       connection with managing the Fund. The       non-investment advisory services to the
exemptive order. The Board found that        Board noted that AIM's operations            Fund, including administrative,
the Fund may realize certain benefits        remain profitable, although increased        transfer agency and distribution
upon investing cash balances in AIM          expenses in recent years have reduced        services, and that AIM and its
advised money market funds, including a      AIM's profitability. Based on the            affiliates currently are providing
higher net return, increased liquidity,      review of the profitability of AIM's         satisfactory non-investment advisory
increased diversification or decreased       and its affiliates' investment advisory      services.
transaction costs. The Board also found      and other activities and its financial
that the Fund will not receive reduced       condition, the Board concluded that the      o Other factors and current trends. In
services if it invests its cash              compensation to be paid by the Fund to       determining whether to continue the
balances in such money market funds.         AIM under its Advisory Agreement was         Advisory Agreement for the Fund, the
The Board noted that, to the extent the      not excessive.                               Board considered the fact that AIM,
Fund invests in affiliated money market                                                   along with others in the mutual fund
funds, AIM has voluntarily agreed to         o Benefits of soft dollars to AIM. The       industry, is subject to regulatory
waive a portion of the advisory fees it      Board considered the benefits realized       inquiries and litigation related to a
receives from the Fund attributable to       by AIM as a result of brokerage              wide range of issues. The Board also
such investment. The Board further           transactions executed through "soft          considered the governance and
determined that the proposed securities      dollar" arrangements. Under these            compliance reforms being undertaken by
lending program and related procedures       arrangements, brokerage commissions          AIM and its affiliates, including
with respect to the lending Fund is in       paid by other funds advised by AIM are       maintaining an internal controls
the best interests of the lending Fund       used to pay for research and execution       committee and retaining an independent
and its respective shareholders. The         services. This research may be used by       compliance consultant, and the fact
Board therefore concluded that the           AIM in making investment decisions for       that AIM has undertaken to cause the
investment of cash collateral received       the Fund. The Board concluded that such      Fund to operate in accordance with
in connection with the securities            arrangements were appropriate.               certain governance policies and
lending program in the money market                                                       practices. The Board concluded that
funds according to the procedures is in      o AIM's financial soundness in light of      these actions indicated a good faith
the best interests of the lending Fund       the Fund's needs. The Board considered       effort on the part of AIM to adhere to
and its respective shareholders.             whether AIM is financially sound and         the highest ethical standards, and
                                             has the resources necessary to perform       determined that the current regulatory
o Independent written evaluation and         its obligations under the Advisory           and litigation environment to which AIM
recommendations of the Fund's Senior         Agreement, and concluded that AIM has        is subject should not prevent the Board
Officer. The Board noted that, upon          the financial resources necessary to         from continuing the Advisory Agreement
their direction, the Senior Officer of       fulfill its obligations under the            for the Fund
the Fund had prepared an independent         Advisory Agreement.
written evaluation in order to assist
the Board in determining the
reasonableness of the proposed
management fees of the AIM Funds,
including the Fund. The Board noted
that the Senior Officer's

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------
COMMERCIAL PAPER-26.19%(a)

ASSET-BACKED SECURITIES- COMMERCIAL LOANS/
  LEASES-6.35%

Amstel Funding Corp. (Acquired 05/12/05; Cost
  $29,758,092)
  3.19%(b)                                     08/15/05    $30,000    $   29,962,783
------------------------------------------------------------------------------------
Fountain Square Commercial Funding Corp.
  (Acquired 07/01/05; Cost $44,746,500)
  3.38%(b)                                     08/30/05     45,000        44,877,475
====================================================================================
                                                                          74,840,258
====================================================================================

ASSET-BACKED SECURITIES- FULLY BACKED-6.75%

Aspen Funding Corp. (CEP-MBIA Insurance
  Corp.) (Acquired 06/03/05; Cost
  $24,783,333)
  3.25%(b)                                     09/07/05     25,000        24,916,493
------------------------------------------------------------------------------------
Concord Minutemen Capital Co., LLC- Series A
  (Multi CEP's-Liberty Hampshire Co., LLC;
  agent) (Acquired 06/07/05; Cost
  $14,695,250)
  3.45%(b)                                     01/06/06     15,000        14,772,875
------------------------------------------------------------------------------------
Crown Point Capital Co., LLC-Series A (Multi
  CEP's-Liberty Hampshire Co., LLC; agent)
  (Acquired 05/18/05; Cost $29,755,817)
  3.19%(b)                                     08/18/05     30,000        29,954,879
------------------------------------------------------------------------------------
Legacy Capital Co., LLC (Multi CEP's- Liberty
  Hampshire Co., LLC; agent) (Acquired
  06/07/05; Cost $9,917,342)
  3.27%(b)                                     09/06/05     10,000         9,967,300
====================================================================================
                                                                          79,611,547
====================================================================================

ASSET-BACKED SECURITIES- MULTI-PURPOSE-4.52%

CRC Funding LLC (Acquired 07/13/05; Cost
  $23,371,272)
  3.40%(b)                                     09/09/05     23,500        23,413,442
------------------------------------------------------------------------------------
Gemini Securitization LLC (Acquired 07/12/05;
  Cost $29,832,587)
  3.41%(b)                                     09/09/05     30,000        29,889,337
====================================================================================
                                                                          53,302,779
====================================================================================

ASSET-BACKED SECURITIES- STRUCTURED
  INVESTMENT VEHICLES/SECURITY
  ARBITRAGE-5.36%

Grampian Funding Ltd./LLC (Acquired 06/16/05;
  Cost $19,695,411)
  3.47%(b)                                     11/21/05     20,000        19,784,089
------------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-STRUCTURED INVESTMENT
  VEHICLES/SECURITY ARBITRAGE-(CONTINUED)

Klio II Funding Ltd./Corp. (Acquired
  07/26/05; Cost $24,928,125)
  3.45%(b)                                     08/25/05    $25,000    $   24,942,500
------------------------------------------------------------------------------------
Scaldis Capital Ltd./LLC (Acquired 05/18/05;
  Cost $18,265,494)
  3.18%(b)                                     08/15/05     18,410        18,387,269
====================================================================================
                                                                          63,113,858
====================================================================================

ASSET-BACKED SECURITIES- TRADE
  RECEIVABLES-2.11%

Blue Ridge Asset Funding Corp. (Acquired
  07/19/05; Cost $24,859,465)
  3.43%(b)                                     09/16/05     25,000        24,890,431
====================================================================================

REGIONAL BANKS-1.10%

Banque et Caisse d'Epargne de l'Etat
  (Luxembourg)
  3.21%                                        09/06/05     13,000        12,958,270
====================================================================================
    Total Commercial Paper (Cost
      $308,717,143)                                                      308,717,143
====================================================================================

ASSET-BACKED SECURITIES-8.31%

FULLY BACKED-2.55%

RACERS Trust-Series 2004-6-MM, Floating Rate
  Notes (CEP-Lehman Brothers Holdings Inc.)
  (Acquired 04/13/04; Cost $30,000,000)
  3.44%(b)(c)                                  01/22/06     30,000        30,000,000
====================================================================================

STRUCTURED-5.76%

Residential Mortgage Securities (United
  Kingdom)-Series 17A, Class A-1, Floating
  Rate Bonds (Acquired 02/10/05; Cost
  $25,163,250)
  3.39%(b)(c)                                  02/14/06     25,163        25,163,250
------------------------------------------------------------------------------------
Wachovia Asset Securitization Issuance,
  Inc.-Series 2004-HM2A, Class AMM, Putable
  Floating Rate Bonds (Acquired 12/16/04;
  Cost $42,775,210)
  3.45%(b)(c)(d)(e)                            12/25/34     42,775        42,775,210
====================================================================================
                                                                          67,938,460
====================================================================================
    Total Asset-Backed Securities (Cost
      $97,938,460)                                                        97,938,460
====================================================================================

CERTIFICATES OF DEPOSIT-7.21%

Societe Generale S.A. (France)
  3.25%                                        08/31/05     20,000        20,000,000
------------------------------------------------------------------------------------
  3.00%                                        12/21/05     15,000        15,000,000
------------------------------------------------------------------------------------

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------
CERTIFICATES OF DEPOSIT-(CONTINUED)

Svenska Handelsbanken A.B. (Sweden)
  3.00%                                        11/30/05    $40,000    $   40,000,000
------------------------------------------------------------------------------------
UniCredito Italiano S.p.A.-London (Italy)
  3.44%                                        12/07/05     10,000        10,000,000
====================================================================================
    Total Certificates of Deposit (Cost
      $85,000,000)                                                        85,000,000
====================================================================================

MASTER NOTE AGREEMENTS-5.09%

Merrill Lynch Mortgage Capital, Inc.
  (Acquired 04/21/05; Cost $60,000,000)
  3.45%(b)(e)(f)(g)(h)                              --      60,000        60,000,000
====================================================================================

PROMISSORY NOTES-4.24%

Goldman Sachs Group, Inc. (The) (Acquired
  07/13/05; Cost $50,000,000)
  3.39%(b)(f)(i)                               01/06/06     50,000        50,000,000
====================================================================================

VARIABLE RATE DEMAND NOTES- 3.18%(J)

INSURED-0.54%

Michigan (State of) Housing Development
  Authority; Taxable Series 2000 C RB,
  3.32%(e)(k)(l)                               12/01/20      6,405         6,405,000
====================================================================================

LETTER OF CREDIT ENHANCED- 2.64%(M)

California (State of), ABAG Finance Authority
  for Nonprofit Corporations (YMCA of San
  Francisco); Refunding Taxable Series 2004-A
  RB (LOC-Wells Fargo Bank, N.A.)
  3.38%(e)(l)                                  10/01/29      9,410         9,410,000
------------------------------------------------------------------------------------
FE, LLC-Series A, Loan Program Notes
  (LOC-Fifth Third Bank)
  3.44%(l)                                     04/01/28      7,210         7,210,000
------------------------------------------------------------------------------------
Miami-Dade (County of), Florida Industrial
  Development Authority (Dolphins Stadium);
  Taxable Series 2000 IDR (LOC-Societe
  Generale S.A.)
  3.32%(l)                                     07/01/22        100           100,000
------------------------------------------------------------------------------------
Mississippi (State of) Business Finance Corp.
  (Viking Range Corp. Project); Taxable
  Series 2000 IDR (LOC-Bank of America, N.A.)
  3.58%(l)                                     06/01/15     11,825        11,825,000
------------------------------------------------------------------------------------
Thomasville (County of), Georgia Payroll
  Development Authority (American Fresh Foods
  L.P.); Taxable Series 2005 B RB
  (LOC-Wachovia Bank, N.A.)
  3.45%(e)(l)                                  09/01/17      2,500         2,500,000
====================================================================================
                                                                          31,045,000
====================================================================================
    Total Variable Rate Demand Notes (Cost
      $37,450,000)                                                        37,450,000
====================================================================================

                                                          PRINCIPAL
                                                           AMOUNT
                                               MATURITY     (000)         VALUE
------------------------------------------------------------------------------------

MEDIUM-TERM NOTES-2.80%

Procter & Gamble Co. (The); Floating Rate
  MTN, (Acquired 08/02/04; Cost $33,000,000)
  3.34%(b)(n)                                  07/10/06    $33,000    $   33,000,000
====================================================================================

U.S. GOVERNMENT AGENCY SECURITIES-2.12%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-2.12%

Unsec. Floating Rate Global Notes, (Cost
  $24,995,438)
  3.51%(n)                                     10/21/05     25,000        24,995,438
====================================================================================

FUNDING AGREEMENTS-1.27%

New York Life Insurance Co. (Acquired
  04/06/05; Cost $15,000,000)
  3.42%(b)(c)(i)                               04/05/06     15,000        15,000,000
====================================================================================
    Total Investments (excluding Repurchase
      Agreements) (Cost $712,101,041)                                    712,101,041
====================================================================================

REPURCHASE AGREEMENTS-40.20%

Banc of America Securities LLC
  3.37%(o)                                     08/01/05     55,000        55,000,000
------------------------------------------------------------------------------------
Barclays Capital Inc.-New York Branch (United
  Kingdom)
  3.32%(p)                                     08/01/05     53,905        53,905,227
------------------------------------------------------------------------------------
BNP Paribas Securities Corp.-New York Branch
  (France)
  3.37%(q)                                     08/01/05     55,000        55,000,000
------------------------------------------------------------------------------------
Citigroup Global Markets Inc.
  3.30%(r)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Credit Suisse First Boston LLC-New York
  Branch (Switzerland)
  3.30%(s)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Deutsche Bank Securities Inc.-New York Branch
  (Germany)
  3.37%(t)                                     08/01/05     55,000        55,000,000
------------------------------------------------------------------------------------
Greenwich Capital Markets, Inc.-New York
  Branch (United Kingdom)
  3.31%(u)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Morgan Stanley & Co., Inc.
  3.31%(v)                                     08/01/05     50,000        50,000,000
------------------------------------------------------------------------------------
Wachovia Securities, Inc.
  3.38%(w)                                     08/01/05     55,000        55,000,000
====================================================================================
    Total Repurchase Agreements (Cost
      $473,905,227)                                                      473,905,227
====================================================================================
TOTAL INVESTMENTS-100.61% (Cost
  $1,186,006,268)(x)                                                   1,186,006,268
====================================================================================
OTHER ASSETS LESS LIABILITIES-(0.61%)                                     (7,140,342)
====================================================================================
NET ASSETS-100.00%                                                    $1,178,865,926
____________________________________________________________________________________
====================================================================================

Investment Abbreviations:

CEP     - Credit Enhancement Provider
IDR     - Industrial Development Revenue Bonds
LOC     - Letter of Credit
MTN     - Medium Term Notes
RACERS  - Restructured Asset Certificates with Enhanced ReturnS(SM)
RB      - Revenue Bonds
Unsec.  - Unsecured

Notes to Schedule of Investments:

(a) Security may be traded on a discount basis. In such cases, the interest rate shown represents the discount rate at the time of purchase by the Fund.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $551,697,333, which represented 46.80% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(d) Demand security; payable upon demand by the Fund at specified time intervals no greater than thirteen months.
(e) In accordance with the procedures established by the Board of Trustees, investments are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.
(f) Interest rate is redetermined daily. Rate shown is the rate in effect on July 31, 2005.
(g) The Fund may demand prepayment of notes purchased under the Master Note Purchase Agreement upon one or two business day's notice based upon the timing of the demand.
(h) Open master note agreement with no specified maturity date. Either party may terminate the agreement upon thirty days prior written notice provided the last maturing advances under the note is paid in full, whether at maturity or on demand.
(i) Security considered to be illiquid. The Fund is limited to investing 10% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $65,000,000, which represented 5.51% of the Fund's Net Assets.
(j) Demand security; payable upon demand by the Fund with usually no more than seven calendar days' notice.
(k) Principal and/or interest payments are secured by bond insurance provided by MBIA Insurance Corp.
(l) Interest rate is redetermined weekly. Rate shown is the rate in effect on July 31, 2005.
(m) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(n) Interest rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(o) Repurchase agreement entered into 07/29/05 with a maturing value of $55,015,446. Collateralized by $53,677,678 corporate obligations, 1.74% to 8.75% due 10/02/06 to 06/15/30 with an aggregate market value at 07/31/05 of $57,750,001.
(p) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $750,207,500. Collateralized by $753,582,759 U.S. Government obligations, 3.38% to 6.50% due 08/01/14 to 08/01/35 with an aggregate market value at 07/31/05 of $765,000,001. The amount to be received upon repurchase by the Fund is $53,920,141.
(q) Repurchase agreement entered into 07/29/05 with a maturing value of $55,015,457. Collateralized by $50,385,529 corporate and municipal obligations, 5.00% to 8.13% due 06/15/18 to 10/01/33 with an aggregate market value at 07/31/05 of $57,750,001.
(r) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $750,206,250. Collateralized by $844,169,000 U.S. Government obligations, 0% to 4.90% due 10/12/05 to 02/25/19 with an aggregate market value at 07/31/05 of $765,000,092. The amount to be received upon repurchase by the Fund is $50,013,750.
(s) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $300,082,500. Collateralized by $400,879,000 U.S. Government obligations, 0% to 5.00% due 06/22/07 to 06/05/28 with an aggregate market value at 07/31/05 of $310,445,279. The amount to be received upon repurchase by the Fund is $50,013,750.
(t) Repurchase agreement entered into 07/29/05 with a maturing value of $55,015,457. Collateralized by $57,337,543 corporate obligations, 5.42% to 5.75% due 10/25/34 to 07/25/35 with an aggregate market value at 07/31/05 of $57,750,001.
(u) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $500,137,917. Collateralized by $514,304,000 U.S. Government obligations, 0% to 8.88% due 08/01/05 to 11/15/30 with an aggregate market value at 07/31/05 of $510,003,620. The amount to be received upon repurchase by the Fund is $50,013,792.
(v) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $500,137,917. Collateralized by $500,575,026 U.S. Government obligations, 3.98% to 9.50% due 11/01/07 to 08/01/35 with an aggregate market value at 07/31/05 of $513,532,622. The amount to be received upon repurchase by the Fund is $50,013,792.
(w) Joint repurchase agreement entered into 07/29/05 with an aggregate maturing value of $775,218,292. Collateralized by $809,717,680 corporate and municipal obligations, 0% to 7.86% due 08/04/05 to 08/25/45 with an aggregate market value at 07/31/05 of $813,750,001. The amount to be received upon repurchase by the Fund is $55,015,492.
(x) Also represents cost for federal income tax purposes.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, excluding repurchase
  agreements, at value (cost $712,101,041)    $  712,101,041
------------------------------------------------------------
Repurchase agreements (cost $473,905,227)        473,905,227
============================================================
    Total investments (cost $1,186,006,268)    1,186,006,268
============================================================
Receivables for:
  Fund shares sold                                 6,349,647
------------------------------------------------------------
  Interest                                         2,024,687
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               227,248
------------------------------------------------------------
Other assets                                          91,355
============================================================
    Total assets                               1,194,699,205
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Fund shares reacquired                          14,612,122
------------------------------------------------------------
  Dividends                                           44,977
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 338,781
------------------------------------------------------------
Accrued distribution fees                            366,253
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             2,127
------------------------------------------------------------
Accrued transfer agent fees                          359,526
------------------------------------------------------------
Accrued operating expenses                           109,493
============================================================
    Total liabilities                             15,833,279
============================================================
Net assets applicable to shares outstanding   $1,178,865,926
____________________________________________________________
============================================================
NET ASSETS CONSIST OF:

Shares of beneficial interest                 $1,178,970,354
------------------------------------------------------------
Undistributed net investment income                  (87,926)
------------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                              (16,502)
============================================================
                                              $1,178,865,926
____________________________________________________________
============================================================

NET ASSETS:

AIM Cash Reserve Shares                       $  569,946,926
____________________________________________________________
============================================================
Class B                                       $  219,312,217
____________________________________________________________
============================================================
Class C                                       $   71,454,645
____________________________________________________________
============================================================
Class R                                       $   15,069,870
____________________________________________________________
============================================================
Investor Class                                $  303,082,268
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

AIM Cash Reserve Shares                          570,166,869
____________________________________________________________
============================================================
Class B                                          219,396,071
____________________________________________________________
============================================================
Class C                                           71,481,737
____________________________________________________________
============================================================
Class R                                           15,075,871
____________________________________________________________
============================================================
Investor Class                                   303,197,585
____________________________________________________________
============================================================
Net asset value and offering price per share
  for each class                              $         1.00
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $32,081,824
=========================================================================

EXPENSES:

Advisory fees                                                   5,223,551
-------------------------------------------------------------------------
Administrative services fees                                      350,405
-------------------------------------------------------------------------
Custodian fees                                                    117,190
-------------------------------------------------------------------------
Distribution fees:
  AIM Cash Reserve Shares                                       1,622,489
-------------------------------------------------------------------------
  Class B                                                       2,776,473
-------------------------------------------------------------------------
  Class C                                                         797,023
-------------------------------------------------------------------------
  Class R                                                          90,650
-------------------------------------------------------------------------
Transfer agent fees                                             4,013,478
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          65,020
-------------------------------------------------------------------------
Other                                                             663,105
=========================================================================
    Total expenses                                             15,719,384
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (2,191,850)
=========================================================================
    Net expenses                                               13,527,534
=========================================================================
Net investment income                                          18,554,290
=========================================================================
Net increase in net assets resulting from operations          $18,554,290
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                   2005              2004
----------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   18,554,290    $    7,381,726
----------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities                     --           (16,502)
==============================================================================================
    Net increase in net assets resulting from operations          18,554,290         7,365,224
==============================================================================================
Distributions to shareholders from net investment income:
  AIM Cash Reserve Shares                                         (9,458,364)       (4,544,908)
----------------------------------------------------------------------------------------------
  Class B                                                         (2,365,065)         (234,827)
----------------------------------------------------------------------------------------------
  Class C                                                           (882,309)         (297,797)
----------------------------------------------------------------------------------------------
  Class R                                                           (227,682)          (21,561)
----------------------------------------------------------------------------------------------
  Investor Class                                                  (5,619,734)       (2,388,098)
==============================================================================================
    Total distributions from net investment income               (18,553,154)       (7,487,191)
==============================================================================================
Distributions to shareholders from net realized gains:
  AIM Cash Reserve Shares                                                 --           (23,639)
----------------------------------------------------------------------------------------------
  Class B                                                                 --           (12,696)
----------------------------------------------------------------------------------------------
  Class C                                                                 --            (2,804)
----------------------------------------------------------------------------------------------
  Class R                                                                 --              (122)
----------------------------------------------------------------------------------------------
  Investor Class                                                          --           (12,995)
==============================================================================================
    Total distributions from net realized gains                           --           (52,256)
==============================================================================================
    Decrease in net assets resulting from distributions          (18,553,154)       (7,539,447)
==============================================================================================
Share transactions-net:
  AIM Cash Reserve Shares                                       (154,614,734)     (464,079,273)
----------------------------------------------------------------------------------------------
  Class B                                                       (116,570,279)     (207,835,642)
----------------------------------------------------------------------------------------------
  Class C                                                        (22,003,131)      (19,820,331)
----------------------------------------------------------------------------------------------
  Class R                                                           (445,170)        9,240,771
----------------------------------------------------------------------------------------------
  Investor Class                                                 (56,145,187)      359,038,712
==============================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (349,778,501)     (323,455,763)
==============================================================================================
    Net increase (decrease) in net assets                       (349,777,365)     (323,629,986)
==============================================================================================

NET ASSETS:

  Beginning of year                                            1,528,643,291     1,852,273,277
==============================================================================================
  End of year (including undistributed net investment income
    of $(87,926) and $(89,062), respectively)                 $1,178,865,926    $1,528,643,291
______________________________________________________________________________________________
==============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Money Market Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently consists of multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to provide as high a level of current income as is consistent with the preservation of capital and liquidity. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- The Fund's securities are valued on the basis of amortized cost which approximates market value as permitted by Rule 2a-7 under the 1940 Act. This method values a security at its cost on the date of purchase and, thereafter, assumes a constant amortization to maturity of any premiums or accretion of any discounts.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income, adjusted for amortization of premiums and accretion of discounts on investments, is recorded on the accrual basis from settlement date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements. Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. Eligible securities for collateral are U.S. Government Securities, U.S. Government Agency Securities and/or Investment Grade Debt Securities. Collateral consisting of U.S. Government Securities and U.S. Government Agency Securities is marked to market daily to ensure its market value is at least 102% of the sales price of the repurchase agreement. Collateral consisting of Investment Grade Debt Securities is marked to market daily to ensure its market value is at least 105% of the sales price of the repurchase agreement. The investments in some repurchase agreements, pursuant to procedures approved by the Board of Trustees, are through participation with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates ("Joint repurchase agreements"). If the seller of a repurchase agreement fails to repurchase the security in accordance with the terms of the agreement, the Fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $1 billion                                              0.40%
-------------------------------------------------------------------
Over $1 billion                                               0.35%
 __________________________________________________________________
===================================================================


    AIM and/or A I M Distributors, Inc. ("ADI") voluntarily waived fees and/or reimbursed expenses in order to increase the Fund's yield. Waivers and/or reimbursements may be changed from time to time.

    During year ended July 31, 2005, AIM waived fees of $1,302,505.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $89,539.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $350,405.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $4,013,478 for AIM Cash Reserves Shares, Class B, Class C, Class R and Investor Class share classes.

    The Trust has entered into master distribution agreements with ADI to serve as the distributor for the AIM Cash Reserve Shares, Class B, Class C, Class R and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's AIM Cash Reserve Shares, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of AIM Cash Reserve Shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of these amounts, up to 0.25% of the average daily net assets of the AIM Cash Reserve Shares, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the AIM Cash Reserve Shares, Class B, Class C and Class R shares paid $1,622,489, $2,315,511, $490,251 and $90,650, respectively, after ADI waived and/or reimbursed Plan fees of $460,962 and $306,772 for Class B and Class C shares, respectively.

    Contingent deferred sales charges ("CDSC") are not recorded as expenses of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $18,672, $227,641, $31,211 and $0 from AIM Cash Reserve Shares, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $32,072.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $9,129 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. The Fund did not borrow or lend under the facility during the year ended July 31, 2005.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
---------------------------------------------------------------------------------------
Distributions paid from ordinary income                       $18,553,154    $7,539,447
_______________________________________________________________________________________
=======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                   2005
----------------------------------------------------------------------------
Undistributed ordinary income                                 $      136,996
----------------------------------------------------------------------------
Temporary book/tax differences                                      (224,922)
----------------------------------------------------------------------------
Capital loss carryforward                                            (16,502)
----------------------------------------------------------------------------
Shares of beneficial interest                                  1,178,970,354
============================================================================
Total net assets                                              $1,178,865,926
____________________________________________________________________________
============================================================================


    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                                                       CAPITAL LOSS
EXPIRATION                                                                                             CARRYFORWARD*
---------------------------------------------------------------------------------------------------------------------
July 31, 2013                                                                                             $16,502
_____________________________________________________________________________________________________________________
=====================================================================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7--SHARE INFORMATION

The Fund currently consists of six different classes of shares: AIM Cash Reserve Shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class B shares and Class C shares are sold with CDSC. AIM Cash Reserve Shares, Class R shares and Investor Class shares are sold at net asset value. Under certain circumstances, Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to AIM Cash Reserve Shares eight years after the end of the calendar month of purchase. Institutional Class shares have not commenced operations.

                                                  CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                            ---------------------------------------------------------------------
                                                                          2005                                 2004
                                                            ---------------------------------    --------------------------------
                                                                SHARES            AMOUNT             SHARES            AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Sold:
  AIM Cash Reserve Class                                       837,492,505    $   837,492,505     1,723,348,635    $1,723,344,384
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      143,356,840        143,356,840       228,892,152       228,892,271
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                      110,544,265        110,544,265       234,053,412       234,058,115
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                       23,395,147         23,395,147        28,780,786        28,780,786
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            327,787,179        327,787,179       370,467,337       370,479,287
=================================================================================================================================
Issued as reinvestment of dividends:
  AIM Cash Reserve Class                                         9,125,336          9,125,336         4,233,613         4,233,613
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                        2,186,598          2,186,598           227,988           227,989
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                          832,243            832,243           273,990           273,990
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                          220,913            220,913            20,662            20,662
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              5,465,688          5,465,688         2,317,119         2,317,119
=================================================================================================================================
Issued in connection with acquisitions:(b)
  AIM Cash Reserve Class                                                --                 --           669,132           669,697
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                               --                 --           253,059           252,879
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                               --                 --         8,223,808         8,218,055
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class                                                        --                 --       433,127,527       432,821,214
=================================================================================================================================
Automatic conversion of Class B shares to AIM Cash Reserve
  Class shares:
  AIM Cash Reserve Class                                        21,873,695         21,873,695        32,054,831        32,054,836
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                      (21,873,695)       (21,873,695)      (32,054,831)      (32,054,836)
=================================================================================================================================
Reacquired:
  AIM Cash Reserve Class                                    (1,023,106,270)    (1,023,106,270)   (2,224,381,846)   (2,224,381,803)
---------------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (240,240,022)      (240,240,022)     (405,153,776)     (405,153,945)
---------------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (133,379,639)      (133,379,639)     (262,370,490)     (262,370,491)
---------------------------------------------------------------------------------------------------------------------------------
  Class R                                                      (24,061,230)       (24,061,230)      (19,560,677)      (19,560,677)
---------------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (389,398,054)      (389,398,054)     (446,569,211)     (446,578,908)
=================================================================================================================================
                                                              (349,778,501)   $  (349,778,501)     (323,146,780)   $ (323,455,763)
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 3, 2003, the Fund acquired all of the net assets of INVESCO Cash Reserves Fund, pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Cash Reserves Fund shareholders on October 21, 2003. The acquisition was accomplished by a tax-free exchange of 442,273,526 shares of the Fund for 442,273,526 shares of INVESCO Cash Reserves Fund outstanding as of the close of business on October 31, 2003. INVESCO Cash Reserves Fund's net assets at that date of $441,961,845 were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $1,395,903,235.

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                  AIM CASH RESERVE SHARES
                                                              ---------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                                2005           2004         2003          2002         2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $     1.00    $     1.00    $   1.00
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0150         0.0056        0.0064        0.0141      0.0467
=============================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0150)       (0.0056)      (0.0064)      (0.0141)    (0.0467)
-----------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)           --            --          --
=============================================================================================================================
    Total distributions                                        (0.0150)       (0.0056)      (0.0064)      (0.0141)    (0.0467)
=============================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $     1.00    $     1.00    $   1.00
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(a)                                                   1.51%          0.57%         0.64%         1.42%       4.77%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $569,947       $724,567    $1,188,876    $1,121,879    $937,532
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.92%(b)       0.58%         0.88%         1.01%       1.06%
=============================================================================================================================
  Without fee waivers and/or expense reimbursements               1.02%(b)       1.14%         1.03%         1.01%       1.06%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of net investment income to average net assets              1.46%(b)       0.55%         0.64%         1.40%       4.61%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $648,995,761.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0090         0.0006      0.0007      0.0065      0.0392
=========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0090)       (0.0006)    (0.0007)    (0.0065)    (0.0392)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)         --          --          --
=========================================================================================================================
    Total distributions                                        (0.0090)       (0.0006)    (0.0007)    (0.0065)    (0.0392)
=========================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   0.91%          0.06%       0.07%       0.66%       3.99%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $219,312       $335,866    $543,811    $717,967    $439,445
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.50%(b)       1.08%       1.46%       1.76%       1.81%
=========================================================================================================================
  Without fee waivers and/or expense reimbursements               1.77%(b)       1.89%       1.78%       1.76%       1.81%
=========================================================================================================================
Ratio of net investment income to average net assets              0.88%(b)       0.05%       0.06%       0.65%       3.86%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $277,647,251.

                                                                                        CLASS C
                                                              -----------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              -----------------------------------------------------------
                                                                2005           2004        2003        2002        2001
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0113         0.0031      0.0008      0.0065      0.0393
=========================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0113)       (0.0031)    (0.0008)    (0.0065)    (0.0393)
-------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)         --          --          --
=========================================================================================================================
    Total distributions                                        (0.0113)       (0.0031)    (0.0008)    (0.0065)    (0.0393)
=========================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $   1.00    $   1.00    $   1.00
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(a)                                                   1.14%          0.31%       0.09%       0.66%       4.00%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 71,455       $ 93,457    $113,306    $118,947    $ 86,884
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.29%(b)       0.83%       1.44%       1.76%       1.81%
=========================================================================================================================
  Without fee waivers and/or expense reimbursements               1.77%(b)       1.89%       1.78%       1.76%       1.81%
=========================================================================================================================
Ratio of net investment income to average net assets              1.09%(b)       0.30%       0.08%       0.65%       3.86%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America.
(b)  Ratios are based on average daily net assets of $79,702,343.

                                                                                    CLASS R
                                                              ----------------------------------------------------
                                                                                                     JUNE 30, 2002
                                                                                                      (DATE SALES
                                                                      YEAR ENDED JULY 31,            COMMENCED) TO
                                                              -----------------------------------      JULY 31,
                                                                2005           2004        2003          2002
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $   1.00       $   1.00    $   1.00      $   1.00
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                         0.0125         0.0031      0.0038        0.0010
==================================================================================================================
Less distributions:
  Dividends from net investment income                         (0.0125)       (0.0031)    (0.0038)      (0.0010)
------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                             --        (0.0000)         --            --
==================================================================================================================
    Total distributions                                        (0.0125)       (0.0031)    (0.0038)      (0.0010)
==================================================================================================================
Net asset value, end of period                                $   1.00       $   1.00    $   1.00      $   1.00
__________________________________________________________________________________________________________________
==================================================================================================================
Total return(a)                                                   1.26%          0.31%       0.38%         0.10%
__________________________________________________________________________________________________________________
==================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 15,070       $ 15,516    $  6,280      $     10
__________________________________________________________________________________________________________________
==================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.17%(b)       0.83%       1.13%         1.26%(c)
==================================================================================================================
  Without fee waivers and/or expense reimbursements               1.27%(b)       1.39%       1.28%         1.26%(c)
==================================================================================================================
Ratio of net investment income to average net assets              1.21%(b)       0.30%       0.39%         1.15%(c)
__________________________________________________________________________________________________________________
==================================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $18,129,988.
(c)  Annualized.

                                                                          INVESTOR CLASS
                                                              ---------------------------------------
                                                                                   SEPTEMBER 30, 2003
                                                                   YEAR               (DATE SALES
                                                                  ENDED              COMMENCED) TO
                                                                 JULY 31,               JULY 31,
                                                                   2005                   2004
-----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                             $   1.00               $   1.00
-----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.0175                 0.0068
=====================================================================================================
Less distributions:
  Dividends from net investment income                            (0.0175)               (0.0068)
-----------------------------------------------------------------------------------------------------
  Distributions from net realized gains                                --                (0.0000)
=====================================================================================================
    Total distributions                                           (0.0175)               (0.0068)
=====================================================================================================
Net asset value, end of period                                   $   1.00               $   1.00
_____________________________________________________________________________________________________
=====================================================================================================
Total return(a)                                                      1.76%                  0.68%
_____________________________________________________________________________________________________
=====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                         $303,082               $359,236
_____________________________________________________________________________________________________
=====================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                     0.67%(b)               0.33%(c)
=====================================================================================================
  Without fee waivers and/or expense reimbursements                  0.77%(b)               0.86%(c)
=====================================================================================================
Ratio of net investment income to average net assets                 1.71%(b)               0.80%(c)
_____________________________________________________________________________________________________
=====================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America. Total returns are not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $325,110,628.
(c)  Annualized.

NOTE 9--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 10--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Money Market Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Money Market Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           The Bank of New York
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           2 Hanson Place
1735 Market Street            & Frankel LLP            P.O. Box 4739            Brooklyn, NY 11217-1431
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2005, the Fund designates 0% or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 99.97%, 99.93%, and 99.98%.

      DOMESTIC EQUITY                            INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                 AIM Asia Pacific Growth Fund                 TAXABLE
AIM Basic Balanced Fund*                   AIM Developing Markets Fund
AIM Basic Value Fund                       AIM European Growth Fund                     AIM Floating Rate Fund
AIM Blue Chip Fund                         AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Capital Development Fund               AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Charter Fund                           AIM Global Equity Fund                       AIM Intermediate Government Fund
AIM Constellation Fund                     AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund              AIM Global Value Fund                        AIM Money Market Fund
AIM Dynamics Fund(1)                       AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund             AIM International Growth Fund                AIM Total Return Bond Fund
AIM Large Cap Growth Fund                  AIM International Small Company Fund(6)      Premier Portfolio
AIM Mid Cap Basic Value Fund               AIM Trimark Fund                             Premier U.S. Government Money Portfolio(1)
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                                  SECTOR EQUITY                  TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                  AIM Advantage Health Sciences Fund(1)        AIM High Income Municipal Fund(8)
AIM Opportunities III Fund                 AIM Energy Fund(1)                           AIM Municipal Bond Fund
AIM Premier Equity Fund                    AIM Financial Services Fund(1)               AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund(1)                  AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                     AIM Global Real Estate Fund                  Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund(3)               AIM Gold & Precious Metals Fund(1)
AIM Small Cap Growth Fund(4)               AIM Leisure Fund(1)
AIM Small Company Growth Fund(1)           AIM Multi-Sector Fund(1)                              AIM ALLOCATION SOLUTIONS
AIM Trimark Endeavor Fund                  AIM Real Estate Fund(7)
AIM Trimark Small Companies Fund           AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Weingarten Fund                        AIM Utilities Fund(1)                        AIM Growth Allocation Fund(9)
                                                                                        AIM Moderate Allocation Fund
                                                                                        AIM Moderate Growth Allocation Fund
                                                                                        AIM Moderately Conservative Allocation Fund

                                           ========================================================================================
                                           CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
                                           THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
                                           ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                           ========================================================================================

*Domestic equity and income fund



(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors.
(4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.



AIMinvestments.com             MKT-AR-1               A I M Distributors, Inc.



                                   YOUR GOALS. OUR SOLUTIONS.--Registered Trademark--
-------------------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately   Offshore  Alternative  Cash           [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed      Products  Investments  Management          --Registered Trademark--
                               Plans    Accounts
-------------------------------------------------------------------------------------

                                                         AIM MUNICIPAL BOND FUND
                                   Annual Report to Shareholders o July 31, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM MUNICIPAL BOND FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAXES,CONSISTENT WITH THE PRESERVATION OF PRINCIPAL.

o Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          o A direct investment cannot be made in      may differ from the net asset values and
                                             an index. Unless otherwise indicated,        returns reported in the Financial
o Class B shares are not available as an     index results include reinvested             Highlights.
investment for retirement plans              dividends, and they do not reflect sales
maintained pursuant to Section 401 of the    charges. Performance of an index of funds    o Effective duration is a measure, as
Internal Revenue Code, including 401(k)      reflects fund expenses; performance of a     estimated by the fund's portfolio
plans, money purchase pension plans and      market index does not.                       managers, of a bond fund's price
profit sharing plans. Plans that had                                                      sensitivity to changes in interest
existing accounts invested in Class B        OTHER INFORMATION                            rates. Weighted average effective
shares prior to September 30, 2003, will                                                  maturity is a measure, as estimated by
continue to be allowed to make additional    o The average credit quality of the          the fund's portfolio managers, of the
purchases.                                   Fund's holdings as of the close of the       length of time until the average
                                             reporting period represents the weighted     security in a bond fund will mature or
o Investor Class shares are closed to        average quality rating of the securities     be redeemed by its issuer. Both measures
most investors. For more information on      in the portfolio as assigned by              take into account mortgage prepayments,
who may continue to invest in the            Nationally Recognized Statistical Rating     puts, adjustable coupons and potential
Investor Class shares, please see the        Organizations based on assessment of the     call dates.
prospectus.                                  credit quality of the individual
                                             securities.                                  o The Conference Board is a
PRINCIPAL RISKS OF INVESTING IN THE FUND                                                  not-for-profit organization that conducts
                                             o Revenue bonds are issued to finance        research and publishes information and
o A municipality may default or otherwise    public-works projects and are supported      analysis to help businesses strengthen
be unable to honor a financial               directly by the project's revenues.          their performance.
obligation.                                  General obligation (GO) bonds are backed
                                             by the full faith and credit (including      The Fund provides a complete list of its
o Interest rate increases can cause the      the taxing and further borrowing power)      holdings four times in each fiscal year,
price of a debt security to decrease. The    of a state or municipality. Revenue          at the quarter-ends. For the second and
longer a debt security's duration, the       bonds often are considered more              fourth quarters, the lists appear in the
more sensitive it is to this risk.           attractive, since many public-works          Fund's semiannual and annual reports to
                                             projects (water and sewer improvements,      shareholders. For the first and third
ABOUT INDEXES USED IN THIS REPORT            for example) are necessities, and demand     quarters, the Fund files the lists with
                                             for them remains constant regardless of      the Securities and Exchange Commission
o The unmanaged LEHMAN MUNICIPAL BOND        economic conditions. Shareholders may        (SEC) on Form N-Q. The most recent list
INDEX, which represents the performance      benefit from their consistent income in      of portfolio holdings is available at
of investment-grade municipal bonds, is      the event of an economic slowdown.           AIMinvestments.com. From our home page,
compiled by Lehman Brothers, a global        Escrowed and pre-refunded bonds are          click on Products & Performance, then
investment bank.                             bonds whose repayment is guaranteed by       Mutual Funds, then Fund Overview. Select
                                             the funds from a second bond issue,          your Fund from the drop-down menu and
o The unmanaged LIPPER GENERAL MUNICIPAL     which are usually invested in U.S.           click on Complete Quarterly Holdings.
DEBT FUND INDEX represents an average of     Treasury bonds.                              Shareholders can also look up the Fund's
the performance of the 30 largest                                                         Forms N-Q on the SEC's Web site at
municipal bond funds tracked by Lipper,      o The returns shown in management's          sec.gov. And copies of the Fund's Forms
Inc., an independent mutual fund             discussion of Fund performance are based     N-Q may be reviewed and copied at the
performance monitor.                         on net asset values calculated for           SEC's Public Reference Room at 450 Fifth
                                             shareholder transactions. Generally          Street, N.W., Washington, D.C.
o The Fund is not managed to track the       accepted accounting principles require       20549-0102. You can obtain information on
performance of any particular index,         adjustments to be made to the net assets     the operation of the Public Reference
including the indexes defined here, and      of the Fund at period end for financial      Room, including information about
consequently, the performance of the Fund    reporting purposes, and as such, the net     duplicating fee charges, by calling
may deviate significantly from the           asset values for shareholder transactions    202-942-8090 or 800-732-0330, or by
performance of the indexes.                  and the returns based on those net asset     electronic request at the following
                                             values                                       e-mail address: publicinfo@sec.gov. The
                                                                                          SEC file numbers for the Fund are
                                                                                          811-5686 and 33-39519.

                                                                                          Continued on Page 6

                                                                                          =========================================

                                                                                          FUND NASDAQ SYMBOLS

                                                                                          Class A Shares                      AMBDX
                                                                                          Class B Shares                      AMBBX
==================================================================================        Class C Shares                      AMBCX
                                                                                          Investor Class Shares               AMBIX
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND         =========================================
EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.

==================================================================================

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE

AIMINVESTMENTS.COM

AIM MUNICIPAL BOND FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from
                    Bruce Crockett, the independent Chair of the Board of
                    Trustees of the AIM Funds. We first introduced you to Mr.
      [GRAHAM       Crockett in the semiannual report on your Fund dated January
       PHOTO]       31 of this year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
                    October.

                       Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via ROBERT H. GRAHAM letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund
    [WILLIAMSON     has with AIM. Essentially, this agreement hires AIM to
       PHOTO]       manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Of course, this report also includes your Fund managers' MARK H. WILLIAMSON discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

                       All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM           /S/ MARK H. WILLIAMSON

                    Robert H. Graham               Mark H. Williamson
                    President & Vice Chair,        Chairman & President,
                    AIM Funds                      A I M Advisors, Inc.

                    September 16, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM MUNICIPAL BOND FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

     [CROCKETT         At our most recent meeting in June 2005, your Board
      PHOTO]        approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of
 BRUCE L. CROCKETT  those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,


                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds


                    September 16, 2005

AIM MUNICIPAL BOND FUND

MANAGEMENT'S DISCUSSION                                                                   o to limit or reduce exposure to a
OF FUND PERFORMANCE                                                                       particular sector or issuer

======================================================================================    MARKET CONDITIONS AND YOUR FUND

PERFORMANCE SUMMARY                          =========================================    In an effort to stem inflation, the
                                                                                          Federal Reserve (the Fed) increased the
AIM Municipal Bond Fund registered strong    FUND VS. INDEXES                             federal funds rate eight times during the
returns for the fiscal year ended July                                                    fiscal year to end at 3.25% as of July
31, 2005, tracking returns of the Lehman     Total returns, 7/31/04-7/31/05, excluding    31, 2005. The central bank said the risk
Municipal Bond Index, your Fund's broad      applicable sales charges. If applicable      of weaker growth was roughly equivalent
market and style-specific benchmark. As      sales charges were included, returns         to the risk of higher prices. Short-term
of the close of the period, the 30-day       would be lower.                              interest rates rose in step with the
distribution rate at maximum offering                                                     Fed's tightening during the period, but
price and the 30-day yield at maximum        Class A Shares                      6.55%    surprisingly, long-term rates dropped,
offering price for Class A shares were                                                    creating a "flattening" of the yield
4.34% and 3.06%, respectively. Returns       Class B Shares                      5.76     curve; historically, long-term rates have
and yields, along with their taxable                                                      generally risen when short-term rates
equivalents, for other share classes and     Class C Shares                      5.90     rise. These developments had a positive
benchmark indexes appear in the table on                                                  effect on your Fund, because long-term
Page 4 and on Page 7.                        Investor Class Shares               6.70     bond prices moved upwards.

   Your Fund's positive returns were         Lehman Municipal Bond Index                     Near the end of the fiscal year,
largely the result of strong returns         (Broad Market and                            long-term Treasury bond yields fell as
among certain revenue bond holdings as       Style-specific Index)               6.35     the Conference Board reported that
well as tobacco settlement bonds. Your                                                    consumer confidence reached a three-year
Fund's shorter average duration hindered     Lipper General Municipal Debt                high, causing investor focus to shift
absolute performance, as longer-duration     Fund Index (Peer Group Index)       6.53     from fixed-income investments to stocks.
bonds outperformed those with shorter                                                     However, this had a minimal impact on
durations.                                   SOURCE: LIPPER,INC.                          Fund performance.

                                             =========================================       Demand for municipal bonds remained
                                                                                          strong, as did supply. While municipal
======================================================================================    bond issuance is on pace to break all
                                                                                          previous yearly records, the emergence of
HOW WE INVEST                                interest and principal on those bonds. We    large, non-traditional buyers (mainly
                                             select securities based on their             hedge funds) is aiding distribution and
We believe that an actively managed          prospects for current income, consistent     liquidity within the market. However,
portfolio of municipal bonds can provide     with the Fund's objective of capital         increased demand for municipal bonds has
a steady stream of tax-exempt income         preservation.                                not greatly boosted prices in comparison
while providing protection of principal.                                                  with taxable bonds. The ratio of the
Through active management we strive to          We intend to purchase and hold            10-year municipal bond yield to
avoid capital gains and ordinary income,     municipal bonds to maturity to avoid         comparable maturity Treasury securities
which are taxable to shareholders, while     selling-related capital gains. However,      rose only slightly.
providing competitive income in all          there are times when we will sell
market environments.                         securities based on the following                                           (continued)
                                             factors:
   We invest mostly in revenue bonds as
proceeds for specific projects are used      o down-grading in credit quality
to pay
                                             o a decision to shorten or lengthen the
                                             Fund's duration

=========================================    =======================================================================================

PORTFOLIO COMPOSITION                        TOP FIVE FIXED-INCOME HOLDINGS
                                                                                                                          % OF TOTAL
By credit quality rating, based on total     ISSUER                                                  COUPON  MATURITY     NET ASSETS
investments
                                             1.Louisiana (State of) Local Government
               [PIE CHART]                   Environmental Facilities & Community
                                             Development Authority                                   6.55%   09/01/25        2.8%
A                                   10.8%
AA                                   9.9%    2.Petersburg (City of) Pollution Control                5.40    08/01/17        2.3
BBB                                  5.5%
Non-Rated                            1.4%    3.New York & New Jersey (States of) Port Authority      6.13    06/01/94        1.3
B                                    1.3%
AAA                                 71.1%    4.Boston (City of) Water & Sewer Commission             5.25    11/01/19        1.2

                                             5.Spring Branch (City of) Independent School District   5.75    02/01/10        1.1
The Fund's holdings are subject to
change, and there is no assurance that       =======================================================================================
the Fund will continue to hold any
particular security.                         =========================================

=========================================    TOTAL NET ASSES            $498.1 MILLION

                                             TOTAL NUMBER OF HOLDINGS              318

                                             WEIGHTED AVERAGE MATURITY     16.79 YEARS

                                             EFFECTIVE DURATION             5.28 YEARS

                                             =========================================

AIM MUNICIPAL BOND FUND

Municipal bond credit ratings remained          Your Fund's sector allocations            The views and opinions expressed in
strong.                                      remained relatively constant, with almost    management's discussion of Fund
                                             half the portfolio's holdings invested in    performance are those of A I M Advisors,
   Positive contributors to Fund             premium, insured and pre-refunded bonds.     Inc. These views and opinions are subject
performance included:                        Premium bonds are bonds that are selling     to change at any time based on factors
                                             above their face value; they often offer     such as market and economic conditions.
o Certain revenue bond holdings. Revenue     competitive yields with greater safety       These views and opinions may not be
bonds are supported by fees generated by     when interest rates rise. In addition,       relied upon as investment advice or
such projects as toll roads, airports and    your Fund had only about 5% exposure to      recommendations, or as an offer for a
utilities, and therefore generally           bonds subject to the alternative minimum     particular security. The information is
provide a more reliable source of income     tax. To avoid net asset value volatility,    not a complete analysis of every aspect
than general obligation bonds, which are     we severely limited below-investment         of any market, country, industry,
funded with tax dollars. Our revenue bond    grade issues. Our average credit quality     security or the Fund. Statements of fact
holdings in the airport/airline,             rating was AA during the fiscal year.        are from sources considered reliable, but
utilities, and hotel/motel/rental car                                                     A I M Advisors, Inc. makes no
sectors all provided returns of 15% or       IN CLOSING                                   representation or warranty as to their
greater during the fiscal year.                                                           completeness or accuracy. Although
                                             We were pleased to have provided strong      historical performance is no guarantee of
o Tobacco settlement bond holdings.          returns during the fiscal year while         future results, these insights may help
Resolution of certain litigation issues      protecting your principal and delivering     you understand our investment management
relating to the tobacco bond sector          attractive current income exempt from        philosophy.
allowed these bonds a much wider buying      federal taxes. We believe demand for
audience and greatly raised their prices     municipal bonds will continue to be             See important Fund and index
during the fiscal year.                      strong. The Fed on August 9, 2005,              disclosures inside front cover.
                                             increased the federal funds rate to 3.50%
   Detractors from Fund performance          from 3.25%. However, barring any
included single-family mortgage revenue      significant new tax legislation or a                          RICHARD A. BERRY,
(SFMRs) bonds, cash-equivalent               dramatic increase in the federal funds       [BERRY           Chartered Financial
investments and direct leases. SFMRs         rate, we do not anticipate conditions in     PHOTO]           Analyst, senior
normally perform better in a high            the municipal bond market to change                           portfolio manager, is
interest rate or rising interest rate        substantially. As always, we thank you                        co-manager of AIM
environment. Although short-term interest    for your continued investment in AIM                          Municipal Bond Fund. Mr.
rates rose, mortgage rates remained low      Municipal Bond Fund.                         Berry joined AIM in 1987 and has been in
by historical standards.                                                                  the investment industry since 1968. He
                                                                                          served as president and director of the
   We maintained a slightly shorter                                                       Dallas Association of Investment
average duration than your Fund's                                                         Analysts, chairman of the board of
benchmark. Duration, a bond-market figure                                                 regents of the Financial Analysts Seminar
expressed in years, shows the principal                                                   and a trustee of Lancaster Independent
risks of a fixed-income portfolio in                                                      School District. He received his B.B.A.
relation to a change of interest rates.                                                   and M.B.A. from Texas Christian
Duration ultimately determines the price                                                  University.
volatility of bonds and bond portfolios.
Our shorter average duration hurt
performance because longer-duration                                                                        STEPHEN D. TURMAN,
municipal bonds outperformed shorter- and                                                 [TURMAN          Chartered Financial
intermediate-duration securities during                                                    PHOTO]          Analyst, senior
the period.                                                                                                portfolio manager, is
                                                                                                           co-manager of AIM
                                                                                                           Municipal Bond Fund. Mr.
                                                                                          Turman began his career in the investment
                                                                                          business in 1983 and joined AIM as a
                                                                                          trader in 1985. Prior to joining AIM, he
                                                                                          worked in institutional sales. Mr. Turman
                                                                                          received a B.B.A. in finance from The
                                                                                          University of Texas at Arlington.

======================================================================================    Assisted by Municipal Bond Team

CURRENT DISTRIBUTION RATES AND YIELDS

                          30-DAY     TAXABLE EQUIVALENT             TAXABLE EQUIVALENT
FUND                   DISTRIBUTION       30-DAY        30-DAY SEC      30-DAY SEC
CLASS                      RATE      DISTRIBUTION RATE     YIELD          YIELD

CLASS A SHARES             4.34%           6.68%           3.06%          4.71%

CLASS B SHARES             3.82            5.88            2.46           3.78

CLASS C SHARES             3.82            5.88            2.46           3.78

INVESTOR CLASS SHARES      4.70            7.23            3.34           5.14

======================================================================================

The 30-day yield is calculated using a formula defined by the Securities and Exchange
Commission. The formula is based on the portfolio's potential earnings from dividends, interest and yield-to-maturity or yield-to-call of the bonds in the portfolio, net of all expenses, calculated at maximum offering price, and annualized. The taxable-equivalent 30-day yield is calculated in the same manner as the 30-day yield, with an adjustment for a stated, assumed 35% tax rate, the highest marginal federal income tax rate in effect on July 31, 2005.
                                                                                                    [RIGHT ARROW GRAPHIC]
   The Fund's 30-day distribution rate reflects its most recent monthly dividend
distribution multiplied by 12 and divided by the most recent month-end maximum            FOR A PRESENTATION OF YOUR FUND'S
offering price. The taxable-equivalent 30-day distribution rate is calculated in the      LONG-TERM PERFORMANCE,PLEASE SEE PAGES 6
same manner as the 30-day distribution rate, with an adjustment for a stated, assumed     AND 7.
35% tax rate, the highest marginal federal income tax rate in effect on July 31, 2005.

AIM MUNICIPAL BOND FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.         The hypothetical account values and
                                             Simply divide your account value by          expenses may not be used to estimate the
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account       actual ending account balance or expenses
two types of costs: (1) transaction          value divided by $1,000 = 8.6), then         you paid for the period. You may use this
costs, which may include sales charges       multiply the result by the number in the     information to compare the ongoing costs
(loads) on purchase payments; contingent     table under the heading entitled "Actual     of investing in the Fund and other funds.
deferred sales charges on redemptions;       Expenses Paid During Period" to estimate     To do so, compare this 5% hypothetical
and redemption fees, if any; and (2)         the expenses you paid on your account        example with the 5% hypothetical examples
ongoing costs, including management fees;    during this period.                          that appear in the shareholder reports of
distribution and/or service fees (12b-1);                                                 the other funds.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR
intended to help you understand your         COMPARISON PURPOSES                             Please note that the expenses shown in
ongoing costs (in dollars) of investing                                                   the table are meant to highlight your
in the Fund and to compare these costs       The table below also provides information    ongoing costs only and do not reflect any
with ongoing costs of investing in other     about hypothetical account values and        transactional costs, such as sales
mutual funds. The example is based on an     hypothetical expenses based on the Fund's    charges (loads) on purchase payments,
investment of $1,000 invested at the         actual expense ratio and an assumed rate     contingent deferred sales charges on
beginning of the period and held for the     of return of 5% per year before expenses,    redemptions, and redemption fees, if any.
entire period February 1, 2005, through      which is not the Fund's actual return.       Therefore, the hypothetical information
July 31, 2005.                               The Fund's actual cumulative total           is useful in comparing ongoing costs
                                             returns at net asset value after expenses    only, and will not help you determine the
ACTUAL EXPENSES                              for the six months ended July 31, 2005,      relative total costs of owning different
                                             appear in the table "Cumulative Total        funds. In addition, if these
The table below provides information         Returns" on page 7.                          transactional costs were included, your
about actual account values and actual                                                    costs would have been higher.
expenses. You may use the information in
this table, together with the amount you
invested, to estimate the

====================================================================================================================================

                                                          ACTUAL                                   HYPOTHETICAL
                                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                    BEGINNING ACCOUNT     ENDING ACCOUNT          EXPENSES         ENDING ACCOUNT                  EXPENSES
 SHARE                   VALUE                 VALUE             PAID DURING           VALUE                      PAID DURING
 CLASS                 (2/1/05)            (7/31/05)(1)           PERIOD(2)          (7/31/05)                     PERIOD(2)
   A                  $1,000.00             $1,014.30               $4.15            $1,020.68                       $4.16
   B                   1,000.00              1,010.50                7.88             1,016.96                        7.90
   C                   1,000.00              1,011.80                7.89             1,016.95                        7.91
Investor               1,000.00              1,016.20                3.75             1,021.08                        3.76

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on page 7.

(2) Expenses are equal to the Fund's annualized expense ratio (0.83%, 1.58%, 1.58% and 0.75% for Class A, B, C and Investor Class
shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================


                                                                                          [ARROW
                                                                                          BUTTON    For More Information Visit
                                                                                          IMAGE]    AIMINVESTMENTS.COM

AIM MUNICIPAL BOND FUND

YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================

RESULTS OF A $10,000 INVESTMENT                                                 [MOUNTAIN CHART]

Fund and index data from 7/31/95             Date                   AIM Municipal          Lipper General          Lehman Municipal
                                                                      Bond Fund-           Municipal Debt             Bond Index
                                                                    Class A Shares           Fund Index
                                              7/95                     $ 9525                  $10000                   $10000
                                              8/95                       9557                   10114                    10127
                                              9/95                       9602                   10178                    10191
                                             10/95                       9706                   10339                    10339
                                             11/95                       9834                   10545                    10511
                                             12/95                       9915                   10666                    10612
                                              1/96                       9969                   10717                    10692
                                              2/96                       9940                   10640                    10620
                                              3/96                       9863                   10477                    10484
                                              4/96                       9846                   10432                    10454
                                              5/96                       9853                   10439                    10450
                                              6/96                       9921                   10536                    10564
                                              7/96                       9989                   10627                    10660
                                              8/96                      10009                   10621                    10657
                                              9/96                      10103                   10783                    10806
                                             10/96                      10185                   10903                    10928
                                             11/96                      10318                   11094                    11129
                                             12/96                      10300                   11048                    11082
                                              1/97                      10333                   11046                    11103
                                              2/97                      10403                   11143                    11205
                                              3/97                      10322                   11006                    11055
                                              4/97                      10381                   11100                    11148
                                              5/97                      10504                   11260                    11316
                                              6/97                      10589                   11393                    11436
                                              7/97                      10777                   11735                    11753
                                              8/97                      10720                   11601                    11643
                                              9/97                      10819                   11747                    11781
                                             10/97                      10877                   11825                    11857
                                             11/97                      10923                   11892                    11926
                                             12/97                      11048                   12085                    12100
                                              1/98                      11148                   12201                    12225
                                              2/98                      11155                   12201                    12229
                                              3/98                      11161                   12214                    12240
                                              4/98                      11141                   12140                    12184
                                              5/98                      11269                   12337                    12377
                                              6/98                      11303                   12381                    12426
                                              7/98                      11337                   12405                    12457
                                              8/98                      11466                   12599                    12650
                                              9/98                      11569                   12748                    12807
                                             10/98                      11576                   12702                    12807
                                             11/98                      11611                   12744                    12852
                                             12/98                      11632                   12767                    12884
                                              1/99                      11765                   12906                    13037
                                              2/99                      11715                   12833                    12981
                                              3/99                      11736                   12838                    12998
                                              4/99                      11757                   12874                    13031
                                              5/99                      11708                   12782                    12955
                                              6/99                      11558                   12580                    12769
                                              7/99                      11593                   12603                    12816
                                              8/99                      11484                   12453                    12713
                                              9/99                      11476                   12420                    12718
                                             10/99                      11352                   12247                    12580
                                             11/99                      11445                   12364                    12714
                                             12/99                      11349                   12246                    12619
                                              1/00                      11297                   12148                    12564
                                              2/00                      11390                   12320                    12710
                                              3/00                      11574                   12590                    12988
                                              4/00                      11536                   12504                    12911
                                              5/00                      11496                   12420                    12844
                                              6/00                      11712                   12740                    13185
                                              7/00                      11839                   12918                    13368
                                              8/00                      11981                   13121                    13574
                                              9/00                      11941                   13040                    13503
                                             10/00                      12039                   13175                    13651
                                             11/00                      12091                   13263                    13754
                                             12/00                      12328                   13605                    14094
                                              1/01                      12396                   13707                    14234
                                              2/01                      12449                   13771                    14279
                                              3/01                      12549                   13887                    14407
                                              4/01                      12460                   13692                    14251
                                              5/01                      12558                   13848                    14404
                                              6/01                      12642                   13964                    14500
                                              7/01                      12819                   14184                    14715
                                              8/01                      12998                   14439                    14958
                                              9/01                      12857                   14320                    14907
                                             10/01                      13004                   14469                    15085
                                             11/01                      12926                   14322                    14958
                                             12/01                      12799                   14170                    14816
                                              1/02                      12996                   14391                    15073
                                              2/02                      13146                   14565                    15255
                                              3/02                      12935                   14288                    14956
                                              4/02                      13134                   14548                    15248
                                              5/02                      13203                   14639                    15341
                                              6/02                      13304                   14779                    15503
                                              7/02                      13440                   14968                    15702
                                              8/02                      13560                   15116                    15891
                                              9/02                      13813                   15438                    16239
                                             10/02                      13563                   15110                    15970
                                             11/02                      13548                   15054                    15904
                                             12/02                      13856                   15392                    16239
                                              1/03                      13824                   15297                    16198
                                              2/03                      13997                   15530                    16425
                                              3/03                      13965                   15505                    16434
                                              4/03                      14104                   15645                    16543
                                              5/03                      14434                   16018                    16930
                                              6/03                      14403                   15934                    16858
                                              7/03                      13898                   15391                    16269
                                              8/03                      13986                   15504                    16390
                                              9/03                      14354                   15960                    16872
                                             10/03                      14301                   15902                    16787
                                             11/03                      14442                   16083                    16962
                                             12/03                      14567                   16214                    17102
                                              1/04                      14673                   16269                    17200
                                              2/04                      14887                   16525                    17459
                                              3/04                      14816                   16430                    17398
                                              4/04                      14456                   16062                    16986
                                              5/04                      14383                   16010                    16925
                                              6/04                      14438                   16064                    16986
                                              7/04                      14620                   16260                    17210
                                              8/04                      14876                   16564                    17555
                                              9/04                      14968                   16660                    17648
                                             10/04                      15097                   16794                    17800
                                             11/04                      14987                   16669                    17653
                                             12/04                      15208                   16885                    17868
                                              1/05                      15359                   17052                    18035
                                              2/05                      15305                   17008                    17975
                                              3/05                      15213                   16880                    17862
                                              4/05                      15440                   17143                    18144
                                              5/05                      15556                   17277                    18272
                                              6/05                      15634                   17384                    18385
                                              7/05                      15573                   17322                    18302

                                                                                                                SOURCE: LIPPER, INC.

====================================================================================================================================

Data shown in the chart include              types of charts in illustrating changes
reinvested distributions, applicable         in value during the early years shown in
sales charges, Fund expenses and             the chart. The vertical axis, the one
management fees. Index results include       that indicates the dollar value of an
reinvested dividends, but they do not        investment, is constructed with each
reflect sales charges. Performance of an     segment representing a percent change in
index of funds reflects fund expenses and    the value of the investment. In this
management fees; performance of a market     chart, each segment represents a
index does not. Performance shown in the     doubling, or 100% change, in the value of
chart and table(s) does not reflect          the investment. In other words, the space
deduction of taxes a shareholder would       between $5,000 and $10,000 is the same
pay on Fund distributions or sale of Fund    size as the space between $10,000 and
shares. Performance of the indexes does      $20,000, and so on.
not reflect the effects of taxes.

   This chart, which is a logarithmic
chart, presents the fluctuations in the
value of the Fund and its indexes. We
believe that a logarithmic chart is more effective than other


                                             Continued from inside front cover            Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                             A description of the policies and            securities during the 12 months ended
                                             procedures that the Fund uses to             June 30, 2005, is available at our Web
                                             determine how to vote proxies relating to    site. Go to AIMinvestments.com, access
                                             portfolio securities is available without    the About Us tab, click on Required
                                             charge, upon request, from our Client        Notices and then click on Proxy Voting
                                             Services department at 800-959-4246 or on    Activity. Next, select the Fund from the
                                             the AIM Web site, AIMinvestments.com. On     drop-down menu. The information is also
                                             the home page, scroll down and click on      available on the SEC Web site, sec.gov.
                                             AIM Funds Proxy Policy. The information
                                             is also available on the SEC Web site,
                                             sec.gov.

AIM MUNICIPAL BOND FUND


================================================================    ================================================================
AVERAGE ANNUAL TOTAL RETURNS                                        AVERAGE ANNUAL TOTAL RETURNS

As of 7/31/05, including applicable sales charges                   As of 6/30/05, most recent calendar quarter-end, including applicable sales charges
                                               AFTER TAXES ON                                                       AFTER TAXES ON
                                  AFTER       DISTRIBUTIONS AND                                      AFTER         DISTRIBUTIONS AND
                       BEFORE    TAXES ON       SALE OF FUND                               BEFORE    TAXES ON        SALE OF FUND
                       TAXES   DISTRIBUTIONS      SHARES                                   TAXES   DISTRIBUTIONS        SHARES
CLASS A SHARES                                                      CLASS A SHARES
Inception (3/28/77)     6.19%      5.92%           5.92%            Inception (3/28/77)     6.22%      5.95%             5.95%
10 Years                4.53       4.52            4.57             10 Years                4.70       4.69              4.72
 5 Years                4.62       4.62            4.63              5 Years                4.92       4.91              4.89
 1 Year                 1.48       1.48            2.52              1 Year                 3.08       3.08              3.57

CLASS B SHARES                                                      CLASS B SHARES
Inception (9/1/93)      4.25%      4.20%           4.24%            Inception (9/1/93)      4.31%      4.26%             4.29%
10 Years                4.47       4.47            4.45             10 Years                4.57       4.56              4.54
 5 Years                4.52       4.52            4.46              5 Years                4.83       4.83              4.72
 1 Year                 0.76       0.76            1.86              1 Year                 2.47       2.47              2.97

CLASS C SHARES                                                      CLASS C SHARES
Inception (8/4/97)      3.95%      3.94%           3.96%            Inception (8/4/97)      4.04%      4.04%             4.04%
 5 Years                4.87       4.87            4.75              5 Years                5.17       5.16              5.01
 1 Year                 4.90       4.90            4.55              1 Year                 6.62       6.62              5.67

INVESTOR CLASS SHARES                                               INVESTOR CLASS SHARES
10 Years                5.08%      5.07%           5.06%            10 Years                5.24%      5.23%             5.20%
 5 Years                5.71       5.71            5.60              5 Years                6.01       6.01              5.86
 1 Year                 6.70       6.69            6.04              1 Year                 8.56       8.56              7.26

================================================================    ================================================================

=========================================

CUMULATIVE TOTAL RETURNS

6 months ended 7/31/05, excluding
applicable sales charges

Class A Shares                          1.43%

Class B Shares                          1.05

Class C Shares                          1.18

Investor Class Shares                   1.62

=========================================

INVESTOR CLASS SHARES' INCEPTION DATE IS     REINVESTED DISTRIBUTIONS, CHANGES IN NET     FRONT-END SALES CHARGE OR A CDSC;
SEPTEMBER 30, 2003. RETURNS SINCE THAT       ASSET VALUE AND THE EFFECT OF THE MAXIMUM    THEREFORE, PERFORMANCE IS AT NET ASSET
DATE ARE HISTORICAL RETURNS. ALL OTHER       SALES CHARGE UNLESS OTHERWISE STATED.        VALUE.
RETURNS ARE BLENDED RETURNS OF HISTORICAL    INVESTMENT RETURN AND PRINCIPAL VALUE
INVESTOR CLASS SHARE PERFORMANCE AND         WILL FLUCTUATE SO THAT YOU MAY HAVE A           THE PERFORMANCE OF THE FUND'S SHARE
RESTATED CLASS A SHARE PERFORMANCE (FOR      GAIN OR LOSS WHEN YOU SELL SHARES.           CLASSES WILL DIFFER DUE TO DIFFERENT
PERIODS PRIOR TO THE INCEPTION DATE OF                                                    SALES CHARGE STRUCTURES AND CLASS
INVESTOR CLASS SHARES) AT NET ASSET VALUE       CLASS A SHARE PERFORMANCE REFLECTS THE    EXPENSES.
AND REFLECT THE RULE 12B-1 FEES              MAXIMUM 4.75% SALES CHARGE, AND CLASS B
APPLICABLE TO CLASS A SHARES.                AND CLASS C SHARE PERFORMANCE REFLECTS          AFTER-TAX RETURNS ARE CALCULATED USING
                                             THE APPLICABLE CONTINGENT DEFERRED SALES     THE HISTORICAL HIGHEST INDIVIDUAL FEDERAL
   THE PERFORMANCE DATA QUOTED REPRESENT     CHARGE (CDSC) FOR THE PERIOD INVOLVED.       MARGINAL INCOME TAX RATE. THEY DO NOT
PAST PERFORMANCE AND CANNOT GUARANTEE        THE CDSC ON CLASS B SHARES DECLINES FROM     REFLECT THE EFFECT OF STATE AND LOCAL
COMPARABLE FUTURE RESULTS; CURRENT           5% BEGINNING AT THE TIME OF PURCHASE TO      TAXES. ACTUAL AFTER-TAX RETURNS DEPEND ON
PERFORMANCE MAY BE LOWER OR HIGHER.          0% AT THE BEGINNING OF THE SEVENTH YEAR.     THE INVESTOR'S TAX SITUATION AND MAY
                                             THE CDSC ON CLASS C SHARES IS 1% FOR THE     DIFFER FROM THOSE SHOWN. AFTER-TAX
   PLEASE VISIT AIMINVESTMENTS.COM FOR       FIRST YEAR AFTER PURCHASE. INVESTOR CLASS    RETURNS SHOWN ARE NOT RELEVANT TO
THE MOST RECENT MONTH-END PERFORMANCE.       SHARES DO NOT HAVE A                         INVESTORS WHO HOLD THEIR SHARES IN
PERFORMANCE FIGURES REFLECT                                                               TAX-DEFERRED ACCOUNTS SUCH AS 401(K)S OR
                                                                                          IRAS.

AIM MUNICIPAL BOND FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Investment      o The quality of services to be provided     o Fees relative to those of comparable
Securities Funds (the "Board") oversees      by AIM. The Board reviewed the               funds with other advisors. The Board
the management of AIM Municipal Bond Fund    credentials and experience of the            reviewed the advisory fee rate for the
(the "Fund") and, as required by law,        officers and employees of AIM who will       Fund under the Advisory Agreement. The
determines annually whether to approve       provide investment advisory services to      Board compared effective contractual
the continuance of the Fund's advisory       the Fund. In reviewing the qualifications    advisory fee rates at a common asset
agreement with A I M Advisors, Inc.          of AIM to provide investment advisory        level and noted that the Fund's rate was
("AIM"). Based upon the recommendation of    services, the Board reviewed the             below the median rate of the funds
the Investments Committee of the Board,      qualifications of AIM's investment           advised by other advisors with investment
which is comprised solely of independent     personnel and considered such issues as      strategies comparable to those of the
trustees, at a meeting held on June 30,      AIM's portfolio and product review           Fund that the Board reviewed. Based on
2005, the Board, including all of the        process, various back office support         this review, the Board concluded that the
independent trustees, approved the           functions provided by AIM and AIM's          advisory fee rate for the Fund under the
continuance of the advisory agreement        equity and fixed income trading              Advisory Agreement was fair and
(the "Advisory Agreement") between the       operations. Based on the review of these     reasonable.
Fund and AIM for another year, effective     and other factors, the Board concluded
July 1, 2005.                                that the quality of services to be           o Expense limitations and fee waivers.
                                             provided by AIM was appropriate and that     The Board noted that there were no fee
   The Board considered the factors          AIM currently is providing satisfactory      waivers or expense limitations currently
discussed below in evaluating the            services in accordance with the terms of     in effect for the Fund. The Board
fairness and reasonableness of the           the Advisory Agreement.                      concluded that no such waivers or
Advisory Agreement at the meeting on June                                                 limitations were necessary at this time
30, 2005 and as part of the Board's          o The performance of the Fund relative to    because the Fund's overall expense ratio
ongoing oversight of the Fund. In their      comparable funds. The Board reviewed the     was comparable to the median expense
deliberations, the Board and the             performance of the Fund during the past      ratio of the funds advised by other
independent trustees did not identify any    one, three and five calendar years           advisors with investment strategies
particular factor that was controlling,      against the performance of funds advised     comparable to those of the Fund that the
and each trustee attributed different        by other advisors with investment            Board reviewed.
weights to the various factors.              strategies comparable to those of the
                                             Fund. The Board noted that the Fund's        o Breakpoints and economies of scale. The
   One of the responsibilities of the        performance for the three and five year      Board reviewed the structure of the
Senior Officer of the Fund, who is           periods was below the median performance     Fund's advisory fee under the Advisory
independent of AIM and AIM's affiliates,     of such comparable funds and above such      Agreement, noting that it includes three
is to manage the process by which the        median performance for the one year          breakpoints. The Board reviewed the level
Fund's proposed management fees are          period. Based on this review, the Board      of the Fund's advisory fees, and noted
negotiated to ensure that they are           concluded that no changes should be made     that such fees, as a percentage of the
negotiated in a manner which is at arm's     to the Fund and that it was not necessary    Fund's net assets, have decreased as net
length and reasonable. To that end, the      to change the Fund's portfolio management    assets increased because the Advisory
Senior Officer must either supervise a       team at this time.                           Agreement includes breakpoints. The Board
competitive bidding process or prepare an                                                 noted that, due to the Fund's current
independent written evaluation. The          o The performance of the Fund relative to    asset levels and the way in which the
Senior Officer has recommended an            indices. The Board reviewed the              advisory fee breakpoints have been
independent written evaluation in lieu of    performance of the Fund during the past      structured, the Fund has yet to fully
a competitive bidding process and, upon      one, three and five calendar years           benefit from the breakpoints. The Board
the direction of the Board, has prepared     against the performance of the Lipper        concluded that the Fund's fee levels
such an independent written evaluation.      General Municipal Debt Index. The Board      under the Advisory Agreement therefore
Such written evaluation also considered      noted that the Fund's performance in such    reflect economies of scale and that it
certain of the factors discussed below.      periods was comparable to the performance    was not necessary to change the advisory
In addition, as discussed below, the         of such Index. Based on this review, the     fee breakpoints in the Fund's advisory
Senior Officer made certain                  Board concluded that no changes should be    fee schedule.
recommendations to the Board in              made to the Fund and that it was not
connection with such written evaluation.     necessary to change the Fund's portfolio     o Investments in affiliated money market
                                             management team at this time.                funds. The Board also took into account
   The discussion below serves as a                                                       the fact that uninvested cash and cash
summary of the Senior Officer's              o Meeting with the Fund's portfolio          collateral from securities lending
independent written evaluation and           managers and investment personnel. With      arrangements (collectively, "cash
recommendations to the Board in              respect to the Fund, the Board is meeting    balances") of the Fund may be invested in
connection therewith, as well as a           periodically with such Fund's portfolio      money market funds advised by AIM
discussion of the material factors and       managers and/or other investment             pursuant to the terms of an SEC exemptive
the conclusions with respect thereto that    personnel and believes that such             order. The Board found that the Fund may
formed the basis for the Board's approval    individuals are competent and able to        realize certain benefits upon investing
of the Advisory Agreement. After             continue to carry out their                  cash balances in AIM advised money market
consideration of all of the factors below    responsibilities under the Advisory          funds, including a higher net return,
and based on its informed business           Agreement.                                   increased liquidity, increased
judgment, the Board determined that the                                                   diversification or decreased transaction
Advisory Agreement is in the best            o Overall performance of AIM. The Board      costs. The Board also found that the Fund
interests of the Fund and its                considered the overall performance of AIM    will not receive reduced services if it
shareholders and that the compensation to    in providing investment advisory and         invests its cash balances in such money
AIM under the Advisory Agreement is fair     portfolio administrative services to the     market funds. The Board noted that, to
and reasonable and would have been           Fund and concluded that such performance     the extent the Fund invests in affiliated
obtained through arm's length                was satisfactory.                            money market funds, AIM has voluntarily
negotiations.                                                                             agreed to waive a portion of the advisory
                                             o Fees relative to those of clients of       fees it receives from the Fund
o The nature and extent of the advisory      AIM with comparable investment               attributable to such investment. The
services to be provided by AIM. The Board    strategies. The Board noted that AIM does    Board further determined that the
reviewed the services to be provided by      not serve as an advisor to other mutual      proposed securities lending program and
AIM under the Advisory Agreement. Based      funds or other clients with investment       related procedures with respect to the
on such review, the Board concluded that     strategies comparable to those of the        lending Fund is in the best interests of
the range of services to be provided by      Fund.                                        the lending Fund and its respective
AIM under the Advisory Agreement was                                                      shareholders. The Board therefore
appropriate and that AIM currently is                                                     concluded that the
providing services in accordance with the
terms of the Advisory Agreement.

AIM MUNICIPAL BOND FUND


investment of cash collateral received in    o Benefits of soft dollars to AIM. The       o Other factors and current trends. In
connection with the securities lending       Board considered the benefits realized by    determining whether to continue the
program in the money market funds            AIM as a result of brokerage transactions    Advisory Agreement for the Fund, the
according to the procedures is in the        executed through "soft dollar"               Board considered the fact that AIM, along
best interests of the lending Fund and       arrangements. Under these arrangements,      with others in the mutual fund industry,
its respective shareholders.                 brokerage commissions paid by the Fund       is subject to regulatory inquiries and
                                             and/or other funds advised by AIM are        litigation related to a wide range of
o Independent written evaluation and         used to pay for research and execution       issues. The Board also considered the
recommendations of the Fund's Senior         services. This research is used by AIM in    governance and compliance reforms being
Officer. The Board noted that, upon their    making investment decisions for the Fund.    undertaken by AIM and its affiliates,
direction, the Senior Officer of the Fund    The Board concluded that such                including maintaining an internal
had prepared an independent written          arrangements were appropriate.               controls committee and retaining an
evaluation in order to assist the Board                                                   independent compliance consultant, and
in determining the reasonableness of the     o AIM's financial soundness in light of      the fact that AIM has undertaken to cause
proposed management fees of the AIM          the Fund's needs. The Board considered       the Fund to operate in accordance with
Funds, including the Fund. The Board         whether AIM is financially sound and has     certain governance policies and
noted that the Senior Officer's written      the resources necessary to perform its       practices. The Board concluded that these
evaluation had been relied upon by the       obligations under the Advisory Agreement,    actions indicated a good faith effort on
Board in this regard in lieu of a            and concluded that AIM has the financial     the part of AIM to adhere to the highest
competitive bidding process. In              resources necessary to fulfill its           ethical standards, and determined that
determining whether to continue the          obligations under the Advisory Agreement.    the current regulatory and litigation
Advisory Agreement for the Fund, the                                                      environment to which AIM is subject
Board considered the Senior Officer's        o Historical relationship between the        should not prevent the Board from
written evaluation and the recommendation    Fund and AIM. In determining whether to      continuing the Advisory Agreement for the
made by the Senior Officer to the Board      continue the Advisory Agreement for the      Fund.
that the Board consider implementing a       Fund, the Board also considered the prior
process to assist them in more closely       relationship between AIM and the Fund, as
monitoring the performance of the AIM        well as the Board's knowledge of AIM's
Funds. The Board concluded that it would     operations, and concluded that it was
be advisable to implement such a process     beneficial to maintain the current
as soon as reasonably practicable.           relationship, in part, because of such
                                             knowledge. The Board also reviewed the
o Profitability of AIM and its               general nature of the non-investment
affiliates. The Board reviewed               advisory services currently performed by
information concerning the profitability     AIM and its affiliates, such as
of AIM's (and its affiliates') investment    administrative, transfer agency and
advisory and other activities and its        distribution services, and the fees
financial condition. The Board considered    received by AIM and its affiliates for
the overall profitability of AIM, as well    performing such services. In addition to
as the profitability of AIM in connection    reviewing such services, the trustees
with managing the Fund. The Board noted      also considered the organizational
that AIM's operations remain profitable,     structure employed by AIM and its
although increased expenses in recent        affiliates to provide those services.
years have reduced AIM's profitability.      Based on the review of these and other
Based on the review of the profitability     factors, the Board concluded that AIM and
of AIM's and its affiliates' investment      its affiliates were qualified to continue
advisory and other activities and its        to provide non-investment advisory
financial condition, the Board concluded     services to the Fund, including
that the compensation to be paid by the      administrative, transfer agency and
Fund to AIM under its Advisory Agreement     distribution services, and that AIM and
was not excessive.                           its affiliates currently are providing
                                             satisfactory non-investment advisory
                                             services.

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-99.72%

ALABAMA-1.99%

Alabama (State of) Public School & College
  Authority; Capital Improvement Series 1999
  C RB
  5.75%, 07/01/17(b)                            AA     Aa3     $1,400     $  1,542,240
--------------------------------------------------------------------------------------
Birmingham (City of) Special Care Facilities
  Financing Authority (Children's Hospital of
  Alabama); Health Care Facility Series 2002
  RB
  5.38%, 06/01/23(b)(c)                        AAA     Aaa      1,500        1,610,955
--------------------------------------------------------------------------------------
Courtland (City of) Industrial Development
  Board (Champion International Corp.
  Project); Refunding Environmental
  Improvement Series 1996 RB
  6.40%, 11/01/26(b)(d)                         --    Baa2      2,315        2,424,523
--------------------------------------------------------------------------------------
Jefferson (County of); Prerefunded Capital
  Improvement Sewer Series 2001 A RB Wts.
  5.00%, 02/01/11(b)(e)(f)                     AAA     Aaa        775          842,704
--------------------------------------------------------------------------------------
Jefferson (County of); School Limited Tax
  Series 2000 GO Wts.
  5.50%, 02/15/20(b)(c)                        AAA     Aaa      1,250        1,348,512
--------------------------------------------------------------------------------------
Lauderdale (County of) & Florence (City of)
  Health Care Authority (Coffee Health
  Group); Series 2000 A RB
  6.00%, 07/01/29(b)(c)                        AAA     Aaa      1,000        1,113,830
--------------------------------------------------------------------------------------
University of Alabama; Series 2004 A RB
  5.00%, 07/01/29(b)(c)                        AAA     Aaa      1,000        1,053,600
======================================================================================
                                                                             9,936,364
======================================================================================

ALASKA-0.42%

Alaska (State of) Housing Finance Corp.
  (State Building Lease); Series 1999 RB
  5.75%, 04/01/17(b)(c)                        AAA     Aaa      2,000        2,116,860
======================================================================================

AMERICAN SAMOA-0.27%

American Samoa (Territory of); Refunding
  Unlimited Tax Series 2000 GO
  6.00%, 09/01/08(b)(c)                         A      --       1,280        1,359,488
======================================================================================

ARIZONA-0.23%

Phoenix (City of) Civic Improvement Corp.
  (Waste Water System); Jr. Lien 2000 RB
  5.70%, 07/01/08(b)(c)                        AAA     Aaa      1,055        1,132,585
======================================================================================

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------


ARKANSAS-0.32%

North Little Rock (City of) Health Facilities
  Board (Baptist Health); Health Care Series
  2001 RB
  5.70%, 07/01/22(b)                            A+     --      $  500     $    524,745
--------------------------------------------------------------------------------------
Van Buren (County of); Refunding &
  Construction Sales & Use Tax Series 2000 RB
  5.60%, 12/01/25(b)(c)                         --     Aaa      1,000        1,086,520
======================================================================================
                                                                             1,611,265
======================================================================================

CALIFORNIA-2.28%

ABAG Finance Authority for Non-Profit Corps.
  (Lincoln Glen Manor for Senior Citizens);
  Series 2000 COP (CEP-Cal-Mortgage)
  6.10%, 02/15/25(b)                            A      --       1,000        1,063,880
--------------------------------------------------------------------------------------
ABAG Finance Authority for Non-Profit Corps.
  (Lytton Gardens Inc.); Series 1999 COP
  (CEP-Cal-Mortgage)
  6.00%, 02/15/19(b)                            A      --       1,585        1,692,368
--------------------------------------------------------------------------------------
ABAG Finance Authority for Non-Profit Corps.
  (Odd Fellows Home of California); Series
  1999 COP (CEP-Cal-Mortgage) 6.00%,
  08/15/24(b)                                   A      --       1,000        1,056,140
--------------------------------------------------------------------------------------
Big Bear Lake (City of); Refunding Water
  Series 1996 RB
  6.00%, 04/01/22(b)(c)                        AAA     Aaa      2,000        2,387,500
--------------------------------------------------------------------------------------
California (State of) Department of Water
  Resources; Power Supply Series 2002 A RB
  5.38%, 05/01/22(b)                           BBB+    A2       1,000        1,085,080
--------------------------------------------------------------------------------------
California (State of) Educational Facilities
  Authority (Fresno Pacific University);
  Series 2000 A RB
  6.05%, 03/01/11(b)                            --    Baa3      1,350        1,478,304
--------------------------------------------------------------------------------------
Foothill/Eastern Corridor Agency (California
  Toll Road Project); Sr. Lien Series 1995 A
  RB
  6.00%, 01/01/10(b)(e)(f)                     AAA     Aaa        400          446,944
--------------------------------------------------------------------------------------
Los Angeles (County of); Series 2001 RB
  5.15%, 02/12/06 (Acquired 03/29/01; Cost
  $66,497)(b)(g)(h)(i)                          --     --          66           66,553
--------------------------------------------------------------------------------------
Montclair (City of) Financing Authority
  (Public Facilities Project); Lease Series
  2005 RB
  4.60%, 10/01/25(b)(c)                        AAA     --       1,250        1,265,787
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
CALIFORNIA-(CONTINUED)

Sacramento (City of) Financing Authority
  (Convention Center Hotel); Sr. Series 1999
  A RB
  6.25%, 01/01/30(b)(g)                         --     --      $  750     $    790,245
======================================================================================
                                                                            11,332,801
======================================================================================

COLORADO-2.99%

Aurora (City of); Public Improvement Series
  2000 COP
  5.50%, 12/01/30(b)(c)                        AAA     Aaa      3,330        3,602,194
--------------------------------------------------------------------------------------
Colorado (State of) E-470 Public Highway
  Authority; Sr. Series 2000 A RB
  5.75%, 09/01/35(b)(c)                        AAA     Aaa      1,000        1,117,100
--------------------------------------------------------------------------------------
Colorado (State of) Educational & Cultural
  Facilities Authority (Charter School-Peak
  to Peak Project); Refunding & Improvement
  Series 2004 RB (CEP-XL Capital Ltd.)
  5.25%, 08/15/24(b)                           AAA     Aaa      1,475        1,604,284
--------------------------------------------------------------------------------------
Colorado (State of) Health Facilities
  Authority (Exempla Inc.); Series 2002 A RB
  5.50%, 01/01/23(b)                            A-     A1       2,850        3,031,488
--------------------------------------------------------------------------------------
  5.63%, 01/01/33(b)                            A-     A1       2,000        2,104,340
--------------------------------------------------------------------------------------
Denver (City of) Health & Hospital Authority;
  Refunding Health Care Series 2004 A RB
  6.25%, 12/01/33(b)                           BBB    Baa3        750          809,857
--------------------------------------------------------------------------------------
Meridian Metropolitan District; Refunding &
  Improvement Unlimited Tax Series 2001 B GO
  5.00%, 12/01/25(b)(c)                         AA     --       1,000        1,029,980
--------------------------------------------------------------------------------------
Northwest Parkway Public Highway Authority;
  Sr. Series 2001 A RB
  5.25%, 06/15/41(b)(c)                        AAA     Aaa      1,000        1,061,410
--------------------------------------------------------------------------------------
University of Colorado; Hospital Authority
  Series 2001 A RB
  5.60%, 11/15/31(b)                            --     A3         500          521,985
======================================================================================
                                                                            14,882,638
======================================================================================

CONNECTICUT-3.24%

Connecticut (State of) (Bradley International
  Airport); Special Obligation Parking Series
  2000 A RB
  6.60%, 07/01/24(b)(c)(d)                      A      --       1,250        1,353,250
--------------------------------------------------------------------------------------
Connecticut (State of) (Transportation
  Infrastructure); Special Obligation Tax
  Series 1991 B RB
  6.50%, 10/01/10(b)                           AA-     A1         530          605,525
--------------------------------------------------------------------------------------
  6.50%, 10/01/12(b)                           AA-     A1       1,500        1,766,145
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

CONNECTICUT-(CONTINUED)

Connecticut (State of) Area Cooperative
  Educational Services (Staff
  Development/Administration Facilities);
  Unlimited Tax Series 1999 GO
  5.63%, 07/15/19(b)(c)                         A      --      $1,060     $  1,100,079
--------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (Bridgeport Hospital);
  Series 1992 A RB
  6.63%, 07/01/18(b)(c)                        AAA     Aaa        500          501,705
--------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (Loomis Chaffee
  School); Series 2001 D RB
  5.25%, 07/01/31(b)                            --     A2       1,000        1,071,460
--------------------------------------------------------------------------------------
Connecticut (State of) Health & Educational
  Facilities Authority (William W. Backus
  Hospital); Series 1997 D RB
  5.75%, 07/01/07(b)(e)(f)                     AAA     Aaa      1,000        1,064,160
--------------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Group Home Mortgage); Special
  Obligation Series 2000 GH-5 RB
  5.85%, 06/15/30(b)(c)                        AAA     Aaa        500          532,755
--------------------------------------------------------------------------------------
Connecticut (State of) Housing Finance
  Authority (Housing Mortgage Finance
  Program);
  Series 1996 C-1 RB 6.30%, 11/15/17(b)        AAA     Aaa      1,270        1,311,821
--------------------------------------------------------------------------------------
  Series 1996 C-2 RB
  6.25%, 11/15/18(b)                           AAA     Aaa        750          774,412
--------------------------------------------------------------------------------------
  Series 1996 G RB
  6.00%, 11/15/27(b)(d)                        AAA     Aaa      1,000        1,033,620
--------------------------------------------------------------------------------------
  Series 1998 C RB
  5.50%, 11/15/35(b)(d)                        AAA     Aaa      1,775        1,832,226
--------------------------------------------------------------------------------------
Manchester (City of) Eighth Utilities
  District; Unlimited Tax Series 1991 GO
  6.75%, 08/15/06(b)                            --     Aa3        180          187,133
--------------------------------------------------------------------------------------
Mansfield (City of); Unlimited Tax Series
  1990 GO
  6.00%, 06/15/07(b)                            --     Aa3        100          105,627
--------------------------------------------------------------------------------------
New Britain (City of); Unlimited Tax Series
  1992 GO
  6.00%, 02/01/11(b)(c)                        AAA     Aaa        400          452,792
--------------------------------------------------------------------------------------
North Canaan (City of); Unlimited Tax Series
  1991 GO
  6.50%, 01/15/10(b)                            --     A3         125          141,040
--------------------------------------------------------------------------------------
  6.50%, 01/15/11(b)                            --     A3         125          144,732
--------------------------------------------------------------------------------------
Somers (City of); Unlimited Tax Series 1990
  GO
  6.00%, 12/01/10(b)                            --     A1         190          213,976
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
CONNECTICUT-(CONTINUED)

University of Connecticut; Student Fee Series
  2000 A RB
  6.00%, 11/15/10(b)(e)(f)                     NRR     NRR     $1,325     $  1,508,910
--------------------------------------------------------------------------------------
Westbrook (City of); Unlimited Tax Series
  1992 GO
  6.40%, 03/15/10(b)(c)                        AAA     Aaa        380          431,266
======================================================================================
                                                                            16,132,634
======================================================================================

DELAWARE-0.06%

Delaware (State of) Economic Development
  Authority (Osteopathic Hospital
  Association); Series 1993 A RB
  6.75%, 01/01/13(b)(e)                        NRR     Aaa        250          291,292
======================================================================================

DISTRICT OF COLUMBIA-0.48%

District of Columbia (George Washington
  University); Series 2001 A RB
  5.13%, 09/15/31(b)(c)                        AAA     Aaa      1,000        1,041,180
--------------------------------------------------------------------------------------
District of Columbia (Gonzaga College High
  School); Series 1999 RB
  5.38%, 07/01/19(b)(c)                        AAA     Aaa      1,055        1,133,492
--------------------------------------------------------------------------------------
District of Columbia (Mandarin Oriental Hotel
  Project); Tax Increment Series 2002 TAN
  5.25%, 07/01/22(b)(c)                        AAA     Aaa        200          213,962
======================================================================================
                                                                             2,388,634
======================================================================================

FLORIDA-1.41%

Crossings at Fleming Island Community
  Development District; Refunding Special
  Assessment Series 2000 B RB
  5.80%, 05/01/16(b)(c)                        AAA     Aaa      1,000        1,113,730
--------------------------------------------------------------------------------------
Jacksonville (City of) Health Facilities
  Authority (Ascension Health Credit Group);
  Series 2002 A RB
  5.25%, 11/15/32(b)                            AA     Aa2      1,500        1,579,095
--------------------------------------------------------------------------------------
Miami-Dade (County of) (Miami International
  Airport); Aviation Series 2000 B RB
  5.75%, 10/01/29(b)(c)                        AAA     Aaa      2,000        2,210,440
--------------------------------------------------------------------------------------
Sunrise (City of) Utility System; Refunding
  Series 1998 RB
  5.00%, 10/01/28(b)(c)                        AAA     Aaa      1,000        1,081,250
--------------------------------------------------------------------------------------
University of Central Florida Athletics
  Association Inc.; Series 2005 A COP
  5.00%, 10/01/26(b)(c)                        AAA     Aaa      1,000        1,057,920
======================================================================================
                                                                             7,042,435
======================================================================================

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------


GEORGIA-0.43%

Gwinnett (County of) Water & Sewer Authority;
  Series 2002 RB
  5.25%, 08/01/24(b)                           AAA     Aaa     $2,000     $  2,162,620
======================================================================================

ILLINOIS-6.44%

Bellwood (City of); Unlimited Tax Series 2002
  GO
  5.25%, 12/01/25(b)(c)                         --     Aaa      1,000        1,073,410
--------------------------------------------------------------------------------------
Chicago (City of) (Cottage View Terrace
  Apartments); FHA/GNMA Collateralized
  Multi-Family Housing Series 2000 A RB
  (CEP-GNMA)
  6.13%, 02/20/42(b)(d)                        AAA     --       1,560        1,636,284
--------------------------------------------------------------------------------------
Chicago (City of); Project & Refunding
  Unlimited Tax
  Series 2000 C GO
  5.50%, 01/01/40(b)(c)                        AAA     Aaa      2,750        2,971,430
--------------------------------------------------------------------------------------
  Series 2001 A GO
  5.25%, 01/01/33(b)(c)                        AAA     Aaa      3,940        4,154,415
--------------------------------------------------------------------------------------
Chicago (City of); Special Transportation
  Series 2001 RB
  5.25%, 01/01/27(b)(e)(f)                     AAA     Aaa      1,000        1,076,410
--------------------------------------------------------------------------------------
Cook (County of); Capital Improvement
  Unlimited Tax Series 2004 B GO
  5.00%, 11/15/29(b)(c)                        AAA     Aaa      1,000        1,053,050
--------------------------------------------------------------------------------------
Freeport (City of); Sewer System Improvements
  Unlimited Tax Series 2000 GO
  6.00%, 12/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,137,170
--------------------------------------------------------------------------------------
Illinois (State of) Department of Central
  Management Services; Series 1999 COP
  5.85%, 07/01/19(b)(c)                        AAA     Aaa      1,750        1,924,195
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Adventist Health Systems
  Project); Series 1997 A RB
  6.00%, 11/15/11(b)(c)                        AAA     Aaa      2,500        2,819,750
--------------------------------------------------------------------------------------
Illinois (State of) Development Finance
  Authority (Catholic Charities Housing
  Development); Series 1995 RB
  6.35%, 01/01/25(b)(g)                         --     --       1,500        1,505,565
--------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Northwestern University);
  Adjustable Rate Medium Term Series 1997 RB
  5.25%, 11/01/14(b)(f)                        AA+     Aa1      1,000        1,101,430
--------------------------------------------------------------------------------------
Illinois (State of) Educational Facilities
  Authority (Robert Morris College); Series
  2000 RB
  5.75%, 06/01/20(b)(c)                         --     Aaa      1,305        1,378,706
--------------------------------------------------------------------------------------
  5.80%, 06/01/30(b)(c)                         --     Aaa      1,000        1,040,920
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
ILLINOIS-(CONTINUED)

Illinois (State of) Health Facilities
  Authority (Blessing Hospital); Series 1999
  A RB
  6.00%, 11/15/19(b)(c)                        AAA     Aaa     $1,000     $  1,105,280
--------------------------------------------------------------------------------------
Illinois (State of) Health Facilities
  Authority (Evangelical Hospital Corp.);
  Refunding Series 1992 A RB
  6.25%, 04/15/22(b)(e)                        NRR     Aaa      1,000        1,202,210
--------------------------------------------------------------------------------------
  Series 1992 C RB
  6.25%, 04/15/22(b)(e)                        NRR     NRR      1,150        1,382,541
--------------------------------------------------------------------------------------
Illinois (State of) Toll Highway Authority;
  Sr. Priority Toll Highway Series 2005 A RB
  5.00%, 01/01/22(b)(c)                        AAA     Aaa      1,250        1,334,525
--------------------------------------------------------------------------------------
Metropolitan Pier & Exposition Authority
  (McCormick Place Expansion); Capital
  Appreciation Dedicated State Tax Series
  2002 A RB
  6.69%, 06/15/30(b)(c)(j)                     AAA     Aaa      1,000          305,200
--------------------------------------------------------------------------------------
  Dedicated State Tax Series 2002 A RB
  5.25%, 06/15/42(b)(c)                        AAA     Aaa      1,000        1,060,730
--------------------------------------------------------------------------------------
Tazewell (County of) Community High School
  District No. 303 (Pekin);
  Prerefunded Unlimited Tax
  Series 1996 GO
  5.63%, 01/01/07(b)(e)(f)                     AAA     Aaa      1,275        1,324,457
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1996 GO
  5.63%, 01/01/14(b)(c)                        AAA     Aaa        160          165,397
--------------------------------------------------------------------------------------
Will (County of) School District No. 122 (New
  Lenox);
  Prerefunded Unlimited Tax Series 2000 A GO
  6.50%, 11/01/10(b)(e)(f)                     NRR     Aaa        510          588,234
--------------------------------------------------------------------------------------
  Prerefunded Unlimited Tax Series 2000 A GO
  6.50%, 11/01/10(b)(e)(f)                     NRR     Aaa         80           92,272
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 2000 A GO
  6.50%, 11/01/14(b)(c)                         --     Aaa        575          662,308
======================================================================================
                                                                            32,095,889
======================================================================================

INDIANA-5.12%

East Allen (County of) Multi-School Building
  Corp.; First Mortgage Series 2000 RB
  5.75%, 01/15/10(b)(e)(f)                     AAA     Aaa        735          811,190
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

INDIANA-(CONTINUED)

Hancock (County of) & Mount Vernon (City of)
  Multi-School Building Corp.; First Mortgage
  Series 2001 RB (CEP-State Aid Withholding)
  5.45%, 07/15/11(b)(e)(f)                     NRR     NRR     $1,000     $  1,110,710
--------------------------------------------------------------------------------------
Indiana (State of) Bond Bank; Special Program
  Series 2000 A RB
  5.90%, 02/01/14(b)(c)                        AAA     Aaa      1,000        1,112,420
--------------------------------------------------------------------------------------
Indiana (State of) Transportation Finance
  Authority;
  Prerefunded Highway Series 2000 RB
  5.38%, 12/01/10(b)(e)(f)                     NRR     NRR        435          477,856
--------------------------------------------------------------------------------------
  Unrefunded Highway Series 2000 RB
  5.38%, 12/01/25(b)                           AA-     Aa2      1,565        1,688,259
--------------------------------------------------------------------------------------
Indianapolis (City of) Local Public
  Improvement Bond Bank (Waterworks Project);
  Series 2002 A RB
  5.25%, 07/01/33(b)(c)                        AAA     Aaa      1,000        1,056,240
--------------------------------------------------------------------------------------
Lafayette (City of); Sewer Series 2002 RB
  5.15%, 07/01/24(b)(c)                        AAA     Aaa      1,000        1,070,150
--------------------------------------------------------------------------------------
Northern Wells (City of) Community School
  Building Corp.; First Mortgage Series 2002
  RB
  5.40%, 07/15/23(b)(c)                        AAA     Aaa        500          540,210
--------------------------------------------------------------------------------------
Petersburg (City of) (Indiana Power & Light
  Co.); Refunding Series 1991 PCR
  5.75%, 08/01/21(b)                           BBB-   Baa2      4,000        4,217,480
--------------------------------------------------------------------------------------
Petersburg (City of) Pollution Control
  (Indiana Power & Lighting Co.); Refunding
  Series 1993 B PCR
  5.40%, 08/01/17(b)(c)                        AAA     Aaa      9,850       11,244,563
--------------------------------------------------------------------------------------
St. Joseph (County of) Hospital Authority
  (Memorial Health System); Health System
  Series 2000 RB
  5.63%, 08/15/33(b)(c)                        AAA     Aaa      1,000        1,073,260
--------------------------------------------------------------------------------------
Wa-Nee Middle School Building Corp.; First
  Mortgage Unlimited Tax Series 2001 GO
  5.50%, 01/15/20(b)(c)                        AAA     Aaa      1,000        1,088,640
======================================================================================
                                                                            25,490,978
======================================================================================


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

KANSAS-0.36%

Overland Park (City of) Development Corp.
  (First Tier- Overland Park Project); Series
  2001 A RB
  7.38%, 01/01/32(b)(g)                         --     --      $1,635     $  1,793,072
======================================================================================

KENTUCKY-0.09%

Jefferson (County of) (Beverly Enterprises
  Project); Refunding Health Facilities
  Series 1999 RB
  5.88%, 05/01/08(b)(g)                         --     --         460          460,198
======================================================================================

LOUISIANA-6.86%

Jefferson (City of) Sales Tax District;
  Special Sales Tax Series 2005 RB
  5.00%, 12/01/21(b)(c)                        AAA     Aaa      1,240        1,333,124
--------------------------------------------------------------------------------------
Lafayette (City of); Public Improvement Sales
  Tax Series 2000 A RB
  5.50%, 03/01/23(b)(c)                        AAA     Aaa      2,360        2,554,771
--------------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority (Parking Facilities
  Corp. Garage Project); Series 2001 A RB
  5.20%, 10/01/20(b)(c)                        AAA     Aaa      1,760        1,877,198
--------------------------------------------------------------------------------------
Louisiana (State of) Local Government
  Environmental Facilities & Community
  Development Authority; Capital Projects &
  Equipment Acquisitions Series 2000 A RB
  6.30%, 07/01/30(b)(c)                        AAA     Aaa      4,000        4,339,440
--------------------------------------------------------------------------------------
  6.55%, 09/01/25(b)(c)                         A      --      12,040       13,901,866
--------------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Ochsner Clinic Foundation
  Project); Series 2002 B RB
  5.50%, 05/15/32(b)                            --     A3       1,000        1,048,910
--------------------------------------------------------------------------------------
Louisiana (State of) Public Facilities
  Authority (Tulane University); Series 1996
  RB
  6.00%, 10/01/06(b)(e)(f)                     AAA     Aaa      2,500        2,641,450
--------------------------------------------------------------------------------------
  Series 2002 A RB
  5.13%, 07/01/27(b)(c)                        AAA     Aaa      2,100        2,212,812
--------------------------------------------------------------------------------------
Ouachita (Parish of) Hospital Service
  District No. 1 (Glenwood Regional Medical
  Center); Refunding Hospital Series 1996 RB
  5.70%, 05/15/16(b)(c)                        AAA     Aaa      1,000        1,092,380
--------------------------------------------------------------------------------------
St. John Baptist (Parish of) Sales Tax
  District; Series 1987 RB
  7.60%, 01/01/08(b)(e)                        NRR     NRR        500          553,025
--------------------------------------------------------------------------------------
  7.60%, 01/01/09(b)(e)                        NRR     NRR        500          570,495
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

LOUISIANA-(CONTINUED)

Tangipahoa (Parish of) Hospital Service
  District No. 1 (North Oaks Medical Center
  Project); Refunding Hospital Series 2003 A
  RB
  5.00%, 02/01/25(b)                            A      --      $1,000     $  1,028,940
--------------------------------------------------------------------------------------
  5.00%, 02/01/30(b)                            A      --       1,000        1,003,000
======================================================================================
                                                                            34,157,411
======================================================================================

MAINE-0.27%

Maine (State of) Housing Authority; Mortgage
  Series 1999 E-1 RB
  5.85%, 11/15/20(b)                           AA+     Aa1      1,305        1,352,776
======================================================================================

MARYLAND-0.21%

Maryland (State of) Health & Higher
  Educational Facilities Authority
  (University of Maryland Medical System);
  Series 2001 RB
  5.25%, 07/01/28(b)                            A      A3       1,000        1,037,460
======================================================================================

MASSACHUSETTS-3.22%

Boston (City of) Water & Sewer Commission;
  Sr. Series 1993 A RB
  5.25%, 11/01/19(b)(c)                        AAA     Aaa      5,385        6,103,951
--------------------------------------------------------------------------------------
Massachusetts (State of) Bay Transportation
  Authority; Sr. Sales Tax Series 2002 A RB
  5.00%, 07/01/32(b)                           AAA     Aa2      1,500        1,562,145
--------------------------------------------------------------------------------------
Massachusetts (State of) Development Finance
  Agency (Boston University);
  Series 1999 P RB
  6.00%, 05/15/59(b)                           BBB+    A3       4,500        5,384,430
--------------------------------------------------------------------------------------
Massachusetts (State of) Development Finance
  Agency (College Issue); Series 2003 B RB
  (CEP-XL Capital Ltd.)
  5.25%, 07/01/33(b)                           AAA     Aaa      1,000        1,070,710
--------------------------------------------------------------------------------------
Massachusetts (State of) School Building
  Authority; Dedicated Sales Tax Series 2005
  A RB
  5.00%, 08/15/25(b)(c)                        AAA     Aaa      1,000        1,063,250
--------------------------------------------------------------------------------------
Massachusetts (State of); Consumer Lien
  Limited Tax Series 2000 A GO
  5.75%, 02/01/09(b)                            AA     Aa2        785          850,681
======================================================================================
                                                                            16,035,167
======================================================================================

MICHIGAN-6.26%

Allegan (City of) Public School District
  Unlimited Tax Series 2000 GO
  5.75%, 05/01/10(b)(e)(f)                     AAA     Aaa        500          554,985
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
MICHIGAN-(CONTINUED)

Almont (City of) Community Schools; Refunding
  School Building & Site Unlimited Tax Series
  2002 GO
  5.00%, 05/01/27(b)                           AA+     Aa2     $1,000     $  1,047,550
--------------------------------------------------------------------------------------
Bullock Creek School District; Unlimited Tax
  Series 2000 GO
  5.50%, 05/01/10(b)(e)(f)                     NRR     NRR      1,000        1,096,750
--------------------------------------------------------------------------------------
Caledonia (City of) Community Schools;
  Unlimited Tax Series 2000 GO
  5.50%, 05/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,096,750
--------------------------------------------------------------------------------------
Chippewa Valley Schools; Refunding Unlimited
  Tax Series 2002 GO
  5.13%, 05/01/27(b)                            AA     Aa2      1,000        1,056,780
--------------------------------------------------------------------------------------
Detroit (City of) Water Supply System;
  Prerefunded Sr. Lien Series 2001 A RB
  5.25%, 07/01/11(b)(e)(f)                     AAA     Aaa      1,655        1,819,524
--------------------------------------------------------------------------------------
  Sr. Lien Series 2001 A RB
  5.00%, 07/01/30(b)(c)                        AAA     Aaa      5,000        5,172,900
--------------------------------------------------------------------------------------
  Unrefunded Sr. Lien Series 2001 A RB
  5.25%, 07/01/33(b)(c)                        AAA     Aaa      1,845        1,955,313
--------------------------------------------------------------------------------------
Detroit (City of); Capital Improvement
  Limited Tax Series 2005 A-2 GO
  5.00%, 04/01/23(b)(c)                        AAA     Aaa      1,040        1,115,306
--------------------------------------------------------------------------------------
Jackson (City of) Brownfield Redevelopment
  Authority; Tax Increment Series 2002 TAN
  5.13%, 06/01/24(b)(c)                        AAA     Aaa      1,000        1,064,120
--------------------------------------------------------------------------------------
Lake Orion (City of) Community School
  District; Unlimited Tax Series 2000 A GO
  6.00%, 05/01/10(b)(e)(f)                     AAA     Aaa        500          558,110
--------------------------------------------------------------------------------------
Lincoln Park (City of) School District;
  Unlimited Tax Series 1996 GO
  6.00%, 05/01/06(b)(e)(f)                     AAA     Aaa      1,210        1,251,394
--------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Ascension Health Credit); Series
  1999 A RB
  5.50%, 11/15/07(b)(c)                        AAA     Aaa      3,000        3,164,190
--------------------------------------------------------------------------------------
Michigan (State of) Hospital Finance
  Authority (Marquette General Hospital
  Obligation Group); Series 2005 A RB
  5.00%, 05/15/34(b)                            --    Baa1        860          864,567
--------------------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (Drinking Water Revolving Fund); Series
  2000 RB
  5.50%, 10/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,113,530
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

MICHIGAN-(CONTINUED)

Michigan (State of) Public Power Agency
  (Combustion Turbine No. 1 Project); Series
  2001 A RB
  5.25%, 01/01/24(b)(c)                        AAA     Aaa     $2,500     $  2,682,400
--------------------------------------------------------------------------------------
Newaygo (City of) Public Schools; Unlimited
  Tax Series 2000 GO
  5.50%, 05/01/10(b)(e)(f)                     NRR     NRR      1,000        1,099,060
--------------------------------------------------------------------------------------
Ypsilanti (City of) School District;
  Refunding Unlimited Tax Series 1996 GO
  5.75%, 05/01/07(b)(e)(f)                     AAA     Aaa      2,100        2,204,643
--------------------------------------------------------------------------------------
  5.75%, 05/01/07(b)(e)(f)                     AAA     Aaa      2,175        2,283,380
======================================================================================
                                                                            31,201,252
======================================================================================

MINNESOTA-0.23%

Minneapolis (City of); Parking Ramp Unlimited
  Tax Series 2000 A GO
  5.90%, 12/01/20(b)                           AAA     Aa1      1,000        1,125,500
======================================================================================

MISSISSIPPI-1.22%

Mississippi (State of) Higher Education
  Assistance Corp.; Sub-Series 1994 C RB
  (CEP-Gtd. Student Loans)
  7.50%, 09/01/09(b)(d)                         --     A2       5,000        5,012,650
--------------------------------------------------------------------------------------
Mississippi (State of) Hospital Equipment &
  Facilities Authority (Forrest County
  General Hospital Project); Series 2000 RB
  5.50%, 01/01/27(b)(c)                         --     Aaa      1,000        1,075,310
======================================================================================
                                                                             6,087,960
======================================================================================

MISSOURI-1.11%

Missouri (State of) Environmental Improvement
  & Energy Resources Authority (State
  Revolving Fund); Unrefunded Water Series
  1995 C PCR
  5.85%, 01/01/10(b)                            --     Aaa        270          273,518
--------------------------------------------------------------------------------------
Missouri (State of) Health & Educational
  Facilities Authority (Washington University
  Project); Educational Facilities Series
  2001 A RB
  5.13%, 06/15/41(b)                           AAA     Aa1      4,000        4,181,960
--------------------------------------------------------------------------------------
Missouri (State of) Housing Development
  Commission; Multi-Family Housing Series
  2001 II RB (CEP-FHA)
  5.38%, 12/01/18(b)                            AA     --         510          536,168
--------------------------------------------------------------------------------------
Nixa (City of) Electric System; Series 2005
  RB (CEP-XL Capital Ltd.)
  5.00%, 04/01/25(b)                           AAA     Aaa        500          519,305
======================================================================================
                                                                             5,510,951
======================================================================================


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

NEBRASKA-0.22%

Omaha (City of) Public Power District;
  Electric Series 2002 A RB
  5.20%, 02/01/10(b)(e)(f)                     NRR     NRR     $1,000     $  1,081,800
======================================================================================

NEVADA-3.75%

Boulder City (City of) (Boulder City Hospital
  Inc. Project); Refunding Hospital Series
  1998 RB
  5.85%, 01/01/22(b)(g)                         --     --         500          500,935
--------------------------------------------------------------------------------------
Clark (County of) (Nevada Power Co. Project);
  Refunding Series 1992 C IDR
  7.20%, 10/01/22(b)                           BB+     Ba2      1,500        1,524,150
--------------------------------------------------------------------------------------
Clark (County of) Bond Bank; Limited Tax
  Series 2001 GO
  5.00%, 06/01/31(b)(c)                        AAA     Aaa      5,000        5,173,250
--------------------------------------------------------------------------------------
Clark (County of); Airport Sub.-Lien Series
  2001 B RB
  5.13%, 07/01/21(b)(c)                        AAA     Aaa      2,250        2,384,437
--------------------------------------------------------------------------------------
  5.25%, 07/01/34(b)(c)                        AAA     Aaa      1,500        1,577,625
--------------------------------------------------------------------------------------
  Series 2004 A-2 RB
  5.13%, 07/01/25(b)(c)                        AAA     Aaa      1,000        1,061,260
--------------------------------------------------------------------------------------
  5.13%, 07/01/27(b)(c)                        AAA     Aaa      1,000        1,058,220
--------------------------------------------------------------------------------------
Humboldt (County of) (Sierra Pacific
  Project); Refunding Series 1987 PCR
  6.55%, 10/01/13(b)(c)                        AAA     Aaa      3,000        3,054,570
--------------------------------------------------------------------------------------
Reno (City of) Redevelopment Agency;
  Refunding Sub-Series 1995 A TAN
  6.00%, 06/01/10(b)                            --    Baa3      1,185        1,189,479
--------------------------------------------------------------------------------------
Truckee Meadows Water Authority; Water Series
  2001 A RB
  5.13%, 07/01/30(b)(c)                        AAA     Aaa      1,100        1,152,734
======================================================================================
                                                                            18,676,660
======================================================================================

NEW JERSEY-2.14%

New Jersey (State of) Economic Development
  Authority (Continental Airlines, Inc.
  Project); Special Facility Series 1999 RB
  6.25%, 09/15/29(b)(d)                         B     Caa2      2,000        1,831,660
--------------------------------------------------------------------------------------
  6.40%, 09/15/23(b)(d)                         B     Caa2      1,000          941,250
--------------------------------------------------------------------------------------
  Series 2000 RB
  7.00%, 11/15/30(b)(d)                         B     Caa2      4,000        3,954,120
--------------------------------------------------------------------------------------
New Jersey (State of) Health Care Facilities
  Financing Authority (St. Peters University
  Hospital); Series 2000 A RB
  6.88%, 07/01/20(b)                           BBB+   Baa1        500          553,635
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

NEW JERSEY-(CONTINUED)

New Jersey (State of) Tobacco Settlement
  Financing Corp.; Asset-Backed Series 2002
  RB
  5.38%, 06/01/18(b)                           BBB    Baa3     $1,500     $  1,558,455
--------------------------------------------------------------------------------------
New Jersey (State of) Transportation Trust
  Fund Authority (Transportation System);
  Series 1999 A RB
  5.50%, 06/15/10(b)                           AA-     A1       1,670        1,815,073
======================================================================================
                                                                            10,654,193
======================================================================================

NEW MEXICO-0.30%

Rio Rancho (City of); Gross Receipts Tax
  Improvement Series 2005 RB
  5.00%, 06/01/22(b)(c)                        AAA     Aaa      1,405        1,502,844
======================================================================================

NEW YORK-5.33%

Metropolitan Transportation Authority
  (Dedicated Tax Fund); Series 2000 A RB
  5.88%, 04/01/10(b)(e)(f)                     AAA     Aaa      1,500        1,673,775
--------------------------------------------------------------------------------------
Metropolitan Transportation Authority
  (Service Contract); Refunding Series 2002 A
  RB
  5.13%, 01/01/29(b)                           AA-     A2       1,000        1,057,410
--------------------------------------------------------------------------------------
New York & New Jersey (States of) Port
  Authority (Consolidated Ninety-Third);
  Series 1994 RB
  6.13%, 06/01/94(b)                           AA-     A1       5,250        6,317,745
--------------------------------------------------------------------------------------
New York (City of) Municipal Water Finance
  Authority; Prerefunded Water & Sewer System
  Series 1996 A RB
  5.50%, 06/15/06(b)(e)(f)                     AAA     Aaa        705          728,843
--------------------------------------------------------------------------------------
  Prerefunded Water & Sewer System Series
  2000 B RB
  6.00%, 06/15/10(b)(e)(f)                     NRR     NRR        935        1,059,187
--------------------------------------------------------------------------------------
  Unrefunded Water & Sewer System Series 2000
  B RB
  6.00%, 06/15/33(b)                           AA+     Aa2        565          635,416
--------------------------------------------------------------------------------------
  Unrefunded Water & Sewer System Series 1996
  A RB
  5.50%, 06/15/24(b)(c)                        AAA     Aaa        295          304,357
--------------------------------------------------------------------------------------
  Water & Sewer System Series 1997 B RB
  5.75%, 06/15/07(b)(e)(f)                     NRR     NRR      3,850        4,090,856
--------------------------------------------------------------------------------------
New York (City of) Triborough Bridge & Tunnel
  Authority;
  General Purpose
  Series 1992 Y RB
  5.50%, 01/01/17(b)(e)                        AAA     NRR      2,900        3,322,240
--------------------------------------------------------------------------------------
  General Purpose Series 1993 B RB
  5.00%, 01/01/20(b)(e)(f)                     AAA     NRR      1,935        2,143,148
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
NEW YORK-(CONTINUED)

New York (City of); Prerefunded Unlimited Tax
  Series 1996 A GO
  6.25%, 08/01/06(b)(e)(f)                     NRR     NRR     $3,035     $  3,183,715
--------------------------------------------------------------------------------------
New York (State of) Dormitory Authority
  (State University Educational Facilities);
  Series 1995 A RB
  6.50%, 05/15/06(b)                           AA-     A2       1,000        1,028,490
--------------------------------------------------------------------------------------
New York (State of) Environmental Facilities
  Corp. (State Water Revolving Project);
  Unrefunded Series 1991 E PCR
  6.88%, 06/15/10(b)                           AAA     Aaa      1,000        1,004,300
======================================================================================
                                                                            26,549,482
======================================================================================

NORTH CAROLINA-1.06%

North Carolina (State of) Eastern Municipal
  Power Agency; Power System Series 1993 A RB
  6.13%, 01/01/10(b)(e)                        AAA     Aaa      1,500        1,677,150
--------------------------------------------------------------------------------------
North Carolina (State of) Housing Finance
  Agency; Single Family Series 1996 II RB
  (CEP-FHA)
  6.20%, 03/01/16(b)                            AA     Aa2        260          266,825
--------------------------------------------------------------------------------------
North Carolina (State of) Municipal Power
  Agency (No. 1 Catawba Electric Project);
  Refunding Series 1990 RB
  6.50%, 01/01/10(b)(e)(f)                     AAA     NRR        260          294,684
--------------------------------------------------------------------------------------
  Refunding Series 1992 RB
  7.25%, 01/01/07(b)                           BBB+    A3       2,890        3,044,788
======================================================================================
                                                                             5,283,447
======================================================================================

NORTH DAKOTA-0.28%

North Dakota (State of) Water Commission
  (Water Development & Management Program);
  Series 2005 B RB
  5.00%, 08/01/22(b)(c)                        AAA     Aaa      1,290        1,386,608
======================================================================================

OHIO-2.93%

Cleveland (City of) Waterworks; Refunding
  First Mortgage Series 1993 G RB
  5.50%, 01/01/21(b)(c)                        AAA     Aaa      3,300        3,798,696
--------------------------------------------------------------------------------------
Cuyahoga (County of); Refunding Series 2003 A
  RB
  5.50%, 01/01/29(b)                            A+     Aa3      2,000        2,137,300
--------------------------------------------------------------------------------------
Fairfield (City of) School District;
  Unlimited Tax Series 1995 GO
  6.10%, 12/01/05(b)(e)(f)                     AAA     Aaa      1,000        1,011,620
--------------------------------------------------------------------------------------
Findlay (City of); Limited Tax Series 1996 GO
  5.88%, 07/01/06(b)(e)(f)                     NRR     NRR      1,000        1,047,220
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

OHIO-(CONTINUED)

Greater Cleveland Regional Transportation
  Authority; Refunding Capital Improvement
  Limited Tax Series 2004 GO
  5.00%, 12/01/23(b)(c)                         --     Aaa     $1,220     $  1,307,267
--------------------------------------------------------------------------------------
Montgomery (County of) (Grandview Hospital &
  Medical Center); Refunding Hospital Series
  1997 RB
  5.50%, 12/01/09(b)(e)(f)                     NRR     NRR      1,000        1,088,000
--------------------------------------------------------------------------------------
Ohio (State of) Department of Transportation
  (Panhandle Rail Line Project); Series 1992
  COP
  6.50%, 04/15/12(b)(c)                        AAA     Aaa        855          859,916
--------------------------------------------------------------------------------------
Plain (City of) Local School District;
  Prerefunded Unlimited Tax Series 2000 GO
  6.00%, 06/01/11(b)(e)(f)                     NRR     Aaa        410          467,999
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 2000 GO
  6.00%, 12/01/25(b)(c)                         --     Aaa         90          101,662
--------------------------------------------------------------------------------------
Stark (County of) Lake Ohio Local School
  District; Unlimited Tax Series 2000 GO
  5.75%, 12/01/10(b)(e)(f)                     AAA     Aaa      2,500        2,798,175
======================================================================================
                                                                            14,617,855
======================================================================================

OKLAHOMA-2.26%

Jenks (City of) Aquarium Authority; First
  Mortgage Series 2000 RB
  6.00%, 07/01/10(b)(e)(f)                     NRR     Aaa        800          905,144
--------------------------------------------------------------------------------------
Mustang (City of) Improvement Authority;
  Utility Series 1999 RB
  5.70%, 10/01/19(b)(c)                         --     Aaa      1,500        1,657,575
--------------------------------------------------------------------------------------
Oklahoma (State of) Development Finance
  Authority (St. John Health System);
  Refunding Series 1999 RB
  5.75%, 02/15/18(b)                            AA     Aa3        675          733,846
--------------------------------------------------------------------------------------
  5.75%, 02/15/25(b)                            AA     Aa3      1,750        1,878,940
--------------------------------------------------------------------------------------
Oklahoma City (City of) Airport Trust; Jr.
  27th Lien Series 2000 A RB
  5.13%, 07/01/20(b)(c)                        AAA     Aaa      2,575        2,715,827
--------------------------------------------------------------------------------------
Tulsa (City of) Industrial Authority (St.
  John's Medical Center Project); Hospital
  Series 1994 RB
  6.25%, 02/15/06(b)(e)(f)                     NRR     NRR      2,000        2,037,740
--------------------------------------------------------------------------------------
Tulsa (City of) Public Facilities Authority;
  Capital Improvement Series 1988 B RB
  6.00%, 03/01/08(b)                            AA     --       1,305        1,308,641
======================================================================================
                                                                            11,237,713
======================================================================================


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

OREGON-0.60%

Clackamas (County of) School District No. 7J
  (Lake Oswego); Refunding Unlimited Tax
  Series 2005 GO
  5.25%, 06/01/23(b)(c)                         --     Aaa     $1,920     $  2,202,490
--------------------------------------------------------------------------------------
Cow Creek Band Umpqua Tribe of Indians;
  Series 1998 B RB
  5.10%, 07/01/12 (Acquired 08/18/98; Cost
  $797,976)(b)(c)(h)                           AAA     Aaa        800          810,144
======================================================================================
                                                                             3,012,634
======================================================================================

PENNSYLVANIA-1.39%

Allegheny (County of) Higher Education
  Building Authority (Carnegie Mellon
  University); University Series 2002 RB
  5.25%, 03/01/32(b)                           AA-     --       1,500        1,597,635
--------------------------------------------------------------------------------------
Allegheny (County of) Port Authority; Special
  Transportation Series 1999 RB
  6.13%, 03/01/09(b)(e)(f)                     AAA     Aaa      1,000        1,110,980
--------------------------------------------------------------------------------------
Clarion (County of) Industrial Development
  Authority (Beverly Enterprises Inc.
  Project); Refunding Series 2001 IDR
  7.38%, 12/01/08 (Acquired 02/22/01; Cost
  $1,255,000)(b)(g)(h)                          --     --       1,255        1,274,201
--------------------------------------------------------------------------------------
Pennsylvania (State of) Economic Development
  Financing Authority (Colver Project);
  Resource Recovery Series 1994 D RB
  7.05%, 12/01/10(b)(d)(g)                      --     --       2,900        2,961,422
======================================================================================
                                                                             6,944,238
======================================================================================

PUERTO RICO-0.22%

Children's Trust Fund; Tobacco Settlement
  Series 2000 RB
  6.00%, 07/01/10(b)(e)(f)                     AAA     NRR      1,000        1,120,490
======================================================================================

RHODE ISLAND-0.49%

Narragansett (City of) Bay Commission;
  Wastewater System Series 2005 A RB
  5.00%, 08/01/27(b)(c)                        AAA     Aaa      1,000        1,061,390
--------------------------------------------------------------------------------------
Providence (City of) Public Building
  Authority; Series 2000 A RB
  5.75%, 12/15/16(b)(c)                        AAA     Aaa      1,210        1,359,725
======================================================================================
                                                                             2,421,115
======================================================================================

SOUTH CAROLINA-1.90%

Myrtle Beach (City of); Hospitality Fee
  Series 2004 A RB
  5.38%, 06/01/24(b)(c)                        AAA     Aaa      1,150        1,268,369
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

SOUTH CAROLINA-(CONTINUED)

South Carolina (State of) Jobs Economic
  Development Authority (Bon Secours-St.
  Francis Medical Center Inc.); Economic
  Development Series 2002 A RB
  5.50%, 11/15/23(b)                            A-     A3      $2,000     $  2,091,300
--------------------------------------------------------------------------------------
South Carolina (State of) Jobs Economic
  Development Authority (Palmetto Health
  Alliance);
  Hospital Facilities Improvement Series 2000
  A RB
  7.13%, 12/15/10(b)(e)(f)                     NRR     NRR      1,000        1,193,050
--------------------------------------------------------------------------------------
  Refunding Hospital Facilities Series 2003 A
  RB
  6.13%, 08/01/23(b)                           BBB+   Baa1      1,500        1,635,870
--------------------------------------------------------------------------------------
  Refunding Hospital Facilities Series 2003 A
  RB
  6.25%, 08/01/31(b)                           BBB+   Baa1      1,000        1,093,250
--------------------------------------------------------------------------------------
South Carolina (State of) Transportation
  Infrastructure Bank; Series 2001 A RB
  5.00%, 10/01/11(b)(e)(f)                     NRR     Aaa      1,000        1,089,380
--------------------------------------------------------------------------------------
Tobacco Settlement Revenue Management
  Authority; Tobacco Settlement Series 2001 B
  RB
  6.38%, 05/15/28(b)                           BBB    Baa3      1,000        1,070,540
======================================================================================
                                                                             9,441,759
======================================================================================

SOUTH DAKOTA-1.05%

Aberdeen (City of) School District No. 6-1;
  Unlimited Tax Series 2000 GO
  5.45%, 01/01/26(b)(c)                        AAA     Aaa      3,940        4,235,185
--------------------------------------------------------------------------------------
South Dakota (State of) Building Authority;
  Refunding Series 2005 C RB
  4.50%, 09/01/29(b)(c)                        AAA     Aaa        475          469,476
--------------------------------------------------------------------------------------
South Dakota (State of) Health & Educational
  Facilities Authority (Sioux Valley
  Hospitals & Health System); Series 2004 A
  RB
  5.25%, 11/01/34(b)                            A+     A1         500          519,250
======================================================================================
                                                                             5,223,911
======================================================================================

TENNESSEE-0.68%

Clarksville (City of) Public Building
  Authority (Tennessee Municipal Bond Fund);
  Pooled Financing VRD Series 1999 RB
  (LOC-Bank of America, N.A.)
  2.34%, 06/01/29 (Acquired 07/29/05; Cost
  $695,000)(h)(k)(l)(m)                         --   VMIG-1       695          695,000
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
TENNESSEE-(CONTINUED)

Franklin (City of) Industrial Development
  Board (Landings Apartment Project);
  Refunding Multi-Family Housing Series 1996
  A RB
  5.75%, 04/01/10(b)(c)                        AAA     Aaa     $  550     $    570,592
--------------------------------------------------------------------------------------
Robertson & Sumner (Counties of) White House
  Utility District; Water & Sewer Series 2000
  RB
  6.00%, 01/01/10(b)(e)(f)                     NRR     Aaa      1,000        1,113,000
--------------------------------------------------------------------------------------
Shelby (County of) Health, Educational &
  Housing Facilities Board (Kirby Pines
  Retirement Community); Health Care
  Facilities Series 1997 A RB
  6.25%, 11/15/16(b)(g)                         --     --       1,000        1,007,540
======================================================================================
                                                                             3,386,132
======================================================================================

TEXAS-23.24%

Allen (City of) Independent School District;
  Prerefunded Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.95%, 02/15/10(b)(e)(f)                     AAA     Aaa        960        1,069,286
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.95%, 02/15/25(b)(c)                        AAA     Aaa        640          705,197
--------------------------------------------------------------------------------------
Austin (City of); Refunding Hotel Occupancy
  Tax Sub.-Lien Series 1999 RB
  5.80%, 11/15/29(b)(c)                        AAA     Aaa      1,000        1,089,450
--------------------------------------------------------------------------------------
Bellville (City of) Independent School
  District;
  Prerefunded Unlimited Tax Series 1995 GO
  (CEP-Texas Permanent School Fund)
  6.13%, 02/01/06(b)(e)(f)                     NRR     Aaa        535          544,047
--------------------------------------------------------------------------------------
  Unrefunded Unlimited Tax Series 1995 GO
  (CEP-Texas Permanent School Fund)
  6.13%, 02/01/20(b)                            --     Aaa        295          299,738
--------------------------------------------------------------------------------------
Bexar (County of) Housing Finance Corp.
  (Dymaxion & Marbach Park Apartments);
  Multi-Family Housing Series 2000 A RB
  6.10%, 08/01/30(b)(c)                         --     Aaa      1,000        1,065,090
--------------------------------------------------------------------------------------
Bexar (County of) Metropolitan Water
  District; Lease Purchase Series 2001 RB
  5.53%, 07/20/06 (Acquired 07/27/01; Cost
  $185,338)(b)(g)(h)(i)                         --     --         184          185,013
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

Brazos (County of) Health Facilities
  Development Corp. (Franciscan Services
  Corp. Obligated Group); Series 1997 A RB
  5.38%, 01/01/22(b)(c)                        AAA     Aaa     $1,250     $  1,318,463
--------------------------------------------------------------------------------------
Carroll (City of) Independent School
  District; Refunding Unlimited Tax Series
  2001 GO (CEP-Texas Permanent School Fund)
  5.25%, 02/15/33(b)                           AAA     Aaa      1,350        1,421,361
--------------------------------------------------------------------------------------
Carrollton (City of); Limited Tax Series 1996
  GO
  5.75%, 08/15/06(b)(e)(f)                     NRR     NRR      1,000        1,030,140
--------------------------------------------------------------------------------------
Cisco (City of) Junior College District;
  Refunding Consolidated Series 2002 RB
  5.25%, 07/01/26(b)(c)                         --     Aaa      1,000        1,065,470
--------------------------------------------------------------------------------------
Cleveland (City of) Independent School
  District; Unlimited Tax Series 2001 GO
  (CEP-Texas Permanent School Fund)
  5.13%, 02/01/31(b)                           AAA     Aaa      2,000        2,084,940
--------------------------------------------------------------------------------------
Comal (County of) Independent School
  District;
  Refunding School Building Unlimited Tax
  Series 2001 GO (CEP-Texas Permanent School
  Fund)
  5.25%, 02/01/28(b)                            --     Aaa      2,000        2,119,180
--------------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 1999 GO
  (CEP-Texas Permanent School Fund)
  5.75%, 08/01/09(b)(e)(f)                     NRR     Aaa      1,000        1,094,900
--------------------------------------------------------------------------------------
Denton (City of) Utility System; Series 2000
  A RB
  5.40%, 12/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,102,300
--------------------------------------------------------------------------------------
DeSoto (City of) Independent School District;
  Refunding Unlimited Tax Series 1998 GO
  (CEP-Texas Permanent School Fund)
  5.13%, 08/15/17(b)                           AAA     --       1,000        1,001,630
--------------------------------------------------------------------------------------
Galena Park (City of) Independent School
  District; Refunding Capital Appreciation
  Unlimited Tax Series 1996 GO (CEP-Texas
  Permanent School Fund)
  8.77%, 08/15/23(b)(j)                         --     Aaa      2,000          860,800
--------------------------------------------------------------------------------------
Georgetown (City of) Utility System; Series
  1995 A RB
  6.20%, 08/15/05(b)(e)(f)                     AAA     Aaa      1,500        1,501,845
--------------------------------------------------------------------------------------
Grapevine (City of); Limited Tax Series 2000
  GO Ctfs.
  5.88%, 08/15/10(b)(e)(f)                     AAA     Aaa      1,610        1,803,168
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Harris (County of) Health Facilities
  Development Corp. (Memorial Hermann Health
  Care); Hospital Series 2001 A RB
  6.38%, 06/01/29(b)                            A      A2      $  750     $    833,633
--------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (St. Luke's Episcopal
  Hospital);
  Series 2001 A RB
  5.38%, 02/15/26(b)                           AA-     --       1,000        1,042,550
--------------------------------------------------------------------------------------
  Series 2002 RB
  5.13%, 02/15/32(b)                           AA-     --       1,000        1,036,090
--------------------------------------------------------------------------------------
Harris (County of) Health Facilities
  Development Corp. (Texas Children's
  Hospital Project); Hospital Series 1999 A
  RB
  5.25%, 10/01/29(b)                            AA     Aa2      2,000        2,081,340
--------------------------------------------------------------------------------------
Harris (County of)-Houston (City of) Sports
  Authority; Refunding Jr. Lien Series 2001 B
  RB
  5.25%, 11/15/40(b)(c)                        AAA     Aaa      5,000        5,216,800
--------------------------------------------------------------------------------------
Harris (County of); Refunding Limited Tax
  Series 2002 GO
  5.13%, 08/15/12(b)(e)(f)                     NRR     NRR      2,000        2,203,660
--------------------------------------------------------------------------------------
Houston (City of) Airport System; Sub.-Lien
  Series 2000 B RB
  5.50%, 07/01/30(b)(c)                        AAA     Aaa      1,000        1,077,330
--------------------------------------------------------------------------------------
Houston (City of) Independent School
  District; Refunding Limited Tax Series 2005
  A GO (CEP-Texas Permanent School Fund)
  5.00%, 02/15/18(b)                           AAA     Aaa      1,000        1,080,250
--------------------------------------------------------------------------------------
Houston (City of) Water & Sewer System; Jr.
  Lien Series 1997 C RB
  5.38%, 12/01/07(b)(e)(f)                     AAA     Aaa      2,495        2,655,678
--------------------------------------------------------------------------------------
Katy (City of) Independent School District;
  Limited Tax Series 1999 GO (CEP-Texas
  Permanent School Fund)
  6.13%, 02/15/09(b)(e)(f)                     AAA     Aaa      1,500        1,651,260
--------------------------------------------------------------------------------------
Keller (City of) Independent School District;
  Refunding Unlimited Tax Series 2001 GO
  (CEP-Texas Permanent School Fund)
  5.25%, 08/15/26(b)                           AAA     Aaa      2,000        2,136,120
--------------------------------------------------------------------------------------
  Series 1994 COP
  6.00%, 08/15/05 (Acquired 09/13/94; Cost
  $135,000)(b)(c)(h)                           AAA     Aaa        135          135,154
--------------------------------------------------------------------------------------
Laredo (City of) Community College District;
  Limited Tax Series 2002 GO
  5.25%, 08/01/27(b)(c)                        AAA     Aaa      1,000        1,064,940
--------------------------------------------------------------------------------------
  5.25%, 08/01/32(b)(c)                        AAA     Aaa      1,000        1,056,240
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

Little Elm (City of) Independent School
  District;
  Refunding Unlimited Tax Series 1999 GO
  (CEP-Texas Permanent School Fund)
  6.00%, 08/15/35(b)                           AAA     --      $4,000     $  4,406,280
--------------------------------------------------------------------------------------
  Refunding Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  6.13%, 08/15/35(b)                           AAA     --       1,000        1,125,570
--------------------------------------------------------------------------------------
Lockhart (City of) Tax & Utility Systems;
  Limited Tax Series 1996 GO Ctfs.
  5.85%, 08/01/11(b)(c)                        AAA     Aaa        605          622,491
--------------------------------------------------------------------------------------
  5.90%, 08/01/06(b)(e)(f)                     AAA     Aaa      1,100        1,134,089
--------------------------------------------------------------------------------------
Lubbock (City of) Health Facilities
  Development Corp. (St. Joseph Health
  System); Series 1998 RB
  5.25%, 07/01/13(b)                           AA-     Aa3      1,000        1,061,040
--------------------------------------------------------------------------------------
Manor (City of) Independent School District;
  Refunding Unlimited Tax Series 2004 GO
  (CEP-Texas Permanent School Fund)
  5.00%, 08/01/27(b)                           AAA     Aaa      1,000        1,054,810
--------------------------------------------------------------------------------------
Montgomery (County of); Permanent Improvement
  Limited Tax Series 2000 GO
  5.25%, 09/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,091,920
--------------------------------------------------------------------------------------
Nacogdoches (City of) Independent School
  District; Refunding Unlimited Tax Series
  2001 GO (CEP-Texas Permanent School Fund)
  5.30%, 02/15/25(b)                           AAA     Aaa      2,765        2,948,873
--------------------------------------------------------------------------------------
Northside Independent School District;
  Unlimited Tax Series 1999 A GO (CEP-Texas
  Permanent School Fund)
  5.50%, 08/15/09(b)(e)(f)                     AAA     Aaa      1,000        1,088,350
--------------------------------------------------------------------------------------
Nueces River Authority (Corpus Christi Lake
  Project); Water Supply Facilities Series
  1997 RB
  5.50%, 07/15/07(b)(e)(f)                     AAA     Aaa      1,900        2,030,397
--------------------------------------------------------------------------------------
Pasadena (City of); Limited Tax Series 2002
  GO Ctfs.
  5.25%, 04/01/32(b)(c)                        AAA     Aaa      2,000        2,108,840
--------------------------------------------------------------------------------------
Pflugerville (City of) Independent School
  District; Unlimited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.50%, 08/15/10(b)(e)(f)                     AAA     Aaa      1,615        1,780,877
--------------------------------------------------------------------------------------
Plano (City of); Limited Tax Series 2000 GO
  5.88%, 09/01/10(b)(e)(f)                     AAA     Aaa        850          952,799
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
TEXAS-(CONTINUED)

Richardson (City of); Hotel Occupancy Limited
  Tax Series 2000 A GO Ctfs.
  5.75%, 02/15/21(b)(c)                        AAA     Aaa     $2,000     $  2,187,980
--------------------------------------------------------------------------------------
Richardson (City of); Limited Tax Series 2001
  GO Ctfs.
  5.00%, 02/15/19(b)                           AA+     Aa1      1,720        1,808,958
--------------------------------------------------------------------------------------
Rockwall (City of) Independent School
  District (School Building); Unlimited Tax
  Series 2003 GO (CEP-Texas Permanent School
  Fund)
  5.25%, 02/15/29(b)                           AAA     Aaa      1,000        1,073,200
--------------------------------------------------------------------------------------
San Angelo (City of) Waterworks & Sewer
  System; Refunding & Improvement Series 2001
  RB
  5.25%, 04/01/19(b)(c)                        AAA     Aaa      1,000        1,073,180
--------------------------------------------------------------------------------------
San Antonio (City of) Independent School
  District; Unlimited Tax Series 1999 GO
  (CEP-Texas Permanent School Fund)
  5.50%, 08/15/09(b)(e)(f)                     AAA     Aaa      3,500        3,809,225
--------------------------------------------------------------------------------------
San Antonio (City of);
  Limited Tax Series 2000 A GO
  5.38%, 02/01/11(b)(e)(f)                     NRR     NRR      1,185        1,307,008
--------------------------------------------------------------------------------------
  Refunding Water Series 1999 RB
  5.88%, 05/15/18(b)                           AA-     Aa3      1,000        1,100,340
--------------------------------------------------------------------------------------
Schertz-Cibolo-Universal City Independent
  School District; Refunding & Building
  Unlimited Tax Series 2001 GO (CEP-Texas
  Permanent School Fund)
  5.13%, 08/01/25(b)                            --     Aaa      1,535        1,617,875
--------------------------------------------------------------------------------------
Southlake (City of); Refunding Limited Tax
  Series 2004 GO
  5.20%, 02/15/26(b)(c)                        AAA     Aaa      1,000        1,067,990
--------------------------------------------------------------------------------------
Spring Branch (City of) Independent School
  District; Limited Tax Series 2000 GO
  (CEP-Texas Permanent School Fund)
  5.75%, 02/01/10(b)(e)(f)                     AAA     Aaa      5,000        5,523,200
--------------------------------------------------------------------------------------
Texas (State of) (Water Financial
  Assistance); Unlimited Tax 1999 GO
  5.50%, 08/01/24(b)                            AA     Aa1      1,500        1,610,355
--------------------------------------------------------------------------------------
Texas (State of) Department of Housing &
  Community Affairs (Asmara Affordable
  Housing Inc. Project); Multi-Family Housing
  Series 1996 A RB
  6.30%, 01/01/07(b)(e)(f)                     AAA     NRR        310          327,754
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

TEXAS-(CONTINUED)

Texas (State of) North Central Health
  Facilities Development Corp. (Texas Health
  Resources System); Series 1997 B RB
  5.75%, 02/15/12(b)(c)                        AAA     Aaa     $2,000     $  2,148,840
--------------------------------------------------------------------------------------
Texas (State of) Public Property Finance
  Corp. (Mental Health & Mental Retardation);
  Series 1996 RB
  6.20%, 09/01/16(b)                           BBB+    --         700          712,215
--------------------------------------------------------------------------------------
Texas (State of); Refunding Water Development
  Unlimited Tax Series 2001 A GO
  5.25%, 08/01/35(b)                            AA     Aa1      1,840        1,947,438
--------------------------------------------------------------------------------------
Town Center Improvement District; Sales &
  Hotel Occupancy Tax Series 2001 RB
  5.13%, 03/01/21(b)(c)                        AAA     Aaa      2,500        2,639,275
--------------------------------------------------------------------------------------
  5.13%, 03/01/23(b)(c)                        AAA     Aaa      1,000        1,051,120
--------------------------------------------------------------------------------------
  5.25%, 03/01/27(b)(c)                        AAA     Aaa      2,800        2,949,016
--------------------------------------------------------------------------------------
United Independent School District; Unlimited
  Tax Series 2000 GO (CEP-Texas Permanent
  School Fund)
  5.13%, 08/15/26(b)                           AAA     Aaa      1,000        1,057,680
--------------------------------------------------------------------------------------
University of Texas Financing System; Series
  1999 B RB
  5.70%, 08/15/09(b)(e)(f)                     AAA     Aaa      1,000        1,095,860
--------------------------------------------------------------------------------------
Waxahachie (City of) Independent School
  District; Refunding Unlimited Tax Series
  2002 GO (CEP-Texas Permanent School Fund)
  5.25%, 08/15/26(b)                            --     Aaa      3,400        3,631,404
--------------------------------------------------------------------------------------
  5.25%, 08/15/30(b)                            --     Aaa      2,890        3,061,261
--------------------------------------------------------------------------------------
  5.38%, 08/15/27(b)                            --     Aaa      2,000        2,151,640
--------------------------------------------------------------------------------------
West University Place (City of); Permanent
  Improvement Limited Tax Series 2000 GO
  5.30%, 02/01/10(b)(e)(f)                     AAA     Aaa      1,000        1,085,950
--------------------------------------------------------------------------------------
  5.35%, 02/01/10(b)(e)(f)                     AAA     Aaa      2,150        2,301,167
--------------------------------------------------------------------------------------
Ysleta (City of) Independent School District
  Public Facilities Corp.; Refunding Lease
  Series 2001 RB
  5.38%, 11/15/24(b)(c)                        AAA     Aaa      1,300        1,370,031
======================================================================================
                                                                           115,749,361
======================================================================================

UTAH-0.42%

Salt Lake (County of) (Westminster College
  Project); Series 1997 RB
  5.75%, 10/01/27(b)                           BBB     --       1,000        1,042,890
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
UTAH-(CONTINUED)

Utah (State of) Housing Finance Agency;
  Single Family Mortgage Sub-Series 2000 B-1
  RB (CEP-FHA/VA)
  6.00%, 07/01/10(b)(d)                        AA-     Aa3     $   90     $     90,317
--------------------------------------------------------------------------------------
Washington City (City of); Sales Tax Series
  2003 RB
  5.00%, 11/15/23(b)(c)                        AAA     Aaa        915          970,971
======================================================================================
                                                                             2,104,178
======================================================================================

VERMONT-0.28%

Vermont (State of) Educational & Health
  Buildings Financing Agency (Fletcher Allen
  Health Care); Hospital Series 2000 A RB
  6.00%, 12/01/23(b)(c)                        AAA     Aaa      1,000        1,116,400
--------------------------------------------------------------------------------------
Vermont (State of) Housing Finance Agency;
  Single Family Housing Series 1994-5 RB
  6.88%, 11/01/16(b)(d)                         A+     Aa3        255          256,775
======================================================================================
                                                                             1,373,175
======================================================================================

VIRGINIA-1.53%

Fauquier (County of) Industrial Development
  Authority; Hospital Series 2002 IDR
  (CEP-Radian Reinsurance Inc.)
  5.25%, 10/01/31(b)(c)                         AA     --       1,000        1,053,430
--------------------------------------------------------------------------------------
  5.50%, 10/01/17(b)(c)                         AA     --         500          558,120
--------------------------------------------------------------------------------------
Henrico (County of) Economic Development
  Authority (Virginia United Methodist
  Homes); Refunding Residential Care Facility
  Series 2002 A RB
  6.50%, 06/01/22(b)(g)                         --     --       2,000        2,144,280
--------------------------------------------------------------------------------------
King George (County of) Industrial
  Development Authority; Lease Series 2004 RB
  5.00%, 03/01/25(b)(c)                        AAA     Aaa      1,100        1,170,950
--------------------------------------------------------------------------------------
Norton (City of) Industrial Development
  Authority (Norton Community Hospital);
  Refunding & Improvement Hospital Series
  2001 RB
  6.00%, 12/01/22(b)(c)                         A      --       1,000        1,079,530
--------------------------------------------------------------------------------------
Virginia (State of) Housing Development
  Authority; Series 2000 D RB
  5.70%, 04/01/11(b)(d)                        AA+     Aa1      1,500        1,606,695
======================================================================================
                                                                             7,613,005
======================================================================================

WASHINGTON-2.00%

Clark (County of) (Camas School District No.
  117); Unlimited Tax Series 1995 GO
  6.00%, 12/01/05(b)(e)(f)                     AAA     Aaa      1,000        1,011,290
--------------------------------------------------------------------------------------

                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------

WASHINGTON-(CONTINUED)

King (County of); Sewer Series 1999 RB
  5.50%, 01/01/22(b)(c)                        AAA     Aaa     $1,000     $  1,061,020
--------------------------------------------------------------------------------------
Pend Oreille (County of) Public Utility
  District No. 1; Electric Series 1996 B RB
  6.30%, 01/01/17(b)                           BBB+    A3       1,400        1,444,436
--------------------------------------------------------------------------------------
Pierce (County of) White River School
  District No. 416; Unlimited Tax Series 2000
  GO
  5.35%, 12/01/09(b)                            --     Aa1      1,550        1,680,355
--------------------------------------------------------------------------------------
Skagit (County of) Public Hospital District
  No. 001 (Skagit Valley Hospital); Series
  2005 RB
  5.38%, 12/01/22(b)                            --    Baa3        500          520,270
--------------------------------------------------------------------------------------
Washington (State of) Health Care Facilities
  Authority (Providence Health System
  Project); Series 2001 A RB
  5.25%, 10/01/21(b)(c)                        AAA     Aaa      2,000        2,139,720
--------------------------------------------------------------------------------------
Washington (State of) Public Power Supply
  System (Nuclear Project No. 1); Refunding
  Series 1996 A RB
  5.75%, 07/01/12(b)(c)                        AAA     Aaa      2,000        2,089,420
======================================================================================
                                                                             9,946,511
======================================================================================

WISCONSIN-1.72%

Adams-Friendship (Cities of) School District;
  Refunding Unlimited Tax Series 1996 GO
  6.50%, 04/01/15(b)(c)                        AAA     Aaa      1,340        1,619,336
--------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sinai Samaritan
  Medical Center Inc.); Series 1996 RB
  5.75%, 08/15/16(b)(c)                        AAA     Aaa      1,500        1,569,630
--------------------------------------------------------------------------------------
Wisconsin (State of) Health & Educational
  Facilities Authority (Sisters of the
  Sorrowful Mother Ministry Corp.); Series
  1997 A RB
  5.90%, 08/15/24(b)(c)                        AAA     Aaa      2,500        2,643,150
--------------------------------------------------------------------------------------
Wisconsin (State of); Unlimited Tax Series
  2000 C GO
  5.50%, 05/01/10(b)(e)(f)                     NRR     NRR      2,500        2,741,875
======================================================================================
                                                                             8,573,991
======================================================================================

WYOMING-0.42%

Natrona (County of) (Wyoming Medical Center
  Project); Hospital Series 1995 RB
  6.00%, 03/15/06(b)(e)(f)                     AAA     Aaa      1,000        1,030,100
--------------------------------------------------------------------------------------


                                                              PRINCIPAL
                                                RATINGS(a)    AMOUNT         MARKET
                                               S&P   MOODY'S   (000)         VALUE
--------------------------------------------------------------------------------------
WYOMING-(CONTINUED)

Sweetwater (County of) (Idaho Power Co.
  Project); Refunding Series 1996 A PCR
  6.05%, 07/15/26(b)                           BBB    Baa1     $1,000     $  1,047,100
======================================================================================
                                                                             2,077,200
======================================================================================
TOTAL INVESTMENTS-99.72% (Cost $456,285,483)                               496,716,532
======================================================================================
OTHER ASSETS LESS LIABILITIES-0.28%                                          1,370,833
======================================================================================
NET ASSETS-100.00%                                                        $498,087,365
______________________________________________________________________________________
======================================================================================

Investment Abbreviations:

CEP   - Credit Enhancement Provider
COP   - Certificate of Participation
Ctfs. - Certificates
FHA   - Federal Housing Administration
GNMA  - Government National Mortgage Association
GO    - General Obligation Bonds
Gtd.  - Guaranteed
IDR   - Industrial Development Revenue Bonds
Jr.   - Junior
LOC   - Letter of Credit

NRR  - Not Re-Rated
PCR  - Pollution Control Revenue Bonds
RB   - Revenue Bonds
Sr.  - Senior
Sub. - Subordinated
TAN  - Tax Anticipation Notes
VA   - Department of Veteran's Affairs
VRD  - Variable Rate Demand
Wts. - Warrants

Notes to Schedule of Investments:

(a) Ratings assigned by Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's"). NRR indicates a security that is not re-rated subsequent to funding of an escrow fund (consisting of U.S. Treasury obligations held by a bank custodian or other highly rated collateral); this funding is pursuant to an advance refunding of this security. Ratings are not covered by the Report of Independent Registered Public Accounting Firm.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $496,021,532, which represented 99.86% of the Fund's Total Investments. See Note 1A.
(c) Principal and/or interest payments are secured by bond insurance. The table below provides the amount of bond insurance expressed as a percentage of total investments by insurer.

   BOND INSURER                                                  PERCENTAGE
   ------------                                                  ----------
   Ambac Assurance Corp.                                            10%
   Financial Guaranty Insurance Co.                                  9%
   Financial Security Assurance Inc.                                 6%
   MBIA Insurance Corp.                                             15%
   Radian Asset Assurance, Inc.                                      1%
   ACA Financial Guaranty Corp.                                      2%

(d) Security subject to the alternative minimum tax.
(e) Advance refunded; secured by an escrow fund of U.S. Treasury obligations or other highly rated collateral.
(f) Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g) Unrated security; determined by the investment advisor to be of comparable quality to the rated securities in which the Fund may invest pursuant to guidelines of quality adopted by the Board of Trustees and followed by the investment advisor.
(h) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $3,166,065, which represented 0.64% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(i) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $251,566, which represented 0.05% of the Fund's Net Assets.
(j) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(k) Interest rate is redetermined weekly. Rate shown is the rate in effect on July 31, 2005.
(l) Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(m) In accordance with the procedures established by the Board of Trustees, investments are through participation in joint accounts with other mutual funds, private accounts, and certain non-registered investment companies managed by the investment advisor or its affiliates.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $456,285,483)                                $496,716,532
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  236,978
-----------------------------------------------------------
  Interest                                        7,048,032
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                              125,964
-----------------------------------------------------------
Other assets                                         40,560
===========================================================
     Total assets                               504,168,066
___________________________________________________________
===========================================================


LIABILITIES:

Payables for:
  Investments purchased                           4,329,451
-----------------------------------------------------------
  Fund shares reacquired                            632,046
-----------------------------------------------------------
  Dividends                                         718,623
-----------------------------------------------------------
  Trustee deferred compensation and
     retirement plans                               165,981
-----------------------------------------------------------
Accrued distribution fees                           143,768
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,490
-----------------------------------------------------------
Accrued transfer agent fees                          20,598
-----------------------------------------------------------
Accrued operating expenses                           68,744
===========================================================
     Total liabilities                            6,080,701
===========================================================
Net assets applicable to shares outstanding    $498,087,365
___________________________________________________________
===========================================================


NET ASSETS CONSIST OF:

Shares of beneficial interest                  $465,690,725
-----------------------------------------------------------
Undistributed net investment income                 234,488
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities                          (8,268,897)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities                                     40,431,049
===========================================================
                                               $498,087,365
___________________________________________________________
===========================================================


NET ASSETS:

Class A                                        $263,013,129
___________________________________________________________
===========================================================
Class B                                        $ 55,112,100
___________________________________________________________
===========================================================
Class C                                        $ 19,083,591
___________________________________________________________
===========================================================
Investor Class                                 $160,878,545
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                          32,230,554
___________________________________________________________
===========================================================
Class B                                           6,742,001
___________________________________________________________
===========================================================
Class C                                           2,339,691
___________________________________________________________
===========================================================
Investor Class                                   19,698,743
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       8.16
-----------------------------------------------------------
  Offering price per share:
     (Net asset value of $8.16 divided by
       95.25%)                                 $       8.57
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
     share                                     $       8.17
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
     share                                     $       8.16
___________________________________________________________
===========================================================
Investor Class:
  Net asset value and offering price per
     share                                     $       8.17
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $27,450,458
=========================================================================

EXPENSES:

Advisory fees                                                   2,264,331
-------------------------------------------------------------------------
Administrative services fees                                      149,227
-------------------------------------------------------------------------
Custodian fees                                                     22,418
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                         680,963
-------------------------------------------------------------------------
  Class B                                                         626,845
-------------------------------------------------------------------------
  Class C                                                         201,916
-------------------------------------------------------------------------
  Investor Class                                                  239,710
-------------------------------------------------------------------------
Transfer agent fees                                               377,424
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          32,933
-------------------------------------------------------------------------
Other                                                             247,643
=========================================================================
    Total expenses                                              4,843,410
=========================================================================
Less: Expenses reimbursed and expense offset arrangement          (34,416)
=========================================================================
    Net expenses                                                4,808,994
=========================================================================
Net investment income                                          22,641,464
=========================================================================

REALIZED AND UNREALIZED GAIN FROM INVESTMENT SECURITIES:

Net realized gain from investment securities                    1,665,316
=========================================================================
Change in net unrealized appreciation of investment
  securities                                                    8,839,278
=========================================================================
Net gain from investment securities                            10,504,594
=========================================================================
Net increase in net assets resulting from operations          $33,146,058
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $ 22,641,464    $ 23,442,127
------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   1,665,316       2,067,329
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities                                        8,839,278      (3,059,914)
==========================================================================================
    Net increase in net assets resulting from operations        33,146,058      22,449,542
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                      (12,245,307)    (13,475,464)
------------------------------------------------------------------------------------------
  Class B                                                       (2,353,730)     (3,097,555)
------------------------------------------------------------------------------------------
  Class C                                                         (759,594)       (865,928)
------------------------------------------------------------------------------------------
  Investor Class                                                (7,565,804)     (5,397,173)
==========================================================================================
    Decrease in net assets resulting from distributions        (22,924,435)    (22,836,120)
==========================================================================================
Share transactions-net:
  Class A                                                      (24,780,912)    (47,916,010)
------------------------------------------------------------------------------------------
  Class B                                                      (16,196,151)    (27,822,577)
------------------------------------------------------------------------------------------
  Class C                                                       (2,716,847)     (4,060,139)
------------------------------------------------------------------------------------------
  Investor Class                                                (9,789,240)    170,799,558
==========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                        (53,483,150)     91,000,832
==========================================================================================
    Net increase (decrease) in net assets                      (43,261,527)     90,614,254
==========================================================================================

NET ASSETS:

  Beginning of year                                            541,348,892     450,734,638
==========================================================================================
  End of year (including undistributed net investment income
    of $234,488 and $518,564, respectively)                   $498,087,365    $541,348,892
__________________________________________________________________________________________
==========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Municipal Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    Public sales of the Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve a high level of current income exempt from federal income taxes, consistent with the preservation of principal. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       Securities are fair valued using an evaluated quote provided by an independent pricing service approved by the Board of Trustees. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics and other market data. Short-term obligations with maturities of 60 days or less and commercial paper are valued at amortized cost which approximates market value. Securities with a demand feature exercisable within one to seven days are valued at par.

       Securities for which market quotations either are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.

F. LOWER-RATED SECURITIES -- The Fund may invest 20% of its net assets in lower-quality debt securities, i.e., "junk bonds". Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors claims.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $200 million                                            0.50%
-------------------------------------------------------------------
Next $300 million                                             0.40%
-------------------------------------------------------------------
Next $500 million                                             0.35%
-------------------------------------------------------------------
Over $1 billion                                               0.30%
 __________________________________________________________________
===================================================================


    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $22,131.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $149,227.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $377,424.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A,

Class B, Class C and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B and Class C Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C and Investor Class shares paid $680,963, $626,845, $201,916 and $239,710 respectively.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $32,582 in front-end sales commissions from the sale of Class A shares and $90, $15,096 and $1,329 from Class A, Class B and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from this arrangement, which resulted in the reduction of the Fund's total expenses of $12,285.

NOTE 4--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $5,840 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 5--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The Bank of New York, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 6--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from ordinary income -- Tax Exempt         $22,891,431    $22,812,878
----------------------------------------------------------------------------------------
Distributions paid from ordinary income -- Taxable                 33,004         23,242
========================================================================================
Total distributions                                           $22,924,435    $22,836,120
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                  2005
--------------------------------------------------------------------------
Undistributed ordinary income -- Tax Exempt                   $    354,520
--------------------------------------------------------------------------
Unrealized appreciation -- investments                          40,385,273
--------------------------------------------------------------------------
Temporary book/tax differences                                    (141,038)
--------------------------------------------------------------------------
Capital loss carryforward                                       (8,202,115)
--------------------------------------------------------------------------
Shares of beneficial interest                                  465,690,725
==========================================================================
Total net assets                                              $498,087,365
__________________________________________________________________________
==========================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and bond market discount amortization.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund utilized $1,666,421 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2008                                                    $8,202,115
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003, the date of the reorganization of INVESCO Tax-Free Bond Fund into the Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 7--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $34,372,630 and $81,658,073, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $40,473,891
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities          (88,618)
===============================================================================
Net unrealized appreciation of investment securities              $40,385,273
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $456,331,259.

NOTE 8--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of market discount amortization, on July 31, 2005, undistributed net investment income was decreased by $1,105, undistributed net realized gain (loss) was increased by $1,105. This reclassification had no effect on the net assets of the Fund.

NOTE 9--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class B shares, Class C shares and Investor Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Investor Class shares are sold at net asset value. Under certain circumstances, Class A shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                             CHANGES IN SHARES OUTSTANDING
------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                                         2005                           2004
                                                              --------------------------    ----------------------------
                                                                SHARES         AMOUNT         SHARES          AMOUNT
------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      2,316,966    $ 18,939,141     10,263,606    $  82,264,724
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        554,466       4,530,824        816,417        6,635,223
------------------------------------------------------------------------------------------------------------------------
  Class C                                                        336,245       2,748,163      1,156,347        9,457,964
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                            1,024,700       8,392,031        964,137        7,809,102
========================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        806,988       6,588,211        914,061        7,407,622
------------------------------------------------------------------------------------------------------------------------
  Class B                                                        177,153       1,448,646        243,066        1,973,710
------------------------------------------------------------------------------------------------------------------------
  Class C                                                         59,528         485,860         73,294          593,768
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                              669,311       5,470,339        485,539        3,937,944
========================================================================================================================
Issued in connection with acquisitions:(b)
  Class A                                                             --              --        181,334        1,481,885
------------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --         81,647          667,854
------------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --        205,579        1,679,589
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                                   --              --     22,822,011      186,469,042
========================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        821,154       6,706,848        800,622        6,481,534
------------------------------------------------------------------------------------------------------------------------
  Class B                                                       (819,487)     (6,706,848)      (799,315)      (6,481,534)
========================================================================================================================
Reacquired:
  Class A                                                     (6,989,899)    (57,015,112)   (18,113,134)    (145,551,775)
------------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,891,925)    (15,468,773)    (3,784,767)     (30,617,830)
------------------------------------------------------------------------------------------------------------------------
  Class C                                                       (728,844)     (5,950,870)    (1,956,450)     (15,791,460)
------------------------------------------------------------------------------------------------------------------------
  Investor Class(a)                                           (2,900,045)    (23,651,610)    (3,366,910)     (27,416,530)
========================================================================================================================
                                                              (6,563,689)   $(53,483,150)    10,987,084    $  91,000,832
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Investor Class shares commenced sales on September 30, 2003.
(b) As of the opening of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Tax-Free Bond Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Tax-Free Bond Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 23,290,571 shares of the Fund for 12,061,820 shares of INVESCO Tax-Free Bond Fund outstanding as of the close of business on November 21, 2003. INVESCO Tax-Free Bond Fund's net assets at that date of $190,298,370, including $16,453,346 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $421,005,314.

NOTE 10--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                           CLASS A
                                                             --------------------------------------------------------------------
                                                                                     YEAR ENDED JULY 31,
                                                             --------------------------------------------------------------------
                                                               2005              2004           2003        2002           2001
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                         $   8.01          $   7.96       $   8.06    $   8.06       $   7.83
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.36              0.37           0.37        0.38(a)        0.40
---------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.16              0.04          (0.09)       0.00           0.23
=================================================================================================================================
    Total from investment operations                             0.52              0.41           0.28        0.38           0.63
=================================================================================================================================
Less dividends from net investment income                       (0.37)            (0.36)         (0.38)      (0.38)         (0.40)
=================================================================================================================================
Net asset value, end of period                               $   8.16          $   8.01       $   7.96    $   8.06       $   8.06
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Total return(b)                                                  6.55%             5.19%          3.43%       4.84%          8.28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                     $263,013          $282,430       $328,280    $339,545       $322,437
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Ratio of expenses to average net assets                          0.84%(c)(d)       0.85%(d)       0.82%       0.81%          0.85%
=================================================================================================================================
Ratio of net investment income to average net assets             4.46%(c)          4.53%          4.55%       4.79%(a)       5.06%
_________________________________________________________________________________________________________________________________
=================================================================================================================================
Portfolio turnover rate                                             7%               14%            20%         35%            28%
_________________________________________________________________________________________________________________________________
=================================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $272,385,385.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the years ended July 31, 2005 and 2004 was 0.85% and 0.86%, respectively.


                                                                                          CLASS B
                                                              ----------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------------
                                                               2005             2004          2003        2002          2001
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.02          $  7.98       $  8.07    $   8.07       $  7.84
------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.30             0.31          0.31        0.32(a)       0.34
------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.16             0.03         (0.08)       0.00          0.23
==============================================================================================================================
    Total from investment operations                             0.46             0.34          0.23        0.32          0.57
==============================================================================================================================
Less dividends from net investment income                       (0.31)           (0.30)        (0.32)      (0.32)        (0.34)
==============================================================================================================================
Net asset value, end of period                                $  8.17          $  8.02       $  7.98    $   8.07       $  8.07
______________________________________________________________________________________________________________________________
==============================================================================================================================
Total return(b)                                                  5.76%            4.28%         2.79%       4.05%         7.46%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $55,112          $69,956       $97,030    $104,150       $86,565
______________________________________________________________________________________________________________________________
==============================================================================================================================
Ratio of expenses to average net assets                          1.59%(c)(d)      1.60%(d)      1.57%       1.56%         1.60%
==============================================================================================================================
Ratio of net investment income to average net assets             3.71%(c)         3.78%         3.80%       4.04%(a)      4.31%
______________________________________________________________________________________________________________________________
==============================================================================================================================
Portfolio turnover rate                                             7%              14%           20%         35%           28%
______________________________________________________________________________________________________________________________
==============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $62,684,483.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the years ended July 31, 2005 and 2004 was 1.60% and 1.61%, respectively.


                                                                                          CLASS C
                                                              ---------------------------------------------------------------
                                                                                    YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------------
                                                               2005             2004          2003       2002          2001
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  8.00          $  7.96       $  8.06    $  8.05       $  7.83
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                          0.30             0.31          0.31       0.32(a)       0.34
-----------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  0.17             0.03         (0.09)      0.01          0.22
=============================================================================================================================
    Total from investment operations                             0.47             0.34          0.22       0.33          0.56
=============================================================================================================================
Less dividends from net investment income                       (0.31)           (0.30)        (0.32)     (0.32)        (0.34)
=============================================================================================================================
Net asset value, end of period                                $  8.16          $  8.00       $  7.96    $  8.06       $  8.05
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Total return(b)                                                  5.90%            4.29%         2.67%      4.19%         7.34%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $19,084          $21,391       $25,425    $29,175       $17,889
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Ratio of expenses to average net assets                          1.59%(c)(d)      1.60%(d)      1.57%      1.56%         1.60%
=============================================================================================================================
Ratio of net investment income to average net assets             3.71%(c)         3.78%         3.80%      4.04%(a)      4.31%
_____________________________________________________________________________________________________________________________
=============================================================================================================================
Portfolio turnover rate                                             7%              14%           20%        35%           28%
_____________________________________________________________________________________________________________________________
=============================================================================================================================

(a) As required, effective August 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. Had the Fund not amortized premiums on debt securities, the net investment income per share and the ratio of net investment income to average net assets would have remained the same. In accordance with the AICPA Audit and Accounting Guide for Investment Companies, per share and ratios for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $20,191,620.
(d) After fee waivers and/or expense reimbursements. Ratios of expenses to average net assets prior to fee waivers and/or expense reimbursements for the years ended July 31, 2005 and 2004 was 1.60% and 1.61%, respectively.


                                                                          INVESTOR CLASS
                                                              --------------------------------------
                                                                                  SEPTEMBER 30, 2003
                                                                                   (DATE SALES
                                                              YEAR ENDED          COMMENCED) TO
                                                              JULY 31,              JULY 31,
                                                                2005                  2004
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $   8.02                $   8.16
----------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.37                    0.32
----------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                    0.16                   (0.16)
====================================================================================================
    Total from investment operations                               0.53                    0.16
====================================================================================================
Less dividends from net investment income                         (0.38)                  (0.30)
====================================================================================================
Net asset value, end of period                                 $   8.17                $   8.02
____________________________________________________________________________________________________
====================================================================================================
Total return(a)                                                    6.70%                   2.03%
____________________________________________________________________________________________________
====================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $160,879                $167,571
____________________________________________________________________________________________________
====================================================================================================
Ratio of expenses to average net assets                            0.74%(b)(c)             0.65%(c)(d)
====================================================================================================
Ratio of net investment income to average net assets               4.56%(b)                4.73%(d)
____________________________________________________________________________________________________
====================================================================================================
Portfolio turnover rate(e)                                            7%                     14%
____________________________________________________________________________________________________
====================================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America, and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $163,118,818.
(c) After fee waivers and/or expense reimbursements. Ratio of expenses to average net assets prior to fee waivers and/or expense reimbursements for the year ended July 31, 2005 and for the period September 30, 2003 (date sales commenced) to July 31, 2004 was 0.75% and 0.72% (annualized), respectively.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 11--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

  E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 12--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Municipal Bond Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Municipal Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

                                                             MUNICIPAL BOND FUND
OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005




The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           The Bank of New York
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           2 Hanson Place
1735 Market Street            & Frankel LLP            P.O. Box 4739            Brooklyn, NY 11217-1431
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 99.86% is qualified as tax-exempt interest dividends.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 99.92%, 99.93% and 99.97%, respectively.

             DOMESTIC EQUITY                        INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                 TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                     AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                       AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                        AIM Money Market Fund
AIM Dynamics Fund(1)                         AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)      Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                             Premier U.S. Government Money Portfolio(1)
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                                    SECTOR EQUITY                  TAX-FREE
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)        AIM High Income Municipal Fund(8)
AIM Opportunities III Fund                   AIM Energy Fund(1)                           AIM Municipal Bond Fund
AIM Premier Equity Fund                      AIM Financial Services Fund(1)               AIM Tax-Exempt Cash Fund
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                  AIM Tax-Free Intermediate Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                  Premier Tax-Exempt Portfolio
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)                                  AIM ALLOCATION SOLUTIONS
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)                     AIM Conservative Allocation Fund
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)                      AIM Growth Allocation Fund(9)
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                       AIM Moderate Allocation Fund
AIM Weingarten Fund                          AIM Utilities Fund(1)                        AIM Moderate Growth Allocation Fund
                                                                                          AIM Moderately Conservative
*Domestic equity and income fund                                                          Allocation Fund

                                             ======================================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
                                             THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
                                             ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ======================================================================================

(1) The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2) As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3) Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors.
(4) As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(5) As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(6) Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7) As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8) As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9) Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.


AIMinvestments.com                  MBD-AR-1            A I M Distributors, Inc.


                                 [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
------------------------------------------------------------------------------------
Mutual    Retirement    Annuities    College    Separately    Offshore    Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                   Savings    Managed       Products    Management            --Registered Trademark--
                                     Plans      Accounts
------------------------------------------------------------------------------------

                                                            AIM REAL ESTATE FUND
                                   Annual Report to Shareholders o July 31, 2005


                                  [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                        --Registered Trademark--

AIM REAL ESTATE FUND SEEKS TO ACHIEVE HIGH TOTAL RETURN.

o Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES                          ABOUT INDEXES USED IN THIS REPORT            net asset values for shareholder
                                                                                          transactions and the returns based on
o Class B shares are not available as an                                                  those net asset values may differ from
investment for retirement plans              o The unmanaged Standard & Poor's            the net asset values and returns reported
maintained pursuant to Section 401 of the    Composite Index of 500 Stocks (the S&P       in the Financial Highlights.
Internal Revenue Code, including 401(k)      500--Registered Trademark-- Index) is an
plans, money purchase pension plans and      index of common stocks frequently used as    o Property type classifications used in
profit sharing plans. Plans that had         a general measure of U.S. stock market       this report are generally according to
existing accounts invested in Class B        performance.                                 the National Association of Real Estate
shares prior to September 30, 2003, will                                                  Investments Trusts (NAREIT) Equity Index,
continue to be allowed to make additional    o The Morgan Stanley Capital                 which is exclusively owned by the
purchases.                                   International US REIT Index (MSCI US REIT    National Association of Real Estate
                                             INDEX) formerly known as the Morgan          Investment Trusts (NAREIT).
o Class R shares are available only to       Stanley REIT Index, is a total-return
certain retirement plans. Please see the     index composed of the most actively          The Fund provides a complete list of its
prospectus for more information.             traded real estate investment trusts and     holdings four times in each fiscal year,
                                             is designed to be a measure of real          at the quarter-ends. For the second and
o Investor Class shares are closed to        estate equity performance. The index was     fourth quarters, the lists appear in the
most investors. For more information on      developed with a base value of 200 as of     Fund's semiannual and annual reports to
who may continue to invest in the            December 31, 1994.                           share-holders. For the first and third
Investor Class shares, please see the                                                     quarters, the Fund files the lists with
prospectus.                                  o The unmanaged LIPPER REAL ESTATE FUND      the Securities and Exchange Commission
                                             INDEX represents an average of the           (SEC) on Form N-Q. The most recent list
PRINCIPAL RISKS OF INVESTING IN THE FUND     performance of the 30 largest real estate    of portfolio holdings is available at
                                             funds tracked by Lipper, Inc., an            AIMinvestments.com. From our home page,
o The Fund may invest up to 25% of its       independent mutual fund performance          click on Products & Performance, then
assets in the securities of non-U.S.         monitor.                                     Mutual Funds, then Fund Overview. Select
issuers. International investing presents                                                 your Fund from the drop-down menu and
certain risks not associated with            o The Fund is not managed to track the       click on Complete Quarterly Holdings.
investing solely in the United States.       performance of any particular index,         Shareholders can also look up the Fund's
These include risks relating to              including the indexes defined here, and      Forms N-Q on the SEC's Web site at
fluctuations in the value of the U.S.        consequently, the performance of the Fund    sec.gov. And copies of the Fund's Forms
dollar relative to the values of other       may deviate significantly from the           N-Q may be reviewed and copied at the
currencies, the custody arrangements made    performance of the indexes.                  SEC's Public Reference Room at 450 Fifth
for the Fund's foreign holdings,                                                          Street, N.W., Washington, D.C.
differences in accounting, political         o A direct investment cannot be made in      20549-0102. You can obtain information on
risks and the lesser degree of public        an index. Unless otherwise indicated,        the operation of the Public Reference
information required to be provided by       index results include reinvested             Room, including information about
non-U.S. companies.                          dividends, and they do not reflect sales     duplicating fee charges, by calling
                                             charges. Performance of an index of funds    202-942-8090 or 800-732-0330, or by
o Investing in a single-sector or            reflects fund expenses; performance of a     electronic request at the following
single-region mutual fund involves           market index does not.                       e-mail address: publicinfo@sec.gov. The
greater risk and potential reward than                                                    SEC file numbers for the Fund are
investing in a more diversified fund.        OTHER INFORMATION                            811-5686 and 33-39519.

o The Fund invests substantial assets in     o The returns shown in management's          A description of the policies and
real estate investment trusts (REITs),       discussion of Fund performance are based     procedures that the Fund uses to
which present risks not associated with      on net asset values calculated for           determine how to vote proxies relating to
investing in stocks.                         shareholder transactions. Generally          portfolio securities is available without
                                             accepted accounting principles require       charge, upon request, from our Client
o A change in interest rates will affect     adjustments to be made to the net assets     Services department at 800-959-4246 or on
the performance of the Fund's investments    of the Fund at period end for financial      the AIM Web site, AIMinvestments.com. On
in debt securities.                          reporting purposes, and as such, the         the home page, scroll down and click on
                                                                                          AIM Funds Proxy Policy. The information
                                                                                          is also available on the SEC Web site,
                                                                                          sec.gov.

                                                                                          Information regarding how the Fund voted
                                                                                          proxies related to its portfolio
                                                                                          securities during the 12 months ended
                                                                                          June 30, 2005, is available at our Web
                                                                                          site. Go to AIMinvestments.com, access
                                                                                          the About Us tab, click on Required
                                                                                          Notices and then click on Proxy Voting
                                                                                          Activity. Next, select the Fund from the
                                                                                          drop-down menu. The information is also
                                                                                          available on the SEC Web site, sec.gov.

                                                                                          =========================================

======================================================================================    FUND NASDAQ SYMBOLS

THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,     Class A Shares                      IARAX
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.           Class B Shares                      AARBX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                      Class C Shares                      IARCX
                                                                                          Class R Shares                      IARRX
======================================================================================    Investor Class Shares               REINX

NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE                                     =========================================

AIMINVESTMENTS.COM

AIM REAL ESTATE FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:


                    We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from
                    Bruce Crockett, the independent Chair of the Board of
      [GRAHAM       Trustees of the AIM Funds. We first introduced you to Mr.
       PHOTO]       Crockett in the semiannual report on your Fund dated January
                    31 of this year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
                    October.

                       Mr. Crockett has expressed an interest in keeping
  ROBERT H. GRAHAM  shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund
    [WILLIAMSON     has with AIM. Essentially, this agreement hires AIM to
      PHOTO]        manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Of course, this report also includes your Fund managers' MARK H. WILLIAMSON discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

                       All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,
                    /S/ ROBERT H. GRAHAM              /S/ MARK H. WILLIAMSON

                    Robert H. Graham                  Mark H. Williamson
                    President & Vice Chair,           Chairman & President,
                    AIM Funds                         A I M Advisors, Inc.

                    September 16, 2005


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM REAL ESTATE FUND


                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM Funds, I'm writing to report on the work being done by your Board.

                       At our most recent meeting in June 2005, your Board
     [CROCKETT      approved voluntary fee reductions from A I M Advisors, Inc.
       PHOTO]       (AIM) that save shareholders approximately $20.8 million
                    annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took BRUCE L. CROCKETT place over a three-day period. The meeting included your
                    Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.


                    Sincerely,

                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds


                    September 16, 2005

AIM REAL ESTATE FUND


MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

PERFORMANCE SUMMARY                          =========================================    o company fundamentals change (property
                                                                                          type, geography or management changes)
The fiscal year proved to be another         FUND VS. INDEXES
positive period for the REIT market and                                                   o a more attractive investment
for your Fund. Despite a correction in       Total returns, 7/31/04-7/31/05, excluding    opportunity is identified
the early months of 2005, the REIT market    applicable sales charges. If sales
produced double-digit gains for the          charges were included, returns would be      MARKET CONDITIONS AND YOUR FUND
12-month period ended July 31, 2005.         lower.
                                                                                          After five years of price appreciation,
   We are pleased to report AIM Real         Class A Shares                     41.87%    the REIT market once again proved
Estate Fund once again provided                                                           resilient during the reporting period.
shareholders with strong returns, trading    Class B Shares                     40.91     The REIT market rallied through the first
inline with its benchmark indexes. In                                                     five months of the fiscal year
addition, your Fund outperformed its         Class C Shares                     40.90     (August-December 2004) as investors
broad market index (the S&P 500 Index) as                                                 continued to show a preference for
REITs posted significantly higher returns    Class R Shares                     41.63     investments backed by tangible assets. In
than the general stock market during the                                                  January of 2005, however, the REIT market
fiscal year. For long-term Fund              Investor Class Shares              41.98     experienced a correction as investors
performance, please turn to pages 6 and                                                   took profits.
7.                                           S&P 500 Index
                                             (Broad Market Index)               14.04        The REIT market sell-off proved
                                                                                          short-lived. Supporting the market were
                                             MSCI US REIT Index                           continued cash inflows from both
                                             (Style-specific Index)             41.71     individuals and institutions, increased
                                                                                          merger and acquisition activity and
                                             Lipper Real Estate Fund Index                faster earnings growth brought about by
                                             (Peer Group Index)                 40.52     recovering property market fundamentals
                                                                                          (i.e., occupancy and rental rate
                                             SOURCE: LIPPER,INC., BLOOMBERG               improvements).

                                             =========================================       Retail REITs, led by regional malls
                                                                                          and shopping centers, contributed the
HOW WE INVEST                                o high quality underlying properties         most to performance during the fiscal
                                                                                          year. Regional malls proved to be one of
Your Fund holds primarily real               o strong management teams                    the best performing property types for
estate-oriented securities. We focus on                                                   the fiscal year. We continue to have more
public companies whose value is driven by    o attractive valuations relative to          exposure to this property type compared
tangible assets. Our goal is to create a     similar properties and geographical          to the MSCI US REIT Index as we believe
Fund focused on total return that will       location                                     that the underlying fundamentals of
perform at or above index levels with a                                                   regional malls will remain among the best
comparable level of risk. We use a              We attempt to control risk by             within the REIT sector. For instance,
fundamentals-driven investment process,      diversification of property types,           occupancies at malls continued to
including property market cycle analysis,    geographic location and limiting the size    improve. Rent spreads--the difference
property evaluation, and management          of any one holding.                          between what new
review to identify securities with:
                                                We consider selling a holding when:

                                             o relative valuation falls below desired
                                             levels

                                             o risk/return relationships change
                                             significantly
                                                                                                                        (continued)

================================================================    ================================================================

PORTFOLIO COMPOSITION                                               TOP 10 HOLDINGS*
By property type
                                                                     1. Simon Property Group, Inc.                              7.5%
Regional Malls                                             21.2%     2. General Growth Properties, Inc.                         7.3
Office Properties                                          18.8      3. ProLogis                                                5.6
Apartments                                                 15.1      4. Boston Properties, Inc.                                 4.4
Lodging-Resorts                                            11.1      5. Vornado Realty Trust                                    4.3
Industrial Properties                                      10.4      6. Equity Residential                                      4.2
Shopping Centers                                            8.6      7. Host Marriott Corp.                                     3.9
Diversified                                                 7.9      8. Macerich Co. (The)                                      3.7
Self Storage Facilities                                     2.5      9. SL Green Realty Corp.                                   3.4
Specialty Properties                                        1.6     10. Archstone-Smith Trust                                   3.3
Healthcare                                                  1.1
Money Market Funds Plus Other Assets Less Liabilities       1.7     TOTAL NET ASSETS                                  $1.47 BILLION

The Fund's holdings are subject to                                  TOTAL NUMBER OF HOLDINGS*                                    82
change, and there is no assurance that
the Fund will continue to hold any                                  ================================================================
particular security.

*Excluding money market fund holdings.

================================================================

AIM REAL ESTATE FUND

leases pay compared to expiring                 Our lack of exposure to Equity Office                      JOE V. RODRIGUEZ, JR.,
leases--also continued to show strong        Properties--a stock which is heavily            [RODRIGUEZ    Director of Securities
growth.                                      weighted in the MSCI US REIT                      PHOTO]      Management, INVESCO Real
                                             Index--proved a drag on the Fund's                            Estate, is lead
   Many of our top contributors were         comparative performance as the stock                          portfolio manager of AIM
regional malls including GENERAL GROWTH      appreciated significantly during 2005. We                     Real Estate Fund. He
PROPERTIES. This Chicago-based company,      do not own the stock given concerns          oversees all phases of the unit including
the second-largest owner/operator of         related to their concentration in lagging    securities research and administration.
malls in the U.S., continues to exhibit      markets, dividend coverage and relative      Mr. Rodriguez began his investment career
long and stable lease patterns--qualities    valuation.                                   in 1983 and joined INVESCO Real Estate,
that we believe make this an attractive                                                   the Dallas-based investment management
investment. The company's second quarter        During the reporting period, there        affiliate of INVESCO Institutional
2005 funds from operations--a measure        were no major changes to the portfolio.      (N.A.), Inc., in 1990. He has served on
often used to gauge a real estate            We remained well diversified both by         the editorial boards of the National
investment trust's performance--increased    property type and geographic location. We    Association of Real Estate Investment
16.6% from the comparable period in 2004.    continued to hold a small position in        Trusts (NAREIT) as well as the
                                             foreign companies as we believe they         Institutional Real Estate Securities
   We also have conviction in                often offer attractive valuations            Newsletter. He is a member of the
lodging-resorts as we believe this           compared to some opportunities in the        National Association of Business
property type is in the midst of a           U.S.                                         Economists, American Real Estate Society
recovery. Increased business and leisure                                                  and the Institute of Certified Financial
travel combined with improving economic      IN CLOSING                                   Planners. He also served as adjunct
growth has led to a more positive                                                         professor of economics at the University
supply/demand equation for hotels. New       We are encouraged by the resiliency of       of Texas at Dallas. In addition, Mr.
construction of high-end hotels--a           the REIT market during the fiscal year.      Rodriguez was a contributing author to
segment of the market we find                During the reporting period, we believe      Real Estate Investment Trusts: Structure
attractive--remains limited, while the       REIT prices largely reflected fair levels    Analysis and Strategy, published by
supply of rooms in certain cities is         relative to the value of their underlying    McGraw Hill. Mr. Rodriguez received his
tight. Many of our lodging investments       property holdings. Although REIT prices      B.B.A. in economics and finance as well
have benefited from this trend including     increased, we believe occupancy and          as his M.B.A. in finance from Baylor
STARWOOD HOTELS & RESORTS, HOST MARRIOTT     rental rates supported that growth and       University.
and HILTON HOTELS. All of these hotels       that REIT fundamentals continued to
reported strong second quarter 2005          improve.                                                      MARK D. BLACKBURN,
results and were trading near 52-week                                                        [BLACKBURN    Chartered Financial
highs at the close of the reporting             During the reporting period, investors         PHOTO]      Analyst, Director of
period.                                      continued to express a preference for                         Securities Research,
                                             securities backed by tangible assets. We                      INVESCO Real Estate, is
   Apartment REITs also performed well.      appreciate your continued participation                       portfolio manager of AIM
Apartment operating fundamentals have        in AIM Real Estate Fund and the trust you    Real Estate Fund. Prior to joining
continued to slowly improve. Condo           have given us as your managers.              INVESCO in 1998, he worked as an
conversions are also reducing the supply                                                  associate director of research, focusing
of the rental units available and has        The views and opinions expressed in          on equity securities research and
helped landlords gain some degree of         management's discussion of Fund              recommendations with a regional brokerage
pricing power. In addition, Gables           performance are those of A I M Advisors,     firm. He has approximately 18 years of
Residential Trust, which is not a Fund       Inc. These views and opinions are subject    experience in institutional investing and
holding, boosted the apartment sector's      to change at any time based on factors       risk management, along with a background
return by announcing plans to be taken       such as market and economic conditions.      in evaluating the high-yield and
private at a significant premium. Similar    These views and opinions may not be          convertible securities markets. Mr.
stocks, such as Fund holding AVALONBAY       relied upon as investment advice or          Blackburn received a B.S. in accounting
COMMUNITIES benefited from the news.         recommendations, or as an offer for a        from Louisiana State University and an
                                             particular security. The information is      M.B.A. from Southern Methodist
   Despite the strong performance by the     not a complete analysis of every aspect      University. He is a Certified Public
REIT market during the fiscal year, a few    of any market, country, industry,            Accountant and a member of the National
holdings detracted from Fund performance.    security or the Fund. Statements of fact     Association of Real Estate Investment
MULTIPLEX GROUP, a diversified Australian    are from sources considered reliable, but    Trusts.
LPT (the Australian equivalent to a U.S.     A I M Advisors, Inc. makes no
REIT), is building Wembley National          representation or warranty as to their                        JAMES W. TROWBRIDGE,
Stadium in the United Kingdom. Cost          completeness or accuracy. Although              [TROWBRIDGE   portfolio manager,
overruns on the project, however, have       historical performance is no guarantee of          PHOTO]     INVESCO Real Estate, is
had a significant impact on the stock. We    future results, these insights may help                       portfolio manager of AIM
sold the position during the fiscal year.    you understand our investment management                      Real Estate Fund. In
                                             philosophy.                                                   1989, Mr. Trowbridge
                                                                                          joined INVESCO Real Estate. With 30 years
                                                See important Fund and index              of real estate investment experience for
                                                disclosures inside front cover.           major institutional investors, Mr.
                                                                                          Trowbridge is responsible for integrating
                                                                                          his knowledge into INVESCO's publicly
                                                                                          traded REIT investments. Mr. Trowbridge
                                                                                          received his B.S. in finance from Indiana
                                                                                          University, where he also completed
                                                                                          graduate work. He is a member of the
                                                                                          National Association of Real Estate
                                                                                          Investment Trusts.

                                                                                          Assisted by the Real Estate Team

AIM REAL ESTATE FUND


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.         The hypothetical account values and
                                             Simply divide your account value by          expenses may not be used to estimate the
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account       actual ending account balance or expenses
two types of costs: (1) transaction          value divided by $1,000 = 8.6), then         you paid for the period. You may use this
costs, which may include sales charges       multiply the result by the number in the     information to compare the ongoing costs
(loads) on purchase payments; contingent     table under the heading entitled "Actual     of investing in the Fund and other funds.
deferred sales charges on redemptions;       Expenses Paid During Period" to estimate     To do so, compare this 5% hypothetical
and redemption fees, if any; and (2)         the expenses you paid on your account        example with the 5% hypothetical examples
ongoing costs, including management fees;    during this period.                          that appear in the shareholder reports of
distribution and/or service fees (12b-1);                                                 the other funds.
and other Fund expenses. This example is     HYPOTHETICAL EXAMPLE FOR
intended to help you understand your         COMPARISON PURPOSES                             Please note that the expenses shown in
ongoing costs (in dollars) of investing                                                   the table are meant to highlight your
in the Fund and to compare these costs       The table below also provides information    ongoing costs only and do not reflect any
with ongoing costs of investing in other     about hypothetical account values and        transactional costs, such as sales
mutual funds. The example is based on an     hypothetical expenses based on the Fund's    charges (loads) on purchase payments,
investment of $1,000 invested at the         actual expense ratio and an assumed rate     contingent deferred sales charges on
beginning of the period and held for the     of return of 5% per year before expenses,    redemptions, and redemption fees, if any.
entire period February 1, 2005, through      which is not the Fund's actual return.       Therefore, the hypothetical information
July 31, 2005.                               The Fund's actual cumulative total           is useful in comparing ongoing costs
                                             returns at net asset value after expenses    only, and will not help you determine the
ACTUAL EXPENSES                              for the six months ended July 31, 2005,      relative total costs of owning different
                                             appear in the table "Cumulative Total        funds. In addition, if these
The table below provides information         Returns" on page 7.                          transactional costs were included, your
about actual account values and actual                                                    costs would have been higher.
expenses. You may use the information in
this table, together with the amount you
invested, to estimate the

====================================================================================================================================

                                                          ACTUAL                                   HYPOTHETICAL
                                                                                       (5% ANNUAL RETURN BEFORE EXPENSES)

                  BEGINNING ACCOUNT     ENDING ACCOUNT             EXPENSES         ENDING ACCOUNT                  EXPENSES
  SHARE                VALUE                VALUE                 PAID DURING           VALUE                      PAID DURING
  CLASS               (2/1/05)           (7/31/05)(1)             PERIOD(2,3)         (7/31/05)                    PERIOD(2,4)
    A                $1,000.00             $1,227.40                 $ 7.51           $1,018.05                      $ 6.80
    B                 1,000.00              1,223.20                  11.36            1,014.58                       10.29
    C                 1,000.00              1,223.20                  11.36            1,014.58                       10.29
    R                 1,000.00              1,227.00                   8.61            1,017.06                        7.80
Investor              1,000.00              1,228.30                   7.02            1,018.50                        6.36

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on page 7.

(2) Expenses are equal to the Fund's annualized expense ratio (1.36%, 2.06%, 2.06%, 1.56% and 1.27% for Class A, B, C, R and
    Investor class shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Effective on July 1, 2005, the distributor contractually agreed to reduce Rule 12b-1 plan fees for
    Class A to 0.25%. The annualized expense ratio restated as if the agreement had been in effect throughout the entire most recent fiscal half year is 1.32% for Class A shares.

(3) The actual expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $7.27 for Class A shares.

(4) The hypothetical expenses paid restated as if the change discussed above had been in effect throughout the most recent fiscal half year are $6.59 for Class A shares.

====================================================================================================================================

                                                                                          [ARROW
                                                                                          BUTTON     For More Information Visit
                                                                                          IMAGE]     AIMINVESTMENTS.COM

AIM REAL ESTATE FUND


YOUR FUND'S LONG-TERM PERFORMANCE

====================================================================================================================================

RESULTS OF A $10,000 INVESTMENT                                                 [MOUNTAIN CHART]

Fund and index data from 7/31/95             DATE                 AIM REAL ESTATE FUND-          S&P 500                MSCI USREIT
                                                                     CLASS C SHARES               INDEX                    INDEX
                                             7/95                        $10000                  $10000                    $10000
                                             8/95                         10043                   10025                     10082
                                             9/95                         10243                   10448                     10296
                                             10/95                         9982                   10410                      9974
                                             11/95                         9926                   10867                     10101
                                             12/95                        10580                   11076                     10750
                                             1/96                         10762                   11453                     10848
                                             2/96                         10860                   11559                     10976
                                             3/96                         10740                   11671                     10966
                                             4/96                         10755                   11843                     10961
                                             5/96                         10944                   12147                     11224
                                             6/96                         11132                   12194                     11434
                                             7/96                         11122                   11655                     11458
                                             8/96                         11666                   11902                     11906
                                             9/96                         12089                   12571                     12177
                                             10/96                        12304                   12917                     12504
                                             11/96                        12971                   13893                     13095
                                             12/96                        14432                   13618                     14608
                                             1/97                         14425                   14468                     14626
                                             2/97                         14338                   14582                     14571
                                             3/97                         14424                   13984                     14641
                                             4/97                         13799                   14818                     14165
                                             5/97                         14260                   15724                     14591
                                             6/97                         15067                   16423                     15362
                                             7/97                         15824                   17729                     15779
                                             8/97                         15772                   16737                     15672
                                             9/97                         17248                   17653                     17154
                                             10/97                        16765                   17064                     16690
                                             11/97                        16788                   17853                     16938
                                             12/97                        17156                   18159                     17322
                                             1/98                         16981                   18360                     17075
                                             2/98                         16709                   19683                     16800
                                             3/98                         17060                   20691                     17197
                                             4/98                         16557                   20903                     16589
                                             5/98                         16305                   20544                     16444
                                             6/98                         15952                   21378                     16442
                                             7/98                         14959                   21152                     15288
                                             8/98                         13064                   18096                     13848
                                             9/98                         13472                   19256                     14706
                                             10/98                        13049                   20820                     14428
                                             11/98                        13238                   22081                     14655
                                             12/98                        13184                   23353                     14394
                                             1/99                         12770                   24329                     14007
                                             2/99                         12574                   23573                     13777
                                             3/99                         12446                   24516                     13702
                                             4/99                         13786                   25465                     15027
                                             5/99                         14077                   24865                     15345
                                             6/99                         13828                   26241                     15060
                                             7/99                         13298                   25425                     14586
                                             8/99                         13286                   25299                     14445
                                             9/99                         12800                   24606                     13841
                                             10/99                        12373                   26163                     13525
                                             11/99                        12123                   26695                     13325
                                             12/99                        12716                   28265                     13739
                                             1/00                         12764                   26845                     13825
                                             2/00                         12561                   26337                     13605
                                             3/00                         13165                   28912                     14104
                                             4/00                         14092                   28042                     15051
                                             5/00                         14188                   27468                     15190
                                             6/00                         14765                   28144                     15567
                                             7/00                         15923                   27704                     16978
                                             8/00                         15192                   29424                     16282
                                             9/00                         15848                   27871                     16783
                                             10/00                        15133                   27753                     15986
                                             11/00                        15392                   25567                     16267
                                             12/00                        16310                   25692                     17423
                                             1/01                         16148                   26603                     17497
                                             2/01                         15786                   24179                     17197
                                             3/01                         15845                   22648                     17338
                                             4/01                         16108                   24407                     17740
                                             5/01                         16346                   24570                     18138
                                             6/01                         17384                   23972                     19232
                                             7/01                         17094                   23736                     18817
                                             8/01                         17685                   22252                     19513
                                             9/01                         17325                   20455                     18733
                                             10/01                        16805                   20845                     18105
                                             11/01                        17464                   22444                     19161
                                             12/01                        17855                   22641                     19658
                                             1/02                         17983                   22311                     19613
                                             2/02                         18366                   21880                     20001
                                             3/02                         19360                   22703                     21290
                                             4/02                         19554                   21327                     21426
                                             5/02                         19863                   21171                     21698
                                             6/02                         20466                   19663                     22321
                                             7/02                         19717                   18131                     21069
                                             8/02                         19640                   18250                     21104
                                             9/02                         19145                   16268                     20337
                                             10/02                        18443                   17699                     19316
                                             11/02                        19171                   18739                     20207
                                             12/02                        19298                   17639                     20375
                                             1/03                         18906                   17178                     19814
                                             2/03                         19286                   16920                     20169
                                             3/03                         19741                   17083                     20592
                                             4/03                         20503                   18490                     21461
                                             5/03                         21463                   19463                     22674
                                             6/03                         21989                   19712                     23194
                                             7/03                         23152                   20060                     24425
                                             8/03                         23416                   20450                     24573
                                             9/03                         24170                   20233                     25443
                                             10/03                        24617                   21377                     25872
                                             11/03                        25934                   21565                     27012
                                             12/03                        26699                   22696                     27861
                                             1/04                         27647                   23112                     29082
                                             2/04                         28250                   23433                     29569
                                             3/04                         29973                   23080                     31218
                                             4/04                         25950                   22718                     26591
                                             5/04                         27627                   23029                     28500
                                             6/04                         28588                   23477                     29308
                                             7/04                         28857                   22700                     29463
                                             8/04                         30756                   22791                     31829
                                             9/04                         30857                   23038                     31766
                                             10/04                        32706                   23390                     33504
                                             11/04                        34230                   24336                     34925
                                             12/04                        36068                   25163                     36633
                                             1/05                         33240                   24550                     33481
                                             2/05                         34084                   25066                     34478
                                             3/05                         33386                   24623                     33908
                                             4/05                         35332                   24156                     35924
                                             5/05                         36332                   24924                     37097
                                             6/05                         37858                   24960                     38959
                                             7/05                         40670                   25888                     41751

                                                                                                               SOURCE: LIPPER, INC.

====================================================================================================================================

The data shown in the chart include             This chart, which is a logarithmic
reinvested distributions, applicable         chart, presents the fluctuations in the
sales charges, Fund expenses and             value of the Fund and its indexes. We
management fees. Index results include       believe that a logarithmic chart is more
reinvested dividends, but they do not        effective than other types of charts in
reflect sales charges. Performance of an     illustrating changes in value during the
index of funds reflects fund expenses and    early years shown in the chart. The
management fees; performance of a market     vertical axis, the one that indicates the
index does not. Performance shown in the     dollar value of an investment, is
chart and table(s) does not reflect          constructed with each segment
deduction of taxes a shareholder would       representing a percent change in the
pay on Fund distributions or sale of Fund    value of the investment. In this chart,
shares. Performance of the indexes does      each segment represents a doubling, or
not reflect the effects of taxes.            100% change, in the value of the
                                             investment. In other words, the space
                                             between $5,000 and $10,000 is the same
                                             size as the space between $10,000 and
                                             $20,000 is the same size as the space
                                             between $20,000 and $40,000 and the space
                                             between $20,000 and $40,000 is the same
                                             as that between $40,000 and $80,000, and
                                             so on.

AIM REAL ESTATE FUND

=========================================    =========================================    =========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

As of 7/31/05, including applicable sales    As of 6/30/05, most recent calendar          6 months ended 7/31/05, excluding
charges                                      quarter-end, including applicable sales      applicable sales charges
                                             charges
CLASS A SHARES                                                                            Class A Shares                     22.74%
Inception (12/31/96)               12.97%    CLASS A SHARES                               Class B Shares                     22.32
 5 Years                           20.25     Inception (12/31/96)               12.16%    Class C Shares                     22.32
 1 Year                            35.11      5 Years                           20.36     Class R Shares                     22.70
                                              1 Year                            26.99     Investor Class Shares              22.83
CLASS B SHARES
Inception (3/3/98)                 12.76%    CLASS B SHARES                               =========================================
 5 Years                           20.44     Inception (3/3/98)                 11.82%
 1 Year                            35.91      5 Years                           20.53
                                              1 Year                            27.40
CLASS C SHARES
Inception (5/1/95)                 15.01%    CLASS C SHARES
10 Years                           15.06     Inception (5/1/95)                 14.34%
 5 Years                           20.62     10 Years                           14.37
 1 Year                            39.90      5 Years                           20.72
                                              1 Year                            31.42
CLASS R SHARES
Inception                          13.45%    CLASS R SHARES
 5 Years                           21.25     Inception                          12.64%
 1 Year                            41.63      5 Years                           21.36
                                              1 Year                            33.18
INVESTOR CLASS SHARES
Inception                          13.64%    INVESTOR CLASS SHARES
 5 Years                           21.46     Inception                          12.82%
 1 Year                            41.98      5 Years                           21.57
                                              1 Year                            33.44

=========================================    =========================================

CLASS R SHARES' INCEPTION DATE IS APRIL         THE PERFORMANCE DATA QUOTED REPRESENT     SHARES DECLINES FROM 5% BEGINNING AT THE
30, 2004. RETURNS SINCE THAT DATE ARE        PAST PERFORMANCE AND CANNOT GUARANTEE        TIME OF PURCHASE TO 0% AT THE BEGINNING
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    COMPARABLE FUTURE RESULTS; CURRENT           OF THE SEVENTH YEAR. THE CDSC ON CLASS C
BLENDED RETURNS OF HISTORICAL CLASS R        PERFORMANCE MAY BE LOWER OR HIGHER.          SHARES IS 1% FOR THE FIRST YEAR AFTER
SHARE PERFORMANCE AND RESTATED CLASS A       PLEASE VISIT AIMINVESTMENTS.COM FOR THE      PURCHASE. CLASS R SHARES DO NOT HAVE A
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      MOST RECENT MONTH-END PERFORMANCE.           FRONT-END SALES CHARGE; RETURNS SHOWN ARE
THE INCEPTION DATE OF CLASS R SHARES) AT     PERFORMANCE FIGURES REFLECT REINVESTED       AT NET ASSET VALUE AND DO NOT REFLECT A
NET ASSET VALUE, ADJUSTED TO REFLECT THE     DISTRIBUTIONS, CHANGES IN NET ASSET VALUE    0.75% CDSC THAT MAY BE IMPOSED ON A TOTAL
HIGHER RULE 12B-1 FEES APPLICABLE TO         AND THE EFFECT OF THE MAXIMUM SALES          REDEMPTION OF RETIREMENT PLAN ASSETS
CLASS R SHARES. CLASS A SHARES' INCEPTION    CHARGE UNLESS OTHERWISE STATED.              WITHIN THE FIRST YEAR. INVESTOR CLASS
DATE IS DECEMBER 31, 1996.                   PERFORMANCE FIGURES DO NOT REFLECT           SHARES DO NOT HAVE A FRONT-END SALES
                                             DEDUCTION OF TAXES A SHAREHOLDER WOULD       CHARGE OR A CDSC; THEREFORE, PERFORMANCE
   INVESTOR CLASS SHARES' INCEPTION DATE     PAY ON FUND DISTRIBUTIONS OR SALE OF FUND    IS AT NET ASSET VALUE.
IS SEPTEMBER 30, 2003. RETURNS SINCE THAT    SHARES. INVESTMENT RETURN AND PRINCIPAL
DATE ARE HISTORICAL RETURNS. ALL OTHER       VALUE WILL FLUCTUATE SO THAT YOU MAY HAVE       THE PERFORMANCE OF THE FUND'S SHARE
RETURNS ARE BLENDED RETURNS OF HISTORICAL    A GAIN OR LOSS WHEN YOU SELL SHARES.         CLASSES WILL DIFFER DUE TO DIFFERENT
INVESTOR CLASS SHARE PERFORMANCE AND                                                      SALES CHARGE STRUCTURES AND CLASS
RESTATED CLASS A SHARE PERFORMANCE (FOR         CLASS A SHARE PERFORMANCE REFLECTS THE    EXPENSES.
PERIODS PRIOR TO THE INCEPTION DATE OF       MAXIMUM 4.75% SALES CHARGE, AND CLASS B
INVESTOR CLASS SHARES) AT NET ASSET VALUE    AND CLASS C SHARE PERFORMANCE REFLECTS          HAD THE ADVISOR NOT WAIVED FEES AND/OR
AND REFLECT THE HIGHER RULE 12B-1 FEES       THE APPLICABLE CONTINGENT DEFERRED SALES     REIMBURSED EXPENSES IN THE PAST,
APPLICABLE TO CLASS A SHARES. CLASS A        CHARGE (CDSC) FOR THE PERIOD INVOLVED.       PERFORMANCE WOULD HAVE BEEN LOWER.
SHARES' INCEPTION DATE IS DECEMBER 31,       THE CDSC ON CLASS B
1996.

AIM REAL ESTATE FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Investment      considered such issues as AIM's portfolio    Based on this review, the Board concluded
Securities Funds (the "Board") oversees      and product review process, various back     that the advisory fee rate for the Fund
the management of AIM Real Estate Fund       office support functions provided by AIM     under the Advisory Agreement was fair and
(the "Fund") and, as required by law,        and AIM's equity and fixed income trading    reasonable.
determines annually whether to approve       operations. Based on the review of these
the continuance of the Fund's advisory       and other factors, the Board concluded       o Expense limitations and fee waivers.
agreement with A I M Advisors, Inc.          that the quality of services to be           The Board noted that AIM has
("AIM"). Based upon the recommendation of    provided by AIM was appropriate and that     contractually agreed to waive advisory
the Investments Committee of the Board,      AIM currently is providing satisfactory      fees of the Fund through December 31,
which is comprised solely of independent     services in accordance with the terms of     2009 to the extent necessary so that the
trustees, at a meeting held on June 30,      the Advisory Agreement.                      advisory fees payable by the Fund do not
2005, the Board, including all of the                                                     exceed a specified maximum advisory fee
independent trustees, approved the           o The performance of the Fund relative to    rate, which maximum rate includes
continuance of the advisory agreement        comparable funds. The Board reviewed the     breakpoints and is based on net asset
(the "Advisory Agreement") between the       performance of the Fund during the past      levels. The Board considered the
Fund and AIM for another year, effective     one, three and five calendar years           contractual nature of this fee waiver and
July 1, 2005.                                against the performance of funds advised     noted that it remains in effect until
                                             by other advisors with investment            December 31, 2009. The Board considered
   The Board considered the factors          strategies comparable to those of the        the effect this fee waiver would have on
discussed below in evaluating the            Fund. The Board noted that the Fund's        the Fund's estimated expenses and
fairness and reasonableness of the           performance in such periods was above the    concluded that the levels of fee
Advisory Agreement at the meeting on June    median performance of such comparable        waivers/expense limitations for the Fund
30, 2005 and as part of the Board's          funds. Based on this review, the Board       were fair and reasonable.
ongoing oversight of the Fund. In their      concluded that no changes should be made
deliberations, the Board and the             to the Fund and that it was not necessary    o Breakpoints and economies of scale. The
independent trustees did not identify any    to change the Fund's portfolio management    Board reviewed the structure of the
particular factor that was controlling,      team at this time.                           Fund's advisory fee under the Advisory
and each trustee attributed different                                                     Agreement, noting that it does not
weights to the various factors.              o The performance of the Fund relative to    include any breakpoints. The Board
                                             indices. The Board reviewed the              considered whether it would be
   One of the responsibilities of the        performance of the Fund during the past      appropriate to add advisory fee
Senior Officer of the Fund, who is           one, three and five calendar years           breakpoints for the Fund or whether, due
independent of AIM and AIM's affiliates,     against the performance of the Lipper        to the nature of the Fund and the
is to manage the process by which the        Real Estate Fund Index. The Board noted      advisory fee structures of comparable
Fund's proposed management fees are          that the Fund's performance in such          funds, it was reasonable to structure the
negotiated to ensure that they are           periods was above the performance of such    advisory fee without breakpoints. Based
negotiated in a manner which is at arm's     Index. Based on this review, the Board       on this review, the Board concluded that
length and reasonable. To that end, the      concluded that no changes should be made     it was not necessary to add advisory fee
Senior Officer must either supervise a       to the Fund and that it was not necessary    breakpoints to the Fund's advisory fee
competitive bidding process or prepare an    to change the Fund's portfolio management    schedule. The Board reviewed the level of
independent written evaluation. The          team at this time.                           the Fund's advisory fees, and noted that
Senior Officer has recommended an                                                         such fees, as a percentage of the Fund's
independent written evaluation in lieu of    o Meeting with the Fund's portfolio          net assets, would remain constant under
a competitive bidding process and, upon      managers and investment personnel. With      the Advisory Agreement because the
the direction of the Board, has prepared     respect to the Fund, the Board is meeting    Advisory Agreement does not include any
such an independent written evaluation.      periodically with such Fund's portfolio      breakpoints. The Board noted that AIM has
Such written evaluation also considered      managers and/or other investment             contractually agreed to waive advisory
certain of the factors discussed below.      personnel and believes that such             fees of the Fund through December 31,
In addition, as discussed below, the         individuals are competent and able to        2009 to the extent necessary so that the
Senior Officer made certain                  continue to carry out their                  advisory fees payable by the Fund do not
recommendations to the Board in              responsibilities under the Advisory          exceed a specified maximum advisory fee
connection with such written evaluation.     Agreement.                                   rate, which maximum rate includes
                                                                                          breakpoints and is based on net asset
   The discussion below serves as a          o Overall performance of AIM. The Board      levels. The Board concluded that the
summary of the Senior Officer's              considered the overall performance of AIM    Fund's fee levels under the Advisory
independent written evaluation and           in providing investment advisory and         Agreement therefore would not reflect
recommendations to the Board in              portfolio administrative services to the     economies of scale, although the advisory
connection therewith, as well as a           Fund and concluded that such performance     fee waiver reflects economies of scale.
discussion of the material factors and       was satisfactory.
the conclusions with respect thereto that                                                 o Investments in affiliated money market
formed the basis for the Board's approval    o Fees relative to those of clients of       funds. The Board also took into account
of the Advisory Agreement. After             AIM with comparable investment               the fact that uninvested cash and cash
consideration of all of the factors below    strategies. The Board reviewed the           collateral from securities lending
and based on its informed business           advisory fee rate for the Fund under the     arrangements (collectively, "cash
judgment, the Board determined that the      Advisory Agreement. The Board noted that     balances") of the Fund may be invested in
Advisory Agreement is in the best            this rate was the same as the advisory       money market funds advised by AIM
interests of the Fund and its                fee rate for a variable insurance fund       pursuant to the terms of an SEC exemptive
shareholders and that the compensation to    advised by AIM and offered to insurance      order. The Board found that the Fund may
AIM under the Advisory Agreement is fair     company separate accounts with investment    realize certain benefits upon investing
and reasonable and would have been           strategies comparable to those of the        cash balances in AIM advised money market
obtained through arm's length                Fund. The Board noted that AIM has agreed    funds, including a higher net return,
negotiations.                                to waive advisory fees of the Fund, as       increased liquidity, increased
                                             discussed below. Based on this review,       diversification or decreased transaction
o The nature and extent of the advisory      the Board concluded that the advisory fee    costs. The Board also found that the Fund
services to be provided by AIM. The Board    rate for the Fund under the Advisory         will not receive reduced services if it
reviewed the services to be provided by      Agreement was fair and reasonable.           invests its cash balances in such money
AIM under the Advisory Agreement. Based                                                   market funds. The Board noted that, to
on such review, the Board concluded that     o Fees relative to those of comparable       the extent the Fund invests in affiliated
the range of services to be provided by      funds with other advisors. The Board         money market funds, AIM has voluntarily
AIM under the Advisory Agreement was         reviewed the advisory fee rate for the       agreed to waive a portion of the advisory
appropriate and that AIM currently is        Fund under the Advisory Agreement. The       fees it receives from the Fund
providing services in accordance with the    Board compared effective contractual         attributable to such investment. The
terms of the Advisory Agreement.             advisory fee rates at a common asset         Board further determined that the
                                             level and noted that the Fund's rate was     proposed securities lending program and
o The quality of services to be provided     comparable to the median rate of the         related procedures with respect to the
by AIM. The Board reviewed the               funds advised by other advisors with         lending Fund is in the best interests of
credentials and experience of the            investment strategies comparable to those    the lending Fund and its respective
officers and employees of AIM who will       of the Fund that the Board reviewed. The     shareholders. The Board therefore
provide investment advisory services to      Board noted that AIM has agreed to waive     concluded that the investment of cash
the Fund. In reviewing the qualifications    advisory fees of the Fund, as discussed      collateral received in connection with
of AIM to provide investment advisory        below.                                       the securities lending program in the
services, the Board reviewed the                                                          money market funds
qualifications of AIM's investment
personnel and

AIM REAL ESTATE FUND

according to the procedures is in the        satisfactory non-investment advisory         performance of the Fund during the past
best interests of the lending Fund and       services.                                    one, three and five calendar years
its respective shareholders.                                                              against the performance of funds advised
                                             o Other factors and current trends. In       by other advisors with investment
o Independent written evaluation and         determining whether to continue the          strategies comparable to those of the
recommendations of the Fund's Senior         Advisory Agreement for the Fund, the         Fund. The Board noted that the Fund's
Officer. The Board noted that, upon their    Board considered the fact that AIM, along    performance in such periods was above the
direction, the Senior Officer of the Fund    with others in the mutual fund industry,     median performance of such comparable
had prepared an independent written          is subject to regulatory inquiries and       funds. Based on this review, the Board
evaluation in order to assist the Board      litigation related to a wide range of        concluded that no changes should be made
in determining the reasonableness of the     issues. The Board also considered the        to the Fund and that it was not necessary
proposed management fees of the AIM          governance and compliance reforms being      to change the Fund's portfolio management
Funds, including the Fund. The Board         undertaken by AIM and its affiliates,        team at this time.
noted that the Senior Officer's written      including maintaining an internal
evaluation had been relied upon by the       controls committee and retaining an          o The performance of the Fund relative to
Board in this regard in lieu of a            independent compliance consultant, and       indices. The Board reviewed the
competitive bidding process. In              the fact that AIM has undertaken to cause    performance of the Fund during the past
determining whether to continue the          the Fund to operate in accordance with       one, three and five calendar years
Advisory Agreement for the Fund, the         certain governance policies and              against the performance of the Lipper
Board considered the Senior Officer's        practices. The Board concluded that these    Real Estate Fund Index. The Board noted
written evaluation and the recommendation    actions indicated a good faith effort on     that the Fund's performance in such
made by the Senior Officer to the Board      the part of AIM to adhere to the highest     periods was above the performance of such
that the Board consider implementing a       ethical standards, and determined that       Index. The Board also noted that the
process to assist them in more closely       the current regulatory and litigation        performance of such Index does not
monitoring the performance of the AIM        environment to which AIM is subject          reflect fees, while the performance of
Funds. The Board concluded that it would     should not prevent the Board from            the Fund does reflect fees. Based on this
be advisable to implement such a process     continuing the Advisory Agreement for the    review, the Board concluded that no
as soon as reasonably practicable.           Fund.                                        changes should be made to the Fund and
                                                                                          that it was not necessary to change the
o Profitability of AIM and its               APPROVAL OF SUB-ADVISORY AGREEMENT           Fund's portfolio management team at this
affiliates. The Board reviewed                                                            time.
information concerning the profitability     The Board oversees the management of the
of AIM's (and its affiliates') investment    Fund and, as required by law, determines     o Meetings with the Fund's portfolio
advisory and other activities and its        annually whether to approve the              managers and investment personnel. The
financial condition. The Board considered    continuance of the Fund's sub-advisory       Board is meeting periodically with the
the overall profitability of AIM, as well    agreement. Based upon the recommendation     Fund's portfolio managers and/or other
as the profitability of AIM in connection    of the Investments Committee of the          investment personnel and believes that
with managing the Fund. The Board noted      Board, which is comprised solely of          such individuals are competent and able
that AIM's operations remain profitable,     independent trustees, at a meeting held      to continue to carry out their
although increased expenses in recent        on June 30, 2005, the Board, including       responsibilities under the Sub-Advisory
years have reduced AIM's profitability.      all of the independent trustees, approved    Agreement.
Based on the review of the profitability     the continuance of the sub-advisory
of AIM's and its affiliates' investment      agreement (the "Sub-Advisory Agreement")     o Overall performance of the Sub-Advisor.
advisory and other activities and its        between INVESCO Institutional (N.A.),        The Board considered the overall
financial condition, the Board concluded     Inc. (the "Sub-Advisor") and AIM with        performance of the Sub-Advisor in
that the compensation to be paid by the      respect to the Fund for another year,        providing investment advisory services to
Fund to AIM under its Advisory Agreement     effective July 1, 2005.                      the Fund and concluded that such
was not excessive.                                                                        performance was satisfactory.
                                                The Board considered the factors
o Benefits of soft dollars to AIM. The       discussed below in evaluating the            o Advisory fees, expense limitations and
Board considered the benefits realized by    fairness and reasonableness of the           fee waivers, and breakpoints and
AIM as a result of brokerage transactions    Sub-Advisory Agreement at the meeting on     economies of scale. In reviewing these
executed through "soft dollar"               June 30, 2005 and as part of the Board's     factors, the Board considered only the
arrangements. Under these arrangements,      ongoing oversight of the Fund. In their      advisory fees charged to the Fund by AIM
brokerage commissions paid by the Fund       deliberations, the Board and the             and did not consider the sub-advisory
and/or other funds advised by AIM are        independent trustees did not identify any    fees paid by AIM to the Sub-Advisor. The
used to pay for research and execution       particular factor that was controlling,      Board believes that this approach is
services. This research is used by AIM in    and each trustee attributed different        appropriate because the sub-advisory fees
making investment decisions for the Fund.    weights to the various factors.              have no effect on the Fund or its
The Board concluded that such                                                             shareholders, as they are paid by AIM
arrangements were appropriate.                  The discussion below serves as a          rather than the Fund. Furthermore, AIM
                                             discussion of the material factors and       and the Sub-Advisor are affiliates and
o AIM's financial soundness in light of      the conclusions with respect thereto that    the Board believes that the allocation of
the Fund's needs. The Board considered       formed the basis for the Board's approval    fees between them is a business matter,
whether AIM is financially sound and has     of the Sub-Advisory Agreement. After         provided that the advisory fees charged
the resources necessary to perform its       consideration of all of the factors below    to the Fund are fair and reasonable.
obligations under the Advisory Agreement,    and based on its informed business
and concluded that AIM has the financial     judgment, the Board determined that the      o Profitability of AIM and its
resources necessary to fulfill its           Sub-Advisory Agreement is in the best        affiliates. The Board reviewed
obligations under the Advisory Agreement.    interests of the Fund and its                information concerning the profitability
                                             shareholders.                                of AIM's (and its affiliates') investment
o Historical relationship between the                                                     advisory and other activities and its
Fund and AIM. In determining whether to      o The nature and extent of the advisory      financial condition. The Board considered
continue the Advisory Agreement for the      services to be provided by the               the overall profitability of AIM, as well
Fund, the Board also considered the prior    Sub-Advisor. The Board reviewed the          as the profitability of AIM in connection
relationship between AIM and the Fund, as    services to be provided by the               with managing the Fund. The Board noted
well as the Board's knowledge of AIM's       Sub-Advisor under the Sub-Advisory           that AIM's operations remain profitable,
operations, and concluded that it was        Agreement. Based on such review, the         although increased expenses in recent
beneficial to maintain the current           Board concluded that the range of            years have reduced AIM's profitability.
relationship, in part, because of such       services to be provided by the               Based on the review of the profitability
knowledge. The Board also reviewed the       Sub-Advisor under the Sub-Advisory           of AIM's and its affiliates' investment
general nature of the non-investment         Agreement was appropriate and that the       advisory and other activities and its
advisory services currently performed by     Sub-Advisor currently is providing           financial condition, the Board concluded
AIM and its affiliates, such as              services in accordance with the terms of     that the compensation to be paid by the
administrative, transfer agency and          the Sub-Advisory Agreement.                  Fund to AIM under its Advisory Agreement
distribution services, and the fees                                                       was not excessive.
received by AIM and its affiliates for       o The quality of services to be provided
performing such services. In addition to     by the Sub-Advisor. The Board reviewed       o The Sub-Advisor's financial soundness
reviewing such services, the trustees        the credentials and experience of the        in light of the Fund's needs. The Board
also considered the organizational           officers and employees of the Sub-Advisor    considered whether the Sub-Advisor is
structure employed by AIM and its            who will provide investment advisory         financially sound and has the resources
affiliates to provide those services.        services to the Fund. Based on the review    necessary to perform its obligations
Based on the review of these and other       of these and other factors, the Board        under the Sub-Advisory Agreement, and
factors, the Board concluded that AIM and    concluded that the quality of services to    concluded that the Sub-Advisor has the
its affiliates were qualified to continue    be provided by the Sub-Advisor was           financial resources necessary to fulfill
to provide non-investment advisory           appropriate, and that the Sub-Advisor        its obligations under the Sub-Advisory
services to the Fund, including              currently is providing satisfactory          Agreement.
administrative, transfer agency and          services in accordance with the terms of
distribution services, and that AIM and      the Sub-Advisory Agreement.
its affiliates currently are providing
                                             o The performance of the Fund relative to
                                             comparable funds. The Board reviewed the

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05


AIM REAL ESTATE FUND

                                             =========================================
INSTITUTIONAL CLASS SHARES                                                                   PLEASE NOTE THAT PAST PERFORMANCE IS
                                             AVERAGE ANNUAL TOTAL RETURNS                 NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been           For periods ended 7/31/05                    RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class                                                   THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview     Inception                          13.70%    REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings. Institutional     5 Years                           21.58     ASSET VALUE. INVESTMENT RETURN AND
Class shares are offered exclusively to       1 Year                            42.56     PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
institutional investors, including            6 Months*                         23.02     SHARES, WHEN REDEEMED, MAY BE WORTH MORE
defined contribution plans that meet                                                      OR LESS THAN THEIR ORIGINAL COST. SEE
certain criteria.                            AVERAGE ANNUAL TOTAL RETURNS                 FULL REPORT FOR INFORMATION ON
                                             For periods ended 6/30/05, most recent       COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             calendar quarter-end                         YOUR FUND PROSPECTUS FOR MORE
                                                                                          INFORMATION. FOR THE MOST CURRENT
                                             Inception                          12.88%    MONTH-END PERFORMANCE, PLEASE CALL
                                              5 Years                           21.69     800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                              1 Year                            34.07
                                              6 Months*                          5.60

                                             *Cumulative total return that has not
                                             been annualized

                                             =========================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT NAV.

                                             INSTITUTIONAL CLASS SHARES' INCEPTION
                                             DATE IS APRIL 30, 2004. RETURNS SINCE
                                             THAT DATE ARE HISTORICAL RETURNS. ALL
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS A SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12B-1 FEES APPLICABLE TO
=========================================    CLASS A SHARES. CLASS A SHARES' INCEPTION
                                             DATE IS DECEMBER 31, 1996. INSTITUTIONAL
NASDAQ SYMBOL                     IARIX      CLASS SHARES WOULD HAVE HAD DIFFERENT
                                             RETURNS DUE TO DIFFERENCES IN THE EXPENSE
=========================================    STRUCTURE OF THE INSTITUTIONAL CLASS.

                                             HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             HAVE BEEN LOWER.

                                                                                       Over for information on your Fund's expenses.


                       FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
  --Registered Trademark--                        --Registered Trademark--


                               AIMINVESTMENTS.COM                      REA-INS-1

INFORMATION ABOUT YOUR FUND'S EXPENSES


CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      divide your account value by $1,000 (for        The hypothetical account values and
                                             example, an $8,600 account value divided     expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 = 8.6), then multiply the          actual ending account balance or expenses
ongoing costs, including management fees     result by the number in the table under      you paid for the period. You may use this
and other Fund expenses. This example is     the heading entitled "Actual Expenses        information to compare the ongoing costs
intended to help you understand your         Paid During Period" to estimate the          of investing in the Fund and other funds.
ongoing costs (in dollars) of investing      expenses you paid on your account during     To do so, compare this 5% hypothetical
in the Fund and to compare these costs       this period.                                 example with the 5% hypothetical examples
with ongoing costs of investing in other                                                  that appear in the shareholder reports of
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                     the other funds.
investment of $1,000 invested at the         COMPARISON PURPOSES
beginning of the period and held for the                                                     Please note that the expenses shown in
entire period February 1, 2005, through      The table below also provides information    the table are meant to highlight your
July 31, 2005.                               about hypothetical account values and        ongoing costs only. Therefore, the
                                             hypothetical expenses based on the Fund's    hypothetical information is useful in
ACTUAL EXPENSES                              actual expense ratio and an assumed rate     comparing ongoing costs only, and will
                                             of return of 5% per year before expenses,    not help you determine the relative total
The table below provides information         which is not the Fund's actual return.       costs of owning different funds.
about actual account values and actual       The Fund's actual cumulative total return
expenses. You may use the information in     after expenses for the six months ended
this table, together with the amount you     July 31, 2005, appears in the table on
invested, to estimate the expenses that      the front of this supplement.
you paid over the period. Simply

====================================================================================================================================

                                                            ACTUAL                                    HYPOTHETICAL
                                                                                         (5% ANNUAL RETURN BEFORE EXPENSES)

                     BEGINNING ACCOUNT    ENDING ACCOUNT             EXPENSES         ENDING ACCOUNT                   EXPENSES
    SHARE                 VALUE               VALUE                 PAID DURING           VALUE                       PAID DURING
    CLASS               (2/1/05)           (7/31/05)(1)              PERIOD(2)          (7/31/05)                      PERIOD(2)
Institutional          $1,000.00            $1,230.20                  $4.76            $1,020.53                        $4.31

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended July 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.86% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================

                               AIMINVESTMENTS.COM                      REA-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
REAL ESTATE INVESTMENT TRUSTS, COMMON STOCKS
  & OTHER EQUITY INTERESTS-98.28%

APARTMENTS-15.13%

American Campus Communities, Inc.                 292,600   $    7,329,630
--------------------------------------------------------------------------
Archstone-Smith Trust                           1,130,517       48,046,973
--------------------------------------------------------------------------
AvalonBay Communities, Inc.                       503,900       44,121,484
--------------------------------------------------------------------------
Camden Property Trust                             266,300       14,721,064
--------------------------------------------------------------------------
Canadian Apartment Properties Real Estate
  Investment Trust (Canada)                       112,000        1,335,620
--------------------------------------------------------------------------
Education Realty Trust, Inc.                      246,500        4,888,095
--------------------------------------------------------------------------
Equity Residential                              1,539,000       62,175,600
--------------------------------------------------------------------------
Essex Property Trust, Inc.                        316,400       29,064,504
--------------------------------------------------------------------------
GMH Communities Trust                             125,900        1,887,241
--------------------------------------------------------------------------
Post Properties, Inc.                              96,700        3,859,297
--------------------------------------------------------------------------
United Dominion Realty Trust, Inc.                200,300        5,097,635
==========================================================================
                                                               222,527,143
==========================================================================

DIVERSIFIED-7.89%

CapitaCommercial Trust (Singapore)(a)           1,256,400        1,145,888
--------------------------------------------------------------------------
Capital & Regional PLC (United Kingdom)(a)        306,400        4,162,795
--------------------------------------------------------------------------
CapitaLand Ltd. (Singapore)(a)                  1,015,000        1,722,020
--------------------------------------------------------------------------
Colonial Properties Trust                         159,000        7,539,780
--------------------------------------------------------------------------
Cominar Real Estate Investment Trust (Canada)     142,600        2,233,985
--------------------------------------------------------------------------
Cousins Properties Inc.-Series B, 7.50% Pfd        91,600        2,331,220
--------------------------------------------------------------------------
Hang Lung Properties Ltd. (Hong Kong)(a)        1,729,000        2,739,851
--------------------------------------------------------------------------
Hongkong Land Holdings Ltd. (Bermuda)(a)        1,533,000        4,988,131
--------------------------------------------------------------------------
Hysan Development Co. Ltd. (Hong Kong)(a)       1,457,000        3,431,027
--------------------------------------------------------------------------
Land Securities Group PLC (United Kingdom)(a)     207,400        5,070,395
--------------------------------------------------------------------------
Mitsui Fudosan Co., Ltd. (Japan)(a)               304,000        3,449,268
--------------------------------------------------------------------------
Singapore Land Ltd. (Singapore)(a)                416,000        1,445,729
--------------------------------------------------------------------------
Sino Land Co. Ltd. (Hong Kong)(a)               1,503,406        1,769,415
--------------------------------------------------------------------------
Sun Hung Kai Properties Ltd. (Hong Kong)(a)       783,000        8,054,322
--------------------------------------------------------------------------
TOKYU REIT, Inc. (Japan)(a)                           457        3,111,572
--------------------------------------------------------------------------
Vornado Realty Trust                              710,200       62,952,128
==========================================================================
                                                               116,147,526
==========================================================================

HEALTHCARE-1.11%

Ventas, Inc.                                      506,600       16,358,114
==========================================================================

INDUSTRIAL PROPERTIES-10.36%

AMB Property Corp.                                205,800        9,464,742
--------------------------------------------------------------------------
Ascendas Real Estate Investment Trust
  (Singapore)(a)                                1,476,600        2,091,468
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
INDUSTRIAL PROPERTIES-(CONTINUED)

Catellus Development Corp.                        311,996   $   11,250,576
--------------------------------------------------------------------------
CenterPoint Properties Trust                      920,100       40,355,586
--------------------------------------------------------------------------
First Potomac Realty Trust                         96,800        2,550,680
--------------------------------------------------------------------------
Macquarie Goodman Group (Australia)(a)            516,200        1,584,646
--------------------------------------------------------------------------
ProLogis                                        1,807,870       82,366,557
--------------------------------------------------------------------------
Summit Real Estate Investment Trust (Canada)      156,400        2,809,145
==========================================================================
                                                               152,473,400
==========================================================================

LODGING-RESORTS-11.11%

Eagle Hospitality Properties Trust,
  Inc.-Series A, 8.25% Pfd.(b)                     62,200        1,611,372
--------------------------------------------------------------------------
Equity Inns Inc.                                  496,375        6,666,316
--------------------------------------------------------------------------
Fairmont Hotels & Resorts Inc. (Canada)           176,600        5,711,244
--------------------------------------------------------------------------
Hersha Hospitality Trust-Series A, 8.00%
  Pfd.(b)                                          55,700        1,401,206
--------------------------------------------------------------------------
Hilton Hotels Corp.                             1,644,300       40,696,425
--------------------------------------------------------------------------
Host Marriott Corp.                             3,043,825       56,767,336
--------------------------------------------------------------------------
La Quinta Corp.(c)                                601,800        5,416,200
--------------------------------------------------------------------------
LaSalle Hotel Properties                          102,900        3,582,978
--------------------------------------------------------------------------
Orient-Express Hotels Ltd.-Class A (Bermuda)      157,200        5,035,116
--------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, Inc.(d)      578,000       36,598,960
==========================================================================
                                                               163,487,153
==========================================================================

OFFICE PROPERTIES-18.82%

Alexandria Real Estate Equities, Inc.             252,200       20,289,490
--------------------------------------------------------------------------
Alexandria Real Estate Equities, Inc.-Series
  C, 8.38% Pfd                                     28,200          743,634
--------------------------------------------------------------------------
American Financial Realty Trust                   634,100        9,131,040
--------------------------------------------------------------------------
Arden Realty, Inc.                                258,300       10,313,919
--------------------------------------------------------------------------
Boston Properties, Inc.                           845,100       64,354,365
--------------------------------------------------------------------------
Brandywine Realty Trust                           387,700       12,561,480
--------------------------------------------------------------------------
Brookfield Properties Corp. (Canada)              665,300       19,293,700
--------------------------------------------------------------------------
CarrAmerica Realty Corp.                          378,000       14,681,520
--------------------------------------------------------------------------
Derwent Valley Holdings PLC (United
  Kingdom)(a)                                     318,700        6,819,665
--------------------------------------------------------------------------
Digital Realty Trust, Inc.-Series A, 8.50%
  Pfd                                              44,400        1,171,272
--------------------------------------------------------------------------
Prentiss Properties Trust                         355,800       14,399,226
--------------------------------------------------------------------------
Reckson Associates Realty Corp.                   512,900       18,013,048
--------------------------------------------------------------------------
SL Green Realty Corp.                             709,400       49,445,180
--------------------------------------------------------------------------
Trizec Properties, Inc.                         1,620,000       35,591,400
==========================================================================
                                                               276,808,939
==========================================================================

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------

REGIONAL MALLS-21.20%

CapitaMall Trust (Singapore)(a)                   955,300   $    1,485,628
--------------------------------------------------------------------------
CBL & Associates Properties, Inc.-Series D,
  7.38% Pfd                                        46,100        1,169,096
--------------------------------------------------------------------------
General Growth Properties, Inc.                 2,343,400      107,749,532
--------------------------------------------------------------------------
Liberty International PLC (United Kingdom)(a)     163,000        2,761,792
--------------------------------------------------------------------------
Macerich Co. (The)                                773,500       54,315,170
--------------------------------------------------------------------------
Mills Corp. (The)                                 456,400       29,693,384
--------------------------------------------------------------------------
Simon Property Group, Inc.                      1,381,000      110,120,940
--------------------------------------------------------------------------
Taubman Centers, Inc.-Series G, 8.00% Pfd          44,800        1,155,840
--------------------------------------------------------------------------
Westfield Group (Australia)(a)                    249,900        3,395,268
==========================================================================
                                                               311,846,650
==========================================================================

SELF STORAGE FACILITIES-2.47%

Extra Space Storage Inc.                          190,200        3,069,828
--------------------------------------------------------------------------
Public Storage, Inc.                              387,800       25,885,650
--------------------------------------------------------------------------
U-Store-It Trust                                  366,800        7,391,020
==========================================================================
                                                                36,346,498
==========================================================================

SHOPPING CENTERS-8.58%

Citycon Oyj (Finland)(a)                          558,600        2,158,617
--------------------------------------------------------------------------
Developers Diversified Realty Corp.               922,500       44,898,075
--------------------------------------------------------------------------
Federal Realty Investment Trust                   321,400       20,990,634
--------------------------------------------------------------------------
New Plan Excel Realty Trust                       120,400        3,296,552
--------------------------------------------------------------------------

                                                                MARKET
                                                 SHARES         VALUE
--------------------------------------------------------------------------
SHOPPING CENTERS-(CONTINUED)

Regency Centers Corp.                             705,800   $   43,547,860
--------------------------------------------------------------------------
Urstadt Biddle Properties-Class A                 602,400       11,264,880
==========================================================================
                                                               126,156,618
==========================================================================

SPECIALTY PROPERTIES-1.61%

Capital Automotive REIT                           271,000       10,642,170
--------------------------------------------------------------------------
Entertainment Properties Trust                    181,000        8,244,550
--------------------------------------------------------------------------
Entertainment Properties Trust-Series B,
  7.75% Pfd                                        43,900        1,123,840
--------------------------------------------------------------------------
Spirit Finance Corp.                              315,100        3,705,576
==========================================================================
                                                                23,716,136
==========================================================================
    Total Real Estate Investment Trusts,
      Common Stocks & Other Equity Interests
      (Cost $999,794,303)                                    1,445,868,177
==========================================================================

MONEY MARKET FUNDS-2.02%

Liquid Assets Portfolio-Institutional
  Class(e)                                     14,887,115       14,887,115
--------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(e)    14,887,115       14,887,115
==========================================================================
    Total Money Market Funds (Cost
      $29,774,230)                                              29,774,230
==========================================================================
TOTAL INVESTMENTS-100.30% (Cost
  $1,029,568,533)                                            1,475,642,407
==========================================================================
OTHER ASSETS LESS LIABILITIES-(0.30%)                           (4,388,403)
==========================================================================
NET ASSETS-100.00%                                          $1,471,254,004
__________________________________________________________________________
==========================================================================

Investment Abbreviations:

Pfd.  - Preferred
REIT  - Real Estate Investment Trust

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, the foreign security is fair valued using adjusted closing market prices. The aggregate market value of these securities at July 31, 2005 was $61,387,497, which represented 4.16% of the Fund's Total Investments. See Note 1A.
(b) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $3,012,578, which represented 0.20% of the Fund's Total Investments. See Note 1A.
(c)  Non-income producing security.
(d)  Each unit represents one common share and one Class B share.
(e) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $999,794,303)                               $1,445,868,177
------------------------------------------------------------
Investments in affiliated money market funds
  (cost $29,774,230)                              29,774,230
============================================================
    Total investments (cost $1,029,568,533)    1,475,642,407
============================================================
Receivables for:
  Fund shares sold                                 2,595,980
------------------------------------------------------------
  Dividends                                        1,073,699
------------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                                52,668
------------------------------------------------------------
Other assets                                          88,694
============================================================
    Total assets                               1,479,453,448
____________________________________________________________
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            5,353,766
------------------------------------------------------------
  Fund shares reacquired                           1,750,526
------------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                  82,029
------------------------------------------------------------
Accrued distribution fees                            576,824
------------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                             1,858
------------------------------------------------------------
Accrued transfer agent fees                          317,292
------------------------------------------------------------
Accrued operating expenses                           117,149
============================================================
    Total liabilities                              8,199,444
============================================================
Net assets applicable to shares outstanding   $1,471,254,004
============================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                 $  988,569,702
------------------------------------------------------------
Undistributed net investment income                 (385,257)
------------------------------------------------------------
Undistributed net realized gain from
  investment securities and foreign
  currencies                                      37,002,806
------------------------------------------------------------
Unrealized appreciation of investment
  securities and foreign currencies              446,066,753
============================================================
                                              $1,471,254,004
____________________________________________________________
============================================================

NET ASSETS:

Class A                                       $  940,003,418
____________________________________________________________
============================================================
Class B                                       $  254,135,250
____________________________________________________________
============================================================
Class C                                       $  209,723,340
____________________________________________________________
============================================================
Class R                                       $    6,832,030
____________________________________________________________
============================================================
Investor Class                                $   41,888,576
____________________________________________________________
============================================================
Institutional Class                           $   18,671,390
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.001 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           32,258,975
____________________________________________________________
============================================================
Class B                                            8,695,439
____________________________________________________________
============================================================
Class C                                            7,190,662
____________________________________________________________
============================================================
Class R                                              234,377
____________________________________________________________
============================================================
Investor Class                                     1,438,571
____________________________________________________________
============================================================
Institutional Class                                  640,705
____________________________________________________________
============================================================
Class A:
  Net asset value per share                   $        29.14
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $29.14 divided by
      95.25%)                                 $        30.59
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per
    share                                     $        29.23
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per
    share                                     $        29.17
____________________________________________________________
============================================================
Class R:
  Net asset value and offering price per
    share                                     $        29.15
____________________________________________________________
============================================================
Investor Class:
  Net asset value and offering price per
    share                                     $        29.12
____________________________________________________________
============================================================
Institutional Class:
  Net asset value and offering price per
    share                                     $        29.14
____________________________________________________________
============================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of $332,999)        $ 31,554,079
--------------------------------------------------------------------------
Dividends from affiliated money market funds                     1,255,072
==========================================================================
    Total investment income                                     32,809,151
==========================================================================

EXPENSES:

Advisory fees                                                   10,025,622
--------------------------------------------------------------------------
Administrative services fees                                       306,210
--------------------------------------------------------------------------
Custodian fees                                                     141,429
--------------------------------------------------------------------------
Distribution fees:
  Class A                                                        2,300,582
--------------------------------------------------------------------------
  Class B                                                        2,224,300
--------------------------------------------------------------------------
  Class C                                                        1,670,372
--------------------------------------------------------------------------
  Class R                                                           11,249
--------------------------------------------------------------------------
  Investor Class                                                    80,902
--------------------------------------------------------------------------
Transfer agent fees -- A, B, C, R and Investor                   2,550,394
--------------------------------------------------------------------------
Transfer agent fees -- Institutional                                 2,471
--------------------------------------------------------------------------
Trustees' and officer's fees and benefits                           48,627
--------------------------------------------------------------------------
Other                                                              620,796
==========================================================================
    Total expenses                                              19,982,954
==========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (1,505,644)
==========================================================================
    Net expenses                                                18,477,310
==========================================================================
Net investment income                                           14,331,841
==========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FOREIGN CURRENCIES:

Net realized gain (loss) from:
  Investment securities                                         71,539,683
--------------------------------------------------------------------------
  Foreign currencies                                              (286,900)
==========================================================================
                                                                71,252,783
==========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                        297,759,306
--------------------------------------------------------------------------
  Foreign currencies                                                (7,247)
==========================================================================
                                                               297,752,059
==========================================================================
Net gain from investment securities and foreign currencies     369,004,842
==========================================================================
Net increase in net assets resulting from operations          $383,336,683
__________________________________________________________________________
==========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                   2005             2004
--------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   14,331,841    $ 10,807,406
--------------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                    71,252,783      22,859,653
--------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities and foreign currencies                            297,752,059      78,906,825
============================================================================================
    Net increase in net assets resulting from operations         383,336,683     112,573,884
============================================================================================
Distributions to shareholders from net investment income:
  Class A                                                        (11,375,510)     (7,298,271)
--------------------------------------------------------------------------------------------
  Class B                                                         (2,196,678)     (2,846,339)
--------------------------------------------------------------------------------------------
  Class C                                                         (1,682,656)     (1,662,526)
--------------------------------------------------------------------------------------------
  Class R                                                            (36,949)            (57)
--------------------------------------------------------------------------------------------
  Investor Class                                                    (626,622)       (550,046)
--------------------------------------------------------------------------------------------
  Institutional Class                                               (169,964)         (3,372)
============================================================================================
    Total distributions from net investment income               (16,088,379)    (12,360,611)
============================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                        (16,893,275)             --
--------------------------------------------------------------------------------------------
  Class B                                                         (5,885,902)             --
--------------------------------------------------------------------------------------------
  Class C                                                         (4,241,207)             --
--------------------------------------------------------------------------------------------
  Class R                                                            (24,680)             --
--------------------------------------------------------------------------------------------
  Investor Class                                                    (990,234)             --
--------------------------------------------------------------------------------------------
  Institutional Class                                                (91,998)             --
============================================================================================
    Total distributions from net realized gains                  (28,127,296)             --
============================================================================================
    Decrease in net assets resulting from distributions          (44,215,675)    (12,360,611)
============================================================================================
Share transactions-net:
  Class A                                                        314,690,446     189,546,124
--------------------------------------------------------------------------------------------
  Class B                                                         12,540,947      22,366,994
--------------------------------------------------------------------------------------------
  Class C                                                         42,139,832      35,706,292
--------------------------------------------------------------------------------------------
  Class R                                                          5,920,091          23,011
--------------------------------------------------------------------------------------------
  Investor Class                                                   1,276,553      26,243,845
--------------------------------------------------------------------------------------------
  Institutional Class                                             14,836,472         987,334
============================================================================================
    Net increase in net assets resulting from share
     transactions                                                391,404,341     274,873,600
============================================================================================
    Net increase in net assets                                   730,525,349     375,086,873
============================================================================================

NET ASSETS:

  Beginning of year                                              740,728,655     365,641,782
============================================================================================
  End of year (including undistributed net investment income
    of $(385,257) and $(282,197), respectively).              $1,471,254,004    $740,728,655
____________________________________________________________________________________________
============================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Real Estate Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. As of April 29, 2005, the Fund's shares are offered on a limited basis. Public sales of Fund's Investor Class shares are limited to certain investors.

    The Fund's investment objective is to achieve high total return. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

       The Fund recharacterizes distributions received from REIT investments based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available timely from the REIT, the recharacterization will be based on available information which may include the previous year's allocation. If new or additional information becomes available from the REIT at a later date, a recharacterization will be made in the following year. The Fund records as dividend income the amount recharacterized as ordinary income and as realized gain the amount recharacterized as capital gain in the Statement of Operations, and the amount recharacterized as return of capital in the Statement of Changes in Net Assets. These recharacterizations are reflected in the accompanying financial statements.

C. DISTRIBUTIONS -- Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FOREIGN CURRENCY TRANSLATIONS -- Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (i) sales of foreign currencies, (ii) currency gains or losses realized between the trade and settlement dates on securities transactions, and (iii) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

G. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.90% of the Fund's average daily net assets.

    Through December 31, 2009, AIM has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund based on the Fund's average daily net assets do not exceed the annual rate of:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $250 million                                            0.75%
-------------------------------------------------------------------
Next $250 million                                             0.74%
-------------------------------------------------------------------
Next $500 million                                             0.73%
-------------------------------------------------------------------
Next $1.5 billion                                             0.72%
-------------------------------------------------------------------
Next $2.5 billion                                             0.71%
-------------------------------------------------------------------
Next $2.5 billion                                             0.70%
-------------------------------------------------------------------
Next $2.5 billion                                             0.69%
-------------------------------------------------------------------
Over $10 billion                                              0.68%
 __________________________________________________________________
===================================================================


    Under the terms of a master sub-advisory agreement between AIM and INVESCO Institutional (N.A.), Inc. ("INVESCO"), AIM pays INVESCO 40% of the amount of AIM's compensation on the sub-advised assets.

    AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $ $1,213,169.

    At the request of the Trustees of the Trust, AMVESCAP PLC ("AMVESCAP") agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $121,946.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $306,210.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $2,550,394 for Class A, Class B, Class C, Class R and Investor Class share classes and $2,471 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C, Class R and Investor Class shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class B, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of the Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. The Fund, pursuant to the Investor Class Plan, pays ADI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of the Investor Class shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C, Class R or Investor Class shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. Through June 30, 2005, during the periods the Fund was offered on a limited basis, ADI had agreed to waive 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C, Class R and Investor Class shares paid $2,158,649, $2,224,300, $1,670,372, $11,249 and
$80,902, respectively, after ADI waived Plan fees of $141,933 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $485,763 in front-end sales commissions from the sale of Class A shares and $45,538, $114,640, $42,059 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                                 CHANGE
                                                                                   IN
                                                                               UNREALIZED
                            MARKET VALUE     PURCHASES        PROCEEDS        APPRECIATION     MARKET VALUE     DIVIDEND
FUND                          07/31/04        AT COST        FROM SALES      (DEPRECIATION)      07/31/05        INCOME
-------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-Institutional
  Class                     $15,196,858     $202,235,703    $(202,545,446)        $--          $14,887,115     $  623,415
-------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-Institutional
  Class                      15,196,858      202,235,703     (202,545,446)         --           14,887,115        631,657
=========================================================================================================================
  Total                     $30,393,716     $404,471,406    $(405,090,892)        $--          $29,774,230     $1,255,072
_________________________________________________________________________________________________________________________
=========================================================================================================================


                             REALIZED
FUND                        GAIN (LOSS)
--------------------------
Liquid Assets
  Portfolio-Institutional
  Class                         $--
--------------------------
STIC Prime
  Portfolio-Institutional
  Class                          --
==========================
  Total                         $--
__________________________
==========================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $28,596.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $7,518 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005           2004
----------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                                             $20,931,410    $12,215,228
----------------------------------------------------------------------------------------
  Long-term capital gain                                       23,284,265        145,383
========================================================================================
Total distributions                                           $44,215,675    $12,360,611
________________________________________________________________________________________
========================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                     2005
------------------------------------------------------------------------------
Undistributed ordinary income                                   $   12,781,236
------------------------------------------------------------------------------
Undistributed long-term gain                                        30,323,654
------------------------------------------------------------------------------
Unrealized appreciation -- investments                             443,152,934
------------------------------------------------------------------------------
Temporary book/tax differences                                         (61,344)
------------------------------------------------------------------------------
Capital loss carryforward                                           (3,227,386)
------------------------------------------------------------------------------
Post-October currency loss deferral                                   (284,792)
------------------------------------------------------------------------------
Shares of beneficial interest                                      988,569,702
==============================================================================
Total net assets                                                $1,471,254,004
______________________________________________________________________________
==============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and realization of unrealized gains on passive foreign investment companies. The tax-basis unrealized appreciation on investments includes appreciation (depreciation) on foreign currencies of $(7,121).

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited as of July 31, 2005 to utilizing $1,941,450 of capital loss carryforward in the fiscal year ended July 31, 2006.

    The Fund utilized $1,941,450 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2007                                                    $1,088,762
-----------------------------------------------------------------------------
July 31, 2009                                                     2,138,624
=============================================================================
Total capital loss carryforward                                  $3,227,386
_____________________________________________________________________________
=============================================================================

 * Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of November 24, 2003 the date of the reorganization of INVESCO Real Estate Opportunity Fund are realized on securities held in each fund at such date, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

NOTE 8--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $778,393,243 and $397,274,157, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities       $443,447,185
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities         (287,130)
==============================================================================
Net unrealized appreciation of investment securities             $443,160,055
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $1,032,482,352.

NOTE 9--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of foreign currency transactions, proceeds from redemption as a tax distribution, reorganization expenses and passive foreign investment company investments, on July 31, 2005, undistributed net investment income was increased by $1,653,478, undistributed net realized gain (loss) decreased by $5,151,703 and shares of beneficial interest increased by $3,498,225. This reclassification had no effect on the net assets of the Fund.

NOTE 10--SHARE INFORMATION

The Fund currently offers six different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares, Investor Class shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares, Investor Class shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.

                                            CHANGES IN SHARES OUTSTANDING
----------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              --------------------------------------------------------
                                                                       2005 (a)                        2004
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
----------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                     20,559,281    $508,503,644    14,903,883    $299,751,365
----------------------------------------------------------------------------------------------------------------------
  Class B                                                      2,772,915      67,551,339     3,321,613      66,077,962
----------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,113,635      76,355,749     3,156,809      63,545,923
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     276,044       6,995,890         1,119          22,954
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                              738,423      18,311,579       930,779      19,266,503
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         615,816      15,444,739        48,081         995,692
======================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                      1,043,595      26,588,991       338,725       6,808,828
----------------------------------------------------------------------------------------------------------------------
  Class B                                                        284,744       7,287,230       126,922       2,528,943
----------------------------------------------------------------------------------------------------------------------
  Class C                                                        205,604       5,259,753        73,282       1,463,058
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       2,358          61,302             3              57
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                               61,768       1,567,459        25,309         521,885
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                          10,097         261,962           162           3,372
======================================================================================================================
Issued in connection with acquisitions:(d)
  Class A                                                             --              --       601,377      11,125,322
----------------------------------------------------------------------------------------------------------------------
  Class B                                                             --              --        14,428         267,736
----------------------------------------------------------------------------------------------------------------------
  Class C                                                             --              --       122,102       2,261,014
----------------------------------------------------------------------------------------------------------------------
  Investor Class                                                      --              --     1,476,425      27,304,798
======================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        367,458       9,164,386       312,257       6,275,053
----------------------------------------------------------------------------------------------------------------------
  Class B                                                       (366,303)     (9,164,386)     (311,271)     (6,275,053)
======================================================================================================================
Reacquired:
  Class A                                                     (9,245,122)   (229,566,575)   (6,786,421)   (134,414,444)
----------------------------------------------------------------------------------------------------------------------
  Class B                                                     (2,128,480)    (53,133,236)   (2,032,387)    (40,232,594)
----------------------------------------------------------------------------------------------------------------------
  Class C                                                     (1,580,571)    (39,475,670)   (1,590,589)    (31,563,703)
----------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     (45,147)     (1,137,101)           --              --
----------------------------------------------------------------------------------------------------------------------
  Investor Class(c)                                             (758,710)    (18,602,485)   (1,035,423)    (20,849,341)
----------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (32,892)       (870,229)         (559)        (11,730)
======================================================================================================================
                                                              15,894,513    $391,404,341    13,696,626    $274,873,600
______________________________________________________________________________________________________________________
======================================================================================================================

(a) There is one entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 11% of the outstanding shares of the Fund. AIM Distributors has an agreement with this entity to sell Fund shares. The Fund, AIM and/or AIM affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, AIM and/or AIM affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity is also owned beneficially.
(b) Class R shares and Institutional Class shares commenced sales on April 30, 2004.
(c)  Investor Class shares commenced sales on September 30, 2003.
(d) As of the open of business on November 24, 2003, the Fund acquired all of the net assets of INVESCO Real Estate Opportunity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on June 11, 2003 and INVESCO Real Estate Opportunity Fund shareholders on October 28, 2003. The acquisition was accomplished by a tax-free exchange of 2,214,332 shares of the Fund for 4,386,619 shares of INVESCO Real Estate Opportunity Fund outstanding as of the close of business on November 21, 2003. INVESCO Real Estate Opportunity Fund's net assets at that date of $40,958,870, including $5,430,748 of unrealized appreciation, were combined with those of the Fund. The aggregate net assets of the Fund immediately before the acquisition were $427,505,213.

NOTE 11--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                       CLASS A
                                                                                 YEAR ENDED JULY 31,
                                                              ----------------------------------------------------------
                                                                2005           2004        2003       2002        2001
------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.41       $  17.50    $  15.25    $ 13.56    $  13.04
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.38           0.44(a)     0.45(a)    0.47(a)     0.50
------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.41           3.97        2.24       1.68        0.54
========================================================================================================================
    Total from investment operations                              8.79           4.41        2.69       2.15        1.04
========================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.41)         (0.50)      (0.44)     (0.46)      (0.52)
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)            --          --         --          --
========================================================================================================================
    Total distributions                                          (1.06)         (0.50)      (0.44)     (0.46)      (0.52)
========================================================================================================================
Net asset value, end of period                                $  29.14       $  21.41    $  17.50    $ 15.25    $  13.56
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                                  41.87%         25.46%      18.12%     16.10%       8.23%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $940,003       $418,244    $177,901    $86,411    $ 28,400
________________________________________________________________________________________________________________________
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.43%(c)       1.65%       1.72%      1.77%       1.63%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.57%(c)       1.66%       1.72%      1.77%       1.79%
========================================================================================================================
Ratio of net investment income to average net assets              1.52%(c)       2.17%       2.97%      3.25%       3.88%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                             38%            28%         87%        77%         85%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $679,106,517.

                                                                                        CLASS B
                                                                                  YEAR ENDED JULY 31,
                                                                -------------------------------------------------------
                                                                  2005        2004        2003       2002        2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $  21.48    $  17.55    $  15.29    $ 13.59    $  13.07
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                             0.21        0.30(a)     0.36(a)    0.38(a)     0.41
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)            8.44        3.99        2.24       1.68        0.53
=======================================================================================================================
    Total from investment operations                                8.65        4.29        2.60       2.06        0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                             (0.25)      (0.36)      (0.34)     (0.36)      (0.42)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                            (0.65)         --          --         --          --
=======================================================================================================================
    Total distributions                                            (0.90)      (0.36)      (0.34)     (0.36)      (0.42)
=======================================================================================================================
Net asset value, end of period                                  $  29.23    $  21.48    $  17.55    $ 15.29    $  13.59
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                    40.91%      24.66%      17.37%     15.40%       7.42%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $254,135    $174,672    $123,093    $69,557    $ 16,917
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                    2.11%(c)     2.30%      2.37%      2.41%       2.36%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                 2.23%(c)     2.31%      2.37%      2.41%       2.43%
=======================================================================================================================
Ratio of net investment income to average net assets                0.84%(c)     1.52%      2.32%      2.61%       3.15%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                               38%         28%         87%        77%         85%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $222,430,007.

                                                                                       CLASS C
                                                                                 YEAR ENDED JULY 31,
                                                              ---------------------------------------------------------
                                                                2005           2004       2003       2002        2001
-----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  21.44       $  17.52    $ 15.26    $ 13.57    $  13.05
-----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.21           0.30(a)    0.36(a)    0.38(a)     0.41
-----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          8.42           3.98       2.24       1.67        0.53
=======================================================================================================================
    Total from investment operations                              8.63           4.28       2.60       2.05        0.94
=======================================================================================================================
Less distributions:
  Dividends from net investment income                           (0.25)         (0.36)     (0.34)     (0.36)      (0.42)
-----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.65)            --         --         --          --
=======================================================================================================================
    Total distributions                                          (0.90)         (0.36)     (0.34)     (0.36)      (0.42)
=======================================================================================================================
Net asset value, end of period                                $  29.17       $  21.44    $ 17.52    $ 15.26    $  13.57
_______________________________________________________________________________________________________________________
=======================================================================================================================
Total return(b)                                                  40.90%         24.64%     17.41%     15.35%       7.43%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $209,723       $116,872    $64,648    $37,733    $ 22,722
_______________________________________________________________________________________________________________________
=======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  2.11%(c)       2.30%      2.37%      2.41%       2.36%
-----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               2.23%(c)       2.31%      2.37%      2.41%       2.43%
=======================================================================================================================
Ratio of net investment income to average net assets              0.84%(c)       1.52%      2.32%      2.61%       3.15%
_______________________________________________________________________________________________________________________
=======================================================================================================================
Portfolio turnover rate                                             38%            28%        87%        77%         85%
_______________________________________________________________________________________________________________________
=======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges.
(c)  Ratios are based on average daily net assets of $167,037,245.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  21.41           $  19.34
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.35               0.11(a)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           8.41               2.07
=============================================================================================
    Total from investment operations                               8.76               2.18
=============================================================================================
Less distributions:
  Dividends from net investment income                            (0.37)             (0.11)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.65)                --
=============================================================================================
    Total distributions                                           (1.02)             (0.11)
=============================================================================================
Net asset value, end of period                                 $  29.15           $  21.41
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   41.69%             11.29%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $  6,832           $     24
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.61%(c)           1.72%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.73%(c)           1.73%(d)
=============================================================================================
Ratio of net investment income to average net assets               1.34%(c)           2.10%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                           38%                28%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $2,249,698.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                        INVESTOR CLASS
                                                              -----------------------------------
                                                                               SEPTEMBER 30, 2003
                                                                                  (DATE SALES
                                                              YEAR ENDED         COMMENCED) TO
                                                               JULY 31,             JULY 31,
                                                                 2005                 2004
-------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  21.40             $  18.18
-------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.40                 0.39(a)
-------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           8.41                 3.25
=================================================================================================
    Total from investment operations                               8.81                 3.64
=================================================================================================
Less distributions:
  Dividends from net investment income                            (0.44)               (0.42)
-------------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.65)                  --
=================================================================================================
    Total distributions                                           (1.09)               (0.42)
=================================================================================================
Net asset value, end of period                                 $  29.12             $  21.40
_________________________________________________________________________________________________
=================================================================================================
Total return(b)                                                   41.98%               20.13%
_________________________________________________________________________________________________
=================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 41,889             $ 29,896
_________________________________________________________________________________________________
=================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   1.34%(c)             1.51%(d)
-------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.46%(c)             1.54%(d)
=================================================================================================
Ratio of net investment income to average net assets               1.61%(c)             2.31%(d)
_________________________________________________________________________________________________
=================================================================================================
Portfolio turnover rate(e)                                           38%                  28%
_________________________________________________________________________________________________
=================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $36,026,823.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $  21.42           $  19.34
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            0.51               0.14(a)
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)           8.41               2.08
=============================================================================================
    Total from investment operations                               8.92               2.22
=============================================================================================
Less distributions:
  Dividends from net investment income                            (0.55)             (0.14)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                           (0.65)                --
=============================================================================================
    Total distributions                                           (1.20)             (0.14)
=============================================================================================
Net asset value, end of period                                 $  29.14           $  21.42
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   42.56%             11.50%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $ 18,671           $  1,021
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                   0.92%(c)           1.12%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements                1.04%(c)           1.13%(d)
=============================================================================================
Ratio of net investment income to average net assets               2.03%(c)           2.70%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                           38%                28%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $7,107,702.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 12--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 13--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Real Estate Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Real Estate Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS                 SUB-ADVISOR
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers   INVESCO Institutional
Suite 100                     11 Greenway Plaza        Inc.                     LLP                      (N.A.), Inc.
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street    INVESCO Alternatives
                              Houston, TX 77046-1173   Suite 100                Suite 2900               Group division
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678   Three Galleria Tower
                                                                                                         Suite 500
                                                                                                         13155 Noel Road
                                                                                                         Dallas, TX 75240-5042

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 0% is eligible for the dividends received deduction for corporations. The Fund distributed long-term capital gains of $26,784,265 for the Fund's tax year ended July 31, 2005.

For its tax year ended July 31, 2005, the Fund designated 0%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 16.92%, 9.48%, and 8.66%, respectively.

           DOMESTIC EQUITY AIM                      INTERNATIONAL/GLOBAL EQUITY                         FIXED INCOME

Aggressive Growth Fund                       AIM Asia Pacific Growth Fund                 TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                     AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)           AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund            AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                       AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                       AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                        AIM Money Market Fund
AIM Dynamics Fund1                           AIM International Core Equity Fund(1)        AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)      Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                             Premier U.S. Government Money
AIM Mid Cap Core Equity Fund(2)                                                           Portfolio(1)
AIM Mid Cap Growth Fund                                    SECTOR EQUITY
AIM Opportunities I Fund                                                                  TAX-FREE
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund(1)                           AIM High Income Municipal Fund(8)
AIM Premier Equity Fund                      AIM Financial Services Fund(1)               AIM Municipal Bond Fund
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                  AIM Tax-Exempt Cash Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                  AIM Tax-Free Intermediate Fund
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)           Premier Tax-Exempt Portfolio
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)                             AIM ALLOCATION SOLUTIONS
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                       AIM Conservative Allocation Fund
AIM Weingarten Fund                          AIM Utilities Fund(1)                        AIM Growth Allocation Fund(9)
                                                                                          AIM Moderate Allocation Fund
*Domestic equity and income fund                                                          AIM Moderate Growth Allocation Fund
                                                                                          AIM Moderately Conservative
                                                                                          Allocation Fund

                                             ======================================================================================

                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY. FOR
                                             THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR FINANCIAL
                                             ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.

                                             ======================================================================================

(1)The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2)As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(3)Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4)As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5)As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6)Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7)As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8)As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9)Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.


AIMinvestments.com                  REA-AR-1            A I M Distributors, Inc.

                                   [YOUR GOALS. OUR SOLUTIONS.] --Registered Trademark--
--------------------------------------------------------------------------------------
Mutual    Retirement    Annuities     College     Separately   Offshore     Cash          [AIM INVESTMENTS LOGO APPEARS HERE]
Funds     Products                    Savings     Managed      Products     Management          --Registered Trademark--
                                      Plans       Accounts
--------------------------------------------------------------------------------------

                                                        AIM SHORT TERM BOND FUND
                                   Annual Report to Shareholders o July 31, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                         --Registered Trademark--

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===================================================================================================================================
AIM SHORT TERM BOND FUND SEEKS TO ACHIEVE A HIGH LEVEL OF CURRENT INCOME CONSISTENT WITH
PRESERVATION OF CAPITAL.
===================================================================================================================================

o Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.

ABOUT SHARE CLASSES

o Class R shares are available only to       include reinvested dividends, and they        the portfolio, net of all expenses,
certain retirement plans. Please see the     do not reflect sales charges.                 calculated at maximum offering price,
prospectus for more information.             Performance of an index of funds              and annualized.
                                             reflects fund expenses; performance of a
PRINCIPAL RISKS OF INVESTING IN THE FUND     market index does not.                           Had the advisor not waived fees
                                                                                           and/or reimbursed expenses, the 30-day
o The Fund may invest a portion of its       OTHER INFORMATION                             yield would have been 3.88% for Class A
assets in mortgage-backed securities,                                                      shares, 3.28% for Class C shares and
which may lose value if mortgages are        o The returns shown in management's           3.71% for Class R shares.
prepaid in response to falling interest      discussion of Fund performance are based
rates.                                       on net asset values calculated for            The Fund provides a complete list of its
                                             shareholder transactions. Generally           holdings four times in each fiscal year,
o The Fund may invest up to 15% of its       accepted accounting principles require        at the quarter-ends. For the second and
assets in foreign securities, which          adjustments to be made to the net assets      fourth quarters, the lists appear in the
involve risks not associated with            of the Fund at period end for financial       Fund's semiannual and annual reports to
investing solely in the United States.       reporting purposes, and as such, the net      shareholders. For the first and third
                                             asset values for shareholder                  quarters, the Fund files the lists with
ABOUT INDEXES USED IN THIS REPORT            transactions and the returns based on         the Securities and Exchange Commission
                                             those net asset values may differ from        (SEC) on Form N-Q. The most recent list
o The unmanaged LEHMAN U.S. AGGREGATE        the net asset values and returns              of portfolio holdings is available at
BOND INDEX, which represents the U.S.        reported in the Financial Highlights.         AIMinvestments.com. From our home page,
investment-grade fixed-rate bond market                                                    click on Products & Performance, then
(including government and corporate          o Industry classifications used in this       Mutual Funds, then Fund Overview. Select
securities, mortgage pass-through            report are generally according to the         your Fund from the drop-down menu and
securities and asset-backed securities),     Global Industry Classification Standard,      click on Complete Quarterly Holdings.
is compiled by Lehman Brothers, a global     which was developed by and is the             Shareholders can also look up the Fund's
investment bank.                             exclusive property and a service mark of      Forms N-Q on the SEC's Web site at
                                             Morgan Stanley Capital International          sec.gov. And copies of the Fund's Forms
o The unmanaged LIPPER SHORT INVESTMENT      Inc. and Standard & Poor's.                   N-Q may be reviewed and copied at the
GRADE FUND INDEX represents an average                                                     SEC's Public Reference Room at 450 Fifth
of the 30 largest short investment grade     o The Conference Board is a                   Street, N.W., Washington, D.C.
bond funds tracked by Lipper, Inc., an       not-for-profit organization that              20549-0102. You can obtain information
independent mutual fund performance          conducts research and publishes               on the operation of the Public Reference
monitor.                                     information and analysis to help              Room, including information about
                                             businesses strengthen their performance.      duplicating fee charges, by calling
o The unmanaged LEHMAN 1-3 YEAR                                                            202-942-8090 or 800-732-0330, or by
GOVERNMENT/CREDIT BOND INDEX, which          =======================================       electronic request at the following
represents the performance of short-term                                                   e-mail address: publicinfo@sec.gov. The
government and investment-grade              YIELD AND DISTRIBUTION RATE                   SEC file numbers for the Fund are
corporate debt securities, is compiled                                                     811-5686 and 33-39519.
by Lehman Brothers, a well-known global                         30-Day       30-Day
investment bank.                                              Distr. Rate     Yield        A description of the policies and
                                                                                           procedures that the Fund uses to
o The Fund is not managed to track the       Class A Shares      3.22%         3.98%       determine how to vote proxies relating
performance of any particular index,                                                       to portfolio securities is available
including the indexes defined here, and      Class B Shares      2.95          3.78        without charge, upon request, from our
consequently, the performance of the                                                       Client Services department at
Fund may deviate significantly from the      Class R Shares      3.04          3.82        800-959-4246 or on the AIM Web site,
performance of the indexes.                                                                AIMinvestments.com. On the home page,
                                             =======================================       scroll down and click on AIM Funds Proxy
o A direct investment cannot be made in                                                    Policy. The information is also
an index. Unless otherwise indicated,        The Fund's 30-day distribution rate           available on the SEC Web site, sec.gov.
index results                                reflects its most recent monthly
                                             dividend distribution multiplied by 12        Information regarding how the Fund voted
                                             and divided by the most recent month-end      proxies related to its portfolio
                                             maximum offering price.                       securities during the 12 months ended
                                                                                           June 30, 2005, is available at our Web
                                                The 30-day yield is calculated using       site. Go to AIMinvestments.com, access
                                             a formula defined by the Securities and       the About Us tab, click on Required
                                             Exchange Commission. The formula is           Notices and then click on Proxy Voting
                                             based on the portfolio's earnings from        Activity. Next, select the Fund from the
                                             dividends, interest and yield-to-maturity     drop-down menu. The information is also
                                             or yield-to-call of the bonds in              available on the SEC Web site, sec.gov.

                                                                                           =======================================

                                                                                           Fund NASDAQ Symbols

                                                                                           Class A Shares                    STBAX

                                                                                           Class C Shares                    STBCX

                                                                                           Class R Shares                    STBRX

                                                                                           =======================================



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THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND
PROSPECTUS, WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES
CHARGES AND EXPENSES. INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.
=============================================================================

=====================================================
NOT FDIC INSURED   MAY LOSE VALUE   NO BANK GUARANTEE
=====================================================

AIMinvestments.com

AIM SHORT TERM BOND FUND


                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

[PHOTO OF           We would like to call your attention to two new elements in
ROBERT H.           this report on your Fund. First, on Page 2, is a letter from
GRAHAM]             Bruce Crockett, the independent Chair of the Board of
                    Trustees of the AIM Funds. We first introduced you to Mr.
ROBERT H. GRAHAM    Crockett in the semiannual report on your Fund dated January
                    31 of this year. Mr. Crockett has been on our Funds' Board
[PHOTO OF           since 1992; he assumed his responsibilities as Chair last
MARK H.             October.
WILLIAMSON
                       Mr. Crockett has expressed an interest in keeping
MARK H. WILLIAMSON  shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr.
                    Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to manage the assets in your Fund. A discussion of the factors the Board considered in reviewing the agreement is the second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.

                       Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

                       All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.

                    Sincerely,

                    /s/ ROBERT H. GRAHAM                /s/ MARK H. WILLIAMSON

                    Robert H. Graham                    Mark H. Williamson
                    President & Vice Chair,             Chairman & President,
                    AIM Funds                           A I M Advisors, Inc.

                    September 16, 2005

                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM SHORT TERM BOND FUND

                    DEAR AIM FUNDS SHAREHOLDERS:

[PHOTO OF           As independent Chair of the Board of Trustees of the AIM
BRUCE L.            Funds, I'm writing to report on the work being done by your
CROCKETT]           Board.

BRUCE L. CROCKETT      At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million annually, based on asset levels as of March 31, 2005. The majority of these expense reductions, which took effect July 1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b-1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and 9. I encourage you to review it.

   Together with monitoring fund expenses, fund performance is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

   Your Board has a well-defined process and structure for monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

   At subcommittee meetings, held throughout the year, the performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

   Be assured that your Board is working closely with the management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

Sincerely,

/s/ BRUCE L. CROCKETT

Bruce L. Crockett
Independent Chair
On Behalf of the Board of Trustees
AIM Funds

September 16, 2005

AIM SHORT TERM BOND FUND

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MANAGEMENT'S DISCUSSION                                                                       Our security selection process
OF FUND PERFORMANCE                                                                        involves both top-down analysis, which
                                                                                           takes into account overall economic and
====================================================================================       market trends, and bottom-up analysis,
                                                                                           which involves an evaluation of
PERFORMANCE SUMMARY                          =======================================       individual bond issuers. In evaluating
                                                                                           the credit quality of a security, we use
At net asset value, AIM Short Term Bond      FUND VS. INDEXES                              input from various rating agencies and
Fund slightly outperformed its                                                             Wall Street fixed-income and equity
style-specific benchmark but trailed its     TOTAL RETURNS, 7/31/04-7/31/05,               analysts, and conduct our own internal
broad market index for the fiscal year       EXCLUDING APPLICABLE SALES CHARGES. IF        credit analysis.
ended July 31, 2005. (For long-term          SALES CHARGES WERE INCLUDED, RETURNS
performance results, please turn to          WOULD BE LOWER.                                  We consider selling a bond when:
Pages 6 and 7.)
                                             Class A Shares                     2.04%      o it becomes fully valued
   Your Fund's holdings in mortgage-
backed securities, which registered          Class C Shares                     1.79       o overall market and economic trends
strong returns during the period, helped                                                   indicate that sector emphasis should be
relative performance versus the              Class R Shares                     1.89       changed
style-specific benchmark. We
underperformed the broad market index        Lehman U.S. Aggregate Bond Index              o fundamentals, such as credit quality
because our exposure to short-maturity       (Broad Market Index)               4.79       ratings, deteriorate for an individual
bond holdings exceeded that of the                                                         issuer or a sector
Index. The sell-off of bonds that took       Lehman 13 Year Government/Credit
place in the first quarter of 2005,          Bond Index (Style-Specific Index)  1.52       o an unanticipated change occurs
precipitated by rate Hikes by the                                                          involving an individual issuer or a
Federal Reserve (the Fed) and General        Lipper Short Investment Grade                 sector
Motors'                                      Fund Index (Peer Group Index)      1.87
                                                                                           MARKET CONDITIONS AND YOUR FUND
                                             SOURCE: LIPPER, INC.
                                                                                           In an effort to stem inflation, the Fed
                                             =======================================       increased the federal funds rate eight
                                                                                           times during the fiscal year to end at
                                             announcement of poor earnings, was more       3.25% as of July 31, 2005 (After the
                                             dramatic in shorter maturity bonds.           close of the fiscal year, the Fed on
                                                                                           August 9, 2005, raised the federal funds
====================================================================================       rate to 3.50% from 3.25%.). The central
                                                                                           bank said the risk of weaker growth was
HOW WE INVEST                                   We look for potential investments in       roughly equivalent to the risk of higher
                                             all areas of the investment-grade bond        prices. Short-term interest rates rose
Our goal is to provide investors with an     market: We invest in a mix of domestic        in step with the Fed's tightening during
actively managed portfolio of                investment-grade bonds including U.S.         the period, but surprisingly, long-term
investment-grade bonds that has the risk     Treasury, government agency, corporate        rates dropped, creating a "flattening"
characteristics of the Lehman Brothers       bonds and mortgage-backed securities. We      of the yield curve. Historically,
1-3 year Government/Credit Bond Index        make allocation decisions based on            long-term rates have generally risen
and focuses on providing a competitive       performance and valuations among the          when short-term rates rise.
yield advantage over other cash              different areas in the bond market. Our
management vehicles, with protection of      focus is on bonds that are attractively          Near the end of the fiscal year,
principal.                                   valued relative to the rest of the bond       long-term Treasury (Treasuries) bond
                                             market.                                       yields fell as the

                                                                                                                        (continued)
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===================================================================================================================================

PORTFOLIO COMPOSITION                      TOP 10 INDUSTRIES                               TOP 5 FIXED INCOME ISSUERS
BY INVESTMENT TYPE
                                            1. U.S. Mortgage-Backed Securities   33.3%     1.  Federal National Mortgage
        [PIE CHART]                                                                            Association (FNMA)              18.1%
                                            2. Consumer Finance                  11.3
Foreign Bonds & Notes                9.6%                                                  2.  Government National Mortgage
                                            3. Other Diversified Financial                     Association (GNMA)               9.4
Preferred Stocks                     4.7%      Services                           8.5
                                                                                           3.  Federal Home Loan Mortgage
U.S. Treasury Securities             2.2%   4. Broadcasting & Cable TV            4.1          Corp. (FHLMC)                    6.5

Other Assets Less Liabilities        1.4%   5. Electric Utilities                 3.9      4.  Ford Motor Credit Co.            4.8

Domestic Asset-Backed Securities     1.0%   6. Municipalities                     2.3      5.  General Motors Acceptance Corp.  2.9

U.S. Government Agency Securities    0.7%   7. Thrifts & Mortgage Finance         2.2      TOTAL NET ASSETS          $266.5 MILLION
                                                                                           TOTAL NUMBER OF HOLDINGS             246
Foreign Asset-Backed Securities      0.7%   8. U.S. Treasury Securities           2.2

Domestic Bonds & Notes              46.4%   9. Homebuilding                       2.2

U.S. Mortgage-Backed Securities     33.3%  10. Diversified Banks                  2.0

The Fund's holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

===================================================================================================================================
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                                       3

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AIM SHORT TERM BOND FUND

Conference Board reported that consumer      Treasuries tend to be more sensitive to       THE VIEWS AND OPINIONS EXPRESSED IN
confidence reached a three-year high,        changes in the Fed's monetary policy.         MANAGEMENT'S DISCUSSION OF FUND
causing investor focus to shift from         With the Fed's tightening, Treasury           PERFORMANCE ARE THOSE OF A I M ADVISORS,
fixed-income investments to stocks.          yields rose dramatically, and that            INC. THESE VIEWS AND OPINIONS ARE
However, this had a minimal impact on        translated into Treasury prices falling       SUBJECT TO CHANGE AT ANY TIME BASED ON
Fund performance.                            sharply. The end result was the               FACTORS SUCH AS MARKET AND ECONOMIC
                                             Treasuries we held declined in value.         CONDITIONS. THESE VIEWS AND OPINIONS MAY
   Positive contributors to Fund                                                           NOT BE RELIED UPON AS INVESTMENT ADVICE
performance during the fiscal year              Your Fund's average duration was           OR RECOMMENDATIONS, OR AS AN OFFER FOR A
included:                                    shorter than that of the benchmark for        PARTICULAR SECURITY. THE INFORMATION IS
                                             the fiscal year. Duration measures how        NOT A COMPLETE ANALYSIS OF EVERY ASPECT
o An increased allocation to corporate       sensitive a bond's price is to interest       OF ANY MARKET, COUNTRY, INDUSTRY,
bonds. As a result of a corporate bond       rate movements. Bonds with longer             SECURITY OR THE FUND. STATEMENTS OF FACT
sell-off that followed the downgrading       durations tend to have higher price           ARE FROM SOURCES CONSIDERED RELIABLE,
of General Motors and Ford bonds, we         volatility than bonds with shorter            BUT A I M ADVISORS, INC. MAKES NO
believed there were selective corporate      durations.                                    REPRESENTATION OR WARRANTY AS TO THEIR
bonds that were attractively priced.                                                       COMPLETENESS OR ACCURACY. ALTHOUGH
However, we maintained a shorter                Near the close of the reporting            HISTORICAL PERFORMANCE IS NO GUARANTEE
duration in corporate bonds than the         period we took advantage of attractively      OF FUTURE RESULTS, THESE INSIGHTS MAY
benchmark, helping to minimize               priced shorter-duration bonds whose           HELP YOU UNDERSTAND OUR INVESTMENT
volatility in your Fund's net asset          prices fell as the Fed continued raising      MANAGEMENT PHILOSOPHY.
value.                                       the federal funds rate. Our defensive
                                             duration positioning had a limited                 See important Fund and index
o A larger investment in mortgage-backed     positive effect on relative performance           disclosures inside front cover.
securities than the benchmark. Mortgage      because yields generally rose across all
outperformance during the fiscal year        bond asset classes. In addition, the                           JAN H. FRIEDLI, senior
primarily stemmed from the yield             Fund's shorter duration helped minimize                        portfolio manager, is
advantage investors earned in exchange       volatility.                                       [FRIEDLI     lead manager of AIM
for accepting the risk that                                                                     PHOTO]      Short Term Bond Fund.
                                                We maintained your Fund's underweight                       He joined AIM in 1999.
                                             exposure to agency bonds relative to the                       Prior to coming to AIM,
                                             benchmark because the difference in           he worked as a fixed-income portfolio
                                             yields between Treasury and agency            manager, international bond and currency
                                             securities of comparable maturity was         trader. A native of Switzerland, Mr.
          Our focus is on bonds              relatively small. Your Fund was also          Friedli graduated cum laude from
          that are attractively              underweight in the Treasury sector            Villanova University with a B.S. in
          valued relative to the             during a sell-off of Treasuries late in       computer science and earned an M.B.A.
             rest of the bond                2004.                                         with honors from the University of
                 market.                                                                   Chicago.
                                             IN CLOSING
                                                                                                            SCOT W. JOHNSON,
                                             We were pleased to have provided                               Chartered Financial
                                             positive total return for the fiscal              [JOHNSON     Analyst, senior
                                             year while protecting investors'                   PHOTO]      portfolio manager, is
homeowners might refinance the loans         principal. We remain committed to our                          manager of AIM Short
underlying the mortgage-backed security.     strategies of applying duration                                Term Bond Fund. He
Mortgage-backed securities outperformed      management and positioning, sector            joined AIM in 1994 as a junior portfolio
Treasury and government agency bonds.        allocation and security selection in an       analyst for government securities and
While higher coupon (or interest rate)       effort to provide shareholders with           was promoted to assistant portfolio
mortgages might have been expected to        competitive returns while keeping             manager for AIM's money market funds
generate a good deal of prepayment, we       volatility moderate. As always, we thank      later that year. He was named to his
looked to identify pools of loans with       you for your continued investment in AIM      current position in 2003. Mr. Johnson
characteristics that indicated they may      Short Term Bond Fund.                         received both his bachelor's degree in
be prepaid at a relatively slow rate.                                                      economics and an M.B.A. in finance from
These factors included the geographical                                                    Vanderbilt University.
distribution of the underlying loans,
homeowner credit scores and average loan                                                   Assisted by Taxable Investment Grade
size.                                                                                      Bond Team

   The main detractor from Fund                                                                        [RIGHT ARROW GRAPHIC]
performance was our overweight exposure
to Treasuries, which produced the lowest                                                   FOR A PRESENTATION OF YOUR FUND'S
returns among the asset classes in which                                                   LONG-TERM PERFORMANCE, PLEASE SEE
your Fund invests.                                                                         PAGES 6 AND 7.

AIM SHORT TERM BOND FUND

CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.       The hypothetical account values and
                                             Simply divide your account value by           expenses may not be used to estimate the
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account        actual ending account balance or
two types of costs: (1) transaction          value divided by $1,000 = 8.6), then          expenses you paid for the period. You
costs, which may include sales charges       multiply the result by the number in the      may use this information to compare the
(loads) on purchase payments; contingent     table under the heading entitled "Actual      ongoing costs of investing in the Fund
deferred sales charges on redemptions;       Expenses Paid During Period" to estimate      and other funds. To do so, compare this
and redemption fees, if any; and (2)         the expenses you paid on your account         5% hypothetical example with the 5%
ongoing costs, including management          during this period.                           hypothetical examples that appear in the
fees; distribution and/or service fees                                                     shareholder reports of the other funds.
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR
example is intended to help you              COMPARISON PURPOSES                              Please note that the expenses shown
understand your ongoing costs (in                                                          in the table are meant to highlight your
dollars) of investing in the Fund and to     The table below also provides                 ongoing costs only and do not reflect
compare these costs with ongoing costs       information about hypothetical account        any transactional costs, such as sales
of investing in other mutual funds. The      values and hypothetical expenses based        charges (loads) on purchase payments,
example is based on an investment of         on the Fund's actual expense ratio and        contingent deferred sales charges on
$1,000 invested at the beginning of the      an assumed rate of return of 5% per year      redemptions, and redemption fees, if
period and held for the entire period        before expenses, which is not the Fund's      any. Therefore, the hypothetical
February 1, 2005, through July 31, 2005.     actual return. The Fund's actual              information is useful in comparing
                                             cumulative total returns at net asset         ongoing costs only, and will not help
ACTUAL EXPENSES                              value after expenses for the six months       you determine the relative total costs
                                             ended July 31, 2005, appear in the table      of owning different funds. In addition,
The table below provides information         "Cumulative Total Returns" on page 7.         if these transactional costs were
about actual account values and actual                                                     included, your costs would have been
expenses. You may use the information in                                                   higher.
this table, together with the amount you
invested, to estimate the


===================================================================================================================================

                                                        ACTUAL                                        HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT           EXPENSES
    SHARE               VALUE                      VALUE              PAID DURING               VALUE               PAID DURING
    CLASS              (2/1/05)                (7/31/05)(1)           PERIOD(2)               (7/31/05)              PERIOD(2)
      A               $1,000.00                 $1,011.30               $4.29                  $1,020.53               $4.31
      C                1,000.00                  1,009.60                6.03                   1,018.79                6.06
      R                1,000.00                  1,009.10                5.53                   1,019.29                5.56

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on page 7.

(2) Expenses are equal to the Fund's annualized expense ratio (0.86%, 1.21% and 1.11% for Class A, C and R shares, respectively)
multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

===================================================================================================================================

                                                                                           [ARROW
                                                                                           BUTTON      For More Information Visit
                                                                                           IMAGE]           AIMinvestments.com

AIM SHORT TERM BOND FUND

YOUR FUND'S LONG-TERM PERFORMANCE

===================================================================================================================================
RESULTS OF A $10,000 INVESTMENT
8/30/02 (inception of Class C shares) - 7/31/05. Index data from 8/31/02

                                [MOUNTAIN CHART]

               AIM SHORT TERM       LEHMAN 1-3 YEAR        LEHMAN U.S.       LIPPER SHORT
                 BOND FUND-       GOVERNMENT/CREDIT     AGGREGATE BOND     INVESTMENT GRADE
DATE          CLASS C SHARES         BOND INDEX             INDEX             FUND INDEX

8/30/02            $10000               $10000              $10000             $10000
   9/02             10051                10087               10162              10065
  10/02             10062                10099               10116              10071
  11/02             10052                10099               10113              10075
  12/02             10142                10208               10322              10176
   1/03             10147                10221               10331              10192
   2/03             10201                10278               10474              10253
   3/03             10225                10299               10466              10269
   4/03             10278                10339               10552              10313
   5/03             10320                10398               10749              10372
   6/03             10352                10420               10727              10391
   7/03             10260                10353               10367              10300
   8/03             10270                10357               10436              10309
   9/03             10374                10471               10712              10417
  10/03             10367                10429               10612              10390
  11/03             10380                10430               10637              10393
  12/03             10428                10496               10746              10445
   1/04             10471                10524               10832              10479
   2/04             10503                10583               10949              10527
   3/04             10535                10621               11031              10563
   4/04             10472                10512               10744              10469
   5/04             10450                10497               10701              10448
   6/04             10470                10500               10762              10455
   7/04             10511                10545               10868              10498
   8/04             10573                10627               11076              10572
   9/04             10574                10622               11106              10575
  10/04             10596                10658               11199              10610
  11/04             10576                10607               11109              10581
  12/04             10597                10632               11212              10613
   1/05             10597                10631               11282              10615
   2/05             10587                10611               11216              10604
   3/05             10578                10602               11158              10590
   4/05             10645                10664               11309              10645
   5/05             10680                10710               11431              10687
   6/05             10706                10734               11494              10719
   7/05             10697                10705               11389              10694

                                                                 SOURCE: LIPPER, INC.

===================================================================================================================================

The data shown in the chart include
reinvested distributions, Fund expenses
and management fees. Performance of an
index of funds reflects Performance of
an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
Performance of the indexes does not
reflect the effects of taxes.

AIM SHORT TERM BOND FUND

=========================================    =========================================     ========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS
As of 7/31/05, including applicable          As of 6/30/05, most recent calendar           6 months ended 7/31/05, excluding
sales charges                                quarter-end, including applicable sales       applicable sales charges
                                             charges
CLASS A SHARES                                                                             CLASS A SHARES                     1.13%
Inception                           1.59%    CLASS A SHARES
 1 Year                            -0.54     Inception                           1.69%     CLASS C SHARES                     0.96
                                              1 Year                             0.09
CLASS C SHARES                                                                             CLASS R SHARES                     0.91
Inception (8/30/02)                 2.34%    CLASS C SHARES
 1 Year                             1.79     Inception (8/30/02)                 2.43%
                                              1 Year                             2.24
CLASS R SHARES
Inception                           2.41%    CLASS R SHARES
 1 Year                             1.89     Inception                           2.54%
                                              1 Year                             2.44

=========================================    =========================================     ========================================

CLASS A SHARES' INCEPTION DATE IS APRIL      THE HIGHER RULE 12b-1 FEES APPLICABLE TO       GAIN OR LOSS WHEN YOU SELL SHARES.
30, 2004. RETURNS SINCE THAT DATE ARE        CLASS C SHARES. CLASS C SHARES'
HISTORICAL RETURNS. ALL OTHER RETURNS        INCEPTION DATE IS AUGUST 30, 2002.                CLASS A SHARE PERFORMANCE REFLECTS
ARE BLENDED RETURNS OF HISTORICAL CLASS                                                     THE MAXIMUM 2.50% SALES CHARGE. CLASS C
A SHARE PERFORMANCE AND RESTATED CLASS C        THE PERFORMANCE DATA QUOTED REPRESENT       SHARES HAVE NO UPFRONT OR CONTINGENT
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      PAST PERFORMANCE AND CANNOT GUARANTEE          DEFERRED SALES CHARGE; THEREFORE,
THE INCEPTION DATE OF CLASS A SHARES) AT     COMPARABLE FUTURE RESULTS; CURRENT             PERFORMANCE SHOWN IS AT NET ASSET VALUE
NET ASSET VALUE, ADJUSTED TO REFLECT THE     PERFORMANCE MAY BE LOWER OR HIGHER.            CLASS R SHARE RETURNS DO NOT INCLUDE A
HIGHER RULE 12b-1 FEES APPLICABLE TO         PLEASE VISIT AIMinvestments.com FOR THE        0.75% CONTINGENT DEFERRED SALES CHARGE
CLASS C SHARES. CLASS C SHARES'              MOST RECENT MONTH-END PERFORMANCE.             THAT MAY BE IMPOSED ON A TOTAL
INCEPTION DATE IS AUGUST 30, 2002.           PERFORMANCE FIGURES REFLECT REINVESTED         REDEMPTION OF RETIREMENT PLAN ASSETS
                                             DISTRIBUTIONS, CHANGES IN NET ASSET            WITHIN THE FIRST YEAR.
   CLASS R SHARES' INCEPTION DATE IS         VALUE AND THE EFFECT OF THE MAXIMUM
APRIL 30, 2004. RETURNS SINCE THAT DATE      SALES CHARGE UNLESS OTHERWISE STATED.             THE PERFORMANCE OF THE FUND'S SHARE
ARE HISTORICAL RETURNS. ALL OTHER            PERFORMANCE FIGURES DO NOT REFLECT             CLASSES WILL DIFFER DUE TO DIFFERENT
RETURNS ARE BLENDED RETURNS OF               DEDUCTION OF TAXES A SHAREHOLDER WOULD         SALES CHARGE STRUCTURES AND CLASS
HISTORICAL CLASS R SHARE PERFORMANCE AND     PAY ON FUND DISTRIBUTIONS OR SALE OF           EXPENSES.
RESTATED CLASS C SHARE PERFORMANCE (FOR      FUND SHARES. INVESTMENT RETURN AND
PERIODS PRIOR TO THE INCEPTION DATE OF       PRINCIPAL VALUE WILL FLUCTUATE SO THAT            HAD THE ADVISOR NOT WAIVED FEES
CLASS R SHARES) AT NET ASSET VALUE,          YOU MAY HAVE A                                 AND/OR REIMBURSED EXPENSES, PERFORMANCE
ADJUSTED TO REFLECT                                                                         WOULD HAVE BEEN LOWER.

AIM SHORT TERM BOND FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION

The Board of Trustees of AIM Investment      o The quality of services to be provided      Fund's rate was below the median rate of
Securities Funds (the "Board") oversees      by AIM. The Board reviewed the                the funds advised by other advisors with
the management of AIM Short Term Bond        credentials and experience of the             investment strategies comparable to
Fund (the "Fund") and, as required by        officers and employees of AIM who will        those of the Fund that the Board
law, determines annually whether to          provide investment advisory services to       reviewed. The Board noted that AIM has
approve the continuance of the Fund's        the Fund. In reviewing the                    agreed to limit the Fund's total
advisory agreement with A I M Advisors,      qualifications of AIM to provide              operating expenses, as discussed below.
Inc. ("AIM"). Based upon the                 investment advisory services, the Board       Based on this review, the Board
recommendation of the Investments            reviewed the qualifications of AIM's          concluded that the advisory fee rate for
Committee of the Board, which is             investment personnel and considered such      the Fund under the Advisory Agreement
comprised solely of independent              issues as AIM's portfolio and product         was fair and reasonable.
trustees, at a meeting held on June 30,      review process, various back office
2005, the Board, including all of the        support functions provided by AIM and         o Expense limitations and fee waivers.
independent trustees, approved the           AIM's equity and fixed income trading         The Board noted that AIM has
continuance of the advisory agreement        operations. Based on the review of these      contractually agreed to waive fees
(the "Advisory Agreement") between the       and other factors, the Board concluded        and/or limit expenses of the Fund
Fund and AIM for another year, effective     that the quality of services to be            through July 31, 2005 in an amount
July 1, 2005.                                provided by AIM was appropriate and that      necessary to limit total annual
                                             AIM currently is providing satisfactory       operating expenses to a specified
   The Board considered the factors          services in accordance with the terms of      percentage of average daily net assets
discussed below in evaluating the            the Advisory Agreement.                       for each class of shares of the Fund.
fairness and reasonableness of the                                                         The Board considered the contractual
Advisory Agreement at the meeting on         o The performance of the Fund relative        nature of this fee waiver/expense
June 30, 2005 and as part of the Board's     to comparable funds. The Board reviewed       limitation and noted that it remains in
ongoing oversight of the Fund. In their      the performance of the Fund during the        effect until July 31, 2005. The Board
deliberations, the Board and the             past one and two calendar years against       considered the effect this fee
independent trustees did not identify        the performance of funds advised by           waiver/expense limitation would have on
any particular factor that was               other advisors with investment                the Fund's estimated expenses and
controlling, and each trustee attributed     strategies comparable to those of the         concluded that the levels of fee
different weights to the various             Fund. The Board noted that the Fund's         waivers/expense limitations for the Fund
factors.                                     performance in such periods was above         were fair and reasonable.
                                             the median performance of such
   One of the responsibilities of the        comparable funds. Based on this review,       o Breakpoints and economies of scale.
Senior Officer of the Fund, who is           the Board concluded that no changes           The Board reviewed the structure of the
independent of AIM and AIM's affiliates,     should be made to the Fund and that it        Fund's advisory fee under the Advisory
is to manage the process by which the        was not necessary to change the Fund's        Agreement, noting that it does not
Fund's proposed management fees are          portfolio management team at this time.       include any breakpoints. The Board
negotiated to ensure that they are                                                         considered whether it would be
negotiated in a manner which is at arm's     o The performance of the Fund relative        appropriate to add advisory fee
length and reasonable. To that end, the      to indices. The Board reviewed the            breakpoints for the Fund or whether, due
Senior Officer must either supervise a       performance of the Fund during the past       to the nature of the Fund and the
competitive bidding process or prepare       one and two calendar years against the        advisory fee structures of comparable
an independent written evaluation. The       performance of the Lipper Short               funds, it was reasonable to structure
Senior Officer has recommended an            Investment Grade Fund Index. The Board        the advisory fee without breakpoints.
independent written evaluation in lieu       noted that the Fund's performance in          Based on this review, the Board
of a competitive bidding process and,        such periods was comparable to the            concluded that it was not necessary to
upon the direction of the Board, has         performance of such Index. Based on this      add advisory fee breakpoints to the
prepared such an independent written         review, the Board concluded that no           Fund's advisory fee schedule. The Board
evaluation. Such written evaluation also     changes should be made to the Fund and        reviewed the level of the Fund's
considered certain of the factors            that it was not necessary to change the       advisory fees, and noted that such fees,
discussed below. In addition, as             Fund's portfolio management team at this      as a percentage of the Fund's net
discussed below, the Senior Officer made     time.                                         assets, would remain constant under the
certain recommendations to the Board in                                                    Advisory Agreement because the Advisory
connection with such written evaluation.     o Meeting with the Fund's portfolio           Agreement does not include any
                                             managers and investment personnel. With       breakpoints. The Board concluded that
   The discussion below serves as a          respect to the Fund, the Board is             the Fund's fee levels under the Advisory
summary of the Senior Officer's              meeting periodically with such Fund's         Agreement therefore would not reflect
independent written evaluation and           portfolio managers and/or other               economies of scale.
recommendations to the Board in              investment personnel and believes that
connection therewith, as well as a           such individuals are competent and able       o Investments in affiliated money market
discussion of the material factors and       to continue to carry out their                funds. The Board also took into account
the conclusions with respect thereto         responsibilities under the Advisory           the fact that uninvested cash and cash
that formed the basis for the Board's        Agreement.                                    collateral from securities lending
approval of the Advisory Agreement.                                                        arrangements (collectively, "cash
After consideration of all of the            o Overall performance of AIM. The Board       balances") of the Fund may be invested
factors below and based on its informed      considered the overall performance of         in money market funds advised by AIM
business judgment, the Board determined      AIM in providing investment advisory and      pursuant to the terms of an SEC
that the Advisory Agreement is in the        portfolio administrative services to the      exemptive order. The Board found that
best interests of the Fund and its           Fund and concluded that such performance      the Fund may realize certain benefits
shareholders and that the compensation       was satisfactory.                             upon investing cash balances in AIM
to AIM under the Advisory Agreement is                                                     advised money market funds, including a
fair and reasonable and would have been      o Fees relative to those of clients of        higher net return, increased liquidity,
obtained through arm's length                AIM with comparable investment                increased diversification or decreased
negotiations.                                strategies. The Board noted that AIM          transaction costs. The Board also found
                                             does not serve as an advisor to other         that the Fund will not receive reduced
o The nature and extent of the advisory      mutual funds or other clients with            services if it invests its cash balances
services to be provided by AIM. The          investment strategies comparable to           in such money market funds. The Board
Board reviewed the services to be            those of the Fund.                            noted that, to the extent the Fund
provided by AIM under the Advisory                                                         invests in affiliated money market
Agreement. Based on such review, the         o Fees relative to those of comparable        funds, AIM has voluntarily agreed to
Board concluded that the range of            funds with other advisors. The Board          waive a portion of the advisory fees it
services to be provided by AIM under the     reviewed the advisory fee rate for the        receives from the Fund attributable to
Advisory Agreement was appropriate and       Fund under the Advisory Agreement. The        such investment. The Board further
that AIM currently is providing services     Board compared effective contractual          determined that the proposed securities
in accordance with the terms of the          advisory fee rates at a common asset          lending program and related procedures
Advisory Agreement.                          level and noted that the                      with respect to the lending Fund is in
                                                                                           the

AIM SHORT TERM BOND FUND

best interests of the lending Fund and       o Benefits of soft dollars to AIM. The        o Other factors and current trends. In
its respective shareholders. The Board       Board considered the benefits realized        determining whether to continue the
therefore concluded that the investment      by AIM as a result of brokerage               Advisory Agreement for the Fund, the
of cash collateral received in               transactions executed through "soft           Board considered the fact that AIM,
connection with the securities lending       dollar" arrangements. Under these             along with others in the mutual fund
program in the money market funds            arrangements, brokerage commissions paid      industry, is subject to regulatory
according to the procedures is in the        by the Fund and/or other funds advised        inquiries and litigation related to a
best interests of the lending Fund and       by AIM are used to pay for research and       wide range of issues. The Board also
its respective shareholders.                 execution services. This research is          considered the governance and compliance
                                             used by AIM in making investment              reforms being undertaken by AIM and its
o Independent written evaluation and         decisions for the Fund. The Board             affiliates, including maintaining an
recommendations of the Fund's Senior         concluded that such arrangements were         internal controls committee and
Officer. The Board noted that, upon          appropriate.                                  retaining an independent compliance
their direction, the Senior Officer of                                                     consultant, and the fact that AIM has
the Fund had prepared an independent         o AIM's financial soundness in light of       undertaken to cause the Fund to operate
written evaluation in order to assist        the Fund's needs. The Board considered        in accordance with certain governance
the Board in determining the                 whether AIM is financially sound and has      policies and practices. The Board
reasonableness of the proposed               the resources necessary to perform its        concluded that these actions indicated a
management fees of the AIM Funds,            obligations under the Advisory                good faith effort on the part of AIM to
including the Fund. The Board noted that     Agreement, and concluded that AIM has         adhere to the highest ethical standards,
the Senior Officer's written evaluation      the financial resources necessary to          and determined that the current
had been relied upon by the Board in         fulfill its obligations under the             regulatory and litigation environment to
this regard in lieu of a competitive         Advisory Agreement.                           which AIM is subject should not prevent
bidding process. In determining whether                                                    the Board from continuing the Advisory
to continue the Advisory Agreement for       o Historical relationship between the         Agreement for the Fund.
the Fund, the Board considered the           Fund and AIM. In determining whether to
Senior Officer's written evaluation and      continue the Advisory Agreement for the
the recommendation made by the Senior        Fund, the Board also considered the
Officer to the Board that the Board          prior relationship between AIM and the
consider implementing a process to           Fund, as well as the Board's knowledge
assist them in more closely monitoring       of AIM's operations, and concluded that
the performance of the AIM Funds. The        it was beneficial to maintain the
Board concluded that it would be             current relationship, in part, because
advisable to implement such a process as     of such knowledge. The Board also
soon as reasonably practicable.              reviewed the general nature of the
                                             non-investment advisory services
o Profitability of AIM and its               currently performed by AIM and its
affiliates. The Board reviewed               affiliates, such as administrative,
information concerning the profitability     transfer agency and distribution
of AIM's (and its affiliates')               services, and the fees received by AIM
investment advisory and other activities     and its affiliates for performing such
and its financial condition. The Board       services. In addition to reviewing such
considered the overall profitability of      services, the trustees also considered
AIM, as well as the profitability of AIM     the organizational structure employed by
in connection with managing the Fund.        AIM and its affiliates to provide those
The Board noted that AIM's operations        services. Based on the review of these
remain profitable, although increased        and other factors, the Board concluded
expenses in recent years have reduced        that AIM and its affiliates were
AIM's profitability. Based on the review     qualified to continue to provide
of the profitability of AIM's and its        non-investment advisory services to the
affiliates' investment advisory and          Fund, including administrative, transfer
other activities and its financial           agency and distribution services, and
condition, the Board concluded that the      that AIM and its affiliates currently
compensation to be paid by the Fund to       are providing satisfactory
AIM under its Advisory Agreement was not     non-investment advisory services.
excessive.

SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05

AIM SHORT TERM BOND FUND

===================================================================================================================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                     PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 7/31/05                     NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                         RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception                         2.61%       THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview       1 Year                          2.42        REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                    6 Months*                       1.18        ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered                                                     PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,      AVERAGE ANNUAL TOTAL RETURNS                  SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans         For periods ended 6/30/05, most recent        OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  calendar quarter-end                          FULL REPORT FOR INFORMATION ON
                                                                                           COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             Inception                         2.72%       YOUR FUND PROSPECTUS FOR MORE
                                               1 Year                          2.98        INFORMATION. FOR THE MOST CURRENT
                                               6 Months*                       1.44        MONTH-END PERFORMANCE, PLEASE CALL
                                                                                           800-451-4246 OR VISIT
                                             *Cumulative total return that has not         AIMinvestments.com.
                                             been annualized

                                             =======================================

                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV.

                                             INSTITUTIONAL CLASS SHARES' INCEPTION
                                             DATE IS APRIL 30, 2004. RETURNS SINCE
                                             THAT DATE ARE HISTORICAL RETURNS. ALL
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS C SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12b-1 FEES APPLICABLE TO
                                             CLASS C SHARES. CLASS C SHARES'
                                             INCEPTION DATE IS AUGUST 30, 2002.
=======================================      INSTITUTIONAL CLASS SHARES WOULD HAVE
NASDAQ SYMBOL                     ISTBX      HAD DIFFERENT RETURNS DUE TO DIFFERENCES
=======================================      IN THE EXPENSE STRUCTURE OF THE
                                             INSTITUTIONAL CLASS.

                                             HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             HAVE BEEN LOWER.

                                                                                      Over for information on your Fund's expenses.
===================================================================================================================================


                      FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMInvestments.com     STB-INS-1     [YOUR GOALS. OUR SOLUTIONS.]  [AIM INVESTMENTS LOGO APPEARS HERE]
                                      --Registered Trademark--          --Registered Trademark--

INFORMATION ABOUT YOUR FUND'S EXPENSES

CALCULATING YOUR ONGOING FUND EXPENSES

===================================================================================================================================
EXAMPLE                                      divide your account value by $1,000 (for         The hypothetical account values and
                                             example, an $8,600 account value divided      expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 = 8.6), then multiply the           actual ending account balance or
ongoing costs, including management fees     result by the number in the table under       expenses you paid for the period. You
and other Fund expenses. This example is     the heading entitled "Actual Expenses         may use this information to compare the
intended to help you understand your         Paid During Period" to estimate the           ongoing costs of investing in the Fund
ongoing costs (in dollars) of investing      expenses you paid on your account during      and other funds. To do so, compare this
in the Fund and to compare these costs       this period.                                  5% hypothetical example with the 5%
with ongoing costs of investing in other                                                   hypothetical examples that appear in the
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      shareholder reports of the other funds.
investment of $1,000 invested at the         COMPARISON PURPOSES
beginning of the period and held for the                                                      Please note that the expenses shown
entire period February 1, 2005, through      The table below also provides                 in the table are meant to highlight your
July 31, 2005.                               information about hypothetical account        ongoing costs only. Therefore, the
                                             values and hypothetical expenses based        hypothetical information is useful in
ACTUAL EXPENSES                              on the Fund's actual expense ratio and        comparing ongoing costs only, and will
                                             an assumed rate of return of 5% per year      not help you determine the relative
The table below provides information         before expenses, which is not the Fund's      total costs of owning different funds.
about actual account values and actual       actual return. The Fund's actual
expenses. You may use the information in     cumulative total return after expenses
this table, together with the amount you     for the six months ended July 31, 2005,
invested, to estimate the expenses that      appears in the table on the front of
you paid over the period. Simply             this supplement.

===================================================================================================================================

                                                        ACTUAL                                        HYPOTHETICAL
                                                                                          (5% ANNUAL RETURN BEFORE EXPENSES)

                   BEGINNING ACCOUNT          ENDING ACCOUNT           EXPENSES             ENDING ACCOUNT           EXPENSES
    SHARE               VALUE                      VALUE              PAID DURING               VALUE               PAID DURING
    CLASS              (2/1/05)                (7/31/05)(1)           PERIOD(2)               (7/31/05)              PERIOD(2)
Institutional         $1,000.00                 $1,011.80               $2.79                  $1,022.02               $2.81

(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended July 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.56% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

===================================================================================================================================

AIMInvestments.com              STB-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

BONDS & NOTES-55.99%

ADVERTISING-0.28%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $   732,000       $    738,024
=============================================================================

AIR FREIGHT & LOGISTICS-0.76%

Ryder System, Inc.-Series P, Notes,
  6.60%, 11/15/05(a)                             2,000,000          2,012,480
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.60%

Bank of New York Institutional Capital Trust-
  Series A, Trust Pfd. Bonds,
  7.78%, 12/01/26 (Acquired 06/12/03; Cost
  $1,789,065)(a)(b)                              1,500,000          1,608,465
=============================================================================

AUTOMOBILE MANUFACTURERS-1.94%

DaimlerChrysler North America Corp., Unsec.
  Gtd. Unsub. Global Notes, 7.25%,
  01/18/06(a)                                    1,000,000          1,014,330
-----------------------------------------------------------------------------
DaimlerChrysler N.A. Holding Corp.-Series D,
  Gtd. Floating Rate Medium Term Notes,
  3.89%, 05/24/06(a)(c)                          1,500,000          1,501,372
-----------------------------------------------------------------------------
  4.27%, 09/26/05(a)(c)                          2,650,000          2,651,292
=============================================================================
                                                                    5,166,994
=============================================================================

BROADCASTING & CABLE TV-4.11%

Comcast Corp.,
  Sr. Notes,
  7.25%, 08/01/05(a)                               575,000            574,942
-----------------------------------------------------------------------------
  Sr. Unsec. Deb.,
  8.88%, 09/15/05(a)                             2,000,000          2,011,560
-----------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(a)                           1,555,000          1,576,910
-----------------------------------------------------------------------------
    8.00%, 08/01/05(a)                           1,400,000          1,399,860
-----------------------------------------------------------------------------
    8.38%, 11/01/05(a)                             250,000            253,850
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes,
  10.50%, 06/15/06(a)                              195,000            206,029
-----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes,
  6.38%, 01/30/06(a)                               710,000            717,916
-----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes,
  6.63%, 02/15/06(a)                             2,000,000          2,026,100
-----------------------------------------------------------------------------
IAC/InterActive Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.75%, 11/15/05(a)                        350,000            352,123
-----------------------------------------------------------------------------
Time Warner Cos., Inc., Notes,
  8.11%, 08/15/06(a)                               300,000            311,157
-----------------------------------------------------------------------------
  8.18%, 08/15/07(a)                             1,425,000          1,518,580
=============================================================================
                                                                   10,949,027
=============================================================================

BUILDING PRODUCTS-0.60%

Hanson Overseas B.V. (Netherlands), Sr. Gtd.
  Yankee Notes, 6.75%, 09/15/05(a)               1,600,000          1,604,528
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

CONSUMER FINANCE-11.30%

Capital One Bank, Sr. Medium Term Global
  Notes, 6.88%, 02/01/06(a)                    $ 5,000,000       $  5,070,350
-----------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds,
  4.76%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost
  $1,016,860)(a)(b)(c)                           1,000,000          1,003,220
-----------------------------------------------------------------------------
Capital One Financial Corp., Sr. Unsec.
  Notes,
  7.25%, 05/01/06(a)                             2,660,000          2,717,323
-----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes,
  7.60%, 08/01/05(a)                             4,040,000          4,040,364
-----------------------------------------------------------------------------
  Medium Term Notes,
  5.05%, 05/22/06(a)                             1,750,000          1,750,262
-----------------------------------------------------------------------------
  Notes,
    6.38%, 12/15/05(a)                           3,500,000          3,523,765
-----------------------------------------------------------------------------
    6.50%, 02/15/06(a)                             890,000            897,431
-----------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                           1,000,000          1,010,470
-----------------------------------------------------------------------------
    6.88%, 02/01/06(a)                             985,000            995,047
-----------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(a)                 460,000            463,284
-----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes,
  4.15%, 05/18/06(a)(c)                          2,600,000(d)       2,588,326
-----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes,
  6.75%, 01/15/06(a)                             5,000,000(d)       5,049,200
-----------------------------------------------------------------------------
MBNA America Bank N.A., Sr. Global Medium
  Term Notes,
  7.75%, 09/15/05(a)                             1,000,000          1,004,550
=============================================================================
                                                                   30,113,592
=============================================================================

DIVERSIFIED BANKS-1.97%

AB Spintab (Sweden), Bonds,
  7.50% (Acquired 02/12/04; Cost
  $2,232,040)(a)(b)(e)                           2,000,000          2,062,208
-----------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(e)                        800,000            827,928
-----------------------------------------------------------------------------
American Savings Bank, Notes,
  6.63%, 02/15/06 (Acquired 03/05/03; Cost
  $776,335)(a)(b)                                  700,000            706,888
-----------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes,
  8.23%, 02/01/27(a)                               650,000            702,949
-----------------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb.,
  10.00%, 10/01/06(a)                              900,000            956,529
=============================================================================
                                                                    5,256,502
=============================================================================

DIVERSIFIED METALS & MINING-0.49%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb.,
  7.38%, 09/01/05(a)                             1,300,000          1,303,315
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

ELECTRIC UTILITIES-3.91%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)      $ 1,430,000       $  1,443,084
-----------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                2,000,000          2,063,140
-----------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes,
  7.13%, 12/15/05(a)                             1,740,000          1,758,548
-----------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(a)                      2,400,000          2,410,176
-----------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05(a)                 756,098            760,869
-----------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes,
  6.40%, 04/01/06(a)                               850,000            861,985
-----------------------------------------------------------------------------
Yorkshire Power Finance (Cayman Islands)-
  Series B, Sr. Unsec. Gtd. Unsub. Global
  Notes,
  6.50%, 02/25/08(a)                             1,100,000          1,130,602
=============================================================================
                                                                   10,428,404
=============================================================================

FOOD RETAIL-0.56%

Safeway Inc., Sr. Unsec. Notes,
  2.50%, 11/01/05(a)                             1,500,000          1,494,525
=============================================================================

GAS UTILITIES-0.79%

Columbia Energy Group-Series C, Notes,
  6.80%, 11/28/05(a)                             2,100,000          2,117,325
=============================================================================

HEALTH CARE DISTRIBUTORS-0.15%

Cardinal Health, Inc., Unsec. Notes,
  6.00%, 01/15/06(a)                               400,000            403,116
=============================================================================

HEALTH CARE EQUIPMENT-0.23%

Guidant Corp., Notes,
  6.15%, 02/15/06(a)                               600,000            606,504
=============================================================================

HOMEBUILDING-2.20%

D.R. Horton, Inc., Sr. Unsec. Gtd. Notes,
  7.50%, 12/01/07(a)                             1,415,000          1,501,669
-----------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes,
  7.30%, 10/24/05(a)                             1,500,000          1,510,365
-----------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes,
  8.00%, 08/15/06(a)                               200,000            206,482
-----------------------------------------------------------------------------
  9.75%, 09/01/10(a)                             2,500,000          2,634,000
=============================================================================
                                                                    5,852,516
=============================================================================

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.76%

PSEG Power LLC, Sr. Unsec. Gtd. Global Notes,
  6.88%, 04/15/06(a)                             2,000,000          2,035,280
=============================================================================

INDUSTRIAL CONGLOMERATES-1.13%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes,
  6.38%, 02/15/06(a)                               890,000            900,725
-----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes,
  5.80%, 08/01/06(a)                               300,000            304,968
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
INDUSTRIAL CONGLOMERATES-(CONTINUED)

URC Holdings Corp., Sr. Notes,
  7.88%, 06/30/06 (Acquired 10/08/03; Cost
  $1,981,473)(a)(b)                            $ 1,750,000       $  1,800,540
=============================================================================
                                                                    3,006,233
=============================================================================

INTEGRATED OIL & GAS-1.39%

Duke Energy Field Services Corp., LLC, Sr.
  Unsec. Notes, 7.50%, 08/16/05(a)               1,480,000          1,481,850
-----------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds,
  8.90%, 08/15/28(a)                             2,000,000          2,212,500
=============================================================================
                                                                    3,694,350
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-1.51%

CenturyTel, Inc.-Series C, Sr. Unsec. Notes,
  6.55%, 12/01/05(a)                             1,640,000          1,653,350
-----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec.
  Global Notes, 7.20%, 03/01/06(a)                 900,000            916,983
-----------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes,
  7.13%, 01/30/06(a)                             1,125,000          1,142,550
-----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes,
  7.50%, 06/01/07(a)                               300,000            315,018
=============================================================================
                                                                    4,027,901
=============================================================================

INTERNET SOFTWARE & SERVICES-0.25%

Aramark Services Inc., Unsec. Gtd. Notes,
  7.00%, 07/15/06(a)                               650,000            665,213
=============================================================================

INVESTMENT BANKING & BROKERAGE-0.53%

Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06(a)                               700,000            718,851
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series B, Medium
  Term Notes, 7.08%, 10/03/05(a)                   690,000            693,988
=============================================================================
                                                                    1,412,839
=============================================================================

LIFE & HEALTH INSURANCE-0.92%

ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                             2,340,000          2,444,972
=============================================================================

MOVIES & ENTERTAINMENT-0.65%

Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                 775,000            785,835
-----------------------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd. Global Notes,
  6.40%, 01/30/06(a)                               945,000            955,008
=============================================================================
                                                                    1,740,843
=============================================================================

MULTI-LINE INSURANCE-0.19%

AXA Equitable Life Insurance Co., Notes,
  6.95%, 12/01/05 (Acquired 11/29/04; Cost
  $523,528)(a)(b)                                  505,000            509,641
=============================================================================

MULTI-UTILITIES-0.83%

DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                               850,000            864,663
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
MULTI-UTILITIES-(CONTINUED)

Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                           $ 1,335,000       $  1,347,803
=============================================================================
                                                                    2,212,466
=============================================================================

MUNICIPALITIES-2.34%

Bethlehem (City of), Pennsylvania; Taxable
  Unlimited Tax Series 2004 B GO,
  3.35%, 11/01/06(a)(f)                          1,000,000            988,680
-----------------------------------------------------------------------------
Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB,
  3.88%, 01/01/08(a)(f)                          1,000,000            991,250
-----------------------------------------------------------------------------
Onondaga (County of), New York; Taxable
  Pension Unlimited Tax Series 2004 GO,
  3.50%, 10/15/06(a)                             1,250,000          1,239,238
-----------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility Series
  2004 RB,
  3.69%, 07/01/07(a)(f)                          1,500,000          1,483,065
-----------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  7.41%, 07/10/30(a)(f)(g)                       1,600,000          1,536,960
=============================================================================
                                                                    6,239,193
=============================================================================

OIL & GAS EXPLORATION & PRODUCTION-1.04%

Devon Energy Corp., Deb.,
  10.25%, 11/01/05(a)                            2,730,000          2,769,612
=============================================================================

OIL & GAS REFINING & MARKETING-0.22%

Tosco Corp., Sr. Unsec. Notes,
  7.63%, 05/15/06(a)                               570,000            584,940
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-4.79%

CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes,
  7.63%, 08/16/05(a)                               775,000            776,124
-----------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87% (Acquired 06/14/05-07/28/05; Cost
  $1,980,715)(a)(b)(e)                           1,750,000          1,943,270
-----------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes,
  7.63%, 11/15/05(a)                             2,800,000          2,828,784
-----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes,
  8.02%, 05/15/07(a)                             2,133,333          2,202,965
-----------------------------------------------------------------------------
  Series 1999-2, Global Bonds,
  9.69%, 08/15/09(a)                             3,102,500          3,419,731
-----------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes,
  2.71%, 03/31/06 (Acquired
  03/23/04-11/22/04; Cost $1,624,357)(a)(b)      1,602,660          1,596,605
=============================================================================
                                                                   12,767,479
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

PACKAGED FOODS & MEATS-0.23%

General Mills, Inc., Notes,
  6.45%, 10/15/06(a)                           $   600,000       $    614,010
=============================================================================

PROPERTY & CASUALTY INSURANCE-1.47%

ACE INA Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.30%, 08/15/06(a)                        500,000            518,060
-----------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)             625,000            684,438
-----------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb.,
  5.15%, 08/15/33 (Acquired
  03/23/04-06/09/05; Cost $2,809,796)(a)(b)      2,700,000          2,714,445
=============================================================================
                                                                    3,916,943
=============================================================================

RAILROADS-0.25%

Union Pacific Corp., Unsec. Notes,
  6.40%, 02/01/06(a)                               650,000            657,300
=============================================================================

REAL ESTATE-1.29%

First Industrial, L.P., Medium Term Notes,
  6.90%, 11/21/05(a)                             1,000,000          1,007,530
-----------------------------------------------------------------------------
Simon Property Group, L.P., Unsec. Gtd.
  Notes,
  6.88%, 10/27/05(a)                             1,405,000          1,414,540
-----------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                 1,000,000          1,017,720
=============================================================================
                                                                    3,439,790
=============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.38%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes,
  6.80%, 12/01/06(a)                             1,000,000          1,026,240
=============================================================================

REGIONAL BANKS-0.96%

Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(a)(c)     1,500,000          1,552,845
-----------------------------------------------------------------------------
Popular, Inc., Unsec. Sub. Notes,
  6.75%, 12/15/05(a)                             1,000,000          1,009,050
=============================================================================
                                                                    2,561,895
=============================================================================

RESTAURANTS-1.21%

McDonald's Corp., Unsec. Deb.,
  7.05%, 11/15/25(a)                             2,700,000          2,814,993
-----------------------------------------------------------------------------
YUM! Brands, Inc., Sr. Unsec. Notes,
  8.50%, 04/15/06(a)                               400,000            411,620
=============================================================================
                                                                    3,226,613
=============================================================================

SOVEREIGN DEBT-1.76%

Export-Import Bank of Korea (The) (South
  Korea), Unsec. Global Notes,
  6.50%, 11/15/06(a)                             2,000,000          2,045,520
-----------------------------------------------------------------------------
Hydro-Quebec (Canada)-Series B, Gtd. Medium
  Term Yankee Notes,
  6.52%, 02/23/06(a)                             1,150,000          1,164,260
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
SOVEREIGN DEBT-(CONTINUED)

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds,
  6.50%, 10/06/05(a)                           $    75,000       $     75,334
-----------------------------------------------------------------------------
Russian Federation (Russia)-REGS, Unsec.
  Unsub. Euro Bonds,
  10.00%, 06/26/07 (Acquired
  05/14/04-05/18/04; Cost $1,440,281)(a)(b)      1,275,000          1,400,460
=============================================================================
                                                                    4,685,574
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.45%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes,
  5.50%, 08/01/06(a)                               700,000            708,708
-----------------------------------------------------------------------------
Sovereign Bancorp, Inc., Sr. Unsec. Floating
  Rate Notes, 3.62%, 08/25/06(a)(c)                500,000            500,799
=============================================================================
                                                                    1,209,507
=============================================================================

TOBACCO-0.57%

Altria Group, Inc., Unsec. Notes,
  6.38%, 02/01/06(a)                             1,500,000          1,516,215
=============================================================================

TRUCKING-0.98%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                             2,400,000          2,599,128
=============================================================================
    Total Bonds & Notes (Cost $150,625,794)                       149,219,494
=============================================================================

U.S. MORTGAGE-BACKED SECURITIES-33.28%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-6.50%

Pass Through Ctfs.,
  8.00%, 11/20/12(a)                               882,577            938,072
-----------------------------------------------------------------------------
  9.00%, 05/01/15(a)                               588,126            644,714
-----------------------------------------------------------------------------
  7.50%, 06/01/16 to 07/01/24(a)                 1,750,499          1,853,457
-----------------------------------------------------------------------------
  7.00%, 12/01/16 to 02/01/35(a)                 5,113,435          5,379,914
-----------------------------------------------------------------------------
  6.00%, 02/01/17 to 03/01/23(a)                 4,958,666          5,081,300
-----------------------------------------------------------------------------
  8.50%, 02/01/19 to 08/17/26(a)                 3,138,265          3,431,453
=============================================================================
                                                                   17,328,910
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-17.40%

Pass Through Ctfs.,
  7.50%, 02/01/15 to 11/01/34(a)                 4,471,950          4,769,679
-----------------------------------------------------------------------------
  7.00%, 04/01/15 to 09/01/34(a)                16,250,580         17,108,259
-----------------------------------------------------------------------------
  8.50%, 09/01/15 to 07/01/30(a)                 1,480,229          1,618,019
-----------------------------------------------------------------------------
  6.50%, 11/01/16 to 12/01/34(a)                 7,430,788          7,725,117
-----------------------------------------------------------------------------
  8.00%, 09/01/17 to 08/01/32(a)                 4,940,165          5,299,116
-----------------------------------------------------------------------------
  9.00%, 02/01/21 to 01/01/30(a)                   521,369            573,273
-----------------------------------------------------------------------------
  10.00%, 05/01/26(a)                              539,038            624,336
-----------------------------------------------------------------------------
  6.00%, 04/01/35(a)                             1,488,220          1,521,323
-----------------------------------------------------------------------------

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)-(CONTINUED)

Pass Through Ctfs., TBA,
  5.50%, 08/01/20(a)(h)                        $ 7,000,000       $  7,142,188
=============================================================================
                                                                   46,381,310
=============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-9.38%

Pass Through Ctfs.,
  6.50%, 10/15/13 to 02/15/34(a)                 9,392,233          9,878,621
-----------------------------------------------------------------------------
  7.00%, 05/15/17 to 06/15/32(a)                 5,740,268          6,066,687
-----------------------------------------------------------------------------
  6.00%, 06/15/18 to 07/15/33(a)                 3,458,443          3,589,363
-----------------------------------------------------------------------------
  7.75%, 09/15/19 to 02/15/21(a)                   902,743            967,224
-----------------------------------------------------------------------------
  7.50%, 06/15/23 to 07/15/32(a)                 3,331,436          3,579,924
-----------------------------------------------------------------------------
  8.50%, 07/20/27(a)                               355,696            386,488
-----------------------------------------------------------------------------
  8.00%, 10/15/30(a)                               475,903            514,511
=============================================================================
                                                                   24,982,818
=============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $86,235,336)                                           88,693,038
=============================================================================

                                                 SHARES

PREFERRED STOCKS-4.70%

OTHER DIVERSIFIED FINANCIAL SERVICES-2.92%

ABN AMRO XVII Custodial Receipts-Series MM17,
  3.80% Floating Rate Pfd. (Acquired
  05/11/05; Cost $2,011,874)(a)(b)(i)                   20       $  2,000,000
-----------------------------------------------------------------------------
ABN AMRO XVIII Custodial Receipts-Series
  MM18,
  2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost
  $1,599,990)(b)(i)(j)                                  16          1,600,000
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust III,
  3.73% Floating Rate Pfd. (Acquired
  03/17/04-09/28/04; Cost
  $2,673,536)(a)(b)(c)                               2,750          2,724,852
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV,
  3.80% Floating Rate Pfd. (Acquired
  01/19/05; Cost $732,361)(a)(b)(c)                    750            732,518
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI,
  3.98% Floating Rate Pfd. (Acquired
  01/19/05; Cost $728,600)(a)(b)(c)                    750            728,528
=============================================================================
                                                                    7,785,898
=============================================================================

THRIFTS & MORTGAGE FINANCE-1.78%

Fannie Mae,
  Series J, 4.72% Floating Rate Pfd.(k)             47,500          2,360,750
-----------------------------------------------------------------------------
  Series K, 5.40% Floating Rate Pfd.(k)             47,500          2,384,500
=============================================================================
                                                                    4,745,250
=============================================================================
    Total Preferred Stocks (Cost $12,527,237)                      12,531,148
=============================================================================

                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

U.S. TREASURY SECURITIES-2.22%

U.S. TREASURY INFLATION-INDEXED NOTES-0.37%

0.88%, 04/15/10(a)                             $ 1,026,260(l)    $    986,172
=============================================================================

U.S. TREASURY NOTES-1.85%

2.63%, 11/15/06(a)                               5,000,000          4,917,950
=============================================================================
    Total U.S. Treasury Securities (Cost
      $5,929,460)                                                   5,904,122
=============================================================================

ASSET-BACKED SECURITIES-1.64%

ASSET-BACKED SECURITIES-CONSUMER
  RECEIVABLES-0.68%

Pacific Coast CDO Ltd. (Cayman Islands)-
  Series 1A, Class A, Floating Rate Bonds,
  4.08%, 10/25/36 (Acquired
  03/24/04-05/26/04; Cost
  $1,820,050)(b)(c)(j)                           1,837,661          1,819,284
=============================================================================

GOLD-0.21%

Newmont Gold Corp.-Series A1, Pass Through
  Ctfs., 8.91%, 01/05/09(a)                        539,949            564,479
=============================================================================

-----------------------------------------------------------------------------
                                                PRINCIPAL           MARKET
                                                 AMOUNT             VALUE

OTHER DIVERSIFIED FINANCIAL SERVICES-0.75%

Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs.,
  4.35% (Acquired 12/07/04; Cost
  $2,000,000)(a)(b)(e)(m)                      $ 2,000,000       $  1,993,658
=============================================================================
    Total Asset-Backed Securities (Cost
      $4,401,997)                                                   4,377,421
=============================================================================

U.S. GOVERNMENT AGENCY SECURITIES-0.74%

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-0.74%

Unsec. Floating Rate Global Notes,
  4.65%, 02/17/09 (Cost $2,000,000)(a)(m)        2,000,000          1,971,100
=============================================================================
TOTAL INVESTMENTS-98.57% (Cost $261,719,824)                      262,696,323
=============================================================================
OTHER ASSETS LESS LIABILITIES-1.43%                                 3,818,844
=============================================================================
NET ASSETS-100.00%                                               $266,515,167
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

CARS     - Convertible Auction Rate Securities
Ctfs.    - Certificates
Deb.     - Debentures
GO       - General Obligation Bonds
Gtd.     - Guaranteed
Pfd.     - Preferred
RB       - Revenue Bonds
RegCaPS  - Regulatory Capital Preferred Securities
REGS     - Regulation S
Sec.     - Secured
Sr.      - Senior
Sub.     - Subordinated
TBA      - To Be Announced
Unsec.   - Unsecured
Unsub.   - Unsubordinated

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $254,531,789, which represented 96.89% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $26,944,582, which represented 10.11% of the Fund's Net Assets. Unless otherwise indicated, these securities are not considered to be illiquid.
(c) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1F and Note 7.
(e) Perpetual bond with no specified maturity date.
(f) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Financial Guaranty Insurance Co. or MBIA Insurance Corp.
(g) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(h) Security purchased on a forward commitment basis.
(i) Dividend rate is redetermined annually. Rate shown is the rate in effect on July 31, 2005.
(j) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $3,419,284, which represented 1.28% of the Fund's Net Assets.
(k) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on July 31, 2005.
(l) Principal amount of security and interest payments are adjusted for inflation.
(m) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $261,719,824)                                $262,696,323
-----------------------------------------------------------
Receivables for:
  Investments sold                                8,532,750
-----------------------------------------------------------
  Fund shares sold                                9,479,978
-----------------------------------------------------------
  Dividends and interest                          3,573,705
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               12,221
-----------------------------------------------------------
Other assets                                         46,096
===========================================================
    Total assets                                284,341,073
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          11,923,710
-----------------------------------------------------------
  Fund shares reacquired                            875,035
-----------------------------------------------------------
  Amount due custodian                            4,706,972
-----------------------------------------------------------
  Dividends                                          79,853
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 22,830
-----------------------------------------------------------
  Variation margin                                  127,756
-----------------------------------------------------------
Accrued distribution fees                             2,183
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,305
-----------------------------------------------------------
Accrued transfer agent fees                          27,062
-----------------------------------------------------------
Accrued operating expenses                           59,200
===========================================================
    Total liabilities                            17,825,906
===========================================================
Net assets applicable to shares outstanding    $266,515,167
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $271,356,649
-----------------------------------------------------------
Undistributed net investment income                 207,043
-----------------------------------------------------------
Undistributed net realized gain (loss) from
  investment securities and futures contracts    (5,547,882)
-----------------------------------------------------------
Unrealized appreciation of investment
  securities and futures contracts                  499,357
===========================================================
                                               $266,515,167
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 29,250,218
___________________________________________________________
===========================================================
Class C                                        $203,805,843
___________________________________________________________
===========================================================
Class R                                        $    157,770
___________________________________________________________
===========================================================
Institutional Class                            $ 33,301,336
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           2,945,625
___________________________________________________________
===========================================================
Class C                                          20,532,188
___________________________________________________________
===========================================================
Class R                                              15,867
___________________________________________________________
===========================================================
Institutional Class                               3,352,790
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $       9.93
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $9.93 divided
      by 97.50%)                               $      10.18
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $       9.93
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $       9.94
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $       9.93
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $ 9,807,400
-------------------------------------------------------------------------
Dividends                                                         424,444
-------------------------------------------------------------------------
Dividends from affiliated money market funds                       70,568
=========================================================================
    Total investment income                                    10,302,412
=========================================================================

EXPENSES:

Advisory fees                                                   1,218,445
-------------------------------------------------------------------------
Administrative services fees                                      100,061
-------------------------------------------------------------------------
Custodian fees                                                     42,274
-------------------------------------------------------------------------
Distribution fees:
  Class A                                                          58,032
-------------------------------------------------------------------------
  Class C                                                       2,662,783
-------------------------------------------------------------------------
  Class R                                                             628
-------------------------------------------------------------------------
Transfer agent fees -- A, C, and R                                282,132
-------------------------------------------------------------------------
Transfer agent fees -- Institutional                                3,817
-------------------------------------------------------------------------
Trustees' and officer's fees and benefits                          25,008
-------------------------------------------------------------------------
Other                                                             322,720
=========================================================================
    Total expenses                                              4,715,900
=========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangement                                                  (1,243,862)
=========================================================================
    Net expenses                                                3,472,038
=========================================================================
Net investment income                                           6,830,374
=========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain (loss) from:
  Investment securities                                        (1,186,879)
-------------------------------------------------------------------------
  Futures contracts                                               307,813
=========================================================================
                                                                 (879,066)
=========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                           124,698
-------------------------------------------------------------------------
  Futures contracts                                              (628,677)
=========================================================================
                                                                 (503,979)
=========================================================================
Net gain (loss) from investment securities and futures
  contracts                                                    (1,383,045)
=========================================================================
Net increase in net assets resulting from operations          $ 5,447,329
_________________________________________________________________________
=========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005             2004
-------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $   6,830,374    $  5,437,094
-------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    futures contracts                                              (879,066)        960,226
-------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                    (503,979)      1,419,939
===========================================================================================
    Net increase in net assets resulting from operations          5,447,329       7,817,259
===========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (500,584)        (22,084)
-------------------------------------------------------------------------------------------
  Class C                                                        (6,800,555)     (8,645,314)
-------------------------------------------------------------------------------------------
  Class R                                                            (3,462)            (63)
-------------------------------------------------------------------------------------------
  Institutional Class                                              (688,086)        (20,032)
===========================================================================================
    Total distributions from net investment income               (7,992,687)     (8,687,493)
===========================================================================================
Share transactions-net:
  Class A                                                        22,462,638       6,952,088
-------------------------------------------------------------------------------------------
  Class C                                                      (112,324,053)    (18,290,840)
-------------------------------------------------------------------------------------------
  Class R                                                           147,673          11,404
-------------------------------------------------------------------------------------------
  Institutional Class                                            26,736,759       6,755,108
===========================================================================================
    Net increase (decrease) in net assets resulting from
     share transactions                                         (62,976,983)     (4,572,240)
===========================================================================================
    Net increase (decrease) in net assets                       (65,522,341)     (5,442,474)
===========================================================================================

NET ASSETS:

  Beginning of year                                             332,037,508     337,479,982
===========================================================================================
  End of year (including undistributed net investment income
    of $207,043 and $56,977, respectively)                    $ 266,515,167    $332,037,508
___________________________________________________________________________________________
===========================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Short Term Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve a high level of current income consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class.

     Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

G. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.40% of the Fund's average daily net assets.

    AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class C, Class R and Institutional Class shares to 0.85%, 1.60% (before distribution fee waivers), 1.10% and 0.60% of average daily net assets, respectively, through July 31, 2006. In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $577 and reimbursed $124,775 of class level expenses of Class A, Class B, Class C and Class R shares in proportion to the net assets of each class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $30,889.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $100,061.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $282,132 for Class A, Class C and Class R share classes and $3,817 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Class A, Class C and Class R Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. ADI has contractually agreed to waive 0.40% and 0.10% of the Rule 12b-1 plan fees on Class A and Class C shares, respectively. This agreement was terminated with respect to Class A shares on July 1, 2005 when ADI permanently reduced Rule 12b-1 plan fees by 0.10% from 0.35% to 0.25%. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class C and Class R shares paid $42,728, $1,597,670 and $628, respectively, after ADI waived Plan fees of $15,304 for Class A shares and $1,065,113 for Class C shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During year ended July 31, 2005, ADI advised the Fund that it retained $17,108 in front-end sales commissions from the sale of Class A shares and $3,168, $673 and $0 from Class A, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class             $43,711        $ 83,051,128      $ (83,094,839)       $    --           $    --        $35,237       $    --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class              43,711          83,051,128        (83,094,839)            --                --         35,331            --
==================================================================================================================================
  Total             $87,422        $166,102,256      $(166,189,678)       $    --           $    --        $70,568       $    --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENT

The expense offset arrangements are comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $7,204.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $5,076 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the average interfund borrowings for the 5 days the borrowings were outstanding was $3,385,850 with a weighted average interest rate of 2.83% and interest expense of $1,311.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not lend under the interfund lending facility or borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensatory balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--FUTURES CONTRACTS

On July 31, 2005, $6,000,000 principal amount of U.S. corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

                                           OPEN FUTURES CONTRACTS AT PERIOD END
---------------------------------------------------------------------------------------------------------------------------
                                                                                               MARKET          UNREALIZED
                                                               NO. OF         MONTH/            VALUE         APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT        07/31/05       (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       27        Sep-06/Long      $ 6,448,612       $  (2,835)
---------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 etrading                                       98        Dec-06/Long       23,397,500         (47,090)
---------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 Year Notes                                       309        Sep-05/Long       33,125,766        (427,217)
===========================================================================================================================
                                                                                             $62,971,878       $(477,142)
___________________________________________________________________________________________________________________________
===========================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from Ordinary Income                       $7,992,687    $8,687,493
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    224,429
----------------------------------------------------------------------------
Unrealized appreciation -- investments                               976,299
----------------------------------------------------------------------------
Temporary book/tax differences                                       (17,386)
----------------------------------------------------------------------------
Capital loss carryforward                                         (3,232,657)
----------------------------------------------------------------------------
Post-October capital loss deferral                                (2,792,167)
----------------------------------------------------------------------------
Shares of beneficial interest                                    271,356,649
============================================================================
Total net assets                                                $266,515,167
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation difference is attributable primarily to losses on wash sales and the realization for tax purposes of unrealized gains on certain future contracts.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of July 31, 2005 which expires as follows:

                                                                CAPITAL LOSS
EXPIRATION                                                      CARRYFORWARD*
-----------------------------------------------------------------------------
July 31, 2011                                                    $   20,292
-----------------------------------------------------------------------------
July 31, 2012                                                     1,787,880
-----------------------------------------------------------------------------
July 31, 2013                                                     1,424,485
=============================================================================
Total capital loss carryforward                                  $3,232,657
_____________________________________________________________________________
=============================================================================

* Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005, was $309,691,702 and $372,600,672, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
-------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $ 2,758,229
-------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities       (1,781,930)
===============================================================================
Net unrealized appreciation of investment securities              $   976,299
_______________________________________________________________________________
===============================================================================
Cost of investments for tax purposes is $261,720,024.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage-backed securities, on July 31, 2005, undistributed net investment income was increased by $1,312,379 and undistributed net realized gain (loss) was decreased by $1,312,379. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers four different classes of shares: Class A shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC.


                                              CHANGES IN SHARES OUTSTANDING
--------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED JULY 31,
                                                              ------------------------------------------------------------
                                                                        2005(a)                           2004
                                                              ----------------------------    ----------------------------
                                                                SHARES          AMOUNT          SHARES          AMOUNT
--------------------------------------------------------------------------------------------------------------------------
Sold:
  Class A(b)                                                    3,864,615    $  38,583,896        743,963    $   7,430,672
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                      10,930,116      109,271,630     35,091,467      352,966,553
--------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                       24,842          248,518          1,131           11,341
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                        3,183,852       31,804,425        675,095        6,741,273
==========================================================================================================================
Issued as reinvestment of dividends:
  Class A(b)                                                       40,537          404,392          1,921           19,226
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                         573,960        5,727,379        715,503        7,192,526
--------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                          339            3,380              6               63
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                           68,922          687,221          2,002           20,025
==========================================================================================================================
Reacquired:
  Class A(b)                                                   (1,655,666)     (16,525,650)       (49,745)        (497,810)
--------------------------------------------------------------------------------------------------------------------------
  Class C                                                     (22,777,299)    (227,323,062)   (37,689,480)    (378,449,919)
--------------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      (10,451)        (104,225)            --               --
--------------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         (576,461)      (5,754,887)          (620)          (6,190)
==========================================================================================================================
                                                               (6,332,694)   $ (62,976,983)      (508,757)   $  (4,572,240)
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a) 12% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are mutual funds that are also advised by AIM.
(b) Class A, Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                          CLASS A
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.01             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.25(a)            0.05(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)             (0.00)
=============================================================================================
    Total from investment operations                              0.21               0.05
=============================================================================================
Less distributions from net investment income                    (0.29)             (0.07)
=============================================================================================
Net asset value, end of period                                 $  9.93             $10.01
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.14%              0.46%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $29,250             $6,971
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.86%(c)           0.85%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.00%(c)           0.96%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.53%(c)           1.92%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $17,091,038.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                 CLASS C
                                                              ----------------------------------------------
                                                                                               AUGUST 30,
                                                                                                  2002
                                                                    YEAR ENDED              (DATE OPERATIONS
                                                                     JULY 31,                COMMENCED) TO
                                                              -----------------------           JULY 31,
                                                                2005           2004               2003
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $  10.01       $  10.02           $  10.01
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.22(a)        0.16(a)            0.12(a)
------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)          0.08               0.14
============================================================================================================
    Total from investment operations                              0.18           0.24               0.26
============================================================================================================
Less distributions:
  Dividends from net investment income                           (0.26)         (0.25)             (0.25)
============================================================================================================
  Return of capital                                                 --             --              (0.00)
============================================================================================================
    Total distributions                                          (0.26)         (0.25)             (0.25)
============================================================================================================
Net asset value, end of period                                $   9.93       $  10.01           $  10.02
____________________________________________________________________________________________________________
============================================================================================================
Total return(b)                                                   1.79%          2.44%              2.58%
____________________________________________________________________________________________________________
============================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $203,806       $318,282           $337,480
____________________________________________________________________________________________________________
============================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.21%(c)       1.20%              1.20%(d)
------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.66%(c)       1.61%              1.60%(d)
============================================================================================================
Ratio of net investment income to average net assets              2.18%(c)       1.57%              1.28%(d)
____________________________________________________________________________________________________________
============================================================================================================
Portfolio turnover rate(e)                                         103%           126%                88%
____________________________________________________________________________________________________________
============================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $266,278,327.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.02             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.23(a)            0.04(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)              0.01
=============================================================================================
    Total from investment operations                              0.19               0.05
=============================================================================================
Less distributions from net investment income                    (0.27)             (0.06)
=============================================================================================
Net asset value, end of period                                  $ 9.94             $10.02
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   1.88%              0.49%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  158             $   11
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.11%(c)           1.10%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.16%(c)           1.11%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.28%(c)           1.67%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $125,714.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.01             $10.03
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.28(a)            0.05(a)
---------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (0.04)             (0.00)
=============================================================================================
    Total from investment operations                              0.24               0.05
=============================================================================================
Less distributions from net investment income                    (0.32)             (0.07)
=============================================================================================
Net asset value, end of period                                 $  9.93             $10.01
_____________________________________________________________________________________________
=============================================================================================
Total return(b)                                                   2.42%              0.52%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $33,301             $6,773
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.57%(c)           0.60%(d)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.58%(c)           0.61%(d)
=============================================================================================
Ratio of net investment income to average net assets              2.82%(c)           2.71%(d)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(e)                                         103%               126%
_____________________________________________________________________________________________
=============================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $21,116,126.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of AIM Short Term Bond Fund:



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Short Term Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 3.92% is eligible for the dividends received deduction for corporations.

For its tax year ended July 31, 2005 the Fund designated 3.92%, or the maximum amount allowable, of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported in Form 1099-DIV. You should consult your tax advisor regarding treatment of these amounts.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 0.41% was derived from U.S. Treasury
Obligations.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 95.11%, 94.71% and 95.26%, respectively.

       DOMESTIC EQUITY                              INTERNATIONAL/GLOBAL EQUITY                      FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                  TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                      AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)            AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund             AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                        AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                        AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                         AIM Money Market Fund
AIM Dynamics Fund(1)                         AIM International Core Equity Fund(1)         AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund                 AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)       Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                              Premier U.S. Government Money
AIM Mid Cap Core Equity Fund(2)                                                            Portfolio(1)
AIM Mid Cap Growth Fund                      SECTOR EQUITY
AIM Opportunities I Fund                                                                   TAX-FREE
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)
AIM Opportunities III Fund                   AIM Energy Fund(1)                            AIM High Income Municipal Fund(8)
AIM Premier Equity Fund                      AIM Financial Services Fund(1)                AIM Municipal Bond Fund
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                   AIM Tax-Exempt Cash Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                   AIM Tax-Free Intermediate Fund
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)            Premier Tax-Exempt Portfolio
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)                           AIM ALLOCATION SOLUTIONS
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                        AIM Conservative Allocation Fund
AIM Weingarten Fund                          AIM Utilities Fund(1)                         AIM Growth Allocation Fund(9)
                                                                                           AIM Moderate Allocation Fund
*Domestic equity and income fund                                                           AIM Moderate Growth Allocation Fund
                                                                                           AIM Moderately Conservative Allocation
                                                                                           Fund

                                             ==============================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
                                             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
                                             FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ==============================================================================



(1)The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO MultiSector Fund to AIM MultiSector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2)As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (3)Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4)As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5)As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(6)Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7)As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8)As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9)Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

   If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.

AIMinvestments.com                  STB-AR-1            A I M Distributors, Inc.

                    [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash            [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management            --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

                                                      AIM TOTAL RETURN BOND FUND
                                   Annual Report to Shareholders o July 31, 2005


                                 [COVER IMAGE]


[YOUR GOALS. OUR SOLUTIONS.]                 [AIM INVESTMENTS LOGO APPEARS HERE]
 --Registered Trademark--                          --Registered Trademark--

AIM TOTAL RETURN BOND FUND SEEKS TO ACHIEVE MAXIMUM TOTAL RETURN CONSISTENT WITH THE PRESERVATION OF CAPITAL.

o Unless otherwise stated, information presented in this report is as of July 31, 2005, and is based on total net assets.


ABOUT SHARE CLASSES                          INVESTMENT GRADE DEBT FUND INDEX              of the securities in the portfolio as
                                             represents an average of the 30 largest       assigned by Nationally Recognized
o Class B shares are not available as an     intermediate investment grade bond funds      Statistical Rating Organizations based on
investment for retirement plans              tracked by Lipper, Inc., an independent       assessment of the credit quality of the
maintained pursuant to Section 401 of the    mutual fund performance monitor.              individual securities.
Internal Revenue Code, including 401(k)
plans, money purchase pension plans and      o The unmanaged Standard & Poor's             o The number of days to maturity of each
profit sharing plans. Plans that had         Composite Index of 500 Stocks (the S&P        holding is determined in accordance with
existing accounts invested in Class B        500--Registered Trademark-- INDEX) is an      the provisions of Rule 2a-7 under the
shares prior to September 30, 2003, will     index of common stocks frequently used as     Investment Company Act of 1940.
continue to be allowed to make additional    a general measure of U.S. stock market
purchases.                                   performance.                                  o The Conference Board is a
                                                                                           not-for-profit organization that conducts
o Class R shares are available only to       o The Fund is not managed to track the        research and publishes information and
certain retirement plans. Please see the     performance of any particular index,          analysis to help businesses strengthen
prospectus for more information.             including the indexes defined here, and       their performance.
                                             consequently, the performance of the Fund
PRINCIPAL RISKS OF INVESTING IN THE FUND     may deviate significantly from the            =========================================
                                             performance of the indexes.                   YIELD AND DISTRIBUTION RATE
o The Fund may invest up to 25% of its                                                     As of 7/31/05
assets in the securities of non-U.S.          o A direct investment cannot be made in
issuers. International investing presents    an index. Unless otherwise indicated,                              30-DAY       30-DAY
certain risks not associated with            index results include reinvested                                 DISTR. RATE     YIELD
investing solely in the United States.       dividends, and they do not reflect sales
These include risks relating to              charges. Performance of an index of funds     Class A Shares        3.33%        3.66%
fluctuations in the value of the U.S.        reflects fund expenses; performance of a
dollar relative to the values of other       market index does not.                        Class B Shares        2.74         3.11
currencies, the custody arrangements made
for the Fund's foreign holdings,             OTHER INFORMATION                             Class C Shares        2.74         3.11
differences in accounting, political
risks and the lesser degree of public        o Industry classifications used in this       Class R Shares        3.25         3.62
information required to be provided by       report are generally according to the         =========================================
non-U.S. companies.                          Global Industry Classification Standard,
                                             which was developed by and is the             Had the advisor not waived fees and/or
o The Fund may invest a portion of its       exclusive property and a service mark of      reimbursed expenses, 30-day yields would
assets in mortgage-backed securities,        Morgan Stanley Capital International Inc.     have been 3.32% for Class A Shares, 2.75%
which may lose value if mortgages are        and Standard & Poor's.                        for Class B shares and Class C shares and
prepaid in response to falling interest                                                    3.25% for Class R shares.
rates.                                       o The returns shown in management's
                                             discussion of Fund performance are based         The 30-day yield is calculated using a
o U.S. Treasury securities such as bills,    on net asset values calculated for            formula defined by the Securities and
notes and bonds offer a high degree of       shareholder transactions. Generally           Exchange Commission. The formula is based
safety, and they guarantee the payment of    accepted accounting principles require        on the portfolio's potential earnings
principal and any applicable interest if     adjustments to be made to the net assets      from dividends, interest and
held to maturity. Fund shares are not        of the Fund at period end for financial       yield-to-maturity or yield-to-call of the
insured, and their value and yield will      reporting purposes, and as such, the net      bonds in the portfolio, net of all
vary with market conditions.                 asset values for shareholder transactions     expenses, calculated at maximum offering
                                             and the returns based on those net asset      price, and annualized.
ABOUT INDEXES USED IN THIS REPORT            values may differ from the net asset
                                             values and returns reported in the               The Fund's 30-day distribution rate
o The unmanaged LEHMAN U.S. AGGREGATE        Financial Highlights.                         reflects its most recent monthly dividend
BOND INDEX, which represents the U.S.                                                      distribution multiplied by 12 and divided
investment-grade fixed-rate bond market      o The average credit quality of the           by the most recent month-end maximum
(including government and corporate          Fund's holdings as of the close of the        offering price. The Fund's distribution
securities, mortgage pass-through            reporting period represents the weighted      rate and 30-day yield will differ.
securities and asset-backed securities),     average quality rating
is compiled by Lehman Brothers, a global                                                   Continued on Page 6
investment bank.
                                                                                           =========================================
o The unmanaged LIPPER INTERMEDIATE
                                                                                           FUND NASDAQ SYMBOLS
=====================================================================================
THIS REPORT MUST BE ACCOMPANIED OR PRECEDED BY A CURRENTLY EFFECTIVE FUND PROSPECTUS,      Class A shares                    TBRAX
WHICH CONTAINS MORE COMPLETE INFORMATION, INCLUDING SALES CHARGES AND EXPENSES.            Class B shares                    TBRDX
INVESTORS SHOULD READ IT CAREFULLY BEFORE INVESTING.                                       Class C shares                    TBRCX
=====================================================================================      Class R shares                    TBRRX

                                                                                           =========================================

=======================================================
NOT FDIC INSURED    MAY LOSE VALUE    NO BANK GUARANTEE
=======================================================

AIMinvestments.com

AIM TOTAL RETURN BOND FUND




                    DEAR FELLOW AIM FUNDS SHAREHOLDERS:

                    We would like to call your attention to two new elements in this report on your Fund. First, on Page 2, is a letter from
     [GRAHAM        Bruce Crockett, the independent Chair of the Board of
      PHOTO]        Trustees of the AIM Funds. We first introduced you to Mr.
                    Crockett in the semiannual report on your Fund dated January
                    31 of this year. Mr. Crockett has been on our Funds' Board since 1992; he assumed his responsibilities as Chair last
ROBERT H. GRAHAM    October.

                       Mr. Crockett has expressed an interest in keeping
                    shareholders informed of the work of the Board regularly via letters in the Fund reports. We certainly consider this a valuable addition to the reports. The Board is charged with looking out for the interests of shareholders, and Mr. Crockett's letter provides insight into some of the many issues the Board addresses in governing your Fund.

                       One of the most important decisions the Board makes each
                    year is whether to approve the advisory agreement your Fund has with AIM. Essentially, this agreement hires AIM to
   [WILLIAMSON      manage the assets in your Fund. A discussion of the factors
      PHOTO]        the Board considered in reviewing the agreement is the
                    second new element in the report, and we encourage you to read it. It appears on Pages 8 and 9.
MARK H. WILLIAMSON
                       Of course, this report also includes your Fund managers'
                    discussion of how they managed the Fund during the fiscal year ended July 31. That discussion begins on Page 3.

                       All in all, it was a good year for investors as solid
                    economic growth and generally impressive company earnings offset concerns about rising oil prices and the Federal Reserve's repeated increases in short-term interest rates. Most domestic and international equity indexes ended up producing double-digit returns for the fiscal year. Bond returns, though more muted as is typical, were also positive.

                       Further information about the markets, your Fund, and
                    investing in general is always available on our widely acclaimed Web site, AIMinvestments.com. We invite you to visit it frequently.

                       We at AIM remain committed to building solutions to help
                    you meet your investment goals. We thank you for your continued participation in AIM Investments--Registered Trademark--. If you have any questions, please contact our award-winning Client Service representatives at 800-959-4246. We are happy to be of help.


                    Sincerely,

                    /S/ ROBERT H. GRAHAM                 /S/ MARK H. WILLIAMSON

                    Robert H. Graham                     Mark H. Williamson
                    President & Vice Chair,              Chairman & President,
                    AIM Funds                            A I M Advisors, Inc.

                    September 16, 2005


                    AIM Investments is a registered service mark of A I M Management Group Inc. A I M Advisors, Inc. and A I M Capital Management, Inc. are the investment advisors and A I M Distributors, Inc. is the distributor for the retail funds represented by AIM Investments.

AIM TOTAL RETURN BOND FUND




                    DEAR AIM FUNDS SHAREHOLDERS:

                    As independent Chair of the Board of Trustees of the AIM
                    Funds, I'm writing to report on the work being done by your
                    Board.
   [CROCKETT
     PHOTO]            At our most recent meeting in June 2005, your Board
                    approved voluntary fee reductions from A I M Advisors, Inc.
                    (AIM) that save shareholders approximately $20.8 million
BRUCE L. CROCKETT   annually, based on asset levels as of March 31, 2005. The
                    majority of these expense reductions, which took effect July
                    1, 2005, will be achieved by a permanent reduction to 0.25% of the Rule 12b1 fees on Class A and Class A3 shares of those AIM Funds that previously charged these fees at a higher rate.

                       Our June meeting, which was the culmination of more than
                    two and one-half months of review and discussions, took place over a three-day period. The meeting included your Board's annual comprehensive evaluation of each fund's advisory agreement with AIM. After this evaluation, in which questions about fees, performance and operations were addressed by AIM, your Board approved all advisory agreements for the year beginning July 1, 2005. You can find information on the factors considered and conclusions reached by your Board in its evaluation of each fund's advisory agreement at AIMinvestments.com. (Go to "Products & Performance" and click on "Investment Advisory Agreement Renewals.") The advisory agreement information about your Fund is also included in this annual report on Pages 8 and
                    9. I encourage you to review it.

                       Together with monitoring fund expenses, fund performance
                    is your Board's priority. Our initial goal is to work with AIM to bring about improvement in every AIM Fund that has been underperforming its category.

                       Your Board has a well-defined process and structure for
                    monitoring all funds and identifying and assisting AIM in improving underperforming funds. Our Investments Committee--which functions along with Audit, Governance, Valuation and Compliance Committees--is the only one of these five standing committees to include all 13 independent Board members. Further, our Investments Committee is divided into three underlying subcommittees, each responsible for, among other things, reviewing the performance, fees and expenses of the funds that have been assigned to it.

                       At subcommittee meetings, held throughout the year, the
                    performance of every AIM Fund is evaluated. If a fund has underperformed its peer group for a meaningful period, we work closely with AIM to discover the causes and help develop the right responses. In some cases, AIM may determine that a change in portfolio management strategy or portfolio managers is required. In other cases, where a fund no longer seems viable, it may be merged with a similar fund, being careful to consider the needs of all shareholders affected by the decision. Following AIM's recommendation and your Board's approval, eight funds were recently merged.

                       Be assured that your Board is working closely with the
                    management of AIM to help you reach your investment goals. Should you or your advisor have questions or comments about the governance of AIM Funds, I invite you to write to me at AIM Investments, AIM Investments Tower, 11 Greenway Plaza, Suite 100, Houston, TX 77046. Your Board looks forward to keeping you informed about the governance of your funds.

                    Sincerely,


                    /S/ BRUCE L. CROCKETT

                    Bruce L. Crockett
                    Independent Chair
                    On Behalf of the Board of Trustees
                    AIM Funds


                    September 16, 2005

AIM TOTAL RETURN BOND FUND




MANAGEMENT'S DISCUSSION
OF FUND PERFORMANCE

                                                                                           overall economic and market trends and
                                                                                           bottom-up analysis, which involves an
                                                                                           evaluation of individual bond issuers. In
=========================================================================================  evaluating the credit quality of a
PERFORMANCE SUMMARY                                                                        security, we use input from various
                                             ============================================  rating agencies and Wall Street
Favorable issue selection helped AIM         FUND VS. INDEXES                              fixed-income and equity analysts and
Total Return Bond Fund perform in line                                                     conduct our own internal credit analysis.
with its broad market and style-specific     TOTAL RETURNS, 7/31/04-7/31/05, EXCLUDING
benchmark for the fiscal year ended July     APPLICABLE SALES CHARGES. IF APPLICABLE          We consider selling a bond when:
31, 2005. Please turn to Pages 6 and 7       SALES CHARGES WERE INCLUDED, RETURNS
for long-term performance results.           WOULD BE LOWER.                               o it becomes fully valued

   Our shorter duration in comparison        Class A Shares                         4.57%  o overall market and economic trends
with the broad market benchmark, a                                                         indicate that sector emphasis should be
defensive position, hurt performance. The    Class B Shares                         3.80   changed
market rewarded investors who were
willing to take on the risk of investing     Class C Shares                         3.80   o fundamentals, such as credit quality
in longer-maturity bonds.                                                                  ratings, deteriorate for an individual
                                             Class R Shares                         4.21   issuer or a sector
   Our avoidance of media and
entertainment sector bonds with              Lehman U.S. Aggregate Bond Index              o an unanticipated change occurs
deteriorating credit ratings and our         (Broad Market and                             involving an individual issuer or a
investment in bonds with improving credit    Style-specific index)                  4.79   sector
ratings in the energy and finance sector
helped performance.                          Lipper Intermediate Investment Grade          MARKET CONDITIONS AND YOUR FUND
                                             Debt Fund Index (Peer Group index)     4.36
                                                                                           In an effort to stem inflation, the
                                             SOURCE: LIPPER, INC.                          Federal Reserve (the Fed) increased the
                                             ============================================  federal funds rate eight times during the fiscal year to end at 3.25% on July 31,
=========================================================================================  2005. The central bank said the risk of
HOW WE INVEST                                investing in a mix of domestic                weaker growth was roughly equivalent to
                                             investment-grade bonds including              the risk of higher prices. Short-term
                                             government, agency, corporate bonds and       interest rates rose in step with the
Our goal is to provide investors with an     mortgage-backed securities. We make           Fed's tightening during the period, but
actively managed portfolio of                allocation decisions based on performance     surprisingly, long-term rates dropped,
investment-grade bonds that has the risk     and valuations among the different areas      creating a "flattening" of the yield
characteristics of the Lehman U.S.           in the bond market. Our focus is on bonds     curve; historically, long-term rates have
Aggregate Bond Index and which focuses on    that are attractively valued relative to      usually risen when short-term rates rise.
total return with protection of              the rest of the bond market. We invest in     These developments had a negative effect
principal, and to provide consistent         bonds that are investment-grade quality.      on your Fund, because bond prices move
returns while minimizing risk.                                                             inversely to bond interest rates.
                                                Our security selection process
   We look for potential investments in      involves both top-down analysis, which           Near the end of the fiscal year,
all investment-grade areas of the bond       takes into account                            long-term Treasury bond yields fell as
market by                                                                                  the Conference Board reported that
                                                                                           consumer confidence reached a three-year
                                                                                           high, causing investor

                                                                                                                         (continued)
========================================     ============================================  =========================================

PORTFOLIO COMPOSITION                        TOP 10 FIXED INCOME ISSUERS*                  TOP 5 INDUSTRIES*
By investment type
                                              1. Federal National Mortgage                 1. U.S. Mortgage-Backed
               [PIE CHART]                       Association (FNMA)               13.5%       Securities                     23.3%

U.S. Government Agency Securities  2.1%       2. Federal Home Loan Mortgage                2. Other Diversified Financial
                                                 Corp. (FHLMC)                     8.5        Services                        9.8
International Bonds & Notes        9.4%
                                              3. U.S. Treasury Securities          6.4     3. Consumer Finance                8.4
U.S. Treasury Securities           6.4%
                                              4. Ford Motor Credit Co.             3.9     4. U.S. Treasury Securities        6.4
Money Market Funds Plus
Other Assets Less Liabilities      4.4%       5. Comcast Corp.                     3.9     5. Broadcasting & Cable TV         5.1

Preferred Stocks                   2.9%       6. Government National Mortgage              TOTAL NET ASSETS           $225.2 MILLION
                                                 Association (GNMA)                3.1
Domestic Asset-Backed Securities   3.0%                                                    TOTAL NUMBER OF HOLDINGS*          369
                                              7. DaimlerChrysler North America
U.S. Mortgage-Backed Securities   23.3%          Holding Corp.                     2.2

International Asset-Backed                    8. General Motors Acceptance Corp.   2.0
Securities                         0.4%
                                              9. NiSource Finance Corp.            1.5
U.S. Bonds & Notes                48.1%
                                             10. Sprint Capital Corp.              1.1

The Fund's holdings are subject to           ============================================  =========================================
change, and there is no assurance that
the Fund will continue to hold any
particular security.

*Excluding money market fund holdings.
========================================

AIM TOTAL RETURN BOND FUND



focus to shift from fixed-income             measured tightening and our outlook for a                     JAN H. FRIEDLI, senior
investments to stocks. However, this had     stronger economy. Our shorter duration                        portfolio manager, is
a minimal impact on Fund performance.        helped mitigate price volatility of the          [FRIEDLI     lead manager of AIM Total
                                             fund as yields generally increased more           PHOTO]      Return Bond Fund. He
   Factors that significantly affected       for shorter-duration bonds. We also sold                      joined AIM in 1999. Prior
performance relative to the broad market     certain two-year notes and repositioned                       to coming to AIM, he
benchmark included:                          into five-year maturities because we          worked as a fixed-income portfolio
                                             believe demand for longer-dated bonds will    manager, international bond and currency
o Our overweight position in                 keep yields steady.                           trader. A native of Switzerland, Mr.
investment-grade corporate bonds. This                                                     Friedli graduated cum laude from
hindered performance as high-yield bonds        During the fiscal year we focused on       Villanova University with a B.S. in
outperformed their investment-grade          both short-duration and long-duration         computer science and earned an M.B.A.
counterparts for the fiscal year.            bonds. This had a neutral effect on Fund      with honors from the University of
Investors flocked to high yield corporate    performance as short-term bond prices         Chicago.
securities in 2004. Although high-yield      declined and long-term bond prices rose.
corporate bonds haven't fared as well in                                                                   SCOT W. JOHNSON,
2005, their 2004 performance was enough         Our average credit quality was mostly                      Chartered Financial
to more than offset only modest gains so     unchanged during the fiscal year. It was       [JOHNSON       Analyst, senior portfolio
far in 2005.                                 generally lower than that of the                PHOTO]        manager, is manager of
                                             benchmark, mostly due to our exposure to                      AIM Total Return Bond
o Our overweight position in automobile      shorter-maturity corporate bonds.                             Fund. He joined AIM
company bonds (but underweight in                                                          in 1994 as a junior portfolio analyst for
duration). The downgrading of GENERAL        IN CLOSING                                    government securities and was promoted to
MOTORS ACCEPTANCE CORP. and FORD MOTOR                                                     assistant portfolio manager for AIM's
CREDIT bonds boosted yields significantly    After the close of the fiscal year, the       money market funds later that year. He
in comparison with Treasuries. We viewed     Fed on August 9, 2005, increased the          was named to his current position in
this yield spread widening as a buying       federal funds rate to 3.50% from 3.25%.       2003. Mr. Johnson received both his
opportunity given both issuers'              With rising short-term rates, the so-called   bachelor's degree in economics and an
substantial sources of liquidity. Spreads    "flattening" of the yield curve may           M.B.A. in finance from Vanderbilt
narrowed near the end of the fiscal year.    persist. Amid this market environment, we     University.
                                             believe our approach to investing that
o Our underweight position in Treasury       includes purchasing both shorter-and          Assisted by Taxable Investment Grade Bond
bonds (Treasuries). This aided relative      longer-duration bonds should continue to      Team
performance because Treasuries were the      help minimize NAV volatility. As always,
worst-performing sector in the Lehman U.S.   we thank you for your investment in AIM
Aggregate Bond Index during the fiscal       Total Return Bond Fund and for sharing
year.                                        our long-term investment horizon.

   One holding that boosted Fund
performance was AMERADA HESS, a              THE VIEWS AND OPINIONS EXPRESSED IN
lower-rated integrated oil and gas           MANAGEMENT'S DISCUSSION OF FUND
company. During the period, our holdings     PERFORMANCE ARE THOSE OF A I M ADVISORS,
in these bonds appreciated approximately     INC. THESE VIEWS AND OPINIONS ARE SUBJECT
20% as energy prices rose. Furthermore,      TO CHANGE AT ANY TIME BASED ON FACTORS
the company was successful in finding and    SUCH AS MARKET AND ECONOMIC CONDITIONS.
developing new energy reserves,              THESE VIEWS AND OPINIONS MAY NOT BE
particularly off the coast of Thailand       RELIED UPON AS INVESTMENT ADVICE OR
and Guinea.                                  RECOMMENDATIONS, OR AS AN OFFER FOR A
                                             PARTICULAR SECURITY. THE INFORMATION IS
   GE GLOBAL INSURANCE HOLDING is an         NOT A COMPLETE ANALYSIS OF EVERY ASPECT
example of a holding that negatively         OF ANY MARKET, COUNTRY, INDUSTRY,
affected Fund performance. GE Global         SECURITY OR THE FUND. STATEMENTS OF FACT
Insurance bonds were downgraded in           ARE FROM SOURCES CONSIDERED RELIABLE, BUT
February in the wake of an announcement      A I M ADVISORS, INC. MAKES NO
that the company would be taking a $472      REPRESENTATION OR WARRANTY AS TO THEIR
million after-tax charge in the fourth       COMPLETENESS OR ACCURACY. ALTHOUGH
quarter of 2004. This was seen as placing    HISTORICAL PERFORMANCE IS NO GUARANTEE OF
further pressure on the group's level of     FUTURE RESULTS, THESE INSIGHTS MAY HELP
risk-adjusted capitalization.                YOU UNDERSTAND OUR INVESTMENT MANAGEMENT
                                             PHILOSOPHY.
   During the fiscal year we repositioned
the portfolio's duration stance from very                                                            [RIGHT ARROW GRAPHIC]
defensive in comparison with our                   See important Fund and index
benchmark to more moderately defensive.           disclosures inside front cover.
We believed keeping a shorter duration                                                        FOR A PRESENTATION OF YOUR FUND'S
relative to the benchmarks was warranted                                                      LONG-TERM PERFORMANCE, PLEASE SEE
because of the Fed's policy of                                                                PAGES 6 AND 7.

AIM TOTAL RETURN BOND FUND



CALCULATING YOUR ONGOING FUND EXPENSES

EXAMPLE                                      expenses that you paid over the period.       The hypothetical account values and
                                             Simply divide your account value by           expenses may not be used to estimate the
As a shareholder of the Fund, you incur      $1,000 (for example, an $8,600 account        actual ending account balance or expenses
two types of costs: (1) transaction          value divided by $1,000 = 8.6), then          you paid for the period. You may use this
costs, which may include sales charges       multiply the result by the number in the      information to compare the ongoing costs
(loads) on purchase payments; contingent     table under the heading entitled "Actual      of investing in the Fund and other funds.
deferred sales charges on redemptions;       Expenses Paid During Period" to estimate      To do so, compare this 5% hypothetical
and redemption fees, if any; and (2)         the expenses you paid on your account         example with the 5% hypothetical examples
ongoing costs, including management          during this period.                           that appear in the shareholder reports of
fees; distribution and/or service fees                                                     the other funds.
(12b-1); and other Fund expenses. This       HYPOTHETICAL EXAMPLE FOR
example is intended to help you              COMPARISON PURPOSES                           Please note that the expenses shown in
understand your ongoing costs (in                                                          the table are meant to highlight your
dollars) of investing in the Fund and to     The table below also provides information     ongoing costs only and do not reflect any
compare these costs with ongoing costs of    about hypothetical account values and         transactional costs, such as sales
investing in other mutual funds. The         hypothetical expenses based on the Fund's     charges (loads) on purchase payments,
example is based on an investment of         actual expense ratio and an assumed rate      contingent deferred sales charges on
$1,000 invested at the beginning of the      of return of 5% per year before expenses,     redemptions, and redemption fees, if any.
period and held for the entire period        which is not the Fund's actual return.        Therefore, the hypothetical information
February 1, 2005, through July 31, 2005.     The Fund's actual cumulative total            is useful in comparing ongoing costs
                                             returns at net asset value after expenses     only, and will not help you determine the
ACTUAL EXPENSES                              for the six months ended July 31, 2005,       relative total costs of owning different
                                             appear in the table "Cumulative Total         funds. In addition, if these
The table below provides information         Returns" on Page 7.                           transactional costs were included, your
about actual account values and actual                                                     costs would have been higher.
expenses. You may use the information in
this table, together with the amount you
invested, to estimate the

====================================================================================================================================

                                                       ACTUAL                                   HYPOTHETICAL
                                                                                     (5% ANNUAL RETURN BEFORE EXPENSES)

                 BEGINNING ACCOUNT        ENDING ACCOUNT       EXPENSES            ENDING ACCOUNT               EXPENSES
    SHARE              VALUE                  VALUE           PAID DURING               VALUE                  PAID DURING
    CLASS             (2/1/05)              (7/31/05)(1)        PERIOD(2)             (7/31/05)                 PERIOD(2)
      A              $1,000.00              $1,013.80           $5.04                 $1,019.79                   $5.06
      B               1,000.00               1,010.00            8.77                  1,016.07                    8.80
      C               1,000.00               1,010.00            8.77                  1,016.07                    8.80
      R               1,000.00               1,011.50            6.28                  1,018.55                    6.31


(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total returns at net asset value after expenses for the six months ended July 31, 2005, appear in the table "Cumulative Total Returns" on Page 7.

(2) Expenses are equal to the Fund's annualized expense ratio (1.01%, 1.76%, 1.76% and 1.26% for Class A, B, C and R shares, respectively) multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).


====================================================================================================================================


                                   [ARROW             For More Information Visit
                                   BUTTON                 AIMinvestments.com
                                   IMAGE]

AIM TOTAL RETURN BOND FUND




YOUR FUND'S LONG-TERM PERFORMANCE


====================================================================================================================================
RESULTS OF A $10,000 INVESTMENT

Fund and index data from 12/31/01

                                         [MOUNTAIN CHART]


  DATE      RETURN AIM TOTAL  AIM TOTAL RETURN  AIM TOTAL RETURN  LIPPER INERMEDIATE     LEHMAN U.S.
               BOND FUND-        BOND FUND-        BOND FUND-       INVESTMENT GRADE     AGGREGATE
             CLASS A SHARES    CLASS B SHARES    CLASS C SHARES          INDEX           BOND INDEX

12/31/01         $ 9525            $10000            $10000              $10000             $10000
    1/02           9615             10090             10090               10072              10081
    2/02           9706             10180             10180               10170              10179
    3/02           9543             10003             10003                9993              10009
    4/02           9680             10140             10140               10173              10203
    5/02           9752             10208             10208               10257              10290
    6/02           9823             10276             10276               10250              10379
    7/02           9914             10364             10364               10291              10504
    8/02          10064             10515             10515               10489              10682
    9/02          10186             10636             10636               10604              10855
   10/02          10123             10562             10562               10563              10805
   11/02          10147             10581             10581               10613              10802
   12/02          10339             10774             10774               10829              11025
    1/03          10364             10793             10793               10863              11035
    2/03          10497             10936             10936               11018              11188
    3/03          10500             10921             10921               11019              11179
    4/03          10634             11054             11054               11148              11271
    5/03          10837             11258             11258               11356              11481
    6/03          10829             11243             11243               11353              11459
    7/03          10488             10883             10883               10970              11073
    8/03          10551             10941             10941               11054              11147
    9/03          10817             11210             11210               11351              11442
   10/03          10738             11122             11122               11271              11335
   11/03          10771             11150             11150               11301              11362
   12/03          10869             11244             11244               11415              11478
    1/04          10984             11356             11356               11506              11570
    2/04          11077             11446             11446               11618              11696
    3/04          11171             11536             11536               11702              11783
    4/04          10941             11291             11291               11421              11477
    5/04          10909             11251             11251               11364              11431
    6/04          10969             11305             11305               11417              11495
    7/04          11060             11392             11392               11525              11609
    8/04          11246             11576             11576               11732              11831
    9/04          11263             11587             11587               11763              11863
   10/04          11354             11674             11674               11856              11962
   11/04          11276             11586             11586               11781              11867
   12/04          11360             11666             11654               11904              11976
    1/05          11409             11709             11709               11968              12051
    2/05          11361             11652             11652               11918              11980
    3/05          11315             11597             11597               11847              11919
    4/05          11467             11747             11747               11993              12080
    5/05          11578             11851             11851               12119              12211
    6/05          11644             11912             11912               12190              12277
    7/05          11562             11521             11822               12095              12165

                                                                       SOURCE: LIPPER, INC.
====================================================================================================================================


The data shown in the chart include          the reporting period and paid the             index does not. Performance shown in the
reinvested distributions, applicable         applicable contingent deferred sales          chart and table(s) does not reflect
sales charges, Fund expenses and             charges. Index results include reinvested     deduction of taxes a shareholder would
management fees. Results for Class B         dividends, but they do not reflect sales      pay on Fund distributions or sale of Fund
shares are calculated as if a                charges. Performance of an index of funds     shares. Performance of the indexes does
hypothetical shareholder had liquidated      reflects fund expenses and management         not reflect the effects of taxes.
his entire investment in the Fund at the     fees; performance of a market
close of






Continued from inside front cover


The Fund provides a complete list of its     Street, N.W., Washington, D.C. 2054-90102.    proxies related to its portfolio
holdings four times in each fiscal year,     You can obtain information on the             securities during the 12 months ended
at the quarter-ends. For the second and      operation of the Public Reference Room,       June 30, 2005, is available at our Web
fourth quarters, the lists appear in the     including information about duplicating       site. Go to AIMinvestments.com, access
Fund's semiannual and annual reports to      fee charges, by calling 202-942-8090 or       the About Us tab, click on Required
shareholders. For the first and third        800-732-0330, or by electronic request at     Notices and then click on Proxy Voting
quarters, the Fund files the lists with      the following email address:                  Activity. Next, select the Fund from the
the Securities and Exchange Commission       publicinfo@sec.gov. The SEC file numbers      drop-down menu. The information is also
(SEC) on Form N-Q. The most recent list of   for the Fund are 811-5686 and 33-39519.       available on the SEC Web site, sec.gov.
portfolio holdings is available at
AIMinvestments.com. From our home page,         A description of the policies and
click on Products & Performance, then        procedures that the Fund uses to
Mutual Funds, then Fund Overview. Select     determine how to vote proxies relating to
your Fund from the drop-down menu and        portfolio securities is available without
click on Complete Quarterly Holdings.        charge, upon request, from our Client
Shareholders can also look up the Fund's     Services department at 800-959-4246 or on
Forms N-Q on the SEC's Web site at           the AIM Web site, AIMinvestments.com. On
sec.gov. And copies of the Fund's Forms      the home page, scroll down and click on
N-Q may be reviewed and copied at the        AIM Funds Proxy Policy. The information
SEC's Public Reference Room at 450 Fifth     is also available on the SEC Web site,
                                             sec.gov.

                                                Information regarding how the Fund
                                             voted

AIM TOTAL RETURN BOND FUND




========================================     =========================================     =========================================

AVERAGE ANNUAL TOTAL RETURNS                 AVERAGE ANNUAL TOTAL RETURNS                  CUMULATIVE TOTAL RETURNS

As of 7/31/05, including applicable sales    As of 6/30/05, most recent calendar quarter   6 months ended 7/31/05, excluding
charges                                      end, including applicable sales charges       applicable sales charges

CLASS A SHARES                               CLASS A SHARES                                Class A Shares                    1.38%
Inception (12/31/01)               4.14%     Inception (12/31/01)                4.44%
 1 Year                           -0.38       1 Year                             1.08      Class B Shares                    1.00

CLASS B SHARES                               CLASS B SHARES                                Class C Shares                    1.00
Inception (12/31/01)               4.03%     Inception (12/31/01)                4.36%
 1 Year                           -1.20       1 Year                             0.35      Class R Shares                    1.15

CLASS C SHARES                               CLASS C SHARES                                =========================================
Inception (12/31/01)               4.78%     Inception (12/31/01)                5.12%
 1 Year                            2.80       1 Year                             4.35

CLASS R SHARES                               CLASS R SHARES
Inception                          5.32%     Inception                           5.68
 1 Year                            4.21       1 Year                             5.88

========================================     ===========================================

CLASS R SHARES' INCEPTION DATE IS APRIL      PERFORMANCE. PERFORMANCE FIGURES REFLECT      CDSC ON CLASS C SHARES IS 1% FOR THE
30, 2004. RETURNS SINCE THAT DATE ARE        REINVESTED DISTRIBUTIONS, CHANGES IN NET      FIRST YEAR AFTER PURCHASE. CLASS R SHARES
HISTORICAL RETURNS. ALL OTHER RETURNS ARE    ASSET VALUE AND THE EFFECT OF THE MAXIMUM     DO NOT HAVE A FRONT-END SALES CHARGE;
BLENDED RETURNS OF HISTORICAL CLASS R        SALES CHARGE UNLESS OTHERWISE STATED.         RETURNS SHOWN ARE AT NET ASSET VALUE AND
SHARE PERFORMANCE AND RESTATED CLASS A       INVESTMENT RETURN AND PRINCIPAL VALUE         DO NOT REFLECT A 0.75% CDSC THAT MAY BE
SHARE PERFORMANCE (FOR PERIODS PRIOR TO      WILL FLUCTUATE SO THAT YOU MAY HAVE A         IMPOSED ON A TOTAL REDEMPTION OF
THE INCEPTION DATE OF CLASS R SHARES) AT     GAIN OR LOSS WHEN YOU SELL SHARES.            RETIREMENT PLAN ASSETS WITHIN THE FIRST
NET ASSET VALUE, ADJUSTED TO REFLECT THE                                                   YEAR.
HIGHER RULE 12b-1 FEES APPLICABLE TO            CLASS A SHARE PERFORMANCE REFLECTS THE
CLASS R SHARES. CLASS A SHARES' INCEPTION    MAXIMUM 4.75% SALES CHARGE, AND CLASS B          THE PERFORMANCE OF THE FUND'S SHARE
DATE IS DECEMBER 31, 2001.                   AND CLASS C SHARE PERFORMANCE REFLECTS        CLASSES WILL DIFFER DUE TO DIFFERENT
                                             THE APPLICABLE CONTINGENT DEFERRED SALES      SALES CHARGE STRUCTURES AND CLASS
   THE PERFORMANCE DATA QUOTED REPRESENT     CHARGE (CDSC) FOR THE PERIOD INVOLVED.        EXPENSES. HAD THE ADVISOR NOT WAIVED FEES
PAST PERFORMANCE AND CANNOT GUARANTEE        THE CDSC ON CLASS B SHARES DECLINES FROM      AND/OR REIMBURSED EXPENSES, PERFORMANCE
COMPARABLE FUTURE RESULTS; CURRENT           5% BEGINNING AT THE TIME OF PURCHASE TO       WOULD HAVE BEEN LOWER.
PERFORMANCE MAY BE LOWER OR HIGHER.          0% AT THE BEGINNING OF THE SEVENTH YEAR.
PLEASE VISIT AIMINVESTMENTS.COM FOR THE      THE
MOST RECENT MONTH-END

AIM TOTAL RETURN BOND FUND




APPROVAL OF INVESTMENT ADVISORY AGREEMENT AND
SUMMARY OF INDEPENDENT WRITTEN FEE EVALUATION


The Board of Trustees of AIM Investment      o The quality of services to be provided      o Fees relative to those of comparable
Securities Funds (the "Board") oversees      by AIM. The Board reviewed the                funds with other advisors. The Board
the management of AIM Total Return Bond      credentials and experience of the             reviewed the advisory fee rate for the
Fund (the "Fund") and, as required by        officers and employees of AIM who will        Fund under the Advisory Agreement. The
law, determines annually whether to          provide investment advisory services to       Board compared effective contractual
approve the continuance of the Fund's        the Fund. In reviewing the qualifications     advisory fee rates at a common asset
advisory agreement with A I M Advisors,      of AIM to provide investment advisory         level and noted that the Fund's rate was
Inc. ("AIM"). Based upon the                 services, the Board reviewed the              below the median rate of the funds
recommendation of the Investments            qualifications of AIM's investment            advised by other advisors with investment
Committee of the Board, which is             personnel and considered such issues as       strategies comparable to those of the
comprised solely of independent trustees,    AIM's portfolio and product review            Fund that the Board reviewed. The Board
at a meeting held on June 30, 2005, the      process, various back office support          noted that AIM has agreed to limit the
Board, including all of the independent      functions provided by AIM and AIM's           Fund's total annual operating expenses,
trustees, approved the continuance of the    equity and fixed income trading               as discussed below. Based on this review,
advisory agreement (the "Advisory            operations. Based on the review of these      the Board concluded that the advisory fee
Agreement") between the Fund and AIM for     and other factors, the Board concluded        rate for the Fund under the Advisory
another year, effective July 1, 2005.        that the quality of services to be            Agreement was fair and reasonable.
                                             provided by AIM was appropriate and that
   The Board considered the factors          AIM currently is providing satisfactory       o Expense limitations and fee waivers.
discussed below in evaluating the            services in accordance with the terms of      The Board noted that AIM has
fairness and reasonableness of the           the Advisory Agreement.                       contractually agreed to waive fees and/or
Advisory Agreement at the meeting on June                                                  limit expenses of the Fund through July
30, 2005 and as part of the Board's          o The performance of the Fund relative to     31, 2005 in an amount necessary to limit
ongoing oversight of the Fund. In their      comparable funds. The Board reviewed the      total annual operating expenses to a
deliberations, the Board and the             performance of the Fund during the past       specified percentage of average daily net
independent trustees did not identify any    one and three calendar years against the      assets for each class of the Fund. In
particular factor that was controlling,      performance of funds advised by other         addition, the Board noted that AIM has
and each trustee attributed different        advisors with investment strategies           voluntarily agreed to waive fees and/or
weights to the various factors.              comparable to those of the Fund. The          limit expenses of the Fund in an amount
                                             Board noted that the Fund's performance       necessary to limit total annual operating
   One of the responsibilities of the        for the one year period was above the         expenses to a specified percentage of
Senior Officer of the Fund, who is           median performance of such comparable         average daily net assets for each class
independent of AIM and AIM's affiliates,     funds and was below the median                of the Fund that is lower than the
is to manage the process by which the        performance of comparable funds for the       contractual agreement. The Board
Fund's proposed management fees are          three year period. Based on this review,      considered the contractual and voluntary
negotiated to ensure that they are           the Board concluded that no changes           nature of these fee waivers/expense
negotiated in a manner which is at arm's     should be made to the Fund and that it        limitations and noted that the
length and reasonable. To that end, the      was not necessary to change the Fund's        contractual agreement remains in effect
Senior Officer must either supervise a       portfolio management team at this time.       through July 31, 2005 and the voluntary
competitive bidding process or prepare an                                                  agreement can be terminated at any time
independent written evaluation. The          o The performance of the Fund relative to     by AIM without further notice to
Senior Officer has recommended an            indices. The Board reviewed the               investors. The Board considered the
independent written evaluation in lieu of    performance of the Fund during the past       effect these fee waivers/expense
a competitive bidding process and, upon      one and three calendar years against the      limitations would have on the Fund's
the direction of the Board, has prepared     performance of the Lipper Intermediate        estimated expenses and concluded that the
such an independent written evaluation.      Investment Grade Index. The Board noted       levels of fee waivers/expense limitations
Such written evaluation also considered      that the Fund's performance in such           for the Fund were fair and reasonable.
certain of the factors discussed below.      periods was comparable to the performance
In addition, as discussed below, the         of such Index. Based on this review, the      o Breakpoints and economies of scale. The
Senior Officer made certain                  Board concluded that no changes should be     Board reviewed the structure of the
recommendations to the Board in              made to the Fund and that it was not          Fund's advisory fee under the Advisory
connection with such written evaluation.     necessary to change the Fund's portfolio      Agreement, noting that it includes two
                                             management team at this time.                 breakpoints. The Board reviewed the level
   The discussion below serves as a                                                        of the Fund's advisory fees, and noted
summary of the Senior Officer's              o Meeting with the Fund's portfolio           that such fees, as a percentage of the
independent written evaluation and           managers and investment personnel. With       Fund's net assets, would decrease as net
recommendations to the Board in              respect to the Fund, the Board is meeting     assets increase because the Advisory
connection therewith, as well as a           periodically with such Fund's portfolio       Agreement includes breakpoints. The Board
discussion of the material factors and       managers and/or other investment              noted that, due to the Fund's current
the conclusions with respect thereto that    personnel and believes that such              asset levels and the way in which the
formed the basis for the Board's approval    individuals are competent and able to         advisory fee breakpoints have been
of the Advisory Agreement. After             continue to carry out their                   structured, the Fund has yet to benefit
consideration of all of the factors below    responsibilities under the Advisory           from the breakpoints. The Board concluded
and based on its informed business           Agreement.                                    that the Fund's fee levels under the
judgment, the Board determined that the                                                    Advisory Agreement therefore would
Advisory Agreement is in the best            o Overall performance of AIM. The Board       reflect economies of scale at higher
interests of the Fund and its                considered the overall performance of AIM     asset levels and that it was not
shareholders and that the compensation to    in providing investment advisory and          necessary to change the advisory fee
AIM under the Advisory Agreement is fair     portfolio administrative services to the      breakpoints in the Fund's advisory fee
and reasonable and would have been           Fund and concluded that such performance      schedule.
obtained through arm's length                was satisfactory.
negotiations.                                                                              o Investments in affiliated money market
                                             o Fees relative to those of clients of        funds. The Board also took into account
o The nature and extent of the advisory      AIM with comparable investment                the fact that uninvested cash and cash
services to be provided by AIM. The Board    strategies. The Board noted that AIM does     collateral from securities lending
reviewed the services to be provided by      not serve as an advisor to other mutual       arrangements (collectively, "cash
AIM under the Advisory Agreement. Based      funds or other clients with investment        balances") of the Fund may be invested in
on such review, the Board concluded that     strategies comparable to those of the         money market funds advised by AIM
the range of services to be provided by      Fund.                                         pursuant to the terms of an SEC exemptive
AIM under the Advisory Agreement was                                                       order. The Board found that the Fund may
appropriate and that AIM currently is                                                      realize certain benefits upon investing
providing services in accordance with the                                                  cash balances in AIM
terms of the Advisory Agreement.


AIM TOTAL RETURN BOND FUND





advised money market funds, including a      the review of the profitability of AIM's      o Other factors and current trends. In
higher net return, increased liquidity,      and its affiliates' investment advisory       determining whether to continue the
increased diversification or decreased       and other activities and its financial        Advisory Agreement for the Fund, the
transaction costs. The Board also found      condition, the Board concluded that the       Board considered the fact that AIM, along
that the Fund will not receive reduced       compensation to be paid by the Fund to        with others in the mutual fund industry,
services if it invests its cash balances     AIM under its Advisory Agreement was not      is subject to regulatory inquiries and
in such money market funds. The Board        excessive.                                    litigation related to a wide range of
noted that, to the extent the Fund                                                         issues. The Board also considered the
invests in affiliated money market funds,    o Benefits of soft dollars to AIM. The        governance and compliance reforms being
AIM has voluntarily agreed to waive a        Board considered the benefits realized by     undertaken by AIM and its affiliates,
portion of the advisory fees it receives     AIM as a result of brokerage transactions     including maintaining an internal
from the Fund attributable to such           executed through "soft dollar"                controls committee and retaining an
investment. The Board further determined     arrangements. Under these arrangements,       independent compliance consultant, and
that the proposed securities lending         brokerage commissions paid by the Fund        the fact that AIM has undertaken to cause
program and related procedures with          and/or other funds advised by AIM are         the Fund to operate in accordance with
respect to the lending Fund is in the        used to pay for research and execution        certain governance policies and
best interests of the lending Fund and       services. This research is used by AIM in     practices. The Board concluded that these
its respective shareholders. The Board       making investment decisions for the Fund.     actions indicated a good faith effort on
therefore concluded that the investment      The Board concluded that such                 the part of AIM to adhere to the highest
of cash collateral received in connection    arrangements were appropriate.                ethical standards, and determined that
with the securities lending program in                                                     the current regulatory and litigation
the money market funds according to the      o AIM's financial soundness in light of       environment to which AIM is subject
procedures is in the best interests of       the Fund's needs. The Board considered        should not prevent the Board from
the lending Fund and its respective          whether AIM is financially sound and has      continuing the Advisory Agreement for the
shareholders.                                the resources necessary to perform its        Fund.
                                             obligations under the Advisory Agreement,
o Independent written evaluation and         and concluded that AIM has the financial
recommendations of the Fund's Senior         resources necessary to fulfill its
Officer. The Board noted that, upon their    obligations under the Advisory Agreement.
direction, the Senior Officer of the Fund
had prepared an independent written          o Historical relationship between the
evaluation in order to assist the Board      Fund and AIM. In determining whether to
in determining the reasonableness of the     continue the Advisory Agreement for the
proposed management fees of the AIM          Fund, the Board also considered the prior
Funds, including the Fund. The Board         relationship between AIM and the Fund, as
noted that the Senior Officer's written      well as the Board's knowledge of AIM's
evaluation had been relied upon by the       operations, and concluded that it was
Board in this regard in lieu of a            beneficial to maintain the current
competitive bidding process. In              relationship, in part, because of such
determining whether to continue the          knowledge. The Board also reviewed the
Advisory Agreement for the Fund, the         general nature of the non-investment
Board considered the Senior Officer's        advisory services currently performed by
written evaluation and the recommendation    AIM and its affiliates, such as
made by the Senior Officer to the Board      administrative, transfer agency and
that the Board consider implementing a       distribution services, and the fees
process to assist them in more closely       received by AIM and its affiliates for
monitoring the performance of the AIM        performing such services. In addition to
Funds. The Board concluded that it would     reviewing such services, the trustees
be advisable to implement such a process     also considered the organizational
as soon as reasonably practicable.           structure employed by AIM and its
                                             affiliates to provide those services.
o Profitability of AIM and its               Based on the review of these and other
affiliates. The Board reviewed               factors, the Board concluded that AIM and
information concerning the profitability     its affiliates were qualified to continue
of AIM's (and its affiliates') investment    to provide non-investment advisory
advisory and other activities and its        services to the Fund, including
financial condition. The Board considered    administrative, transfer agency and
the overall profitability of AIM, as well    distribution services, and that AIM and
as the profitability of AIM in connection    its affiliates currently are providing
with managing the Fund. The Board noted      satisfactory non-investment advisory
that AIM's operations remain profitable,     services.
although increased expenses in recent
years have reduced AIM's profitability.
Based on

   SUPPLEMENT TO ANNUAL REPORT DATED 7/31/05




AIM TOTAL RETURN BOND FUND


                                             =========================================
INSTITUTIONAL CLASS SHARES                   AVERAGE ANNUAL TOTAL RETURNS                     PLEASE NOTE THAT PAST PERFORMANCE IS
                                             For periods ended 7/31/05                     NOT INDICATIVE OF FUTURE RESULTS. MORE
The following information has been                                                         RECENT RETURNS MAY BE MORE OR LESS THAN
prepared to provide Institutional Class      Inception                           5.66%     THOSE SHOWN. ALL RETURNS ASSUME
shareholders with a performance overview       1 Year                            4.73      REINVESTMENT OF DISTRIBUTIONS AT NET
specific to their holdings.                    6 Months*                         1.50      ASSET VALUE. INVESTMENT RETURN AND
Institutional Class shares are offered                                                     PRINCIPAL VALUE WILL FLUCTUATE SO YOUR
exclusively to institutional investors,      AVERAGE ANNUAL TOTAL RETURNS                  SHARES, WHEN REDEEMED, MAY BE WORTH MORE
including defined contribution plans         For periods ended 6/30/05, most               OR LESS THAN THEIR ORIGINAL COST. SEE
that meet certain criteria.                  recent calendar quarter-end                   FULL REPORT FOR INFORMATION ON
                                                                                           COMPARATIVE BENCHMARKS. PLEASE CONSULT
                                             Inception                           6.02%     YOUR FUND PROSPECTUS FOR MORE
                                               1 Year                            6.51      INFORMATION. FOR THE MOST CURRENT
                                               6 Months*                         2.72      MONTH-END PERFORMANCE, PLEASE CALL
                                                                                           800-451-4246 OR VISIT AIMINVESTMENTS.COM.
                                             *Cumulative total return that has not
                                             been annualized
                                             =========================================
                                             INSTITUTIONAL CLASS SHARES HAVE NO SALES
                                             CHARGE; THEREFORE, PERFORMANCE IS AT
                                             NAV.

                                             INSTITUTIONAL CLASS SHARES' INCEPTION
                                             DATE IS APRIL 30, 2004. RETURNS SINCE
                                             THAT DATE ARE HISTORICAL RETURNS. ALL
                                             OTHER RETURNS ARE BLENDED RETURNS OF
                                             HISTORICAL INSTITUTIONAL CLASS SHARE
                                             PERFORMANCE AND RESTATED CLASS A SHARE
                                             PERFORMANCE (FOR PERIODS PRIOR TO THE
                                             INCEPTION DATE OF INSTITUTIONAL CLASS
                                             SHARES) AT NET ASSET VALUE AND REFLECT
                                             THE HIGHER RULE 12b-1 FEES APPLICABLE TO
                                             CLASS A SHARES. CLASS A SHARES'
========================================     INCEPTION DATE IS DECEMBER 31, 2001.
 NASDAQ Symbol                    TBRIX      INSTITUTIONAL CLASS SHARES WOULD HAVE
========================================     HAD DIFFERENT RETURNS DUE TO DIFFERENCES
                                             IN THE EXPENSE STRUCTURE OF THE
                                             INSTITUTIONAL CLASS.

                                             HAD THE ADVISOR NOT WAIVED FEES AND/OR
                                             REIMBURSED EXPENSES, PERFORMANCE WOULD
                                             HAVE BEEN LOWER.


                                   Over for information on your Fund's expenses.


                      FOR INSTITUTIONAL INVESTOR USE ONLY

This material is for institutional investor use only and may not be quoted, reproduced or shown to the public, nor used in written form as sales literature for public use.

AIMinvestments.com     TRB-INS-1    [YOUR GOALS. OUR SOLUTIONS.]      [AIM INVESTMENTS LOGO APPEARS HERE]
                                      --Registered Trademark--              --Registered Trademark--

  INFORMATION ABOUT YOUR FUND'S EXPENSES



CALCULATING YOUR ONGOING FUND EXPENSES


EXAMPLE                                      divide your account value by $1,000 (for         The hypothetical account values and
                                             example, an $8,600 account value divided      expenses may not be used to estimate the
As a shareholder of the Fund, you incur      by $1,000 = 8.6), then multiply the           actual ending account balance or
ongoing costs, including management fees     result by the number in the table under       expenses you paid for the period. You
and other Fund expenses. This example is     the heading entitled "Actual Expenses         may use this information to compare the
intended to help you understand your         Paid During Period" to estimate the           ongoing costs of investing in the Fund
ongoing costs (in dollars) of investing      expenses you paid on your account during      and other funds. To do so, compare this
in the Fund and to compare these costs       this period.                                  5% hypothetical example with the 5%
with ongoing costs of investing in other                                                   hypothetical examples that appear in the
mutual funds. The example is based on an     HYPOTHETICAL EXAMPLE FOR                      shareholder reports of the other funds.
investment of $1,000 invested at the         COMPARISON PURPOSES
beginning of the period and held for the                                                      Please note that the expenses shown
entire period February 1, 2005, through      The table below also provides                 in the table are meant to highlight your
July 31, 2005.                               information about hypothetical account        ongoing costs only. Therefore, the
                                             values and hypothetical expenses based        hypothetical information is useful in
ACTUAL EXPENSES                              on the Fund's actual expense ratio and        comparing ongoing costs only, and will
                                             an assumed rate of return of 5% per year      not help you determine the relative
The table below provides information         before expenses, which is not the Fund's      total costs of owning different funds.
about actual account values and actual       actual return. The Fund's actual
expenses. You may use the information in     cumulative total return after expenses
this table, together with the amount you     for the six months ended July 31, 2005,
invested, to estimate the expenses that      appears in the table on the front of
you paid over the period. Simply             this supplement.

====================================================================================================================================
                                                       ACTUAL                                     HYPOTHETICAL
                                                                                         (5% annual return before expenses)

                   BEGINNING ACCOUNT      ENDING ACCOUNT           EXPENSES            ENDING ACCOUNT             EXPENSES
   SHARE                VALUE                 VALUE              PAID DURING               VALUE                 PAID DURING
   CLASS               (2/1/05)             (7/31/05)(1)           PERIOD(2)             (7/31/05)                 PERIOD(2)
Institutional         $1,000.00             $1,015.00               $3.75                $1,021.08                  $3.76


(1) The actual ending account value is based on the actual total return of the Fund for the period February 1, 2005, through July
    31, 2005, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund's expense ratio and a hypothetical annual return of 5% before expenses. The Fund's actual cumulative total return after expenses for the six months ended July 31, 2005, appears in the table on the front of this supplement.

(2) Expenses are equal to the Fund's annualized expense ratio, 0.75% for the Institutional Class shares, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

====================================================================================================================================


AIMinvestments.com             TRB-INS-1

FINANCIALS

SCHEDULE OF INVESTMENTS

July 31, 2005

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
BONDS & NOTES-56.78%

ADVERTISING-0.04%

Interpublic Group of Cos., Inc. (The), Sr.
  Unsec. Notes, 7.88%, 10/15/05(a)             $   91,000        $     91,749
=============================================================================

AEROSPACE & DEFENSE-0.06%

Honeywell International Inc., Global Notes,
  6.88%, 10/03/05(a)                               20,000              20,106
-----------------------------------------------------------------------------
Lockheed Martin Corp., Unsec. Gtd. Unsub.
  Notes, 7.25%, 05/15/06(a)                       109,000             111,470
=============================================================================
                                                                      131,576
=============================================================================

AIR FREIGHT & LOGISTICS-0.89%

Ryder System, Inc.-Series P, Notes, 6.60%,
  11/15/05(a)                                   2,000,000           2,012,480
=============================================================================

ASSET MANAGEMENT & CUSTODY BANKS-0.10%

Bank of New York Institutional Capital
  Trust-Series A, Trust Pfd. Bonds, 7.78%,
  12/01/26 (Acquired 06/12/03; Cost
  $238,542)(a)(b)                                 200,000             214,462
=============================================================================

AUTOMOBILE MANUFACTURERS-2.17%

DaimlerChrysler North America Holding Corp.,
  Series D, Gtd. Floating Rate Medium Term
  Notes,
    3.89%, 05/24/06(a)(c)                       1,200,000           1,201,098
-----------------------------------------------------------------------------
    4.27%, 09/26/05(a)(c)                       1,850,000           1,850,902
-----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Global Notes,
    7.25%, 01/18/06(a)                          1,800,000           1,825,794
=============================================================================
                                                                    4,877,794
=============================================================================

BROADCASTING & CABLE TV-5.13%

Comcast Corp.,
  Sr. Notes,
    7.25%, 08/01/05(a)                            910,000             909,909
-----------------------------------------------------------------------------
    8.30%, 05/15/06(a)                            325,000             334,808
-----------------------------------------------------------------------------
  Sr. Sub. Deb., 10.63%, 07/15/12(a)              240,000             310,008
-----------------------------------------------------------------------------
  Sr. Unsec. Deb., 8.88%, 09/15/05(a)             900,000             905,202
-----------------------------------------------------------------------------
  Sr. Unsec. Notes,
    6.88%, 02/15/06(a)                            850,000             861,976
-----------------------------------------------------------------------------
    8.00%, 08/01/05(a)                          1,150,000           1,149,885
-----------------------------------------------------------------------------
    8.38%, 11/01/05(a)                          2,880,000           2,924,352
-----------------------------------------------------------------------------
  Sr. Unsec. Sub. Notes, 10.50%, 06/15/06(a)      985,000           1,040,712
-----------------------------------------------------------------------------
  Sr. Unsec. Unsub. Notes, 6.38%, 01/30/06(a)     375,000             379,181
-----------------------------------------------------------------------------
Cox Radio, Inc., Sr. Unsec. Notes, 6.63%,
  02/15/06(a)                                     125,000             126,631
-----------------------------------------------------------------------------
IAC/InterActive Corp., Sr. Unsec. Gtd. Unsub.
  Notes, 6.75%, 11/15/05(a)                     1,000,000           1,006,066
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
BROADCASTING & CABLE TV-(CONTINUED)

MediaOne Group, Inc., Gtd. Notes, 6.75%,
  10/01/05(a)                                  $  190,000        $    190,811
-----------------------------------------------------------------------------
Time Warner Cos., Inc.,
  Notes, 8.18%, 08/15/07(a)                       650,000             692,685
-----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Deb., 7.57%, 02/01/24(a)        600,000             710,154
=============================================================================
                                                                   11,542,380
=============================================================================

BUILDING PRODUCTS-0.33%

Hanson Overseas B.V. (Netherlands), Sr. Gtd.
  Yankee Notes, 6.75%, 09/15/05(a)                740,000             742,094
=============================================================================

COMMODITY CHEMICALS-0.45%

Methanex Corp., (Canada), Unsec. Yankee
  Notes, 7.75%, 08/15/05(a)                     1,000,000           1,005,020
=============================================================================

CONSUMER FINANCE-8.36%

Capital One Bank, Sr. Medium Term Global
  Notes, 6.88%, 02/01/06(a)                     1,175,000           1,191,532
-----------------------------------------------------------------------------
Capital One Capital I, Sub. Floating Rate
  Trust Pfd. Bonds, 4.76%, 02/01/27 (Acquired
  09/15/04-09/16/04; Cost $813,712)(a)(b)(c)      800,000             802,576
-----------------------------------------------------------------------------
Capital One Financial Corp.,
  Sr. Unsec. Notes, 7.25%, 05/01/06(a)          1,425,000           1,455,709
-----------------------------------------------------------------------------
  Unsec. Notes, 7.13%, 08/01/08(a)                175,000             186,415
-----------------------------------------------------------------------------
Ford Motor Credit Co.,
  Global Notes, 7.60%, 08/01/05(a)              1,930,000           1,930,174
-----------------------------------------------------------------------------
  Medium Term Notes, 5.05%, 05/22/06(a)         1,000,000           1,000,150
-----------------------------------------------------------------------------
  Notes, 6.38%, 12/15/05(a)                     1,000,000           1,006,790
-----------------------------------------------------------------------------
  Unsec. Global Notes,
    6.50%, 01/25/07(a)                            750,000             757,852
-----------------------------------------------------------------------------
    6.88%, 02/01/06(a)                          3,753,000           3,791,281
-----------------------------------------------------------------------------
  Unsec. Notes, 6.13%, 01/09/06(a)                260,000             261,856
-----------------------------------------------------------------------------
General Motors Acceptance Corp.,
  Floating Rate Medium Term Notes, 4.15%,
  05/18/06(a)(c)                                  675,000             671,969
-----------------------------------------------------------------------------
  Unsec. Unsub. Global Notes, 6.75%,
  01/15/06(a)                                   3,800,000(d)        3,837,392
-----------------------------------------------------------------------------
MBNA America Bank N.A., Sr. Global Medium
  Term Notes,
  6.50%, 06/20/06(a)                              487,000             495,615
-----------------------------------------------------------------------------
  7.75%, 09/15/05(a)                            1,430,000           1,436,506
=============================================================================
                                                                   18,825,817
=============================================================================

DIVERSIFIED BANKS-2.20%

AB Spintab (Sweden), Bonds, 7.50% (Acquired
  02/12/04; Cost $133,922)(a)(b)(e)               120,000             123,732
-----------------------------------------------------------------------------
Abbey National PLC (United Kingdom), Sub.
  Yankee Notes, 7.35%(a)(e)                       100,000             103,491
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
DIVERSIFIED BANKS-(CONTINUED)

American Savings Bank, Notes, 6.63%, 02/15/06
  (Acquired 03/05/03; Cost $83,179)(a)(b)      $   75,000        $     75,738
-----------------------------------------------------------------------------
Bangkok Bank PCL (Hong Kong), Unsec. Sub.
  Notes, 9.03%, 03/15/29 (Acquired 04/22/05;
  Cost $1,126,818)(a)(b)                          900,000           1,173,411
-----------------------------------------------------------------------------
BankAmerica Corp., Unsec. Sub. Notes, 7.13%,
  03/01/09(a)                                      50,000              54,262
-----------------------------------------------------------------------------
BankBoston Capital Trust IV, Gtd. Floating
  Rate Trust Pfd. Notes, 3.97%,
  06/08/28(a)(c)                                  250,000             243,525
-----------------------------------------------------------------------------
Centura Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.85%, 06/01/27 (Acquired 05/22/03;
  Cost $379,629)(a)(b)                            300,000             329,922
-----------------------------------------------------------------------------
Corporacion Andina de Fomento (Venezuela),
  Unsec. Global Notes, 6.88%, 03/15/12(a)         600,000             671,484
-----------------------------------------------------------------------------
Credit Suisse First Boston, Inc., Sub. Medium
  Term Notes, 7.75%, 05/15/06 (Acquired
  04/06/05; Cost $207,902)(a)(b)                  200,000             205,214
-----------------------------------------------------------------------------
Danske Bank A/S (Denmark), First Tier Bonds,
  5.91% (Acquired 06/07/04; Cost
  $200,000)(a)(b)(e)                              200,000             212,216
-----------------------------------------------------------------------------
First Empire Capital Trust I, Gtd. Trust Pfd.
  Notes, 8.23%, 02/01/27(a)                       195,000             210,885
-----------------------------------------------------------------------------
Golden State Bancorp Inc., Sub. Deb., 10.00%,
  10/01/06(a)                                     250,000             265,702
-----------------------------------------------------------------------------
Lloyds Bank PLC (United Kingdom)-Series 1,
  Unsec. Sub. Floating Rate Euro Notes,
  3.88%(a)(e)(f)                                  300,000             266,738
-----------------------------------------------------------------------------
National Bank of Canada (Canada), Floating
  Rate Euro Deb., 3.31%, 08/29/87(a)(f)            70,000              56,669
-----------------------------------------------------------------------------
National Westminster Bank PLC (United
  Kingdom)-Series B, Unsec. Sub. Floating
  Rate Euro Notes, 3.31%(a)(e)(f)                 100,000              90,442
-----------------------------------------------------------------------------
NBD Bank N.A. Michigan, Unsec. Sub. Deb.,
  8.25%, 11/01/24(a)                              160,000             211,472
-----------------------------------------------------------------------------
RBS Capital Trust III, Sub. Trust Pfd. Global
  Notes, 5.51%(a)(e)                              330,000             338,851
-----------------------------------------------------------------------------
Wells Fargo & Co., Sr. Unsec. Global Notes,
  3.75%, 10/15/07(a)                              325,000             320,645
=============================================================================
                                                                    4,954,399
=============================================================================

DIVERSIFIED CHEMICALS-0.63%

Dow Capital B.V. (Netherlands)-Series G,
  Medium Term Notes, 8.64%, 06/01/22(a)         1,030,000           1,327,783
-----------------------------------------------------------------------------
Dow Chemical Co. (The), Sr. Unsec. Medium
  Term Notes, 3.85%, 11/15/05(a)                  100,000              99,997
=============================================================================
                                                                    1,427,780
=============================================================================

DIVERSIFIED METALS & MINING-0.77%

Falconbridge Ltd. (Canada), Unsec. Yankee
  Deb., 7.38%, 09/01/05(a)                      1,735,000           1,739,424
=============================================================================

ELECTRIC UTILITIES-3.12%

AmerenEnergy Generating Co.-Series C, Sr.
  Unsec. Global Notes, 7.75%, 11/01/05(a)         200,000             201,830
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
ELECTRIC UTILITIES-(CONTINUED)

Commonwealth Edison Co., Unsec. Deb. 6.40%,
  10/15/05(a)                                  $  500,000        $    502,155
-----------------------------------------------------------------------------
Consolidated Edison Co. of New York-Series A,
  Unsec. Deb., 7.75%, 06/01/26(a)                 250,000             257,892
-----------------------------------------------------------------------------
Kansas City Power & Light Co., Sr. Unsec.
  Notes, 7.13%, 12/15/05(a)                       650,000             656,929
-----------------------------------------------------------------------------
MidAmerican Energy Holdings Co., Sr. Unsec.
  Notes, 7.23%, 09/15/05(a)                     2,170,000           2,179,201
-----------------------------------------------------------------------------
Niagara Mohawk Power Corp.-Series F, Sr.
  Unsec. Notes, 7.63%, 10/01/05(a)              1,841,098           1,852,715
-----------------------------------------------------------------------------
Pinnacle West Capital Corp., Sr. Unsec.
  Notes, 6.40%, 04/01/06(a)                       600,000             608,460
-----------------------------------------------------------------------------
Potomac Electric Power Co., Sec. First
  Mortgage Bonds, 6.50%, 09/15/05(a)(g)           250,000             250,692
-----------------------------------------------------------------------------
Yorkshire Power Finance (Cayman
  Islands)-Series B, Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.50%, 02/25/08(a)                500,000             513,910
=============================================================================
                                                                    7,023,784
=============================================================================

FOOD RETAIL-0.45%

Safeway Inc., Sr. Unsec. Notes,
  2.50%, 11/01/05(a)                              430,000             428,431
-----------------------------------------------------------------------------
  6.15%, 03/01/06(a)                              580,000             586,229
=============================================================================
                                                                    1,014,660
=============================================================================

GAS UTILITIES-0.23%

CenterPoint Energy Resources Corp., Unsec.
  Deb., 6.50%, 02/01/08(a)                        250,000             260,643
-----------------------------------------------------------------------------
Columbia Energy Group-Series C, Notes, 6.80%,
  11/28/05(a)                                     250,000             252,063
=============================================================================
                                                                      512,706
=============================================================================

GOLD-0.09%

Newmont Mining Corp., Unsec. Notes, 5.88%,
  04/01/35(a)                                     200,000             199,054
=============================================================================

HOMEBUILDING-1.18%

D.R. Horton, Inc., Sr. Unsec. Notes, 7.88%,
  08/15/11(a)                                     300,000             337,125
-----------------------------------------------------------------------------
Pulte Homes, Inc., Unsec. Gtd. Notes, 7.30%,
  10/24/05(a)                                     200,000             201,382
-----------------------------------------------------------------------------
Ryland Group, Inc. (The), Sr. Unsec. Unsub.
  Notes,
  8.00%, 08/15/06(a)                            1,600,000           1,651,856
-----------------------------------------------------------------------------
  9.75%, 09/01/10(a)                              450,000             474,120
=============================================================================
                                                                    2,664,483
=============================================================================

HOTELS, RESORTS & CRUISE LINES-0.90%

Marriott International, Inc.-Series B, Sr.
  Unsec. Notes, 6.88%, 11/15/05(a)              2,000,000           2,015,880
=============================================================================

HOUSEWARES & SPECIALTIES-0.58%

American Greetings Corp., Unsec. Putable
  Deb., 6.10%, 08/01/08(a)                      1,275,000           1,311,019
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

INDEPENDENT POWER PRODUCERS & ENERGY
  TRADERS-0.43%

PSEG Power LLC, Sr. Unsec. Gtd. Global Notes,
  6.88%, 04/15/06(a)                           $  960,000        $    976,934
=============================================================================

INDUSTRIAL CONGLOMERATES-0.48%

Tyco International Group S.A. (Luxembourg),
  Sr. Unsec. Gtd. Unsub. Yankee Notes, 6.38%,
  02/15/06(a)                                     700,000             708,435
-----------------------------------------------------------------------------
  Unsec. Gtd. Unsub. Yankee Notes, 5.80%,
  08/01/06(a)                                     230,000             233,809
-----------------------------------------------------------------------------
URC Holdings Corp., Sr. Notes, 7.88%,
  06/30/06 (Acquired 10/08/03-11/22/04; Cost
  $145,305)(a)(b)()                               130,000             133,754
=============================================================================
                                                                    1,075,998
=============================================================================

INTEGRATED OIL & GAS-1.94%

Amerada Hess Corp., Unsec. Notes, 7.13%,
  03/15/33(a)                                     400,000             472,992
-----------------------------------------------------------------------------
ConocoPhillips, Unsec. Deb., 7.13%,
  03/15/28(a)                                     115,000             122,792
-----------------------------------------------------------------------------
Duke Energy Field Services Corp., LLC, Sr.
  Unsec. Notes, 7.50%, 08/16/05(a)              2,000,000           2,002,500
-----------------------------------------------------------------------------
Husky Oil Ltd. (Canada), Yankee Bonds, 8.90%,
  08/15/28(a)                                   1,500,000           1,659,375
-----------------------------------------------------------------------------
USX Corp., Unsec. Notes, 6.65%, 02/01/06(a)       100,000             101,209
=============================================================================
                                                                    4,358,868
=============================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.78%

CenturyTel, Inc.-Series C, Sr. Unsec. Notes,
  6.55%, 12/01/05(a)                            1,800,000           1,814,652
-----------------------------------------------------------------------------
France Telecom S.A. (France), Sr. Unsec. Global Notes,
  7.20%, 03/01/06(a)                              700,000             713,209
-----------------------------------------------------------------------------
  8.50%, 03/01/31(a)                              175,000             241,736
-----------------------------------------------------------------------------
Sprint Capital Corp., Sr. Unsec. Gtd. Global
  Notes, 7.13%, 01/30/06(a)                     2,466,000           2,504,470
-----------------------------------------------------------------------------
Sprint Corp., Deb., 9.25%, 04/15/22(a)            900,000           1,216,737
-----------------------------------------------------------------------------
TELUS Corp. (Canada), Yankee Notes, 7.50%,
  06/01/07(a)                                     400,000             420,024
-----------------------------------------------------------------------------
Verizon California Inc.-Series F, Unsec.
  Deb.,
  6.75%, 05/15/27(a)(g)                           100,000             105,888
-----------------------------------------------------------------------------
Verizon Communications Inc.,
  Unsec. Deb., 8.75%, 11/01/21(a)                 125,000             164,946
-----------------------------------------------------------------------------
  Unsec. Gtd. Deb., 6.94%, 04/15/28(a)            600,000             678,894
-----------------------------------------------------------------------------
Verizon Florida Inc.-Series F, Sr. Unsec.
  Deb., 6.13%, 01/15/13(a)                        125,000             132,380
-----------------------------------------------------------------------------
Verizon Maryland Inc.-Series A, Unsec. Global
  Notes, 6.13%, 03/01/12(a)                       400,000             422,864
-----------------------------------------------------------------------------
Verizon Virginia Inc.-Series A, Unsec. Global
  Deb., 4.63%, 03/15/13(a)                        100,000              97,586
=============================================================================
                                                                    8,513,386
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

INTERNET SOFTWARE & SERVICES-0.25%

Aramark Services Inc., Unsec. Gtd. Notes,
  7.00%, 07/15/06(a)                           $  555,000        $    567,990
=============================================================================

INVESTMENT BANKING & BROKERAGE-0.26%

Goldman Sachs Capital I, Gtd. Sub. Trust Pfd.
  Bonds, 6.35%, 02/15/34(a)                       350,000             373,888
-----------------------------------------------------------------------------
Lehman Brothers Inc., Sr. Unsec. Sub. Notes,
  7.63%, 06/01/06(a)                              150,000             154,040
-----------------------------------------------------------------------------
Merrill Lynch & Co., Inc.-Series C, Sr.
  Floating Rate Medium Term Notes, 3.47%,
  06/16/06(a)(c)                                   50,000              49,961
=============================================================================
                                                                      577,889
=============================================================================

LIFE & HEALTH INSURANCE-0.76%

Prudential Holdings, LLC-Series B, Bonds,
  7.25%, 12/18/23 (Acquired
  01/22/04-12/21/04; Cost
  $1,601,997)(a)(b)(g)                          1,345,000           1,613,664
-----------------------------------------------------------------------------
ReliaStar Financial Corp., Unsec. Notes,
  8.00%, 10/30/06(a)                              100,000             104,486
=============================================================================
                                                                    1,718,150
=============================================================================

MANAGED HEALTH CARE-1.02%

Aetna Inc., Sr. Unsec. Notes, 7.38%,
  03/01/06(a)                                     237,000             241,456
-----------------------------------------------------------------------------
CIGNA Corp., Notes, 6.38%, 01/15/06(a)          1,800,000           1,817,478
-----------------------------------------------------------------------------
WellPoint Inc., Unsec. Unsub. Notes, 4.88%,
  08/01/05(a)                                     230,000             229,977
=============================================================================
                                                                    2,288,911
=============================================================================

MOVIES & ENTERTAINMENT-0.88%

Time Warner Entertainment Co. L.P., Sr.
  Unsec. Deb., 8.38%, 03/15/23(a)                 450,000             564,417
-----------------------------------------------------------------------------
Time Warner Inc., Sr. Unsec. Gtd. Unsub.
  Global Notes, 6.13%, 04/15/06(a)                660,000             669,227
-----------------------------------------------------------------------------
Viacom Inc., Sr. Unsec. Gtd. Global Notes,
  6.40%, 01/30/06(a)                              750,000             757,943
=============================================================================
                                                                    1,991,587
=============================================================================

MULTI-LINE INSURANCE-0.31%

AXA Equitable Life Insurance Co., Notes,
  6.95%, 12/01/05 (Acquired 11/29/04; Cost
  $725,683)(a)(b)                                 700,000             706,433
=============================================================================

MULTI-UTILITIES-0.97%

DTE Energy Co., Sr. Unsec. Unsub. Notes,
  6.45%, 06/01/06(a)                              600,000             610,350
-----------------------------------------------------------------------------
Sempra Energy, Sr. Unsec. Unsub. Notes,
  6.95%, 12/01/05(a)                            1,550,000           1,564,865
=============================================================================
                                                                    2,175,215
=============================================================================

MUNICIPALITIES-3.34%

Chicago (City of), Illinois O'Hare
  International Airport; Refunding Taxable
  General Airport Third Lien Series 2004 E
  RB, 3.88%, 01/01/08(a)(g)()                   1,000,000             991,250
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
MUNICIPALITIES-(CONTINUED)

Dallas (City of), Texas; Taxable Pension
  Limited Tax Series 2005 A GO,
  4.61%, 02/15/14(a)                           $  200,000        $    196,750
-----------------------------------------------------------------------------
  5.20%, 02/15/35(a)                              300,000             301,044
-----------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Capital
  Improvement Limited Tax Series 2005 A-1 GO,
  4.96%, 04/01/20(a)(g)                           385,000             375,575
-----------------------------------------------------------------------------
Detroit (City of), Michigan; Taxable Series
  2005 COP, 4.95%, 06/15/25(a)(g)                 500,000             493,750
-----------------------------------------------------------------------------
Indianapolis (City of), Indiana Local Public
  Improvement Bond Bank;
  Taxable Series 2005 A RB,
  4.87%, 07/15/16(a)                              250,000             249,688
-----------------------------------------------------------------------------
  5.22%, 07/15/20(a)                              325,000             327,886
-----------------------------------------------------------------------------
  5.28%, 01/15/22(a)                              275,000             277,750
-----------------------------------------------------------------------------
Industry (City of), California Urban
  Development Agency (Project 3); Taxable
  Allocation Series 2003 RB, 6.10%,
  05/01/24(a)(g)()                                450,000             470,250
-----------------------------------------------------------------------------
Louisiana (State of); Refunding Unlimited Tax
  Series 2005 A GO, 5.00%, 08/01/14(a)(g)(h)      650,000             715,715
-----------------------------------------------------------------------------
Michigan (State of) Municipal Bond Authority
  (City of Detroit School District); Taxable
  Series 2005 RB, 5.00%, 06/01/15(a)(g)           250,000             272,500
-----------------------------------------------------------------------------
Michigan (State of), Western Michigan
  University; Taxable Series 2005 RB, 4.41%,
  11/15/14(a)(g)                                  375,000             375,840
-----------------------------------------------------------------------------
New Hampshire (State of); Taxable Unlimited
  Tax Series 2005 B GO, 4.65%, 05/15/15(a)        630,000             630,788
-----------------------------------------------------------------------------
New Jersey (State of) Economic Development
  Authority (School Facilities Construction);
  Refunding Series 2005 K RB, 5.25%,
  12/15/14(a)(g)(h)                               300,000             333,501
-----------------------------------------------------------------------------
Oregon (State of) Community College
  Districts; Taxable Pension Limited Tax
  Series 2005 GO,
  4.64%, 06/30/20(a)(g)()                         350,000             341,898
-----------------------------------------------------------------------------
  4.83%, 06/30/28(a)(g)                           590,000             571,155
-----------------------------------------------------------------------------
Phoenix (City of), Arizona Civic Improvement
  Corp.; Taxable Rental Car Facility
  Series 2004 RB,
  3.69%, 07/01/07(a)(g)                           100,000              98,871
-----------------------------------------------------------------------------
  4.21%, 07/01/08(a)(g)                           125,000             124,286
-----------------------------------------------------------------------------
Sacramento (County of), California; Taxable
  Pension Funding CARS Series 2004 C-1 RB,
  7.43%, 07/10/30(a)(g)(i)                        400,000             384,240
=============================================================================
                                                                    7,532,737
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

OIL & GAS EXPLORATION & PRODUCTION-1.74%

Devon Energy Corp., Deb., 10.25%, 11/01/05(a)  $1,870,000        $  1,897,134
-----------------------------------------------------------------------------
Pemex Project Funding Master Trust,
  Unsec. Gtd. Unsub. Global Notes, 8.63%,
  02/01/22(a)                                   1,075,000           1,303,545
-----------------------------------------------------------------------------
  Series 12, Unsec. Gtd. Unsub. Notes, 5.75%,
  12/15/15 (Acquired 06/27/05; Cost
  $719,903)(a)(b)                                 725,000             716,735
=============================================================================
                                                                    3,917,414
=============================================================================

OIL & GAS STORAGE & TRANSPORTATION-0.13%

Enterprise Products Operating L.P.,
  Sr. Notes, 4.95%, 06/01/10(a)                   205,000             203,819
-----------------------------------------------------------------------------
  Sr. Unsec. Gtd. Unsub. Notes, 7.50%,
  02/01/11(a)                                      85,000              93,960
=============================================================================
                                                                      297,779
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-5.05%

CIT Group Inc., Sr. Unsec. Notes, 7.25%,
  08/15/05(a)                                     525,000             525,625
-----------------------------------------------------------------------------
CIT Group Inc., Sr. Unsec. Unsub. Global
  Notes, 7.63%, 08/16/05(a)                       175,000             175,254
-----------------------------------------------------------------------------
General Electric Capital Corp.-Series A,
  Medium Term Global Notes, 2.85%,
  01/30/06(a)                                      25,000              24,877
-----------------------------------------------------------------------------
ING Capital Funding Trust III, Gtd. Trust
  Pfd. Global Bonds, 8.44%(a)(e)                   90,000             104,613
-----------------------------------------------------------------------------
JPMorgan Chase & Co., Sub Notes, 6.25%,
  12/15/05(a)                                     100,000             100,858
-----------------------------------------------------------------------------
Mizuho JGB Investment LLC-Series A, Bonds,
  9.87%, (Acquired 06/16/04-07/28/05; Cost
  $1,809,502)(a)(b)(e)                          1,600,000           1,776,704
-----------------------------------------------------------------------------
NiSource Finance Corp., Sr. Unsec. Gtd.
  Notes, 7.63%, 11/15/05(a)                     3,350,000           3,384,438
-----------------------------------------------------------------------------
Pemex Finance Ltd. (Cayman Islands),
  Sr. Unsec. Global Notes, 8.02%, 05/15/07(a)     183,333             189,317
-----------------------------------------------------------------------------
  Series 1999-2, Global Bonds, 9.69%,
  08/15/09(a)                                   1,785,000           1,967,516
-----------------------------------------------------------------------------
PLC Trust 2003-1, Sec. Notes, 2.71%, 03/31/06
  (Acquired 03/23/04; Cost $214,817)(a)(b)        211,922             211,121
-----------------------------------------------------------------------------
Premium Asset Trust-Series 2004-04, Sr.
  Notes, 4.13%, 03/12/09 (Acquired
  03/04/04-11/29/04; Cost $248,281)(a)(b)         250,000             240,115
-----------------------------------------------------------------------------
Regional Diversified Funding (Cayman
  Islands),
  Sr. Floating Rate Notes, 3.98%, 01/25/36
  (Acquired 03/21/05; Cost
  $500,000)(a)(b)(c)(j)                           500,000             500,313
-----------------------------------------------------------------------------
  Sr. Notes, 9.25%, 03/15/30 (Acquired
  01/10/03-09/22/04; Cost $556,507)(a)(b)         477,778             572,239
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Toll Road Investors Partnership II,
  L.P.-Series A, Bonds,
  5.50%, 02/15/45 (Acquired
  03/11/05-05/03/05; Cost
  $1,128,228)(a)(b)(g)(k)                      $9,600,000        $  1,158,778
-----------------------------------------------------------------------------
UFJ Finance Aruba AEC (Aruba), Gtd. Sub.
  Second Tier Euro Bonds, 8.75%(a)(e)             400,000             442,139
=============================================================================
                                                                   11,373,907
=============================================================================

PACKAGED FOODS & MEATS-0.18%

General Mills, Inc., Notes, 6.45%,
  10/15/06(a)                                     400,000             409,340
=============================================================================

PROPERTY & CASUALTY INSURANCE-2.28%

ACE INA Holdings Inc., Sr. Unsec. Gtd. Unsub.
  Notes, 8.30%, 08/15/06(a)                       400,000             414,448
-----------------------------------------------------------------------------
Executive Risk Capital Trust-Series B, Gtd.
  Trust Pfd. Bonds, 8.68%, 02/01/27(a)            350,000             383,285
-----------------------------------------------------------------------------
First American Capital Trust I, Gtd. Trust
  Pfd.
  Notes, 8.50%, 04/15/12(a)                     1,045,000           1,150,733
-----------------------------------------------------------------------------
Oil Casualty Insurance Ltd. (Bermuda), Unsec.
  Sub. Deb., 8.00%, 09/15/34 (Acquired
  04/29/05-06/09/05; Cost $988,501)(a)(b)         925,000             979,908
-----------------------------------------------------------------------------
Oil Insurance Ltd. (Bermuda), Unsec. Sub.
  Deb., 5.15%, 08/15/33 (Acquired
  01/21/04-06/09/05; Cost $2,240,773)(a)(b)     2,200,000           2,211,770
=============================================================================
                                                                    5,140,144
=============================================================================

RAILROADS-0.09%

Union Pacific Corp., Unsec. Notes, 6.40%,
  02/01/06(a)                                     200,000             202,246
=============================================================================

REAL ESTATE-2.00%

AMB Property L.P., Medium Term Notes, 7.20%,
  12/15/05(a)                                     500,000             505,575
-----------------------------------------------------------------------------
Health Care Property Investors, Inc.,
  Notes, 5.63%, 05/01/17(a)                       350,000             348,922
-----------------------------------------------------------------------------
  Sr. Unsec. Notes, 7.07%, 06/08/15(a)            505,000             560,000
-----------------------------------------------------------------------------
Health Care REIT, Inc., Sr. Notes, 5.88%,
  05/15/15(a)                                     300,000             301,863
-----------------------------------------------------------------------------
Simon Property Group, L.P., Unsec. Gtd.
  Notes, 6.88%, 10/27/05(a)                       970,000             976,586
-----------------------------------------------------------------------------
Summit Properties Partnership, L.P., Medium
  Term Notes, 7.04%, 05/09/06(a)                  790,000             803,999
-----------------------------------------------------------------------------
Wellsford Residential Property Trust,
  Sr. Unsec. Notes, 7.75%, 08/15/05(a)          1,000,000           1,001,330
=============================================================================
                                                                    4,498,275
=============================================================================

REAL ESTATE MANAGEMENT & DEVELOPMENT-0.05%

Southern Investments UK PLC (United Kingdom),
  Sr. Unsec. Unsub. Yankee Notes, 6.80%,
  12/01/06(a)                                     100,000             102,624
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

REGIONAL BANKS-0.83%

Banco Popular North America-Series C, Gtd.
  Medium Term Notes, 6.80%, 12/21/05(a)        $  200,000        $    201,100
-----------------------------------------------------------------------------
Cullen/Frost Capital Trust I, Unsec. Sub.
  Floating Rate Notes, 4.88%, 03/01/34(a)(c)      925,000             957,588
-----------------------------------------------------------------------------
PNC Capital Trust C, Gtd. Floating Rate Trust
  Pfd.
  Bonds, 3.90%, 06/01/28(a)(c)                    125,000             117,793
-----------------------------------------------------------------------------
Popular North America, Inc., Gtd. Notes,
  4.70%, 06/30/09(a)                              350,000             350,784
-----------------------------------------------------------------------------
Popular, Inc., Unsec. Sub. Notes, 6.75%,
  12/15/05(a)                                     128,000             129,158
-----------------------------------------------------------------------------
TCF Financial Corp., Sub. Notes, 5.00%,
  06/15/14(a)                                     125,000             124,238
=============================================================================
                                                                    1,880,661
=============================================================================

REINSURANCE-0.05%

GE Global Insurance Holding Corp., Unsec.
  Notes, 7.00%, 02/15/26(a)                       100,000             106,205
=============================================================================

RESTAURANTS-0.17%

McDonald's Corp., Unsec. Deb., 7.05%,
  11/15/25(a)                                      75,000              78,194
-----------------------------------------------------------------------------
YUM! Brands, Inc., Sr. Unsec. Notes, 8.50%,
  04/15/06(a)                                     300,000             308,715
=============================================================================
                                                                      386,909
=============================================================================

SOVEREIGN DEBT-0.61%

Japan Bank for International Cooperation
  (Japan), Unsec. Gtd. Euro Bonds, 6.50%,
  10/06/05(a)                                     100,000             100,445
-----------------------------------------------------------------------------
Russian Federation (Russia),
  Unsec. Unsub. Bonds, 7.50%, 03/31/30
  (Acquired 05/18/04; Cost $270,188)(a)(b)(l)     300,000             333,600
-----------------------------------------------------------------------------
  REGS, Unsec. Unsub. Euro Bonds, 10.00%,
  06/26/07 (Acquired 05/14/04-05/18/04; Cost
  $388,744)(a)(b)                                 345,000             378,948
-----------------------------------------------------------------------------
United Mexican States (Mexico)-Series A,
  Medium Term Global Notes,
  6.63%, 03/03/15(a)                              150,000             162,450
-----------------------------------------------------------------------------
  7.50%, 04/08/33(a)                              350,000             400,960
=============================================================================
                                                                    1,376,403
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.45%

Countrywide Home Loans, Inc.-Series J, Gtd.
  Medium Term Global Notes, 5.50%,
  08/01/06(a)                                     645,000             653,024
-----------------------------------------------------------------------------
Greenpoint Capital Trust I, Gtd. Sub.
  Trust Pfd. Notes, 9.10%, 06/01/27(a)            100,000             110,462
-----------------------------------------------------------------------------
MGIC Investment Corp., Sr. Unsec. Notes,
  7.50%, 10/15/05(a)                              250,000             251,698
=============================================================================
                                                                    1,015,184
=============================================================================

TOBACCO-0.48%

Altria Group, Inc., Unsec. Notes, 6.38%,
  02/01/06(a)                                   1,075,000           1,086,621
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

TRADING COMPANIES & DISTRIBUTORS-0.32%

Western Power Distribution Holdings Ltd.
  (United
  Kingdom), Unsec. Unsub. Notes, 7.38%,
  12/15/28 (Acquired 01/25/05-03/03/05; Cost
  $736,926)(a)(b)                              $  650,000        $    726,193
=============================================================================

TRUCKING-0.25%

Roadway Corp., Sr. Sec. Gtd. Global Notes,
  8.25%, 12/01/08(a)                              525,000             568,560
=============================================================================
    Total Bonds & Notes (Cost $127,845,714)                       127,879,124
=============================================================================

U.S. MORTGAGE-BACKED SECURITIES-23.26%

FEDERAL HOME LOAN MORTGAGE CORP.
  (FHLMC)-8.45%

Pass Through Ctfs.,
  6.00%, 08/01/14 to 02/01/34(a)                4,078,872           4,187,932
-----------------------------------------------------------------------------
  5.50%, 05/01/16 to 02/01/17(a)                  109,738             112,073
-----------------------------------------------------------------------------
  6.50%, 05/01/16 to 10/01/34(a)                1,663,687           1,722,266
-----------------------------------------------------------------------------
  7.00%, 06/01/16 to 10/01/34(a)                  306,388             321,615
-----------------------------------------------------------------------------
  7.50%, 04/01/17 to 03/01/32(a)                   54,540              57,992
-----------------------------------------------------------------------------
  5.00%, 07/01/34(a)                            2,239,869           2,207,780
-----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  4.50%, 08/01/20(a)(m)                         1,000,000             984,062
-----------------------------------------------------------------------------
  5.00%, 08/01/20 to 08/01/35(a)(m)             3,921,000           3,913,590
-----------------------------------------------------------------------------
  5.50%, 08/01/35(a)(m)                         5,500,000           5,530,937
=============================================================================
                                                                   19,038,247
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-11.73%

Pass Through Ctfs.,
  7.50%, 11/01/15 to 11/01/34(a)                1,778,689           1,897,959
-----------------------------------------------------------------------------
  7.00%, 12/01/15 to 02/01/33(a)                  924,090             973,868
-----------------------------------------------------------------------------
  6.50%, 05/01/16 to 09/01/34(a)                2,142,408           2,224,696
-----------------------------------------------------------------------------
  6.00%, 01/01/17 to 03/01/22(a)                  830,106             851,641
-----------------------------------------------------------------------------
  5.00%, 03/01/18 to 02/01/19(a)                2,100,355           2,107,321
-----------------------------------------------------------------------------
  5.50%, 11/01/18(a)                            1,018,917           1,040,134
-----------------------------------------------------------------------------
  8.00%, 08/01/21 to 08/01/31(a)                  145,144             155,888
-----------------------------------------------------------------------------
Pass Through Ctfs., TBA,
  5.00%, 08/01/20 to 08/01/35(a)(m)             7,500,000           7,422,500
-----------------------------------------------------------------------------
  5.50%, 08/01/20 to 08/01/35(a)(m)             6,783,527           6,833,781
-----------------------------------------------------------------------------
  6.00%, 08/01/35(a)(m)                         2,849,700           2,912,037
=============================================================================
                                                                   26,419,825
=============================================================================

GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
  (GNMA)-3.08%

Pass Through Ctfs.,
  7.50%, 06/15/23 to 05/15/32(a)                  261,119             280,848
-----------------------------------------------------------------------------
  8.50%, 02/15/25(a)                               31,739              34,982
-----------------------------------------------------------------------------

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION-(CONTINUED)

Pass Through Ctfs.,
  8.00%, 08/15/25(a)                           $    9,627        $     10,381
-----------------------------------------------------------------------------
  7.00%, 04/15/28 to 03/15/33(a)                  193,759             204,770
-----------------------------------------------------------------------------
  6.00%, 11/15/28 to 09/15/34(a)                1,384,580           1,424,945
-----------------------------------------------------------------------------
  6.50%, 01/15/29 to 10/15/34(a)                3,391,241           3,557,621
-----------------------------------------------------------------------------
  5.50%, 12/15/33 to 06/15/35(a)                1,402,121           1,420,624
=============================================================================
                                                                    6,934,171
=============================================================================
    Total U.S. Mortgage-Backed Securities
      (Cost $52,330,940)                                           52,392,243
=============================================================================

U.S. TREASURY SECURITIES-6.41%

U.S. TREASURY NOTES-2.84%

2.50%, 09/30/06(a)                              6,500,000(d)        6,395,415
=============================================================================

U.S. TREASURY BONDS-1.40%

7.25%, 05/15/16(a)                              1,085,000           1,352,355
-----------------------------------------------------------------------------
7.50%, 11/15/16(a)                              1,400,000           1,786,092
=============================================================================
                                                                    3,138,447
=============================================================================

U.S. TREASURY INFLATION-INDEXED BONDS-0.77%

2.06%, 07/15/14(a)(n)                           1,717,314           1,736,367
=============================================================================

U.S. TREASURY STRIPS-1.40%

3.03%, 02/15/07(a)(o)                             500,000             472,345
-----------------------------------------------------------------------------
4.76%, 02/15/23(a)(o)                           2,300,000           1,024,213
-----------------------------------------------------------------------------
4.54%, 05/15/25(a)(o)                             650,000             261,014
-----------------------------------------------------------------------------
4.71%, 08/15/28(a)(o)                           4,000,000           1,401,240
=============================================================================
                                                                    3,158,812
=============================================================================
    Total U.S. Treasury Securities (Cost
      $14,342,925)                                                 14,429,041
=============================================================================

ASSET-BACKED SECURITIES-4.05%

AEROSPACE & DEFENSE-0.26%

Systems 2001 Asset Trust LLC (Cayman
  Islands)-Series 2001, Class G, Pass Through
  Ctfs., 6.66%, 09/15/13 (Acquired 02/09/05;
  Cost $589,058)(a)(b)(g)                         530,755             578,082
=============================================================================

COMMERCIAL LOANS/LEASES-0.22%

Guaranteed Export Trust
  Series 94-A, Gtd. Notes, 7.12%, 04/15/06(a)     334,366             339,015
-----------------------------------------------------------------------------
  Series 94-B, Gtd. Notes, 7.46%, 12/15/05(a)     164,130             165,814
=============================================================================
                                                                      504,829
=============================================================================

MULTI-SECTOR HOLDINGS-0.13%

Longport Funding Ltd. (Cayman Islands)-Series
  2005-2A, Class A1J, Floating Rate Bonds,
  3.69%, 02/03/40 (Acquired 03/31/05; Cost
  $300,000)(b)(c)(j)                              300,000             300,000
=============================================================================

                                               PRINCIPAL            MARKET
                                                 AMOUNT             VALUE
-----------------------------------------------------------------------------

OTHER DIVERSIFIED FINANCIAL SERVICES-2.85%

Citicorp Lease-Series 1999-1, Class A2, Pass
  Through Ctfs., 8.04%, 12/15/19 (Acquired
  08/20/02-07/27/05; Cost $1,903,537)(a)(b)    $1,530,000        $  1,876,270
-----------------------------------------------------------------------------
Patrons' Legacy 2003-III-Series A, Ctfs.,
  5.65%, 01/17/17 (Acquired 11/04/04; Cost
  $512,705)(b)(j)                                 500,000             504,100
-----------------------------------------------------------------------------
Patrons' Legacy 2004-I-Series A, Ctfs.,
  6.67%, 02/04/17 (Acquired
  04/30/04-07/14/05; Cost $1,530,475)(b)(j)     1,500,000           1,534,050
-----------------------------------------------------------------------------
Lilacs Repackaging 2005-I-Series A, Sec.
  Notes, 5.14%, 01/11/64 (Acquired 7/14/05;
  Cost 1,500,000)(b)(j)                         1,500,000           1,500,000
-----------------------------------------------------------------------------
Twin Reefs Pass-Through Trust, Floating Rate
  Pass Through Ctfs., 4.35%, (Acquired
  12/07/04; Cost $1,000,000)(a)(b)(e)(p)        1,000,000             996,829
=============================================================================
                                                                    6,411,249
=============================================================================

PROPERTY & CASUALTY INSURANCE-0.41%

North Front Pass-Through Trust, Notes, 5.81%,
  12/15/24 (Acquired 12/08/04; Cost
  $900,000)(a)(b)                                 900,000             911,457
=============================================================================

REINSURANCE-0.18%

Stingray Pass-Through Trust, Pass Through
  Ctfs., 5.90%, 01/12/15 (Acquired 01/07/05;
  Cost $400,000)(a)(b)                            400,000             405,652
=============================================================================
    Total Asset-Backed Securities (Cost
      $9,132,500)                                                   9,111,269
=============================================================================

                                                 SHARES
PREFERRED STOCKS-2.93%

DIVERSIFIED BANKS-0.04%

HSBC Capital Funding L.P./Jersey Channel
  Islands (United Kingdom), 4.61% Pfd.
  (Acquired 11/05/03-11/22/04; Cost
  $94,036)(a)(b)                                  100,000        $     95,900
=============================================================================

DIVERSIFIED CAPITAL MARKETS-0.24%

UBS Preferred Funding Trust I, 8.62% Pfd.(a)      450,000             528,188
=============================================================================

LIFE & HEALTH INSURANCE-0.29%

Aegon N.V. (Netherlands), 6.38% Pfd.               25,600             657,408
=============================================================================

OTHER DIVERSIFIED FINANCIAL SERVICES-1.92%

ABN AMRO XVII Custodial Receipts-Series MM17,
  3.80% Floating Rate Pfd. (Acquired
  05/11/05; Cost $1,810,687)(a)(b)(q)                  18           1,800,000
-----------------------------------------------------------------------------
ABN AMRO XVIII Custodial Receipts-Series
  MM18, 2.79% Floating Rate Pfd. (Acquired
  09/10/04-09/13/04; Cost $699,990)(b)(j)(q)            7             700,000
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
                                                                    MARKET
                                                 SHARES             VALUE
OTHER DIVERSIFIED FINANCIAL SERVICES-(CONTINUED)

Zurich RegCaPS Funding Trust III, 3.73%
  Floating Rate Pfd. (Acquired
  06/03/04-09/28/04; Cost $488,940)(a)(b)(c)          500        $    495,428
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust IV, 3.80%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $390,592)(a)(b)(c)                                  400             390,676
-----------------------------------------------------------------------------
Zurich RegCaPS Funding Trust VI, 3.98%
  Floating Rate Pfd. (Acquired 01/19/05; Cost
  $922,894)(a)(b)(c)                                  950             922,802
=============================================================================
                                                                    4,308,906
=============================================================================

THRIFTS & MORTGAGE FINANCE-0.44%

Fannie Mae-Series J, 4.72% Floating Rate
  Pfd.(r)                                          12,000             596,400
-----------------------------------------------------------------------------
Fannie Mae-Series K, 5.40% Floating Rate
  Pfd.(r)                                           8,000             401,600
=============================================================================
                                                                      998,000
=============================================================================
    Total Preferred Stocks (Cost $6,568,058)                        6,588,402
=============================================================================

                                               PRINCIPAL
                                                 AMOUNT
U.S. GOVERNMENT AGENCY SECURITIES-2.14%

FEDERAL HOME LOAN BANK (FHLB)-0.13%

Unsec. Global Bonds,
  4.10%, 06/13/08(a)                           $  300,000             296,688
=============================================================================

FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (FNMA)-1.75%

Unsec. Floating Rate Global Notes,
  4.65%, 02/17/09(a)(p)                           250,000             246,387
-----------------------------------------------------------------------------
Unsec. Global Notes,
  3.55%, 01/12/07(a)                            1,185,000           1,172,700
-----------------------------------------------------------------------------
  4.20%, 03/24/08(a)                            2,550,000           2,532,634
=============================================================================
                                                                    3,951,721
=============================================================================

TENNESSEE VALLEY AUTHORITY-0.26%

Unsec. Bonds,
  7.14%, 05/23/12(a)                              500,000             579,110
=============================================================================
    Total U.S. Government Agency Securities
      (Cost $4,822,388)                                             4,827,519
=============================================================================

                                                 SHARES
MONEY MARKET FUNDS-1.74%

Liquid Assets Portfolio-Institutional
  Class(s)                                      1,956,766           1,956,766
-----------------------------------------------------------------------------
STIC Prime Portfolio-Institutional Class(s)     1,956,766           1,956,766
=============================================================================
    Total Money Market Funds (Cost
      $3,913,532)                                                   3,913,532
=============================================================================
TOTAL INVESTMENTS-97.31% (Cost $218,956,057)                      219,141,130
=============================================================================
OTHER ASSETS LESS LIABILITIES-2.69%                                 6,069,353
=============================================================================
NET ASSETS-100.00%                                               $225,210,483
_____________________________________________________________________________
=============================================================================

Investment Abbreviations:

CARS    - Convertible Auction Rate Securities
COP     - Certificates of Participation
Ctfs.   - Certificates
Deb.    - Debentures
GO      - General Obligation Bonds
Gtd.    - Guaranteed
Pfd.    - Preferred
RB      - Revenue Bonds
REGS    - Regulation S
Sec.    - Secured
Sr.     - Senior
STRIPS  - Separately Traded Registered Interest and Principal Security
Sub.    - Subordinated
TBA     - To Be Announced
Unsec.  - Unsecured
Unsub.  - Unsubordinated

Notes to Schedule of Investments:

(a) In accordance with the procedures established by the Board of Trustees, security fair valued based on an evaluated quote provided by an independent pricing service. The aggregate market value of these securities at July 31, 2005 was $209,034,040, which represented 95.39% of the Fund's Total Investments. See Note 1A.
(b) Security not registered under the Securities Act of 1933, as amended (e.g., the security was purchased in a Rule 144A transaction or a Regulation D transaction). The security may be resold only pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The Fund has no rights to demand registration of these securities. The aggregate market value of these securities at July 31, 2005 was $28,408,792 which represented 12.61% of the Fund's Net Assets.
(c) Interest or dividend rate is redetermined quarterly. Rate shown is the rate in effect on July 31, 2005.
(d) A portion of the principal balance was pledged as collateral to cover margin requirements for open futures contracts. See Note 1G and Note 7.
(e) Perpetual bond with no specified maturity date.
(f) Interest rate is redetermined semi-annually. Rate shown is the rate in effect on July 31, 2005.
(g) Principal and/or interest payments are secured by bond insurance provided by one of the following companies: Ambac Assurance Corp., Financial Guaranty Insurance Co., Financial Security Assurance Inc., MBIA Insurance Corp., XL Capital Assurance Inc., Radian Asset Assurance, Inc. or ACA Financial Guaranty Corp.
(h) Interest on this security is taxable income to the Fund.
(i) Bond issued at a discount with a zero coupon. The rate shown represents the yield at issue to the remarketing date. The Bond will be remarketed or converted to a fixed coupon rate at a specified future date.
(j) Security considered to be illiquid. The Fund is limited to investing 15% of net assets in illiquid securities. The aggregate market value of these securities considered illiquid at July 31, 2005 was $5,038,463, which represented 2.24% of the Fund's Net Assets.
(k) Zero coupon bond issued at a discount. The interest rate shown represents the yield to maturity at time of purchase.
(l) Step coupon bond. The interest rate represents the coupon rate at which the bond will accrue at a specified future date.
(m) Security purchased on forward commitment basis. This security is subject to dollar roll transactions. See Note 1F.
(n) Principal amount of security and interest payments are adjusted for inflation.
(o) Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(p) Interest rate is redetermined monthly. Rate shown is the rate in effect on July 31, 2005.
(q) Dividend rate is redetermined annually. Rate shown is the rate in effect on July 31, 2005.
(r) Dividend rate is redetermined bi-annually. Rate shown is the rate in effect on July 31, 2005.
(s) The money market fund and the Fund are affiliated by having the same investment advisor. See Note 3.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF ASSETS AND LIABILITIES

July 31, 2005

ASSETS:

Investments, at market value (cost
  $215,042,525)                                $215,227,598
-----------------------------------------------------------
Investments in affiliated money market funds
  (cost $3,913,532)                               3,913,532
===========================================================
    Total investments (cost $218,956,057)       219,141,130
===========================================================
Cash                                                722,549
-----------------------------------------------------------
Receivables for:
  Investments sold                                1,547,500
-----------------------------------------------------------
  Fund shares sold                               35,427,389
-----------------------------------------------------------
  Dividends and interest                          2,885,569
-----------------------------------------------------------
  Fund expenses absorbed                             42,179
-----------------------------------------------------------
Investment for trustee deferred compensation
  and retirement plans                               10,189
-----------------------------------------------------------
Other assets                                         58,911
===========================================================
    Total assets                                259,835,416
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                          34,105,110
-----------------------------------------------------------
  Fund shares reacquired                            181,272
-----------------------------------------------------------
  Dividends                                          29,982
-----------------------------------------------------------
  Trustee deferred compensation and
    retirement plans                                 13,650
-----------------------------------------------------------
  Variation margin                                  166,618
-----------------------------------------------------------
Accrued distribution fees                            52,231
-----------------------------------------------------------
Accrued trustees' and officer's fees and
  benefits                                            1,396
-----------------------------------------------------------
Accrued transfer agent fees                             383
-----------------------------------------------------------
Accrued operating expenses                           74,291
===========================================================
    Total liabilities                            34,624,933
===========================================================
Net assets applicable to shares outstanding    $225,210,483
___________________________________________________________
===========================================================

NET ASSETS CONSIST OF:

Shares of beneficial interest                  $225,025,508
-----------------------------------------------------------
Undistributed net investment income                  86,223
-----------------------------------------------------------
Undistributed net realized gain from
  investment securities and futures contracts       259,048
-----------------------------------------------------------
Unrealized appreciation (depreciation) of
  investment securities and futures contracts      (160,296)
===========================================================
                                               $225,210,483
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                        $ 75,263,998
___________________________________________________________
===========================================================
Class B                                        $ 43,865,201
___________________________________________________________
===========================================================
Class C                                        $  8,573,183
___________________________________________________________
===========================================================
Class R                                        $    318,176
___________________________________________________________
===========================================================
Institutional Class                            $ 97,189,925
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE, UNLIMITED NUMBER OF SHARES
  AUTHORIZED:

Class A                                           7,190,287
___________________________________________________________
===========================================================
Class B                                           4,191,112
___________________________________________________________
===========================================================
Class C                                             819,200
___________________________________________________________
===========================================================
Class R                                              30,435
___________________________________________________________
===========================================================
Institutional Class                               9,282,538
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                    $      10.47
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $10.47 divided
      by 95.25%)                               $      10.99
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                      $      10.47
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                      $      10.47
___________________________________________________________
===========================================================
Class R:
  Net asset value and offering price per
    share                                      $      10.45
___________________________________________________________
===========================================================
Institutional Class:
  Net asset value and offering price per
    share                                      $      10.47
___________________________________________________________
===========================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF OPERATIONS

For the year ended July 31, 2005

INVESTMENT INCOME:

Interest                                                      $5,610,777
------------------------------------------------------------------------
Dividends                                                        140,966
------------------------------------------------------------------------
Dividends from affiliated money market funds                     180,138
========================================================================
    Total investment income                                    5,931,881
========================================================================

EXPENSES:

Advisory fees                                                    733,170
------------------------------------------------------------------------
Administrative services fees                                      50,000
------------------------------------------------------------------------
Custodian fees                                                    29,496
------------------------------------------------------------------------
Distribution fees:
  Class A                                                        134,297
------------------------------------------------------------------------
  Class B                                                        445,914
------------------------------------------------------------------------
  Class C                                                         82,702
------------------------------------------------------------------------
  Class R                                                          1,225
------------------------------------------------------------------------
Transfer agent fees-A, B, C and R                                321,339
------------------------------------------------------------------------
Transfer agent fees-Institutional                                    663
------------------------------------------------------------------------
Trustees' and officer's fees and benefits                         18,548
------------------------------------------------------------------------
Registration and filing fees                                     158,238
------------------------------------------------------------------------
Other                                                            168,036
========================================================================
    Total expenses                                             2,143,628
========================================================================
Less: Fees waived, expenses reimbursed and expense offset
  arrangements                                                  (409,788)
========================================================================
    Net expenses                                               1,733,840
========================================================================
Net investment income                                          4,198,041
========================================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENT
  SECURITIES AND FUTURES CONTRACTS:

Net realized gain from:
  Investment securities                                          555,171
------------------------------------------------------------------------
  Futures contracts                                            1,459,398
========================================================================
                                                               2,014,569
========================================================================
Change in net unrealized appreciation (depreciation) of:
  Investment securities                                          110,448
------------------------------------------------------------------------
  Futures contracts                                             (633,974)
========================================================================
                                                                (523,526)
========================================================================
Net gain from investment securities and futures contracts      1,491,043
========================================================================
Net increase in net assets resulting from operations          $5,689,084
________________________________________________________________________
========================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

STATEMENT OF CHANGES IN NET ASSETS

For the years ended July 31, 2005 and 2004

                                                                  2005            2004
------------------------------------------------------------------------------------------
OPERATIONS:

  Net investment income                                       $  4,198,041    $  2,143,805
------------------------------------------------------------------------------------------
  Net realized gain from investment securities and futures
    contracts                                                    2,014,569         743,908
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and futures contracts                   (523,526)      1,243,051
==========================================================================================
    Net increase in net assets resulting from operations         5,689,084       4,130,764
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                       (1,233,729)     (1,119,985)
------------------------------------------------------------------------------------------
  Class B                                                       (1,055,652)     (1,252,383)
------------------------------------------------------------------------------------------
  Class C                                                         (195,964)       (237,664)
------------------------------------------------------------------------------------------
  Class R                                                           (7,110)           (263)
------------------------------------------------------------------------------------------
  Institutional Class                                           (1,878,614)        (49,476)
==========================================================================================
  Total distributions from net investment income                (4,371,069)     (2,659,771)
==========================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                         (449,701)       (275,772)
------------------------------------------------------------------------------------------
  Class B                                                         (528,414)       (409,926)
------------------------------------------------------------------------------------------
  Class C                                                          (94,225)        (73,816)
------------------------------------------------------------------------------------------
  Class R                                                           (2,664)             --
------------------------------------------------------------------------------------------
  Institutional Class                                             (503,102)             --
==========================================================================================
  Total distributions from net realized gains                   (1,578,106)       (759,514)
==========================================================================================
Decrease in net assets resulting from distributions             (5,949,175)     (3,419,285)
==========================================================================================
Share transactions-net:
  Class A                                                       39,302,193       5,423,188
------------------------------------------------------------------------------------------
  Class B                                                         (231,355)     (4,003,657)
------------------------------------------------------------------------------------------
  Class C                                                          (93,421)       (562,735)
------------------------------------------------------------------------------------------
  Class R                                                          211,969         107,444
------------------------------------------------------------------------------------------
  Institutional Class                                           84,113,200      13,316,991
==========================================================================================
    Net increase in net assets resulting from share
     transactions                                              123,302,586      14,281,231
==========================================================================================
    Net increase in net assets                                 123,042,495      14,992,710
==========================================================================================

NET ASSETS:

  Beginning of year                                            102,167,988      87,175,278
==========================================================================================
  End of year (including undistributed net investment income
    of $86,223 and $(8,256), respectively)                    $225,210,483    $102,167,988
__________________________________________________________________________________________
==========================================================================================

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENTS

July 31, 2005

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Total Return Bond Fund (the "Fund") is a series portfolio of AIM Investment Securities Funds (the "Trust"). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of ten separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The Fund currently offers multiple classes of shares. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

    The Fund's investment objective is to achieve maximum total return consistent with the preservation of capital. Each company listed in the Schedule of Investments is organized in the United States of America unless otherwise noted.

    Under the Trust's organizational documents, each Trustee, officer, employee or other agent of the Trust (including the Trust's investment manager) is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy.

       A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security traded in the over-the-counter market (but not securities reported on the NASDAQ National Market System) is valued on the basis of prices furnished by independent pricing services, which may be considered fair valued, or market makers. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price ("NOCP") as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

       Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Investments in open-end registered investment companies and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in closed-end registered investment companies that trade on an exchange are valued at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded.

       Debt obligations (including convertible bonds) are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations having 60 days or less to maturity and commercial paper are valued at amortized cost which approximates market value.

       Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices.

       Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not ordinarily be reflected in the computation of the Fund's net asset value. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current market value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current market value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, ADRs and domestic and foreign index futures.

       Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security's fair value.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

       Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain
     (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund's net asset value and, accordingly, they reduce the Fund's total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the advisor.

       The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C. DISTRIBUTIONS -- Distributions from income are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

E. EXPENSES -- Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

F. DOLLAR ROLL TRANSACTIONS -- The Fund may engage in dollar roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a dollar roll transaction, the Fund sells a mortgage-backed security held in the Fund to a financial institution such as a bank or broker-dealer, and simultaneously agrees to purchase a substantially similar security (same type, coupon and maturity) from the institution at an agreed upon price and future date. The mortgage-backed securities to be purchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The difference between the selling price and the future purchase price is generally amortized to income between the date of the sell and the future purchase date. During the period between the sale and purchase, the Fund will not be entitled to receive interest and principal payments on securities sold. Proceeds of the sale may be invested in short-term instruments, and the income from these investments, together with any additional fee income received on the sale, could generate income for the Fund exceeding the yield on the security sold. Dollar roll transactions are considered borrowings under the 1940 Act. At the time the Fund enters into the dollar roll, it will segregate liquid assets having a dollar value equal to the purchase price.

       Dollar roll transactions involve the risk that the market value of the securities retained by the Fund may decline below the price of the securities that the Fund has sold but is obligated to purchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files for bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to purchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs.

G. FUTURES CONTRACTS -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts.

H. COLLATERAL -- To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund's practice to replace such collateral no later than the next business day.

NOTE 2--ADVISORY FEES AND OTHER FEES PAID TO AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to AIM based on the annual rate of the Fund's average daily net assets as follows:

AVERAGE NET ASSETS                                            RATE
-------------------------------------------------------------------
First $500 million                                            0.50%
-------------------------------------------------------------------
Next $500 million                                             0.45%
-------------------------------------------------------------------
Over $1 billion                                               0.40%
___________________________________________________________________
===================================================================


    AIM has voluntarily agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25% and 0.75% of average daily net assets, respectively. Also, AIM has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A, Class B, Class C, Class R and Institutional Class shares to 1.15%, 1.90%, 1.90%, 1.40% and 0.90% of average daily net assets, respectively, through July 31, 2006. Prior to July 1, 2005, AIM had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual operating expenses (excluding certain items discussed below) of Class A shares to 1.25% (before distribution fee waivers). In determining the advisor's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses to exceed the limits stated above: (i) interest; (ii) taxes;
(iii) dividend expense on short sales; (iv) extraordinary items (these are expenses that are not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (v) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vi) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, in addition to the expense reimbursement arrangement with AMVESCAP PLC ("AMVESCAP") described more fully below, the expense offset arrangements from which the Fund may benefit are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. Those credits are used to pay certain expenses incurred by the Fund.

    Further, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market funds on investments by the Fund in such affiliated money market funds. AIM is also voluntarily waiving a portion of the advisory fee payable by the Fund equal to the difference between the income earned from investing in the affiliated money market fund and the hypothetical income earned from investing in an appropriate comparative benchmark. Voluntary fee waivers or reimbursements may be modified or discontinued at any time upon consultation with the Board of Trustees without further notice to investors.

    For the year ended July 31, 2005, AIM waived fees of $1,660 and reimbursed expenses of $25,946 and reimbursed 317,785 of class level expenses of Class A, Class B, Class C and Class R in proportion to the net assets of each class and $663 of class level expense of the Institutional Class.

    At the request of the Trustees of the Trust, AMVESCAP agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the AIM Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement, are included in the Statement of Operations. For the year ended July 31, 2005, AMVESCAP reimbursed expenses of the Fund in the amount of $23,670.

    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. Pursuant to such agreement, for the year ended July 31, 2005, AIM was paid $50,000.

    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay AIM Investment Services, Inc. ("AISI") a fee for providing transfer agency and shareholder services to the Fund and reimburse AISI for certain expenses incurred by AISI in the course of providing such services. AISI may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended July 31, 2005, the Fund paid AISI $321,339 for Class A, Class B, Class C and Class R share classes and $663 for Institutional Class shares.

    The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("ADI") to serve as the distributor for the Class A, Class B, Class C, Class R and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A, Class B, Class C and Class R shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays ADI compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Prior to July 1, 2005, the Fund paid ADI 0.35% of the average daily net assets of Class A shares. Of these amounts, up to 0.25% of the average daily net assets of the Class A, Class B, Class C or Class R shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. National Association of Securities Dealers ("NASD") Rules impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to July 1, 2005, ADI had agreed to waive up to 0.10% of Rule 12b-1 plan fees on Class A shares. Pursuant to the Plans, for the year ended July 31, 2005, the Class A, Class B, Class C and Class R shares paid $98,402, $445,914, $82,702 and $1,225, respectively, after ADI waived Plan fees of $35,895 for Class A shares.

    Front-end sales commissions and contingent deferred sales charges ("CDSC") (collectively the "sales charges") are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended July 31, 2005, ADI advised the Fund that it retained $34,748 in front-end sales commissions from the sale of Class A shares and $184, $14,506, $2,385 and $0 from Class A, Class B, Class C and Class R shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of AIM, AISI and/or ADI.

NOTE 3--INVESTMENTS IN AFFILIATES

The Fund is permitted, pursuant to an exemptive order from the Securities and Exchange Commission ("SEC") and approved procedures by the Board of Trustees, to invest daily available cash balances in affiliated money market funds. The Fund and the money market funds below have the same investment advisor and therefore, are considered to be affiliated. The table below shows the transactions in and earnings from investments in affiliated money market funds for the year ended July 31, 2005.

                                                                         CHANGE IN
                                                                         UNREALIZED
                 MARKET VALUE       PURCHASES          PROCEEDS         APPRECIATION     MARKET VALUE     DIVIDEND      REALIZED
FUND               07/31/04          AT COST          FROM SALES       (DEPRECIATION)      07/31/05        INCOME      GAIN (LOSS)
----------------------------------------------------------------------------------------------------------------------------------
Liquid Assets
  Portfolio-
  Institutional
  Class           $ 5,505,206      $ 69,330,559      $ (72,878,999)        $   --         $1,956,766      $ 89,872       $   --
----------------------------------------------------------------------------------------------------------------------------------
STIC Prime
  Portfolio-
  Institutional
  Class             5,505,206        69,330,559        (72,878,999)            --          1,956,766        90,266           --
==================================================================================================================================
  Total           $11,010,412      $138,661,118      $(145,757,998)        $   --         $3,913,532      $180,138       $   --
__________________________________________________________________________________________________________________________________
==================================================================================================================================

NOTE 4--EXPENSE OFFSET ARRANGEMENTS

The expense offset arrangements are comprised of (i) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (ii) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended July 31, 2005, the Fund received credits from these arrangements, which resulted in the reduction of the Fund's total expenses of $4,169.

NOTE 5--TRUSTEES' AND OFFICER'S FEES AND BENEFITS

"Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to pay remuneration to each Trustee and Officer of the Fund who is not an "interested person" of AIM. Trustees have the option to defer compensation payable by the Fund, and "Trustees' and Officer's Fees and Benefits" also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various AIM Funds in which their deferral accounts shall be deemed to be invested. Finally, current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. "Trustees' and Officer's Fees and Benefits" include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

    During the year ended July 31, 2005, the Fund paid legal fees of $4,370 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

NOTE 6--BORROWINGS

Pursuant to an exemptive order from the SEC, the Fund may participate in an interfund lending facility that AIM has established for temporary borrowings by the AIM Funds. An interfund loan will be made under this facility only if the loan rate (an average of the rate available on bank loans and the rate available on investments in overnight repurchase agreements) is favorable to both the lending fund and the borrowing fund. A loan will be secured by collateral if the Fund's aggregate borrowings from all sources exceeds 10% of the Fund's total assets. To the extent that the loan is required to be secured by collateral, the collateral is marked to market daily to ensure that the market value is at least 102% of the outstanding principal value of the loan. During the year ended July 31, 2005, the Fund did not borrow or lend under the interfund lending facility.

    The Fund is a participant in an uncommitted unsecured revolving credit facility with State Street Bank and Trust Company ("SSB"). The Fund may borrow up to the lesser of (i) $125,000,000, or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the credit facility can borrow on a first come, first served basis. Principal on each loan outstanding shall bear interest at the bid rate quoted by SSB at the time of the request for the loan.

    During the year ended July 31, 2005, the Fund did not borrow under the uncommitted unsecured revolving credit facility.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (i) leave funds as a compensating balance in the account so the custodian can be compensated by earning the additional interest; or (ii) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and AIM not to exceed the rate contractually agreed upon.

NOTE 7--FUTURES CONTRACTS

On July 31, 2005, $4,500,000 principal amount of U.S. Treasury and corporate obligations were pledged as collateral to cover margin requirements for open futures contracts.

OPEN FUTURES CONTRACTS AT PERIOD END
------------------------------------------------------------------------------------------------------------------------
                                                                                                            CHANGE IN
                                                                                             MARKET         UNREALIZED
                                                               NO. OF         MONTH/          VALUE        APPRECIATION
CONTRACT                                                      CONTRACTS     COMMITMENT      07/31/05      (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        19       Sept-06/Long    $ 4,537,912      $  (1,995)
------------------------------------------------------------------------------------------------------------------------
Eurodollar GLOBEX2 E-Trade                                        57       Dec-06/Long      13,608,750        (31,535)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 5 year Notes                                       117       Sept-05/Long     12,542,766       (156,937)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 10 year Notes                                       60       Sept-05/Long      6,659,063        (80,831)
------------------------------------------------------------------------------------------------------------------------
U.S. Treasury 30 year Bonds                                       83       Sept-05/Long      9,570,937        (74,071)
========================================================================================================================
                                                                                           $46,919,428      $(345,369)
________________________________________________________________________________________________________________________
========================================================================================================================

NOTE 8--DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF NET ASSETS

DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the years ended July 31, 2005 and 2004 was as follows:

                                                                 2005          2004
--------------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                               $5,654,950    $3,419,285
--------------------------------------------------------------------------------------
Capital Gains                                                    294,225            --
======================================================================================
Total distributions                                           $5,949,175    $3,419,285
______________________________________________________________________________________
======================================================================================


TAX COMPONENTS OF NET ASSETS:

As of July 31, 2005, the components of net assets on a tax basis were as follows:

                                                                    2005
----------------------------------------------------------------------------
Undistributed ordinary income                                   $    152,567
----------------------------------------------------------------------------
Unrealized appreciation (depreciation) -- investments                 66,409
----------------------------------------------------------------------------
Temporary book/tax differences                                       (11,186)
----------------------------------------------------------------------------
Post-October capital loss deferral                                   (22,815)
----------------------------------------------------------------------------
Shares of beneficial interest                                    225,025,508
============================================================================
Total net assets                                                $225,210,483
____________________________________________________________________________
============================================================================


    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund's unrealized appreciation (depreciation) difference is attributable primarily to losses on wash sales and the realization of gains on certain futures contracts and differing treatment of partnerships.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund's temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan expenses.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund does not have a capital loss carryforward as of July 31, 2005.

NOTE 9--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities and money market funds) purchased and sold by the Fund during the year ended July 31, 2005 was $359,619,880 and $258,345,352, respectively.

UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENT SECURITIES ON A TAX BASIS
------------------------------------------------------------------------------
Aggregate unrealized appreciation of investment securities        $  978,813
------------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities        (912,404)
==============================================================================
Net unrealized appreciation of investment securities              $   66,409
______________________________________________________________________________
==============================================================================
Cost of investments for tax purposes is $219,074,721.

NOTE 10--RECLASSIFICATION OF PERMANENT DIFFERENCES

Primarily as a result of differing book/tax treatment of paydowns on mortgage backed securities, on July 31, 2005, undistributed net investment income was increased by $267,507 and undistributed net realized gain (loss) was decreased by $267,507. This reclassification had no effect on the net assets of the Fund.

NOTE 11--SHARE INFORMATION

The Fund currently offers five different classes of shares: Class A shares, Class B shares, Class C shares, Class R shares and Institutional Class shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with CDSC. Class R shares and Institutional Class shares are sold at net asset value. Under certain circumstances, Class A shares and Class R shares are subject to CDSC. Generally, Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase.


                                            CHANGES IN SHARES OUTSTANDING
---------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED JULY 31,
                                                              -------------------------------------------------------
                                                                       2005(a)                        2004
                                                              --------------------------    -------------------------
                                                                SHARES         AMOUNT         SHARES        AMOUNT
---------------------------------------------------------------------------------------------------------------------
Sold:
  Class A                                                      4,953,233    $ 51,968,113     2,120,259    $22,280,117
---------------------------------------------------------------------------------------------------------------------
  Class B                                                      1,352,197      14,228,981     1,740,846     18,292,621
---------------------------------------------------------------------------------------------------------------------
  Class C                                                        322,530       3,387,686       621,595      6,564,573
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                      29,799         313,936        10,815        112,468
---------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                       8,148,060      85,679,510     1,279,534     13,278,111
=====================================================================================================================
Issued as reinvestment of dividends:
  Class A                                                        146,425       1,538,291       120,950      1,268,355
---------------------------------------------------------------------------------------------------------------------
  Class B                                                        130,092       1,366,453       136,964      1,436,475
---------------------------------------------------------------------------------------------------------------------
  Class C                                                         25,403         266,801        27,349        286,832
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                         929           9,745            25            263
---------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                         226,817       2,381,429         4,746         49,494
=====================================================================================================================
Automatic conversion of Class B shares to Class A shares:
  Class A                                                        206,765       2,173,875       214,070      2,246,559
---------------------------------------------------------------------------------------------------------------------
  Class B                                                       (206,797)     (2,173,875)     (214,070)    (2,246,559)
=====================================================================================================================
Reacquired:
  Class A                                                     (1,555,951)    (16,378,086)   (1,945,631)   (20,371,843)
---------------------------------------------------------------------------------------------------------------------
  Class B                                                     (1,299,256)    (13,652,914)   (2,051,846)   (21,486,194)
---------------------------------------------------------------------------------------------------------------------
  Class C                                                       (356,476)     (3,747,908)     (708,287)    (7,414,140)
---------------------------------------------------------------------------------------------------------------------
  Class R(b)                                                     (10,627)       (111,712)         (506)        (5,287)
---------------------------------------------------------------------------------------------------------------------
  Institutional Class(b)                                        (375,600)     (3,947,739)       (1,019)       (10,614)
=====================================================================================================================
                                                              11,737,543    $123,302,586     1,355,794    $14,281,231
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a) 42% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are advised by AIM.
(b) Class R and Institutional Class shares commenced sales on April 30, 2004.

NOTE 12--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              -----------------------------------------------------------
                                                                                                      DECEMBER 31, 2001
                                                                                                       (DATE OPERATIONS
                                                                    YEAR ENDED JULY 31,                 COMMENCED) TO
                                                              --------------------------------             JULY 31,
                                                               2005          2004       2003                 2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.45        $10.35     $10.19               $10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          0.32          0.31       0.32(a)              0.18(a)
-------------------------------------------------------------------------------------------------------------------------
 Net gains on securities (both realized and unrealized)         0.15          0.25       0.26                 0.23
=========================================================================================================================
   Total from investment operations                             0.47          0.56       0.58                 0.41
=========================================================================================================================
Less distributions:
 Dividends from net investment income                          (0.33)        (0.36)     (0.40)               (0.22)
-------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                         (0.12)        (0.10)     (0.02)                  --
=========================================================================================================================
   Total distributions                                         (0.45)        (0.46)     (0.42)               (0.22)
=========================================================================================================================
Net asset value, end of period                                $10.47        $10.45     $10.35               $10.19
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 4.57%         5.45%      5.77%                4.09%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $75,264       $35,948    $30,336              $9,325
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                 1.01%(c)      1.00%      1.00%                1.00%(d)
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements              1.48%(c)      1.57%      1.54%                3.21%(d)
=========================================================================================================================
Ratio of net investment income to average net assets            3.04%(c)      2.87%      3.07%                3.10%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                       180%          338%       284%                 215%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $39,360,766.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                        CLASS B
                                                              -----------------------------------------------------------
                                                                                                      DECEMBER 31, 2001
                                                                                                       (DATE OPERATIONS
                                                                    YEAR ENDED JULY 31,                 COMMENCED) TO
                                                              --------------------------------             JULY 31,
                                                               2005          2004       2003                 2002
-------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.45        $10.35     $10.19              $ 10.00
-------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                          0.24          0.22       0.24(a)              0.14(a)
-------------------------------------------------------------------------------------------------------------------------
 Net gains on securities (both realized and unrealized)         0.15          0.26       0.27                 0.22
=========================================================================================================================
   Total from investment operations                             0.39          0.48       0.51                 0.36
=========================================================================================================================
Less distributions:
 Dividends from net investment income                          (0.25)        (0.29)     (0.33)               (0.17)
-------------------------------------------------------------------------------------------------------------------------
 Distributions from net realized gains                         (0.12)        (0.09)     (0.02)                  --
=========================================================================================================================
   Total distributions                                         (0.37)        (0.38)     (0.35)               (0.17)
=========================================================================================================================
Net asset value, end of period                                $10.47        $10.45     $10.35              $ 10.19
_________________________________________________________________________________________________________________________
=========================================================================================================================
Total return(b)                                                 3.80%         4.67%      4.98%                3.65%
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $43,865       $44,047    $47,655             $14,678
_________________________________________________________________________________________________________________________
=========================================================================================================================
Ratio of expenses to average net assets:
 With fee waivers and/or expense reimbursements                 1.76%(c)      1.75%      1.75%                1.75%(d)
-------------------------------------------------------------------------------------------------------------------------
 Without fee waivers and/or expense reimbursements              2.14%(c)      2.22%      2.19%                3.86%(d)
=========================================================================================================================
Ratio of net investment income to average net assets            2.29%(c)      2.12%      2.32%                2.35%(d)
_________________________________________________________________________________________________________________________
=========================================================================================================================
Portfolio turnover rate(e)                                       180%          338%       284%                 215%
_________________________________________________________________________________________________________________________
=========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $44,591,435.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                                      CLASS C
                                                              --------------------------------------------------------
                                                                                                   DECEMBER 31, 2001
                                                                                                    (DATE OPERATIONS
                                                                   YEAR ENDED JULY 31,               COMMENCED) TO
                                                              -----------------------------             JULY 31,
                                                               2005         2004      2003                2002
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $10.45       $10.35    $10.19              $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                        0.24         0.22      0.24(a)              0.14(a)
----------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)       0.15         0.26      0.27                 0.22
======================================================================================================================
    Total from investment operations                           0.39         0.48      0.51                 0.36
======================================================================================================================
Less distributions:
  Dividends from net investment income                        (0.25)       (0.29)    (0.33)               (0.17)
----------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                       (0.12)       (0.09)    (0.02)                  --
======================================================================================================================
    Total distributions                                       (0.37)       (0.38)    (0.35)               (0.17)
======================================================================================================================
Net asset value, end of period                                $10.47       $10.45    $10.35              $10.19
______________________________________________________________________________________________________________________
======================================================================================================================
Total return(b)                                                3.80%        4.67%     4.98%                3.65%
______________________________________________________________________________________________________________________
======================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $8,573       $8,649    $9,185              $3,045
______________________________________________________________________________________________________________________
======================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements               1.76%(c)     1.75%     1.75%                1.75%(d)
----------------------------------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements            2.14%(c)     2.22%     2.19%                3.86%(d)
======================================================================================================================
Ratio of net investment income to average net assets           2.29%(c)     2.12%     2.32%                2.35%(d)
______________________________________________________________________________________________________________________
======================================================================================================================
Portfolio turnover rate(e)                                      180%         338%      284%                 215%
______________________________________________________________________________________________________________________
======================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset value may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and are not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $8,270,209.
(d)  Annualized.
(e)  Not annualized for periods less than one year.

                                                                          CLASS R
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                            $10.44             $10.42
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.29               0.08
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.14               0.02
=============================================================================================
    Total from investment operations                              0.43               0.10
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.30)             (0.08)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.12)                --
=============================================================================================
    Total distributions                                          (0.42)             (0.08)
=============================================================================================
Net asset value, end of period                                  $10.45             $10.44
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                   4.21%              0.92%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                        $  318             $  108
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  1.26%(b)           1.25%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               1.64%(b)           1.39%(c)
=============================================================================================
Ratio of net investment income to average net assets              2.79%(b)           2.62%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(d)                                         180%               338%
_____________________________________________________________________________________________
=============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $244,940.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

                                                                           TOTAL
RETURN BOND FUND

NOTE 12--FINANCIAL HIGHLIGHTS--(CONTINUED)


                                                                    INSTITUTIONAL CLASS
                                                              -------------------------------
                                                                               APRIL 30, 2004
                                                                                (DATE SALES
                                                              YEAR ENDED       COMMENCED) TO
                                                               JULY 31,           JULY 31,
                                                                 2005               2004
---------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $ 10.45            $ 10.42
---------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                           0.34               0.09
---------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          0.15               0.03
=============================================================================================
    Total from investment operations                              0.49               0.12
=============================================================================================
Less distributions:
  Dividends from net investment income                           (0.35)             (0.09)
---------------------------------------------------------------------------------------------
  Distributions from net realized gains                          (0.12)                --
=============================================================================================
    Total distributions                                          (0.47)             (0.09)
=============================================================================================
Net asset value, end of period                                 $ 10.47            $ 10.45
_____________________________________________________________________________________________
=============================================================================================
Total return(a)                                                   4.84%              1.15%
_____________________________________________________________________________________________
=============================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $97,190            $13,415
_____________________________________________________________________________________________
=============================================================================================
Ratio of expenses to average net assets:
  With fee waivers and/or expense reimbursements                  0.75%(b)           0.51%(c)
---------------------------------------------------------------------------------------------
  Without fee waivers and/or expense reimbursements               0.79%(b)           0.63%(c)
=============================================================================================
Ratio of net investment income to average net assets              3.30%(b)           3.36%(c)
_____________________________________________________________________________________________
=============================================================================================
Portfolio turnover rate(d)                                         180%               338%
_____________________________________________________________________________________________
=============================================================================================

(a) Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year.
(b)  Ratios are based on average daily net assets of $54,166,657.
(c)  Annualized.
(d)  Not annualized for periods less than one year.

NOTE 13--CHANGE IN INDEPENDENT PUBLIC ACCOUNTANTS

On June 29, 2005, the Audit Committee (the "Audit Committee") of the Board of Trustees (the "Board") of the Trust appointed PricewaterhouseCoopers LLP ("PwC") as the independent registered public accounting firm of the Fund for the fiscal year ending July 31, 2005. Such appointment was ratified and approved by the Independent Trustees of the Board. For the prior reporting period, Ernst & Young ("E&Y") was the Fund's independent registered public accounting firm. On June 29, 2005, the Trust obtained a formal resignation from E&Y as the independent registered public accounting firm of the Fund.

    E&Y's report on the financial statements of the Fund for the past two years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period E&Y was engaged, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to E&Y's satisfaction, would have caused E&Y to make reference to that matter in connection with such reports.

NOTE 14--LEGAL PROCEEDINGS

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

SETTLED ENFORCEMENT ACTIONS AND INVESTIGATIONS RELATED TO MARKET TIMING

On October 8, 2004, INVESCO Funds Group, Inc. ("IFG") (the former investment advisor to certain AIM Funds), AIM and A I M Distributors, Inc. ("ADI") (the distributor of the retail AIM Funds) reached final settlements with certain regulators, including the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Colorado Attorney General, to resolve civil enforcement actions and/or investigations related to market timing and related activity in the AIM Funds, including those formerly advised by IFG. As part of the settlements, a $325 million fair fund ($110 million of which is civil penalties) has been created to compensate shareholders harmed by market timing and related activity in funds formerly advised by IFG. Half of this amount has already been paid to the fair fund pursuant to the terms of the settlement with the remainder due December 31, 2005. Additionally, AIM and ADI created a $50 million fair fund ($30 million of which is civil penalties) to compensate shareholders harmed by market timing and related activity in funds advised by AIM, which was done pursuant to the terms of the settlement. These two fair funds may increase as a result of contributions from third parties who reach final settlements with the SEC or other regulators to resolve allegations of market timing and/or late trading that also may have harmed applicable AIM Funds. These two fair funds will be distributed in accordance with a methodology to be determined by AIM's independent distribution consultant, in consultation with AIM and the independent trustees of the AIM Funds and acceptable to the staff of the SEC. As the methodology is unknown at the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the distribution of these two fair funds may have on the Fund or whether such distribution will have an impact on the Fund's financial statements in the future.

  At the request of the trustees of the AIM Funds, AMVESCAP PLC ("AMVESCAP"), the parent company of IFG and AIM, has agreed to reimburse expenses incurred by the AIM Funds related to market timing matters.

REGULATORY INQUIRIES AND PENDING LITIGATION

  IFG, AIM, ADI and/or related entities and individuals have received inquiries from numerous regulators in the form of subpoenas or other oral or written requests for information and/or documents related to one or more of the following issues, some of which concern one or more AIM Funds: market timing activity, late trading, fair value pricing, excessive or improper advisory and/or distribution fees, mutual fund sales practices, including revenue sharing and directed-brokerage arrangements, investments in securities of other registered investment companies, contractual plans, issues related to Section 529 college savings plans and procedures for locating lost securityholders. IFG, AIM and ADI are providing full cooperation with respect to these inquiries. As described more fully below, the AIM Funds, IFG, AIM, ADI and/or related entities and individuals are defendants in numerous civil lawsuits related to one or more of these issues. Regulatory actions and/or additional civil lawsuits related to these or other issues may be filed against the AIM Funds, IFG, AIM and/or related entities and individuals in the future.

  On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed a civil lawsuit against AIM, IFG and ADI, as well as numerous unrelated mutual fund complexes and financial institutions. None of the AIM Funds has been named as a defendant in this lawsuit. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia [Civil Action No. 05-C-81], alleges, in substance, that AIM, IFG and ADI engaged in unfair competition and/or unfair or deceptive trade practices by failing to disclose in the prospectuses for the AIM Funds, including those formerly advised by IFG, that they had entered into certain arrangements permitting market timing of such Funds. As a result of the foregoing, the WVAG alleges violations of W. Va. Code sec. 46A-1-101, et seq. (the West Virginia Consumer Credit and Protection Act). The WVAG complaint is seeking, among other things, injunctive relief, civil monetary penalties and a writ of quo warranto against the defendants. If AIM is unsuccessful in its defense of the WVAG lawsuit, it could be barred from serving as an investment advisor for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of AIM or any other investment advisor directly or indirectly owned by AMVESCAP, from serving as an investment advisor to any registered investment company, including the Fund. The Fund has been informed by AIM that, if these results occur, AIM will seek exemptive relief from the SEC to permit it to continue to serve as the Fund's investment advisor. There is no assurance that such exemptive relief will be granted. On July 7, 2005, the Supreme Court of West Virginia ruled in the context of a separate lawsuit that the WVAG does not have authority pursuant to W. Va. Code Section 46A-6-104 of the West Virginia Consumer Credit and Protection Act to bring an action based upon conduct that is ancillary to the purchase or sale of securities. AIM intends to seek dismissal of the WVAG's lawsuit against it, IFG and ADI in light of this ruling.

  On August 30, 2005, the West Virginia Office of the State Auditor--Securities Commission ("WVASC") issued a Summary Order to Cease and Desist and Notice of Right to Hearing to AIM and ADI. The WVASC makes findings of fact that essentially mirror the WVAG's allegations mentioned above and conclusions of law to the effect that AIM and ADI violated the West Virginia securities laws. The WVASC orders AIM and ADI to cease any further violations and seeks to impose monetary sanctions to be determined by the Commissioner. AIM and ADI have the right to contest the WVASC's findings and conclusions, which they intend to do.

  Civil lawsuits, including purported class action and shareholder derivative suits, have been filed against certain of the AIM Funds, IFG, AIM, ADI and/or related entities and individuals, depending on the lawsuit, alleging:

  - that the defendants permitted improper market timing and related activity in the AIM Funds;

  - that certain AIM Funds inadequately employed fair value pricing;

  - that the defendants charged excessive advisory and/or distribution fees and failed to pass on to shareholders the perceived savings generated by economies of scale and that the defendants adopted unlawful distribution plans;

  - that the defendants breached their fiduciary duties by charging distribution fees while AIM Funds and/or specific share classes were closed generally to new investors and/or while other share classes of the same AIM Fund were not charged the same distribution fees;

  - that the defendants improperly used the assets of the AIM Funds to pay brokers to aggressively promote the sale of the AIM Funds over other mutual funds and that the defendants concealed such payments from investors by disguising them as brokerage commissions; and

  - that the defendants breached their fiduciary duties by failing to ensure that the AIM Funds participated in class action settlements in which they were eligible to participate (this lawsuit was dismissed by the Court on August 12, 2005).

    These lawsuits allege as theories of recovery, depending on the lawsuit, violations of various provisions of the Federal and state securities laws and ERISA, negligence, breach of fiduciary duty and/or breach of contract. These lawsuits seek remedies that include, depending on the lawsuit, damages, restitution, injunctive relief, imposition of a constructive trust, removal of certain directors and/or employees, various corrective measures under ERISA, rescission of certain AIM Funds' advisory agreements and/or distribution plans and recovery of all fees paid, an accounting of all fund-related fees, commissions and soft dollar payments, restitution of all commissions and fees paid, and prospective relief in the form of reduced fees.

  All lawsuits based on allegations of market timing, late trading and related activity have been transferred to the United States District Court for the District of Maryland. On August 25, 2005, the Court issued rulings on the common issues of law presented in defendants' motions to dismiss the shareholder class and derivative complaints. These rulings were issued in the context of the Janus lawsuits, but the Court's legal determinations apply at the omnibus level to all cases within his track, including the AIM and IFG cases. The Court dismissed for failure to make pre-suit demand on the fund board all derivative causes of action but one: the excessive fee claim under Section 36(b) of the Investment Company Act of 1940 (the "1940 Act"), as to which the demand requirement does not apply. The Court dismissed all claims asserted in the class complaint but two: (i) the securities fraud claims under Section 10(b) of the Securities Exchange Act of 1934, and (ii) the excessive fee claim under Section 36(b) of the 1940 Act. In addition, the Court limited plaintiffs' potential recovery on the 36(b) claim to fees attributable to timing assets, as opposed to all fees on funds in which any timing occurred. The question whether the duplicative Section 36(b) claim properly belongs in the derivative complaint or in the class action complaint will be decided at a later date. The Court will subsequently issue an order applying his legal rulings to the allegations in the AIM and IFG complaints.

  At the present time, management of AIM and the Fund are unable to estimate the impact, if any, that the outcome of the Regulatory Inquiries and Pending Litigation described above may have on AIM, ADI or the Fund.

* * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
* * * * * *

As a result of the matters discussed above, investors in the AIM Funds might react by redeeming their investments. This might require the AIM Funds to sell investments to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AIM Funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
and Shareholders of AIM Total Return Bond Fund



In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of AIM Total Return Bond Fund (one of the funds constituting AIM Investment Securities Funds, hereafter referred to as the "Fund") at July 31, 2005, the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets of the Fund for the year ended July 31, 2004 and the financial highlights for each of the periods ended on or before July 31, 2004 were audited by another independent registered public accounting firm whose report, dated September 17, 2004, expressed an unqualified opinion on those statements.

/s/ PRICEWATERHOUSECOOPERS LLP

September 21, 2005
Houston, Texas

OTHER INFORMATION

TRUSTEES AND OFFICERS

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   INTERESTED PERSONS
-------------------------------------------------------------------------------------------------------------------------------

   Robert H. Graham(1) -- 1946     1988           Director and Chairman, A I M Management    None
   Trustee, Vice Chair and                        Group Inc. (financial services holding
   President                                      company); Director and Vice Chairman,
                                                  AMVESCAP PLC and Chairman, AMVESCAP
                                                  PLC -- AIM Division (parent of AIM and a
                                                  global investment management firm)
                                                  Formerly: President and Chief Executive
                                                  Officer, A I M Management Group Inc.;
                                                  Director, Chairman and President, A I M
                                                  Advisors, Inc. (registered investment
                                                  advisor); Director and Chairman, A I M
                                                  Capital Management, Inc. (registered
                                                  investment advisor), A I M Distributors,
                                                  Inc. (registered broker dealer), AIM
                                                  Investment Services, Inc., (registered
                                                  transfer agent), and Fund Management
                                                  Company (registered broker dealer); and
                                                  Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   Mark H. Williamson(2) -- 1951   2003           Director, President and Chief Executive    None
   Trustee and Executive Vice                     Officer, A I M Management Group Inc.;
   President                                      Director, Chairman and President, A I M
                                                  Advisors, Inc.; Director, A I M Capital
                                                  Management, Inc. and A I M Distributors,
                                                  Inc.; Director and Chairman, AIM
                                                  Investment Services, Inc., Fund
                                                  Management Company and INVESCO
                                                  Distributors, Inc. (registered broker
                                                  dealer); and Chief Executive Officer,
                                                  AMVESCAP PLC -- AIM Division (parent of
                                                  AIM and a global investment management
                                                  firm)
                                                  Formerly: Director, Chairman, President
                                                  and Chief Executive Officer, INVESCO
                                                  Funds Group, Inc.; President and Chief
                                                  Executive Officer, INVESCO Distributors,
                                                  Inc.; Chief Executive Officer, AMVESCAP
                                                  PLC -- Managed Products
-------------------------------------------------------------------------------------------------------------------------------

   INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------------------

   Bruce L. Crockett(3) -- 1944    1992           Chairman, Crockett Technology Associates   ACE Limited (insurance company);
   Trustee and Chair                              (technology consulting company)            and Captaris, Inc. (unified
                                                                                             messaging provider)
-------------------------------------------------------------------------------------------------------------------------------

   Bob R. Baker -- 1936            2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Frank S. Bayley -- 1939         2001           Retired                                    Badgley Funds, Inc. (registered
   Trustee                                                                                   investment company (2 portfolios))
                                                  Formerly: Partner, law firm of Baker &
                                                  McKenzie
-------------------------------------------------------------------------------------------------------------------------------

   James T. Bunch -- 1942          2003           Co-President and Founder, Green, Manning   None
   Trustee                                        & Bunch Ltd., (investment banking firm);
                                                  and Director, Policy Studies, Inc. and
                                                  Van Gilder Insurance Corporation
-------------------------------------------------------------------------------------------------------------------------------

   Albert R. Dowden -- 1941        2000           Director of a number of public and         None
   Trustee                                        private business corporations, including
                                                  the Boss Group Ltd. (private investment
                                                  and management); Cortland Trust, Inc.
                                                  (Chairman) (registered investment
                                                  company (3 portfolios)); Annuity and
                                                  Life Re (Holdings), Ltd. (insurance
                                                  company); and CompuDyne Corporation
                                                  (provider of products and services to
                                                  the public security market)
                                                  Formerly: Director, President and Chief
                                                  Executive Officer, Volvo Group North
                                                  America, Inc.; Senior Vice President, AB
                                                  Volvo; and director of various
                                                  affiliated Volvo companies
-------------------------------------------------------------------------------------------------------------------------------

   Edward K. Dunn, Jr. -- 1935     1998           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Jack M. Fields -- 1952          1997           Chief Executive Officer, Twenty First      Administaff, and Discovery Global
   Trustee                                        Century Group, Inc. (government affairs    Education Fund (non-profit)
                                                  company) (owner) Dos Angelos Ranch, L.P.
                                                  Formerly: Chief Executive Officer,
                                                  Texana Timber LP (sustainable forestry
                                                  company)
-------------------------------------------------------------------------------------------------------------------------------

   Carl Frischling -- 1937         1990           Partner, law firm of Kramer Levin          Cortland Trust, Inc. (registered
   Trustee                                        Naftalis and Frankel LLP                   investment company (3 portfolios))
-------------------------------------------------------------------------------------------------------------------------------

   Gerald J. Lewis -- 1933         2003           Chairman, Lawsuit Resolution Services      General Chemical Group, Inc.
   Trustee                                        (San Diego, California)
-------------------------------------------------------------------------------------------------------------------------------

   Prema Mathai-Davis -- 1950      1998           Formerly: Chief Executive Officer, YWCA    None
   Trustee                                        of the USA
-------------------------------------------------------------------------------------------------------------------------------

(1) Mr. Graham is considered an interested person of the Trust because he is a director of AMVESCAP PLC, parent of the advisor to the Trust. Prior to October 4, 2004, Mr. Graham served as Chairman of the Board.
(2) Mr. Williamson is considered an interested person of the Trust because he is an officer and a director of the advisor to, and a director of the principal underwriter of, the Trust.
(3) Mr. Crockett was elected Chair of the Board effective October 4, 2004.

As of July 31, 2005



The address of each trustee and officer of AIM Investment Securities Funds (the "Trust"), is 11 Greenway Plaza, Suite 100, Houston, Texas 77046. Each trustee oversees 109 portfolios in the AIM Funds complex. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust's organizational documents. Column two below includes length of time served with predecessor entities, if any.

                                   TRUSTEE AND/
NAME, YEAR OF BIRTH AND            OR OFFICER     PRINCIPAL OCCUPATION(S)                    OTHER DIRECTORSHIP(S)
POSITION(S) HELD WITH THE TRUST    SINCE          DURING PAST 5 YEARS                        HELD BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------------------

   Lewis F. Pennock -- 1942        1988           Partner, law firm of Pennock & Cooper      None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Ruth H. Quigley -- 1935         2001           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   Larry Soll -- 1942              2003           Retired                                    None
   Trustee
-------------------------------------------------------------------------------------------------------------------------------

   OTHER OFFICERS
-------------------------------------------------------------------------------------------------------------------------------

   Lisa O. Brinkley(4) -- 1959     2004           Senior Vice President, A I M Management    N/A
   Senior Vice President and                      Group Inc.; Senior Vice President and
   Chief Compliance Officer                       Chief Compliance Officer, A I M
                                                  Advisors, Inc.; Vice President and Chief
                                                  Compliance Officer, A I M Capital
                                                  Management, Inc. and Vice President,
                                                  A I M Distributors, Inc., AIM Investment
                                                  Services, Inc. and Fund Management
                                                  Company
                                                  Formerly: Senior Vice President and
                                                  Compliance Director, Delaware
                                                  Investments Family of Funds and Chief
                                                  Compliance Officer, A I M Distributors,
                                                  Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Russell C. Burk(5) -- 1958      2005           Formerly: Director of Compliance and       N/A
   Senior Vice President                          Assistant General Counsel, ICON
   (Senior Officer)                               Advisers, Inc.; Financial Consultant,
                                                  Merrill Lynch; General Counsel and
                                                  Director of Compliance, ALPS Mutual
                                                  Funds, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Kevin M. Carome -- 1956         2003           Director, Senior Vice President,           N/A
   Senior Vice President,                         Secretary and General Counsel, A I M
   Secretary and Chief Legal                      Management Group Inc. and A I M
   Officer                                        Advisors, Inc.; Director and Vice
                                                  President, INVESCO Distributors, Inc.;
                                                  Vice President, A I M Capital
                                                  Management, Inc., and AIM Investment
                                                  Services, Inc.; Vice President and
                                                  General Counsel, Fund Management
                                                  Company; and Senior Vice President,
                                                  A I M Distributors, Inc.
                                                  Formerly: Senior Vice President and
                                                  General Counsel, Liberty Financial
                                                  Companies, Inc.; and Senior Vice
                                                  President and General Counsel, Liberty
                                                  Funds Group, LLC; and Vice President,
                                                  A I M Distributors, Inc.; and Director,
                                                  Fund Management Company
-------------------------------------------------------------------------------------------------------------------------------

   Robert G. Alley -- 1948         2004           Managing Director, Chief Fixed Income      N/A
   Vice President                                 Officer and Senior Investment Officer,
                                                  A I M Capital Management, Inc. and Vice
                                                  President, A I M Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   Sidney M. Dilgren -- 1961       2004           Vice President and Fund Treasurer, A I M   N/A
   Vice President and Treasurer                   Advisors, Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Investment Services, Inc.; and Vice
                                                  President, A I M Distributors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

   J. Philip Ferguson(6) -- 1945   2005           Senior Vice President and Chief            N/A
   Vice President                                 Investment Officer, A I M Advisors Inc.;
                                                  Director, Chairman, Chief Executive
                                                  Officer, President and Chief Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  Executive Vice President, A I M
                                                  Management Group Inc.
                                                  Formerly: Senior Vice President, AIM
                                                  Private Asset Management, Inc.; Chief
                                                  Equity Officer, and Senior Investment
                                                  Officer, A I M Capital Management, Inc.;
                                                  and Managing Partner, Beutel, Goodman
                                                  Capital Management
-------------------------------------------------------------------------------------------------------------------------------

   Karen Dunn Kelley -- 1960       1992           Director of Cash Management, Managing      N/A
   Vice President                                 Director and Chief Cash Management
                                                  Officer, A I M Capital Management, Inc;
                                                  Director and President, Fund Management
                                                  Company; and Vice President, A I M
                                                  Advisors, Inc.
-------------------------------------------------------------------------------------------------------------------------------

(4) Ms. Brinkley was elected Senior Vice President and Chief Compliance Officer of the Trust effective September 20, 2004.
(5) Mr. Burk was elected Senior Vice President of the Trust effective February 15, 2005.
(6) Mr. Ferguson was elected Vice President of the Trust effective February 24, 2005.

The Statement of Additional Information of the Trust includes additional information about the Fund's Trustees and is available upon request, without charge, by calling 1.800.959.4246.

OFFICE OF THE FUND            INVESTMENT ADVISOR       DISTRIBUTOR              AUDITORS
11 Greenway Plaza             A I M Advisors, Inc.     A I M Distributors,      PricewaterhouseCoopers
Suite 100                     11 Greenway Plaza        Inc.                     LLP
Houston, TX 77046-1173        Suite 100                11 Greenway Plaza        1201 Louisiana Street
                              Houston, TX 77046-1173   Suite 100                Suite 2900
                                                       Houston, TX 77046-1173   Houston, TX 77002-5678

COUNSEL TO THE FUND           COUNSEL TO THE           TRANSFER AGENT           CUSTODIAN
Ballard Spahr                 INDEPENDENT TRUSTEES     AIM Investment           State Street Bank and
Andrews & Ingersoll, LLP      Kramer, Levin, Naftalis  Services, Inc.           Trust Company
1735 Market Street            & Frankel LLP            P.O. Box 4739            225 Franklin Street
Philadelphia, PA 19103-7599   1177 Avenue of the       Houston, TX 77210-4739   Boston, MA 02110-2801
                              Americas
                              New York, NY 10036-2714

REQUIRED FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Of ordinary dividends paid to shareholders during the Fund's tax year ended July 31, 2005, 0% is eligible for the dividends received deduction for corporations.

For its tax year ended July its tax year ended July 31, 2005, the Fund designates 0%, or the maximum amount allowable of its dividend distributions as qualified dividend income. Your actual amount of qualified dividend income for the calendar year will be reported on form 1099-DIV. You should consult your tax advisor regarding treatment of the amounts.

REQUIRED STATE INCOME TAX INFORMATION (UNAUDITED)

Of the ordinary dividends paid, 6.58 was derived from U.S. Treasury Obligations.

U.S. ESTATE TAX FOR NON-RESIDENT ALIEN SHAREHOLDERS (UNAUDITED)

The percentage of qualifying assets not subject to the U.S. estate tax for the fiscal quarters ended January 31, 2005, April 30, 2005 and July 31, 2005 are 96.96%, 96.75% and 97.08%, respectively.

      DOMESTIC EQUITY                               INTERNATIONAL/GLOBAL EQUITY                    FIXED INCOME

AIM Aggressive Growth Fund                   AIM Asia Pacific Growth Fund                TAXABLE
AIM Basic Balanced Fund*                     AIM Developing Markets Fund
AIM Basic Value Fund                         AIM European Growth Fund                    AIM Floating Rate Fund
AIM Blue Chip Fund                           AIM European Small Company Fund(5)          AIM High Yield Fund
AIM Capital Development Fund                 AIM Global Aggressive Growth Fund           AIM Income Fund
AIM Charter Fund                             AIM Global Equity Fund                      AIM Intermediate Government Fund
AIM Constellation Fund                       AIM Global Growth Fund                      AIM Limited Maturity Treasury Fund
AIM Diversified Dividend Fund                AIM Global Value Fund                       AIM Money Market Fund
AIM Dynamics Fund(1)                         AIM International Core Equity Fund(1)       AIM Short Term Bond Fund
AIM Large Cap Basic Value Fund               AIM International Growth Fund               AIM Total Return Bond Fund
AIM Large Cap Growth Fund                    AIM International Small Company Fund(6)     Premier Portfolio
AIM Mid Cap Basic Value Fund                 AIM Trimark Fund                            Premier U.S. Government Money Portfolio(1)
AIM Mid Cap Core Equity Fund(2)
AIM Mid Cap Growth Fund                                  SECTOR EQUITY
AIM Opportunities I Fund
AIM Opportunities II Fund                    AIM Advantage Health Sciences Fund(1)       TAX-FREE
AIM Opportunities III Fund                   AIM Energy Fund(1)
AIM Premier Equity Fund                      AIM Financial Services Fund(1)              AIM High Income Municipal Fund(8)
AIM S&P 500 Index Fund(1)                    AIM Global Health Care Fund                 AIM Municipal Bond Fund
AIM Select Equity Fund                       AIM Global Real Estate Fund                 AIM Tax-Exempt Cash Fund
AIM Small Cap Equity Fund(3)                 AIM Gold & Precious Metals Fund(1)          AIM Tax-Free Intermediate Fund
AIM Small Cap Growth Fund(4)                 AIM Leisure Fund(1)                         Premier Tax-Exempt Portfolio
AIM Small Company Growth Fund(1)             AIM Multi-Sector Fund(1)
AIM Trimark Endeavor Fund                    AIM Real Estate Fund(7)
AIM Trimark Small Companies Fund             AIM Technology Fund(1)                            AIM ALLOCATION SOLUTIONS
AIM Weingarten Fund                          AIM Utilities Fund(1)
                                                                                         AIM Conservative Allocation Fund
*Domestic equity and income fund                                                         AIM Growth Allocation Fund(9)
                                                                                         AIM Moderate Allocation Fund
                                                                                         AIM Moderate Growth Allocation Fund
                                                                                         AIM Moderately Conservative Allocation Fund

                                             ===============================================================================
                                             CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES CAREFULLY.
                                             FOR THIS AND OTHER INFORMATION ABOUT AIM FUNDS, OBTAIN A PROSPECTUS FROM YOUR
                                             FINANCIAL ADVISOR AND READ IT CAREFULLY BEFORE INVESTING.
                                             ===============================================================================

(1)The following name changes became effective October 15, 2004: INVESCO Advantage Health Sciences Fund to AIM Advantage Health Sciences Fund, INVESCO Dynamics Fund to AIM Dynamics Fund, INVESCO Energy Fund to AIM Energy Fund, INVESCO Financial Services Fund to AIM Financial Services Fund, INVESCO Gold & Precious Metals Fund to AIM Gold & Precious Metals Fund, INVESCO International Core Equity Fund to AIM International Core Equity Fund, INVESCO Leisure Fund to AIM Leisure Fund, INVESCO Multi-Sector Fund to AIM Multi-Sector Fund, INVESCO S&P 500 Index Fund to AIM S&P 500 Index Fund, INVESCO Small Company Growth Fund to AIM Small Company Growth Fund, INVESCO Technology Fund to AIM Technology Fund, INVESCO U.S. Government Money Fund to Premier U.S. Government Money Portfolio, INVESCO Utilities Fund to AIM Utilities Fund. (2)As of end of business on February 27, 2004, AIM Mid Cap Core Equity Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor.
(3)Effective December 13, 2004, AIM Small Cap Equity Fund is open to all investors. (4)As of end of business on March 18, 2002, AIM Small Cap Growth Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (5)As of end of business on March 28, 2005, AIM European Small Company Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (6)Effective December 30, 2004, AIM International Emerging Growth Fund was renamed AIM International Small Company Fund. As of end of business on March 14, 2005, the Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (7)As of end of business on April 29, 2005, AIM Real Estate Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (8)As of end of business August 5, 2005, AIM High Income Municipal Fund has limited public sales of its shares to certain investors. For more information on who may continue to invest in the Fund, please contact your financial advisor. (9)Effective April 29, 2005, AIM Aggressive Allocation Fund was renamed AIM Growth Allocation Fund.

If used after Oct. 20, 2005, this report must be accompanied by a Fund Performance & Commentary or by an AIM Quarterly Performance Review for the most recent quarter-end. Mutual funds distributed by A I M Distributors, Inc.

A I M Management Group Inc. has provided leadership in the investment management industry since 1976 and manages $129 billion in assets. AIM is a subsidiary of AMVESCAP PLC, one of the world's largest independent financial services companies with $373 billion in assets under management. Data as of June 30, 2005.

AIMinvestments.com                  TRB-AR-1            A I M Distributors, Inc.


                    [YOUR GOALS. OUR SOLUTIONS.]--Registered Trademark--
------------------------------------------------------------------------
Mutual  Retirement  Annuities  College  Separately  Offshore  Cash                         [AIM INVESTMENTS LOGO APPEARS HERE]
Funds   Products               Savings  Managed     Products  Management                         --Registered Trademark--
                               Plans    Accounts
------------------------------------------------------------------------

ITEM 2.       CODE OF ETHICS.

              As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the "Code") that applies to the Registrant's principal executive officer ("PEO") and principal financial officer ("PFO"). There were no amendments to the Code during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.
..

ITEM 3.       AUDIT COMMITTEE FINANCIAL EXPERT.

              The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Prema Mathai-Davis. Dr. Mathai-Davis is "independent" within the meaning of that term as used in Form N-CSR.


ITEM 4.       PRINCIPAL ACCOUNTANT FEES AND SERVICES.


         The Registrant's Audit Committee appointed PricewaterhouseCoopers LLP ("PWC") as Registrant's principal independent registered public accounting firm for the fiscal year 2005. Such appointment was ratified and approved by the independent trustees of the Registrant's Board of Trustees. For the fiscal year ended 2004, Ernst & Young LLP ("E&Y") served as the Registrant's principal registered public accounting firm.

         The information set forth below for the 2005 fiscal year relates to fees billed by PWC. The information set forth below for the 2004 fiscal year relates to fees billed by E&Y.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO THE REGISTRANT

         PWC (for 2005) and E&Y (for 2004) billed the Registrant aggregate fees for services rendered to the Registrant as follows:

                                                  Percentage of Fees
                                                  Billed Applicable                            Percentage of Fees
                                                     to Non-Audit                             Billed Applicable to
                            Fees Billed by PWC    Services Provided                            Non-Audit Services
                               for Services      for fiscal year end    Fees Billed by E&Y     Provided for fiscal
                             Rendered to the       2005 Pursuant to        for Services           year end 2004
                              Registrant for          Waiver of           Rendered to the      Pursuant to Waiver
                                 fiscal              Pre-Approval         Registrant for         of Pre-Approval
                              year end 2005         Requirement(1)     fiscal year end 2004      Requirement(1)
                              -------------         --------------     --------------------      --------------
Audit Fees                    $     309,415                    N/A     $            260,239                 N/A
Audit-Related Fees(2)         $           0                      0%    $             34,200                   0%
Tax Fees(3)                   $      71,789                      0%    $             20,200                   0%
All Other Fees                $           0                      0%    $                  0                   0%
                              ---------------                          --------------------
Total Fees                    $     381,204                      0%    $            314,639                   0%

PWC billed the Registrant aggregate non-audit fees of $71,789 for the fiscal year ended 2005 for non-audit services rendered to the Registrant. E&Y billed the Registrant aggregate non-audit fees of $54,400 for the fiscal year ended 2004 for non-audit services rendered to the Registrant.

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Audit-Related Fees for the fiscal year ended July 31, 2004 includes fees billed for completing agreed-upon procedures related to fund mergers.

(3) Tax Fees for the fiscal year end July 31, 2005 includes fees billed for reviewing tax returns and consultation services. Tax fees for fiscal year end July 31, 2004 includes fees billed for reviewing tax returns and consultation services.

FEES BILLED BY PRINCIPAL ACCOUNTANT RELATED TO AIM AND AIM AFFILIATES

         PWC (for 2005) and E&Y (for 2004) billed AIM Advisors, Inc. ("AIM"), the Registrant's adviser, and any entity controlling, controlled by or under common control with AIM that provides ongoing services to the Registrant ("AIM Affiliates") aggregate fees for pre-approved non-audit services rendered to AIM and AIM Affiliates as follows:

                           Fees Billed by PWC                            Fees Billed by E&Y
                              for Non-Audit                                 for Non-Audit
                          Services Rendered to    Percentage of Fees    Services Rendered to     Percentage of Fees
                               AIM and AIM       Billed Applicable to        AIM and AIM        Billed Applicable to
                             Affiliates for       Non-Audit Services       Affiliates for        Non-Audit Services
                          fiscal year end 2005    Provided for fiscal   fiscal year end 2004    Provided for fiscal
                           That Were Required        year end 2005       That Were Required        year end 2004
                           to be Pre-Approved     Pursuant to Waiver     to be Pre-Approved    Pursuant to Waiver of
                           by the Registrant's      of Pre-Approval      by the Registrant's        Pre-Approval
                             Audit Committee        Requirement(1)         Audit Committee         Requirement(1)
                             ---------------        --------------         ---------------         --------------
Audit-Related Fees(2)        $             0                     0%        $       181,777                      0%
Tax Fees                     $             0                     0%        $             0                      0%
All Other Fees               $             0                     0%        $             0                      0%
                             ---------------                               ---------------
Total Fees(3)                $             0                     0%        $       181,777                      0%

--------------------------------------------------------------------------------

(1) With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, AIM and AIM Affiliates during a fiscal year; and (iii) such services are promptly approved by the Registrant's Audit Committee prior to the completion of the audit by the Audit Committee.

(2) Audit-Related Fees for the fiscal year ended July 31, 2004 includes fees billed for services to test and report on the controls and operations of an affiliated transfer agent.

(3) Including the fees for services not required to be pre-approved by the registrant's audit committee, PWC billed AIM and AIM Affiliates aggregate non-audit fees of $0 for the fiscal year ended 2005, and E&Y billed AIM and AIM Affiliates aggregate non-audit fees of $273,336 for the fiscal year ended 2004, for non-audit services rendered to AIM and AIM Affiliates.

         The Audit Committee also has considered whether the provision of non-audit services that were rendered to AIM and AIM Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining the principal accountant's independence.

                  PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
                             POLICIES AND PROCEDURES
                      As adopted by the Audit Committees of
                           the AIM Funds (the "Funds")
                         Last Amended September 13, 2005


I.       STATEMENT OF PRINCIPLES

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission ("SEC") ("Rules"), the Audit Committees of the Funds' (the "Audit Committee") Board of Directors/Trustees (the "Board") are responsible for the appointment, compensation and oversight of the work of independent accountants (an "Auditor"). As part of this responsibility and to assure that the Auditor's independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds' investment adviser and to affiliates of the adviser that provide ongoing services to the Funds ("Service Affiliates") if the services directly impact the Funds' operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees ("general pre-approval") or require the specific pre-approval of the Audit Committees ("specific pre-approval"). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor's independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

II.      DELEGATION

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Directors. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committee at its next quarterly meeting.

III.     AUDIT SERVICES

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor's qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant general pre-approval for other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

IV.      NON-AUDIT SERVICES

The Audit Committees may provide general pre-approval of types of non-audit services described in this Section IV to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC's Rules on auditor independence, and otherwise conforms to the Audit Committee's general principles and policies as set forth herein.

The Audit Committees may provide specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the auditor, is consistent with the SEC Rules on auditor independence, and otherwise conforms to the Audit Committees' general principles and policies as set forth herein.

AUDIT-RELATED SERVICES

"Audit-related services" are assurance and related services that are reasonably related to the performance of the audit or review of the Fund's financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

TAX SERVICES

"Tax services" include, but are not limited to, the review and signing of the Funds' federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds' Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Provider before a tax court, district court or federal court of claims.

ALL OTHER AUDITOR SERVICES

The Audit Committees may pre-approve non-audit services classified as "All other services" that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

V.       PRE-APPROVAL FEE LEVELS OR ESTABLISHED AMOUNTS

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

VI.      PROCEDURES

On an annual basis, A I M Advisors, Inc. ("AIM") will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds' Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund's Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds' Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds' Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds' Treasurer and management of AIM will immediately report to the chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds' Treasurer or senior management of AIM.

EXHIBIT 1 TO PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES POLICIES AND
PROCEDURES

CONDITIONALLY PROHIBITED NON-AUDIT SERVICES (NOT PROHIBITED IF THE FUND CAN REASONABLY CONCLUDE THAT THE RESULTS OF THE SERVICE WOULD NOT BE SUBJECT TO AUDIT PROCEDURES IN CONNECTION WITH THE AUDIT OF THE FUND'S FINANCIAL STATEMENTS)

         o Bookkeeping or other services related to the accounting records or financial statements of the audit client

         o        Financial information systems design and implementation

         o Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

         o        Actuarial services

         o        Internal audit outsourcing services

CATEGORICALLY PROHIBITED NON-AUDIT SERVICES

         o        Management functions

         o        Human resources

         o Broker-dealer, investment adviser, or investment banking services

         o        Legal services

         o        Expert services unrelated to the audit

         o Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.       AUDIT COMMITTEE OF LISTED REGISTRANTS.

                  Not applicable.

ITEM 6.       SCHEDULE OF INVESTMENTS.

                  Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                  Not applicable.

ITEM 8.       PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

                  Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                  Not applicable.

ITEM 10.      SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

                  None

ITEM 11.      CONTROLS AND PROCEDURES.

(a) As of September 15, 2005, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant's disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act"), as amended. Based on that evaluation, the Registrant's officers, including the PEO and PFO, concluded that, as of September 15, 2005, the Registrant's disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12.      EXHIBITS.

12(a) (1)         Code of Ethics.

12(a) (2)         Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)         Not applicable.

12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Securities Funds

By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    October 7, 2005


Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By:      /s/ ROBERT H. GRAHAM
         -----------------------------------------
         Robert H. Graham
         Principal Executive Officer

Date:    October 7, 2005


By:      /s/ SIDNEY M. DILGREN
         -----------------------------------------
         Sidney M. Dilgren
         Principal Financial Officer

Date:    October 7, 2005

                                  EXHIBIT INDEX


 12(a) (1)     Code of Ethics.

 12(a) (2)     Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the
               Investment Company Act of 1940.

 12(a) (3)     Not applicable.

 12(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.